Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.

The accession number of the previous related submission is as follows: 0000898745-17-001383

CLASS A, C & T SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

October 31, 2017

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Note: If your shares are not held directly with Principal Funds but through a brokerage firm, please contact your broker for electronic delivery options available.

Letter from the President	1
Economic & Financial Market Review	3
California Municipal Fund	4
Core Plus Bond Fund	6
Diversified International Fund	8
Equity Income Fund	10
Finisterre Unconstrained Emerging Markets Bond Fund	12
Global Diversified Income Fund	14
Global Real Estate Securities Fund	16
Government & High Quality Bond Fund	18
High Yield Fund	20
High Yield Fund I	22
Income Fund	24
Inflation Protection Fund	26
International Emerging Markets Fund	28
International Fund I	30
LargeCap Growth Fund	32
LargeCap Growth Fund I	34
LargeCap S&P 500 Index Fund	36
LargeCap Value Fund	38
MidCap Fund	40
MidCap Value Fund III	42
Principal Capital Appreciation Fund	44
Real Estate Securities Fund	46
Short-Term Income Fund	48
SmallCap Fund	50
SmallCap Value Fund II	52
Tax-Exempt Bond Fund	54
Financial Statements	56
Notes to Financial Statements	101
Schedules of Investments	139
Financial Highlights (Includes performance information)	306
Report of Independent Registered Public Accounting Firm	338
Shareholder Expense Example	339
Supplemental Information	342

Not FDIC or NCUA insured
May lose value • Not a deposit • No bank or credit union guarantee
Not insured by any Federal government agency

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

Dear Shareholder,

The current synchronized global economic expansion transformed from what last year we called an “upturn,” to a full-fledged economic expansion. It includes a virtuous circle: a phase where solid household spending, strong profit gains, robust confidence, and easy monetary policy combine to create a positive feedback loop that pushes growth even further. Healthy demand and profits generate capital spending, more job growth, and better wage gains, which in turn engender even more spending and demand. The question is whether this energy is about to peak or whether the momentum can push the expansion to new heights. So far, the data looks positive.

The revival of the Eurozone economy was the growth shock of the last year. After the UK vote to exit the European Union, the mood was dire. Yet, growth came in at nearly 2.5% for several quarters. And momentum remains convincing. Lending conditions are easing and loan demand is rising. Broad consumer confidence hit a 16-year high, and German business sentiment climbed to the highest level in nearly 50 years.

The 2.2% surge in the NASDAQ Composite Index on October 27, led by soaring prices of Facebook, Alphabet, and Amazon, capped a huge month for technology. The MSCI Information Technology1 sector climbed 6.8% in October. Japanese stocks had a great month as the Nikkei 225 index jumped 8.6%. Broad world indices were higher through October 27, with the MSCI All Country World Index2 up 1.8%. Even though interest rates rose during October, the reflation trade did not persist from September; growth stocks overwhelmed value stocks and large-cap averages had over a 1% advantage to small-cap indices.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes. We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.3

Our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our investment strategies cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road or closer at hand.

All data cited, unless otherwise indicated, from October 2017 Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

1 The MSCI Information Technology Index represents the performance of the information technology sector in the equity market.

2 The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 24 emerging market countries.

3 Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

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Economic & Financial Market Review

The world expansion rolls along. Surging confidence, rising capital spending, strong profit gains, and healthy demand generate a positive feedback loop that reinforces the robust growth, which we believe should persist well into 2018. Recent U.S. data has been excellent. The report on orders and shipments of capital equipment was compelling, with orders soaring 10.1% and shipments up 8.2%, both annual rate, over the last six months. The first estimate for third-quarter gross domestic product (GDP) was well above expectations at 3.0% annual rate over the prior quarter, even though spending was dented by Hurricane Harvey. All measures of confidence are strong; the University of Michigan’s sentiment index reached the second highest since November 2000. Initial claims for jobless benefits recently hit the lowest since the early 1970s. Workers are coming back into the labor force in record numbers. Business surveys remain sturdy, suggesting growth continues at a fast pace.

The revival of the Eurozone economy was the growth shock of the last year. After the UK vote to exit the European Union, the mood was dire. Yet, growth came in at nearly 2.5% for several quarters. And momentum remains convincing. Surveys of purchasing managers edged lower, still consistent with solid growth, but higher in France and Germany. Lending conditions are easing and loan demand is rising. Broad consumer confidence hit a 16-year high, and German business sentiment climbed to the highest in nearly 50 years. At its October meeting, the European Central Bank decided to marginally scale back its monetary ease by halving the pace of its bond purchases starting in January.

Economic activity in Japan is surging in the longest period of expansion in more than 10 years. Corporate profits are at record levels; the Nikkei 225 stock index is up 27% year-over-year; tourism into Japan is soaring with the number of visitors up 18.6% over the prior year in September. The jobless rate is at a low of 2.8%.

Rising commodity prices, easy monetary conditions, and a weaker U.S. dollar is boosting growth in emerging markets. GDP gains in India have decelerated over the last year or two in response to uncertainty around the sales tax change, currency demonetization, and rising non-performing loans at state-owned banks. But, equalizing tax laws across state lines, bringing the invisible economy into the open, and continuing a strong recapitalization program suggest that growth should move back to trend.

Contrarily, it’s hard to predict what will stop the gradual rise in long-term yields. Nominal U.S. growth last quarter was 5.2% annualized and 4.1% over the prior year; it will likely be the same or higher this quarter. Labor markets are tightening all around the world; global growth is robust; producer price inflation is 6.9% over the prior year in China and is rising in the United States. The Fed is removing monetary accommodation; the ECB announced it will be next. None of this squares with 10-year U.S. Treasury yields of only 2.4%. Those low yields imply that growth is about to slow dramatically, but there is little evidence of that anywhere.

*All data from Bloomberg, unless otherwise stated.

California Municipal Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal California Municipal Fund seeks to provide as high a level of current income that is exempt from federal and state personal income tax as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in California municipal obligations (securities issued by or on behalf of state or local governments and other public authorities) at the time of purchase. Generally, these municipal obligations pay interest that is exempt from state personal income tax and federal income tax.

California Northbay Health Series-A, Loma Linda University Medical Center and Golden State Tobacco Securitization

contributed. Virgin Islands, JP Morgan Trust Receipts - Series 2016, and Peralta CA Community College detracted.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	1.82%	4.03%	4.15%	7/25/89
	Including Sales Charge	-2.03%	3.23%	3.75%
Class C Shares	Excluding Sales Charge	0.99%	3.06%	3.20%	3/1/02
	Including Sales Charge	0.00%	3.06%	3.20%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.82%	0.82%
Class C Shares	1.65%	1.65%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -3.47% (1-year); 3.28% (5-year); 3.79% (10-year)
Class C Shares: -1.52% (1-year); 3.14% (5-year); 3.24% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Core Plus Bond Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Core Plus Bond Fund seeks to provide current income and, as a secondary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. Under normal circumstances, the Fund maintains an average portfolio duration that is within 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The top three contributors were an out-of-index allocation to below investment-grade corporate bonds, underweight to U.S. Treasury securities, and overweight to investment-grade corporate bonds. Security selection within investment-grade corporate bonds and emerging market debt contributed. The top three detractors were underweight positioning on the short end of the curve, security selection within asset-backed securities (ABS) and collateralized mortgage obligation (CMO) securities and a low allocation to top-performing below investment-grade corporate bonds.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	1.96%	2.08%	3.56%	6/28/05
	Including Sales Charge	-1.86%	1.31%	3.17%
Class C Shares	Excluding Sales Charge	1.17%	1.23%	2.72%	1/16/07
	Including Sales Charge	0.18%	1.23%	2.72%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.00%	0.89%
Class C Shares	2.02%	1.76%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -2.59% (1-year); 1.36% (5-year); 3.22% (10-year)
Class C Shares: -0.68% (1-year); 1.27% (5-year); 2.76% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified International Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Diversified International Fund seeks long-term growth of capital. The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of at least 30 countries. The Fund invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in the information technology sector contributed to performance; led by an overweight position to Korean conglomerate Samsung Electronics. Stock selection in the healthcare sector contributed to performance, driven by an overweight position to Swiss biotechnology company Actelion Ltd. Stock selection in the consumer discretionary sector contributed positively to performance, driven by an overweight position in TAL Education Group, a leading China-based education service provider. Stock selection in Canada detracted from performance, led by an overweight position in Alimentation Couche-Tard Inc, a leading global convenience store operator with a network of nearly 15,000 stores. Stock selection in the energy sector detracted from performance, led by an overweight position in TransCanada Corporation, which owns & operates energy infrastructure with three segments. Stock selection in the telecommunication services sector detracted from performance, led by an overweight position in NTT DoCoMo, Inc., Japan's largest mobile provider.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	24.41%	8.48%	0.38%	6/28/05
	Including Sales Charge	17.58%	7.25%	-0.18%
Class C Shares	Excluding Sales Charge	23.60%	7.73%	-0.27%	1/16/07
	Including Sales Charge	22.60%	7.73%	-0.27%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.36%	1.36%
Class C Shares	2.30%	2.08%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 13.15% (1-year); 7.08% (5-year); 0.30% (10-year)
Class C Shares: 17.95% (1-year); 7.51% (5-year); 0.21% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Equity Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Equity Income Fund seeks to provide current income and long-term growth of income and capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of purchase. The Fund usually invests in equity securities of companies with large market capitalizations. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Not holding General Electric contributed as it disappointed with anemic sales growth and concerns for its future growth arose. Apple traded higher on better than expected results, helped by both iPhone and services business segments. Microchip Technology outperformed on strong top and bottom line growth in addition to its earlier acquisition of Atmel which proved more accretive than expected. Kroger underperformed as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. Not owning Bank of America detracted from relative performance, as the large benchmark constituent outperformed the market on banking industry strength. Similarly, not owning Citigroup detracted from relative returns over the past year as the index constituent outperformed the market on banking industry strength.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	22.32%	12.76%	6.39%	5/31/39
	Including Sales Charge	15.61%	11.49%	5.79%
Class C Shares	Excluding Sales Charge	21.42%	11.93%	5.61%	3/1/02
	Including Sales Charge	20.42%	11.93%	5.61%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.91%	0.91%
Class C Shares	1.65%	1.65%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 11.69% (1-year); 10.85% (5-year); 5.71% (10-year)
Class C Shares: 16.28% (1-year); 11.29% (5-year); 5.52% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Finisterre Unconstrained Emerging Markets Bond Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:
Finisterre Capital LLP

What contributed to or detracted from Fund performance during the fiscal year?*

Finisterre Unconstrained Emerging Markets Bond Fund seeks to generate total returns from current income and capital appreciation. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, debt securities and other fixed-income securities, and in derivatives on such investments, that are tied economically to an emerging market country. It follows an investment process that focuses primarily on market level analysis of global markets and political developments and their impact on individual countries and companies in emerging markets. It is non-diversified.

Brazil was the main contributor, with large gains on local rates, on Petrobras, and on the recovery of the oil rig operator Odebrecht. Our Mexican positions performed well on the back of a strong appreciation of the peso after the U.S. election and some general credit spread compression. Iraq was also a large contributor, as recovering oil and constructive engagement with the International Monetary Fund (IMF) benefited our sovereign and corporate positions. We incurred modest losses on a short credit default swap (CDS) exposure on Qatar as part of a relative value trade versus Saudi Arabia. We incurred some losses on a five year interest rates swap receiver that was not entirely compensated by our gains on Indian U.S. dollar credits. The fluctuating situation in Venezuela has slightly impacted our trading performance there.

*Securities described in the fund commentary may no longer be held in the fund.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
1-Year		Since Inception	Inception Date
Class A Shares Excluding Sales Charge	8.63%	8.62%	7/11/16
Including Sales Charge	4.51%	5.49%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio			Net Expense Ratio
Class A Shares	1.87%		1.47%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 5.12% (1-year); 5.93% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 7/31/16 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Finisterre Unconstrained Emerging Markets Bond Blended Index is composed of 33.33% JPM CEMBI Broad Diversified TR USD Index, 33.33% JPM EMBI Global Diversified TR USD Index and 33.33% JPM GBI-EM Global Diversified TR USD Index.

Global Diversified Income Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:

Analytic Investors, LLC; Colonial First State Asset Management (Australia) Limited; DDJ Capital Management, LLC; Logan Circle Partners, L.P.; Post Advisory Group, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Stone Harbor Investment Partners, LP; W.H. Reaves & Co., Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Global Diversified Income Fund seeks income. The Fund generally invests a majority of its assets in fixed-income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, it invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund.

The allocation to commercial mortgage-backed securities (CMBS) contributed as performance was driven by exposure to select legacy AJ positions, as changes in prices reflected the market adjusting loss expectations based on actual loan resolutions and projected recoveries on loan maturities. Exposure to 2012-2014 vintage BBB- rated bonds benefited from the credit curve continuing to flatten as investors continued to move down-in-credit to find yield. The allocation to high yield bonds contributed the most as the high yield market experienced a strong rally driven in large part by the Trump relation trade and improving commodity prices. Overall, metals & mining, energy, technology, and cable were among the top performing sectors. The allocation to emerging market debt contributed to absolute performance as spread compression relative to U.S. Treasuries was the primary driver of total return. Country selection and issue selection decisions also contributed, as well as off-benchmark hard currency corporate debt exposures.

The allocation to opportunistic mortgage-backed securities detracted from absolute returns as managed selection and the allocation to the asset class produced negative returns. Performance over the short term has been negatively impacted by the recent rise in yields, particularly at the front end of the curve. Stock selection within the large-cap space detracted from relative returns. Performance headwinds over the past year persisted as stock selection remained challenged by abrupt shifts in style and sector leadership rotation, particularly in the United States. The equity volatility overlay strategy was a drag on total portfolio performance due to the strong positive performance across the global equity markets.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* December 15, 2008 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months; Class T shares: maximum up-front sales charge of 2.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
						Extended
					Inception
		1-Year	5-Year	Since Inception		Performance
					Date
						Inception Date
Class A Shares	Excluding Sales Charge	8.63%	5.58%	11.16%	12/15/08	-
	Including Sales Charge	4.59%	4.78%	10.68%
Class C Shares	Excluding Sales Charge	7.79%	4.78%	10.32%	12/15/08	-
	Including Sales Charge	6.79%	4.78%	10.32%
Class T Shares	Excluding Sales Charge	9.24%	5.72%	11.20%	6/12/17	12/15/08
	Including Sales Charge	6.51%	5.18%	10.88%

Total Investment Expense as shown in the 3/1/17 prospectus; 6/12/17 for Class T
		Gross Expense Ratio			Net Expense Ratio
Class A Shares			1.20%		1.20%
Class C Shares			1.96%		1.96%
Class T Shares			1.28%		1.20%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 3.71% (1-year); 4.91% (5-year); 10.74% (since inception)
Class C Shares: 6.01% (1-year); 4.93% (5-year); 10.38% (since inception)
Class T Shares: 5.20% (1-year); 5.24% (5-year); 10.88% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/08 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Global Diversified Income Blended Index is composed of 40% Bloomberg Barclays Global Credit Index; 30% Bloomberg Barclays Global High Yield Index; and 30% MSCI ACWI Value Index.

Global Real Estate Securities Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Global Real Estate Securities Fund seeks to generate a total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry at the time of purchase. For the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry.

Overweight to Deutsche Wohnen contributed to results as German residential fundamentals have been supportive of the stock's outperformance. Overweight to SEGRO PLC contributed as it was a beneficiary of the positive demand trends in industrials in addition to having an attractive, accelerating pipeline. Overweight to Equinix, Inc. contributed to outperformance as a result of strong execution and industry-wide demand dynamics that remain very strong due the secular shift towards increasing data usage and cloud computing. Underweight to Vonovia SE detracted due to the stock being a beneficiary of the strong residential fundamentals in Germany. Lack of allocation to Digital Realty Trust, Inc. detracted as the stock outperformed due to strong execution and industry-wide demand dynamics that remain very strong due the secular shift towards increasing data usage and cloud computing. Overweight to Japan Retail Fund Investment Corporation detracted due to concerns about tenant departures (General Merchandise Stores like Ito Yokado) in suburban areas and a general negative sentiment towards the retail segment globally.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	9.53%	7.40%	2.73%	10/1/07
	Including Sales Charge	3.46%	6.18%	2.14%
Class C Shares	Excluding Sales Charge	8.55%	6.55%	1.86%	10/1/07
	Including Sales Charge	7.55%	6.55%	1.86%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.32%	1.32%
Class C Shares	2.11%	2.11%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -3.36% (1-year); 6.24% (5-year); 2.16% (since inception)
Class C Shares: 0.54% (1-year); 6.59% (5-year); 1.87% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Government & High Quality Bond Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Government & High Quality Bond Fund seeks a high level of current income consistent with safety and liquidity. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P's Rating Service or Aaa by Moody's Investors Service, Inc., or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities at the time of purchase.

An out-of-benchmark allocation to non-agency commercial mortgage-backed securities (CMBS) was the biggest contributor to the performance for the year. An out-of-benchmark allocation to whole loan collateralized mortgage obligation (CMOs) contributed to performance over the 12-month period. An underweight to low coupon Ginnie Mae (GNMA) agency mortgage-backed securities (MBS) aided performance for the year. An out-of-benchmark allocation to agency CMOs was the biggest detractor to the performance for the year. Issue selection in low coupon Fannie Mae (FNMA) agency mortgage-backed securities (MBS) constrained performance for the period. An out-of-benchmark allocation to agency commercial mortgage-backed securities (CMBS) detracted from performance for the year.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	-0.45%	1.37%	3.52%	5/4/84
	Including Sales Charge	-2.69%	0.91%	3.28%
Class C Shares	Excluding Sales Charge	-1.33%	0.51%	2.69%	3/1/02
	Including Sales Charge	-2.29%	0.51%	2.69%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.91%	0.91%
Class C Shares	1.68%	1.63%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -2.86% (1-year); 0.93% (5-year); 3.38% (10-year)
Class C Shares: -2.38% (1-year); 0.55% (5-year); 2.79% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

High Yield Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal High Yield Fund seeks to provide a high level of current income. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called "high yield bonds" or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers, including those located in developing or emerging countries.

Security selection contributed to performance. Within security selection, outperformance was primarily caused by positive issuer impacts from overweights to Pinnacle Operating Corporation, Navios Maritime Holdings, Vander Intermediate Holding, Compiler Finance, and Navios Maritime Acquisition. Positive sector impacts from underweights to retailers and wirelines, and overweights to independent energy, transportation services, and banking slightly contributed. Performance was somewhat offset by security selection from overweights to Academy, Goodman Networks, and Lennar, and underweights to Valeant Pharmaceuticals and Intelsat Jackson. Sector allocation detracted, driven by underweights to oil field services, refining, pharmaceuticals, and diversified manufacturing, and an overweight to packaging. However, this performance was slightly offset by positive sector impacts from underweights to retailers and wirelines, and overweights to independent energy, transportation services, and banking.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months; Class T shares; maximum up-front sales charge of 2.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
						Extended
					Inception
		1-Year	5-Year	10-Year		Performance
					Date
						Inception Date
Class A Shares	Excluding Sales Charge	9.63%	6.03%	6.97%	4/8/98	-
	Including Sales Charge	5.55%	5.21%	6.56%
Class C Shares	Excluding Sales Charge	8.89%	5.27%	6.19%	3/1/02	-
	Including Sales Charge	7.89%	5.27%	6.19%
Class T Shares	Excluding Sales Charge	9.63%	6.02%	6.97%	6/12/17	4/8/98
	Including Sales Charge	6.83%	5.49%	6.70%

Total Investment Expense as shown in the 3/1/17 prospectus; 6/12/17 for Class T
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.91%	0.91%
Class C Shares	1.66%	1.66%
Class T Shares	1.11%	0.91%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 5.25% (1-year); 5.32% (5-year); 6.64% (10-year)
Class C Shares: 7.43% (1-year); 5.32% (5-year); 6.25% (10-year)
Class T Shares: 6.52% (1-year); 5.57% (5-year); 6.77% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

High Yield Fund I

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:

DDJ Capital Management, LLC; Mellon Capital Management Corporation; Neuberger Berman Investment Advisers, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal High Yield Fund I seeks high current income. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment-grade bonds (sometimes called "high yield bonds" or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers.

Security selection within industrials, led by positive selection within basic industry and communications, benefited performance relative to the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. Specifically, issue selection within the gaming and metals & mining sub-sectors aided results driven by overweight positions in Scientific Games and Arcelormittal. An overweight allocation to the wireless communications sub-sector further benefited results driven by active positions in Sprint Communication bonds. An overweight position to and positive security selection within the utilities sector also proved beneficial. Furthermore, an underweight position in the retail sub-sector aided results as this sub-sector underperformed relative to the index. In turn, an overweight to and security selection within the financial sector was the primary drag on overall results. Specifically, issue selection within Ally Financial and CIT Group bonds weighed on results alongside overweight allocation to several healthcare REITs. Within the communications sector, an overweight allocation to the wirelines sub-sector and poor selection within cable & satellite weighed on results. Overweight allocations to Frontier Communications and Uniti Group detracted the most. Furthermore, an underweight allocation to the chemicals, health care, and oil field services sub-sectors detracted. Finally, the portfolios exposure to Community Health Systems and an allocation to bank loans hindered results as well. Bank loans underperformed relative to traditional high yield bonds during the period.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
					Extended
				Inception
1-Year		5-Year	10-Year		Performance
				Date
					Inception Date
Class A Shares Excluding Sales Charge	6.67%	4.82%	7.08%	3/1/13	12/29/04
Including Sales Charge	2.69%	4.03%	6.67%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio				Net Expense Ratio

Class A Shares		1.50%		1.05%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 2.57% (1-year); 4.15% (5-year); 6.78% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Income Fund seeks to provide a high level of current income consistent with preservation of capital. The Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities, up to 35% of which may be in below investment-grade bonds which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It maintains an average portfolio duration that is within 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

Allocation to high yield contributed to performance for the period. An underweight to U.S. Treasuries aided results during the last 12 months as they underperformed the benchmark. An overweight to and issue selection within the REITs industry helped performance during the period. Issue selection within the consumer cyclical industry hindered performance during the period. Not owning supranational bonds detracted from performance for the year. Issue selection within the technology sector constrained performance during the period.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	2.13%	2.47%	5.07%	12/15/75
	Including Sales Charge	-0.15%	2.00%	4.82%
Class C Shares	Excluding Sales Charge	1.40%	1.66%	4.26%	3/1/02
	Including Sales Charge	0.41%	1.66%	4.26%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.89%	0.89%
Class C Shares	1.70%	1.70%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -0.63% (1-year); 2.12% (5-year); 4.89% (10-year)
Class C Shares: -0.30% (1-year); 1.75% (5-year); 4.32% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Inflation Protection Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
BlackRock Financial Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Inflation Protection Fund seeks to provide current income and real (after inflation) total returns. The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. It normally maintains an average portfolio duration that is within 20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The Fund also invests in foreign securities, U.S. Treasuries and agency securities.

Within the U.S., long inflation breakeven positioning benefitted performance at the end of 2016, in the wake of the U.S. election, and in September and October of 2017 as the potential for Tax reform propelled market based inflation expectations higher. Tactical positioning in German and French nominal rates benefitted performance, especially around the first round of the French Election in April. Long New Zealand real rate positioning contributed to performance. Over the first half of 2017, the portfolios bias to be long U.S. breakevens detracted from performance. 30-year U.S. inflation breakevens narrowed ~25 basis points over the second quarter alone as inflation data showed continued weakness. Aggregate foreign exchange (FX) positioning detracted. Eurozone nominal flattening bias in September and October of 2017 detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	-0.87%	-0.91%	0.68%	6/28/05
	Including Sales Charge	-4.63%	-1.66%	0.30%
Class C Shares	Excluding Sales Charge	-1.56%	-1.68%	-0.10%	1/16/07
	Including Sales Charge	-2.54%	-1.68%	-0.10%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.91%	0.90%
Class C Shares	2.29%	1.65%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -5.28% (1-year); -1.57% (5-year); 0.33% (10-year)
Class C Shares: -3.25% (1-year); -1.58% (5-year); -0.07% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Emerging Markets Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal International Emerging Markets Fund seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of purchase. Emerging market country means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). It invests in equity securities of small, medium, and large market capitalization companies.

Overweight to Alibaba Group, the largest e-commerce player in China; Samsung Electronics, a Korean consumer electronics conglomerate; and Magazine Luiza, one of the largest retail chains in Brazil, contributed. Significant detractors included underweight to JD.com Inc., the largest online direct retailer and second largest e-commerce platform in China; and overweight to Tong Yang Industry, the leading collision parts manufacturer in the global aftermarket; and Telekom Indonesia, the largest telecom operator in Indonesia.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	29.49%	4.27%	-0.78%	6/28/05
	Including Sales Charge	22.39%	3.10%	-1.34%
Class C Shares	Excluding Sales Charge	28.19%	3.22%	-1.73%	1/16/07
	Including Sales Charge	27.19%	3.22%	-1.73%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.87%	1.61%
Class C Shares	2.95%	2.66%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 19.29% (1-year); 2.60% (5-year); -0.37% (10-year)
Class C Shares: 23.92% (1-year); 2.71% (5-year); -0.75% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Fund I

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Origin Asset Management, LLP

What contributed to or detracted from Fund performance during the fiscal year?*

Principal International Fund I seeks long-term growth of capital. The Fund invests primarily in foreign equity securities. Usually, the Fund's investments are diversified across many different countries and regions, including countries with emerging markets. The Fund typically invests in foreign securities of at least ten countries. The Fund invests in equity securities of small, medium, and large market capitalization companies. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Information technology was the most significant overweight throughout the year and was also the biggest contributor to performance by some margin. In particular emerging market securities such as Sunny Optical, AAC Technologies, and Win Semiconductors Corp. proved the most additive. Holdings in the healthcare sector were also beneficial to the portfolio, with the Swiss pharmaceutical company Actelion Ltd. as the standout performer. At a regional level, emerging markets were the most additive, with China the most beneficial within the region. The UK and Asia ex-Japan were additionally supportive. At a sector level holdings in materials proved the biggest drag during the period. Names in the financials sector also detracted marginally from performance, with holdings in North America and continental Europe weighing on performance the most. At a regional level Japan proved the most significant drag during the period, with holdings in Fujitsu General and KDDI Corporation detracting the most.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
					Extended
				Inception
1-Year		5-Year	10-Year		Performance
				Date
					Inception Date
Class A Shares Excluding Sales Charge	28.41%	10.33%	1.12%	6/3/14	12/29/03
Including Sales Charge	21.31%	9.09%	0.55%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		2.04%		1.46%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 14.37% (1-year); 8.68% (5-year); 0.76% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Growth Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Columbus Circle Investors

What contributed to or detracted from Fund performance during the fiscal year?*

Principal LargeCap Growth Fund seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Micron Technologys strength was due to upside surprise generated from pricing and volumes due to industry supply constraints and robust end-market demand within handset and computing products. This also provided outsized operating leverage that translated into notable margin upside. Lam Research benefited from strong shipments associated with memory customer spending, particularly within segment focused on next generation 3D NAND technology, which provided even greater upside to margins and facilitated the announcement of a greater than expected share repurchase program. Applied Materials was a beneficiary throughout the year of stronger than expected semiconductor equipment spending, particularly for memory semiconductors and organic light-emitting diode (OLED) display technology that is increasingly used in televisions and mobile devices such as Apples Phone X. Fleetcor Technologies was weak over concerns about its organic growth calculation, billing procedures, and foreign currency headwinds more than offsetting bookings strength and merger synergies. Activision Blizzard was hurt by the underwhelming launch of its latest key franchise Call of Duty game title, its greater than expected price discounting. Celgenes weakness was due to weak psoriasis sales, a recent clinical trial failure, generic concerns and tempered forward EPS guidance.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	28.35%	14.17%	5.57%	6/28/05
	Including Sales Charge	21.29%	12.87%	4.98%
Class C Shares	Excluding Sales Charge	27.42%	13.21%	4.72%	1/16/07
	Including Sales Charge	26.42%	13.21%	4.72%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.11%	1.11%
Class C Shares	1.98%	1.98%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 11.73% (1-year); 11.11% (5-year); 5.16% (10-year)
Class C Shares: 16.24% (1-year); 11.42% (5-year); 4.89% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Growth Fund I

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:
Brown Advisory, LLC; T. Rowe Price Associates, Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

Principal LargeCap Growth Fund I seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Stock selection in the consumer staples and real estate sectors benefitted the portfolio. An overweight to information technology contributed to returns. An underweight to consumer staples aided one year performance. Stock selection in consumer discretionary and information technology hindered performance. An overweight to healthcare held back the one year return. An underweight to industrials dragged on performance for the one year period.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
					Extended
				Inception
1-Year		5-Year	10-Year		Performance
				Date
					Inception Date
Class A Shares Excluding Sales Charge	29.68%	16.08%	8.88%	3/1/13	12/6/00
Including Sales Charge	22.51%	14.79%	8.26%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.17%		1.15%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 15.39% (1-year); 12.87% (5-year); 8.08% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap S&P 500 Index Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal LargeCap S&P 500 Index Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the S&P 500 Index at the time of purchase.

NVIDIA Corporation, Micron Technology Inc., and Lam Research Corporation contributed to performance. Under Armour Inc, Advance Auto Parts Inc., and Frontier Communications Corporation detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	23.04%	14.58%	6.87%	6/28/05
	Including Sales Charge	21.19%	14.24%	6.71%
Class C Shares	Excluding Sales Charge	22.07%	13.67%	6.10%	1/16/07
	Including Sales Charge	21.07%	13.67%	6.10%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.48%	0.48%
Class C Shares	1.36%	1.30%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 16.28% (1-year); 13.29% (5-year); 6.63% (10-year)
Class C Shares: 16.04% (1-year); 12.73% (5-year); 6.00% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Value Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal LargeCap Value Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 Value Index. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Overweight position in Anthem, Inc., the second largest health benefits company in the U.S., leveraging the strength of the Blue Cross/Blue Shield brand in its health insurance products, contributed to performance. Underweight position in General Electric Company contributed positively to performance. GE, a highly diversified, global industrial corporation divided into two major businesses: GE Capital (30% total rev) & GE Industrial (70%), contributed. Overweight to JPMorgan Chase & Co., the second largest U.S. bank, contributed measurements in each of its primary business segments. An overweight position in Intel Corporation, which designs, manufactures, and sells computer components and related products, contributed. Overweight to CVS Health Corporation, a result of the combination of CVS Pharmacies and the Caremark pharmacy benefit manager, which aim to provide the continuity of care that patients, payors, and providers all seek to ensure better outcomes at a lower cost, detracted due in part to Amazon announcing interest in entering the market. Overweight to Target Corporation, one of the largest North American retailers offering customers both everyday essentials and fashionable, differentiated merchandise at discounted prices, detracted from relative performance.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	20.10%	11.63%	4.93%	6/28/05
	Including Sales Charge	13.47%	10.38%	4.34%
Class C Shares	Excluding Sales Charge	19.22%	10.68%	4.14%	1/16/07
	Including Sales Charge	18.22%	10.68%	4.14%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		0.87%		0.87%
Class C Shares		2.03%		1.70%

Average annual total returns* including sales charge as of 9/30/17: Class A Shares: 8.47% (1-year); 9.77% (5-year); 4.14% (10-year) Class C Shares: 12.94% (1-year); 10.08% (5-year); 3.95% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal MidCap Fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap(R) Index. The fund also invests in foreign securities.

CarMax, the largest used car retailer in the U.S., contributed. Autodesk, the market leader in computer-aided design, with significant architectural and manufacturing end markets, contributed. SBA Communications (SBAC), which owns and operates wireless communications tower structures, contributed. Moodys, one of the three major credit rating agencies, contributed. Restaurant Brands International, a holding company created by the merger of Burger King and Tim Hortons in December 2014, contributed. AutoZone, a retailer in the auto parts aftermarket, serving primarily consumers who repair their own vehicles, detracted. O'Reilly Automotive, a leading auto parts aftermarket retailer, serving both consumers who repair their own vehicles and professional mechanics, detracted. Macquarie, which operates four separate infrastructure related business in the U.S., detracted. Liberty Global, a large cable and broadband company with operations primarily in Europe, detracted. Chipotle Mexican Grill, which operates over 2,300 fast-casual Mexican restaurants, detracted.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	26.19%	15.76%	10.24%	6/28/05
	Including Sales Charge	19.24%	14.46%	9.62%
Class C Shares	Excluding Sales Charge	25.31%	14.93%	9.40%	1/16/07
	Including Sales Charge	24.31%	14.93%	9.40%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.99%	0.99%
Class C Shares	1.73%	1.73%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 13.60% (1-year); 14.07% (5-year); 9.63% (10-year)
Class C Shares: 18.37% (1-year); 14.55% (5-year); 9.41% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Value Fund III

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:
Barrow, Hanley, Mewhinney & Strauss, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal MidCap Value Fund III seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in real estate investment trusts (REITs).

Selection and underweighting within the real estate sector contributed most to performance for the period. Selection and an overweight to the industrials and materials sectors also contributed, as did selection and an underweight to the information technology sector. The top five relative contributors included Owens Corning, Cigna, FMC, Royal Caribbean Cruises, and Microchip Technology. Selection in the financials sector detracted most from performance. An overweight to the energy sector detracted slightly. The bottom five relative contributors included L Brands, Hanesbrands, Chesapeake Energy, Vermilion Energy, and New York Community Bancorp.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
					Extended
				Inception
1-Year		5-Year	10-Year		Performance
				Date
					Inception Date
Class A Shares Excluding Sales Charge	20.99%	12.81%	6.94%	6/3/14	12/6/00
Including Sales Charge	14.32%	11.54%	6.34%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.33%		1.31%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 10.63% (1-year); 11.13% (5-year); 6.29% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s R-3 share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Principal Capital Appreciation Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Capital Appreciation Fund seeks to provide long-term growth of capital. The Fund invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. It invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Lam Research, a manufacturer of semiconductors, performed well over the period. Industry strength, order growth, and a new collaboration effort with KLA-Tencor aided performance. Additionally, LRCX increased its dividend. Boeing outperformed on strong free cash flow growth, which helped fund another dividend raise and continued share buybacks. Ameriprise outperformed over the past year as higher market valuations helped its wealth and asset management segments. Kroger underperformed as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. AmTrust Financial Services was a top detractor over the past year, falling sharply due to a delayed filing and prior year restatements brought on by a change in auditor. The stock has stabilized since but has been stubborn to rebound meaningfully. Cimarex beat earnings estimates each quarter over the past year yet still traded down along with its E&P peers on weaker commodity prices.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	22.53%	14.43%	7.38%	11/24/86
	Including Sales Charge	15.80%	13.14%	6.78%
Class C Shares	Excluding Sales Charge	21.54%	13.47%	6.44%	3/1/02
	Including Sales Charge	20.54%	13.47%	6.44%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.84%	0.84%
Class C Shares	1.67%	1.67%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 10.17% (1-year); 12.36% (5-year); 6.94% (10-year)
Class C Shares: 14.62% (1-year); 12.69% (5-year); 6.60% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Real Estate Securities Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Real Estate Securities Fund seeks to generate a total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. It invests in equity securities of small, medium, and large market capitalization companies. The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry. It is non-diversified.

Underweight to and selection in relative outperformers in the retail sector contributed due to store closings and the bankruptcy landscape hurting the sector in the United States. Good selection in specialized residential was evident in holdings in single family rental and manufactured housing. An overweight to technology stocks, especially in non-benchmark names, was also another contributor because these stocks outperformed on the back of the secular growth story at play. Good selection in hotels and self-storage names also contributed to relative outperformance. The largest detractor to performance was poor selection in the net lease space. Spirit Realty Capital sold off in the trailing 12 months because investors became concerned about the company's tenant credit issues following a surprising guidance cut and management change in early of the year, which had market worried about the company's tenant credit issues. Underweight to economically sensitive stocks, like hotels, which performed well in the period, detracted.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	7.59%	10.31%	6.28%	6/28/05
	Including Sales Charge	1.66%	9.07%	5.68%
Class C Shares	Excluding Sales Charge	6.75%	9.44%	5.46%	1/16/07
	Including Sales Charge	5.75%	9.44%	5.46%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.25%	1.25%
Class C Shares	2.07%	2.07%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -4.41% (1-year); 8.71% (5-year); 5.87% (10-year)
Class C Shares: -0.60% (1-year); 9.08% (5-year); 5.65% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Short-Term Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Short-Term Income Fund seeks as high a level of current income as is consistent with prudent investment management and stability of principal. The Fund invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Rating Service or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. It maintains an effective maturity of five years or less and an average portfolio duration that is within 15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index.

Issue selection in the banking industry aided performance over the past year. Within energy, issue selection contributed to performance for the year. Not owning any supranational bonds bolstered results during the past 12-months. Within agency government owned no guarantee bonds, issue selection detracted from performance for the last 12 months. An allocation to cash hindered performance for the year. An out-of-benchmark allocation to non-agency commercial mortgage-backed securities (CMBS) detracted from performance for the year.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months; Class T shares: maximum up-front sales charge of 2.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
						Extended
					Inception
		1-Year	5-Year	10-Year		Performance
					Date
						Inception Date
Class A Shares	Excluding Sales Charge	1.55%	1.42%	2.75%	11/1/93	-
	Including Sales Charge	-0.72%	0.96%	2.51%
Class C Shares	Excluding Sales Charge	0.57%	0.52%	1.88%	3/1/02	-
	Including Sales Charge	-0.43%	0.52%	1.88%
Class T Shares	Excluding Sales Charge	1.45%	1.33%	2.70%	6/12/17	11/1/93
	Including Sales Charge	-1.06%	0.83%	2.43%

Total Investment Expense as shown in the 3/1/17 prospectus; 6/12/17 for Class T
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.69%	0.69%
Class C Shares	1.57%	1.57%
Class T Shares	0.86%	0.79%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -0.86% (1-year); 0.97% (5-year); 2.50% (10-year)
Class C Shares: -0.49% (1-year); 0.55% (5-year); 1.88% (10-year)
Class T Shares: -1.20% (1-year); 0.85% (5-year); 2.42% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal SmallCap Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000 Index.

The five individual stocks contributing most to the portfolio were automotive supplier Visteon; Entegris,which produces products consumed in the process of manufacturing semiconductors; Advanced Energy Industries, which manufacturers power management subsystems that go into semiconductor manufacturing equipment; the second largest insulation installer in the U.S. for new residential construction Installed Building Products; and Blackbaud, a management software company focused on non-profit organizations. The five individual stocks whose performance detracted most from the portfolio were Dean Foods, which is the largest processor and distributor of fluid milk in the U.S.; Plantronics, a leading manufacturer of headsets for voice and music; SUPERVALU, a food retailer and distributor; Cooper Tire & Rubber, a replacement tire manufacturer and Gigamon, a network traffic monitoring software provider.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	23.33%	15.08%	6.65%	6/28/05
	Including Sales Charge	16.52%	13.79%	6.05%
Class C Shares	Excluding Sales Charge	22.39%	14.15%	5.86%	1/16/07
	Including Sales Charge	21.39%	14.15%	5.86%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.26%	1.26%
Class C Shares	2.11%	2.10%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 9.56% (1-year); 12.81% (5-year); 6.06% (10-year)
Class C Shares: 13.96% (1-year); 13.15% (5-year); 5.86% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Value Fund II

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:

Dimensional Fund Advisors LP; Los Angeles Capital Management and Equity Research, Inc.; Vaughan Nelson Investment Management, LP

What contributed to or detracted from Fund performance during the fiscal year?*

Principal SmallCap Value Fund II seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts (REITs).

Stock selection within the information technology sector enhanced performance over the past 12 months. An underweight to real estate benefitted the portfolio. An overweight to industrials and healthcare enhanced one year performance. Overall, stock selection was negative with industrials and healthcare being particularly weak. An overweight to energy was a detriment to returns. An underweight to financials and consumer discretionary dragged on performance.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
					Extended
				Inception
1-Year		5-Year	10-Year		Performance
				Date
					Inception Date
Class A Shares Excluding Sales Charge	21.53%	13.79%	6.76%	6/3/14	6/1/04
Including Sales Charge	14.84%	12.51%	6.15%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		2.51%		1.51%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 9.55% (1-year); 12.01% (5-year); 6.13% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Tax-Exempt Bond Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Tax-Exempt Bond Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in tax-exempt bonds (securities issued by or on behalf of state or local governments and other public authorities) at the time of purchase. It also invests in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations and may involve leverage.

Mohegan Tribal CT, Vanderbilt University Medical Center, and Chicago, IL contributed. First Energy Generation, Louisiana State Waste Disposal - Pellets, and Virgin Islands detracted.

*Securities described in the fund commentary may no longer be held in the fund.

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	1.29%	3.06%	4.18%	1/3/77
	Including Sales Charge	-2.52%	2.26%	3.78%
Class C Shares	Excluding Sales Charge	0.60%	2.27%	3.35%	3/1/02
	Including Sales Charge	-0.38%	2.27%	3.35%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class C Shares	1.69%	1.63%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: -3.90% (1-year); 2.40% (5-year); 3.82% (10-year)
Class C Shares: -1.97% (1-year); 2.33% (5-year); 3.37% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
	California		Core Plus		Diversified
Amounts in thousands, except per share amounts	Municipal Fund		Bond Fund		International Fund
Investment in securities--at cost	$409,301		$3,668,479		$9,676,127
Foreign currency--at cost	$–		$1,508		$10,536
Assets
Investment in securities--at value	$422,613		$3,696,590		$12,110,072
Foreign currency--at value	–		1,486		10,469
Cash	6,898		7		13,870
Receivables:
Dividends and interest	5,460		26,697		36,994
Expense reimbursement from Manager	–		182		2
Expense reimbursement from Distributor	–		4		5
Foreign currency contracts	–		285		–
Fund shares sold	3,075		36,330		13,783
Investment securities sold	–		32,366		102,851
Variation margin on futures	–		134		–
Other assets	–		7		5
Total Assets	438,046		3,794,088		12,288,051
Liabilities
Accrued management and investment advisory fees	161		1,502		8,315
Accrued administrative service fees	–		4		6
Accrued distribution fees	96		55		105
Accrued service fees	–		22		30
Accrued transfer agent fees	45		135		257
Accrued chief compliance officer fees	–		1		1
Accrued directors' expenses	1		3		11
Accrued professional fees	26		36		29
Accrued other expenses	9		61		385
Payables:
Deferred foreign tax	–		–		2,982
Dividends payable	1,048		9,191		–
Expense reimbursement to Manager	4		–		–
Foreign currency contracts	–		96		–
Fund shares redeemed	642		12,096		25,452
Interest expense and fees payable	63		–		–
Investment securities purchased	–		200,402		148,921
Unrealized loss on unfunded loan commitments	–		–		–
Variation margin on futures	–		13		–
Variation margin on swaps	–		83		–
Floating rate notes issued	13,791		–		–
Total Liabilities	15,886		223,700		186,494
Net Assets Applicable to Outstanding Shares	$422,160		$3,570,388		$12,101,557
Net Assets Consist of:
Capital shares and additional paid-in-capital	$420,991		$3,561,604		$9,574,019
Accumulated undistributed (overdistributed) net investment income (loss)	1,783		9,031		102,258
Accumulated undistributed (overdistributed) net realized gain (loss)	(13,926)		(27,908)		(5,286)
Net unrealized appreciation (depreciation) of investments	13,312		27,489		2,430,963
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		172		(397)
Total Net Assets	$422,160		$3,570,388		$12,101,557
Capital Stock (par value: $.01 per share):
Shares authorized	700,000		1,160,000		1,925,000
Net Asset Value Per Share:
Class A: Net Assets	$292,217		$90,713		$256,761
Shares Issued and Outstanding	27,746		8,259		18,387
Net Asset Value per share	$10.53		$10.98		$13.96
Maximum Offering Price	$10.94		$11.41		$14.77
Class C: Net Assets	$39,252		$8,584		$16,331
Shares Issued and Outstanding	3,719		781		1,173
Net Asset Value per share	$10.55	(a)	$10.99	(a)	$13.92	(a)
Class J: Net Assets	N/A		$148,389		$192,872
Shares Issued and Outstanding			13,419		13,959
Net Asset Value per share			$11.06	(a)	$13.82	(a)
Institutional: Net Assets	$90,691		$3,219,716		$11,494,748
Shares Issued and Outstanding	8,607		293,280		825,384
Net Asset Value per share	$10.54		$10.98		$13.93
R-1: Net Assets	N/A		$4,961		$4,957
Shares Issued and Outstanding			452		357
Net Asset Value per share			$10.98		$13.89
R-2: Net Assets	N/A		$6,446		$7,015
Shares Issued and Outstanding			593		507
Net Asset Value per share			$10.87		$13.85
R-3: Net Assets	N/A		$20,919		$26,409
Shares Issued and Outstanding			1,917		1,900
Net Asset Value per share			$10.91		$13.90
R-4: Net Assets	N/A		$15,827		$41,921
Shares Issued and Outstanding			1,422		2,974
Net Asset Value per share			$11.13		$14.10
R-5: Net Assets	N/A		$54,833		$60,543
Shares Issued and Outstanding			5,019		4,302
Net Asset Value per share			$10.93		$14.07

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
				Finisterre
				Unconstrained
				Emerging Markets	Global Diversified
Amounts in thousands, except per share amounts	Equity Income Fund			Bond Fund	Income Fund
Investment in securities--at cost	$4,103,029			$22,683	$12,190,507
Foreign currency--at cost	$–		$		$10,466
Assets
Investment in securities--at value	$6,569,985			$22,862	$12,453,351
Foreign currency--at value	–				11,891
Cash	–			2,9	21,539
Deposits with counterparty	–			1,3	9,185
Receivables:
Dividends and interest	9,116			278	109,529
Expense reimbursement from Manager	49			–	133
Foreign currency contracts	–			154	2,630
Fund shares sold	1,128			–	32,453
Investment securities sold	7,551			399	92,181
OTC swap agreements--at value (net premiums paid $0, $135 and $0)	–			243	–
Unrealized gain on unfunded loan commitments	–			–	18
Variation margin on futures	–			1	219
Other assets	1			–	–
Total Assets	6,587,830			28,154	12,733,129
Liabilities
Accrued management and investment advisory fees	2,805			23	7,456
Accrued administrative service fees	6			–	–
Accrued distribution fees	381			–	2,337
Accrued service fees	48			–	–
Accrued transfer agent fees	355			1	1,535
Accrued chief compliance officer fees	1			–	2
Accrued directors' expenses	6			–	17
Accrued professional fees	30			28	53
Accrued other expenses	59			3	371
Payables:
Deposits from counterparty	–			–	220
Expense reimbursement to Manager	–			2	–
Foreign currency contracts	–			87	2,904
Fund shares redeemed	9,338			–	14,503
Investment securities purchased	14,916			1,000	371,490
Options and swaptions contracts written (premiums received $0, $0 and $5,144)	–			–	5,879
OTC swap agreements--at value (net premiums received $0, $0 and $448)	–			4	269
Unrealized loss on unfunded loan commitments	–			–	–
Variation margin on futures	–			1	–
Total Liabilities	27,945			1,149	407,036
Net Assets Applicable to Outstanding Shares	$6,559,885			$27,005	$12,326,093
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,744,342			$25,822	$12,157,349
Accumulated undistributed (overdistributed) net investment income (loss)	46,235			63	(13,827)
Accumulated undistributed (overdistributed) net realized gain (loss)	302,352			772	(81,024)
Net unrealized appreciation (depreciation) of investments	2,466,956			283	264,458
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–			65	(863)
Total Net Assets	$6,559,885			$27,005	$12,326,093
Capital Stock (par value: $.01 per share):
Shares authorized	1,800,000			300,000	2,050,000
Net Asset Value Per Share:
Class A: Net Assets	$962,989			$488	$1,916,690
Shares Issued and Outstanding	30,526			47	135,354
Net Asset Value per share	$31.55			$10.44	$14.16
Maximum Offering Price	$33.39			$10.85	$14.71
Class C: Net Assets	$189,509			N/A	$2,263,619
Shares Issued and Outstanding	6,157				160,852
Net Asset Value per share	$30.78	(a)			$14.07 (a)
Class T: Net Assets	N/A			N/A	$10
Shares Issued and Outstanding					1
Net Asset Value per share					$14.17
Maximum Offering Price					$14.53
Institutional: Net Assets	$5,181,521			$26,517	$5,811,464
Shares Issued and Outstanding	164,022			2,533	412,222
Net Asset Value per share	$31.59			$10.47	$14.10
R-1: Net Assets	$2,545			N/A	N/A
Shares Issued and Outstanding	81
Net Asset Value per share	$31.42
R-2: Net Assets	$4,435			N/A	N/A
Shares Issued and Outstanding	141
Net Asset Value per share	$31.54
R-3: Net Assets	$50,079			N/A	N/A
Shares Issued and Outstanding	1,593
Net Asset Value per share	$31.45
R-4: Net Assets	$42,346			N/A	N/A
Shares Issued and Outstanding	1,344
Net Asset Value per share	$31.51
R-5: Net Assets	$126,461			N/A	N/A
Shares Issued and Outstanding	4,008
Net Asset Value per share	$31.55
R-6: Net Assets	N/A			N/A	$2,334,310
Shares Issued and Outstanding					165,619
Net Asset Value per share					$14.09

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
	Global Real Estate		Government & High
Amounts in thousands, except per share amounts	Securities Fund		Quality Bond Fund	High Yield Fund
Investment in securities--at cost	$2,190,184		$1,590,849	$3,500,884
Foreign currency--at cost	$–		$–	$11,454
Assets
Investment in securities--at value	$2,332,336		$1,543,852	$3,564,426
Foreign currency--at value	–		–	11,368
Receivables:
Dividends and interest	3,901		7,563	51,201
Expense reimbursement from Manager	98		3	23
Expense reimbursement from Distributor	–		26	–
Foreign currency contracts	–		–	400
Fund shares sold	8,143		10,293	16,444
Investment securities sold	937		1	2,882
Other assets	–		19	–
Total Assets	2,345,415		1,561,757	3,646,744
Liabilities
Accrued management and investment advisory fees	1,719		652	1,552
Accrued administrative service fees	–		4	–
Accrued distribution fees	60		125	472
Accrued service fees	–		13	–
Accrued transfer agent fees	281		154	1,098
Accrued directors' expenses	1		1	3
Accrued professional fees	33		26	44
Accrued other expenses	72		59	127
Cash overdraft	–		3	197
Payables:
Dividends payable	–		1,534	12,669
Fund shares redeemed	1,492		776	5,699
Investment securities purchased	419		17,260	20,310
Unrealized loss on unfunded loan commitments	–		–	–
Total Liabilities	4,077		20,607	42,171
Net Assets Applicable to Outstanding Shares	$2,341,338		$1,541,150	$3,604,573
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,162,038		$1,620,264	$3,657,206
Accumulated undistributed (overdistributed) net investment income (loss)	7,433		(5,805)	(3,282)
Accumulated undistributed (overdistributed) net realized gain (loss)	29,756		(26,312)	(113,206)
Net unrealized appreciation (depreciation) of investments	142,152		(46,997)	63,542
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(41)		–	313
Total Net Assets	$2,341,338		$1,541,150	$3,604,573
Capital Stock (par value: $.01 per share):
Shares authorized	1,250,000		1,275,000	1,900,000
Net Asset Value Per Share:
Class A: Net Assets	$134,866		$273,038	$851,070
Shares Issued and Outstanding	15,202		26,215	112,727
Net Asset Value per share	$8.87		$10.42	$7.55
Maximum Offering Price	$9.39		$10.66	$7.84
Class C: Net Assets	$36,680		$49,114	$339,347
Shares Issued and Outstanding	4,273		4,717	44,491
Net Asset Value per share	$8.58	(a)	$10.41 (a)	$7.63 (a)
Class J: Net Assets	N/A		$117,595	N/A
Shares Issued and Outstanding			11,262
Net Asset Value per share			$10.44 (a)
Class T: Net Assets	N/A		N/A	$10
Shares Issued and Outstanding				1
Net Asset Value per share				$7.50
Maximum Offering Price				$7.69
Institutional: Net Assets	$1,682,911		$1,038,933	$1,964,832
Shares Issued and Outstanding	177,253		99,598	262,004
Net Asset Value per share	$9.49		$10.43	$7.50
R-1: Net Assets	N/A		$2,442	N/A
Shares Issued and Outstanding			234
Net Asset Value per share			$10.44
R-2: Net Assets	N/A		$13,259	N/A
Shares Issued and Outstanding			1,270
Net Asset Value per share			$10.44
R-3: Net Assets	$196		$12,666	N/A
Shares Issued and Outstanding	20		1,213
Net Asset Value per share	$9.48		$10.44
R-4: Net Assets	$54		$16,048	N/A
Shares Issued and Outstanding	5		1,537
Net Asset Value per share	$9.48		$10.44
R-5: Net Assets	$11		$18,055	N/A
Shares Issued and Outstanding	1		1,728
Net Asset Value per share	$9.50		$10.45
R-6: Net Assets	$486,620		N/A	$449,314
Shares Issued and Outstanding	51,258			59,918
Net Asset Value per share	$9.49			$7.50

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
				Inflation
Amounts in thousands, except per share amounts	High Yield Fund I	Income Fund		Protection Fund
Investment in securities--at cost	$1,201,727	$3,159,742		$1,556,033
Foreign currency--at cost	$–	$–		$100,317
Assets
Investment in securities--at value	$1,206,141	$3,252,581		$1,553,964
Foreign currency--at value	–	–		100,259
Cash	572	–		–
Deposits with counterparty	973	–		5,719
Receivables:
Dividends and interest	16,215	26,076		456
Expense reimbursement from Manager	2	–		4
Expense reimbursement from Distributor	–	3		–
Foreign currency contracts	–	–		2,913
Fund shares sold	9,907	10,178		11,617
Investment securities sold	6,277	–		6,958
OTC swap agreements--at value (net premiums paid $0, $0 and $0)	–	–		1,902
Unrealized gain on unfunded loan commitments	4	–		–
Variation margin on futures	–	–		82
Variation margin on swaps	25	–		155
Prepaid directors' expenses	–	–		1
Total Assets	1,240,116	3,288,838		1,684,030
Liabilities
Accrued management and investment advisory fees	621	1,313		500
Accrued administrative service fees	–	8		1
Accrued distribution fees	1	134		8
Accrued service fees	–	28		3
Accrued transfer agent fees	19	144		18
Accrued directors' expenses	1	–		–
Accrued professional fees	35	27		27
Accrued other expenses	19	51		25
Payables:
Deposits from counterparty	–	–		2,550
Dividends payable	4,189	8,159		–
Foreign currency contracts	–	–		501
Fund shares redeemed	1,955	2,358		9,264
Investment securities purchased	69,464	26,784		106,354
Options and swaptions contracts written (premiums received $0, $0 and $938)	–	–		1,044
OTC swap agreements--at value (net premiums received $0, $0 and $0)	–	–		19
Unrealized loss on unfunded loan commitments	–	–		–
Variation margin on futures	–	–		132
Variation margin on swaps	–	–		495
Total Liabilities	76,304	39,006		120,941
Net Assets Applicable to Outstanding Shares	$1,163,812	$3,249,832		$1,563,089
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,195,144	$3,236,482		$1,581,969
Accumulated undistributed (overdistributed) net investment income (loss)	636	(14,423)		23,083
Accumulated undistributed (overdistributed) net realized gain (loss)	(36,409)	(65,066)		(45,708)
Net unrealized appreciation (depreciation) of investments	4,441	92,839		1,398
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–		2,347
Total Net Assets	$1,163,812	$3,249,832		$1,563,089
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	1,550,000		1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$6,031	$254,848		$11,735
Shares Issued and Outstanding	605	26,646		1,385
Net Asset Value per share	$9.97	$9.56		$8.47
Maximum Offering Price	$10.36	$9.78		$8.80
Class C: Net Assets	N/A	$62,012		$3,276
Shares Issued and Outstanding		6,445		406
Net Asset Value per share		$9.62	(a)	$8.07	(a)
Class J: Net Assets	N/A	$95,945		$7,394
Shares Issued and Outstanding		10,008		893
Net Asset Value per share		$9.59	(a)	$8.28	(a)
Institutional: Net Assets	$1,157,781	$415,952		$1,527,671
Shares Issued and Outstanding	116,065	43,364		177,545
Net Asset Value per share	$9.98	$9.59		$8.61
R-1: Net Assets	N/A	$19,397		$1,018
Shares Issued and Outstanding		2,022		125
Net Asset Value per share		$9.59		$8.14
R-2: Net Assets	N/A	$2,732		$672
Shares Issued and Outstanding		284		82
Net Asset Value per share		$9.61		$8.19
R-3: Net Assets	N/A	$29,838		$5,839
Shares Issued and Outstanding		3,105		704
Net Asset Value per share		$9.61		$8.29
R-4: Net Assets	N/A	$29,803		$2,072
Shares Issued and Outstanding		3,103		247
Net Asset Value per share		$9.60		$8.39
R-5: Net Assets	N/A	$49,040		$3,412
Shares Issued and Outstanding		5,116		403
Net Asset Value per share		$9.59		$8.47
R-6: Net Assets	N/A	$2,290,265		N/A
Shares Issued and Outstanding		238,982
Net Asset Value per share		$9.58

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
	International
Emerging Markets				LargeCap Growth
Amounts in thousands, except per share amounts	Fund		International Fund I	Fund
Investment in securities--at cost	$740,626		$341,842	$931,068
Foreign currency--at cost	$786		$3	$–
Assets
Investment in securities--at value	$969,220		$452,735	$1,219,637
Foreign currency--at value	790		3	–
Cash	–		–	4
Deposits with counterparty	–		901	–
Receivables:
Dividends and interest	350		2,009	462
Expense reimbursement from Manager	14		17	–
Expense reimbursement from Distributor	3		–	2
Foreign tax refund	1,351		–	–
Fund shares sold	1,651		450	206
Investment securities sold	11,593		12,488	7,646
Variation margin on futures	–		82	–
Other assets	1		–	12
Total Assets	984,973		468,685	1,227,969
Liabilities
Accrued management and investment advisory fees	993		342	687
Accrued administrative service fees	3		2	3
Accrued distribution fees	54		5	106
Accrued service fees	11		5	15
Accrued transfer agent fees	139		24	284
Accrued directors' expenses	1		–	–
Accrued professional fees	28		31	17
Accrued other expenses	126		30	53
Cash overdraft	–		1,074	–
Payables:
Deferred foreign tax	2,376		–	–
Expense reimbursement to Manager	–		–	13
Fund shares redeemed	2,668		4,114	527
Investment securities purchased	–		11,231	9,252
Total Liabilities	6,399		16,858	10,957
Net Assets Applicable to Outstanding Shares	$978,574		$451,827	$1,217,012
Net Assets Consist of:
Capital shares and additional paid-in-capital	$804,352		$346,548	$697,149
Accumulated undistributed (overdistributed) net investment income (loss)	6,952		4,316	(168)
Accumulated undistributed (overdistributed) net realized gain (loss)	(60,340)		(10,304)	231,462
Net unrealized appreciation (depreciation) of investments	227,569		111,336	288,569
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	41		(69)	–
Total Net Assets	$978,574		$451,827	$1,217,012
Capital Stock (par value: $.01 per share):
Shares authorized	1,000,000		900,000	1,335,000
Net Asset Value Per Share:
Class A: Net Assets	$98,679		$6,867	$379,271
Shares Issued and Outstanding	3,383		414	36,044
Net Asset Value per share	$29.17		$16.60	$10.52
Maximum Offering Price	$30.87		$17.57	$11.13
Class C: Net Assets	$13,144		N/A	$15,650
Shares Issued and Outstanding	475			1,689
Net Asset Value per share	$27.68	(a)		$9.27	(a)
Class J: Net Assets	$130,717		N/A	$72,333
Shares Issued and Outstanding	4,650			7,361
Net Asset Value per share	$28.11	(a)		$9.83	(a)
Institutional: Net Assets	$97,637		$109,543	$676,150
Shares Issued and Outstanding	3,376		6,549	61,034
Net Asset Value per share	$28.92		$16.73	$11.08
R-1: Net Assets	$2,985		$2,688	$4,586
Shares Issued and Outstanding	104		162	462
Net Asset Value per share	$28.74		$16.62	$9.93
R-2: Net Assets	$4,638		$4,164	$1,548
Shares Issued and Outstanding	162		250	153
Net Asset Value per share	$28.58		$16.67	$10.16
R-3: Net Assets	$11,390		$5,663	$11,507
Shares Issued and Outstanding	396		340	1,015
Net Asset Value per share	$28.78		$16.66	$11.34
R-4: Net Assets	$12,547		$4,041	$10,646
Shares Issued and Outstanding	434		242	942
Net Asset Value per share	$28.93		$16.70	$11.30
R-5: Net Assets	$18,592		$5,382	$45,321
Shares Issued and Outstanding	642		323	4,056
Net Asset Value per share	$28.98		$16.68	$11.17
R-6: Net Assets	$588,245		$313,479	N/A
Shares Issued and Outstanding	20,336		18,753
Net Asset Value per share	$28.93		$16.72

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
LargeCap Growth			LargeCap S&P 500		LargeCap Value
Amounts in thousands, except per share amounts	Fund I		Index Fund		Fund
Investment in securities--at cost	$5,286,377		$3,115,295		$1,520,118
Assets
Investment in securities--at value	$7,819,875		$5,465,658		$1,716,881
Cash	–		–		1
Deposits with counterparty	8,321		–		–
Receivables:
Dividends and interest	1,110		4,550		1,624
Expense reimbursement from Manager	106		2		–
Expense reimbursement from Distributor	4		16		2
Fund shares sold	17,187		41,140		29
Investment securities sold	6,655		–		108,711
Variation margin on futures	354		114		–
Other assets	1		2		28
Total Assets	7,853,613		5,511,482		1,827,276
Liabilities
Accrued management and investment advisory fees	3,923		693		699
Accrued administrative service fees	15		32		1
Accrued distribution fees	59		253		58
Accrued service fees	111		186		3
Accrued transfer agent fees	435		251		108
Accrued chief compliance officer fees	1		1		–
Accrued directors' expenses	7		6		–
Accrued professional fees	31		20		18
Accrued other expenses	44		119		44
Cash overdraft	3		–		–
Payables:
Expense reimbursement to Manager	–		–		2
Fund shares redeemed	29,341		16,156		107,819
Investment securities purchased	8,761		–		–
Total Liabilities	42,731		17,717		108,752
Net Assets Applicable to Outstanding Shares	$7,810,882		$5,493,765		$1,718,524
Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,769,189		$2,825,194		$1,305,916
Accumulated undistributed (overdistributed) net investment income (loss)	10,392		71,408		26,414
Accumulated undistributed (overdistributed) net realized gain (loss)	493,002		246,038		189,431
Net unrealized appreciation (depreciation) of investments	2,538,299		2,351,125		196,763
Total Net Assets	$7,810,882		$5,493,765		$1,718,524
Capital Stock (par value: $.01 per share):
Shares authorized	1,595,000		950,000		1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$23,722		$355,131		$194,228
Shares Issued and Outstanding	1,623		19,770		14,698
Net Asset Value per share	$14.62		$17.96		$13.21
Maximum Offering Price	$15.47		$18.23		$13.98
Class C: Net Assets	N/A		$56,953		$7,015
Shares Issued and Outstanding			3,247		547
Net Asset Value per share			$17.54	(a)	$12.82	(a)
Class J: Net Assets	$142,729		$641,445		$66,744
Shares Issued and Outstanding	11,306		36,030		5,149
Net Asset Value per share	$12.62	(a)	$17.80	(a)	$12.96	(a)
Institutional: Net Assets	$2,184,240		$3,568,996		$1,437,977
Shares Issued and Outstanding	145,615		198,505		108,819
Net Asset Value per share	$15.00		$17.98		$13.21
R-1: Net Assets	$7,431		$19,523		$1,243
Shares Issued and Outstanding	566		1,094		95
Net Asset Value per share	$13.14		$17.85		$13.06
R-2: Net Assets	$10,629		$31,137		$2,282
Shares Issued and Outstanding	828		1,731		174
Net Asset Value per share	$12.84		$17.99		$13.11
R-3: Net Assets	$116,537		$222,619		$3,901
Shares Issued and Outstanding	8,439		12,399		298
Net Asset Value per share	$13.81		$17.95		$13.07
R-4: Net Assets	$84,785		$195,180		$1,067
Shares Issued and Outstanding	6,046		10,832		82
Net Asset Value per share	$14.02		$18.02		$13.08
R-5: Net Assets	$313,275		$402,781		$4,067
Shares Issued and Outstanding	21,614		22,158		308
Net Asset Value per share	$14.49		$18.18		$13.22
R-6: Net Assets	$4,927,534		N/A		N/A
Shares Issued and Outstanding	328,724
Net Asset Value per share	$14.99

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS,INC.
October 31, 2017

				MidCap Value Fund		Money Market
Amounts in thousands, except per share amounts		MidCap Fund		III		Fund
Investment in securities--at cost		$10,148,243		$1,164,691		$504,501
Investment in affiliated securities--at cost		$274,697		$–		$–
Assets
Investment in securities--at value		$14,975,069		$1,341,185		$504,501
Investment in affiliated securities--at value		265,848		–		–
Cash		104		–		12
Deposits with counterparty		–		1,804		–
Receivables:
Dividends and interest		4,644		573		142
Expense reimbursement from Manager		–		34		2
Expense reimbursement from Distributor		8		3		44
Fund shares sold		33,991		1,911		1,012
Investment securities sold		70,551		9,487		–
Variation margin on futures		–		250		–
Other assets		6		–		26
Prepaid directors' expenses		–		1		–
	Total Assets	15,350,221		1,355,248		505,739
Liabilities
Accrued management and investment advisory fees		7,551		725		213
Accrued administrative service fees		39		2		–
Accrued distribution fees		733		24		44
Accrued service fees		159		13		–
Accrued transfer agent fees		2,175		103		180
Accrued chief compliance officer fees		2		–		–
Accrued directors' expenses		16		–		–
Accrued professional fees		32		29		26
Accrued other expenses		395		35		48
Cash overdraft		–		3		–
Payables:
Dividends payable		–		–		406
Expense reimbursement to Manager		169		–		–
Fund shares redeemed		21,733		4,187		1,166
Investment securities purchased		72,097		871		–
	Total Liabilities	105,101		5,992		2,083
Net Assets Applicable to Outstanding Shares		$15,245,120		$1,349,256		$503,656
Net Assets Consist of:
Capital shares and additional paid-in-capital		$9,882,642		$1,082,250		$503,656
Accumulated undistributed (overdistributed) net investment income (loss)		50,969		12,094		–
Accumulated undistributed (overdistributed) net realized gain (loss)		493,532		77,234		–
Net unrealized appreciation (depreciation) of investments		4,817,977		177,678		–
	Total Net Assets	$15,245,120		$1,349,256		$503,656
Capital Stock (par value: $.01 per share):
Shares authorized		1,975,000		675,000		8,400,000
Net Asset Value Per Share:
Class A: Net Assets		$1,714,560		$24,849		$245,177
Shares Issued and Outstanding		63,731		1,133		245,177
Net Asset Value per share		$26.90		$21.92		$1.00
Maximum Offering Price		$28.47		$23.20		$1.00
Class C: Net Assets		$301,746		N/A		$14,881
Shares Issued and Outstanding		12,251				14,881
Net Asset Value per share		$24.63	(a)			$1.00	(a)
Class J: Net Assets		$302,971		$107,070		$243,195
Shares Issued and Outstanding		11,681		5,129		243,195
Net Asset Value per share		$25.94	(a)	$20.88	(a)	$1.00	(a)
Institutional: Net Assets		$11,396,657		$148,346		$403
Shares Issued and Outstanding		415,316		6,689		403
Net Asset Value per share		$27.44		$22.18		$1.00
R-1: Net Assets		$86,677		$722		N/A
Shares Issued and Outstanding		3,440		34
Net Asset Value per share		$25.20		$20.94
R-2: Net Assets		$28,455		$2,255		N/A
Shares Issued and Outstanding		1,114		107
Net Asset Value per share		$25.55		$21.10
R-3: Net Assets		$122,849		$12,863		N/A
Shares Issued and Outstanding		4,654		614
Net Asset Value per share		$26.40		$20.95
R-4: Net Assets		$127,947		$22,430		N/A
Shares Issued and Outstanding		4,682		1,080
Net Asset Value per share		$27.33		$20.76
R-5: Net Assets		$378,762		$24,874		N/A
Shares Issued and Outstanding		13,960		1,186
Net Asset Value per share		$27.13		$20.98
R-6: Net Assets		$784,496		$1,005,847		N/A
Shares Issued and Outstanding		28,606		45,134
Net Asset Value per share		$27.42		$22.29

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
	Principal Capital		Real Estate		Short-Term Income
Amounts in thousands, except per share amounts	Appreciation Fund		Securities Fund		Fund
Investment in securities--at cost	$1,246,320		$2,990,060		$4,207,796
Assets
Investment in securities--at value	$2,503,290		$3,720,961		$4,213,077
Cash	–		–		19,979
Receivables:
Dividends and interest	1,964		1,872		21,540
Expense reimbursement from Distributor	–		4		4
Fund shares sold	322		13,122		46,240
Investment securities sold	9,224		78,836		1
Other assets	5		–		–
Total Assets	2,514,805		3,814,795		4,300,841
Liabilities
Accrued management and investment advisory fees	955		2,628		1,435
Accrued administrative service fees	4		11		2
Accrued distribution fees	259		152		130
Accrued service fees	20		64		8
Accrued transfer agent fees	272		508		184
Accrued chief compliance officer fees	–		1		–
Accrued directors' expenses	2		1		2
Accrued professional fees	19		18		27
Accrued other expenses	62		91		51
Payables:
Dividends payable	–		–		6,044
Expense reimbursement to Manager	–		–		1
Fund shares redeemed	3,217		72,324		10,712
Investment securities purchased	5,477		20,306		67,277
Total Liabilities	10,287		96,104		85,873
Net Assets Applicable to Outstanding Shares	$2,504,518		$3,718,691		$4,214,968
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,093,550		$2,928,129		$4,209,137
Accumulated undistributed (overdistributed) net investment income (loss)	21,317		11,516		910
Accumulated undistributed (overdistributed) net realized gain (loss)	132,681		48,145		(360)
Net unrealized appreciation (depreciation) of investments	1,256,970		730,901		5,281
Total Net Assets	$2,504,518		$3,718,691		$4,214,968
Capital Stock (par value: $.01 per share):
Shares authorized	1,000,000		1,150,000		920,000
Net Asset Value Per Share:
Class A: Net Assets	$970,151		$297,516		$325,872
Shares Issued and Outstanding	15,235		12,580		26,699
Net Asset Value per share	$63.68		$23.65		$12.21
Maximum Offering Price	$67.39		$25.03		$12.49
Class C: Net Assets	$52,721		$50,302		$77,278
Shares Issued and Outstanding	1,046		2,165		6,327
Net Asset Value per share	$50.38	(a)	$23.23	(a)	$12.21	(a)
Class J: Net Assets	N/A		$171,525		$139,726
Shares Issued and Outstanding			7,460		11,453
Net Asset Value per share			$22.99	(a)	$12.20	(a)
Class T: Net Assets	N/A		N/A		$10
Shares Issued and Outstanding					1
Net Asset Value per share					$12.20
Maximum Offering Price					$12.51
Institutional: Net Assets	$1,385,593		$1,686,314		$3,636,356
Shares Issued and Outstanding	21,363		71,231		298,085
Net Asset Value per share	$64.86		$23.67		$12.20
R-1: Net Assets	$2,547		$5,656		$500
Shares Issued and Outstanding	40		242		41
Net Asset Value per share	$63.50		$23.36		$12.20
R-2: Net Assets	$3,807		$20,056		$2,428
Shares Issued and Outstanding	60		890		199
Net Asset Value per share	$63.62		$22.53		$12.20
R-3: Net Assets	$24,316		$50,371		$13,662
Shares Issued and Outstanding	382		2,182		1,119
Net Asset Value per share	$63.61		$23.08		$12.21
R-4: Net Assets	$22,400		$58,157		$9,181
Shares Issued and Outstanding	349		2,546		752
Net Asset Value per share	$64.18		$22.84		$12.20
R-5: Net Assets	$42,983		$163,194		$9,955
Shares Issued and Outstanding	667		7,129		815
Net Asset Value per share	$64.40		$22.89		$12.21
R-6: Net Assets	N/A		$1,215,600		N/A
Shares Issued and Outstanding			51,355
Net Asset Value per share			$23.67

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017
			SmallCap Value		Tax-Exempt Bond
Amounts in thousands, except per share amounts	SmallCap Fund		Fund II		Fund
Investment in securities--at cost	$485,076		$1,036,822		$341,441
Assets
Investment in securities--at value	$627,113		$1,238,633		$350,490
Cash	–		–		3,158
Deposits with counterparty	–		2,309		–
Receivables:
Dividends and interest	41		329		5,508
Expense reimbursement from Manager	20		59		1
Expense reimbursement from Distributor	5		–		–
Fund shares sold	290		711		1,357
Investment securities sold	3,543		4,181		–
Variation margin on futures	–		393		–
Other assets	1		–		9
Total Assets	631,013		1,246,615		360,523
Liabilities
Accrued management and investment advisory fees	396		1,039		132
Accrued administrative service fees	4		2		–
Accrued distribution fees	109		9		82
Accrued service fees	14		12		–
Accrued transfer agent fees	177		78		47
Accrued professional fees	28		20		26
Accrued other expenses	62		45		21
Payables:
Dividends payable	–		–		1,006
Fund shares redeemed	323		3,896		683
Interest expense and fees payable	–		–		52
Investment securities purchased	3,440		4,401		1,132
Floating rate notes issued	–		–		12,471
Total Liabilities	4,553		9,502		15,652
Net Assets Applicable to Outstanding Shares	$626,460		$1,237,113		$344,871
Net Assets Consist of:
Capital shares and additional paid-in-capital	$433,315		$973,878		$345,491
Accumulated undistributed (overdistributed) net investment income (loss)	–		2,379		1,373
Accumulated undistributed (overdistributed) net realized gain (loss)	51,108		57,492		(11,042)
Net unrealized appreciation (depreciation) of investments	142,037		203,364		9,049
Total Net Assets	$626,460		$1,237,113		$344,871
Capital Stock (par value: $.01 per share):
Shares authorized	925,000		875,000		700,000
Net Asset Value Per Share:
Class A: Net Assets	$228,263		$6,994		$277,289
Shares Issued and Outstanding	9,459		514		38,274
Net Asset Value per share	$24.13		$13.61		$7.24
Maximum Offering Price	$25.53		$14.40		$7.52
Class C: Net Assets	$31,527		N/A		$27,133
Shares Issued and Outstanding	1,429				3,733
Net Asset Value per share	$22.06	(a)			$7.27	(a)
Class J: Net Assets	$203,083		$19,406		N/A
Shares Issued and Outstanding	8,760		1,446
Net Asset Value per share	$23.18	(a)	$13.42	(a)
Institutional: Net Assets	$73,867		$186,765		$40,449
Shares Issued and Outstanding	2,870		13,563		5,579
Net Asset Value per share	$25.74		$13.77		$7.25
R-1: Net Assets	$2,917		$1,200		N/A
Shares Issued and Outstanding	126		95
Net Asset Value per share	$23.11		$12.59
R-2: Net Assets	$12,324		$3,975		N/A
Shares Issued and Outstanding	528		311
Net Asset Value per share	$23.32		$12.78
R-3: Net Assets	$14,310		$12,261		N/A
Shares Issued and Outstanding	593		927
Net Asset Value per share	$24.12		$13.23
R-4: Net Assets	$16,508		$6,883		N/A
Shares Issued and Outstanding	661		513
Net Asset Value per share	$24.96		$13.41
R-5: Net Assets	$20,270		$31,863		N/A
Shares Issued and Outstanding	796		2,351
Net Asset Value per share	$25.47		$13.55
R-6: Net Assets	$23,391		$967,766		N/A
Shares Issued and Outstanding	909		70,328
Net Asset Value per share	$25.72		$13.76

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	California	Core Plus	Diversified
Amounts in thousands	Municipal Fund(a)	Bond Fund	International Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$9	$1,645	$239,961
Withholding tax	–	–	(22,564)
Interest	17,697	126,291	2
Total Income	17,706	127,936	217,399
Expenses:
Management and investment advisory fees	1,851	18,527	79,129
Distribution fees - Class A	743	229	582
Distribution fees - Class C	418	87	144
Distribution fees - Class J	N/A	225	260
Distribution fees - R-1	N/A	18	16
Distribution fees - R-2	N/A	24	19
Distribution fees - R-3	N/A	55	64
Distribution fees - R-4	N/A	18	38
Administrative service fees - R-1	N/A	14	13
Administrative service fees - R-2	N/A	16	13
Administrative service fees - R-3	N/A	16	18
Administrative service fees - R-4	N/A	5	11
Administrative service fees - R-5	N/A	6	6
Registration fees - Class A	19	16	19
Registration fees - Class C	14	13	12
Registration fees - Class J	N/A	16	16
Registration fees - Class P	13	N/A	10
Registration fees - Institutional	14	18	56
Service fees - R-1	N/A	13	11
Service fees - R-2	N/A	20	16
Service fees - R-3	N/A	55	63
Service fees - R-4	N/A	44	95
Service fees - R-5	N/A	142	155
Shareholder reports - Class A	9	45	114
Shareholder reports - Class C	2	3	7
Shareholder reports - Class J	N/A	80	64
Shareholder reports - Class P	1	N/A	1
Shareholder reports - Institutional	2	35	28
Transfer agent fees - Class A	147	181	475
Transfer agent fees - Class C	35	23	37
Transfer agent fees - Class J	N/A	258	284
Transfer agent fees - Class P	31	N/A	4
Transfer agent fees - Institutional	21	156	232
Chief compliance officer fees	1	6	16
Custodian fees	–	45	1,317
Directors' expenses	9	67	168
Interest expense and fees	230	–	–
Professional fees	38	52	110
Other expenses	8	32	64
Total Gross Expenses	3,606	20,560	83,687
Less: Reimbursement from Manager	–	523	–
Less: Reimbursement from Manager - Class A	–	112	–
Less: Reimbursement from Manager - Class C	–	17	21
Less: Reimbursement from Manager - Class P	25	N/A	5
Less: Reimbursement from Manager - Institutional	18	–	–
Less: Reimbursement from Distributor - Class J	N/A	42	49
Total Net Expenses	3,563	19,866	83,612
Net Investment Income (Loss)	14,143	108,070	133,787

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $3,644, respectively)	(3,727)	17,274	228,586
Foreign currency contracts	–	207	–
Foreign currency transactions	–	632	(5,232)
Futures contracts	–	(912)	–
Swap agreements	–	(12,518)	–
Net change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $2,982, respectively)	(5,194)	(28,542)	1,866,845
Foreign currency contracts	–	(1,268)	–
Futures contracts	–	1,846	–
Swap agreements	–	(1,517)	–
Translation of assets and liabilities in foreign currencies	–	12	508
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(8,921)	(24,786)	2,090,707
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,222	$83,284	$2,224,494

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

		Finisterre
		Unconstrained
	Equity Income	Emerging Markets	Global Diversified
Amounts in thousands	Fund(a)	Bond Fund(a)	Income Fund(a),(b),(c)
Net Investment Income (Loss)
Income:
Dividends	$171,595	$–	$139,083
Withholding tax	(3,447)	(9)	(5,525)
Interest	11	1,386	572,513
Total Income	168,159	1,377	706,071
Expenses:
Management and investment advisory fees	30,597	264	82,900
Distribution fees - Class A	2,347	1	4,929
Distribution fees - Class C	1,909	N/A	23,118
Distribution fees - R-1	8	N/A	N/A
Distribution fees - R-2	14	N/A	N/A
Distribution fees - R-3	134	N/A	N/A
Distribution fees - R-4	45	N/A	N/A
Administrative service fees - R-1	7	N/A	N/A
Administrative service fees - R-2	9	N/A	N/A
Administrative service fees - R-3	38	N/A	N/A
Administrative service fees - R-4	13	N/A	N/A
Administrative service fees - R-5	11	N/A	N/A
Registration fees - Class A	17	16	60
Registration fees - Class C	12	N/A	33
Registration fees - Class P	11	13	66
Registration fees - Class T	N/A	N/A	17
Registration fees - Institutional	84	11	97
Registration fees - R-6	N/A	N/A	19
Service fees - R-1	6	N/A	N/A
Service fees - R-2	12	N/A	N/A
Service fees - R-3	135	N/A	N/A
Service fees - R-4	112	N/A	N/A
Service fees - R-5	281	N/A	N/A
Shareholder reports - Class A	129	–	162
Shareholder reports - Class C	27	N/A	197
Shareholder reports - Class P	6	–	185
Shareholder reports - Institutional	15	–	180
Transfer agent fees - Class A	1,041	9	1,581
Transfer agent fees - Class C	194	N/A	2,101
Transfer agent fees - Class P	65	–	1,440
Transfer agent fees - Class T	N/A	N/A	4
Transfer agent fees - Institutional	329	–	1,885
Chief compliance officer fees	10	–	19
Custodian fees	146	11	524
Directors' expenses	110	3	208
Dividends and interest on securities sold short	–	3	3,445
Professional fees	79	34	107
Short sale fees	–	–	219
Other expenses	33	5	110
Total Gross Expenses	37,986	370	123,606
Less: Reimbursement from Manager	–	–	104
Less: Reimbursement from Manager - Class A	–	26	–
Less: Reimbursement from Manager - Class P	–	13	–
Less: Reimbursement from Manager - Class T	N/A	N/A	21
Less: Reimbursement from Manager - Institutional	125	37	571
Total Net Expenses	37,861	294	122,910
Net Investment Income (Loss)	130,298	1,083	583,161

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	334,023	848	272,775
Foreign currency contracts	–	(55)	(13,375)
Foreign currency transactions	–	(37)	(1,809)
Futures contracts	–	29	(1,107)
Options and swaptions	–	–	(40,151)
Short sales	–	–	(61,997)
Swap agreements	–	83	106
Net change in unrealized appreciation/depreciation of:
Investments	758,802	166	245,142
Foreign currency contracts	–	64	(5,243)
Futures contracts	–	(27)	2,096
Options and swaptions	–	–	(18,163)
Swap agreements	–	84	191
Translation of assets and liabilities in foreign currencies	–	(2)	(295)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,092,825	1,153	378,170
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,223,123	$2,236	$961,331

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	R-6 shares commenced operations on June 12, 2017.
(c)	Class T shares commenced operations on June 12, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	Global Real Estate	Government & High	High Yield
Amounts in thousands	Securities Fund(a)	Quality Bond Fund(a)	Fund(a),(b),(c)
Net Investment Income (Loss)
Income:
Dividends	$48,275	$165	$952
Withholding tax	(2,619)	–	–
Interest	–	56,004	213,952
Total Income	45,656	56,169	214,904
Expenses:
Management and investment advisory fees	16,613	7,701	18,127
Distribution fees - Class A	344	721	2,288
Distribution fees - Class C	411	549	3,626
Distribution fees - Class J	N/A	189	N/A
Distribution fees - R-1	N/A	8	N/A
Distribution fees - R-2	N/A	43	N/A
Distribution fees - R-3	–	33	N/A
Distribution fees - R-4	–	15	N/A
Administrative service fees - R-1	N/A	6	N/A
Administrative service fees - R-2	N/A	29	N/A
Administrative service fees - R-3	–	9	N/A
Administrative service fees - R-4	–	5	N/A
Administrative service fees - R-5	–	2	N/A
Registration fees - Class A	14	23	43
Registration fees - Class C	15	13	15
Registration fees - Class J	N/A	10	N/A
Registration fees - Class P	22	11	30
Registration fees - Class T	N/A	N/A	18
Registration fees - Institutional	116	22	69
Registration fees - R-6	16	N/A	52
Service fees - R-1	N/A	6	N/A
Service fees - R-2	N/A	36	N/A
Service fees - R-3	–	33	N/A
Service fees - R-4	–	39	N/A
Service fees - R-5	–	53	N/A
Shareholder reports - Class A	22	74	109
Shareholder reports - Class C	9	12	39
Shareholder reports - Class J	N/A	36	N/A
Shareholder reports - Class P	24	2	20
Shareholder reports - Institutional	81	26	167
Transfer agent fees - Class A	230	351	1,194
Transfer agent fees - Class C	72	72	378
Transfer agent fees - Class J	N/A	176	N/A
Transfer agent fees - Class P	185	12	343
Transfer agent fees - Class T	N/A	N/A	4
Transfer agent fees - Institutional	838	187	1,800
Chief compliance officer fees	3	3	6
Custodian fees	115	7	14
Directors' expenses	39	30	69
Professional fees	68	39	140
Other expenses	17	10	28
Total Gross Expenses	19,254	10,593	28,579
Less: Reimbursement from Manager - Class C	–	28	–
Less: Reimbursement from Manager - Class T	N/A	N/A	22
Less: Reimbursement from Manager - Institutional	279	–	377
Less: Reimbursement from Manager - R-1	N/A	2	N/A
Less: Reimbursement from Manager - R-2	N/A	14	N/A
Less: Reimbursement from Manager - R-3	–	12	N/A
Less: Reimbursement from Manager - R-4	–	15	N/A
Less: Reimbursement from Manager - R-5	–	20	N/A
Less: Reimbursement from Manager - R-6	10	N/A	40
Less: Reimbursement from Distributor - Class A	–	288	–
Less: Reimbursement from Distributor - Class J	N/A	35	N/A
Total Net Expenses	18,965	10,179	28,140
Net Investment Income (Loss)	26,691	45,990	186,764

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	141,997	(5,621)	28,672
Foreign currency contracts	–	–	(739)
Foreign currency transactions	(48)	–	(9)
Swap agreements	–	–	751
Net change in unrealized appreciation/depreciation of:
Investments	(41,773)	(45,883)	117,175
Foreign currency contracts	–	–	(366)
Translation of assets and liabilities in foreign currencies	69	–	(74)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	100,245	(51,504)	145,410
Net Increase (Decrease) in Net Assets Resulting from Operations	$126,936	$(5,514)	$332,174

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	R-6 shares commenced operations on November 22, 2016.
(c)	Class T shares commenced operations on June 12, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

			Inflation
Amounts in thousands	High Yield Fund I	Income Fund(a)	Protection Fund
Net Investment Income (Loss)
Income:
Dividends	$888	$461	$64
Interest	63,309	114,276	34,559
Total Income	64,197	114,737	34,623
Expenses:
Management and investment advisory fees	6,995	15,409	5,905
Distribution fees - Class A	15	639	33
Distribution fees - Class C	N/A	640	38
Distribution fees - Class J	N/A	145	12
Distribution fees - R-1	N/A	69	4
Distribution fees - R-2	N/A	9	2
Distribution fees - R-3	N/A	76	14
Distribution fees - R-4	N/A	29	2
Administrative service fees - R-1	N/A	55	3
Administrative service fees - R-2	N/A	6	1
Administrative service fees - R-3	N/A	21	4
Administrative service fees - R-4	N/A	9	1
Administrative service fees - R-5	N/A	5	–
Registration fees - Class A	19	19	16
Registration fees - Class C	N/A	14	11
Registration fees - Class J	N/A	17	14
Registration fees - Class P	N/A	11	N/A
Registration fees - Institutional	24	51	21
Registration fees - R-6	N/A	20	N/A
Service fees - R-1	N/A	49	3
Service fees - R-2	N/A	7	1
Service fees - R-3	N/A	76	14
Service fees - R-4	N/A	72	6
Service fees - R-5	N/A	124	8
Shareholder reports - Class A	–	48	7
Shareholder reports - Class C	N/A	17	2
Shareholder reports - Class J	N/A	17	5
Shareholder reports - Class P	N/A	1	N/A
Shareholder reports - Institutional	2	29	–
Transfer agent fees - Class A	16	297	27
Transfer agent fees - Class C	N/A	100	15
Transfer agent fees - Class J	N/A	91	23
Transfer agent fees - Class P	N/A	18	N/A
Transfer agent fees - Institutional	56	254	5
Chief compliance officer fees	2	5	3
Custodian fees	40	5	20
Directors' expenses	21	56	27
Professional fees	49	41	40
Other expenses	10	18	13
Total Gross Expenses	7,249	18,569	6,300
Less: Reimbursement from Manager - Class A	27	–	15
Less: Reimbursement from Manager - Class C	N/A	–	20
Less: Reimbursement from Manager - R-6	N/A	10	N/A
Less: Reimbursement from Distributor - Class J	N/A	27	2
Total Net Expenses	7,222	18,532	6,263
Net Investment Income (Loss)	56,975	96,205	28,360

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	20,494	(6,208)	(5,823)
Foreign currency contracts	–	–	(421)
Foreign currency transactions	–	–	2,686
Futures contracts	–	–	(3,637)
Options and swaptions	–	–	6,599
Swap agreements	28	–	1,865
Net change in unrealized appreciation/depreciation of:
Investments	(1,750)	(9,668)	(37,698)
Foreign currency contracts	–	–	665
Futures contracts	–	–	(275)
Options and swaptions	–	–	(2,353)
Swap agreements	23	–	100
Translation of assets and liabilities in foreign currencies	–	–	(183)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	18,795	(15,876)	(38,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	$75,770	$80,329	$(10,115)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	International
	Emerging Markets	International	LargeCap
Amounts in thousands	Fund(a),(b)	Fund I(a),(b)	Growth Fund(b)
Net Investment Income (Loss)
Income:
Dividends	$23,214	$9,585	$16,498
Withholding tax	(1,458)	(852)	–
Interest	175	–	2
Total Income	21,931	8,733	16,500
Expenses:
Management and investment advisory fees	10,534	3,567	10,081
Distribution fees - Class A	212	12	853
Distribution fees - Class C	108	N/A	146
Distribution fees - Class J	165	N/A	93
Distribution fees - R-1	9	9	14
Distribution fees - R-2	11	10	5
Distribution fees - R-3	26	14	31
Distribution fees - R-4	10	3	9
Administrative service fees - R-1	7	7	11
Administrative service fees - R-2	8	6	3
Administrative service fees - R-3	7	4	9
Administrative service fees - R-4	3	1	3
Administrative service fees - R-5	2	1	5
Registration fees - Class A	20	15	20
Registration fees - Class C	11	N/A	11
Registration fees - Class J	15	N/A	15
Registration fees - Class P	10	12	10
Registration fees - Institutional	8	30	12
Registration fees - R-6	22	22	N/A
Service fees - R-1	7	6	10
Service fees - R-2	9	8	4
Service fees - R-3	26	14	31
Service fees - R-4	26	8	22
Service fees - R-5	43	12	121
Shareholder reports - Class A	48	3	129
Shareholder reports - Class C	7	N/A	5
Shareholder reports - Class J	39	N/A	16
Shareholder reports - Class P	–	1	1
Shareholder reports - Institutional	25	16	1
Transfer agent fees - Class A	211	17	581
Transfer agent fees - Class C	37	N/A	32
Transfer agent fees - Class J	201	N/A	80
Transfer agent fees - Class P	2	18	4
Transfer agent fees - Institutional	164	115	311
Chief compliance officer fees	1	1	3
Custodian fees	332	78	3
Directors' expenses	20	9	30
Professional fees	108	77	30
Other expenses	124	10	18
Total Gross Expenses	12,618	4,106	12,763
Less: Reimbursement from Manager - Class A	181	23	–
Less: Reimbursement from Manager - Class C	11	N/A	–
Less: Reimbursement from Manager - Class J	87	N/A	–
Less: Reimbursement from Manager - Class P	10	–	4
Less: Reimbursement from Manager - Institutional	33	25	–
Less: Reimbursement from Manager - R-6	52	50	N/A
Less: Reimbursement from Distributor - Class J	31	N/A	18
Total Net Expenses	12,213	4,008	12,741
Net Investment Income (Loss)	9,718	4,725	3,759

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $858, $0 and $0, respectively)	105,523	27,306	366,773
Foreign currency transactions	(532)	(414)	–
Futures contracts	–	1,307	–
Net change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $2,372, $0 and $0, respectively)	109,400	68,924	(3,106)
Futures contracts	–	456	–
Translation of assets and liabilities in foreign currencies	30	41	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	214,421	97,620	363,667
Net Increase (Decrease) in Net Assets Resulting from Operations	$224,139	$102,345	$367,426

(a)	R-6 shares commenced operations on November 22, 2016.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017
LargeCap		LargeCap S&P 500	LargeCap
Amounts in thousands	Growth Fund I(a)	Index Fund	Value Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$57,924	$107,657	$46,973
Withholding tax	(66)	–	–
Interest	30	–	–
Total Income	57,888	107,657	46,973
Expenses:
Management and investment advisory fees	43,879	7,933	8,718
Distribution fees - Class A	58	499	475
Distribution fees - Class C	N/A	509	69
Distribution fees - Class J	184	899	98
Distribution fees - R-1	24	69	5
Distribution fees - R-2	34	97	7
Distribution fees - R-3	293	524	10
Distribution fees - R-4	79	198	1
Administrative service fees - R-1	19	55	4
Administrative service fees - R-2	23	65	5
Administrative service fees - R-3	82	147	3
Administrative service fees - R-4	24	59	–
Administrative service fees - R-5	29	42	–
Registration fees - Class A	17	29	15
Registration fees - Class C	N/A	16	12
Registration fees - Class J	17	26	14
Registration fees - Class P	9	N/A	9
Registration fees - Institutional	79	47	30
Registration fees - R-6	34	N/A	N/A
Service fees - R-1	17	50	3
Service fees - R-2	29	81	6
Service fees - R-3	293	523	10
Service fees - R-4	198	495	4
Service fees - R-5	718	1,053	11
Shareholder reports - Class A	6	94	66
Shareholder reports - Class C	N/A	10	2
Shareholder reports - Class J	24	94	16
Shareholder reports - Institutional	46	30	26
Transfer agent fees - Class A	49	399	286
Transfer agent fees - Class C	N/A	64	20
Transfer agent fees - Class J	110	463	85
Transfer agent fees - Class P	1	N/A	–
Transfer agent fees - Institutional	1,762	212	83
Chief compliance officer fees	12	9	4
Custodian fees	6	12	5
Directors' expenses	137	96	40
Professional fees	126	35	30
Other expenses	52	91	12
Total Gross Expenses	48,470	15,025	10,184
Less: Reimbursement from Manager	1,164	–	–
Less: Reimbursement from Manager - Class C	N/A	17	16
Less: Reimbursement from Manager - Class P	9	N/A	10
Less: Reimbursement from Manager - Institutional	131	–	–
Less: Reimbursement from Manager - R-6	8	N/A	N/A
Less: Reimbursement from Distributor - Class J	35	169	18
Total Net Expenses	47,123	14,839	10,140
Net Investment Income (Loss)	10,765	92,818	36,833

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	839,741	317,909	245,101
Futures contracts	34,935	5,909	167
Short sales	(179)	–	–
Net change in unrealized appreciation/depreciation of:
Investments	1,040,915	679,318	117,633
Futures contracts	7,168	953	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,922,580	1,004,089	362,901
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,933,345	$1,096,907	$399,734

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

		MidCap Value
Amounts in thousands	MidCap Fund(a)	Fund III(a)	Money Market Fund
Net Investment Income (Loss)
Income:
Dividends	$121,775	$27,445	$–
Withholding tax	(2,708)	(115)	–
Interest	1	5	7,262
Total Income	119,068	27,335	7,262
Expenses:
Management and investment advisory fees	78,881	8,707	2,868
Distribution fees - Class A	4,995	52	–
Distribution fees - Class C	3,060	N/A	173
Distribution fees - Class J	425	156	386
Distribution fees - R-1	269	3	N/A
Distribution fees - R-2	85	7	N/A
Distribution fees - R-3	313	37	N/A
Distribution fees - R-4	139	23	N/A
Administrative service fees - R-1	215	3	N/A
Administrative service fees - R-2	56	4	N/A
Administrative service fees - R-3	88	10	N/A
Administrative service fees - R-4	42	7	N/A
Administrative service fees - R-5	33	3	N/A
Registration fees - Class A	53	17	99
Registration fees - Class C	12	N/A	13
Registration fees - Class J	16	15	29
Registration fees - Class P	116	9	N/A
Registration fees - Institutional	584	31	17
Registration fees - R-6	22	16	N/A
Service fees - R-1	192	2	N/A
Service fees - R-2	71	6	N/A
Service fees - R-3	313	36	N/A
Service fees - R-4	348	58	N/A
Service fees - R-5	836	70	N/A
Shareholder reports - Class A	461	9	82
Shareholder reports - Class C	33	N/A	4
Shareholder reports - Class J	46	24	98
Shareholder reports - Class P	271	–	N/A
Shareholder reports - Institutional	885	12	–
Transfer agent fees - Class A	2,712	50	379
Transfer agent fees - Class C	309	N/A	23
Transfer agent fees - Class J	230	122	321
Transfer agent fees - Class P	1,686	1	N/A
Transfer agent fees - Institutional	5,688	179	–
Chief compliance officer fees	22	2	1
Custodian fees	8	18	12
Directors' expenses	245	28	14
Professional fees	130	119	37
Other expenses	175	14	3
Total Gross Expenses	104,065	9,850	4,559
Less: Reimbursement from Manager	–	193	–
Less: Reimbursement from Manager - Class P	–	9	N/A
Less: Reimbursement from Manager - Institutional	–	26	16
Less: Reimbursement from Manager - R-6	9	29	N/A
Less: Reimbursement from Distributor - Class C	–	N/A	173
Less: Reimbursement from Distributor - Class J	80	29	385
Total Net Expenses	103,976	9,564	3,985
Net Investment Income (Loss)	15,092	17,771	3,277

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	676,635	133,886	31
Investment transactions in affiliated securities	(3,402)	–	–
Futures contracts	–	8,553	–
Net change in unrealized appreciation/depreciation of:
Investments	2,372,263	105,042	–
Investment in affiliated securities	65,622	–	–
Futures contracts	–	2,296	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	3,111,118	249,777	31
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,126,210	$267,548	$3,308

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	Principal Capital	Real Estate	Short-Term
Amounts in thousands	Appreciation Fund(a)	Securities Fund(a),(b)	Income Fund(a),(c)
Net Investment Income (Loss)
Income:
Dividends	$44,159	$81,503	$571
Withholding tax	(86)	–	–
Interest	3	1	93,276
Total Income	44,076	81,504	93,847
Expenses:
Management and investment advisory fees	11,204	29,160	16,000
Distribution fees - Class A	2,337	833	525
Distribution fees - Class C	512	514	822
Distribution fees - Class J	N/A	266	213
Distribution fees - R-1	10	23	3
Distribution fees - R-2	11	62	7
Distribution fees - R-3	72	141	36
Distribution fees - R-4	21	65	12
Administrative service fees - R-1	8	18	2
Administrative service fees - R-2	7	41	5
Administrative service fees - R-3	20	39	10
Administrative service fees - R-4	6	20	4
Administrative service fees - R-5	5	17	1
Registration fees - Class A	45	24	40
Registration fees - Class C	13	13	12
Registration fees - Class J	N/A	18	19
Registration fees - Class P	11	20	16
Registration fees - Class T	N/A	N/A	17
Registration fees - Institutional	36	58	41
Registration fees - R-6	N/A	28	N/A
Service fees - R-1	7	16	2
Service fees - R-2	9	51	6
Service fees - R-3	72	141	35
Service fees - R-4	52	163	31
Service fees - R-5	124	417	25
Shareholder reports - Class A	150	90	49
Shareholder reports - Class C	11	16	17
Shareholder reports - Class J	N/A	49	26
Shareholder reports - Class P	1	10	5
Shareholder reports - Institutional	20	139	32
Transfer agent fees - Class A	917	607	312
Transfer agent fees - Class C	74	97	102
Transfer agent fees - Class J	N/A	236	122
Transfer agent fees - Class P	14	91	49
Transfer agent fees - Class T	N/A	N/A	4
Transfer agent fees - Institutional	175	1,148	456
Chief compliance officer fees	4	6	7
Custodian fees	2	3	10
Directors' expenses	46	64	68
Professional fees	32	31	41
Other expenses	18	32	26
Total Gross Expenses	16,046	34,767	19,210
Less: Reimbursement from Manager - Class T	N/A	N/A	21
Less: Reimbursement from Manager - Institutional	–	–	25
Less: Reimbursement from Manager - R-6	N/A	12	N/A
Less: Reimbursement from Distributor - Class J	N/A	50	40
Total Net Expenses	16,046	34,705	19,124
Net Investment Income (Loss)	28,030	46,799	74,723

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	172,192	84,413	2,252
Net change in unrealized appreciation/depreciation of:
Investments	311,227	151,051	(4,486)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	483,419	235,464	(2,234)
Net Increase (Decrease) in Net Assets Resulting from Operations	$511,449	$282,263	$72,489

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	R-6 shares commenced operations on November 22, 2016.
(c)	Class T shares commenced operations on June 12, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

		SmallCap	Tax-Exempt
Amounts in thousands	SmallCap Fund(a),(b)	Value Fund II(b)	Bond Fund(b)
Net Investment Income (Loss)
Income:
Dividends	$6,877	$17,505	$–
Withholding tax	–	(5)	–
Interest	3	12	17,221
Total Income	6,880	17,512	17,221
Expenses:
Management and investment advisory fees	4,588	12,617	1,617
Distribution fees - Class A	568	17	727
Distribution fees - Class C	304	N/A	274
Distribution fees - Class J	299	32	N/A
Distribution fees - R-1	10	5	N/A
Distribution fees - R-2	37	12	N/A
Distribution fees - R-3	37	34	N/A
Distribution fees - R-4	16	8	N/A
Administrative service fees - R-1	8	4	N/A
Administrative service fees - R-2	24	8	N/A
Administrative service fees - R-3	10	10	N/A
Administrative service fees - R-4	5	2	N/A
Administrative service fees - R-5	2	3	N/A
Registration fees - Class A	18	17	35
Registration fees - Class C	11	N/A	15
Registration fees - Class J	33	9	N/A
Registration fees - Class P	9	9	24
Registration fees - Institutional	20	38	3
Registration fees - R-6	25	24	N/A
Service fees - R-1	7	3	N/A
Service fees - R-2	31	10	N/A
Service fees - R-3	36	34	N/A
Service fees - R-4	41	20	N/A
Service fees - R-5	52	77	N/A
Shareholder reports - Class A	97	3	17
Shareholder reports - Class C	11	N/A	2
Shareholder reports - Class J	60	12	N/A
Shareholder reports - Class P	1	–	1
Shareholder reports - Institutional	9	22	3
Shareholder reports - R-6	–	3	N/A
Transfer agent fees - Class A	369	21	155
Transfer agent fees - Class C	55	N/A	30
Transfer agent fees - Class J	232	45	N/A
Transfer agent fees - Class P	9	1	24
Transfer agent fees - Institutional	52	237	2
Chief compliance officer fees	1	2	1
Custodian fees	3	55	–
Directors' expenses	16	25	8
Interest expense and fees	–	–	127
Professional fees	117	33	38
Other expenses	9	13	9
Total Gross Expenses	7,232	13,465	3,112
Less: Reimbursement from Manager	–	314	–
Less: Reimbursement from Manager - Class A	–	27	–
Less: Reimbursement from Manager - Class C	–	N/A	11
Less: Reimbursement from Manager - Class P	–	9	35
Less: Reimbursement from Manager - Institutional	60	101	5
Less: Reimbursement from Manager - R-6	28	11	N/A
Less: Reimbursement from Distributor - Class J	56	6	N/A
Total Net Expenses	7,088	12,997	3,061
Net Investment Income (Loss)	(208)	4,515	14,160

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	63,890	132,698	(3,761)
Futures contracts	–	9,873	–
Net change in unrealized appreciation/depreciation of:
Investments	62,234	102,657	(8,004)
Futures contracts	–	4,496	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	126,124	249,724	(11,765)
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,916	$254,239	$2,395

(a)	R-6 shares commenced operations on November 22, 2016.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					California Municipal Fund
					Year Ended	Year Ended
					October 31, 2017	October 31, 2016
Operations
Net investment income (loss)					$14,143	$11,267
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					(3,727)	468
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					(5,194)	1,388
		Net Increase (Decrease) in Net Assets Resulting from Operations			5,222	13,123

Dividends and Distributions to Shareholders
From net investment income					(13,050)	(10,487)
				Total Dividends and Distributions	(13,050)	(10,487)

Capital Share Transactions
Net increase (decrease) in capital share transactions					(32,462)	235,377
				Total Increase (Decrease) in Net Assets	(40,290)	238,013

Net Assets
Beginning of period					462,450	224,437
End of period (including undistributed net investment income as set forth below)					$422,160	$462,450
Undistributed (overdistributed) net investment income (loss)					$1,783	$1,078

	Class A	Class C	Class P(a)	Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$97,381	$7,451	$23,651	$98,254
Reinvested	8,680	892	731	901
Redeemed	(142,853)	(16,704)	(96,861)	(13,985)
Net Increase (Decrease)	$(36,792)	$(8,361)	$ (72,479)	$85,170
Shares:
Sold	9,373	713	2,295	9,314
Reinvested	835	86	71	86
Redeemed	(13,787)	(1,611)	(9,278)	(1,333)
Net Increase (Decrease)	(3,579)	(812)	(6,912)	8,067
Year Ended October 31, 2016
Dollars:
Sold	$190,943	$37,608	$76,497	$6,092
Reinvested	7,428	601	869	78
Redeemed	(68,144)	(5,820)	(10,298)	(477)
Net Increase (Decrease)	$130,227	$32,389	$67,068	$5,693
Shares:
Sold	17,722	3,487	7,147	563
Reinvested	692	56	81	7
Redeemed	(6,355)	(540)	(958)	(44)
Net Increase (Decrease)	12,059	3,003	6,270	526

Distributions:
Year Ended October 31, 2017
From net investment income	$(9,544)	$(1,004)	$(1,320)	$(1,182)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	(9,544)	$(1,004)	$(1,320)	$(1,182)
Year Ended October 31, 2016
From net investment income	$(8,273)	$(690)	$(1,446)	$(78)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	(8,273)	$(690)	$(1,446)	$(78)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Core Plus Bond Fund
												Year Ended		Year Ended
												October 31, 2017		October 31, 2016
Operations
Net investment income (loss)													$108,070	$105,079
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													4,683	(7,706)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													(29,469)	94,588
			Net Increase (Decrease) in Net Assets Resulting from Operations										83,284	191,961

Dividends and Distributions to Shareholders
From net investment income													(109,280)	(98,295)
						Total Dividends and Distributions							(109,280)	(98,295)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(419,269)	(333,574)
				Total Increase (Decrease) in Net Assets									(445,265)	(239,908)

Net Assets
Beginning of period													4,015,653	4,255,561
End of period (including undistributed net investment income as set forth below)													$3,570,388	$4,015,653
Undistributed (overdistributed) net investment income (loss)												$	9,031	$7,877

	Class A		Class C	Class J	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$8,744		$1,264	$9,284	$ 346,505	$1,049		$1,300		$4,318		$5,012	$12,083
Reinvested	2,250		138	3,882	100,035	106		182		535		444	1,556
Redeemed	(15,504)		(1,983)	(21,617)	(833,666)	(1,509)		(5,387)		(10,096)		(11,084)	(17,110)
Net Increase (Decrease)	$(4,510	) $	(581)	$(8,451)	$ (387,126)	$(354	) $	(3,905	) $	(5,243	) $	(5,628)	$(3,471)
Shares:
Sold	802		116	847	31,833	96		120		399		454	1,116
Reinvested	206		13	353	9,177	10		17		49		40	143
Redeemed	(1,423)		(183)	(1,973)	(76,555)	(139)		(500)		(936)		(1,007)	(1,578)
Net Increase (Decrease)	(415)		(54)	(773)	(35,545)	(33)		(363)		(488)		(513)	(319)
Year Ended October 31, 2016
Dollars:
Sold	$11,039		$3,533	$11,985	$ 342,475	$1,247		$2,296		$5,056		$5,569	$11,176
Reinvested	1,865		88	3,273	90,391	93		185		536		438	1,239
Redeemed	(15,304)		(1,614)	(19,002)	(749,462)	(2,602)		(3,323)		(10,480)		(8,485)	(15,786)
Net Increase (Decrease)	$(2,400	) $	2,007	$(3,744)	$ (316,596)	$(1,262	) $	(842	) $	(4,888	) $	(2,478)	$(3,371)
Shares:
Sold	1,011		325	1,091	31,555	114		213		467		503	1,024
Reinvested	171		8	298	8,286	9		17		49		40	114
Redeemed	(1,403)		(148)	(1,733)	(68,806)	(238)		(306)		(966)		(771)	(1,460)
Net Increase (Decrease)	(221)		185	(344)	(28,965)	(115)		(76)		(450)		(229)	(322)

Distributions:
Year Ended October 31, 2017
From net investment income	$(2,368	) $	(149)	$(3,905)	$ (100,035)	$(106	) $	(182	) $	(535	) $	(444)	$(1,556)
From net realized gain on
investments	–		–	–	–	–		–		–		–	–
Total Dividends and Distributions $	(2,368	) $	(149)	$(3,905)	$ (100,035)	$(106	) $	(182	) $	(535	) $	(444)	$(1,556)
Year Ended October 31, 2016
From net investment income	$(1,938	) $	(97)	$(3,289)	$ (90,480)	$(93	) $	(185	) $	(536	) $	(438)	$(1,239)
From net realized gain on
investments	–		–	–	–	–		–		–		–	–
Total Dividends and Distributions $	(1,938	) $	(97)	$(3,289)	$ (90,480)	$(93	) $	(185	) $	(536	) $	(438)	$(1,239)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Diversified International Fund
													Year Ended		Year Ended
													October 31, 2017		October 31, 2016
Operations
Net investment income (loss)														$133,787		$116,479
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														223,354		(115,605)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														1,867,353		33,678
			Net Increase (Decrease) in Net Assets Resulting from Operations											2,224,494		34,552

Dividends and Distributions to Shareholders
From net investment income														(131,799)		(89,275)
								Total Dividends and Distributions						(131,799)		(89,275)

Capital Share Transactions
Net increase (decrease) in capital share transactions														2,016,797		1,868,951
							Total Increase (Decrease) in Net Assets							4,109,492		1,814,228

Net Assets
Beginning of period														7,992,065		6,177,837
End of period (including undistributed net investment income as set forth below)													$12,101,557			$7,992,065
Undistributed (overdistributed) net investment income (loss)														$102,258		$101,779

	Class A		Class C		Class J		Class P(a)	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$22,776		$3,182		$12,237		$3,814	$3,138,927	$617		$1,581		$3,162	$8,174	$10,599
Reinvested	2,145		41		2,137		102	125,430	30		47		271	436	860
Redeemed	(39,036)		(3,442)		(22,460)		(11,566)	(1,193,749)	(1,213)		(1,715)		(9,521)	(11,377)	(25,692)
Net Increase (Decrease)	$(14,115	) $	(219	) $	(8,086	) $	(7,650)	$ 2,070,608	$(566	) $	(87	) $	(6,088)	$(2,767)	$ (14,233)
Shares:
Sold	1,800		255		989		332	254,309	50		132		255	665	863
Reinvested	195		4		197		9	11,476	3		4		25	39	78
Redeemed	(3,161)		(282)		(1,874)		(923)	(98,322)	(101)		(143)		(797)	(939)	(2,042)
Net Increase (Decrease)	(1,166)		(23)		(688)		(582)	167,463	(48)		(7)		(517)	(235)	(1,101)
Year Ended October 31, 2016
Dollars:
Sold	$12,733		$2,426		$8,405		$4,311	$2,299,596	$522		$1,194		$3,556	$9,571	$8,016
Reinvested	2,018		47		1,951		47	83,349	28		39		314	379	816
Redeemed	(30,590)		(3,062)		(23,446)		(1,714)	(469,230)	(1,169)		(2,279)		(12,996)	(9,393)	(16,488)
Net Increase (Decrease)	$(15,839	) $	(589)		$ (13,090)		$2,644	$1,913,715	$(619	) $	(1,046	) $	(9,126)	$557	$(7,656)
Shares:
Sold	1,154		218		764		385	208,402	47		110		322	848	721
Reinvested	179		4		175		4	7,429	3		3		28	33	72
Redeemed	(2,750)		(275)		(2,137)		(155)	(41,998)	(107)		(205)		(1,177)	(831)	(1,469)
Net Increase (Decrease)	(1,417)		(53)		(1,198)		234	173,833	(57)		(92)		(827)	50	(676)

Distributions:
Year Ended October 31, 2017
From net investment income	$(2,437	) $	(42	) $	(2,139	) $	(106)	$ (125,430)	$(30	) $	(48	) $	(271)	$(436)	$(860)
From net realized gain on
investments	–		–		–		–	–	–		–		–	–	–
Total Dividends and Distributions $	(2,437	) $	(42	) $	(2,139	) $	(106)	$ (125,430)	$(30	) $	(48	) $	(271)	$(436)	$(860)
Year Ended October 31, 2016
From net investment income	$(2,269	) $	(49	) $	(1,953	) $	(51) $	(83,377)	$(28	) $	(39	) $	(314)	$(379)	$(816)
From net realized gain on
investments	–		–		–		–	–	–		–		–	–	–
Total Dividends and Distributions $	(2,269	) $	(49	) $	(1,953	) $	(51) $	(83,377)	$(28	) $	(39	) $	(314)	$(379)	$(816)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Equity Income Fund
												Year Ended		Year Ended
												October 31, 2017		October 31, 2016
Operations
Net investment income (loss)													$130,298	$129,181
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													334,023	105,404
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													758,802	68,386
			Net Increase (Decrease) in Net Assets Resulting from Operations										1,223,123	302,971

Dividends and Distributions to Shareholders
From net investment income													(110,119)	(123,057)
From net realized gain on investments													(109,330)	–
							Total Dividends and Distributions						(219,449)	(123,057)

Capital Share Transactions
Net increase (decrease) in capital share transactions													166,278	(268,290)
						Total Increase (Decrease) in Net Assets							1,169,952	(88,376)

Net Assets
Beginning of period													5,389,933	5,478,309
End of period (including undistributed net investment income as set forth below)													$6,559,885	$5,389,933
Undistributed (overdistributed) net investment income (loss)												$	46,235	$35,010

	Class A		Class C		Class P(a)	Institutional	R-1	R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$83,585		$22,941		$44,594	$1,282,487	$591	$854		$4,842		$6,602	$23,806
Reinvested	30,776		4,818		4,334	169,598	67	102		1,843		1,619	3,799
Redeemed	(199,199)		(50,892)		(196,737)	(1,007,700)	(478)	(2,337)		(23,743)		(20,693)	(19,201)
Net Increase (Decrease)	$(84,838)		$ (23,133)		$ (147,809)	$ 444,385	$180	$(1,381)		$ (17,058)		$ (12,472)	$8,404
Shares:
Sold	2,869		813		1,558	43,933	22	30		169		231	806
Reinvested	1,077		174		153	5,916	2	4		65		57	132
Redeemed	(6,830)		(1,780)		(6,647)	(34,562)	(17)	(81)		(824)		(707)	(651)
Net Increase (Decrease)	(2,884)		(793)		(4,936)	15,287	7	(47)		(590)		(419)	287
Year Ended October 31, 2016
Dollars:
Sold	$64,550		$17,234		$35,733	$364,484	$336	$1,390		$5,757		$5,178	$16,901
Reinvested	17,574		2,112		2,620	94,543	33	59		1,144		1,054	2,462
Redeemed	(161,129)		(33,315)		(36,465)	(542,788)	(1,608)	(2,225)		(18,817)		(17,903)	(87,204)
Net Increase (Decrease)	$(79,005)		$ (13,969)		$1,888	$(83,761)	$(1,239)	$(776)		$ (11,916)		$ (11,671)	$ (67,841)
Shares:
Sold	2,493		679		1,377	14,233	13	54		223		202	652
Reinvested	675		83		100	3,625	1	2		44		41	95
Redeemed	(6,274)		(1,322)		(1,414)	(20,924)	(64)	(85)		(729)		(690)	(3,438)
Net Increase (Decrease)	(3,106)		(560)		63	(3,066)	(50)	(29)		(462)		(447)	(2,691)

Distributions:
Year Ended October 31, 2017
From net investment income	$(14,797	) $	(1,743	) $	(2,209)	$ (87,941)	$(26)	$(56	) $	(760	) $	(693)	$(1,894)
From net realized gain on
investments	(17,193)		(3,625)		(2,681)	(81,784)	(41)	(92)		(1,083)		(926)	(1,905)
Total Dividends and Distributions	$ (31,990)		$(5,368	) $	(4,890)	$ (169,725)	$(67)	$(148	) $	(1,843	) $	(1,619)	$(3,799)
Year Ended October 31, 2016
From net investment income	$(18,285	) $	(2,450	) $	(2,954)	$ (94,586)	$(33)	$(89	) $	(1,144	) $	(1,054)	$(2,462)
From net realized gain on
investments	–		–		–	–	–	–		–		–	–
Total Dividends and Distributions	$ (18,285)		$(2,450	) $	(2,954)	$ (94,586)	$(33)	$(89	) $	(1,144	) $	(1,054)	$(2,462)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

						Finisterre Unconstrained Emerging
Amounts in thousands						Markets Bond Fund
						Year Ended	Period Ended
						October 31, 2017	October 31, 2016(a)
Operations
Net investment income (loss)						$1,083	$354
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						868	255
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						285	63
			Net Increase (Decrease) in Net Assets Resulting from Operations			2,236	672

Dividends and Distributions to Shareholders
From net investment income						(1,169)	(288)
From net realized gain on investments						(266)	–
					Total Dividends and Distributions	(1,435)	(288)

Capital Share Transactions
Net increase (decrease) in capital share transactions						820	25,000
					Total Increase (Decrease) in Net Assets	1,621	25,384

Net Assets
Beginning of period						25,384	–
End of period (including undistributed net investment income as set forth below)						$27,005	$25,384
Undistributed (overdistributed) net investment income (loss)						$63	$83
	Class A		Class P(b)		Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$447		$145		$550
Reinvested	6		–		7
Redeemed	(76)		(247)		(12)
Net Increase (Decrease)	$377		$(102	) $	545
Shares:
Sold	43		14		53
Reinvested	1		–		1
Redeemed	(7)		(24)		(1)
Net Increase (Decrease)	37		(10)		53

Period Ended October 31, 2016(a)
Dollars:
Sold	$150		$100		$24,801
Redeemed	(51)		–		–
Net Increase (Decrease)	$99		$100		$24,801
Shares:
Sold	15		10		2,480
Redeemed	(5)		–		–
Net Increase (Decrease)	10		10		2,480

Distributions:
Year Ended October 31, 2017
From net investment income	$(11	) $	(3	) $	(1,155)
From net realized gain on
investments	(1)		(1)		(264)
Total Dividends and Distributions $	(12	) $	(4	) $	(1,419)

Period Ended October 31, 2016(a)
From net investment income	$(2	) $	(1	) $	(285)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(2	) $	(1	) $	(285)

(a)	Period from July 11, 2016, date operations commenced, through October 31, 2016.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Global Diversified Income Fund
							Year Ended	Year Ended
							October 31, 2017	October 31, 2016
Operations
Net investment income (loss)							$583,161	$563,535
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							154,442	(243,679)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							223,728	327,343
		Net Increase (Decrease) in Net Assets Resulting from Operations					961,331	647,199

Dividends and Distributions to Shareholders
From net investment income							(595,621)	(573,868)
					Total Dividends and Distributions		(595,621)	(573,868)

Capital Share Transactions
Net increase (decrease) in capital share transactions							765,559	(253,824)
				Total Increase (Decrease) in Net Assets			1,131,269	(180,493)

Net Assets
Beginning of period							11,194,824	11,375,317
End of period (including undistributed net investment income as set forth below)							$12,326,093	$11,194,824
Undistributed (overdistributed) net investment income (loss)							$(13,827)	$60,394
	Class A	Class C	Class P(a)	Class T	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2017(b),(c)
Dollars:
Sold	$492,934	$276,656	$982,619	$25	$4,858,626	$ 2,381,121
Reinvested	90,315	81,966	80,258	–	224,084	41,981
Redeemed	(816,096)	(584,063)	(3,949,525)	(15)	(3,279,723)	(115,604)

Net Increase (Decrease)	$(232,847)	$ (225,441)	$(2,886,648)	$10	$1,802,987	$ 2,307,498
Shares:
Sold	35,538	20,057	71,749	2	349,190	170,848
Reinvested	6,550	5,984	5,900	–	16,298	3,000
Redeemed	(58,918)	(42,444)	(284,461)	(1)	(236,182)	(8,229)
Net Increase (Decrease)	(16,830)	(16,403)	(206,812)	1	129,306	165,619
Year Ended October 31, 2016
Dollars:
Sold	$435,151	$ 243,285	$ 866,178	N/A	$867,710	N/A
Reinvested	97,926	88,361	109,479	N/A	195,931	N/A
Redeemed	(808,425)	(606,946)	(1,134,199)	N/A	(608,275)	N/A
Net Increase (Decrease)	$(275,348)	$ (275,300)	$ (158,542)	N/A	$455,366	N/A
Shares:
Sold	32,523	18,269	65,064	N/A	65,050	N/A
Reinvested	7,354	6,678	8,256	N/A	14,750	N/A
Redeemed	(60,917)	(45,832)	(86,284)	N/A	(45,946)	N/A
Net Increase (Decrease)	(21,040)	(20,885)	(12,964)	N/A	33,854	N/A

Distributions:
Year Ended October 31, 2017(b),(c)
From net investment income	$(100,901)	$ (101,542)	$ (108,950)	$–	$(242,247)	$(41,981)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions	$ (100,901)	$ (101,542)	$ (108,950)	$–	$(242,247)	$(41,981)
Year Ended October 31, 2016
From net investment income	$(111,872)	$ (113,977)	$ (150,675)	N/A	$(197,344)	N/A
From net realized gain on
investments	–	–	–	N/A	–	N/A
Total Dividends and Distributions	$ (111,872)	$ (113,977)	$ (150,675)	N/A	$(197,344)	N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from June 12, 2017, date operations commenced, through October 31, 2017 for Class T shares.
(c)	Period from June 12, 2017, date operations commenced, through October 31, 2107 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Global Real Estate Securities Fund
										Year Ended		Year Ended
										October 31, 2017		October 31, 2016
Operations
Net investment income (loss)											$26,691	$50,242
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											141,949	46,936
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(41,704)	(99,257)
		Net Increase (Decrease) in Net Assets Resulting from Operations									126,936	(2,079)

Dividends and Distributions to Shareholders
From net investment income											(57,131)	(75,842)
From net realized gain on investments											(5,834)	(52,959)
							Total Dividends and Distributions				(62,965)	(128,801)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(830,100)	283,670
				Total Increase (Decrease) in Net Assets							(766,129)	152,790

Net Assets
Beginning of period											3,107,467	2,954,677
End of period (including undistributed net investment income as set forth below)											$2,341,338	$3,107,467
Undistributed (overdistributed) net investment income (loss)											$7,433	$2,338

	Class A	Class C		Class P(a)		Institutional	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$46,294	$3,498		$84,390		$ 1,347,534 $	190	$32	$–	$486,941
Reinvested	3,871	1,078		6,355		43,357	1	1	–	1,070
Redeemed	(87,581)	(20,970)		(371,356)		(2,361,065)	(31)	(2)	–	(13,707)
Net Increase (Decrease)	$ (37,416)	$ (16,394)		$ (280,611)		$ (970,174)	$160	$31	$–	$474,304
Shares:
Sold	5,498	428		9,564		145,824	21	3	–	52,490
Reinvested	482	140		742		5,026	–	–	–	113
Redeemed	(10,521)	(2,592)		(40,581)		(267,243)	(3)	–	–	(1,469)
Net Increase (Decrease)	(4,541)	(2,024)		(30,275)		(116,393)	18	3	–	51,134
Year Ended October 31, 2016
Dollars:
Sold	$87,494	$11,232		$ 159,900	$	$ 627,437	22	$21	$10	$2,973
Reinvested	5,789	1,860		8,004		102,063	–	–	–	18
Redeemed	(67,743)	(19,167)		(113,224)		(521,060)	–	–	–	(1,959)
Net Increase (Decrease)	$25,540	$(6,075	) $	54,680		$ 208,440	$22	$21	$10	$1,032
Shares:
Sold	10,293	1,357		17,661		69,239	2	2	1	323
Reinvested	681	227		882		11,239	–	–	–	2
Redeemed	(7,997)	(2,322)		(12,658)		(57,429)	–	–	–	(205)
Net Increase (Decrease)	2,977	(738)		5,885		23,049	2	2	1	120

Distributions:
Year Ended October 31, 2017
From net investment income	$(3,960)	$(997	) $	(7,042)	$	$ (44,056)	(1)	$(1)	$–	$(1,074)
From net realized gain on
investments	(464)	(145)		(759)		(4,463)	–	–	–	(3)
Total Dividends and Distributions $	(4,424)	$(1,142	) $	(7,801)		$ (48,519)	$(1)	$(1)	$–	$(1,077)
Year Ended October 31, 2016
From net investment income	$(3,694)	$(880	) $	(5,860)		$ (65,393)	$–	$–	$–	$(15)
From net realized gain on
investments	(2,833)	(1,095)		(4,045)		(44,983)	–	–	–	(3)
Total Dividends and Distributions $	(6,527)	$(1,975	) $	(9,905)		$ (110,376)	$–	$–	$–	$(18)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Government & High Quality
Amounts in thousands									Bond Fund
								Year Ended		Year Ended
								October 31, 2017		October 31, 2016
Operations
Net investment income (loss)								$	45,990		$46,943
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									(5,621)		(2,924)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(45,883)		990
		Net Increase (Decrease) in Net Assets Resulting from Operations							(5,514)		45,009

Dividends and Distributions to Shareholders
From net investment income									(55,320)		(57,224)
					Total Dividends and Distributions				(55,320)		(57,224)

Capital Share Transactions
Net increase (decrease) in capital share transactions									58,770		5,946
				Total Increase (Decrease) in Net Assets					(2,064)		(6,269)

Net Assets
Beginning of period									1,543,214		1,549,483
End of period (including undistributed net investment income as set forth below)									$1,541,150		$1,543,214
Undistributed (overdistributed) net investment income (loss)								$	(5,805)		$(4,544)
	Class A	Class C	Class J	Class P(a)	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$36,687	$7,163	$10,597	$7,734	$234,171	$516	$5,901	$5,538	$6,187	$3,758
Reinvested	9,705	1,409	4,303	423	36,349	70	101	426	531	771
Redeemed	(73,419)	(19,935)	(31,869)	(41,603)	(116,223)	(908)	(6,795)	(7,755)	(4,734)	(10,329)
Net Increase (Decrease)	$(27,027)	$ (11,363)	$ (16,969)	$ (33,446)	$ 154,297	$(322)	$(793)	$(1,791)	$1,984	$(5,800)
Shares:
Sold	3,474	680	1,002	729	22,198	49	558	525	584	356
Reinvested	923	134	408	40	3,454	7	10	40	50	73
Redeemed	(6,972)	(1,895)	(3,020)	(3,928)	(11,038)	(86)	(645)	(733)	(448)	(980)
Net Increase (Decrease)	(2,575)	(1,081)	(1,610)	(3,159)	14,614	(30)	(77)	(168)	186	(551)
Year Ended October 31, 2016
Dollars:
Sold	$78,462	$21,436	$27,852	$36,454	$113,387	$1,468	$11,094	$6,094	$8,372	$8,236
Reinvested	10,543	1,539	4,838	622	36,595	80	132	528	425	865
Redeemed	(65,516)	(14,380)	(25,223)	(10,760)	(221,562)	(1,365)	(3,996)	(8,746)	(4,398)	(7,130)
Net Increase (Decrease)	$23,489	$8,595	$7,467	$26,316	$(71,580)	$183	$7,230	$(2,124)	$4,399	$1,971
Shares:
Sold	7,191	1,967	2,549	3,328	10,384	135	1,016	558	766	754
Reinvested	967	141	443	57	3,355	7	12	48	39	79
Redeemed	(6,009)	(1,320)	(2,308)	(983)	(20,291)	(125)	(366)	(801)	(403)	(653)
Net Increase (Decrease)	2,149	788	684	2,402	(6,552)	17	662	(195)	402	180

Distributions:
Year Ended October 31, 2017
From net investment income	$(10,153)	$(1,456)	$(4,352)	$(535)	$ (36,578)	$(70)	$(445)	$(428)	$(531)	$(772)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$ (10,153)	$(1,456)	$(4,352)	$(535)	$ (36,578)	$(70)	$(445)	$(428)	$(531)	$(772)
Year Ended October 31, 2016
From net investment income	$(11,048)	$(1,607)	$(4,889)	$(713)	$ (36,708)	$(80)	$(359)	$(530)	$(425)	$(865)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$ (11,048)	$(1,607)	$(4,889)	$(713)	$ (36,708)	$(80)	$(359)	$(530)	$(425)	$(865)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							High Yield Fund
							Year Ended	Year Ended
							October 31, 2017	October 31, 2016
Operations
Net investment income (loss)							$186,764	$196,101
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							28,675	(111,809)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							116,735	156,441
		Net Increase (Decrease) in Net Assets Resulting from Operations					332,174	240,733

Dividends and Distributions to Shareholders
From net investment income							(183,860)	(211,316)
					Total Dividends and Distributions		(183,860)	(211,316)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(104,301)	(103,149)
				Total Increase (Decrease) in Net Assets			44,013	(73,732)

Net Assets
Beginning of period							3,560,560	3,634,292
End of period (including undistributed net investment income as set forth below)							$3,604,573	$3,560,560
Undistributed (overdistributed) net investment income (loss)							$(3,282)	$(9,672)
	Class A	Class C	Class P(a)	Class T	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2017(b),(c)
Dollars:
Sold	$429,573	$25,454	$ 205,022	$10	$1,439,130	$ 460,386
Reinvested	41,994	13,745	16,361	–	87,611	7,137
Redeemed	(592,150)	(97,586)	(768,144)	–	(1,349,167)	(23,677)
Net Increase (Decrease)	$(120,583)	$ (58,387)	$ (546,761)	$10	$177,574	$443,846
Shares:
Sold	58,044	3,403	27,706	1	195,111	62,147
Reinvested	5,652	1,832	2,213	–	11,863	957
Redeemed	(79,947)	(13,031)	(103,277)	–	(183,280)	(3,186)
Net Increase (Decrease)	(16,251)	(7,796)	(73,358)	1	23,694	59,918
Year Ended October 31, 2016
Dollars:
Sold	$354,952	$43,246	$ 234,947	N/A	$656,315	N/A
Reinvested	50,721	17,483	28,450	N/A	99,024	N/A
Redeemed	(515,676)	(96,265)	(276,258)	N/A	(700,088)	N/A
Net Increase (Decrease)	$(110,003)	$ (35,536)	$ (12,861)	N/A	$55,251	N/A
Shares:
Sold	51,005	6,185	34,084	N/A	95,034	N/A
Reinvested	7,284	2,492	4,085	N/A	14,315	N/A
Redeemed	(74,447)	(13,802)	(40,020)	N/A	(101,564)	N/A
Net Increase (Decrease)	(16,158)	(5,125)	(1,851)	N/A	7,785	N/A

Distributions:
Year Ended October 31, 2017(b),(c)
From net investment income	$(46,104)	$ (15,492)	$ (20,903)	$–	$(94,224)	$(7,137)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions	$ (46,104)	$ (15,492)	$ (20,903)	$–	$(94,224)	$(7,137)
Year Ended October 31, 2016
From net investment income	$(55,202)	$ (20,390)	$ (32,715)	N/A	$(103,009)	N/A
From net realized gain on
investments	–	–	–	N/A	–	N/A
Total Dividends and Distributions	$ (55,202)	$ (20,390)	$ (32,715)	N/A	$(103,009)	N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from November 22, 2016, date operations commenced, through October 31, 2017 for R-6 shares.
(c)	Period from June 12, 2017, date operations commenced, through October 31, 2017 for Class T shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			High Yield Fund I
			Year Ended	Year Ended
			October 31, 2017	October 31, 2016
Operations
Net investment income (loss)			$56,975	$50,930
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			20,522	(35,774)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			(1,727)	53,607
		Net Increase (Decrease) in Net Assets Resulting from Operations	75,770	68,763

Dividends and Distributions to Shareholders
From net investment income			(56,387)	(51,590)
		Total Dividends and Distributions	(56,387)	(51,590)

Capital Share Transactions
Net increase (decrease) in capital share transactions			180,080	70,813
		Total Increase (Decrease) in Net Assets	199,463	87,986

Net Assets
Beginning of period			964,349	876,363
End of period (including undistributed net investment income as set forth below)			$1,163,812	$964,349
Undistributed (overdistributed) net investment income (loss)			$636	$(296)
Class A		Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$3,127	$ 418,688
Reinvested	274	55,746
Redeemed	(2,891)	(294,864)
Net Increase (Decrease)	$510	$ 179,570
Shares:
Sold	317	42,597
Reinvested	27	5,612
Redeemed	(292)	(29,903)
Net Increase (Decrease)	52	18,306
Year Ended October 31, 2016
Dollars:
Sold	$2,813	$ 202,432
Reinvested	226	50,819
Redeemed	(1,685)	(183,792)
Net Increase (Decrease)	$1,354	$ 69,459
Shares:
Sold	296	21,498
Reinvested	24	5,377
Redeemed	(180)	(19,516)
Net Increase (Decrease)	140	7,359

Distributions:
Year Ended October 31, 2017
From net investment income	$(276)	$ (56,111)
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(276)	$ (56,111)
Year Ended October 31, 2016
From net investment income	$(228)	$ (51,362)
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(228)	$ (51,362)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2017		October 31, 2016
Operations
Net investment income (loss)								$	96,205	$	98,909
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									(6,208)		(19,217)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(9,668)		87,917
		Net Increase (Decrease) in Net Assets Resulting from Operations							80,329		167,609

Dividends and Distributions to Shareholders
From net investment income									(104,840)		(115,229)
					Total Dividends and Distributions				(104,840)		(115,229)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(22,556)		96,876
				Total Increase (Decrease) in Net Assets					(47,067)		149,256

Net Assets
Beginning of period									3,296,899		3,147,643
End of period (including undistributed net investment income as set forth below)									$3,249,832		$3,296,899
Undistributed (overdistributed) net investment income (loss)								$	(14,423)	$	(15,308)

	Class A	Class C	Class J	Class P(a)	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$49,094	$11,274	$17,305	$17,916	$291,472	$3,856	$718	$6,483	$6,557	$9,183	$2,331,040
Reinvested	7,155	1,281	2,954	416	57,510	484	55	840	849	1,518	25,841
Redeemed	(72,392)	(16,627)	(23,935)	(42,370)	(2,606,507)	(4,075)	(1,167)	(9,879)	(5,003)	(12,106)	(72,296)
Net Increase (Decrease)	$(16,143)	$(4,072)	$(3,676)	$ (24,038)	$(2,257,525)	$265	$(394)	$(2,556)	$2,403	$(1,405)	$ 2,284,585
Shares:
Sold	5,162	1,179	1,815	1,883	30,513	406	75	678	687	964	243,150
Reinvested	752	134	310	44	6,042	51	6	88	89	159	2,695
Redeemed	(7,626)	(1,738)	(2,514)	(4,423)	(271,840)	(427)	(123)	(1,035)	(524)	(1,268)	(7,552)
Net Increase (Decrease)	(1,712)	(425)	(389)	(2,496)	(235,285)	30	(42)	(269)	252	(145)	238,293
Year Ended October 31, 2016
Dollars:
Sold	$51,139	$14,902	$23,515	$19,473	$261,710	$4,290	$888	$6,233	$8,578	$13,025	$799
Reinvested	8,360	1,514	3,179	635	96,385	476	78	1,004	844	1,659	234
Redeemed	(55,569)	(15,273)	(19,938)	(17,240)	(284,632)	(1,531)	(740)	(8,584)	(5,938)	(11,592)	(1,007)
Net Increase (Decrease)	$3,930	$1,143	$6,756	$2,868	$73,463	$3,235	$226	$(1,347)	$3,484	$3,092	$26
Shares:
Sold	5,371	1,561	2,459	2,066	27,451	448	94	653	900	1,372	83
Reinvested	880	159	334	67	10,121	50	8	105	89	174	25
Redeemed	(5,857)	(1,600)	(2,096)	(1,801)	(29,932)	(161)	(77)	(901)	(620)	(1,229)	(107)
Net Increase (Decrease)	394	120	697	332	7,640	337	25	(143)	369	317	1

Distributions:
Year Ended October 31, 2017
From net investment income	$(7,546)	$(1,357)	$(2,989)	$(581)	$ (62,763)	$(484)	$(72)	$(840)	$(849)	$(1,518)	$ (25,841)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(7,546)	$(1,357)	$(2,989)	$(581)	$ (62,763)	$(484)	$(72)	$(840)	$(849)	$(1,518)	$ (25,841)
Year Ended October 31, 2016
From net investment income	$(8,776)	$(1,624)	$(3,221)	$(902)	$ (96,397)	$(476)	$(92)	$(1,004)	$(844)	$(1,659)	$(234)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(8,776)	$(1,624)	$(3,221)	$(902)	$ (96,397)	$(476)	$(92)	$(1,004)	$(844)	$(1,659)	$(234)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Inflation Protection Fund
										Year Ended		Year Ended
										October 31, 2017		October 31, 2016
Operations
Net investment income (loss)										$	28,360	$14,820
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											1,269	(18,748)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(39,744)	91,749
			Net Increase (Decrease) in Net Assets Resulting from Operations								(10,115)	87,821

Dividends and Distributions to Shareholders
From net investment income											(12,976)	(13,459)
							Total Dividends and Distributions				(12,976)	(13,459)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(222,835)	89,328
					Total Increase (Decrease) in Net Assets						(245,926)	163,690

Net Assets
Beginning of period											1,809,015	1,645,325
End of period (including undistributed net investment income as set forth below)											$1,563,089	$1,809,015
Undistributed (overdistributed) net investment income (loss)										$	23,083	$6,053

	Class A		Class C		Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$4,055		$806		$1,944	$ 309,365	$500	$302	$1,842	$760	$1,466
Reinvested	99		22		56	12,676	5	3	41	18	26
Redeemed	(6,093)		(1,319)		(2,215)	(542,131)	(483)	(148)	(1,548)	(1,026)	(1,858)
Net Increase (Decrease)	$(1,939	) $	(491	) $	(215)	$ (220,090)	$22	$157	$335	$(248)	$(366)
Shares:
Sold	482		100		234	36,192	61	37	222	91	174
Reinvested	12		3		7	1,505	1	–	5	2	3
Redeemed	(723)		(163)		(269)	(63,208)	(60)	(18)	(187)	(123)	(220)
Net Increase (Decrease)	(229)		(60)		(28)	(25,511)	2	19	40	(30)	(43)
Year Ended October 31, 2016
Dollars:
Sold	$2,568		$668		$1,845	$ 264,577	$440	$227	$1,445	$981	$1,152
Reinvested	86		18		48	13,197	4	4	34	16	33
Redeemed	(2,743)		(795)		(1,937)	(188,740)	(148)	(258)	(894)	(707)	(1,793)
Net Increase (Decrease)	$(89	) $	(109	) $	(44) $	89,034	$296	$(27)	$585	$290	$(608)
Shares:
Sold	303		83		223	31,189	54	28	174	119	138
Reinvested	11		2		6	1,607	–	–	5	2	4
Redeemed	(328)		(99)		(235)	(22,322)	(18)	(31)	(109)	(86)	(212)
Net Increase (Decrease)	(14)		(14)		(6)	10,474	36	(3)	70	35	(70)

Distributions:
Year Ended October 31, 2017
From net investment income	$(108	) $	(25	) $	(56) $	(12,693)	$(5)	$(4)	$(41)	$(18)	$(26)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–
Total Dividends and Distributions $	(108	) $	(25	) $	(56) $	(12,693)	$(5)	$(4)	$(41)	$(18)	$(26)
Year Ended October 31, 2016
From net investment income	$(93	) $	(20	) $	(48) $	(13,207)	$(4)	$(4)	$(34)	$(16)	$(33)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–
Total Dividends and Distributions $	(93	) $	(20	) $	(48) $	(13,207)	$(4)	$(4)	$(34)	$(16)	$(33)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														International Emerging Markets Fund
														Year Ended				Year Ended
														October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																$9,718				$9,153
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														104,991				(110,712)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														109,430				157,938
			Net Increase (Decrease) in Net Assets Resulting from Operations											224,139						56,379

Dividends and Distributions to Shareholders
From net investment income																(11,228)				(9,038)
								Total Dividends and Distributions								(11,228)				(9,038)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(219,907)				(248,074)
						Total Increase (Decrease) in Net Assets										(6,996)		(200,733)

Net Assets
Beginning of period														985,570				1,186,303
End of period (including undistributed net investment income as set forth below)														$978,574				$985,570
Undistributed (overdistributed) net investment income (loss)																$6,952				$7,931
	Class A		Class C	Class J		Class P(a)		Institutional		R-1		R-2	R	-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2017(b)
Dollars:
Sold	$21,898		$2,792	$21,153		$757		$ 103,929		$629		$1,052		$2,574		$4,489		$6,446		$ 549,733
Reinvested	658		–	1,000		16		9,164		11		21		79		84		180		–
Redeemed	(22,857)		(1,655)	(17,262)		(2,480)		(850,306)		(897)		(735)		(4,132)		(3,023)		(11,153)		(32,072)
Net Increase (Decrease)	$(301	) $	1,137	$4,891		$(1,707)		$ (737,213)		$(257	) $	338		$(1,479	) $	1,550		$(4,527)		$ 517,661
Shares:
Sold	882		117	862		32		4,386		26		42		104		188		259		21,506
Reinvested	31		–	49		1		437		1		1		4		4		8		–
Redeemed	(928)		(69)	(718)		(100)		(34,930)		(38)		(31)		(169)		(127)		(465)		(1,170)
Net Increase (Decrease)	(15)		48	193		(67)		(30,107)		(11)		12		(61)		65		(198)		20,336
Year Ended October 31, 2016
Dollars:
Sold	$6,259		$1,270	$7,233		$777		$ 170,269		$519		$1,045		$2,405		$2,142		$ 4,496		N/A
Reinvested	234		–	408		7		8,193		–		–		24		30		128		N/A
Redeemed	(12,316)		(1,914)	(15,174)		(643)		(404,982)		(905)		(1,680)		(3,610)		(3,237)		(9,052)		N/A
Net Increase (Decrease)	$(5,823	) $	(644)	$(7,533	) $	141		$ (226,520)		$(386	) $	(635)		$(1,181	) $	(1,065	) $	(4,428)		N/A
Shares:
Sold	298		65	357		38		8,563		24		52		119		103		220		N/A
Reinvested	12		–	21		–		408		–		–		1		2		6		N/A
Redeemed	(600)		(97)	(760)		(31)		(20,119)		(44)		(82)		(175)		(157)		(452)		N/A
Net Increase (Decrease)	(290)		(32)	(382)		7		(11,148)		(20)		(30)		(55)		(52)		(226)		N/A

Distributions:
Year Ended October 31, 2017(b)
From net investment income	$(668	) $	–	$(1,001	) $	(17	) $	(9,167	) $	(11	) $	(21)		$(79	) $	(84	) $	(180	) $	–
From net realized gain on
investments	–		–	–		–		–		–		–		–		–		–		–
Total Dividends and Distributions $	(668	) $	–	$(1,001	) $	(17	) $	(9,167	) $	(11	) $	(21)		$(79	) $	(84	) $	(180	) $	–
Year Ended October 31, 2016
From net investment income	$(237	) $	–	$(409	) $	(8	) $	(8,202	) $	– $		–		$(24	) $	(30	) $	(128)		N/A
From net realized gain on
investments	–		–	–		–		–		–		–		–		–		–		N/A
Total Dividends and Distributions $	(237	) $	–	$(409	) $	(8	) $	(8,202	) $	– $		–		$(24	) $	(30	) $	(128)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from November 22, 2016, date operations commenced, through October 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														International Fund I
													Year Ended		Year Ended
													October 31, 2017		October 31, 2016
Operations
Net investment income (loss)													$	4,725	$3,855
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														28,199	(17,930)
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														69,421	5,290
			Net Increase (Decrease) in Net Assets Resulting from Operations											102,345	(8,785)

Dividends and Distributions to Shareholders
From net investment income														(3,700)	(2,980)
								Total Dividends and Distributions						(3,700)	(2,980)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(35,354)	19,450
							Total Increase (Decrease) in Net Assets							63,291	7,685

Net Assets
Beginning of period														388,536	380,851
End of period (including undistributed net investment income as set forth below)														$451,827	$388,536
Undistributed (overdistributed) net investment income (loss)													$	4,316	$3,591
	Class A		Class P(a)		Institutional		R-1	R-2	R-3		R-4		R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2017(b)
Dollars:
Sold	$2,716		$5,588		$96,663		$389	$1,954	$1,293		$969		$1,882	$ 284,738
Reinvested	18		675		2,925		–	8	25		17		32	–
Redeemed	(1,151)		(81,472)		(337,493)		(1,081)	(1,200)	(2,338)		(1,164)		(1,440)	(7,907)
Net Increase (Decrease)	$1,583		$ (75,209)		$ (237,905)		$(692)	$762	$(1,020	) $	(178	) $	474	$276,831
Shares:
Sold	189		425		6,560		28	135	91		67		139	19,255
Reinvested	1		55		236		–	1	2		1		3	–
Redeemed	(83)		(5,819)		(22,906)		(78)	(83)	(161)		(85)		(103)	(502)
Net Increase (Decrease)	107		(5,339)		(16,110)		(50)	53	(68)		(17)		39	18,753
Year Ended October 31, 2016
Dollars:
Sold	$4,614		$43,727		$28,276		$432	$776	$1,809		$510		$ 2,663	N/A
Reinvested	53		462		2,395		–	–	10		13		46	N/A
Redeemed	(5,430)		(8,779)		(39,866)		(1,231)	(1,318)	(1,071)		(683)		(7,958)	N/A
Net Increase (Decrease)	$(763	) $	35,410		$(9,195	) $	(799)	$(542)	$748		$(160	) $	(5,249)	N/A
Shares:
Sold	345		3,420		2,214		34	61	142		40		206	N/A
Reinvested	4		35		180		–	–	1		1		4	N/A
Redeemed	(436)		(678)		(3,120)		(98)	(101)	(85)		(53)		(611)	N/A
Net Increase (Decrease)	(87)		2,777		(726)		(64)	(40)	58		(12)		(401)	N/A

Distributions:
Year Ended October 31, 2017(b)
From net investment income	$(18	) $	(675	) $	(2,925	) $	–	$(8)	$(25	) $	(17	) $	(32)	$–
From net realized gain on
investments	–		–		–		–	–	–		–		–	–
Total Dividends and Distributions $	(18	) $	(675	) $	(2,925	) $	–	$(8)	$(25	) $	(17	) $	(32)	$–
Year Ended October 31, 2016
From net investment income	$(54	) $	(462	) $	(2,395	) $	–	$–	$(10	) $	(13	) $	(46)	N/A
From net realized gain on
investments	–		–		–		–	–	–		–		–	N/A
Total Dividends and Distributions $	(54	) $	(462	) $	(2,395	) $	–	$–	$(10	) $	(13	) $	(46)	N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from November 22, 2016, date operations commenced, through October 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands															LargeCap Growth Fund
															Year Ended				Year Ended
															October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																	$3,759			$8,768
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements															366,773					296,482
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																	(3,106)			(418,694)
			Net Increase (Decrease) in Net Assets Resulting from Operations												367,426					(113,444)

Dividends and Distributions to Shareholders
From net investment income																	(8,491)			(6,377)
From net realized gain on investments															(237,379)					(279,032)
									Total Dividends and Distributions						(245,870)					(285,409)

Capital Share Transactions
Net increase (decrease) in capital share transactions															(946,811)					(501,378)
							Total Increase (Decrease) in Net Assets								(825,255)					(900,231)

Net Assets
Beginning of period															2,042,267					2,942,498
End of period (including undistributed net investment income as set forth below)															$1,217,012					$2,042,267
Undistributed (overdistributed) net investment income (loss)																	$(168)			$6,061

Class A			Class C		Class J		Class P(a)		Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$12,747		$1,985		$10,308		$3,377		$50,288		$495		$343		$1,897		$3,267		$6,147
Reinvested	42,690		1,924		8,107		955		181,107		587		215		1,702		1,173		6,519
Redeemed	(48,268)		(4,960)		(11,826)		(13,560)		(1,164,903)		(1,290)		(1,279)		(8,045)		(5,052)		(23,461)
Net Increase (Decrease)	$7,169		$(1,051	) $	6,589		$(9,228)		$ (933,508)		$(208	) $	(721	) $	(4,446	) $	(612)		$ (10,795)
Shares:
Sold	1,387		247		1,193		363		5,140		57		40		191		322		632
Reinvested	5,212		265		1,060		112		20,995		76		27		193		133		749
Redeemed	(5,314)		(619)		(1,386)		(1,391)		(121,693)		(157)		(142)		(831)		(529)		(2,404)
Net Increase (Decrease)	1,285		(107)		867		(916)		(95,558)		(24)		(75)		(447)		(74)		(1,023)
Year Ended October 31, 2016
Dollars:
Sold	$12,632		$3,627		$7,835		$1,620		$86,796		$422		$648		$2,033		$2,497		$6,012
Reinvested	36,599		1,760		7,268		1,011		227,564		591		333		1,757		1,382		5,952
Redeemed	(47,995)		(6,019)		(16,892)		(3,740)		(799,894)		(1,585)		(3,722)		(5,808)		(6,535)		(17,527)
Net Increase (Decrease)	$1,236		$(632	) $	(1,789	) $	(1,109)		$ (485,534)		$(572	) $	(2,741	) $	(2,018	) $	(2,656	) $	(5,563)
Shares:
Sold	1,307		406		864		161		8,721		46		67		199		240		576
Reinvested	3,712		196		783		99		22,099		63		35		167		132		574
Redeemed	(5,013)		(694)		(1,888)		(377)		(80,950)		(176)		(378)		(565)		(641)		(1,697)
Net Increase (Decrease)	6		(92)		(241)		(117)		(50,130)		(67)		(276)		(199)		(269)		(547)

Distributions:
Year Ended October 31, 2017
From net investment income	$(353	) $	– $		(187	) $	(27	) $	(7,754)	$	– $		– $		– $		(12	) $	(158)
From net realized gain on
investments	(42,852)		(2,146)		(7,935)		(1,036)		(173,366)		(587)		(233)		(1,702)		(1,161)		(6,361)
Total Dividends and Distributions	$ (43,205)		$(2,146	) $	(8,122	) $	(1,063)		$ (181,120)		$(587	) $	(233	) $	(1,702	) $	(1,173	) $	(6,519)
Year Ended October 31, 2016
From net investment income $	– $		– $		– $		(12	) $	(6,359)	$	– $		– $		– $		– $		(6)
From net realized gain on
investments	(37,050)		(2,057)		(7,273)		(1,114)		(221,506)		(591)		(356)		(1,757)		(1,382)		(5,946)
Total Dividends and Distributions	$ (37,050)		$(2,057	) $	(7,273	) $	(1,126)		$ (227,865)		$(591	) $	(356	) $	(1,757	) $	(1,382	) $	(5,952)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												LargeCap Growth Fund I
												Year Ended		Year Ended
												October 31, 2017		October 31, 2016
Operations
Net investment income (loss)													$10,765		$7,527
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													874,497		334,513
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													1,048,083		(317,388)
		Net Increase (Decrease) in Net Assets Resulting from Operations											1,933,345		24,652

Dividends and Distributions to Shareholders
From net investment income													(5,087)		(3,979)
From net realized gain on investments													(292,430)		(816,477)
						Total Dividends and Distributions							(297,517)		(820,456)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(882,928)		513,498
				Total Increase (Decrease) in Net Assets									752,900		(282,306)

Net Assets
Beginning of period													7,057,982		7,340,288
End of period (including undistributed net investment income as set forth below)													$7,810,882		$7,057,982
Undistributed (overdistributed) net investment income (loss)													$10,392		$4,787
	Class A	Class J	Class P(a)	Institutional		R-1		R-2		R-3		R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$10,876	$19,751	$1,483	$561,391		$1,376		$1,593		$11,707		$12,605	$31,680	$ 5,081,047
Reinvested	640	5,528	54	269,194		301		620		5,313		3,420	11,828	300
Redeemed	(15,351)	(19,997)	(2,873)	(6,147,399)		(2,416)		(6,983)		(42,327)		(22,690)	(67,317)	(586,282)
Net Increase (Decrease)	$(3,835)	$5,282	$(1,336)	$(5,316,814)		$(739	) $	(4,770)		$ (25,307)		$(6,665)	$ (23,809)	$ 4,495,065
Shares:
Sold	851	1,774	113	44,705		121		144		970		1,041	2,485	370,241
Reinvested	56	558	5	22,913		29		61		489		311	1,040	26
Redeemed	(1,191)	(1,842)	(212)	(456,856)		(213)		(636)		(3,473)		(1,849)	(5,337)	(41,820)
Net Increase (Decrease)	(284)	490	(94)	(389,238)		(63)		(431)		(2,014)		(497)	(1,812)	328,447
Year Ended October 31, 2016
Dollars:
Sold	$17,688	$17,522	$199	$648,045		$1,156		$2,143		$10,233		$13,483	$33,920	$3,099
Reinvested	1,761	16,079	145	735,012		965		1,934		17,360		10,727	36,158	171
Redeemed	(9,740)	(29,701)	(369)	(847,019)		(2,435)		(5,031)		(45,039)		(33,466)	(80,205)	(1,297)
Net Increase (Decrease)	$9,709	$3,900	$(25) $	536,038		$(314	) $	(954)		$ (17,446)		$(9,256)	$ (10,127)	$1,973
Shares:
Sold	1,507	1,689	17	54,867		111		209		933		1,219	2,922	269
Reinvested	150	1,581	12	61,459		90		186		1,558		952	3,117	14
Redeemed	(847)	(2,969)	(31)	(71,398)		(232)		(490)		(4,043)		(2,997)	(7,010)	(109)
Net Increase (Decrease)	810	301	(2)	44,928		(31)		(95)		(1,552)		(826)	(971)	174

Distributions:
Year Ended October 31, 2017
From net investment income	$–	$–	$–	$(5,081)	$	– $		– $		– $		–	$ – $	(6)
From net realized gain on
investments	(930)	(5,528)	(55)	(264,113)		(301)		(648)		(5,313)		(3,420)	(11,828)	(294)
Total Dividends and Distributions $	(930)	$(5,528)	$(55) $	(269,194)		$(301	) $	(648	) $	(5,313	) $	(3,420)	$ (11,828)	$(300)
Year Ended October 31, 2016
From net investment income	$–	$–	$–	$(3,978)	$	– $		– $		– $		–	$ – $	(1)
From net realized gain on
investments	(1,819)	(16,081)	(146)	(731,041)		(965)		(2,010)		(17,360)		(10,727)	(36,158)	(170)
Total Dividends and Distributions $	(1,819)	$ (16,081)	$(146)	$ (735,019)		$(965	) $	(2,010)		$ (17,360)		$ (10,727)	$ (36,158)	$(171)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap S&P 500 Index Fund
											Year Ended			Year Ended
											October 31, 2017			October 31, 2016
Operations
Net investment income (loss)													$92,818	$93,028
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											323,818			88,344
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											680,271			22,907
		Net Increase (Decrease) in Net Assets Resulting from Operations									1,096,907			204,279

Dividends and Distributions to Shareholders
From net investment income													(94,362)	(83,122)
From net realized gain on investments													(64,057)	(38,990)
					Total Dividends and Distributions						(158,419)			(122,112)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(394,530)			(54,722)
				Total Increase (Decrease) in Net Assets							543,958			27,445

Net Assets
Beginning of period											4,949,807			4,922,362
End of period (including undistributed net investment income as set forth below)											$5,493,765			$4,949,807
Undistributed (overdistributed) net investment income (loss)													$71,408	$71,909

	Class A	Class C	Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$62,792	$13,513	$71,832	$543,172	$4,177		$5,769		$38,998		$43,505		$53,025
Reinvested	8,656	954	16,708	107,144	439		765		5,284		5,541		12,597
Redeemed	(64,326)	(7,831)	(83,840)	(933,910)	(7,003)		(11,214)		(53,515)		(78,524)		(149,238)
Net Increase (Decrease)	$7,122	$6,636	$4,700	$(283,594)	$(2,387	) $	(4,680	) $	(9,233)		$ (29,478)		$ (83,616)
Shares:
Sold	3,847	844	4,457	32,576	254		351		2,358		2,640		3,221
Reinvested	551	62	1,074	6,828	28		48		336		352		792
Redeemed	(3,883)	(483)	(5,137)	(56,717)	(420)		(669)		(3,255)		(4,723)		(8,909)
Net Increase (Decrease)	515	423	394	(17,313)	(138)		(270)		(561)		(1,731)		(4,896)
Year Ended October 31, 2016
Dollars:
Sold	$62,244	$15,677	$64,514	$454,080	$3,825		$7,981		$37,527		$45,333		$86,535
Reinvested	6,011	573	12,130	84,428	373		577		4,258		4,834		8,736
Redeemed	(52,292)	(7,889)	(72,682)	(580,138)	(7,190)		(9,776)		(67,849)		(81,810)		(74,732)
Net Increase (Decrease)	$15,963	$8,361	$3,962	$(41,630)	$(2,992	) $	(1,218)		$ (26,064)		$ (31,643)		$20,539
Shares:
Sold	4,249	1,098	4,482	31,365	265		548		2,595		3,133		5,985
Reinvested	423	41	862	5,953	27		41		299		339		608
Redeemed	(3,613)	(558)	(5,059)	(39,869)	(499)		(662)		(4,659)		(5,692)		(5,077)
Net Increase (Decrease)	1,059	581	285	(2,551)	(207)		(73)		(1,765)		(2,220)		1,516

Distributions:
Year Ended October 31, 2017
From net investment income	$(5,082)	$(433)	$(9,731)	$ (65,361)	$(202	) $	(374	) $	(2,785	) $	(3,106	) $	(7,288)
From net realized gain on
investments	(3,821)	(568)	(6,992)	(41,783)	(237)		(391)		(2,499)		(2,457)		(5,309)
Total Dividends and Distributions $	(8,903)	$(1,001)	$ (16,723)	$ (107,144)	$(439	) $	(765	) $	(5,284	) $	(5,563)		$ (12,597)
Year Ended October 31, 2016
From net investment income	$(4,026)	$(312)	$(8,010)	$ (58,778)	$(205	) $	(325	) $	(2,581	) $	(3,112	) $	(5,773)
From net realized gain on
investments	(2,126)	(297)	(4,131)	(25,654)	(168)		(252)		(1,677)		(1,722)		(2,963)
Total Dividends and Distributions $	(6,152)	$(609)	$ (12,141)	$ (84,432)	$(373	) $	(577	) $	(4,258	) $	(4,834	) $	(8,736)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap Value Fund
										Year Ended			Year Ended
										October 31, 2017			October 31, 2016
Operations
Net investment income (loss)										$	36,833			$47,585
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											245,268			56,849
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											117,633			(132,928)
			Net Increase (Decrease) in Net Assets Resulting from Operations								399,734			(28,494)

Dividends and Distributions to Shareholders
From net investment income												(49,601)		(50,071)
From net realized gain on investments												(48,083)		(171,070)
							Total Dividends and Distributions					(97,684)		(221,141)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(926,701)			110,174
						Total Increase (Decrease) in Net Assets					(624,651)			(139,461)

Net Assets
Beginning of period											2,343,175			2,482,636
End of period (including undistributed net investment income as set forth below)											$1,718,524			$2,343,175
Undistributed (overdistributed) net investment income (loss)										$	26,414			$39,182

	Class A		Class C	Class J		Class P(a)	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$4,935		$1,150	$4,908		$191	$70,602	$162	$479	$720	$551		$867
Reinvested	7,707		229	2,838		12	86,153	51	38	168	62		182
Redeemed	(25,510)		(1,272)	(11,421)		(467)	(1,064,614)	(529)	(823)	(1,236)		(1,174)	(1,660)
Net Increase (Decrease)	$(12,868)		$107	$(3,675)		$(264) )	$ (907,859	$(316)	$(306)	$(348)	$(561)		$(611)
Shares:
Sold	399		97	408		15	5,786	13	39	59	47		71
Reinvested	634		19	238		1	7,107	4	3	14	5		15
Redeemed	(2,065)		(105)	(951)		(38)	(85,871)	(43)	(66)	(101)		(97)	(132)
Net Increase (Decrease)	(1,032)		11	(305)		(22)	(72,978)	(26)	(24)	(28)		(45)	(46)
Year Ended October 31, 2016
Dollars:
Sold	$6,358		$988	$4,978		$180	$ 270,191	$569	$803	$1,008	$612		$1,499
Reinvested	16,673		558	6,030		22	196,130	112	76	327	191		522
Redeemed	(24,388)		(2,044)	(11,532)		(211)	(351,572)	(568)	(492)	(1,043)		(1,258)	(4,545)
Net Increase (Decrease)	$(1,357	) $	(498)	$(524	) $	(9) $	114,749	$113	$387	$292	$(455)		$(2,524)
Shares:
Sold	557		86	444		16	23,847	52	71	88	53		128
Reinvested	1,433		49	528		2	16,875	10	7	28	17		45
Redeemed	(2,109)		(182)	(1,024)		(18)	(30,516)	(51)	(42)	(92)		(110)	(384)
Net Increase (Decrease)	(119)		(47)	(52)		–	10,206	11	36	24		(40)	(211)

Distributions:
Year Ended October 31, 2017
From net investment income	$(3,644	) $	(81)	$(1,370	) $	(6) $	(44,246)	$(20)	$(40)	$(76)	$(29	) $	(89)
From net realized gain on
investments	(4,238)		(156)	(1,473)		(6)	(41,907)	(31)	(54)	(92)		(33)	(93)
Total Dividends and Distributions $	(7,882	) $	(237)	$(2,843	) $	(12) $	(86,153)	$(51)	$(94)	$(168)	$(62	) $	(182)
Year Ended October 31, 2016
From net investment income	$(3,253	) $	(59)	$(1,198	) $	(5) $	(45,316)	$(16)	$(23)	$(58)	$(37	) $	(106)
From net realized gain on
investments	(13,810)		(520)	(4,836)		(17)	(150,814)	(96)	(138)	(269)		(154)	(416)
Total Dividends and Distributions	$ (17,063)		$(579)	$(6,034	) $	(22) $	(196,130)	$(112)	$(161)	$(327)	$(191	) $	(522)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands																	MidCap Fund
															Year Ended				Year Ended
															October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																	$15,092				$41,620
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																	673,233		286,978
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies															2,437,885				123,231
			Net Increase (Decrease) in Net Assets Resulting from Operations												3,126,210				451,829

Dividends and Distributions to Shareholders
From net investment income															(39,353)						(8,962)
From net realized gain on investments															(248,481)				(639,107)
									Total Dividends and Distributions						(287,834)				(648,069)

Capital Share Transactions
Net increase (decrease) in capital share transactions															905,985				544,438
							Total Increase (Decrease) in Net Assets								3,744,361				348,198

Net Assets
Beginning of period															11,500,759				11,152,561
End of period (including undistributed net investment income as set forth below)															$15,245,120				$11,500,759
Undistributed (overdistributed) net investment income (loss)																	$50,969				$44,515
	Class A		Class C		Class J		Class P(a)		Institutional		R-1		R-2		R-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$245,602		$12,121		$3,322		$ 1,507,351		$ 7,129,289		$11,916		$4,218		$21,450		$27,601		$96,506		$ 906,879
Reinvested	44,277		5,743		6,545		62,455		106,219		1,540		533		2,655		3,088		7,197		–
Redeemed	(1,094,452)		(87,703)		(27,567)		(4,822,804)		(2,828,030)		(9,439)		(10,547)		(51,335)		(77,810)		(100,201)		(190,634)
Net Increase (Decrease)	$(804,573)		$ (69,839)		$ (17,700)		$(3,252,998)		$ 4,407,478		$4,017		$(5,796)		$ (27,230)		$ (47,121)		$3,502		$ 716,245
Shares:
Sold	10,354		557		143		63,334		283,492		526		182		905		1,129		3,933		35,793
Reinvested	1,969		277		302		2,735		4,638		73		25		120		135		317		–
Redeemed	(44,806)		(3,975)		(1,185)		(192,836)		(113,997)		(420)		(462)		(2,164)		(3,171)		(4,157)		(7,187)
Net Increase (Decrease)	(32,483)		(3,141)		(740)		(126,767)		174,133		179		(255)		(1,139)		(1,907)		93		28,606
Year Ended October 31, 2016
Dollars:
Sold	$555,502		$17,595		$2,473		$ 1,254,177		$ 1,484,195		$12,657		$7,537		$23,428		$36,625		$75,620		N/A
Reinvested	107,141		17,054		16,554		121,589		231,889		3,695		1,750		8,705		8,522		18,381		N/A
Redeemed	(516,465)		(60,187)		(30,957)		(1,010,311)		(1,607,133)		(6,878)		(13,827)		(55,445)		(51,584)		(107,864)		N/A
Net Increase (Decrease)	$146,178		$ (25,538)		$ (11,930)		$365,455		$108,951		$9,474		$(4,540)		$ (23,312)		$(6,437)		$ (13,863)		N/A
Shares:
Sold	25,906		907		121		58,898		69,929		641		377		1,137		1,735		3,675		N/A
Reinvested	5,265		903		845		5,892		11,205		192		90		435		413		898		N/A
Redeemed	(24,661)		(3,092)		(1,541)		(47,971)		(75,654)		(349)		(707)		(2,709)		(2,418)		(5,256)		N/A
Net Increase (Decrease)	6,510		(1,282)		(575)		16,819		5,480		484		(240)		(1,137)		(270)		(683)		N/A

Distributions:
Year Ended October 31, 2017
From net investment income	$(2,872	) $	– $		(790	) $	(12,031	) $	(22,762	) $	–	$	– $		– $		(142	) $	(756	) $	–
From net realized gain on
investments	(44,621)		(6,960)		(5,763)		(62,069)		(114,864)		(1,540)		(622)		(2,655)		(2,946)		(6,441)		–
Total Dividends and Distributions	$ (47,493)		$(6,960	) $	(6,553	) $	(74,100)		$ (137,626)		$(1,540)		$(622	) $	(2,655	) $	(3,088	) $	(7,197	) $	–
Year Ended October 31, 2016
From net investment income	$ –	$	– $		– $		(2,468	) $	(6,494	) $	–	$	– $		– $		– $		–		N/A
From net realized gain on
investments	(115,062)		(21,364)		(16,573)		(142,666)		(302,093)		(3,698)		(2,039)		(8,705)		(8,522)		(18,385)		N/A
Total Dividends and Distributions	$ (115,062)		$ (21,364)		$ (16,573)		$ (145,134)		$ (308,587)		$(3,698)		$(2,039	) $	(8,705	) $	(8,522)		$ (18,385)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														MidCap Value Fund III
														Year Ended				Year Ended
														October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																$17,771			$18,616
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														142,439					8,744
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														107,338					(18,560)
			Net Increase (Decrease) in Net Assets Resulting from Operations											267,548					8,800

Dividends and Distributions to Shareholders
From net investment income																(19,450)			(12,555)
From net realized gain on investments																(5,583)			(25,650)
								Total Dividends and Distributions								(25,033)			(38,205)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(102,702)					186,357
							Total Increase (Decrease) in Net Assets							139,813					156,952

Net Assets
Beginning of period														1,209,443					1,052,491
End of period (including undistributed net investment income as set forth below)														$1,349,256					$1,209,443
Undistributed (overdistributed) net investment income (loss)																$12,094			$14,772
	Class A		Class J		Class P(a)		Institutional	R-1		R-2		R-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$11,049		$4,621		$563		$ 222,459	$238		$591		$3,869		$6,741		$3,150		$1,044,810
Reinvested	209		1,655		13		21,954	9		24		230		351		508		62
Redeemed	(4,886)		(12,430)		(1,364)		(1,272,812)	(687)		(721)		(11,313)		(9,050)		(12,383)		(100,162)
Net Increase (Decrease)	$6,372		$(6,154	) $	(788)		$(1,028,399)	$(440	) $	(106	) $	(7,214	) $	(1,958	) $	(8,725)		$ 944,710
Shares:
Sold	538		241		28		11,238	11		30		199		350		163		49,576
Reinvested	11		87		–		1,095	1		1		12		19		26		3
Redeemed	(238)		(640)		(65)		(60,967)	(35)		(36)		(579)		(466)		(629)		(4,634)
Net Increase (Decrease)	311		(312)		(37)		(48,634)	(23)		(5)		(368)		(97)		(440)		44,945
Year Ended October 31, 2016
Dollars:
Sold	$7,210		$3,455		$612		$ 294,563	$457		$591		$7,948		$7,256		$7,725		$309
Reinvested	431		3,598		12		31,706	48		69		532		640		986		137
Redeemed	(4,204)		(13,248)		(104)		(143,886)	(951)		(835)		(5,819)		(5,134)		(7,070)		(677)
Net Increase (Decrease)	$3,437		$(6,195	) $	520		$ 182,383	$(446	) $	(175	) $	2,661		$2,762		$1,641		$(231)
Shares:
Sold	399		203		34		16,230	28		35		463		426		448		17
Reinvested	24		213		1		1,771	3		4		31		38		58		8
Redeemed	(236)		(773)		(6)		(7,919)	(56)		(48)		(339)		(301)		(409)		(37)
Net Increase (Decrease)	187		(357)		29		10,082	(25)		(9)		155		163		97		(12)

Distributions:
Year Ended October 31, 2017
From net investment income	$(144	) $	(1,240	) $	(10	) $	(17,187)	$(5	) $	(15	) $	(160	) $	(259	) $	(382	) $	(48)
From net realized gain on
investments	(66)		(416)		(3)		(4,783)	(4)		(9)		(70)		(92)		(126)		(14)
Total Dividends and Distributions $	(210	) $	(1,656	) $	(13	) $	(21,970)	$(9	) $	(24	) $	(230	) $	(351	) $	(508	) $	(62)
Year Ended October 31, 2016
From net investment income	$(117	) $	(993	) $	(8	) $	(10,768)	$(9	) $	(14	) $	(132	) $	(177	) $	(291	) $	(46)
From net realized gain on
investments	(324)		(2,607)		(4)		(20,972)	(39)		(55)		(400)		(463)		(695)		(91)
Total Dividends and Distributions $	(441	) $	(3,600	) $	(12	) $	(31,740)	$(48	) $	(69	) $	(532	) $	(640	) $	(986	) $	(137)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Money Market Fund
					Year Ended	Year Ended
					October 31, 2017	October 31, 2016
Operations
Net investment income (loss)					$3,277	$93
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					31	54
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					–	–
		Net Increase (Decrease) in Net Assets Resulting from Operations			3,308	147

Dividends and Distributions to Shareholders
From net investment income					(3,362)	(93)
From tax return of capital					(240)	–
				Total Dividends and Distributions	(3,602)	(93)

Capital Share Transactions
Net increase (decrease) in capital share transactions					(235,882)	(260,437)
				Total Increase (Decrease) in Net Assets	(236,176)	(260,383)

Net Assets
Beginning of period					739,832	1,000,215
End of period (including undistributed net investment income as set forth below)					$503,656	$739,832
Undistributed (overdistributed) net investment income (loss)					$–	$54

	Class A	Class C	Class J	Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$413,473	$12,397	$117,893	$382
Reinvested	2,293	59	1,194	–
Redeemed	(621,962)	(17,431)	(144,150)	(30)
Net Increase (Decrease)	$(206,196)	$(4,975)	$ (25,063)	$352
Shares:
Sold	413,473	12,397	117,893	382
Reinvested	2,293	59	1,194	–
Redeemed	(621,962)	(17,431)	(144,150)	(30)
Net Increase (Decrease)	(206,196)	(4,975)	(25,063)	352
Year Ended October 31, 2016
Dollars:
Sold	$484,427	$29,020	$152,393	$139,814
Reinvested	–	–	–	82
Redeemed	(498,910)	(29,056)	(138,315)	(399,892)
Net Increase (Decrease)	$(14,483)	$(36)	$14,078	$(259,996)
Shares:
Sold	484,425	29,021	152,393	139,814
Reinvested	–	–	–	82
Redeemed	(498,910)	(29,056)	(138,314)	(399,892)
Net Increase (Decrease)	(14,485)	(35)	14,079	(259,996)

Distributions:
Year Ended October 31, 2017
From net investment income	$(2,167)	$(65)	$(1,130)	$–
From net realized gain on
investments	–	–	–	–
From tax return of capital	(154)	(5)	(81)	–
Total Dividends and Distributions $	(2,321)	$(70)	$(1,211)	$–
Year Ended October 31, 2016
From net investment income	$–	$–	$–	$(93)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$(93)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal Capital Appreciation Fund
													Year Ended			Year Ended
													October 31, 2017			October 31, 2016
Operations
Net investment income (loss)															$28,030	$33,366
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													172,192			244,368
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													311,227			(225,461)
			Net Increase (Decrease) in Net Assets Resulting from Operations										511,449			52,273

Dividends and Distributions to Shareholders
From net investment income															(31,633)	(35,363)
From net realized gain on investments													(213,873)			(103,144)
							Total Dividends and Distributions						(245,506)			(138,507)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(222,037)			(90,663)
						Total Increase (Decrease) in Net Assets									43,906	(176,897)

Net Assets
Beginning of period													2,460,612			2,637,509
End of period (including undistributed net investment income as set forth below)													$2,504,518			$2,460,612
Undistributed (overdistributed) net investment income (loss)															$21,317	$25,727
	Class A		Class C		Class P(a)	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$42,086		$8,496		$7,856	$89,689	$332		$1,019		$2,736		$3,704		$5,662
Reinvested	84,453		5,237		2,859	140,512	261		261		2,925		1,965		4,745
Redeemed	(137,506)		(11,995)		(41,460)	(390,677)	(1,248)		(1,273)		(14,134)		(6,414)		(22,128)
Net Increase (Decrease)	$(10,967	) $	1,738		$ (30,745)	$ (160,476)	$(655	) $	7		$(8,473	) $	(745)		$ (11,721)
Shares:
Sold	715		181		134	1,483	6		17		46		62		94
Reinvested	1,507		118		50	2,463	4		5		52		35		84
Redeemed	(2,328)		(254)		(691)	(6,614)	(21)		(21)		(238)		(109)		(365)
Net Increase (Decrease)	(106)		45		(507)	(2,668)	(11)		1		(140)		(12)		(187)
Year Ended October 31, 2016
Dollars:
Sold	$43,915		$8,202		$6,436	$65,583	$370		$1,246		$3,629		$2,524		$6,842
Reinvested	46,595		2,636		1,730	80,281	209		172		1,718		1,153		2,870
Redeemed	(115,065)		(10,385)		(11,269)	(199,337)	(1,782)		(1,700)		(9,494)		(5,120)		(12,622)
Net Increase (Decrease)	$(24,555	) $	453		$(3,103)	$ (53,473)	$(1,203	) $	(282	) $	(4,147	) $	(1,443	) $	(2,910)
Shares:
Sold	784		179		113	1,146	7		22		64		44		118
Reinvested	832		58		30	1,412	4		3		31		21		51
Redeemed	(2,032)		(227)		(197)	(3,460)	(32)		(30)		(167)		(90)		(224)
Net Increase (Decrease)	(416)		10		(54)	(902)	(21)		(5)		(72)		(25)		(55)

Distributions:
Year Ended October 31, 2017
From net investment income	$(9,582	) $	(297	) $	(405)	$ (20,243)	$(12	) $	(24	) $	(272	) $	(217	) $	(581)
From net realized gain on
investments	(76,749)		(5,077)		(2,671)	(120,269)	(249)		(293)		(2,653)		(1,748)		(4,164)
Total Dividends and Distributions	$ (86,331)		$(5,374	) $	(3,076)	$ (140,512)	$(261	) $	(317	) $	(2,925	) $	(1,965	) $	(4,745)
Year Ended October 31, 2016
From net investment income	$(10,765	) $	(367	) $	(471)	$ (22,362)	$(37	) $	(34	) $	(351	) $	(259	) $	(717)
From net realized gain on
investments	(36,737)		(2,362)		(1,330)	(57,981)	(172)		(148)		(1,367)		(894)		(2,153)
Total Dividends and Distributions	$ (47,502)		$(2,729	) $	(1,801)	$ (80,343)	$(209	) $	(182	) $	(1,718	) $	(1,153	) $	(2,870)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended			Year Ended
								October 31, 2017			October 31, 2016
Operations
Net investment income (loss)									$46,799		$	35,672
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									84,413			94,268
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									151,051			(15,113)
		Net Increase (Decrease) in Net Assets Resulting from Operations							282,263			114,827

Dividends and Distributions to Shareholders
From net investment income									(49,616)			(39,649)
From net realized gain on investments									(87,154)			(131,482)
				Total Dividends and Distributions				(136,770)				(171,131)

Capital Share Transactions
Net increase (decrease) in capital share transactions									663,109			596,107
				Total Increase (Decrease) in Net Assets					808,602			539,803

Net Assets
Beginning of period								2,910,089				2,370,286
End of period (including undistributed net investment income as set forth below)								$3,718,691				$2,910,089
Undistributed (overdistributed) net investment income (loss)									$11,516		$	–

	Class A	Class C	Class J	Class P(a)	Institutional	R-1	R-2	R-3	R-4		R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2017(b)
Dollars:
Sold	$88,972	$10,251	$9,249	$73,274	$ 1,559,722	$1,050	$7,859	$9,556	$14,198		$24,100	$1,373,976
Reinvested	10,570	1,434	7,092	3,649	84,008	241	461	2,193	2,646		6,703	4,742
Redeemed	(184,158)	(15,576)	(41,468)	(206,451)	(1,888,488)	(4,527)	(8,656)	(27,405)		(33,436)	(48,851)	(173,821)
Net Increase (Decrease)	$(84,616)	$(3,891)	$ (25,127)	$ (129,528)	$ (244,758)	$(3,236)	$(336)	$ (15,656)	$ (16,592)		$(18,048)	$ 1,204,897
Shares:
Sold	3,881	454	416	3,220	68,382	46	360	426	640		1,087	58,497
Reinvested	467	64	322	161	3,702	11	21	99	121		305	199
Redeemed	(8,006)	(690)	(1,868)	(8,938)	(80,999)	(202)	(394)	(1,219)		(1,503)	(2,210)	(7,341)
Net Increase (Decrease)	(3,658)	(172)	(1,130)	(5,557)	(8,915)	(145)	(13)	(694)		(742)	(818)	51,355
Year Ended October 31, 2016
Dollars:
Sold	$164,156	$18,844	$33,553	$89,142	$ 689,683	$4,333	$11,408	$22,315	$26,749		$ 67,043	N/A
Reinvested	18,272	2,492	12,615	5,094	91,878	445	884	4,408	6,214		10,640	N/A
Redeemed	(93,555)	(9,783)	(30,669)	(37,937)	(378,312)	(2,832)	(9,205)	(25,603)		(51,145)	(45,020)	N/A
Net Increase (Decrease)	$88,873	$11,553	$15,499	$56,299	$ 403,249	$1,946	$3,087	$1,120	$(18,182	) $	32,663	N/A
Shares:
Sold	7,019	819	1,471	3,830	29,765	189	516	981	1,178		2,987	N/A
Reinvested	814	113	576	225	4,074	20	41	201	287		487	N/A
Redeemed	(4,046)	(431)	(1,362)	(1,653)	(16,440)	(125)	(415)	(1,123)		(2,344)	(2,021)	N/A
Net Increase (Decrease)	3,787	501	685	2,402	17,399	84	142	59		(879)	1,453	N/A

Distributions:
Year Ended October 31, 2017(b)
From net investment income	$(3,443)	$(166)	$(2,219)	$(1,188)	$ (34,163)	$(40)	$(177)	$(553)	$(769	) $	(2,156)	$(4,742)
From net realized gain on
investments	(9,411)	(1,355)	(4,882)	(2,974)	(59,732)	(201)	(531)	(1,640)		(1,877)	(4,551)	–
Total Dividends and Distributions	$ (12,854)	$(1,521)	$(7,101)	$(4,162)	$ (93,895)	$(241)	$(708)	$(2,193)	$(2,646	) $	(6,707)	$(4,742)
Year Ended October 31, 2016
From net investment income	$(4,030)	$(276)	$(2,659)	$(1,494)	$ (26,681)	$(65)	$(194)	$(772)	$(1,015	) $	(2,463)	N/A
From net realized gain on
investments	(16,174)	(2,380)	(9,967)	(4,121)	(80,441)	(380)	(1,005)	(3,636)		(5,199)	(8,179)	N/A
Total Dividends and Distributions	$ (20,204)	$(2,656)	$ (12,626)	$(5,615)	$ (107,122)	$(445)	$(1,199)	$(4,408)	$(6,214)	$ (10,642)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from November 22, 2016, date operations commenced, through October 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Short-Term Income Fund
									Year Ended		Year Ended
									October 31, 2017		October 31, 2016
Operations
Net investment income (loss)									$	74,723			$52,795
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										2,252			4,016
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(4,486)			11,973
		Net Increase (Decrease) in Net Assets Resulting from Operations								72,489			68,784

Dividends and Distributions to Shareholders
From net investment income										(74,281)			(56,092)
From net realized gain on investments										–			(93)
						Total Dividends and Distributions				(74,281)			(56,185)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,113,818	275,302
					Total Increase (Decrease) in Net Assets					1,112,026	287,901

Net Assets
Beginning of period										3,102,942	2,815,041
End of period (including undistributed net investment income as set forth below)										$4,214,968	$3,102,942
Undistributed (overdistributed) net investment income (loss)									$	910			$467

	Class A	Class C	Class J	Class P(a)		Class T	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017(b)
Dollars:
Sold	$164,697	$20,722	$31,043	$90,703		$10	$1,925,450	$539	$432	$21,146	$3,637		$3,609
Reinvested	5,281	622	2,446	1,065		–	61,808	9	26	200	200		169
Redeemed	(184,023)	(30,628)	(37,640)		(226,275)	–	(697,209)	(1,378)	(381)	(28,805)	(7,826)		(5,831)
Net Increase (Decrease)	$(14,045)	$(9,284)	$(4,151)	$ (134,507)		$10	$1,290,049	$(830)	$77	$(7,459)	$(3,989	) $	(2,053)
Shares:
Sold	13,523	1,699	2,548	7,451		1	158,205	43	35	1,739	298		296
Reinvested	433	51	201	87		–	5,070	1	2	16	17		14
Redeemed	(15,102)	(2,512)	(3,091)		(18,551)	–	(57,234)	(113)	(31)	(2,366)	(642)		(479)
Net Increase (Decrease)	(1,146)	(762)	(342)		(11,013)	1	106,041	(69)	6	(611)	(327)		(169)
Year Ended October 31, 2016
Dollars:
Sold	$190,850	$30,913	$48,815	$135,426		N/A	$596,548	$417	$1,285	$23,623	$3,336		$5,256
Reinvested	4,964	674	2,326	1,534		N/A	44,106	14	28	180	214		198
Redeemed	(154,599)	(30,120)	(31,818)		(89,689)	N/A	(483,517)	(335)	(941)	(14,119)	(4,440)		(5,827)
Net Increase (Decrease)	$41,215	$1,467	$19,323	$47,271		N/A	$157,137	$96	$372	$9,684	$(890	) $	(373)
Shares:
Sold	15,665	2,539	4,013	11,119		N/A	48,980	34	106	1,933	274		431
Reinvested	408	55	191	126		N/A	3,622	1	2	15	17		16
Redeemed	(12,696)	(2,473)	(2,616)		(7,372)	N/A	(39,711)	(27)	(77)	(1,156)	(366)		(480)
Net Increase (Decrease)	3,377	121	1,588	3,873		N/A	12,891	8	31	792	(75)		(33)

Distributions:
Year Ended October 31, 2017(b)
From net investment income	$(5,979)	$(669)	$(2,463)	$(1,515	) $	–	$(63,049)	$(9)	$(28)	$(200)	$(200	) $	(169)
From net realized gain on
investments	–	–	–	–		–	–	–	–	–	–		–
Total Dividends and Distributions $	(5,979)	$(669)	$(2,463)	$(1,515	) $	–	$(63,049)	$(9)	$(28)	$(200)	$(200	) $	(169)
Year Ended October 31, 2016
From net investment income	$(5,530)	$(734)	$(2,338)		$(1,967)	N/A	$(44,888)	$(14)	$(29)	$(180)	$(214	) $	(198)
From net realized gain on
investments	(11)	(3)	(4)		(3)	N/A	(72)	–	–	–	–		–
Total Dividends and Distributions $	(5,541)	$(737)	$(2,342)		$(1,970)	N/A	$(44,960)	$(14)	$(29)	$(180)	$(214	) $	(198)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from June 12, 2017, date operations commenced, through October 31, 2017 for Class T shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	SmallCap Fund
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$(208)	$3,610
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	63,890	18,587
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	62,234	(19,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	125,916	2,839

Dividends and Distributions to Shareholders
From net investment income	(3,209)	–
From net realized gain on investments	(11,869)	(21,904)
Total Dividends and Distributions	(15,078)	(21,904)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(38,780)	(25,510)
Total Increase (Decrease) in Net Assets	72,058	(44,575)

Net Assets
Beginning of period	554,402	598,977
End of period (including undistributed net investment income as set forth below)	$626,460	$554,402
Undistributed (overdistributed) net investment income (loss)	$–	$2,648

	Class A		Class C	Class J		Class P(a)		Institutional		R-1		R-2		R-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2017(b)
Dollars:
Sold	$25,151		$8,712	$7,353		$15,503		$41,976		$557		$3,193		$3,379		$5,110		$5,325		$22,021
Reinvested	5,307		602	5,393		311		1,728		58		58		336		370		505		–
Redeemed	(58,827)		(8,215)		(28,491)	(28,190)		(43,892)		(743)		(4,199)		(4,944)		(5,665)		(8,289)		(273)
Net Increase (Decrease)	$(28,369	) $	1,099	$(15,745)		$ (12,376)		$(188	) $	(128	) $	(948	) $	(1,229	) $	(185	) $	(2,459	) $	21,748
Shares:
Sold	1,123		423	344		653		1,749		26		147		150		222		225		921
Reinvested	238		29	251		13		73		3		3		15		16		21		–
Redeemed	(2,624)		(398)		(1,326)	(1,182)		(1,831)		(35)		(194)		(219)		(243)		(348)		(12)
Net Increase (Decrease)	(1,263)		54		(731)	(516)		(9)		(6)		(44)		(54)		(5)		(102)		909
Year Ended October 31, 2016
Dollars:
Sold	$43,505		$8,303	$6,583		$9,472		$41,308		$692		$9,218		$8,539		$9,364		$6,172		N/A
Reinvested	8,191		1,005	7,383		203		3,104		117		100		442		402		693		N/A
Redeemed	(55,167)		(7,956)		(25,106)	(4,684)		(77,618)		(1,017)		(2,549)		(5,125)		(4,911)		(6,173)		N/A
Net Increase (Decrease)	$(3,471	) $	1,352	$(11,140	) $	4,991		$(33,206	) $	(208	) $	6,769		$3,856		$4,855		$692		N/A
Shares:
Sold	2,248		466	351		456		2,056		36		493		435		464		298		N/A
Reinvested	422		56	397		10		151		6		5		23		20		34		N/A
Redeemed	(2,871)		(456)		(1,360)	(226)		(3,824)		(56)		(133)		(265)		(245)		(305)		N/A
Net Increase (Decrease)	(201)		66		(612)	240		(1,617)		(14)		365		193		239		27		N/A

Distributions:
Year Ended October 31, 2017(b)
From net investment income	$(955	) $	–	$(1,345	) $	(87	) $	(520	) $	(2	) $	(44	) $	(52	) $	(81	) $	(123	) $	–
From net realized gain on
investments	(4,502)		(613)		(4,053)	(226)		(1,229)		(56)		(235)		(284)		(289)		(382)		–
Total Dividends and Distributions $	(5,457	) $	(613)	$(5,398	) $	(313	) $	(1,749	) $	(58	) $	(279	) $	(336	) $	(370	) $	(505	) $	–
Year Ended October 31, 2016
From net investment income $	– $		–	$ – $		– $		– $		– $		– $		– $		– $		–		N/A
From net realized gain on
investments	(8,349)		(1,034)		(7,387)	(205)		(3,105)		(117)		(170)		(442)		(402)		(693)		N/A
Total Dividends and Distributions $	(8,349	) $	(1,034)	$(7,387	) $	(205	) $	(3,105	) $	(117	) $	(170	) $	(442	) $	(402	) $	(693)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from November 22, 2016, date operations commenced, through October 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														SmallCap Value Fund II
														Year Ended				Year Ended
														October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																$4,515			$7,269
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														142,571					81,097
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														107,153					(29,725)
			Net Increase (Decrease) in Net Assets Resulting from Operations											254,239					58,641

Dividends and Distributions to Shareholders
From net investment income																(6,447)			(8,870)
From net realized gain on investments																(71,733)			(129,070)
									Total Dividends and Distributions							(78,180)			(137,940)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(158,067)					(26,186)
							Total Increase (Decrease) in Net Assets									17,992			(105,485)

Net Assets
Beginning of period														1,219,121					1,324,606
End of period (including undistributed net investment income as set forth below)														$1,237,113					$1,219,121
Undistributed (overdistributed) net investment income (loss)																$2,379			$3,538
	Class A		Class J		Class P(a)		Institutional		R-1		R-2	R-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$7,524		$7,413		$1,661		$ 122,889		$645		$1,289	$2,261		$1,651		$11,310		$ 989,701
Reinvested	332		1,365		90		72,323		102		193	847		486		1,627		190
Redeemed	(4,168)		(9,928)		(2,043)		(1,251,663)		(1,147)		(1,768)	(6,147)		(3,862)		(8,557)		(92,683)
Net Increase (Decrease)	$3,688		$(1,150	) $	(292)		$(1,056,451)		$(400	) $	(286)	$(3,039	) $	(1,725	) $	4,380		$ 897,208
Shares:
Sold	568		571		125		9,290		53		105	177		128		869		77,101
Reinvested	25		104		7		5,405		8		15	66		37		123		14
Redeemed	(321)		(778)		(160)		(96,949)		(96)		(144)	(489)		(302)		(668)		(7,081)
Net Increase (Decrease)	272		(103)		(28)		(82,254)		(35)		(24)	(246)		(137)		324		70,034
Year Ended October 31, 2016
Dollars:
Sold	$1,478		$1,757		$6,492		$ 162,348		$262		$1,826	$4,652		$2,635		$5,451		$3,579
Reinvested	267		1,919		25		130,152		189		280	1,247		1,275		2,233		8
Redeemed	(1,040)		(3,359)		(6,544)		(324,962)		(652)		(1,861)	(3,655)		(6,843)		(5,216)		(129)
Net Increase (Decrease)	$705		$317		$(27	) $	(32,462	) $	(201	) $	245	$2,244		$(2,933	) $	2,468		$3,458
Shares:
Sold	126		155		578		14,490		25		169	426		233		483		304
Reinvested	24		177		2		11,706		18		27	116		117		204		–
Redeemed	(91)		(299)		(556)		(28,440)		(61)		(166)	(332)		(664)		(448)		(11)
Net Increase (Decrease)	59		33		24		(2,244)		(18)		30	210		(314)		239		293

Distributions:
Year Ended October 31, 2017
From net investment income	$(18	) $	(47	) $	(3	) $	(6,255	) $	– $		–	$(6	) $	(13	) $	(89	) $	(16)
From net realized gain on
investments	(316)		(1,318)		(87)		(66,640)		(102)		(244)	(841)		(473)		(1,538)		(174)
Total Dividends and Distributions $	(334	) $	(1,365	) $	(90	) $	(72,895	) $	(102	) $	(244)	$(847	) $	(486	) $	(1,627	) $	(190)
Year Ended October 31, 2016
From net investment income	$(11	) $	(44	) $	(2	) $	(8,657	) $	– $		–	$(21	) $	(40	) $	(94	) $	(1)
From net realized gain on
investments	(256)		(1,875)		(23)		(121,780)		(189)		(340)	(1,226)		(1,235)		(2,139)		(7)
Total Dividends and Distributions $	(267	) $	(1,919	) $	(25) $		(130,437	) $	(189	) $	(340)	$(1,247	) $	(1,275	) $	(2,233	) $	(8)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Tax-Exempt Bond Fund
								Year Ended	Year Ended
								October 31, 2017	October 31, 2016
Operations
Net investment income (loss)								$14,160	$12,511
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(3,761)	1,466
Net change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(8,004)	(1,346)
			Net Increase (Decrease) in Net Assets Resulting from Operations					2,395	12,631

Dividends and Distributions to Shareholders
From net investment income								(13,319)	(12,049)
							Total Dividends and Distributions	(13,319)	(12,049)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(76,158)	180,172
							Total Increase (Decrease) in Net Assets	(87,082)	180,754

Net Assets
Beginning of period								431,953	251,199
End of period (including undistributed net investment income as set forth below)								$344,871	$431,953
Undistributed (overdistributed) net investment income (loss)								$1,373	$1,077
	Class A		Class C		Class P(a)		Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$68,510		$6,282		$25,708		$45,478
Reinvested	9,178		651		645		579
Redeemed	(118,816)		(10,786)		(93,793)		(9,794)
Net Increase (Decrease)	$(41,128	) $	(3,853)		$ (67,440)		$36,263
Shares:
Sold	9,566		868		3,602		6,266
Reinvested	1,279		90		90		80
Redeemed	(16,569)		(1,504)		(13,025)		(1,352)
Net Increase (Decrease)	(5,724)		(546)		(9,333)		4,994
Year Ended October 31, 2016
Dollars:
Sold	$135,345		$22,381		$70,613		$4,024
Reinvested	8,151		514		804		90
Redeemed	(44,289)		(5,820)		(11,566)		(75)
Net Increase (Decrease)	$99,207		$17,075		$59,851		$4,039
Shares:
Sold	17,993		2,980		9,415		536
Reinvested	1,085		68		107		12
Redeemed	(5,901)		(776)		(1,541)		(10)
Net Increase (Decrease)	13,177		2,272		7,981		538

Distributions:
Year Ended October 31, 2017
From net investment income	$(10,868	) $	(797	) $	(961	) $	(693)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions	$ (10,868)		$(797	) $	(961	) $	(693)
Year Ended October 31, 2016
From net investment income	$(9,714	) $	(665	) $	(1,580	) $	(90)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(9,714	) $	(665	) $	(1,580	) $	(90)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for California Municipal Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, SmallCap Value Fund II and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class T, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6. Information presented in these financial statements pertains to Class A, Class C, and Class T shares. Certain detailed financial information for Class J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the year. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Funds pursuant to the investment advisory agreement remain the same.

Effective March 1, 2016, the initial purchase of $10,000 of R-3, R-4 & R-5 shares of Global Real Estate Securities Fund was made by the Manager.

Effective July 11, 2016, the initial purchases of $100,000, $100,000, and $24,800,000 of Class A, Class P, and Institutional shares, respectively, of Finisterre Unconstrained Emerging Markets Bond Fund were made by Principal Financial Services, Inc.

Effective November 22, 2016, the initial purchases of $10,000 of R-6 shares of High Yield Fund, International Emerging Markets Fund, International Fund I, MidCap Fund, Real Estate Securities Fund, and SmallCap Fund were made by the Manager.

Effective June 12, 2017, the initial purchases of $10,000 of Class T shares of Global Diversified Income Fund, High Yield Fund, and Short-Term Income Fund were made by the Manager.

Effective June 12, 2017, the initial purchases of $10,000 of R-6 shares of Global Diversified Income Fund was made by the Manager.

Effective June 23, 2017, Class P shares discontinued operations and converted to Institutional shares.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Money Market Fund qualifies as a retail money market fund and values its securities, other than holdings of other publicly traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified International Fund		Global Diversified Income Fund		Global Real Estate Securities Fund
Euro	25.4%	Euro	6.1%	Euro	12.3%
Japanese Yen	14.4			Japanese Yen	11.0
British Pound	10.2			Hong Kong Dollar	5.9
Canadian Dollar	8.7
Swiss Franc	7.1

International Emerging Markets Fund		International Fund I
Hong Kong Dollar	20.6%	Euro	17.8%
South Korean Won	15.6	Japanese Yen	17.4
Indian Rupee	12.9	Hong Kong Dollar	16.1
Brazilian Real	9.2	British Pound	9.4
New Taiwan Dollar	9.1	South Korean Won	5.7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to California Municipal Fund, Core Plus Bond Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2017, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2014-2016 or commencement of the fund’s operations to 2016. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

2. Significant Accounting Policies (Continued)

Gains realized upon the disposition of certain foreign securities held by certain of the Funds may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2017, Diversified International Fund had a deferred tax liability of $2,982,000 and International Emerging Markets Fund had a foreign tax refund receivable of $1,351,000 and had a deferred tax liability of $2,376,000 relating to foreign securities.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of October 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2017, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, and SmallCap Value Fund II each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended October 31, 2017, funds borrowing from the Facility were as follows (amounts in thousands):

	Average Daily	Weighted Average
	Outstanding Balance	Interest Rate
California Municipal Fund	$142	1.24%
Finisterre Unconstrained Emerging Markets Bond Fund	2	1.39
Global Real Estate Securities Fund	89	1.29
High Yield Fund I	105	1.17
International Emerging Markets Fund	977	1.15
International Fund I	5	1.16
LargeCap Growth Fund	715.95
LargeCap S&P 500 Index Fund	543	1.36
LargeCap Value Fund	137	1.23
MidCap Fund	3,898	1.86
MidCap Value Fund III	344	1.38
Principal Capital Appreciation Fund	53	1.17
Tax-Exempt Bond Fund	256	1.31

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, the Funds (with the exception of High Yield Fund I) participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. During the year ended October 31, 2017, Global Diversified Income Fund borrowed against the line of credit. The average outstanding balance for the liability during the year ended October 31, 2017 was $19,000 at a weighted average annual interest rate of 1.80%. The interest expense associated with these borrowings is included in other expenses on the statements of operations. There were no outstanding borrowings as of October 31, 2017.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the fund records a realized gain or loss.

Contingent Convertible Securities. Certain Funds invest in contingent convertible securities (“CoCos”). CoCos are hybrid debt securities that may convert into equity or have their principal written down upon the occurrence of certain “triggers.” Although a CoCo’s equity conversion and principal write-down features are tailored to the particular issuing banking institution and its regulatory requirements, triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question such institution’s continued viability as a going-concern. CoCos may have no stated maturity and fully discretionary coupons, which means coupon payments can be canceled at the issuing banking institution’s discretion or at the request of the relevant regulatory authority without causing a default. To provide the appropriate regulatory capital treatment, CoCos are usually issued in the form of subordinated debt instruments that rank junior to the claims of holders of more senior obligations in the event of the issuer’s liquidation. If CoCos are converted into equity securities due to a trigger event, holders will be further subordinated. The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may result in the fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Core Plus Bond Fund, Global Diversified Income Fund, High Yield Fund, and Inflation Protection Fund have financial instruments that are subject to Master Netting Agreements or similar agreements.

As of October 31, 2017, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Core Plus Bond Fund
Financial Derivative Instruments: Over the Counter (“OTC”) Summary

Counterparty
Brown Brothers
Harriman & Co
Assets*
Foreign Currency Contracts	$285
Total OTC	$285

Liabilities*
Foreign Currency Contracts	$(96)
Total OTC	$(96)

Net Market Value of OTC Derivatives	$189
Collateral (Received)/Pledged	—
Net Exposure	$189

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
			October 31, 2017

3. Operating Policies (Continued)

Fund: Finisterre Unconstrained Emerging Markets Bond Fund
Financial Derivative Instruments: OTC Summary

		Counterparty
	Bank of
	New York Mellon		Citigroup	HSBC		Total
Assets*
Credit Default Swaps	$—		$79	$54		$133
Foreign Currency Contracts	12		—	142		154
Interest Rate Swaps	—		9	60		69
Total Return Swaps	—		4	37		41
Total OTC	$12		$92	$293		$397

Liabilities*
Foreign Currency Contracts	$(9)		$—	$(78)		$(87)
Interest Rate Swaps	—		—	(4)		(4)
Total OTC	$(9)		$—	$(82)		$(91)

Net Market Value of OTC Derivatives	$3		$92	$211		$306
Collateral (Received)/Pledged	—		—	—		—
Net Exposure	$3		$92	$211		$306

Fund: Global Diversified Income Fund
Financial Derivative Instruments: OTC Summary

				Counterparty
			Brown			Standard
	Bank		Brothers			Chartered	Toronto
	of		Harriman &		JP Morgan	Bank – Hong	Dominion
	America	Barclays	Co.	HSBC	Chase	Kong	Bank	Total
Assets*
Foreign Currency Contracts	$35	$—	$11	$—	$2,541	$26	$17	$2,630
Total OTC	$35	$—	$11	$—	$2,541	$26	$17	$2,630

Liabilities*
Credit Default Swaps	$—	$—	$—	$—	$(269)	$—	$—	$(269)
Foreign Currency Contracts	(216)	(83)	—	(25)	(2,424)	(156)	—	$(2,904)
Total OTC	$(216)	$(83)	$—	$(25)	$(2,693)	$(156)	$—	$(3,173)

Net Market Value of OTC Derivatives	$(181)	$(83)	$11	$(25)	$(152)	$(130)	$17	$(543)
Collateral (Received)/Pledged	—	—	—	—	150	—	—	150
Net Exposure	$(181)	$(83)	$11	$(25)	$(2)	$(130)	$17	$(393)

Fund: High Yield Fund
Financial Derivative Instruments: OTC Summary

	Counterparty
	Brown Brothers
	Harriman & Co.
Assets*
Foreign Currency Contracts		$400
Collateral (Received)/Pledged		—
Net Exposure		$400

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

3. Operating Policies (Continued)

Fund: Inflation Protection Fund
Financial Derivative Instruments: OTC Summary

							Counterparty

	ANZ SB	ANZ BK	BOA	BARC		CITI	DB	GS	HWLF	JPM	NAB	NOM	RBS	SCB	UBS	Total
Assets*
Foreign Currency
Contracts	$775	$277	$2	$514		$—	$730	$11	$143	$216	$—	$30	$64	$151	$—	$2,913
Interest Rate Swaps	—	—	—	1,834		—	68	—	—	—	—	—	—	—	—	1,902
Purchased Interest
Rate Swaptions	—	—	—	511		—	3,449	—	—	—	—	—	—	—	—	3,960
Total OTC	$775	$277	$2	$2,859		$—	$4,247	$11	$143	$216	$—	$30	$64	$151	$—	$8,775

Liabilities*
Foreign Currency
Contracts	$—	$(11)	$(43)	$—		$(1)	$(250)	$(1)	$—	$(107)	$(45)	$(5)	$—	$—	$(38)	$(501)
Interest Rate Swaps	—	—	—	—		—	(19)	—	—	—	—	—	—	—	—	(19)
Written Interest Rate
Swaptions	—	—	—	—		—	(1,044)	—	—	—	—	—	—	—	—	(1,044)
Total OTC	$—	$(11)	$(43)	$—		$(1)	$(1,313)	$(1)	$—	$(107)	$(45)	$(5)	$—	$—	$(38)	$(1,564)

Net Market Value of
OTC Derivatives	$775	$266	$(41)	$2,859		$(1)	$2,934	$10	$143	$109	$(45)	$25	$64	$151	$(38)	$7,211
Collateral
(Received)/Pledged	—	—	—	(110	)^	—	(2,440)^	—	—	—	—	—	—	—	—	(2,550)^
Net Exposure	$775	$266	$(41)	$2,749		$(1)	$494	$10	$143	$109	$(45)	$25	$64	$151	$(38)	$4,661

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

^ The counterparty has pledged cash or securities to the fund as collateral in a segregated account which is not included in the assets of the fund.

Counterparty Abbreviations used:
ANZ SB	ANZ Stockbroking	HWLF	Howard, Weil, Labouisse, Friedrichs
ANZ BK	Australia and New Zealand Banking Group	JPM	JP Morgan Chase
BOA	Bank of America	NAB	National Australia Bank
BARC	Barclays Bank PLC	NOM	Nomura Securities
CITI	Citigroup Inc	RBS	Royal Bank of Scotland
DB	Deutsche Bank AG	SCB	Standard Chartered Bank, Hong Kong
GS	Goldman Sachs	UBS	UBS AG

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Certain funds may pledge cash to a broker for securities sold short.

As of October 31, 2017, deposits with counterparty were as follows (amounts in thousands):

	FCM (Futures and Cleared Swaps)	Shorts	ISDA (OTC Derivatives)
Finisterre Unconstrained Emerging Markets Bond Fund	$13	$—	$1,235
Global Diversified Income Fund	—	8,345	840
High Yield Fund I	973	—	—
Inflation Protection Fund	5,719	—	—
International Fund I	901	—	—
LargeCap Growth Fund I	8,321	—	—
MidCap Value Fund III	1,804	—	—
SmallCap Value Fund II	2,309	—	—

Deposits from Counterparty. Cash received from a counterparty as collateral is reflected as a liability on the statement of assets and liabilities as deposits from counterparty. There are a variety of security types which require varying levels of pledged collateral. The collateral posted to the fund by the broker is received in the fund’s custodian account.

As of October 31, 2017, deposits from counterparty were as follows (amounts in thousands):

	FCM (Futures and Cleared Swaps)	Shorts	ISDA (OTC Derivatives)
Global Diversified Income Fund	$—	$—	$220
Inflation Protection Fund	—	—	2,550

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The balances of the floating rate notes issued as of October 31, 2017 were $13,791,000 and $12,471,000 for California Municipal Fund and Tax-Exempt Bond Fund, respectively. The average outstanding balances for the liability during the year ended October 31, 2017 were $16,395,000 and $8,662,000 at weighted average annual interest rates of 1.32% and 1.22% for California Municipal Fund and Tax-Exempt Bond Fund, respectively. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

Options Contracts. During the period, Global Diversified Income Fund and Inflation Protection Fund wrote call and put options on futures, swaps, securities, indices and currencies they own or in which they may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call, a put option, or an inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of October 31, 2017, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Core Plus Bond Fund	$6,000	$—
Global Diversified Income Fund	53,793	18
High Yield Fund	64,100	—
High Yield Fund I	1,591	4

Short Sales. Global Diversified Income Fund and LargeCap Growth Fund I entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Core Plus Bond Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, High Yield Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a fund would add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2017 for which a fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fund for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime 2065 Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hyrbrid 2060 Fund, Principal LifeTime Hyrbrid 2065 Fund, Principal LifeTime Hybrid Income Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM

Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) along with Real Estate Allocation Fund invest in R-6 Class shares of other series of Principal Funds, Inc. as well as Principal Exchange-Traded Funds and other publicly traded investment funds (collectively the "Underlying Funds").

The performance and risks of each Principal LifeTime Fund, and SAM Portfolio (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, Real Estate Allocation Fund, and each of the underlying funds. The Manager is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

As of October 31, 2017, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, PVC SAM Portfolios, PVC Principal LifeTime Accounts, and PVC Multi-Asset Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage		Total Percentage
	of Outstanding		of Outstanding
Fund	Shares Owned	Fund	Shares Owned
Core Plus Bond Fund	83.72%	International Emerging Markets Fund	39.27%
Diversified International Fund	37.88	LargeCap Growth Fund	49.77
Equity Income Fund	34.90	LargeCap Growth Fund I	23.84
Global Diversified Income Fund	9.93	LargeCap S&P 500 Index Fund	47.52
Global Real Estate Securities Fund	18.36	LargeCap Value Fund	82.55
Government & High Quality Bond Fund	53.73	MidCap Fund	4.21
High Yield Fund	7.44	MidCap Value Fund III	73.81
High Yield Fund I	21.09	Principal Capital Appreciation Fund	26.18
Income Fund	54.95	Short-Term Income Fund	44.06
Inflation Protection Fund	51.77	SmallCap Value Fund II	35.36

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives October 31, 2017			Liability Derivatives October 31, 2017
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Core Plus Bond Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$1,656	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$285	Payables	$96
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$1,768*	Payables, Net Assets Consist of Net unrealized	$735	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	2,054		$2,487
Finisterre Unconstrained Emerging Markets Bond Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$133	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$154	Payables	$87
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$111*	Payables, Net Assets Consist of Net unrealized	$5	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	398		$92
Global Diversified Income Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$269
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$391	Payables, Net Assets Consist of Net unrealized	$5,879
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$2,630	Payables	$2,904
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,152*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	5,173		$9,052
High Yield Fund
Foreign exchange contracts	Receivables		$400	Payables	$—

High Yield Fund I
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$23*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Inflation Protection Fund
Foreign exchange contracts	Receivables		$2,913	Payables	$501
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$9,026*	Payables, Net Assets Consist of Net unrealized	$2,537	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	11,939		$3,038
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$443* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$4,801* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$762* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,184* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,553* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Core Plus Bond Fund
Credit contracts	Net realized gain (loss) from Swap	$(12,518)	$(1,517)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Futures	$2	$1
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$207	$(1,268)
	currency contracts/Change in unrealized
	appreciation/(depreciation) of Foreign
	currency contracts
Interest rate contracts	Net realized gain (loss) from Futures	$(914)	$1,845
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(13,223)	$(939)
Finisterre Unconstrained Emerging Markets Bond Fund
Credit contracts	Net realized gain (loss) from Swap	$(73)	$(22)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(55)	$64
	currency contracts /Change in unrealized
	appreciation/(depreciation) of Foreign
	currency contracts
Interest rate contracts	Net realized gain (loss) from Futures	$185	$79
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$57	$121
Global Diversified Income Fund
Credit contracts	Net realized gain (loss) from Swap	$106	$191
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(55,806)	$(17,308)
	transactions and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(13,375)	$(5,243)
	currency contracts /Change in unrealized
	appreciation/(depreciation) of Foreign
	currency contracts
Interest rate contracts	Net realized gain (loss) from Futures	$(1,107)	$2,096
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(70,182)	$(20,264)
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$751	$—
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(739)	$(366)
	currency contracts /Change in unrealized
	appreciation/(depreciation) of Foreign
	currency contracts
	Total	$12	$(366)
High Yield Fund I
Credit contracts	Net realized gain (loss) from Swap	$28	$23
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Investment	$(1,485)	$(54)
	transactions, Foreign currency contracts, and
	Options and swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	Foreign currency contracts, and Options and
	swaptions
Interest rate contracts	Net realized gain (loss) from Investment	$(2,444)	$(1,700)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(3,929)	$(1,754)
International Fund I
Equity contracts	Net realized gain (loss) from Futures	$1,307	$456
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$34,935	$7,168
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$5,909	$953
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$167	$—
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$8,553	$2,296
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$9,873	$4,496
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Core Plus Bond Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, and Inflation Protection Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

3. Operating Policies (Continued)

The following table includes a summary of the average quarterly outstanding notional by derivative instrument type for the year ended October 31, 2017:

Contract Type	Derivative Type	Average Notional (000’s)
Core Plus Bond Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$95,133
Equity Contracts	Futures - Short	47
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	101
	Foreign Currency Contracts - Contracts to Deliver	33,786
Interest Rate Contracts	Futures - Long	81,922
	Futures - Short	139,393
Finisterre Unconstrained
Emerging
Markets Bond Fund
Credit Contracts	Credit Default Swaps - Buy Protection	4,763
	Credit Default Swaps - Sell Protection	1,075
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	3,021
	Foreign Currency Contracts - Contracts to Deliver	5,863
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	2,490
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	1,372
	Futures - Short	3,420
	Interest Rate Swaps - Pay Floating Rate	6,370
	Interest Rate Swaps - Receive Floating Rate	7,948
	Total Return Swaps - Receive Floating Rate	1,875
Global Diversified Income Fund
Credit Contracts	Credit Default Swaps - Sell Protection	5,300
Equity Contracts	Purchased Options	4,504
	Written Options	13,595
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	289,559
	Foreign Currency Contracts - Contracts to Deliver	538,812
Interest Rate Contracts	Futures - Short	270,632
High Yield Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Sell Protection	50,000
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Deliver	23,414
High Yield Fund I
Credit Contracts	Exchange Cleared Credit Default Swaps - Sell Protection	18,000
Inflation Protection Fund
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	35,047
	Foreign Currency Contracts - Contracts to Deliver	181,052
	Purchased Options	85,398
	Written Options	59,817
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	172,520
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	153,997
	Futures - Long	159,356
	Futures - Short	384,901
	Interest Rate Swaps - Pay Floating Rate	35,540
	Interest Rate Swaps - Receive Floating Rate	65,843
	Purchased Interest Rate Swaptions	90,350
	Purchased Options	1,446
	Written Interest Rate Swaptions	217,407
	Written Options	1,087
International Fund I
Equity Contracts	Futures - Long	15,168
LargeCap Growth Fund I
Equity Contracts	Futures - Long	208,151
LargeCap S&P 500 Index Fund
Equity Contracts	Futures - Long	48,619
MidCap Value Fund III
Equity Contracts	Futures - Long	48,277
SmallCap Value Fund II
Equity Contracts	Futures - Long	62,355

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets at least monthly and reports directly to the Board of Directors. A pricing group (the “Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

4. Fair Valuation (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below includes transfers from Level 1 to Level 2 for the year-ended October 31, 2017 due to lack of exchange traded valuation data:

Global Diversified Income Fund	$1,345,010
SmallCap Value Fund II	90,507

Below are transfers from Level 2 to Level 1 for the year-ended October 31, 2017 due to the resumption of trading for previous thinly traded securities:

SmallCap Value Fund II $ 165,955

The following is a summary of the inputs used as of October 31, 2017 in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

California Municipal Fund
Municipal Bonds*	$—	$422,613	$—	$422,613
Total investments in securities $	—	$422,613	$—	$422,613

Core Plus Bond Fund
Bonds*	$—	$2,398,479	$18,390	$2,416,869
Common Stocks
Communications	—	—	—	—
Energy	1,601	1,755	—	3,356
Investment Companies*	158,590	—	—	158,590
Preferred Stocks
Communications	1,345	—	59	1,404
Consumer, Non-cyclical	—	—	704	704
Financial	3,307	3,748	—	7,055
Utilities	1,344	—	—	1,344
Senior Floating Rate Interests*	—	83,023	—	83,023
U.S. Government & Government Agency Obligations*	—	1,024,245	—	1,024,245
Total investments in securities $	166,187	$3,511,250	$19,153	$3,696,590
Assets
Equity Contracts**
Futures	$1	$—	$—	$1
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$285	$—	$285
Interest Rate Contracts**
Futures	$1,768	$—	$—	$1,768
Liabilities
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$(1,656)	$—	$(1,656)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(96)	$—	$(96)
Interest Rate Contracts**
Futures	$(735)	$—	$—	$(735)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified International Fund
Common Stocks
Basic Materials		$79,619	$420,397	$—	$500,016
Communications		187,509	653,612	—	841,121
Consumer, Cyclical		401,912	1,658,162	—	2,060,074
Consumer, Non-cyclical		285,469	1,707,562	—	1,993,031
Diversified		—	118,240	—	118,240
Energy		345,562	339,208	—	684,770
Financial		569,022	2,400,642	—	2,969,664
Industrial		131,299	1,121,176	—	1,252,475
Technology		33,875	1,193,625	—	1,227,500
Utilities		—	225,247	—	225,247
Investment Companies*		160,961	—	—	160,961
Preferred Stocks*		76,973	—	—	76,973
	Total investments in securities $	2,272,201	$9,837,871	$—	$12,110,072

Equity Income Fund
Common Stocks*		$6,483,544	$—	$—	$6,483,544
Investment Companies*		86,441	—	—	86,441
	Total investments in securities $	6,569,985	$—	$—	$6,569,985

Finisterre Unconstrained Emerging Markets Bond Fund
Bonds*		$—	$21,819	$—	$21,819
Convertible Bonds*		—	1,043	—	1,043
	Total investments in securities $	—	$22,862	$—	$22,862
Assets
Credit Contracts**
Credit Default Swaps		$—	$133	$—	$133
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$154	$—	$154
Interest Rate Contracts**
Futures		$1	$—	$—	$1
Interest Rate Swaps		—	69	—	69
Total Return Swaps		—	41	—	41
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(87)	$—	$(87)
Interest Rate Contracts**
Futures		$(1)	$—	$—	$(1)
Interest Rate Swaps		—	(4)	—	(4)

Global Diversified Income Fund
Bonds*		$—	$6,583,808	$61,523	$6,645,331
Common Stocks
Basic Materials		57,174	74,104	1,516	132,794
Communications		141,807	15,533	—	157,340
Consumer, Cyclical		85,489	77,813	68	163,370
Consumer, Non-cyclical		115,619	212,365	—	327,984
Energy		287,683	86,328	189	374,200
Financial		1,022,792	781,015	—	1,803,807
Industrial		144,978	214,623	—	359,601
Technology		102,334	60,779	8,743	171,856
Utilities		529,439	168,203	—	697,642
Convertible Bonds*		—	627	—	627
Convertible Preferred Stocks
Financial		5,300	—	—	5,300
Credit Linked Structured Notes*		—	—	3,134	3,134
Investment Companies*		390,763	—	—	390,763
Preferred Stocks
Communications		3,978	10,390	—	14,368
Consumer, Non-cyclical		—	1,140	—	1,140
Diversified		3,374	—	—	3,374
Financial		30,684	18,791	—	49,475
Utilities		10,408	502	—	10,910
Senior Floating Rate Interests*		—	821,357	—	821,357
U.S. Government & Government Agency Obligations*		—	318,587	—	318,587
Purchased Options		391	—	—	391
	Total investments in securities $	2,932,213	$9,445,965	$75,173	$12,453,351

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Diversified Income Fund (Continued)
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$2,630	$—	$2,630
Interest Rate Contracts**
Futures	$2,152	$—	$—	$2,152
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(269)	$—	$(269)
Equity Contracts**
Written Options	$(5,879)	$—	$—	$(5,879)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(2,904)	$—	$(2,904)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$44,921	$21,930	$—	$66,851
Financial	1,149,191	1,049,517	—	2,198,708
Technology	28,524	—	—	28,524
Investment Companies*	38,253	—	—	38,253
Total investments in securities $	1,260,889	$1,071,447	$—	$2,332,336

Government & High Quality Bond Fund
Bonds*	$—	$432,752	$—	$432,752
Investment Companies*	29,090	—	—	29,090
U.S. Government & Government Agency Obligations*	—	1,082,010	—	1,082,010
Total investments in securities $	29,090	$1,514,762	$—	$1,543,852

High Yield Fund
Bonds*	$—	$3,058,788	$—	$3,058,788
Common Stocks
Communications	—	—	—	—
Energy	13,684	23,630	—	37,314
Convertible Bonds*	—	—	—	—
Investment Companies*	193,144	—	—	193,144
Preferred Stocks
Communications	—	—	1,046	1,046
Consumer, Non-cyclical	—	—	8,717	8,717
Senior Floating Rate Interests*	—	265,417	—	265,417
Total investments in securities $	206,828	$3,347,835	$9,763	$3,564,426
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$400	$—	$400

High Yield Fund I
Bonds*	$—	$991,864	$—	$991,864
Common Stocks
Communications	—	—	—	—
Consumer, Cyclical	—	—	—	—
Energy	—	134	6	140
Convertible Bonds*	—	—	—	—
Investment Companies*	84,050	—	—	84,050
Preferred Stocks
Communications	—	—	63	63
Financial	—	1,842	—	1,842
Senior Floating Rate Interests*	—	128,182	—	128,182
Total investments in securities $	84,050	$1,122,022	$69	$1,206,141
Assets
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$23	$—	$23

Income Fund
Bonds*	$—	$2,086,163	$—	$2,086,163
Common Stocks
Energy	17,635	—	—	17,635
Financial	—	—	1	1
Industrial	—	—	20,797	20,797
Convertible Bonds*	—	7,648	—	7,648
Investment Companies*	61,361	—	—	61,361
Senior Floating Rate Interests*	—	14,925	1,398	16,323
U.S. Government & Government Agency Obligations*	—	1,042,653	—	1,042,653
Total investments in securities $	78,996	$3,151,389	$22,196	$3,252,581

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Inflation Protection Fund
Bonds*	$—	$112,410	$—	$112,410
Investment Companies*	27	—	—	27
U.S. Government & Government Agency Obligations*	—	1,437,567	—	1,437,567
Purchased Interest Rate Swaptions	—	3,960	—	3,960
Total investments in securities $	27	$1,553,937	$—	$1,553,964
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$2,913	$—	$2,913
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$1,521	$—	$1,521
Futures	1,643	—	—	1,643
Interest Rate Swaps	—	1,902	—	1,902
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(501)	$—	$(501)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(1,127)	$—	$(1,127)
Futures	(347)	—	—	(347)
Interest Rate Swaps	—	(19)	—	(19)
Interest Rate Swaptions	—	(1,044)	—	(1,044)

International Emerging Markets Fund
Common Stocks
Basic Materials	$13,772	$56,242	$—	$70,014
Communications	97,270	134,036	—	231,306
Consumer, Cyclical	28,902	62,501	—	91,403
Consumer, Non-cyclical	41,794	20,163	—	61,957
Energy	—	87,351	—	87,351
Financial	28,133	182,977	—	211,110
Industrial	—	26,974	—	26,974
Technology	6,872	141,448	—	148,320
Utilities	—	16,349	—	16,349
Investment Companies*	11,197	—	—	11,197
Preferred Stocks*	13,239	—	—	13,239
Total investments in securities $	241,179	$728,041	$—	$969,220

International Fund I
Common Stocks
Basic Materials	$2,616	$29,980	$—	$32,596
Communications	16,862	18,032	—	34,894
Consumer, Cyclical	—	92,822	—	92,822
Consumer, Non-cyclical	7,198	22,558	—	29,756
Diversified	—	3,624	—	3,624
Energy	—	11,674	—	11,674
Financial	2,130	85,934	—	88,064
Industrial	3,085	64,444	—	67,529
Technology	10,586	49,635	—	60,221
Utilities	—	2,246	—	2,246
Investment Companies*	29,309	—	—	29,309
Total investments in securities $	71,786	$380,949	$—	$452,735
Assets
Equity Contracts**
Futures	$443	$—	$—	$443

LargeCap Growth Fund
Common Stocks*	$1,180,752	$—	$—	$1,180,752
Investment Companies*	38,885	—	—	38,885
Total investments in securities $	1,219,637	$—	$—	$1,219,637

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

LargeCap Growth Fund I
Common Stocks
Basic Materials		$26,214	$—	$—	$26,214
Communications		1,854,546	—	1,104	1,855,650
Consumer, Cyclical		628,510	—	—	628,510
Consumer, Non-cyclical		2,097,822	—	—	2,097,822
Diversified		185	—	—	185
Energy		7,536	—	—	7,536
Financial		705,389	—	—	705,389
Industrial		824,270	—	—	824,270
Technology		1,401,956	—	—	1,401,956
Utilities		21,622	—	—	21,622
Convertible Preferred Stocks
Communications		—	—	30,377	30,377
Investment Companies*		206,063	—	—	206,063
Preferred Stocks
Communications		—	—	8,408	8,408
Technology		—	1,316	4,557	5,873
	Total investments in securities $	7,774,113	$1,316	$44,446	$7,819,875
Assets
Equity Contracts**
Futures		$4,801	$—	$—	$4,801

LargeCap S&P 500 Index Fund
Common Stocks*		$5,385,455	$—	$—	$5,385,455
Investment Companies*		80,203	—	—	80,203
	Total investments in securities $	5,465,658	$—	$—	$5,465,658
Assets
Equity Contracts**
Futures		$762	$—	$—	$762

LargeCap Value Fund
Common Stocks*		$1,698,455	$—	$—	$1,698,455
Investment Companies*		18,426	—	—	18,426
	Total investments in securities $	1,716,881	$—	$—	$1,716,881

MidCap Fund
Common Stocks*		$15,230,777	$—	$—	$15,230,777
Investment Companies*		10,140	—	—	10,140
	Total investments in securities $	15,240,917	$—	$—	$15,240,917

MidCap Value Fund III
Common Stocks*		$1,291,564	$—	$—	$1,291,564
Investment Companies*		49,621	—	—	49,621
	Total investments in securities $	1,341,185	$—	$—	$1,341,185
Assets
Equity Contracts**
Futures		$1,184	$—	$—	$1,184

Money Market Fund
Bonds*		$—	$48,126	$—	$48,126
Commercial Paper*		—	360,756	—	360,756
Investment Companies*		21,860	—	—	21,860
Municipal Bonds*		—	41,759	—	41,759
Repurchase Agreements*		—	32,000	—	32,000
	Total investments in securities $	21,860	$482,641	$—	$504,501

Principal Capital Appreciation Fund
Common Stocks*		$2,472,768	$—	$—	$2,472,768
Investment Companies*		30,522	—	—	30,522
	Total investments in securities $	2,503,290	$—	$—	$2,503,290

Real Estate Securities Fund
Common Stocks*		$3,714,363	$—	$—	$3,714,363
Investment Companies*		6,598	—	—	6,598
	Total investments in securities $	3,720,961	$—	$—	$3,720,961

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Short-Term Income Fund
Bonds*		$—	$4,063,873	$45,917	$4,109,790
Investment Companies*		19,312	—	—	19,312
U.S. Government & Government Agency Obligations*		—	83,975	—	83,975
	Total investments in securities $	19,312	$4,147,848	$45,917	$4,213,077

SmallCap Fund
Common Stocks*		$619,628	$—	$—	$619,628
Investment Companies*		7,485	—	—	7,485
	Total investments in securities $	627,113	$—	$—	$627,113

SmallCap Value Fund II
Common Stocks
Basic Materials		$47,142	$—	$—	$47,142
Communications		53,184	—	1	53,185
Consumer, Cyclical		133,287	190	—	133,477
Consumer, Non-cyclical		135,701	116	—	135,817
Diversified		11	62	—	73
Energy		69,122	—	—	69,122
Financial		382,065	140	—	382,205
Government		88	—	—	88
Industrial		219,189	6	—	219,195
Technology		99,537	—	—	99,537
Utilities		39,280	—	—	39,280
Investment Companies*		59,502	—	—	59,502
Preferred Stocks*		10	—	—	10
	Total investments in securities $	1,238,118	$514	$1	$1,238,633
Assets
Equity Contracts**
Futures		$1,553	$—	$—	$1,553

Tax-Exempt Bond Fund
Municipal Bonds*		$—	$350,490	$—	$350,490
	Total investments in securities $	—	$350,490	$—	$350,490

*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Exchange cleared swaps and futures are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

4. Fair Valuation (Continued)

Certain detailed information is provided for those Funds with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair
		Value as
		of
		October		Unobservable
Fund	Asset Type	31, 2017	Valuation Technique	input	Input Values(s)
Short-Term Income Fund	Bonds	$45,917	Third Party Vendor	Broker Quote	$99.17 – 101.92
		$45,917

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums
			and Change						Net Change in Unrealized
	Value	Realized	in		Proceeds	Transfers	Transfers	Value	Appreciation/(Depreciation)
	October 31,	Gain/	Unrealized		from	into	Out of	October 31,	on Investments Held at
Fund	2016	(Loss)	Gain/(Loss)	Purchases	Sales	Level 3*	Level 3**	2017	October 31, 2017

Finisterre Unconstrained Emerging Markets Bond Fund
Bonds	$265	$(1)	$1	$—	$(265)	$ —	$—	$—	$—
Total	$265	$(1)	$1	$—	$(265)	$ —	$—	$—	$—

Short-Term Income Fund
Bonds	$16,900	$—	$—	$45,917	$—	$ —	$(16,900)	$45,917	$—
Total	$16,900	$—	$—	$45,917	$—	$ —	$(16,900)	$45,917	$—

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted 2. Securities that have certain restrictions on trading 3. Instances in which a security is not priced by a pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes 2. Securities where trading restrictions have expired 3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Fund
	First	Next	Next	Over
	$500 million	$500 million	$500 million	$1.5 billion
Finisterre Unconstrained Emerging Markets Bond Fund	1.02%	1.00%	.98%	.97%
MidCap Value Fund III	.65	.63	.61	.60
SmallCap Fund	.75	.73	.71	.70
Tax-Exempt Bond Fund	.45	.43	.41	.40

								Net Assets of Fund
		Net Assets of Fund (in billions)						(in billions)
		First $1	Over $1					First $2	Over $2
California Municipal Fund		.45%		.40%		Government & High Quality Bond Fund		.50%	.45%

	Net Assets of Fund (in millions)						Net Assets of Fund
							First	Next
	First	Next	Over				$500	$500	Over $1
	$200	$300	$500				million	million	billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund			.625%	.50%	.375%

	Net Assets of Fund (in millions)						Net Assets of Fund (in billions)
	First		Over
	$250		$250				First $2	Next $1	Over $3
High Yield Fund	.625%		.50%			Income Fund	.50%	.44%	.43%

			Net Assets of Fund
		First	Next	Next	Next	Next $1	Over $3
		$500 million	$500 million	$500 million	$500 million	billion	billion
Core Plus Bond Fund		.55%	.53%	.51%	.50%	.48%	.45%
Global Diversified Income Fund		.80	.78	.76	.75	.73	.70
Global Real Estate Securities Fund		.90	.88	.86	.85	.84	.83
High Yield Fund I		.65	.63	.61	.60	.59	.58
Inflation Protection Fund		.40	.38	.36	.35	.34	.33
International Emerging Markets Fund		1.20	1.18	1.16	1.15	1.14	1.13
International Fund I		.90	.88	.86	.85	.84	.83
LargeCap Growth Fund I		.66	.64	.62	.61	.60	.59
LargeCap Value Fund		.45	.43	.41	.40	.39	.38
Money Market Fund		.40	.39	.38	.37	.36	.35
Real Estate Securities Fund		.85	.83	.81	.80	.79	.78
SmallCap Value Fund II		1.00	.98	.96	.95	.94	.93

				Net Assets of Fund
	First	Next	Next	Next
	$500	$500	$500	$500	Next $1	Next $7	Over $10
	million	million	million	million	billion	billion	billion
Diversified International Fund	.90%	.88%	.86%	.85%	.83%	.80%	.79%

				Net Assets of Fund
	First	Next	Next	Next
	$500	$500	$500	$500	Next $1	Next $9.5	Over $12.5
	million	million	million	million	billion	billion	billion
MidCap Fund	.65%	.63%	.61%	.60%	.59%	.58%	.57%

			Net Assets of Fund
	First	Next
	$500	$500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Fund (in millions)
	First	Next	Over
	$250	$250	$500
Equity Income Fund	.60%	.55%	.50%

		All Net Assets
LargeCap S&P 500 Index Fund		.15%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class T, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays the Transfer Agent a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2016 through October 31, 2017
	Class A	Class C	Class J	Class T	Institutional		Expiration
California Municipal Fund	N/A	N/A	N/A	N/A	.51	%**	June 30, 2018
Core Plus Bond Fund	.88%	1.75%	N/A	N/A	N/A		February 28, 2018
Diversified International Fund	N/A	2.08	N/A	N/A	.85	#	June 30, 2018
Equity Income Fund	N/A	N/A	N/A	N/A	.52	#	June 30, 2018
Finisterre Unconstrained Emerging Markets
Bond Fund	1.47	N/A	N/A	N/A	1.12		June 30, 2018
Global Diversified Income Fund	N/A	N/A	N/A	1.08%###	.75	^^	February 28, 2019
Global Real Estate Securities Fund	N/A	2.20	N/A	N/A	.94	#	June 30, 2018
Government & High Quality Bond Fund	.88	1.63	N/A	N/A	.53	#	June 30, 2018
High Yield Fund	N/A	N/A	N/A	.90*	.61		June 30, 2018
High Yield Fund I	1.05	N/A	N/A	N/A	N/A		February 28, 2018
Income Fund	N/A	N/A	N/A	N/A	.58	#	June 30, 2018
Inflation Protection Fund	.90	1.65	1.15%	N/A	N/A		February 28, 2018
International Emerging Markets Fund	1.61	2.66	1.52	N/A	1.34	#	June 30, 2018
International Fund I	1.45	N/A	N/A	N/A	1.00		June 30, 2018
LargeCap Growth Fund	N/A	N/A	N/A	N/A	.68	#	June 30, 2018
LargeCap Growth Fund I	1.25	N/A	N/A	N/A	.66	#	June 30, 2018
LargeCap S&P 500 Index Fund	N/A	1.30	N/A	N/A	N/A		February 28, 2018
LargeCap Value Fund	N/A	1.70	N/A	N/A	.43	#	June 30, 2018
MidCap Fund	N/A	N/A	N/A	N/A	.70	#	June 30, 2018
MidCap Value Fund III	1.30	N/A	N/A	N/A	.75	#	June 30, 2018
Money Market Fund	N/A	1.79	N/A	N/A	N/A		February 28, 2018
Principal Capital Appreciation Fund	N/A	N/A	N/A	N/A	.47	#	June 30, 2018
Real Estate Securities Fund	N/A	N/A	N/A	N/A	.91	#	June 30, 2018
Short-Term Income Portfolio	N/A	N/A	N/A	.79*	.43	#	June 30, 2018
SmallCap Fund	N/A	2.08	N/A	N/A	.80		June 30, 2018
SmallCap Value Fund II	1.45	N/A	N/A	N/A	1.01	#	June 30, 2018
Tax-Exempt Bond Fund	N/A	1.60	N/A	N/A	.52	**	June 30, 2018

*	Period from June 12, 2017 to October 31, 2017, contractual limit expires February 28, 2019.
**	Prior to March 24, 2017, the contractual limit was .60%.
^^	Period from October 1, 2017 to October 31, 2017. From June 23, 2017 to September 30, 2017 the contractual expense limit was .76%.
#	Period from June 23, 2017 to October 31, 2017.
###	Period from October 1, 2017 to October 31, 2017. From June 12, 2017 to September 30, 2017 the contractual expense limit was 1.09%.

		NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

		Period from November 1, 2016 through October 31, 2017
	R-1	R-2	R-3	R-4	R-5	R-6		Expiration
Global Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	.94%		June 22, 2017
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	N/A		June 30,2018
High Yield Fund	N/A	N/A	N/A	N/A	N/A	.66	^	June 22, 2017
Income Fund	N/A	N/A	N/A	N/A	N/A	.55		June 22, 2017
International Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	1.33	^	June 22, 2017
International Fund I	N/A	N/A	N/A	N/A	N/A	1.05	^	June 22, 2017
LargeCap Growth Fund I	N/A	N/A	N/A	N/A	N/A	.65		June 22, 2017
MidCap Fund	N/A	N/A	N/A	N/A	N/A	.74	^	June 22, 2017
MidCap Value Fund III	N/A	N/A	N/A	N/A	N/A	.69		June 22, 2017
Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	.97	^	June 22, 2017
Short-Term Income Fund	1.30	1.18	.99	.79	.68	N/A		June 30, 2018
SmallCap Fund	N/A	N/A	N/A	N/A	N/A	.90	^	June 22, 2017
SmallCap Value Fund II	N/A	N/A	N/A	N/A	N/A	1.01		June 22, 2017
^Period from November 22, 2016, to June 22, 2017.

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

			Expiration
Core Plus Bond Fund	.060	%*	February 28, 2019	*Prior to October 1, 2017, the contractual limit was .010%.
Global Diversified Income Fund	.010	***	February 28, 2019	***Period from October 1, 2017 to October 31, 2017.
LargeCap Growth Fund I	.016		June 30, 2018
MidCap Value Fund III	.014		June 30, 2018
SmallCap Value Fund II	.030	^	February 28, 2019	^Prior to October 1, 2017, the contractual limit was .024%.

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit R-6 expenses other than management and investment advisory fees and distribution fees and, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to R-6 shares on an annualized basis during the reporting period. The limits are as follows:

	Period from November 1, 2016 through October 31, 2017
	R-6		Expiration
Global Diversified Income Fund	.02%	^^	June 30, 2018
Global Real Estate Securities Fund	.02	^	June 30, 2018
High Yield Fund	.02	^	June 30, 2018
Income Fund	.01	^	June 30, 2018
International Emerging Markets Fund	.02	^	June 30, 2018
International Fund I	.02	^	June 30, 2018
LargeCap Growth Fund I	.02	^	June 30, 2018
MidCap Fund	.02	^	June 30, 2018
MidCap Value Fund III	.02	^	June 30, 2018
Real Estate Securities Fund	.02	^	June 30, 2018
SmallCap Fund	.02	^	June 30, 2018
SmallCap Value Fund II	.02	^	June 30, 2018

^ Period from June 23, 2017 to October 31, 2017.

^^ Period from June 12, 2017 to October 31, 2017.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Distribution Fees. The Class A, Class C, Class J, Class T, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .25%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, Class T, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Short-Term Income Fund	Class A	.15

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares (with the exception of Money Market Fund). The limit will maintain the level of distribution fees not to exceed .12% for Class J shares. The voluntary expense limit may be terminated at any time.

The Distributor has contractually agreed to limit Money Market Fund’s distribution fees attributable to Class J shares. This waiver will reduce the distribution fees by .15%. The expense limit expires February 28, 2018.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to Class C shares of Money Market Fund. The limit will maintain the level of distribution fees not to exceed 0% for Class C shares. The voluntary expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any contingent deferred sales charge (“CDSC”) on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short-Term Income Fund, 3.75% for California Municipal Fund, Core Plus Bond Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The Distributor also retains sales charges on sales of Class T shares based on declining rates which begin at 2.50% for Global Diversified Income Fund, High Yield Fund, and Short-Term Income Fund. The aggregate amounts of these charges retained by the Distributor for the year ended October 31, 2017, were as follows (amounts in thousands):

	Class A	Class C	Class J
California Municipal Fund	$87	$18	N/A
Core Plus Bond Fund	40	1	$6
Diversified International Fund	115	1	10
Equity Income Fund	276	10	N/A
Finisterre Unconstrained Emerging Markets Bond Fund	1	N/A	N/A
Global Diversified Income Fund	781	119	N/A
Global Real Estate Securities Fund	34	5	N/A
Government & High Quality Bond Fund	131	13	8
High Yield Fund	171	18	N/A
High Yield Fund I	10	N/A	N/A
Income Fund	121	10	7
Inflation Protection Fund	7	–	–
International Emerging Markets Fund	91	1	4
International Fund I	14	N/A	N/A
LargeCap Growth Fund	141	3	2
LargeCap Growth Fund I	34	N/A	5
LargeCap S&P 500 Index Fund	208	4	35
LargeCap Value Fund	86	–	1
MidCap Fund	273	6	1
MidCap Value Fund III	104	N/A	2
Money Market Fund	9	6	60
Principal Capital Appreciation Fund	285	4	N/A
Real Estate Securities Fund	151	12	9
Short-Term Income Fund	323	15	17
SmallCap Fund	157	3	3
SmallCap Value Fund II	43	N/A	2
Tax-Exempt Bond Fund	100	8	N/A

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2017, Principal Life Insurance Company (an affiliate of the Manager), the Manager, the Distributor, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Institutional	R-4	R-5	R-6
Core Plus Bond Fund	–	1,927	–	–	N/A
Diversified International Fund	–	465,741	–	–	N/A
Equity Income Fund	–	63,892	–	–	N/A
Finisterre Unconstrained Emerging Markets Bond Fund	10	2,490	N/A	N/A	N/A
Global Diversified Income Fund	–	40	N/A	N/A	78,862
Global Real Estate Securities Fund	–	414	1	1	4,782
Government & High Quality Bond Fund	–	25	–	–	N/A
High Yield Fund	–	535	N/A	N/A	20,682
High Yield Fund I	–	74,756	N/A	N/A	N/A
Income Fund	–	89	–	–	51,886
Inflation Protection Fund	–	75,236	–	–	N/A
International Emerging Markets Fund	–	26	–	–	6,810
International Fund I	–	–	–	–	18,752
LargeCap Growth Fund I	–	–	–	–	201,796
LargeCap S&P 500 Index Fund	–	5,780	–	–	N/A
LargeCap Value Fund	–	1	–	–	N/A
MidCap Fund	–	108	–	–	N/A
MidCap Value Fund III	–	1	–	–	—
Principal Capital Appreciation Fund	–	8,428	–	–	N/A
Real Estate Securities Fund	–	108	–	–	34,526
Short-Term Income Fund	–	87,399	–	–	N/A
SmallCap Fund	–	48	–	–	365
SmallCap Value Fund II	–	–	–	–	38,145
Tax-Exempt Bond Fund	33	–	N/A	N/A	N/A

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $92,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2017.

6. Capital Share Transactions

The following table reflects the conversion of Class P shares into Institutional shares (reflected in the statement of changes in net assets as Class P shares and dollars redeemed and Institutional dollars sold) for the year ended October 31, 2017 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
California Municipal Fund	4,243	$44,781	MidCap Fund	142,289	$3,583,875
Diversified International Fund	577	7,303	MidCap Value Fund III	62	1,295
Equity Income Fund	4,842	143,736	Principal Capital Appreciation Fund	348	12,176
Finisterre Unconstrained Emerging Markets Bond Fund	24	247	Real Estate Securities Fund	5,510	129,296
Global Diversified Income Fund	246,788	3,434,842	SAM Balanced Portfolio	1,604	16,693
Global Real Estate Securities Fund	28,551	264,362	SAM Conservative Balanced Portfolio	787	9,502
Government & High Quality Bond Fund	846	8,925	SAM Conservative Growth Portfolio	541	9,562
High Yield Fund	81,538	607,233	SAM Flexible Income Portfolio	819	10,095
Income Fund	2,998	28,765	SAM Strategic Growth Portfolio	197	3,829
International Emerging Markets Fund	62	1,566	Short-Term Income Fund	10,058	122,812
International Fund I	3,379	49,806	SmallCap Fund	941	22,509
LargeCap Growth Fund	921	9,121	SmallCap Value Fund	44	556
LargeCap Growth Fund I	195	2,665	Tax-Exempt Bond Fund	3,690	26,752
LargeCap Value Fund	18	220

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

7. Investment Transactions

For the year ended October 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
California Municipal Fund	$159,234	$186,090
Core Plus Bond Fund	3,676,726	4,160,239
Diversified International Fund	6,463,408	4,411,643
Equity Income Fund	1,456,819	1,374,984
Finisterre Unconstrained Emerging Markets Bond Fund	100,965	102,384
Global Diversified Income Fund	13,625,831	13,100,203
Global Real Estate Securities Fund	1,312,091	2,184,796
Government & High Quality Bond Fund	366,392	311,368
High Yield Fund	1,741,119	1,884,658
High Yield Fund I	1,255,104	1,065,991
Income Fund	423,318	348,956
Inflation Protection Fund	36,656	30,669
International Emerging Markets Fund	858,555	1,089,625
International Fund I	256,669	310,812
LargeCap Growth Fund	1,230,330	2,381,033
LargeCap Growth Fund I	2,718,705	3,851,920
LargeCap S&P 500 Index Fund	177,326	680,549
LargeCap Value Fund	2,302,535	3,277,989
MidCap Fund	2,775,263	2,051,236
MidCap Value Fund III	1,071,645	1,177,797
Money Market Fund	—	—
Principal Capital Appreciation Fund	493,514	933,901
Real Estate Securities Fund	1,535,856	859,893
Short-Term Income Fund	3,384,914	2,298,168
SmallCap Fund	406,627	457,278
SmallCap Value Fund II	712,183	911,509
Tax-Exempt Bond Fund	110,330	178,500

In addition, Global Diversified Income Fund had $1,755,640,000 of covers on securities sold short and $1,647,031,000 of securities sold short. LargeCap Growth Fund I had $5,710,000 of securities sold short.

For the year ended October 31, 2017, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
Core Plus Bond Fund	$1,193,088	$1,344,542
Global Diversified Income Fund	532,008	430,967
Government & High Quality Bond Fund	46,851	32,521
Income Fund	14,908	45,091
Inflation Protection Fund	910,067	1,129,764
Short-Term Income Fund	83,460	4

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2017 and October 31, 2016 were as follows (amounts in thousands):

							Long-Term
	Ordinary Income			Tax-Exempt Income*			Capital Gain^		Return of Capital		Section 1250 Gain **
	2017		2016	2017	2016		2017	2016	2017	2016	2017	2016
California Municipal Fund	$107	$	— $	12,943	$10,487	$	— $	— $	— $	— $	— $	—
Core Plus Bond Fund	109,280		98,295	—	—		—	—	—	—	—	—
Diversified International Fund	131,799		89,275	—	—		—	—	—	—	—	—
Equity Income Fund	114,149		123,057	—	—		105,300	—	—	—	—	—
Finisterre Unconstrained Emerging Markets
	1,415		288	—	—		20	—	—	—	—	—
Global Diversified Income Fund	595,621		573,868	—	—		—	—	—	—	—	—
Global Real Estate Securities Fund	57,131		76,327	—	—		5,834	52,474	—	—	—	—
Government & High Quality Bond Fund	55,320		57,224	—	—		—	—	—	—	—	—
High Yield Fund	183,860		211,316	—	—		—	—	—	—	—	—
High Yield Fund I	56,387		51,590	—	—		—	—	—	—	—	—
Income Fund	104,840		115,229	—	—		—	—	—	—	—	—
Inflation Protection Fund	12,976		13,459	—	—		—	—	—	—	—	—
International Emerging Markets Fund	11,228		9,038	—	—		—	—	—	—	—	—
International Fund I	3,700		2,980	—	—		—	—	—	—	—	—
LargeCap Growth Fund	8,491		6,377	—	—		237,379	279,032	—	—	—	—
LargeCap Growth Fund I	5,087		3,979	—	—		292,430	816,477	—	—	—	—
LargeCap S&P 500 Index Fund LargeCap	94,362		83,122	—	—		64,057	38,990	—	—	—	—
LargeCap Value Fund	49,601		59,261	—	—		48,083	161,880	—	—	—	—
MidCap Fund	26,981		8,962	—	—		260,853	639,107	—	—	—	—
MidCap Value Fund III	19,450		12,555	—	—		5,583	25,650	—	—	—	—
Money Market Fund	3,362		93	—	—		—	—	240	—	—	—
Principal Capital Appreciation Fund	31,633		35,363	—	—		213,873	103,144	—	—	—	—
Real Estate Securities Fund	49,616		47,255	—	—		85,028	118,424	—	—	2,126	5,452

Short-Term Income Fund	74,281		56,185	—	—		—	—	—	—	—	—

SmallCap Fund	3,209		—	—	—		11,869	21,904	—	—	—	—

SmallCap Value Fund II	11,299		24,229	—	—		66,881	113,711	—	—	—	—
Tax-Exempt Bond Fund	35		40	13,284	12,009		—	—	—	—	—	—

*The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^ The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

**Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2017, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

								Total
	Undistributed	Undistributed	Undistributed			Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term		Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains		Losses	(Depreciation)	Differences*	(Deficit)
California Municipal Fund	$—	$169	$—		$(13,926)	$14,926	$—	$1,169
Core Plus Bond Fund	6,288	—	—		(25,571)	27,452	615	8,784
Diversified International Fund	201,636	—	—		—	2,325,902	—	2,527,538
Equity Income Fund	32,995	—	301,674		—	2,480,874	—	2,815,543
Finisterre Unconstrained Emerging Markets
	830	—	89		—	275	(11)	1,183
Global Diversified Income Fund	9,477	—	—		(63,650)	223,615	(698)	168,744
Global Real Estate Securities Fund	34,002	—	38,438		(118)	106,978	—	179,300
Government & High Quality Bond Fund	96	—	—		(26,312)	(52,898)	—	(79,114)
High Yield Fund	5,935	—	—		(113,025)	59,059	(4,602)	(52,633)
High Yield Fund I	892	—	—		(34,522)	2,531	(233)	(31,332)
Income Fund	1,330	—	—		(65,066)	76,526	560	13,350
Inflation Protection Fund	25,278	—	—		(24,815)	(12,915)	(6,428)	(18,880)
International Emerging Markets Fund	10,655	—	—		(55,478)	219,045	—	174,222
International Fund I	4,712	—	—		(9,782)	110,349	—	105,279
LargeCap Growth Fund	33,313	—	199,319		—	287,231	—	519,863
LargeCap Growth Fund I	43,318	—	489,787		—	2,508,588	—	3,041,693
LargeCap S&P 500 Index FundLargeCap	74,491	—	282,510		—	2,311,570	—	2,668,571
Value Fund	90,642	—	126,143		—	195,823	—	412,608
MidCap Fund	—	—	499,323		—	4,863,155	—	5,362,478
MidCap Value Fund III	39,820	—	53,529		—	173,657	—	267,006
Principal Capital Appreciation Fund	21,722	—	139,904		—	1,249,342	—	1,410,968
Real Estate Securities Fund	12,074	—	75,005	^	—	703,483	—	790,562
Short-Term Income Fund	910	—	—		—	5,281	(360)	5,831
SmallCap Fund	8,175	—	43,012		—	141,958	—	193,145
SmallCap Value Fund II	31,458	—	40,675		—	191,102	—	263,235
Tax-Exempt Bond Fund	—	166	—		(11,035)	10,249	—	(620)

*Represents book-to-tax accounting differences.

^ Undistributed Long-Term Capital Gain reported includes $5,952,000 of undistributed Section 1250 Capital Gains.

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2017, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:
			No Expiration
	2018	2019	Short-Term Long-Term			Total
California Municipal Fund	$3,189	$6,663	$4,074	$	—$	13,926
Core Plus Bond Fund	—	20,017	5,554		—	25,571
Global Diversified Income Fund	—	—	—		63,650	63,650
Global Real Estate Securities Fund	118	—	—		—	118
Government & High Quality Bond Fund	—	—	2,773		23,539	26,312
High Yield Fund	—	—	—		113,025	113,025
High Yield Fund I	—	—	—		34,522	34,522
Income Fund	8,587	13,420	899		42,161	65,067
Inflation Protection Fund	—	—	5,533		19,283	24,816
International Emerging Markets Fund	—	—	55,476		—	55,476
International Fund I	—	—	9,782		—	9,782
Tax-Exempt Bond Fund	3,432	2,371	5,231		—	11,034

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards with expiration years listed in the table above.

As of October 31, 2017, the following funds had expired and utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
California Municipal Fund	$21,987	$631
Core Plus Bond Fund	104,898	9,019
Diversified International Fund	299,307	223,609
Global Diversified Income Fund	—	189,999
Global Real Estate Securities Fund	—	200
Government & High Quality Bond Fund	2,385	—
High Yield Fund I	—	20,284
Income Fund	11,616	—
Inflation Protection Fund	—	2,230
International Emerging Markets Fund	68,739	100,223
International Fund I	272,451	29,005
Money Market Fund	2,938	31
Short-Term Income Fund	13,462	2,085
Tax-Exempt Bond Fund	8,745	—

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2017, the Funds do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
California Municipal Fund	$(388)	$22,375	$(21,987)
Core Plus Bond Fund	2,364	102,534	(104,898)
Diversified International Fund	(1,509)	300,816	(299,307)
Equity Income Fund	(5,284)	(18,288)	23,572
Finisterre Unconstrained Emerging Markets Bond Fund	66	(68)	2
Global Diversified Income Fund	(61,761)	61,761	—
Global Real Estate Securities Fund	35,535	(107,898)	72,363
Government & High Quality Bond Fund	8,069	(5,684)	(2,385)
High Yield Fund	3,486	(3,486)	—
High Yield Fund I	344	(344)	—
Income Fund	9,520	2,096	(11,616)
Inflation Protection Fund	1,646	(3,039)	1,393
International Emerging Markets Fund	531	68,208	(68,739)
International Fund I	(300)	272,751	(272,451)
LargeCap Growth Fund	(767)	(133,941)	134,708
LargeCap Growth Fund I	(73)	(373,185)	373,258
LargeCap S&P 500 Index Fund	1,043	(37,408)	36,365
LargeCap Value Fund	—	(50,210)	50,210
MidCap Fund	42,662	(176,251)	133,589
MidCap Value Fund III	(66)	(63,165)	63,231
Money Market Fund	31	2,938	(2,969)
Principal Capital Appreciation Fund	(807)	(27,104)	27,911
Real Estate Securities Fund	14,333	(14,333)	—
Short-Term Income Fund	1	13,461	(13,462)
SmallCap Fund	3,587	(12,697)	9,110
SmallCap Value Fund II	773	(77,095)	76,322
Tax-Exempt Bond Fund	(545)	9,289	(8,744)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation) Income Tax Purposes
California Municipal Fund*	$19,150	$(4,230)	$14,920	$393,897
Core Plus Bond Fund	58,942	(31,473)	27,469	3,664,707
Diversified International Fund	2,454,978	(125,698)	2,329,280	9,780,792
Equity Income Fund	2,563,671	(82,797)	2,480,874	4,089,111
Finisterre Unconstrained Emerging Markets Bond Fund	467	(190)	277	22,892
Global Diversified Income Fund	555,568	(331,661)	223,907	12,225,475
Global Real Estate Securities Fund	182,758	(75,739)	107,019	2,225,317
Government & High Quality Bond Fund	17,029	(69,927)	(52,898)	1,596,750
High Yield Fund	154,533	(95,386)	59,147	3,505,679
High Yield Fund I	18,367	(15,840)	2,527	1,205,127
Income Fund	111,203	(34,678)	76,525	3,176,056
Inflation Protection Fund	3,840	(17,391)	(13,551)	1,576,066
International Emerging Markets Fund	231,739	(11,628)	220,111	749,083
International Fund I	113,301	(2,883)	110,418	342,760
LargeCap Growth Fund	290,904	(3,673)	287,231	932,406
LargeCap Growth Fund I	2,603,693	(95,105)	2,508,588	5,316,088
LargeCap S&P 500 Index Fund	2,434,719	(123,149)	2,311,570	3,154,850
LargeCap Value Fund	212,632	(16,809)	195,823	1,521,058
MidCap Fund	4,993,407	(130,252)	4,863,155	10,377,762
MidCap Value Fund III	215,539	(41,881)	173,658	1,168,711
Money Market Fund	—	—	—	504,501
Principal Capital Appreciation Fund	1,261,683	(12,340)	1,249,343	1,253,947
Real Estate Securities Fund	790,743	(87,259)	703,484	3,017,477
Short-Term Income Fund	25,440	(20,159)	5,281	4,207,796
SmallCap Fund	155,885	(13,927)	141,958	485,155
SmallCap Value Fund II	248,075	(56,974)	191,101	1,049,085
Tax-Exempt Bond Fund*	14,547	(4,303)	10,244	327,770

* The fund holds floating rate securities which are accounted for differently for U.S. GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and U.S. GAAP purposes.

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
California Municipal Fund
October 31, 2017

	Principal				Principal
MUNICIPAL BONDS - 100.11%	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
California - 98.95%				California (continued)
Abag Finance Authority for Nonprofit Corps				California Statewide Communities
5.00%, 08/01/2043	$1,500	$1,677		Development Authority
Alameda Community Improvement				4.00%, 02/01/2022	$830	$885
Commission Successor Agency (credit				4.00%, 02/01/2025	940	1,016
support from BAM)				5.00%, 10/01/2028	1,875	2,139
5.00%, 09/01/2031(a)	1,000	1,171		5.00%, 02/01/2030	2,000	2,276
Alameda Corridor Transportation Authority				5.00%, 11/01/2032(c)	1,135	1,261
5.00%, 10/01/2034	8,805	10,077		5.00%, 12/01/2036(c)	5,000	5,459
5.00%, 10/01/2036	4,250	4,832		5.00%, 05/15/2040	3,500	3,990
Alameda Unified School District-Alameda				5.00%, 11/01/2041(c)	1,000	1,080
County/CA				5.00%, 12/01/2041(c)	1,000	1,083
5.00%, 08/01/2032	1,795	2,119		5.00%, 10/01/2046	4,000	4,437
Alum Rock Union Elementary School				5.25%, 12/01/2034	3,500	3,881
District				7.25%, 11/15/2041(c)	1,500	1,646
5.25%, 08/01/2043	1,000	1,134		California Statewide Communities
Anaheim Public Financing Authority				Development Authority (credit support from
5.25%, 10/01/2034	1,000	1,059		CA MTG INS)
Bay Area Toll Authority				6.25%, 08/15/2028(a)	2,250	2,342
5.13%, 04/01/2039	3,000	3,173		California Statewide Communities
California Educational Facilities Authority				Development Authority (credit support from
5.00%, 10/01/2036	1,000	1,164		FHA INS)
5.00%, 10/01/2038(b)	900	933		6.25%, 08/01/2024(a)	785	846
5.00%, 01/01/2039(b)	2,036	2,130		California Statewide Financing Authority
5.00%, 10/01/2045	1,000	1,133		6.00%, 05/01/2043	2,050	2,050
5.25%, 10/01/2039(b)	6,500	6,751		6.00%, 05/01/2043	1,550	1,550
5.38%, 04/01/2034	1,000	1,086		Chino Valley Unified School District
California Health Facilities Financing				5.25%, 08/01/2047	2,900	3,489
Authority				Chula Vista Municipal Financing Authority
4.00%, 03/01/2039	1,700	1,761		5.00%, 05/01/2030	1,900	2,294
5.00%, 08/15/2031	2,700	3,223		5.00%, 05/01/2031	1,885	2,260
5.00%, 08/15/2033	1,750	2,074		City of Alhambra CA (credit support from
5.00%, 08/15/2034	2,000	2,353		NATL)
5.00%, 02/01/2035	2,000	2,263		6.13%, 09/02/2018(a)	605	625
5.00%, 11/15/2046	5,000	5,761		City of Atwater CA Wastewater
5.00%, 11/15/2046(b)	4,504	5,146		Revenue (credit support from AGM)
5.00%, 08/15/2047	1,000	1,121		5.00%, 05/01/2043(a)	1,000	1,145
5.75%, 09/01/2039	2,000	2,169		City of Compton CA Water Revenue
6.00%, 07/01/2039	2,000	2,162		6.00%, 08/01/2039	1,250	1,307
6.50%, 10/01/2038	985	1,035		City of Irvine CA
California Health Facilities Financing				5.00%, 09/01/2049	1,000	1,077
Authority (credit support from CA MTG INS)				City of Los Angeles CA Wastewater System
5.00%, 07/01/2035(a)	1,000	1,151		Revenue
California Infrastructure & Economic				5.00%, 06/01/2034	2,000	2,355
Development Bank (credit support from				City of Los Angeles Department of Airports
NATL ST INTERCEPT)				5.00%, 05/15/2033	1,000	1,148
5.00%, 08/15/2018(a)	500	502		5.00%, 05/15/2036	1,500	1,709
California Municipal Finance Authority				5.00%, 05/15/2042	1,200	1,371
4.00%, 07/01/2047	2,150	2,214		5.00%, 05/15/2047	3,500	4,030
5.00%, 07/01/2047	3,250	3,616		5.13%, 05/15/2033	1,230	1,258
5.25%, 11/01/2036	6,000	6,869		City of Riverside CA Sewer Revenue
California Pollution Control Financing				5.00%, 08/01/2040	4,000	4,588
Authority				City of San Francisco CA Public Utilities
3.00%, 11/01/2025	9,425	9,737		Commission Water Revenue
4.30%, 07/01/2040	2,400	2,512		5.00%, 11/01/2034	1,800	2,157
5.00%, 07/01/2030(c)	2,000	2,197		5.00%, 11/01/2036	2,010	2,284
5.00%, 07/01/2037(c)	9,250	10,007		City of Vernon CA Electric System Revenue
California Public Finance Authority				5.13%, 08/01/2021	350	368
5.00%, 07/01/2047(c)	1,000	1,088		5.13%, 08/01/2021	1,070	1,132
California School Finance Authority				Coachella Valley Unified School
5.00%, 07/01/2035(c)	1,925	2,205		District/CA (credit support from AGM)
5.00%, 08/01/2036(c)	1,170	1,298		0.00%, 08/01/2039(a),(d)	7,800	3,411
5.00%, 07/01/2047(c)	700	787		Compton Public Finance Authority
California State Public Works Board				4.50%, 09/01/2032(c)	7,000	7,004
5.00%, 11/01/2037	1,375	1,570		County of Sacramento CA Airport System
5.00%, 10/01/2039	4,500	5,192		Revenue
California State University				5.00%, 07/01/2036	1,350	1,559
5.00%, 11/01/2037	2,000	2,376		Dinuba Financing Authority
5.25%, 11/01/2038	2,000	2,126		5.38%, 09/01/2038	1,000	1,002
California State University (credit support				Dinuba Redevelopment Agency (credit
from AGM)				support from BAM)
5.00%, 11/01/2039(a)	945	964		5.00%, 09/01/2033(a)	2,000	2,320
5.00%, 11/01/2039(a)	55	56

See accompanying notes.

Schedule of Investments California Municipal Fund October 31, 2017

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
California (continued)				California (continued)
East Bay Municipal Utility District Water				Norman Y Mineta San Jose International
System Revenue				Airport SJC (continued)
3.00%, 06/01/2037	$310	$304		5.00%, 03/01/2047	$1,500	$1,733
5.00%, 06/01/2036	1,000	1,099		Oakland Unified School District/Alameda
El Monte Union High School District (credit				County
support from AGC)				5.00%, 08/01/2040	3,400	3,938
5.50%, 06/01/2034(a)	2,000	2,139		Palomar Health
Escondido Union High School District				5.00%, 11/01/2036	3,000	3,335
0.00%, 08/01/2041(d)	1,000	408		5.00%, 11/01/2039	2,000	2,205
Fontana Redevelopment Agency Successor				Pittsburg Successor Agency Redevelopment
Agency (credit support from NATL)				Agency (credit support from AGM)
5.20%, 09/01/2030(a)	1,000	1,003		5.00%, 09/01/2028(a)	1,000	1,191
Foothill-De Anza Community College				5.00%, 09/01/2029(a)	1,000	1,183
District				Pittsburg Unified School District
5.00%, 08/01/2040	1,500	1,708		0.00%, 08/01/2036(d)	1,365	699
Foothill-Eastern Transportation Corridor				4.00%, 08/01/2040	4,500	4,773
Agency				5.00%, 08/01/2043	2,900	3,371
3.95%, 01/15/2053(e)	1,500	1,495		Pittsburg Unified School District (credit
Golden State Tobacco Securitization Corp				support from AGM)
5.00%, 06/01/2027	2,000	2,366		5.50%, 08/01/2031(a)	1,000	1,033
5.00%, 06/01/2028	2,000	2,344		Pomona Public Financing Authority (credit
5.30%, 06/01/2037(e)	1,000	1,008		support from NATL)
5.75%, 06/01/2047	8,950	8,950		5.00%, 02/01/2021(a)	3,995	4,008
Golden State Tobacco Securitization				Pomona Unified School District (credit
Corp (credit support from GOLDEN ST TOB				support from NATL)
SECURITIZATION)				6.15%, 08/01/2030(a)	1,000	1,192
5.00%, 06/01/2033(a)	4,950	4,918		Port Commission of the City & County of San
Golden State Tobacco Securitization				Francisco
Corp (credit support from ST APPROP)				4.00%, 03/01/2035	1,000	1,033
5.00%, 06/01/2033(a)	2,000	2,328		Port of Los Angeles
Indio Redevelopment Agency				5.00%, 08/01/2032	1,740	1,991
5.63%, 08/15/2035	1,355	1,390		Poway Unified School District
Inland Valley Development Agency				0.00%, 08/01/2036(d)	4,000	2,049
5.25%, 09/01/2037	1,000	1,142		Regents of the University of California
Irvine Unified School District				Medical Center Pooled Revenue
5.00%, 03/01/2057	1,000	1,120		5.00%, 05/15/2035	6,540	7,600
La Verne Public Financing Authority				Richmond Joint Powers Financing Authority
7.25%, 09/01/2026	710	712		6.25%, 07/01/2024	1,000	1,081
Lancaster Redevelopment Agency Successor				Ripon Unified School District (credit support
Agency				from BAM)
6.88%, 08/01/2039	545	599		0.00%, 08/01/2033(a),(d)	855	446
Los Angeles County Public Works Financing				0.00%, 08/01/2033(a),(d)	255	131
Authority				Riverside Community Properties Development
5.00%, 12/01/2033	2,000	2,381		Inc
5.00%, 08/01/2042	1,400	1,572		6.00%, 10/15/2038	1,000	1,205
5.00%, 12/01/2045(b)	5,500	6,348		Riverside County Public Financing
Los Angeles County Sanitation Districts				Authority (credit support from BAM)
Financing Authority				5.00%, 10/01/2028(a)	1,000	1,191
5.00%, 10/01/2035	4,500	5,303		5.00%, 10/01/2029(a)	1,500	1,775
Los Angeles Department of Water				5.00%, 10/01/2030(a)	1,500	1,765
5.00%, 07/01/2034(b)	5,000	5,889		Riverside County Transportation
5.38%, 07/01/2038	1,000	1,050		Commission
Los Angeles Department of Water & Power				5.00%, 06/01/2032	1,500	1,641
Power System Revenue				Salinas Valley Solid Waste Authority (credit
0.83%, 07/01/2035(e)	3,000	3,000		support from AGM)
5.00%, 07/01/2042	1,500	1,771		5.50%, 08/01/2031(a)	1,500	1,767
Los Angeles Unified School District/CA				San Diego County Regional Airport
5.00%, 07/01/2029	2,000	2,127		Authority
Marin Healthcare District				5.00%, 07/01/2047	1,000	1,166
5.00%, 08/01/2034	1,000	1,170		San Diego Public Facilities Financing
Merced Union High School District				Authority Water Revenue
0.00%, 08/01/2032(d)	3,380	2,092		5.38%, 08/01/2034	2,000	2,149
Morongo Band of Mission Indians/The				San Diego Redevelopment Agency Successor
6.50%, 03/01/2028(c)	1,000	1,015		Agency
Norco Community Redevelopment Agency				6.40%, 09/01/2019	530	532
Successor Agency (credit support from BAM)				San Francisco Bay Area Rapid Transit
5.00%, 03/01/2032(a)	1,000	1,154		District
Norco Financing Authority (credit support				5.00%, 07/01/2028	1,755	1,927
from AGM)
5.63%, 10/01/2034(a)	1,000	1,076
Norman Y Mineta San Jose International
Airport SJC
5.00%, 03/01/2041	6,000	6,886

See accompanying notes.

Schedule of Investments California Municipal Fund October 31, 2017

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
California (continued)				Guam - 0.64%
San Francisco City & County Airport Comm-				Guam Government Waterworks Authority
San Francisco International Airport				5.00%, 01/01/2046	$2,525	$2,700
5.00%, 05/01/2031	$1,000	$1,190
5.00%, 05/01/2041	5,000	5,749		Virgin Islands - 0.52%
San Francisco City & County Redevelopment				Virgin Islands Public Finance Authority
Agency				5.00%, 10/01/2030	3,700	2,210
5.00%, 08/01/2044	1,500	1,631
6.50%, 08/01/2039	1,000	1,095		TOTAL MUNICIPAL BONDS		$422,613
San Joaquin Hills Transportation Corridor				Total Investments		$422,613
Agency				Liability for Floating Rate Notes Issued in Conjunction with
5.00%, 01/15/2034	6,185	6,930		Securities Held - (3.27)%
San Luis Obispo County Financing				Notes with interest rates of 0.93% - 0.95% at	$(13,791)	$(13,791)
Authority (credit support from AGM)				October 31, 2017 and contractual maturity of
5.00%, 08/01/2030(a)	1,000	1,110		collateral of 2018-2034.(f)
San Luis Obispo County Financing				Total Net Investments		$408,822
Authority (credit support from BAM)				Other Assets and Liabilities - 3.16%		$13,338
5.00%, 09/01/2037(a)	1,000	1,155		TOTAL NET ASSETS - 100.00%		$422,160
Santa Clara County Financing Authority
5.25%, 05/15/2036	2,000	2,046
Semitropic Improvement District				(a)	Credit support indicates investments that benefit from credit enhancement
5.00%, 12/01/2038	2,000	2,158		or liquidity support provided by a third party bank, institution, or
Simi Valley Unified School District				government agency.
5.00%, 08/01/2027	1,000	1,267		(b)	Security or portion of underlying security related to Inverse Floaters
Southern California Public Power Authority				entered into by the Fund. See Notes to Financial Statements for additional
5.00%, 11/01/2029	2,380	2,809		information.
5.25%, 07/01/2029	695	790		(c)	Security exempt from registration under Rule 144A of the Securities Act of
5.25%, 07/01/2031	695	794		1933. These securities may be resold in transactions exempt from
State of California				registration, normally to qualified institutional buyers. At the end of the
2.45%, 12/01/2031	870	884		period, the value of these securities totaled $36,130 or 8.57% of net assets.
4.00%, 09/01/2033	4,650	5,065		(d) Non-Income Producing Security
5.00%, 09/01/2034	5,000	5,924		(e)	Certain variable rate securities are not based on a published reference
5.00%, 02/01/2038	1,450	1,660		rate and spread but are determined by the issuer or agent and are based
5.00%, 04/01/2043	3,380	3,860		on current market conditions. These securities do not indicate a reference
5.25%, 11/01/2040	1,500	1,675		rate and spread in their description.
5.75%, 04/01/2031	675	720		(f)	Floating rate securities. The interest rate(s) shown reflect the rates in
6.00%, 03/01/2033	2,000	2,226		effect at October 31, 2017.
6.00%, 04/01/2038	3,000	3,205
State of California Department of Water
Resources
5.00%, 12/01/2028	1,615	1,653		Portfolio Summary (unaudited)
5.00%, 12/01/2028	65	66		Sector		Percent
Stockton East Water District (credit support				Revenue Bonds		63.71%
from NATL)				General Obligation Unlimited		12.77%
5.25%, 04/01/2022(a)	1,780	1,786		Insured		12.18%
Stockton Unified School District (credit				Prerefunded		9.94%
support from AGM)				Special Tax		0.91%
5.00%, 08/01/2038(a)	1,500	1,728		Tax Allocation		0.60%
Tobacco Securitization Authority of Southern				Liability For Floating Rate Notes Issued		(3.27)%
California				Other Assets and Liabilities		3.16%
5.13%, 06/01/2046	1,500	1,503		TOTAL NET ASSETS		100.00%
Travis Unified School District (credit support
from AGM)
5.00%, 09/01/2029(a)	1,000	1,187
Tulare County Transportation Authority
5.00%, 02/01/2029	1,000	1,183
Tustin Public Financing Authority
5.00%, 04/01/2041	1,000	1,126
University of California
5.00%, 05/15/2044	1,000	1,154
Walnut Energy Center Authority
5.00%, 01/01/2035	1,225	1,310
West Hollywood Public Financing Authority
5.00%, 04/01/2036	1,500	1,741
Western Municipal Water District Facilities
Authority
5.00%, 10/01/2034	1,700	1,826
Woodland-Davis Clean Water Agency (credit
support from AGM)
5.00%, 03/01/2039(a)	1,500	1,712
		$417,703

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

COMMON STOCKS - 0.09%		Shares Held	Value (000's)			Principal
Oil & Gas - 0.09%				BONDS (continued)		Amount (000's) Value (000's)
Chaparral Energy Inc - A Shares (a),(b)		60,154	$1,441	Aerospace & Defense (continued)
Chaparral Energy Inc - A Shares (a),(b),(c)		460	11	United Technologies Corp	(continued)
Chaparral Energy Inc - B Shares (a),(b),(c)		12,649	303	4.15%, 05/15/2045			$1,875	$1,951
Patterson-UTI Energy Inc		80,959	1,601	5.40%, 05/01/2035			585	696
			$3,356					$13,621
Telecommunications - 0.00%				Agriculture - 1.66%
Goodman Networks Inc (a),(b),(c),(d)		14,127	—	Altria Group Inc
				4.00%, 01/31/2024			2,895	3,094
TOTAL COMMON STOCKS			$3,356	4.50%, 05/02/2043			1,215	1,300
INVESTMENT COMPANIES - 4.44%		Shares Held	Value (000's)	5.38%, 01/31/2044			4,275	5,127
Exchange Traded Funds - 0.03%				BAT Capital Corp
iShares iBoxx $ High Yield Corporate Bond		5,673	502	1.91%, 08/14/2020(f)			110	111
ETF				3 Month LIBOR + 0.59%
SPDR Bloomberg Barclays High Yield Bond		13,484	502	3.22%, 08/15/2024(f)			7,845	7,897
ETF				4.39%, 08/15/2037(f)			1,955	2,008
			$1,004	4.54%, 08/15/2047(f)			4,710	4,848
Money Market Funds - 4.41%				BAT International Finance PLC
Goldman Sachs Financial Square Funds -		157,586,029	157,586	0.88%, 10/13/2023		EUR	250	296
Government Fund				2.75%, 06/15/2020(f)			$485	491
				3.63%, 11/09/2021		EUR	250	331
TOTAL INVESTMENT COMPANIES			$158,590	6.00%, 11/24/2034		GBP	200	364
PREFERRED STOCKS - 0.30%		Shares Held	Value (000's)	Imperial Brands Finance PLC
Agriculture - 0.02%				2.25%, 02/26/2021		EUR	400	497
Pinnacle Operating Corp 0.00% (a),(b),(c),(d)		925,862	$704	3.38%, 02/26/2026			150	202
				3.75%, 07/21/2022(f)			$3,065	3,185
				4.25%, 07/21/2025(f)			6,760	7,119
Banks - 0.20%
Bank of America Corp 6.50% (e)		35,000	937	4.88%, 06/07/2032		GBP	150	237
CoBank ACB 6.20% (e)		35,000	3,748	5.50%, 09/28/2026			100	163
3 Month LIBOR + 3.74%				MHP SE
Morgan Stanley 6.38% (e)		50,000	1,400	7.75%, 05/10/2024(f)			$1,075	1,160
3 Month LIBOR + 3.71%				Philip Morris International Inc
State Street Corp 5.90% (e)		35,000	970	1.88%, 02/25/2021			5,295	5,236
3 Month LIBOR + 3.11%				4.38%, 11/15/2041			280	297
			$7,055	Pinnacle Operating Corp
				9.00%, 05/15/2023(f)			1,329	1,250
Electric - 0.04%
SCE Trust III 5.75% (e)		50,000	1,344	Reynolds American Inc
3 Month LIBOR + 2.99%				3.25%, 06/12/2020			1,558	1,597
				5.70%, 08/15/2035			3,035	3,582
				5.85%, 08/15/2045			655	805
Telecommunications - 0.04%
Goodman Networks Inc 0.00% (a),(b),(c),(d)		16,808	59	6.88%, 05/01/2020			4,545	5,050
Verizon Communications Inc 5.90%,		50,000	1,345	7.00%, 08/04/2041			1,475	1,988
				Vector Group Ltd
02/15/2054				6.13%, 02/01/2025(f)			1,040	1,079
			$1,404
								$59,314
TOTAL PREFERRED STOCKS			$10,507
				Airlines - 0.57%
		Principal
				American Airlines 2013-1 Class B Pass
BONDS - 67.69%		Amount (000's)	Value (000's)
				Through Trust
Advertising - 0.01%				5.63%, 07/15/2022(f)			290	305

Lamar Media Corp				American Airlines 2013-2 Class A Pass
5.00%, 05/01/2023		$155	$160
				Through Trust

Outfront Media Capital LLC / Outfront Media				4.95%, 07/15/2024			1,452	1,552
Capital Corp
				American Airlines 2014-1 Class A Pass
5.25%, 02/15/2022		115	119
				Through Trust
			$279	3.70%, 04/01/2028			1,300	1,337
Aerospace & Defense - 0.38%				American Airlines 2015-1 Class A Pass
Air 2 US				Through Trust
8.03%, 10/01/2020(f)		63	65
8.63%, 10/01/2020(f)		76	78	3.38%, 11/01/2028			4,565	4,608
				American Airlines 2015-1 Class B Pass
Arconic Inc				Through Trust
5.40%, 04/15/2021		210	225	3.70%, 11/01/2024			218	219
BAE Systems PLC				American Airlines 2016-3 Class A Pass
4.13%, 06/08/2022	GBP	100	148	Through Trust
General Dynamics Corp				3.25%, 04/15/2030			1,143	1,134
2.38%, 11/15/2024		$4,315	4,235	American Airlines 2017-1 Class AA Pass
Lockheed Martin Corp				Through Trust
2.50%, 11/23/2020		110	111	3.65%, 08/15/2030			2,360	2,437
Rockwell Collins Inc				Continental Airlines 2007-1 Class A Pass
3.50%, 03/15/2027		80	82	Through Trust
TransDigm Inc				5.98%, 10/19/2023			1,492	1,650
6.50%, 07/15/2024		110	114	United Airlines 2014-1 Class A Pass Through
Triumph Group Inc				Trust
7.75%, 08/15/2025(f)		2,610	2,789
				4.00%, 10/11/2027			2,353	2,470
United Technologies Corp
2.80%, 05/04/2024		3,130	3,127

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Airlines (continued)			Automobile Asset Backed Securities (continued)
United Airlines 2014-2 Class A Pass Through			Drive Auto Receivables Trust 2016-C
Trust			2.37%, 11/16/2020(f)		$8,000	$8,024
3.75%, 03/03/2028	$2,151	$2,221	Drive Auto Receivables Trust 2017-1
United Airlines 2016-1 Class AA Pass			1.58%, 05/15/2019		5,945	5,948
Through Trust			1 Month LIBOR + 0.34%
3.10%, 01/07/2030	940	943	Drive Auto Receivables Trust 2017-2
US Airways 2001-1G Pass Through Trust			1.52%, 08/15/2019		6,000	6,001
7.08%, 09/20/2022	102	108	1 Month LIBOR + 0.28%
US Airways 2013-1 Class A Pass Through			2.25%, 06/15/2021		5,150	5,153
Trust			Drive Auto Receivables Trust 2017-A
3.95%, 05/15/2027	1,164	1,209	2.51%, 01/15/2021(f)		5,350	5,372
		$20,193	Enterprise Fleet Financing LLC
Apparel - 0.00%			1.59%, 02/22/2021(f)		3,222	3,222
Hanesbrands Inc			Ford Credit Auto Owner Trust 2016-A
4.88%, 05/15/2026(f)	35	36	1.39%, 07/15/2020		1,620	1,617
Under Armour Inc			GM Financial Automobile Leasing Trust
3.25%, 06/15/2026	15	13	2016-2
		$49	1.74%, 10/22/2018		2,055	2,057
Automobile Asset Backed Securities - 4.65%			1 Month LIBOR + 0.50%
AmeriCredit Automobile Receivables 2015-4			GM Financial Automobile Leasing Trust
2.11%, 01/08/2021	1,575	1,577	2016-3
2.88%, 07/08/2021	1,750	1,763	1.35%, 02/20/2019		1,096	1,095
AmeriCredit Automobile Receivables 2016-1			1.60%, 02/20/2019		5,803	5,806
2.89%, 01/10/2022	5,700	5,761	1 Month LIBOR + 0.36%
AmeriCredit Automobile Receivables Trust			1.97%, 05/20/2020		2,100	2,085
2014-2			2.38%, 05/20/2020		1,250	1,244
2.18%, 06/08/2020	2,000	2,004	GM Financial Automobile Leasing Trust
AmeriCredit Automobile Receivables Trust			2017-1
2015-2			2.48%, 08/20/2020		3,500	3,508
2.40%, 01/08/2021	7,850	7,887	2.74%, 08/20/2020		3,600	3,594
AmeriCredit Automobile Receivables Trust			GM Financial Automobile Leasing Trust
2016-2			2017-3
1.94%, 10/08/2019	1,184	1,185	1.48%, 01/21/2020		12,125	12,132
1 Month LIBOR + 0.70%			1 Month LIBOR + 0.24%
2.87%, 11/08/2021	4,325	4,371	Hertz Fleet Lease Funding LP
AmeriCredit Automobile Receivables Trust			1.88%, 04/10/2031(f)		9,750	9,766
2016-3			1 Month LIBOR + 0.65%
1.79%, 11/08/2019	1,278	1,279	Hyundai Auto Lease Securitization Trust
1 Month LIBOR + 0.56%			2017	-A
			1.56%, 07/15/2019(f)		461	460
Americredit Automobile Receivables Trust
2016-4			Nissan Auto Lease Trust 2016-B
1.34%, 04/08/2020	2,528	2,525	1.52%, 12/17/2018		6,446	6,450
2.41%, 07/08/2022	7,000	6,986	1 Month LIBOR + 0.28%
AmeriCredit Automobile Receivables Trust			Nissan Auto Lease Trust 2017-A
2017-1			1.44%, 09/16/2019		5,350	5,354
1.51%, 05/18/2020	975	974	1 Month LIBOR + 0.20%
2.71%, 08/18/2022	3,000	3,004	OneMain Direct Auto Receivables Trust 2016-
ARI Fleet Lease Trust 2016-A			1
1.82%, 07/15/2024(f)	752	753	2.04%, 01/15/2021(f)		1,097	1,098
Capital Auto Receivables Asset Trust 2015-2			Santander Drive Auto Receivables Trust 2014-
1.73%, 09/20/2019	383	384	1
Capital Auto Receivables Asset Trust 2015-3			2.36%, 04/15/2020		217	218
1.94%, 01/21/2020	1,255	1,257	Santander Drive Auto Receivables Trust 2014-
Capital Auto Receivables Asset Trust 2016-2			5
1.83%, 01/22/2019	243	243	2.46%, 06/15/2020		3,270	3,280
1 Month LIBOR + 0.59%			Santander Drive Auto Receivables Trust 2016-
Capital Auto Receivables Asset Trust 2016-3			2
1.66%, 04/22/2019	213	213	2.66%, 11/15/2021		3,500	3,530
1 Month LIBOR + 0.42%			Santander Drive Auto Receivables Trust 2016-
CarMax Auto Owner Trust 2014-4			3
2.44%, 11/16/2020	2,000	2,010	1.34%, 11/15/2019		259	259
CarMax Auto Owner Trust 2017-1			Santander Drive Auto Receivables Trust 2017-
1.98%, 11/15/2021	200	200	1
CarMax Auto Owner Trust 2017-3			2.58%, 05/16/2022		5,000	5,004
1.35%, 08/15/2018	1,969	1,968	World Omni Auto Receivables Trust 2014-B
Chesapeake Funding II LLC			1.14%, 01/15/2020		2,741	2,738
2.39%, 03/15/2028(f)	5,615	5,634	World Omni Automobile Lease Securitization
1 Month LIBOR + 1.15%			Trust 2016-A
Drive Auto Receivables Trust			1.65%, 02/15/2019		6,581	6,589
2.30%, 05/17/2021(c),(d)	2,275	2,275	1 Month LIBOR + 0.41%
Drive Auto Receivables Trust 2016-A						$166,128
3.17%, 05/15/2020(f)	271	271

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Automobile Manufacturers - 1.08%				Banks (continued)
BCD Acquisition Inc				Bank of America Corp (continued)
9.63%, 09/15/2023(f)		$90	$98	4.44%, 01/20/2048		$690	$748
Daimler Finance North America LLC				3 Month LIBOR + 1.99%
1.65%, 03/02/2018(f)		2,830	2,831	5.13%, 12/31/2049(e)		2,255	2,309
2.25%, 03/02/2020(f)		1,730	1,735	3 Month LIBOR + 3.39%
2.85%, 01/06/2022(f)		2,175	2,202	6.10%, 12/31/2049(e)		3,955	4,415
Daimler International Finance BV				3 Month LIBOR + 3.90%
3.50%, 06/06/2019	GBP	150	207	7.00%, 07/31/2028	GBP	100	188
Ford Motor Co				Bank of New York Mellon Corp/The
5.29%, 12/08/2046		$1,215	1,287	4.62%, 12/31/2049(e)		$7,125	7,330
Ford Motor Credit Co LLC				3 Month LIBOR + 3.13%
2.60%, 11/04/2019		1,275	1,284	4.95%, 12/31/2049(e)		10,420	10,889
3.34%, 03/28/2022		1,725	1,760	3 Month LIBOR + 3.42%
General Motors Co				Barclays PLC
3.50%, 10/02/2018		4,320	4,382	4.84%, 05/09/2028		910	949
4.88%, 10/02/2023		2,488	2,713	BBVA Banco Continental SA
6.25%, 10/02/2043		1,620	1,870	5.00%, 08/26/2022(f)		975	1,062
General Motors Financial Co Inc				BBVA Subordinated Capital SAU
3.45%, 01/14/2022		1,670	1,712	3.50%, 04/11/2024	EUR	200	244
3.95%, 04/13/2024		1,260	1,299	EUR Swap Annual 5YR + 2.55%
Jaguar Land Rover Automotive PLC				BNP Paribas SA
4.50%, 10/01/2027(f)		1,820	1,802	6.75%, 12/31/2049(e),(f)		$4,330	4,736
Mclaren Finance PLC				USSW5 Index Spread + 4.92%
5.75%, 08/01/2022(f)		385	396	BPCE SA
Navistar International Corp				2.65%, 02/03/2021		250	252
8.25%, 11/01/2021		1,715	1,722	2.75%, 12/02/2021		2,755	2,787
Toyota Motor Credit Corp				2.75%, 11/30/2027	EUR	600	757
1.74%, 01/17/2019		1,320	1,323	EUR Swap Annual 5YR + 2.37%
3 Month LIBOR + 0.39%				4.50%, 03/15/2025(f)		$2,080	2,172
Volkswagen Group of America Finance LLC				4.88%, 04/01/2026(f)		2,730	2,930
1.76%, 11/20/2017(f)		10,000	10,002	5.25%, 04/16/2029	GBP	200	315
3 Month LIBOR + 0.44%				5.70%, 10/22/2023(f)		$6,075	6,783
			$38,625	CIT Group Inc
Automobile Parts & Equipment - 0.17%				3.88%, 02/19/2019		320	325
Allison Transmission Inc				5.80%, 12/31/2049(e)		500	518
4.75%, 10/01/2027(f)		140	141	3 Month LIBOR + 3.97%
5.00%, 10/01/2024(f)		1,050	1,095	Citigroup Inc
American Axle & Manufacturing Inc				2.31%, 07/24/2023		2,380	2,391
6.25%, 04/01/2025(f)		2,090	2,142	3 Month LIBOR + 0.95%
Dana Inc				2.71%, 03/30/2021		1,835	1,881
5.50%, 12/15/2024		1,130	1,192	3 Month LIBOR + 1.38%
Goodyear Tire & Rubber Co/The				3.50%, 05/15/2023		3,330	3,389
5.13%, 11/15/2023		135	139	3.52%, 10/27/2028		3,090	3,081
IHO Verwaltungs GmbH				3 Month LIBOR + 1.15%
4.75%, 09/15/2026(f),(g)		305	311	4.28%, 04/24/2048		1,090	1,145
ZF North America Capital Inc				3 Month LIBOR + 1.84%
4.75%, 04/29/2025(f)		870	914	4.45%, 09/29/2027		2,365	2,496
			$5,934	4.75%, 05/18/2046		605	657
Banks - 9.92%				CoBank ACB
Banco de Credito e Inversiones				6.25%, 12/31/2049(e)		1,270	1,395
3.50%, 10/12/2027(f)		1,500	1,462	3 Month LIBOR + 4.66%
Banco do Brasil SA/Cayman				Cooperatieve Rabobank UA
4.63%, 01/15/2025(f)		1,625	1,622	4.38%, 08/04/2025		635	673
Banco General SA				4.63%, 05/23/2029	GBP	250	384
4.13%, 08/07/2027(f)		1,900	1,890	5.25%, 09/14/2027		125	199
Banco Inbursa SA Institucion de Banca				5.25%, 08/04/2045		$2,220	2,650
Multiple				5.50%, 12/31/2049(e)	EUR	425	543
4.38%, 04/11/2027(f)		1,275	1,265	EUR Swap Annual 5YR + 5.25%
Banco Santander SA				Corp Financiera de Desarrollo SA
6.25%, 12/31/2049(e)	EUR	600	732	4.75%, 07/15/2025(f)		$475	511
EUR Swap Annual 5YR + 5.41%				Credit Suisse Group AG
6.37%, 12/31/2049(e)		$3,000	3,120	2.52%, 12/14/2023(f)		2,500	2,524
USSW5 Index Spread + 4.79%				3 Month LIBOR + 1.20%
Bank of America Corp				3.00%, 12/14/2023(f)		4,890	4,878
2.02%, 07/21/2021		2,485	2,493	3 Month LIBOR + 1.20%
3 Month LIBOR + 0.66%				4.28%, 01/09/2028(f)		250	261
3.59%, 07/21/2028		8,860	8,950	7.13%, 12/31/2049(e)		5,310	5,814
3 Month LIBOR + 1.37%				USSW5 Index Spread + 5.11%
4.20%, 08/26/2024		7,205	7,609	Discover Bank
4.24%, 04/24/2038		2,415	2,560	3.10%, 06/04/2020		630	642
3 Month LIBOR + 1.81%				First Republic Bank/CA
4.25%, 10/22/2026		7,011	7,361	4.63%, 02/13/2047		250	259

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)				Banks (continued)
Goldman Sachs Group Inc/The				Royal Bank of Scotland Group
2.00%, 07/27/2023		$500	$621	PLC (continued)
2.36%, 07/24/2023		3,870	3,895	3.66%, 03/29/2049(e)		$390	$378
3 Month LIBOR + 1.00%				3 Month LIBOR + 2.32%
2.91%, 06/05/2023		240	240	3.88%, 09/12/2023		6,695	6,867
3 Month LIBOR + 1.05%				5.13%, 05/28/2024		410	439
4.25%, 01/29/2026	GBP	100	149	6.13%, 12/15/2022		165	184
5.00%, 12/31/2049(e),(h)		$8,640	8,651	7.50%, 12/31/2049(e)		4,601	4,930
3 Month LIBOR + 2.87%				USSW5 Index Spread + 5.80%
5.15%, 05/22/2045		2,775	3,160	Santander Issuances SAU
5.38%, 12/31/2049(e)		8,445	8,762	2.50%, 03/18/2025	EUR	100	123
3 Month LIBOR + 3.92%				Santander UK PLC
5.95%, 01/15/2027		914	1,069	1.88%, 02/17/2020	GBP	100	135
6.75%, 10/01/2037		3,235	4,271	5.00%, 11/07/2023(f)		$7,935	8,580
HSBC Holdings PLC				Skandinaviska Enskilda Banken AB
3.60%, 05/25/2023		400	416	2.50%, 05/28/2026	EUR	250	310
4.38%, 11/23/2026		3,355	3,528	EUR Swap Annual 5YR + 1.45%
6.00%, 12/31/2049(e)		4,025	4,277	5.75%, 12/31/2049(e)		$9,900	10,345
USD ICE SWAP Rate NY 5 + 3.75%				USSW5 Index Spread + 3.85%
ING Bank NV				7.09%, 12/29/2049(e)	EUR	250	294
5.80%, 09/25/2023(f)		1,800	2,050	Euribor 3 Month + 3.40%
ING Groep NV				Svenska Handelsbanken AB
6.00%, 12/31/2049(e)		1,935	2,031	2.66%, 01/15/2024		500	600
USSW5 Index Spread + 4.45%				EUR Swap Annual 5YR + 1.43%
Intesa Sanpaolo SpA				Synchrony Bank
3.13%, 07/14/2022(f)		4,355	4,367	3.00%, 06/15/2022		$2,255	2,251
3.88%, 07/14/2027(f)		3,890	3,915	UBS AG
3.93%, 09/15/2026	EUR	650	839	4.75%, 02/12/2026	EUR	250	325
5.71%, 01/15/2026(f)		$19,145	20,349	EUR Swap Annual 5YR + 3.40%
JPMorgan Chase & Co				UBS Group AG
2.27%, 04/25/2023		1,595	1,616	5.75%, 12/31/2049(e)		675	915
3 Month LIBOR + 0.90%				EUR Swap Annual 5YR + 5.29%
2.75%, 08/24/2022	EUR	300	390	6.88%, 12/31/2049(e)		$5,475	6,146
3.22%, 03/01/2025		$2,460	2,486	USSW5 Index Spread + 4.59%
3 Month LIBOR + 1.16%				UBS Group Funding Switzerland AG
3.50%, 12/18/2026	GBP	100	147	2.27%, 08/15/2023(f)		10,395	10,429
3.88%, 07/24/2038		$2,870	2,894	3 Month LIBOR + 0.95%
3 Month LIBOR + 1.36%				4.25%, 03/23/2028(f)		1,835	1,933
4.13%, 12/15/2026		3,615	3,792	UniCredit SpA
4.25%, 10/01/2027		2,845	3,006	5.86%, 06/19/2032(f)		3,245	3,465
4.62%, 12/31/2049(e)		8,985	8,904	USD ICE SWAP Rate NY 5 + 3.70%
3 Month LIBOR + 2.58%				Wells Fargo & Co
4.95%, 06/01/2045		1,625	1,851	2.61%, 10/31/2023		2,590	2,665
5.00%, 12/31/2049(e)		600	619	3 Month LIBOR + 1.23%
3 Month LIBOR + 3.32%				3.07%, 01/24/2023		3,245	3,288
5.63%, 08/16/2043		2,250	2,758	4.40%, 06/14/2046		3,925	4,051
Lloyds Banking Group PLC				Westpac Banking Corp/New Zealand
4.58%, 12/10/2025		3,365	3,549	5.00%, 12/31/2049(e)		7,790	7,830
4.65%, 03/24/2026		5,890	6,253	USD ICE SWAP Rate NY 5 + 2.89%
7.00%, 12/31/2049(e)	GBP	200	283				$354,211
GBP Swap 5YR + 5.06%				Beverages - 0.81%
Morgan Stanley				Anheuser-Busch InBev Finance Inc
1.88%, 04/27/2027	EUR	500	603	2.65%, 02/01/2021		4,900	4,963
2.53%, 05/08/2024		$5,665	5,760	3.65%, 02/01/2026		5,015	5,175
3 Month LIBOR + 1.22%				4.70%, 02/01/2036		3,055	3,345
2.63%, 03/09/2027	GBP	230	309	4.90%, 02/01/2046		4,830	5,432
3.97%, 07/22/2038		$80	81	Anheuser-Busch InBev SA/NV
3 Month LIBOR + 1.46%				1.50%, 04/18/2030	EUR	675	800
4.38%, 01/22/2047		2,325	2,469	4.00%, 09/24/2025	GBP	150	226
5.00%, 11/24/2025		10,015	10,924	Central American Bottling Corp
5.55%, 12/31/2049(e)		2,700	2,835	5.75%, 01/31/2027(f)		$525	554
3 Month LIBOR + 3.81%				5.75%, 01/31/2027		1,075	1,135
5.75%, 01/25/2021		1,985	2,190	Coca-Cola Icecek AS
PNC Bank NA				4.22%, 09/19/2024(f)		525	526
6.00%, 12/07/2017		7,400	7,432	4.75%, 10/01/2018(f)		1,050	1,066
PNC Financial Services Group Inc/The				Constellation Brands Inc
5.00%, 12/31/2049(e)		1,205	1,277
				3.88%, 11/15/2019		320	331
3 Month LIBOR + 3.30%				Corp Lindley SA
Royal Bank of Scotland Group PLC				6.75%, 11/23/2021(f)		307	344
2.78%, 05/15/2023		7,555	7,621	6.75%, 11/23/2021		379	424
3 Month LIBOR + 1.47%
3.63%, 03/25/2024	EUR	450	543
EUR Swap Annual 5YR + 2.65%

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Beverages (continued)			Chemicals (continued)
Molson Coors Brewing Co			Consolidated Energy Finance
1.25%, 07/15/2024	$175	$208	SA (continued)
4.20%, 07/15/2046	10	10	6.75%, 10/15/2019(f)	$1,058	$1,077
PepsiCo Inc			6.88%, 06/15/2025(f)	1,340	1,417
3.00%, 10/15/2027	2,680	2,667	Dow Chemical Co/The
4.45%, 04/14/2046	555	619	4.38%, 11/15/2042	20	21
Pernod Ricard SA			Equate Petrochemical BV
5.75%, 04/07/2021(f)	1,045	1,158	3.00%, 03/03/2022(f)	925	915
		$28,983	3.00%, 03/03/2022	375	371
Biotechnology - 0.41%			GCP Applied Technologies Inc
Amgen Inc			9.50%, 02/01/2023(f)	95	106
4.66%, 06/15/2051	960	1,038	Hexion Inc
Celgene Corp			6.63%, 04/15/2020	75	67
2.13%, 08/15/2018	815	817	Mexichem SAB de CV
2.88%, 08/15/2020	1,905	1,935	4.88%, 09/19/2022(f)	1,100	1,171
3.45%, 11/15/2027(c),(h)	1,290	1,288	Monsanto Co
4.35%, 11/15/2047(c),(h)	2,585	2,578	3.95%, 04/15/2045	2,780	2,681
5.00%, 08/15/2045	2,525	2,780	4.40%, 07/15/2044	802	833
5.25%, 08/15/2043	115	133	NOVA Chemicals Corp
Genzyme Corp			5.25%, 06/01/2027(f)	1,180	1,204
5.00%, 06/15/2020	30	32	Olin Corp
Gilead Sciences Inc			5.13%, 09/15/2027	40	42
1.85%, 09/20/2019	1,230	1,229	Platform Specialty Products Corp
2.50%, 09/01/2023	30	30	6.50%, 02/01/2022(f)	65	67
4.15%, 03/01/2047	2,695	2,777	Sherwin-Williams Co/The
		$14,637	3.13%, 06/01/2024	85	86
Building Materials - 0.31%			3.45%, 06/01/2027	3,355	3,408
BMC East LLC			4.50%, 06/01/2047	595	631
5.50%, 10/01/2024(f)	725	759	Solvay Finance America LLC
Boise Cascade Co			4.45%, 12/03/2025(f)	1,675	1,798
5.63%, 09/01/2024(f)	840	874			$26,815
Cemex SAB de CV			Coal - 0.03%
5.70%, 01/11/2025	1,950	2,052	Alliance Resource Operating Partners LP /
6.13%, 05/05/2025(f)	1,220	1,301	Alliance Resource Finance Corp
Johnson Controls International plc			7.50%, 05/01/2025(f)	910	961
5.13%, 09/14/2045	2,110	2,426	CONSOL Energy Inc
Masco Corp			5.88%, 04/15/2022	65	66
3.50%, 04/01/2021	50	51			$1,027
Norbord Inc			Commercial Mortgage Backed Securities - 5.29%
5.38%, 12/01/2020(f)	650	689	Banc of America Commercial Mortgage Trust
Owens Corning			2008-1
7.00%, 12/01/2036	1,170	1,529	6.34%, 02/10/2051(g)	3,255	3,271
St Marys Cement Inc Canada			Banc of America Commercial Mortgage Trust
5.75%, 01/28/2027(f)	1,275	1,342	2016-UBS10
Standard Industries Inc/NJ			4.91%, 07/15/2049(g)	3,000	3,187
6.00%, 10/15/2025(f)	100	108	BANK 2017-BNK5
		$11,131	3.39%, 06/15/2060	2,350	2,417
Chemicals - 0.75%			CFCRE Commercial Mortgage Trust 2011-
A Schulman Inc			C2
6.87%, 06/01/2023	800	843	5.75%, 12/15/2047(f),(g)	800	876
Aruba Investments Inc			Citigroup Commercial Mortgage Trust 2012-
8.75%, 02/15/2023(f)	1,310	1,336	GC8
Ashland LLC			4.29%, 09/10/2045(f)	800	837
4.75%, 08/15/2022	60	63	Citigroup Commercial Mortgage Trust 2015-
Blue Cube Spinco Inc			GC29
9.75%, 10/15/2023	565	671	3.19%, 04/10/2048	3,000	3,050
Braskem Finance Ltd			4.15%, 04/10/2048(g)	2,000	1,969
5.38%, 05/02/2022	1,225	1,314	Citigroup Commercial Mortgage Trust 2015-
6.45%, 02/03/2024	1,075	1,226	GC35
Braskem Netherlands Finance BV			3.82%, 11/10/2048	1,000	1,057
4.50%, 01/10/2028(f)	1,525	1,518	Citigroup Commercial Mortgage Trust 2016-
CF Industries Inc			GC37
5.15%, 03/15/2034	1,380	1,377	3.58%, 04/10/2049(g)	1,750	1,753
7.13%, 05/01/2020	290	319	Citigroup Commercial Mortgage Trust 2017-
Chemours Co/The			C4
6.63%, 05/15/2023	130	138	1.28%, 10/12/2050(g),(i)	13,000	1,048
Chevron Phillips Chemical Co LLC / Chevron			COMM 2012-CCRE5 Mortgage Trust
Phillips Chemical Co LP			3.22%, 12/10/2045(f)	2,000	2,033
3.40%, 12/01/2026(f)	1,815	1,866
Consolidated Energy Finance SA
5.07%, 06/15/2022(f)	250	249
3 Month LIBOR + 3.75%

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
COMM 2013-CCRE11 Mortgage Trust			JP Morgan Chase Commercial Mortgage
1.13%, 08/10/2050(g),(i)	$58,321	$2,705	Securities Trust 2016-JP4 (continued)
4.72%, 08/10/2050(g)	5,000	5,473	3.65%, 12/15/2049(g)	$1,600	$1,672
COMM 2013-CCRE6 Mortgage Trust			JPMBB Commercial Mortgage Securities
4.13%, 03/10/2046(f),(g)	500	457	Trust 2013-C15
COMM 2013-CCRE8 Mortgage Trust			1.26%, 11/15/2045(g),(i)	33,660	1,452
3.96%, 06/10/2046(f),(g)	3,000	3,062	JPMBB Commercial Mortgage Securities
COMM 2013-LC6 Mortgage Trust			Trust 2014-C18
4.27%, 01/10/2046(f),(g)	1,470	1,368	4.81%, 02/15/2047(g)	1,000	1,067
COMM 2014-CCRE16 Mortgage Trust			4.81%, 02/15/2047(g)	2,700	2,795
4.05%, 04/10/2047	600	642	JPMBB Commercial Mortgage Securities
COMM 2014-CCRE17 Mortgage Trust			Trust 2014-C19
4.73%, 05/10/2047(g)	2,400	2,360	1.16%, 04/15/2047(g),(i)	45,103	1,294
COMM 2014-LC17 Mortgage Trust			JPMBB Commercial Mortgage Securities
4.49%, 10/10/2047(g)	5,000	5,282	Trust 2014-C24
COMM 2014-UBS5 Mortgage Trust			1.06%, 11/15/2047(g),(i)	9,343	411
1.04%, 09/10/2047(g),(i)	69,366	2,961	3.92%, 11/15/2047(f),(g)	1,000	846
COMM 2015-CCRE22 Mortgage Trust			4.42%, 11/15/2047(g)	4,350	4,413
4.12%, 03/10/2048(g)	1,611	1,605	JPMBB Commercial Mortgage Securities
COMM 2015-LC23 Mortgage Trust			Trust 2015-C28
3.77%, 10/10/2048	2,000	2,119	3.99%, 10/15/2048	7,000	7,016
COMM 2015-PC1 Mortgage Trust			JPMBB Commercial Mortgage Securities
4.29%, 07/10/2050(g)	2,000	2,126	Trust 2015-C31
Commercial Mortgage Pass Through			0.99%, 08/15/2048(g),(i)	42,312	2,289
Certificates			JPMCC Commercial Mortgage Securities
4.76%, 10/15/2045(f),(g)	2,715	2,641	Trust 2017-JP7
Credit Suisse Commercial Mortgage Trust			3.81%, 09/15/2050(g)	2,500	2,449
Series 2006-C5			LB-UBS Commercial Mortgage Trust 2005-
0.66%, 12/15/2039(g),(i)	1,608	—	C3
DBJPM 16-C3 Mortgage Trust			0.81%, 07/15/2040(f),(g),(i)	2,447	34
2.89%, 09/10/2049	2,000	1,984	LB-UBS Commercial Mortgage Trust 2007-
DBUBS 2011-LC2 Mortgage Trust			C1
5.54%, 07/10/2044(f),(g)	5,000	5,251	0.23%, 02/15/2040(g),(i)	581	—
GE Commercial Mortgage Corp Series 2007-			LB-UBS Commercial Mortgage Trust 2007-
C1 Trust			C6
5.61%, 12/10/2049(g)	6,000	6,086	6.11%, 07/15/2040(g)	2,388	2,386
GS Mortgage Securities Trust 2011-GC5			Morgan Stanley Bank of America Merrill
1.35%, 08/10/2044(f),(g),(i)	93,590	3,823	Lynch Trust 2013-C11
GS Mortgage Securities Trust 2012-GCJ7			0.53%, 08/15/2046(g),(i)	25,745	333
2.23%, 05/10/2045(g),(i)	13,896	899	Morgan Stanley Bank of America Merrill
GS Mortgage Securities Trust 2013-GC16			Lynch Trust 2013-C9
1.40%, 11/10/2046(g),(i)	28,897	1,251	3.46%, 05/15/2046	1,781	1,813
5.33%, 11/10/2046(g)	800	825	Morgan Stanley Bank of America Merrill
GS Mortgage Securities Trust 2013-GCJ12			Lynch Trust 2014-C15
3.78%, 06/10/2046(g)	555	565	1.13%, 04/15/2047(g),(i)	53,151	2,463
GS Mortgage Securities Trust 2014-GC26			4.05%, 04/15/2047	3,000	3,204
1.07%, 11/10/2047(g),(i)	49,328	2,676	Morgan Stanley Bank of America Merrill
GS Mortgage Securities Trust 2015-GC34			Lynch Trust 2014-C16
3.51%, 10/10/2048	1,482	1,535	1.17%, 06/15/2047(g),(i)	24,964	1,217
GS Mortgage Securities Trust 2015-GS1			4.76%, 06/15/2047(g)	4,250	4,362
3.73%, 11/10/2048	3,250	3,433	Morgan Stanley Bank of America Merrill
JP Morgan Chase Commercial Mortgage			Lynch Trust 2014-C18
Securities Trust 2005-CIBC12			4.44%, 10/15/2047(g)	3,864	4,045
5.44%, 09/12/2037(g)	244	5	Morgan Stanley Bank of America Merrill
JP Morgan Chase Commercial Mortgage			Lynch Trust 2015-C20
Securities Trust 2010-C1			3.61%, 02/15/2048	2,000	2,028
5.95%, 06/15/2043(f)	2,585	2,585	4.16%, 02/15/2048	1,975	2,003
JP Morgan Chase Commercial Mortgage			Morgan Stanley Bank of America Merrill
Securities Trust 2011-C5			Lynch Trust 2015-C26
5.41%, 08/15/2046(f),(g)	800	857	3.89%, 10/15/2048(g)	3,000	3,121
JP Morgan Chase Commercial Mortgage			Morgan Stanley Bank of America Merrill
Securities Trust 2012-LC9			Lynch Trust 2016-C30
1.63%, 12/15/2047(g),(i)	17,752	1,087	3.18%, 09/15/2049	1,571	1,536
3.35%, 12/15/2047(f)	2,000	2,043	Morgan Stanley Bank of America Merrill
JP Morgan Chase Commercial Mortgage			Lynch Trust 2016-C31
Securities Trust 2013-C16			3.10%, 11/15/2049	2,579	2,588
1.11%, 12/15/2046(g),(i)	11,408	452	Morgan Stanley Bank of America Merrill
JP Morgan Chase Commercial Mortgage			Lynch Trust 2016-C32
Securities Trust 2016-JP3			3.72%, 12/15/2049	3,375	3,541
3.14%, 08/15/2049	3,000	2,950
JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4
3.46%, 12/15/2049(g)	1,682	1,623

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)				Commercial Services (continued)
Morgan Stanley Capital I Trust 2016-UBS9				Service Corp International/US
3.59%, 03/15/2049		$1,500	$1,560	5.38%, 05/15/2024	$205	$216
MSBAM Commercial Mortgage Securities				Team Health Holdings Inc
Trust 2012-CKSV				6.38%, 02/01/2025(f)	1,030	948
1.10%, 10/15/2030(f),(g),(i)		22,596	1,009	TMS International Corp
UBS Commercial Mortgage Trust 2012-C1				7.25%, 08/15/2025(f)	1,095	1,141
3.40%, 05/10/2045		491	509	United Rentals North America Inc
UBS-Barclays Commercial Mortgage Trust				4.63%, 10/15/2025	910	931
2012	-C3			4.88%, 01/15/2028	310	312
3.09%, 08/10/2049		1,210	1,242	5.88%, 09/15/2026	110	120
5.04%, 08/10/2049(f),(g)		1,500	1,572			$8,362
UBS-Barclays Commercial Mortgage Trust				Computers - 1.04%
2012	-C4			Apple Inc
1.66%, 12/10/2045(f),(g),(i)		21,140	1,358	2.85%, 05/11/2024	110	111
3.32%, 12/10/2045(f)		2,300	2,322	3.00%, 02/09/2024	4,950	5,049
UBS-Barclays Commercial Mortgage Trust				3.00%, 06/20/2027	1,685	1,685
2013	-C5			3.20%, 05/11/2027	2,520	2,558
3.18%, 03/10/2046		1,580	1,623	3.85%, 08/04/2046	1,825	1,846
4.08%, 03/10/2046(f),(g)		1,090	987	4.25%, 02/09/2047	1,740	1,866
Wells Fargo Commercial Mortgage Trust				4.65%, 02/23/2046	3,865	4,406
2015-NX	S3			Compiler Finance Sub Inc
4.49%, 09/15/2057(g)		1,400	1,452	7.00%, 05/01/2021(f)	195	197
Wells Fargo Commercial Mortgage Trust				Dell Inc
2016	-C36			5.65%, 04/15/2018	365	371
3.07%, 11/15/2059		750	754	Dell International LLC / EMC Corp
Wells Fargo Commercial Mortgage Trust				3.48%, 06/01/2019(f)	105	107
2017	-C38			5.45%, 06/15/2023(f)	3,650	4,000
3.45%, 07/15/2050		3,000	3,099	5.88%, 06/15/2021(f)	365	382
Wells Fargo Commercial Mortgage Trust				6.02%, 06/15/2026(f)	2,775	3,092
2017	-RC1			7.13%, 06/15/2024(f)	1,975	2,180
3.63%, 01/15/2060		5,000	5,220	8.35%, 07/15/2046(f)	5,105	6,615
WFRBS Commercial Mortgage Trust 2013-				EMC Corp
C12				2.65%, 06/01/2020	320	316
1.36%, 03/15/2048(f),(g),(i)		49,167	2,550	Hewlett Packard Enterprise Co
WFRBS Commercial Mortgage Trust 2014-				2.85%, 10/05/2018	1,390	1,402
C22				West Corp
4.07%, 09/15/2057(g)		5,000	5,235	8.50%, 10/15/2025(f)	715	694
4.37%, 09/15/2057(g)		2,000	2,051	Western Digital Corp
WFRBS Commercial Mortgage Trust 2014-				10.50%, 04/01/2024	145	170
C23						$37,047
0.67%, 10/15/2057(g),(i)		53,247	1,744
				Consumer Products - 0.37%
			$188,894	ACCO Brands Corp
Commercial Services - 0.23%				5.25%, 12/15/2024(f)	945	979
ADT Corp/The				Reckitt Benckiser Treasury Services PLC
6.25%, 10/15/2021		120	133	1.89%, 06/24/2022(f)	4,575	4,590
Ahern Rentals Inc				3 Month LIBOR + 0.56%
7.38%, 05/15/2023(f)		1,530	1,400	2.75%, 06/26/2024(f)	7,685	7,562
APX Group Inc				Spectrum Brands Inc
7.63%, 09/01/2023		60	63	5.75%, 07/15/2025	135	143
Ashtead Capital Inc						$13,274
4.13%, 08/15/2025(f)		285	287
				Cosmetics & Personal Care - 0.00%
Avis Budget Car Rental LLC / Avis Budget				Avon International Operations Inc
Finance Inc				7.88%, 08/15/2022(f)	80	81
5.50%, 04/01/2023		45	46
DP World Ltd				Credit Card Asset Backed Securities - 0.88%
6.85%, 07/02/2037		540	668	Barclays Dryrock Issuance Trust
GW Honos Security Corp				1.48%, 09/15/2020	2,250	2,250
8.75%, 05/15/2025(f)		985	1,049	Capital One Multi-Asset Execution Trust
Hertz Corp/The				1.69%, 02/15/2022	500	503
7.63%, 06/01/2022(f)		70	73
				1 Month LIBOR + 0.45%
IHS Markit Ltd				1.75%, 09/16/2024	510	514
4.75%, 02/15/2025(f)		547	578
				1 Month LIBOR + 0.51%
Jaguar Holding Co II / Pharmaceutical Product				1.87%, 02/15/2024	1,900	1,925
Development LLC				1 Month LIBOR + 0.63%
6.38%, 08/01/2023(f)		65	68
				Chase Issuance Trust
Nielsen Finance LLC / Nielsen Finance Co				1.36%, 04/15/2020	6,735	6,730
5.00%, 04/15/2022(f)		155	160	1.65%, 05/17/2021	4,625	4,651
Prime Security Services Borrower LLC /				1 Month LIBOR + 0.41%
Prime Finance Inc				Synchrony Credit Card Master Note Trust
9.25%, 05/15/2023(f)		115	127	2014-1
RR Donnelley & Sons Co				1.61%, 11/15/2020	4,175	4,175
7.88%, 03/15/2021		40	42

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Credit Card Asset Backed Securities (continued)				Diversified Financial Services (continued)
World Financial Network Credit Card Master				Quicken Loans Inc
Trust				5.75%, 05/01/2025(f)		$120	$127
1.44%, 06/15/2022		$575	$574	Springleaf Finance Corp
1.61%, 12/15/2021		650	650	5.25%, 12/15/2019		1,555	1,606
1.72%, 02/15/2022		9,355	9,371	6.90%, 12/15/2017		135	136
1 Month LIBOR + 0.48%				8.25%, 12/15/2020		145	163
			$31,343	SUAM Finance BV
Distribution & Wholesale - 0.08%				4.88%, 04/17/2024(f)		375	403
American Builders & Contractors Supply Co				Synchrony Financial
Inc				2.60%, 01/15/2019		5,930	5,963
5.75%, 12/15/2023(f)		570	605	3.00%, 08/15/2019		500	507
Global Partners LP / GLP Finance Corp				Visa Inc
7.00%, 06/15/2023		975	990	2.20%, 12/14/2020		90	91
H&E Equipment Services Inc							$39,369
5.63%, 09/01/2025(f)		725	766	Electric - 3.13%
HD Supply Inc				Abu Dhabi National Energy Co PJSC
5.75%, 04/15/2024(f)		445	480	4.38%, 06/22/2026(f)		675	695
			$2,841	Adani Transmission Ltd
Diversified Financial Services - 1.10%				4.00%, 08/03/2026(f)		750	753
AerCap Ireland Capital DAC / AerCap Global				AEP Transmission Co LLC
Aviation Trust				4.00%, 12/01/2046		930	960
4.63%, 10/30/2020		265	282	Alabama Power Co
Aircastle Ltd				3.85%, 12/01/2042		850	854
5.00%, 04/01/2023		190	201	Calpine Corp
5.13%, 03/15/2021		220	233	5.75%, 01/15/2025		95	90
Ally Financial Inc				Centrais Eletricas Brasileiras SA
3.25%, 11/05/2018		715	720	5.75%, 10/27/2021		1,250	1,324
4.25%, 04/15/2021		230	239	CMS Energy Corp
4.75%, 09/10/2018		220	224	4.70%, 03/31/2043		910	999
5.75%, 11/20/2025		4,880	5,386	4.88%, 03/01/2044		1,835	2,102
8.00%, 11/01/2031		125	165	Colbun SA
American Express Co				3.95%, 10/11/2027(f)		1,950	1,948
3.00%, 10/30/2024		4,220	4,213	Commonwealth Edison Co
Blackstone Holdings Finance Co LLC				3.70%, 03/01/2045		690	694
2.00%, 05/19/2025	EUR	250	311	3.80%, 10/01/2042		2,170	2,206
BOC Aviation Ltd				4.35%, 11/15/2045		1,660	1,832
2.38%, 09/15/2021(f)		$1,075	1,053	Consolidated Edison Co of New York Inc
Brookfield Finance Inc				4.63%, 12/01/2054		1,940	2,189
4.70%, 09/20/2047		2,495	2,550	Dominion Energy Inc
Brookfield Finance LLC				3.90%, 10/01/2025		1,670	1,748
4.00%, 04/01/2024		3,800	3,945	DPL Inc
Charles Schwab Corp/The				7.25%, 10/15/2021		190	210
5.00%, 06/01/2066(e)		3,200	3,236	DTE Electric Co
3 Month LIBOR + 2.58%				3.75%, 08/15/2047		1,410	1,427
Credit Acceptance Corp				DTE Energy Co
6.13%, 02/15/2021		1,185	1,206	6.38%, 04/15/2033		3,600	4,571
7.38%, 03/15/2023		1,355	1,423	Duke Energy Corp
Doric Nimrod Air Finance Alpha Ltd 2012-1				2.65%, 09/01/2026		1,140	1,094
Class B Pass Through Trust				3.75%, 04/15/2024		1,500	1,568
6.50%, 05/30/2021(f)		682	706	3.75%, 09/01/2046		1,710	1,662
Fly Leasing Ltd				Dynegy Inc
6.38%, 10/15/2021		1,095	1,143	7.38%, 11/01/2022		795	854
GE Capital International Funding Co				8.13%, 01/30/2026(f)		635	705
Unlimited Co				Electricite de France SA
2.34%, 11/15/2020		200	201	2.15%, 01/22/2019(f)		70	70
ILFC E-Capital Trust II				2.35%, 10/13/2020(f)		155	156
4.61%, 12/21/2065(f),(g)		155	150	4.25%, 12/29/2049(e)	EUR	400	497
International Lease Finance Corp				EUR Swap Annual 7YR + 3.02%
6.25%, 05/15/2019		60	64	4.63%, 09/11/2024		250	368
National Rural Utilities Cooperative Finance				4.95%, 10/13/2045(f)		$335	373
Corp				5.50%, 10/17/2041	GBP	100	174
2.40%, 04/25/2022		145	145	5.63%, 12/31/2049(e),(f)		$2,940	3,109
4.75%, 04/30/2043		855	899	USSW10 Index Spread + 3.04%
3 Month LIBOR + 2.91%				6.00%, 12/29/2049(e)	GBP	100	144
Navient Corp				GBP Swap 13YR + 3.96%
5.50%, 01/15/2019		215	222	6.25%, 05/30/2028		50	88
5.88%, 03/25/2021		10	11	Elwood Energy LLC
6.13%, 03/25/2024		530	544	8.16%, 07/05/2026		$605	677
6.63%, 07/26/2021		600	643	Emera US Finance LP
8.00%, 03/25/2020		210	232	2.70%, 06/15/2021		100	100
OneMain Financial Holdings LLC
6.75%, 12/15/2019(f)		25	26

See accompanying notes.				149

Schedule of Investments Core Plus Bond Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)				Electric (continued)
Enel Finance International NV				Virginia Electric & Power Co
2.88%, 05/25/2022(f)		$2,395	$2,409	4.45%, 02/15/2044		$1,560	$1,733
5.75%, 09/14/2040	GBP	50	90	4.65%, 08/15/2043		1,620	1,838
Exelon Corp				Western Power Distribution West Midlands
2.85%, 06/15/2020		$2,560	2,605	PLC
3.50%, 06/01/2022		1,740	1,791	5.75%, 04/16/2032	GBP	100	179
4.45%, 04/15/2046		490	523				$111,790
5.10%, 06/15/2045		60	69	Electronics - 0.08%
Fortis Inc/Canada				Ingram Micro Inc
2.10%, 10/04/2021		2,470	2,424	5.45%, 12/15/2024		$45	46
3.06%, 10/04/2026		4,055	3,937	Sanmina Corp
Georgia Power Co				4.38%, 06/01/2019(f)		155	159
4.30%, 03/15/2042		1,355	1,418	Tech Data Corp
4.30%, 03/15/2043		1,080	1,133	3.70%, 02/15/2022		1,775	1,787
Iberdrola International BV				Tyco Electronics Group SA
3.50%, 02/01/2021	EUR	100	130	1.10%, 03/01/2023	EUR	500	599
Indiantown Cogeneration LP				2.38%, 12/17/2018		$150	151
9.77%, 12/15/2020		$462	494	7.13%, 10/01/2037		105	149
Kentucky Utilities Co							$2,891
3.30%, 10/01/2025		3,105	3,178	Energy - Alternate Sources - 0.00%
Listrindo Capital BV				TerraForm Power Operating LLC
4.95%, 09/14/2026(f)		825	835	6.37%, 02/01/2023(f),(g)		55	58
Louisville Gas & Electric Co
3.30%, 10/01/2025		1,545	1,580	Engineering & Construction - 0.12%
MidAmerican Energy Co				Mexico City Airport Trust
4.25%, 05/01/2046		1,030	1,124	5.50%, 07/31/2047(f)		800	793
Mirant Mid-Atlantic Series C Pass Through				SBA Tower Trust
Trust				2.90%, 10/15/2044(f)		2,375	2,393
10.06%, 12/30/2028		1,203	1,179	Tutor Perini Corp
NextEra Energy Capital Holdings Inc				6.88%, 05/01/2025(f)		1,065	1,149
3.55%, 05/01/2027		2,285	2,354				$4,335
NRG Energy Inc				Entertainment - 0.29%
6.25%, 05/01/2024		835	887	AMC Entertainment Holdings Inc
6.63%, 01/15/2027		100	107	5.75%, 06/15/2025		50	49
7.25%, 05/15/2026		620	672	CCM Merger Inc
OmGrid Funding Ltd				6.00%, 03/15/2022(f)		1,135	1,180
5.20%, 05/16/2027(f)		1,100	1,102
				Cedar Fair LP / Canada's Wonderland Co /
Oncor Electric Delivery Co LLC				Magnum Management Corp / Millennium Op
2.15%, 06/01/2019		4,630	4,633	5.38%, 04/15/2027(f)		40	42
5.25%, 09/30/2040		950	1,153	Cinemark USA Inc
Pacific Gas & Electric Co				4.88%, 06/01/2023		85	87
4.45%, 04/15/2042		30	32	Eldorado Resorts Inc
PacifiCorp				6.00%, 04/01/2025		330	348
2.95%, 06/01/2023		2,466	2,527	7.00%, 08/01/2023		1,175	1,269
3.85%, 06/15/2021		1,137	1,196	GLP Capital LP / GLP Financing II Inc
PPL Electric Utilities Corp				4.38%, 04/15/2021		710	742
3.95%, 06/01/2047		1,945	2,046	5.38%, 04/15/2026		1,030	1,115
4.75%, 07/15/2043		1,375	1,585	International Game Technology PLC
PPL WEM Ltd / Western Power Distribution				6.50%, 02/15/2025(f)		1,010	1,134
Ltd				Lions Gate Entertainment Corp
5.38%, 05/01/2021(f)		5,140	5,559	5.88%, 11/01/2024(f)		900	954
Public Service Electric & Gas Co				Penn National Gaming Inc
3.65%, 09/01/2042		365	361	5.63%, 01/15/2027(f)		595	616
Puget Energy Inc				Regal Entertainment Group
6.00%, 09/01/2021		2,935	3,289	5.75%, 03/15/2022		40	41
Southern California Edison Co				Scientific Games International Inc
4.05%, 03/15/2042		1,610	1,714	6.63%, 05/15/2021		300	310
Southern Co/The				7.00%, 01/01/2022(f)		430	455
2.95%, 07/01/2023		2,035	2,045	10.00%, 12/01/2022		75	83
4.25%, 07/01/2036		1,480	1,542	Six Flags Entertainment Corp
4.40%, 07/01/2046		1,050	1,105	4.88%, 07/31/2024(f)		90	93
5.50%, 03/15/2057		5,225	5,558	WMG Acquisition Corp
3 Month LIBOR + 3.63%				4.88%, 11/01/2024(f)		305	314
Southern Power Co				5.00%, 08/01/2023(f)		575	598
1.85%, 06/20/2026	EUR	550	673	6.75%, 04/15/2022(f)		825	869
Southwestern Public Service Co							$10,299
3.70%, 08/15/2047		$3,395	3,394
				Environmental Control - 0.01%
State Grid Overseas Investment 2016 Ltd				Clean Harbors Inc
3.50%, 05/04/2027		3,000	3,062	5.13%, 06/01/2021		320	324
Talen Energy Supply LLC
7.00%, 10/15/2027		100	65
Three Gorges Finance I Cayman Islands Ltd
3.15%, 06/02/2026		220	219

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Environmental Control (continued)				Gas (continued)
GFL Environmental Inc				Southern Co Gas Capital Corp
9.88%, 02/01/2021(f)		$105	$112	4.40%, 05/30/2047		$2,245	$2,358
Republic Services Inc				Talent Yield Investments Ltd
3.80%, 05/15/2018		50	51	4.50%, 04/25/2022(f)		1,500	1,593
			$487				$9,965
Food - 1.12%				Healthcare - Products - 0.82%
Arcor SAIC				Abbott Laboratories
6.00%, 07/06/2023(f)		2,470	2,658	2.90%, 11/30/2021		2,875	2,920
BI-LO LLC / BI-LO Finance Corp				4.90%, 11/30/2046		415	466
9.25%, 02/15/2019(f)		1,415	1,291	Avantor Inc
Cencosud SA				9.00%, 10/01/2025(f)		40	40
4.38%, 07/17/2027(f)		2,500	2,494	Becton Dickinson and Co
Clearwater Seafoods Inc				2.35%, 06/06/2022		2,235	2,249
6.88%, 05/01/2025(f)		975	1,031	3 Month LIBOR + 1.03%
Gruma SAB de CV				3.70%, 06/06/2027		9,370	9,439
4.88%, 12/01/2024(f)		1,175	1,266	4.67%, 06/06/2047		3,095	3,245
Ingles Markets Inc				DJO Finco Inc / DJO Finance LLC / DJO
5.75%, 06/15/2023		1,015	997	Finance Corp
JBS USA LUX SA / JBS USA Finance Inc				8.13%, 06/15/2021(f)		1,750	1,671
5.75%, 06/15/2025(f)		1,000	970	Hill-Rom Holdings Inc
7.25%, 06/01/2021(f)		380	387	5.75%, 09/01/2023(f)		740	779
Kraft Heinz Foods Co				Kinetic Concepts Inc / KCI USA Inc
2.25%, 05/25/2028	EUR	550	667	7.88%, 02/15/2021(f)		860	896
2.80%, 07/02/2020		$6,475	6,559	Mallinckrodt International Finance SA /
4.38%, 06/01/2046		2,840	2,773	Mallinckrodt CB LLC
5.00%, 07/15/2035		1,155	1,267	4.88%, 04/15/2020(f)		330	330
5.20%, 07/15/2045		1,445	1,576	5.75%, 08/01/2022(f)		95	93
Lamb Weston Holdings Inc				Medtronic Inc
4.63%, 11/01/2024(f)		220	230	2.50%, 03/15/2020		90	91
4.88%, 11/01/2026(f)		835	878	3.50%, 03/15/2025		256	266
McCormick & Co Inc/MD				4.38%, 03/15/2035		990	1,093
3.15%, 08/15/2024		2,405	2,438	4.63%, 03/15/2045		1,690	1,915
3.40%, 08/15/2027		2,480	2,504	Ortho-Clinical Diagnostics Inc / Ortho-
Post Holdings Inc				Clinical Diagnostics SA
5.00%, 08/15/2026(f)		1,620	1,628	6.63%, 05/15/2022(f)		60	60
5.75%, 03/01/2027(f)		125	130	Teleflex Inc
Sigma Alimentos SA de CV				4.88%, 06/01/2026		515	541
4.13%, 05/02/2026(f)		550	550	Universal Hospital Services Inc
TreeHouse Foods Inc				7.63%, 08/15/2020		2,215	2,243
4.88%, 03/15/2022		340	351	Zimmer Biomet Holdings Inc
6.00%, 02/15/2024(f)		965	1,032	2.00%, 04/01/2018		275	275
Want Want China Finance Ltd				2.43%, 12/13/2026	EUR	400	499
2.88%, 04/27/2022		1,700	1,703	3.15%, 04/01/2022		$290	293
Wm Wrigley Jr Co							$29,404
2.40%, 10/21/2018(f)		1,650	1,660	Healthcare - Services - 1.10%
3.38%, 10/21/2020(f)		2,745	2,831	Acadia Healthcare Co Inc
			$39,871	5.63%, 02/15/2023		115	118
Forest Products & Paper - 0.26%				Centene Corp
Domtar Corp				4.75%, 05/15/2022		2,175	2,278
6.25%, 09/01/2042		1,550	1,675	5.63%, 02/15/2021		880	913
International Paper Co				6.13%, 02/15/2024		655	704
3.00%, 02/15/2027		1,870	1,814	CHS/Community Health Systems Inc
4.35%, 08/15/2048		2,470	2,540	5.13%, 08/01/2021		1,310	1,274
4.40%, 08/15/2047		1,255	1,292	6.88%, 02/01/2022		150	109
Sappi Papier Holding GmbH				DaVita Inc
7.50%, 06/15/2032(f)		630	642	5.13%, 07/15/2024		165	166
Tembec Industries Inc				HCA Healthcare Inc
9.00%, 12/15/2019(f)		1,440	1,474	6.25%, 02/15/2021		505	544
			$9,437	HCA Inc
Gas - 0.28%				4.50%, 02/15/2027		1,845	1,861
AmeriGas Partners LP / AmeriGas Finance				4.75%, 05/01/2023		2,685	2,809
Corp				5.00%, 03/15/2024		2,525	2,661
5.50%, 05/20/2025		95	97	5.25%, 04/15/2025		1,500	1,598
Boston Gas Co				5.25%, 06/15/2026		350	372
3.15%, 08/01/2027(f)		125	125	5.50%, 06/15/2047		2,345	2,386
Dominion Energy Gas Holdings LLC				5.88%, 03/15/2022		580	635
2.80%, 11/15/2020		3,645	3,697	6.50%, 02/15/2020		405	436
NGL Energy Partners LP / NGL Energy				Humana Inc
Finance Corp				2.63%, 10/01/2019		2,455	2,483
6.88%, 10/15/2021		645	648	3.85%, 10/01/2024		2,100	2,184
7.50%, 11/01/2023		1,450	1,447	3.95%, 03/15/2027		3,545	3,661
				4.95%, 10/01/2044		1,700	1,898

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)				Insurance (continued)
Kindred Healthcare Inc				American Equity Investment Life Holding
8.00%, 01/15/2020		$40	$40	Co
MPH Acquisition Holdings LLC				5.00%, 06/15/2027		$720	$756
7.13%, 06/01/2024(f)		1,790	1,927	American International Group Inc
Tenet Healthcare Corp				3.30%, 03/01/2021		2,940	3,027
4.63%, 07/15/2024(f)		1,110	1,092	3.75%, 07/10/2025		1,960	2,026
6.00%, 10/01/2020		455	478	3.88%, 01/15/2035		990	980
7.50%, 01/01/2022(f)		425	447	4.50%, 07/16/2044		2,840	2,976
8.13%, 04/01/2022		210	211	Arch Capital Finance LLC
UnitedHealth Group Inc				4.01%, 12/15/2026		2,845	2,958
4.63%, 07/15/2035		3,670	4,159	5.03%, 12/15/2046		915	1,035
WellCare Health Plans Inc				AssuredPartners Inc
5.25%, 04/01/2025		1,880	1,979	7.00%, 08/15/2025(f)		535	558
			$39,423	Brighthouse Financial Inc
Home Builders - 0.21%				3.70%, 06/22/2027(f)		11,755	11,565
Beazer Homes USA Inc				4.70%, 06/22/2047(f)		2,615	2,589
8.75%, 03/15/2022		940	1,045	Catlin Insurance Co Ltd
CalAtlantic Group Inc				4.33%, 07/29/2049(e),(f)		2,050	1,942
8.38%, 01/15/2021		65	76	3 Month LIBOR + 2.98%
Century Communities Inc				Chubb Corp/The
5.88%, 07/15/2025(f)		2,005	2,025	3.61%, 04/15/2037		3,160	3,144
KB Home				3 Month LIBOR + 2.25%
4.75%, 05/15/2019		390	398	CNO Financial Group Inc
7.00%, 12/15/2021		300	338	4.50%, 05/30/2020		230	237
Lennar Corp				5.25%, 05/30/2025		70	74
4.13%, 12/01/2018		495	503	Genworth Holdings Inc
4.50%, 04/30/2024		1,440	1,483	7.63%, 09/24/2021		120	116
4.75%, 11/15/2022		435	459	Liberty Mutual Group Inc
4.88%, 12/15/2023		340	360	4.22%, 03/07/2067(f)		3,380	3,312
Mattamy Group Corp				3 Month LIBOR + 2.91%
6.50%, 11/15/2020(f)		245	249	Markel Corp
PulteGroup Inc				3.50%, 11/01/2027(h)		1,600	1,595
5.50%, 03/01/2026		90	99	4.30%, 11/01/2047(h)		1,265	1,256
Toll Brothers Finance Corp				5.00%, 04/05/2046		3,655	4,089
4.88%, 03/15/2027		60	63	Prudential Financial Inc
TRI Pointe Group Inc				5.63%, 06/15/2043		4,260	4,629
4.88%, 07/01/2021		150	157	3 Month LIBOR + 3.92%
5.25%, 06/01/2027		8	8	Voya Financial Inc
TRI Pointe Group Inc / TRI Pointe Homes				5.65%, 05/15/2053		5,235	5,523
Inc				3 Month LIBOR + 3.58%
5.88%, 06/15/2024		65	70	XLIT Ltd
			$7,333	3.25%, 06/29/2047	EUR	170	199
Home Equity Asset Backed Securities - 0.04%				Euribor 3 Month + 2.90%
First NLC Trust 2005-1							$54,913
1.73%, 05/25/2035		257	241	Internet - 0.60%
1 Month LIBOR + 0.50%				Alibaba Group Holding Ltd
JP Morgan Mortgage Acquisition Trust 2006-				3.13%, 11/28/2021		$3,200	3,262
CW2				Amazon.com Inc
1.39%, 08/25/2036		520	514	2.80%, 08/22/2024(f)		4,185	4,191
1 Month LIBOR + 0.15%				4.05%, 08/22/2047(f)		2,345	2,406
New Century Home Equity Loan Trust 2005-				Baidu Inc
1				2.88%, 07/06/2022		2,550	2,556
1.82%, 03/25/2035		33	33	3.00%, 06/30/2020		2,025	2,051
1 Month LIBOR + 0.58%				3.63%, 07/06/2027		2,000	2,012
Saxon Asset Securities Trust 2004-1				Netflix Inc
2.93%, 03/25/2035		282	174	4.38%, 11/15/2026(f)		1,060	1,039
1 Month LIBOR + 1.70%				5.38%, 02/01/2021		200	214
Specialty Underwriting & Residential Finance				Symantec Corp
Trust Series 2004-BC1				5.00%, 04/15/2025(f)		55	57
2.00%, 02/25/2035		303	297	Tencent Holdings Ltd
1 Month LIBOR + 0.77%				3.80%, 02/11/2025(f)		1,200	1,259
			$1,259	Zayo Group LLC / Zayo Capital Inc
				5.75%, 01/15/2027(f)		65	69
Housewares - 0.05%
Newell Brands Inc				6.00%, 04/01/2023		2,115	2,223
3.85%, 04/01/2023		40	42				$21,339
5.00%, 11/15/2023		1,605	1,709	Iron & Steel - 0.40%
			$1,751	AK Steel Corp
Insurance - 1.54%				6.38%, 10/15/2025		1,135	1,118
Aegon NV				7.00%, 03/15/2027		785	791
4.00%, 04/25/2044	EUR	250	327	7.50%, 07/15/2023		475	514
Euribor 3 Month + 3.35%				7.63%, 10/01/2021		505	524

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Iron & Steel (continued)			Media (continued)
Allegheny Technologies Inc			Altice Luxembourg SA
7.88%, 08/15/2023	$65	$71	7.75%, 05/15/2022(f)		$1,060	$1,122
ArcelorMittal			Altice US Finance I Corp
6.00%, 03/01/2021	1,110	1,215	5.50%, 05/15/2026(f)		400	416
7.50%, 10/15/2039	1,905	2,379	AMC Networks Inc
Big River Steel LLC / BRS Finance Corp			4.75%, 12/15/2022		120	123
7.25%, 09/01/2025(f)	40	43	4.75%, 08/01/2025		1,390	1,388
Commercial Metals Co			5.00%, 04/01/2024		755	769
4.88%, 05/15/2023	967	1,003	Cablevision Systems Corp
Signode Industrial Group Lux SA/Signode			5.88%, 09/15/2022		130	134
Industrial Group US Inc			CCO Holdings LLC / CCO Holdings Capital
6.38%, 05/01/2022(f)	1,850	1,922	Corp
United States Steel Corp			5.13%, 05/01/2023(f)		4,820	5,025
6.88%, 08/15/2025	1,325	1,344	5.13%, 05/01/2027(f)		900	909
8.38%, 07/01/2021(f)	40	44	5.75%, 02/15/2026(f)		360	376
Vale Overseas Ltd			Charter Communications Operating LLC /
5.88%, 06/10/2021	1,450	1,593	Charter Communications Operating Capital
6.25%, 08/10/2026	1,465	1,688	4.20%, 03/15/2028(f)		3,615	3,578
		$14,249	6.48%, 10/23/2045		2,485	2,845
Leisure Products & Services - 0.09%			Clear Channel Worldwide Holdings Inc
Constellation Merger Sub Inc			6.50%, 11/15/2022		75	78
8.50%, 09/15/2025(f)	1,315	1,309	Comcast Corp
NCL Corp Ltd			2.75%, 03/01/2023		4,180	4,222
4.75%, 12/15/2021(f)	265	276	3.15%, 03/01/2026		2,740	2,758
Silversea Cruise Finance Ltd			3.38%, 02/15/2025		6,605	6,782
7.25%, 02/01/2025(f)	1,440	1,544	Cox Communications Inc
		$3,129	3.15%, 08/15/2024(f)		2,000	1,984
Lodging - 0.28%			CSC Holdings LLC
			5.50%, 04/15/2027(f)		400	412
Boyd Gaming Corp
6.38%, 04/01/2026	60	66	6.63%, 10/15/2025(f)		445	488
6.88%, 05/15/2023	515	553	8.63%, 02/15/2019		185	198
			10.13%, 01/15/2023 (f)		1,250	1,431
CRC Escrow Issuer LLC / CRC Finco Inc
5.25%, 10/15/2025(f)	1,680	1,691	Discovery Communications LLC
Jack Ohio Finance LLC / Jack Ohio Finance 1			2.04%, 09/20/2019		125	126
Corp			3 Month LIBOR + 0.71%
6.75%, 11/15/2021(f)	1,435	1,532	3.95%, 03/20/2028		1,120	1,111
MGM Resorts International			5.00%, 09/20/2037		3,140	3,237
6.00%, 03/15/2023	705	773	5.20%, 09/20/2047		5,045	5,143
6.63%, 12/15/2021	980	1,095	DISH DBS Corp
Wyndham Worldwide Corp			4.25%, 04/01/2018		175	176
2.50%, 03/01/2018	2,920	2,924	5.13%, 05/01/2020		795	813
Wynn Las Vegas LLC / Wynn Las Vegas			5.88%, 11/15/2024		1,650	1,648
Capital Corp			6.75%, 06/01/2021		2,280	2,394
5.25%, 05/15/2027(f)	1,355	1,384	7.75%, 07/01/2026		765	837
5.50%, 03/01/2025(f)	90	94	7.88%, 09/01/2019		1,517	1,639
		$10,112	iHeartCommunications Inc
Machinery - Construction & Mining - 0.03%			9.00%, 03/01/2021		125	90
			Myriad International Holdings BV
BlueLine Rental Finance Corp / BlueLine			4.85%, 07/06/2027(f)		1,700	1,745
Rental LLC
9.25%, 03/15/2024(f)	1,045	1,134	5.50%, 07/21/2025(f)		775	840
			NBCUniversal Enterprise Inc
			2.04%, 04/15/2018(f)		1,430	1,434
Machinery - Diversified - 0.07%			3 Month LIBOR + 0.69%
Cloud Crane LLC
10.13%, 08/01/2024 (f)	1,425	1,610	NBCUniversal Media LLC
CNH Industrial Capital LLC			4.45%, 01/15/2043		201	215
3.88%, 07/16/2018	80	81	Nexstar Broadcasting Inc
			5.63%, 08/01/2024(f)		55	56
4.38%, 11/06/2020	225	236
4.88%, 04/01/2021	330	352	Quebecor Media Inc
John Deere Capital Corp			5.75%, 01/15/2023		80	87
2.80%, 09/08/2027	90	89	Radiate Holdco LLC / Radiate Finance Inc
			6.63%, 02/15/2025(f)		1,790	1,759
		$2,368
			SFR Group SA
Media - 2.64%			6.00%, 05/15/2022(f)		800	834
21st Century Fox America Inc
4.75%, 09/15/2044	15	16	Sinclair Television Group Inc
5.40%, 10/01/2043	1,555	1,827	5.38%, 04/01/2021		130	133
			Sirius XM Radio Inc
6.15%, 02/15/2041	605	775	6.00%, 07/15/2024(f)		280	299
6.40%, 12/15/2035	2,605	3,329
Altice Financing SA			Sky PLC
6.50%, 01/15/2022(f)	880	911	2.88%, 11/24/2020	GBP	100	139
6.63%, 02/15/2023(f)	870	917	TEGNA Inc
Altice Finco SA			6.38%, 10/15/2023		$140	149
8.13%, 01/15/2024(f)	520	560

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Media (continued)			Mining (continued)
Time Warner Cable LLC			Newmont Mining Corp
5.25%, 07/15/2042	$100	$151	4.88%, 03/15/2042		$1,195	$1,309
5.88%, 11/15/2040	1,780	1,945	6.25%, 10/01/2039		1,005	1,277
6.75%, 07/01/2018	920	949	Nexa Resources SA
8.75%, 02/14/2019	1,165	1,260	5.38%, 05/04/2027(f)		725	766
Time Warner Inc			Northwest Acquisitions ULC / Dominion
2.10%, 06/01/2019	1,080	1,081	Finco Inc
3.60%, 07/15/2025	3,180	3,169	7.13%, 11/01/2022(f)		315	325
3.88%, 01/15/2026	2,515	2,550	Southern Copper Corp
4.05%, 12/15/2023	3,670	3,871	6.75%, 04/16/2040		1,085	1,358
Unitymedia GmbH			Taseko Mines Ltd
6.13%, 01/15/2025(f)	895	954	8.75%, 06/15/2022(f)		1,310	1,330
Unitymedia Hessen GmbH & Co KG /			Teck Resources Ltd
Unitymedia NRW GmbH			3.75%, 02/01/2023		660	666
5.50%, 01/15/2023(f)	1,148	1,179	6.25%, 07/15/2041		1,625	1,856
Univision Communications Inc			8.50%, 06/01/2024(f)		215	246
5.13%, 02/15/2025(f)	100	99	Vedanta Resources PLC
Viacom Inc			6.13%, 08/09/2024(f)		2,500	2,551
4.38%, 03/15/2043	1,365	1,161	6.38%, 07/30/2022(f)		900	942
4.85%, 12/15/2034	3,470	3,235				$30,763
Virgin Media Finance PLC			Miscellaneous Manufacturers - 0.40%
5.75%, 01/15/2025(f)	600	619	Bombardier Inc
6.00%, 10/15/2024(f)	405	424	6.13%, 01/15/2023(f)		415	414
Virgin Media Secured Finance PLC			7.50%, 03/15/2025(f)		1,245	1,285
5.25%, 01/15/2026(f)	380	394	8.75%, 12/01/2021(f)		1,650	1,836
Ziggo Bond Finance BV			General Electric Co
6.00%, 01/15/2027(f)	1,125	1,145	4.50%, 03/11/2044		270	296
Ziggo Secured Finance BV			5.30%, 02/11/2021		644	706
5.50%, 01/15/2027(f)	1,845	1,882	6.88%, 01/10/2039		2,955	4,258
		$94,345	Ingersoll-Rand Global Holding Co Ltd
Metal Fabrication & Hardware - 0.02%			2.88%, 01/15/2019		40	40
Grinding Media Inc / Moly-Cop AltaSteel			Siemens Financieringsmaatschappij NV
Ltd			2.35%, 10/15/2026(f)		250	237
7.38%, 12/15/2023(f)	105	114	2.70%, 03/16/2022(f)		3,150	3,194
Novelis Corp			2.75%, 09/10/2025	GBP	100	143
5.88%, 09/30/2026(f)	90	93	4.20%, 03/16/2047(f)		$1,595	1,719
Park-Ohio Industries Inc						$14,128
6.63%, 04/15/2027	430	466	Mortgage Backed Securities - 4.70%
		$673	Fannie Mae Connecticut Avenue Securities
Mining - 0.86%			2.69%, 01/25/2029		5,773	5,835
Aleris International Inc			1 Month LIBOR + 1.45%
7.88%, 11/01/2020	410	409	Fannie Mae REMIC Trust 2005-W2
9.50%, 04/01/2021(f)	450	480	1.44%, 05/25/2035		291	290
Barrick North America Finance LLC			1 Month LIBOR + 0.20%
4.40%, 05/30/2021	693	742	Fannie Mae REMICS
5.75%, 05/01/2043	380	472	2.25%, 07/25/2040		139	137
BHP Billiton Finance USA Ltd			3.00%, 04/25/2027(i)		3,805	360
5.00%, 09/30/2043	550	655	3.50%, 09/25/2027(i)		6,386	708
6.75%, 10/19/2075(f)	1,835	2,161	3.50%, 11/25/2027(i)		1,643	163
USSW5 Index Spread + 5.09%			3.50%, 05/25/2028(i)		2,420	226
Constellium NV			3.50%, 03/25/2031(i)		4,148	332
6.63%, 03/01/2025(f)	805	835	4.00%, 04/25/2043(i)		792	123
Corp Nacional del Cobre de Chile			4.81%, 03/25/2047(i)		6,617	1,385
3.63%, 08/01/2027(f)	1,000	1,006	1 Month LIBOR + 6.05%
First Quantum Minerals Ltd			4.86%, 02/25/2043(i)		5,534	1,074
7.50%, 04/01/2025(f)	1,490	1,577	1 Month LIBOR + 6.10%
FMG Resources August 2006 Pty Ltd			4.86%, 09/25/2046(i)		12,490	2,108
5.13%, 05/15/2024(f)	565	581	1 Month LIBOR + 6.10%
9.75%, 03/01/2022(f)	1,560	1,743	4.86%, 09/25/2046(i)		10,043	1,686
Freeport-McMoRan Inc			1 Month LIBOR + 6.10%
2.38%, 03/15/2018	115	115	4.86%, 09/25/2046(i)		6,667	1,225
3.88%, 03/15/2023	280	275	1 Month LIBOR + 6.10%
4.55%, 11/14/2024	1,005	1,003	4.91%, 07/25/2043(i)		8,304	1,860
6.88%, 02/15/2023	385	421	1 Month LIBOR + 6.15%
Glencore Funding LLC			4.91%, 07/25/2047(i)		12,551	2,898
3.00%, 10/27/2022(f)	575	576	1 Month LIBOR + 6.15%
3.88%, 10/27/2027(f)	1,665	1,652	4.91%, 07/25/2047(i)		4,346	1,004
4.00%, 03/27/2027(f)	1,520	1,530	1 Month LIBOR + 6.15%
IAMGOLD Corp			4.91%, 09/25/2047(i)		11,219	2,501
7.00%, 04/15/2025(f)	1,750	1,837	1 Month LIBOR + 6.15%
Kinross Gold Corp
5.95%, 03/15/2024	60	67

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Fannie Mae REMICS (continued)			Ginnie Mae (continued)
5.26%, 12/25/2021(i)	$398	$25	4.86%, 02/20/2046(i)	$8,618	$1,818
1 Month LIBOR + 6.50%			1 Month LIBOR + 6.10%
5.26%, 03/25/2022(i)	357	25	4.86%, 06/20/2046(i)	11,424	2,346
1 Month LIBOR + 6.50%			1 Month LIBOR + 6.10%
27.62%, 08/25/2035 (i)	10	2	4.86%, 06/20/2046(i)	8,853	1,924
1 Month LIBOR + 40.00%			1 Month LIBOR + 6.10%
Freddie Mac REMICS			4.86%, 08/20/2046(i)	12,154	2,757
1.69%, 06/15/2023	4	4	1 Month LIBOR + 6.10%
1 Month LIBOR + 0.45%			4.86%, 09/20/2046(i)	9,374	2,236
2.00%, 02/15/2036	737	727	1 Month LIBOR + 6.10%
3.00%, 09/15/2025(i)	2,815	123	4.91%, 08/20/2044(i)	3,336	719
3.00%, 05/15/2027(i)	5,771	355	1 Month LIBOR + 6.15%
3.00%, 10/15/2027(i)	1,025	85	4.91%, 03/20/2047(i)	7,881	1,655
3.00%, 02/15/2029(i)	6,731	571	1 Month LIBOR + 6.15%
3.50%, 02/15/2028(i)	4,193	372	4.91%, 04/20/2047(i)	7,386	1,340
3.50%, 01/15/2040(i)	4,318	670	1 Month LIBOR + 6.15%
3.50%, 03/15/2041(i)	6,058	800	4.91%, 04/20/2047(i)	8,338	1,928
4.00%, 04/15/2025(i)	3,701	185	1 Month LIBOR + 6.15%
4.91%, 07/15/2047(i)	14,731	3,213	4.96%, 08/20/2042(i)	4,113	734
1 Month LIBOR + 6.15%			1 Month LIBOR + 6.20%
5.41%, 05/15/2026(i)	3,154	390	4.96%, 04/20/2044(i)	9,445	1,933
1 Month LIBOR + 6.65%			1 Month LIBOR + 6.20%
5.51%, 09/15/2034(i)	558	49	4.96%, 09/20/2044(i)	11,275	2,180
1 Month LIBOR + 6.75%			1 Month LIBOR + 6.20%
Freddie Mac Structured Agency Credit Risk			4.96%, 11/20/2045(i)	6,934	1,356
Debt Notes			1 Month LIBOR + 6.20%
1.79%, 04/25/2030	9,250	9,250	4.96%, 07/20/2047(i)	8,937	2,179
1 Month LIBOR + 0.55%			1 Month LIBOR + 6.20%
2.04%, 03/25/2029	7,670	7,680	4.96%, 07/20/2047(i)	7,425	1,689
1 Month LIBOR + 0.80%			1 Month LIBOR + 6.20%
2.04%, 03/25/2029	2,174	2,178	4.96%, 08/20/2047(i)	12,951	2,991
1 Month LIBOR + 0.80%			1 Month LIBOR + 6.20%
2.14%, 10/25/2027	3,809	3,813	4.96%, 08/20/2047(i)	4,553	1,098
1 Month LIBOR + 0.90%			1 Month LIBOR + 6.20%
2.34%, 12/25/2028	1,044	1,046	4.96%, 08/20/2047(i)	6,971	1,865
1 Month LIBOR + 1.10%			1 Month LIBOR + 6.20%
2.44%, 11/25/2028	3,298	3,303	4.96%, 08/20/2047(i)	3,577	927
1 Month LIBOR + 1.20%			1 Month LIBOR + 6.20%
2.69%, 09/25/2024	72	72	4.96%, 08/20/2047(i)	14,918	3,585
1 Month LIBOR + 1.45%			1 Month LIBOR + 6.20%
3.64%, 01/25/2025	82	83	4.96%, 09/20/2047(i)	9,986	2,182
1 Month LIBOR + 2.40%			1 Month LIBOR + 6.20%
4.09%, 04/25/2028	5,315	5,508	4.96%, 09/20/2047(i)	9,978	2,381
1 Month LIBOR + 2.85%			1 Month LIBOR + 6.20%
Ginnie Mae			5.01%, 06/20/2044(i)	18,532	2,954
1.75%, 10/16/2037	363	361	1 Month LIBOR + 6.25%
3.50%, 02/20/2040(i)	3,787	496	5.01%, 08/16/2045(i)	6,382	1,312
3.50%, 10/20/2042(i)	13,146	2,585	1 Month LIBOR + 6.25%
3.50%, 01/20/2043(i)	5,441	1,191	5.02%, 10/20/2047(c),(i)	6,786	1,680
3.81%, 09/16/2043(i)	10,196	1,211	1 Month LIBOR + 6.25%
1 Month LIBOR + 5.05%			5.36%, 03/20/2042(i)	4,740	1,140
4.00%, 03/16/2039(i)	3,421	458	1 Month LIBOR + 6.60%
4.00%, 09/20/2040(i)	3,255	531	5.41%, 12/20/2040(i)	6,118	1,275
4.36%, 04/20/2045(i)	6,712	1,140	1 Month LIBOR + 6.65%
1 Month LIBOR + 5.60%			5.41%, 04/16/2042(i)	4,312	927
4.41%, 08/16/2045(i)	11,677	1,655	1 Month LIBOR + 6.65%
1 Month LIBOR + 5.65%			5.51%, 11/20/2045(i)	3,657	835
4.50%, 05/16/2043(i)	2,757	568	1 Month LIBOR + 6.75%
4.50%, 04/16/2044(i)	788	146	5.73%, 04/20/2041(i)	1,987	427
4.81%, 11/20/2040(i)	3,901	655	1 Month LIBOR + 7.10%
1 Month LIBOR + 6.05%			JP Morgan Mortgage Trust 2014-1
4.81%, 08/20/2042(i)	8,722	1,776	3.50%, 01/25/2044(f),(g)	2,253	2,278
1 Month LIBOR + 6.05%			JP Morgan Mortgage Trust 2016-2
4.81%, 04/20/2046(i)	4,783	1,039	2.86%, 06/25/2046(f),(g)	7,821	7,858
1 Month LIBOR + 6.05%			JP Morgan Mortgage Trust 2016-3
4.81%, 05/20/2046(i)	6,779	1,376	3.50%, 10/25/2046(f),(g)	6,539	6,679
1 Month LIBOR + 6.05%			JP Morgan Mortgage Trust 2017-3
4.86%, 10/16/2041(i)	8,836	1,914	3.50%, 08/25/2047(f),(g)	5,814	5,923
1 Month LIBOR + 6.10%			JP Morgan Mortgage Trust 2017-4
4.86%, 11/20/2041(i)	4,306	842	3.50%, 11/25/2047(c),(d),(f),(g)	6,000	6,115
1 Month LIBOR + 6.10%

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)				Oil & Gas (continued)
Merrill Lynch Mortgage Investors Trust Series				EP Energy LLC / Everest Acquisition Finance
2005	-A8			Inc (continued)
1.59%, 08/25/2036		$121	$119	9.38%, 05/01/2020	$1,065	$894
1 Month LIBOR + 0.35%				Extraction Oil & Gas Inc
Sequoia Mortgage Trust 2016-3				7.38%, 05/15/2024(f)	935	996
3.50%, 11/25/2046(f),(g)		3,896	3,976	Exxon Mobil Corp
Wells Fargo Mortgage Backed Securities				2.22%, 03/01/2021	185	186
2005-AR16 Trust				4.11%, 03/01/2046	305	332
3.52%, 03/25/2035(g)		207	205	Gulfport Energy Corp
			$167,914	6.38%, 05/15/2025	890	903
Office & Business Equipment - 0.00%				Halcon Resources Corp
Xerox Corp				6.75%, 02/15/2025(f)	995	1,017
4.07%, 03/17/2022		105	107	Laredo Petroleum Inc
				7.38%, 05/01/2022	55	57
Oil & Gas - 2.91%				Marathon Oil Corp
Anadarko Petroleum Corp				6.60%, 10/01/2037	2,195	2,575
3.45%, 07/15/2024		2,985	2,975	Marathon Petroleum Corp
6.60%, 03/15/2046		1,360	1,719	4.75%, 09/15/2044	222	226
Antero Resources Corp				MEG Energy Corp
5.13%, 12/01/2022		80	82	6.50%, 01/15/2025(f)	960	955
Ascent Resources Utica Holdings LLC / ARU				7.00%, 03/31/2024(f)	75	68
Finance Corp				Murphy Oil Corp
10.00%, 04/01/2022 (f)		1,495	1,622	4.70%, 12/01/2022	105	105
BP Capital Markets PLC				Nabors Industries Inc
3.02%, 01/16/2027		2,340	2,315	5.00%, 09/15/2020	50	51
3.72%, 11/28/2028		2,330	2,420	Newfield Exploration Co
Calumet Specialty Products Partners LP /				5.63%, 07/01/2024	80	87
Calumet Finance Corp				Noble Holding International Ltd
6.50%, 04/15/2021		60	59	7.75%, 01/15/2024	100	90
Canadian Natural Resources Ltd				Oasis Petroleum Inc
3.90%, 02/01/2025		2,005	2,070	6.50%, 11/01/2021	455	463
4.95%, 06/01/2047		1,120	1,211	6.88%, 03/15/2022	355	364
Carrizo Oil & Gas Inc				6.88%, 01/15/2023	1,870	1,903
6.25%, 04/15/2023		50	51	Parsley Energy LLC / Parsley Finance Corp
7.50%, 09/15/2020		902	920	5.38%, 01/15/2025(f)	80	81
8.25%, 07/15/2025		350	377	Petrobras Global Finance BV
Chesapeake Energy Corp				5.30%, 01/27/2025(f)	2,950	2,960
8.00%, 12/15/2022(f)		693	746	7.38%, 01/17/2027	7,775	8,634
8.00%, 01/15/2025(f)		460	460	Petroleos Mexicanos
8.00%, 06/15/2027(f)		530	511	6.50%, 03/13/2027(f)	1,265	1,381
Chesapeake Oil Op/Fin Escrow Shares				6.50%, 03/13/2027	150	164
0.00%, 11/15/2019(a),(c),(d)		1,385	—	6.50%, 03/13/2027(f)	2,520	2,752
Chevron Corp				6.88%, 08/04/2026	1,405	1,579
1.99%, 03/03/2020		515	516	Pioneer Natural Resources Co
CNOOC Finance 2013 Ltd				3.45%, 01/15/2021	3,955	4,075
3.00%, 05/09/2023		1,850	1,859	4.45%, 01/15/2026	530	571
Concho Resources Inc				QEP Resources Inc
3.75%, 10/01/2027		2,085	2,108	5.25%, 05/01/2023	1,545	1,526
4.38%, 01/15/2025		4,920	5,191	6.80%, 04/01/2018	200	203
Continental Resources Inc/OK				6.88%, 03/01/2021	90	96
3.80%, 06/01/2024		3,078	2,990	Range Resources Corp
4.50%, 04/15/2023		1,865	1,888	5.00%, 03/15/2023	95	94
5.00%, 09/15/2022		115	116	Repsol Oil & Gas Canada Inc
CrownRock LP / CrownRock Finance Inc				7.75%, 06/01/2019	6,800	7,318
5.63%, 10/15/2025(f)		1,095	1,112	Rowan Cos Inc
Denbury Resources Inc				4.88%, 06/01/2022	130	123
9.00%, 05/15/2021(f)		40	39	Sanchez Energy Corp
Devon Energy Corp				6.13%, 01/15/2023	75	63
5.00%, 06/15/2045		10	11	Seven Generations Energy Ltd
5.60%, 07/15/2041		1,590	1,788	5.38%, 09/30/2025(f)	655	662
Diamond Offshore Drilling Inc				Shell International Finance BV
4.88%, 11/01/2043		80	60	4.00%, 05/10/2046	1,815	1,855
Ecopetrol SA				Sinopec Group Overseas Development 2015
7.38%, 09/18/2043		770	892	Ltd
Encana Corp				2.50%, 04/28/2020	200	200
5.15%, 11/15/2041		2,360	2,488	Sinopec Group Overseas Development 2017
6.50%, 02/01/2038		630	784	Ltd
6.63%, 08/15/2037		335	420	2.50%, 09/13/2022(f)	3,850	3,797
EP Energy LLC / Everest Acquisition Finance				SM Energy Co
Inc				6.13%, 11/15/2022	55	55
6.38%, 06/15/2023		590	351	Southwestern Energy Co
8.00%, 11/29/2024(f)		790	806	6.70%, 01/23/2025	105	107
8.00%, 02/15/2025(f)		280	207

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Packaging & Containers (continued)
Southwestern Energy Co (continued)			Ardagh Packaging Finance PLC / Ardagh
7.75%, 10/01/2027	$1,450	$1,508	Holdings USA Inc (continued)
Sunoco LP / Sunoco Finance Corp			6.00%, 02/15/2025(f)		$1,325	$1,406
5.50%, 08/01/2020	765	786	Ball Corp
6.38%, 04/01/2023	1,075	1,142	5.25%, 07/01/2025		40	44
Tengizchevroil Finance Co International Ltd			Berry Global Inc
4.00%, 08/15/2026(f)	1,175	1,155	5.13%, 07/15/2023		120	126
Transocean Inc			BWAY Holding Co
9.00%, 07/15/2023(f)	155	168	5.50%, 04/15/2024(f)		90	94
Ultra Resources Inc			7.25%, 04/15/2025(f)		1,715	1,779
6.88%, 04/15/2022(f)	820	828	Coveris Holdings SA
Unit Corp			7.88%, 11/01/2019(f)		1,880	1,833
6.63%, 05/15/2021	960	964	Crown Americas LLC / Crown Americas
Whiting Petroleum Corp			Capital Corp IV
5.00%, 03/15/2019	150	151	4.50%, 01/15/2023		20	21
5.75%, 03/15/2021	800	806	Crown Americas LLC / Crown Americas
6.25%, 04/01/2023	915	913	Capital Corp V
WildHorse Resource Development Corp			4.25%, 09/30/2026		443	443
6.88%, 02/01/2025(f)	960	953	Crown Cork & Seal Co Inc
WPX Energy Inc			7.38%, 12/15/2026		1,615	1,898
5.25%, 09/15/2024	605	607	Flex Acquisition Co Inc
6.00%, 01/15/2022	105	109	6.88%, 01/15/2025(f)		1,205	1,246
7.50%, 08/01/2020	837	908	Multi-Color Corp
YPF SA			4.88%, 11/01/2025(f)		1,035	1,045
6.95%, 07/21/2027(f)	50	54	Owens-Brockway Glass Container Inc
8.50%, 07/28/2025	1,750	2,035	5.88%, 08/15/2023(f)		45	49
		$103,819	Packaging Corp of America
Oil & Gas Services - 0.20%			4.50%, 11/01/2023		5,775	6,268
Archrock Partners LP / Archrock Partners			Reynolds Group Issuer Inc / Reynolds Group
Finance Corp			Issuer LLC / Reynolds Group Issuer
6.00%, 10/01/2022	985	979	(Luxembourg) S.A.
Halliburton Co			4.86%, 07/15/2021(f)		985	1,005
4.75%, 08/01/2043	2,335	2,504	3 Month LIBOR + 3.50%
PHI Inc			5.13%, 07/15/2023(f)		1,150	1,197
5.25%, 03/15/2019	755	747	5.75%, 10/15/2020		270	275
Schlumberger Investment SA			7.00%, 07/15/2024(f)		130	139
3.30%, 09/14/2021(f)	1,155	1,194	WestRock RKT Co
SESI LLC			3.50%, 03/01/2020		4,330	4,433
7.13%, 12/15/2021	40	41				$24,268
Weatherford International Ltd			Pharmaceuticals - 1.16%
4.50%, 04/15/2022	500	453	AbbVie Inc
8.25%, 06/15/2023	535	538	1.38%, 05/17/2024	EUR	430	517
9.88%, 02/15/2024	790	845	4.45%, 05/14/2046		$3,020	3,177
		$7,301	Allergan Funding SCS
Other Asset Backed Securities - 0.54%			1.25%, 06/01/2024	EUR	340	401
Chase Funding Trust Series 2003-5			3.45%, 03/15/2022		$7,885	8,097
1.84%, 07/25/2033	612	591	3.85%, 06/15/2024		3,105	3,221
1 Month LIBOR + 0.60%			4.55%, 03/15/2035		2,305	2,424
Chase Funding Trust Series 2004-1			4.85%, 06/15/2044		4,230	4,529
1.70%, 12/25/2033	23	22	Endo Finance LLC / Endo Finco Inc
1 Month LIBOR + 0.46%			5.38%, 01/15/2023(f)		80	64
CNH Equipment Trust 2016-A			Pfizer Inc
1.76%, 07/15/2019	2,507	2,508	2.20%, 12/15/2021		265	266
1 Month LIBOR + 0.52%			Shire Acquisitions Investments Ireland DAC
Dell Equipment Finance Trust 2015-2			2.40%, 09/23/2021		6,745	6,700
1.72%, 09/22/2020(f)	5,117	5,118	2.88%, 09/23/2023		4,745	4,697
Dell Equipment Finance Trust 2017-2			3.20%, 09/23/2026		2,585	2,520
1.53%, 02/24/2020(f)	6,000	6,000	Valeant Pharmaceuticals International
1 Month LIBOR + 0.30%			6.75%, 08/15/2021(f)		455	441
Kubota Credit Owner Trust 2015-1			Valeant Pharmaceuticals International Inc
1.54%, 03/15/2019(f)	4,254	4,253	5.38%, 03/15/2020(f)		2,110	2,076
Popular ABS Mortgage Pass-Through Trust			5.50%, 11/01/2025(f)		730	746
2005-1			5.63%, 12/01/2021(f)		630	574
1.51%, 05/25/2035	607	606	5.88%, 05/15/2023(f)		275	232
1 Month LIBOR + 0.27%			Wyeth LLC
		$19,098	6.00%, 02/15/2036		565	744
Packaging & Containers - 0.68%						$41,426
ARD Finance SA
7.13%, PIK 7.88%, 09/15/2023(g),(j)	715	761
Ardagh Packaging Finance PLC / Ardagh
Holdings USA Inc
4.63%, 05/15/2023(f)	200	206

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Pipelines - 2.10%				Pipelines (continued)
Abu Dhabi Crude Oil Pipeline LLC				Transportadora de Gas Internacional SA ESP
3.65%, 11/02/2029(f),(h)		$1,550	$1,550	5.70%, 03/20/2022		$815	$839
Andeavor Logistics LP / Tesoro Logistics				Western Gas Partners LP
Finance Corp				4.65%, 07/01/2026		1,620	1,695
5.25%, 01/15/2025		505	543	5.45%, 04/01/2044		3,475	3,678
6.13%, 10/15/2021		1,360	1,404	Williams Cos Inc/The
6.25%, 10/15/2022		230	245	4.55%, 06/24/2024		85	89
6.38%, 05/01/2024		180	197	Williams Partners LP
Antero Midstream Partners LP / Antero				3.60%, 03/15/2022		3,185	3,294
Midstream Finance Corp				5.10%, 09/15/2045		1,780	1,907
5.38%, 09/15/2024		410	426				$74,949
Blue Racer Midstream LLC / Blue Racer				Private Equity - 0.06%
Finance Corp				Icahn Enterprises LP / Icahn Enterprises
6.13%, 11/15/2022(f)		55	57
				Finance Corp
Boardwalk Pipelines LP				4.88%, 03/15/2019		1,025	1,030
5.95%, 06/01/2026		1,880	2,119	6.00%, 08/01/2020		1,025	1,057
Buckeye Partners LP							$2,087
3.95%, 12/01/2026		1,100	1,099	Real Estate - 0.05%
Cheniere Corpus Christi Holdings LLC				Crescent Communities LLC/Crescent
5.13%, 06/30/2027(f)		2,285	2,356
				Ventures Inc
5.88%, 03/31/2025		90	97	8.88%, 10/15/2021(f)		1,234	1,311
Columbia Pipeline Group Inc				Prologis LP
3.30%, 06/01/2020		5,620	5,757	1.38%, 10/07/2020	EUR	250	302
Enable Midstream Partners LP							$1,613
4.40%, 03/15/2027		1,940	1,985
				Regional Authority - 0.08%
Enbridge Inc				Provincia de Buenos Aires/Argentina
6.00%, 01/15/2077		2,295	2,456	7.88%, 06/15/2027(f)		$2,610	2,893
3 Month LIBOR + 3.89%
Energy Transfer Equity LP				REITs - 1.20%
5.88%, 01/15/2024		905	982	American Campus Communities Operating
Energy Transfer LP				Partnership LP
4.05%, 03/15/2025		1,685	1,713	3.35%, 10/01/2020		1,900	1,951
4.75%, 01/15/2026		1,655	1,742	3.63%, 11/15/2027		3,140	3,141
4.90%, 03/15/2035		1,420	1,406	CC Holdings GS V LLC / Crown Castle GS
5.30%, 04/15/2047		1,125	1,114	III Corp
EnLink Midstream Partners LP				3.85%, 04/15/2023		3,570	3,708
4.40%, 04/01/2024		4,479	4,644	Equinix Inc
5.05%, 04/01/2045		1,210	1,185	5.38%, 04/01/2023		730	754
Enterprise Products Operating LLC				5.38%, 05/15/2027		35	37
3.70%, 02/15/2026		80	83	5.88%, 01/15/2026		1,080	1,170
4.85%, 03/15/2044		2,555	2,775	ESH Hospitality Inc
Genesis Energy LP / Genesis Energy Finance				5.25%, 05/01/2025(f)		55	57
Corp				HCP Inc
6.75%, 08/01/2022		115	119	3.88%, 08/15/2024		2,020	2,080
Kinder Morgan Energy Partners LP				4.00%, 06/01/2025		1,135	1,172
4.70%, 11/01/2042		2,625	2,549	4.25%, 11/15/2023		1,800	1,907
Kinder Morgan Inc/DE				Healthcare Trust of America Holdings LP
2.25%, 03/16/2027	EUR	275	336	3.50%, 08/01/2026		2,195	2,166
3.05%, 12/01/2019		$1,575	1,603	3.75%, 07/01/2027		2,940	2,941
5.05%, 02/15/2046		645	666	Hospitality Properties Trust
5.63%, 11/15/2023(f)		2,905	3,241	4.50%, 06/15/2023		4,025	4,258
MPLX LP				Iron Mountain Inc
4.50%, 07/15/2023		3,995	4,271	4.38%, 06/01/2021(f)		770	791
5.20%, 03/01/2047		1,190	1,274	Iron Mountain US Holdings Inc
NuStar Logistics LP				5.38%, 06/01/2026(f)		825	862
5.63%, 04/28/2027		1,300	1,372	iStar Inc
ONEOK Partners LP				4.63%, 09/15/2020		500	511
4.90%, 03/15/2025		350	378	5.00%, 07/01/2019		70	71
Phillips 66 Partners LP				5.25%, 09/15/2022		520	533
4.90%, 10/01/2046		695	721	6.00%, 04/01/2022		1,095	1,139
Plains All American Pipeline LP / PAA				6.50%, 07/01/2021		670	701
Finance Corp				MGM Growth Properties Operating
4.50%, 12/15/2026		2,535	2,590	Partnership LP / MGP Finance Co-Issuer Inc
Sabine Pass Liquefaction LLC				5.63%, 05/01/2024		1,215	1,312
4.20%, 03/15/2028		785	801	MPT Operating Partnership LP / MPT Finance
5.75%, 05/15/2024		4,180	4,682	Corp
Summit Midstream Holdings LLC / Summit				5.00%, 10/15/2027		225	231
Midstream Finance Corp				6.38%, 03/01/2024		560	606
5.75%, 04/15/2025		965	984	RHP Hotel Properties LP / RHP Finance
TransCanada PipeLines Ltd				Corp
4.63%, 03/01/2034		965	1,070	5.00%, 04/15/2021		90	92
5.00%, 10/16/2043		70	82	SBA Communications Corp
7.13%, 01/15/2019		730	773	4.88%, 09/01/2024		125	128

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2017

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
REITs (continued)				Savings & Loans (continued)
Trust F/1401				Nationwide Building Society	(continued)
5.25%, 12/15/2024(f)		$925	$987	4.12%, 10/18/2032(f)		$9,965	$9,964
6.95%, 01/30/2044(f)		1,725	1,906	USD ICE SWAP Rate NY 5 + 1.85%

Uniti Group LP / Uniti Group Finance Inc /				6.88%, 12/31/2049(e)		100	140
CSL Capital LLC				GBP Swap 5YR + 4.88%
8.25%, 10/15/2023		35	34				$12,547
VEREIT Operating Partnership LP				Semiconductors - 0.65%
4.13%, 06/01/2021		150	157	KLA-Tencor Corp
Welltower Inc				4.13%, 11/01/2021		2,600	2,734
4.00%, 06/01/2025		4,635	4,819	Micron Technology Inc
4.25%, 04/01/2026		2,250	2,365	5.25%, 08/01/2023(f)		220	230
4.50%, 12/01/2034	GBP	125	189	7.50%, 09/15/2023		685	759
			$42,776	NXP BV / NXP Funding LLC
Retail - 1.04%				3.88%, 09/01/2022(f)		3,800	3,947
1011778 BC ULC / New Red Finance Inc				QUALCOMM Inc
5.00%, 10/15/2025(f)		$1,015	1,034	2.11%, 01/30/2023		2,735	2,752
5.00%, 10/15/2025(f)		715	728	3 Month LIBOR + 0.73%
Claire's Stores Inc				2.90%, 05/20/2024		1,705	1,707
9.00%, 03/15/2019(f)		840	515	4.30%, 05/20/2047		4,750	4,803
CVS Health Corp				Sensata Technologies BV
2.75%, 12/01/2022		170	169	5.00%, 10/01/2025(f)		45	48
2.80%, 07/20/2020		50	51	Sensata Technologies UK Financing Co PLC
4.13%, 05/15/2021		130	137	6.25%, 02/15/2026(f)		1,160	1,270
4.75%, 12/01/2022		6,515	7,096	Xilinx Inc
5.00%, 12/01/2024		4,935	5,407	2.95%, 06/01/2024		5,025	5,029
CVS Pass-Through Trust							$23,279
7.51%, 01/10/2032(f)		2,607	3,216
				Shipbuilding - 0.00%
Dollar Tree Inc				Huntington Ingalls Industries Inc
5.25%, 03/01/2020		325	333	5.00%, 11/15/2025(f)		30	32
5.75%, 03/01/2023		1,061	1,113
Eurotorg LLC Via Bonitron DAC				Software - 0.74%
8.75%, 10/30/2022(f)		1,500	1,513
				Activision Blizzard Inc
Ferrellgas LP / Ferrellgas Finance Corp				6.13%, 09/15/2023(f)		2,035	2,169
6.50%, 05/01/2021		50	48	BMC Software Finance Inc
Golden Nugget Inc				8.13%, 07/15/2021(f)		75	77
6.75%, 10/15/2024(f)		1,560	1,587
				CDK Global Inc
Guitar Center Inc				4.88%, 06/01/2027(f)		40	42
6.50%, 04/15/2019(f)		30	28
				First Data Corp
Home Depot Inc/The				5.00%, 01/15/2024(f)		2,075	2,155
3.90%, 06/15/2047		1,035	1,059	7.00%, 12/01/2023(f)		175	187
5.88%, 12/16/2036		1,265	1,670	Genesys Telecommunications Laboratories
JC Penney Corp Inc				Inc/Greeneden Lux 3 Sarl
5.65%, 06/01/2020		675	592	10.00%, 11/30/2024 (f)		45	51
5.88%, 07/01/2023(f)		395	379
				Infor US Inc
KFC Holding Co/Pizza Hut Holdings				6.50%, 05/15/2022		75	78
LLC/Taco Bell of America LLC
4.75%, 06/01/2027(f)		605	621	j2 Cloud Services LLC / j2 Global Co-Obligor
				Inc
5.00%, 06/01/2024(f)		1,090	1,150	6.00%, 07/15/2025(f)		105	110
5.25%, 06/01/2026(f)		900	956
				Microsoft Corp
L Brands Inc				1.55%, 08/08/2021		1,503	1,474
5.63%, 02/15/2022		205	219	2.00%, 11/03/2020		2,515	2,520
6.63%, 04/01/2021		140	154	2.00%, 08/08/2023		3,110	3,035
6.88%, 11/01/2035		745	739	2.40%, 08/08/2026		2,635	2,544
Lowe's Cos Inc				3.30%, 02/06/2027		595	616
3.10%, 05/03/2027		3,905	3,913	3.70%, 08/08/2046		4,325	4,342
4.05%, 05/03/2047		1,090	1,124	4.45%, 11/03/2045		1,060	1,207
Macy's Retail Holdings Inc				MSCI Inc
6.90%, 04/01/2029		145	153	5.25%, 11/15/2024(f)		785	830
McDonald's Corp				5.75%, 08/15/2025(f)		420	454
2.10%, 12/07/2018		1,105	1,110	Open Text Corp
2.75%, 12/09/2020		110	112	5.88%, 06/01/2026(f)		30	32
New Albertson's Inc				Oracle Corp
7.45%, 08/01/2029		50	41	2.50%, 10/15/2022		773	775
PetSmart Inc				4.38%, 05/15/2055		1,895	2,053
7.13%, 03/15/2023(f)		90	69
				Quintiles IMS Inc
Rite Aid Corp				4.88%, 05/15/2023(f)		215	224
6.13%, 04/01/2023(f)		70	65	5.00%, 10/15/2026(f)		1,320	1,402
			$37,101	Rackspace Hosting Inc
Savings & Loans - 0.35%				8.63%, 11/15/2024(f)		20	21
Nationwide Building Society				Solera LLC / Solera Finance Inc
1.25%, 03/03/2025	EUR	500	597	10.50%, 03/01/2024 (f)		65	74
4.00%, 09/14/2026(f)		$1,825	1,846				$26,472

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Sovereign - 2.22%			Sovereign (continued)
Argentine Republic Government International			Sri Lanka Government International
Bond			Bond (continued)
5.63%, 01/26/2022	$7,260	$7,623	6.83%, 07/18/2026(f)		$700	$776
6.25%, 04/22/2019	2,200	2,303	Turkey Government International Bond
Brazilian Government International Bond			5.75%, 03/22/2024		4,975	5,239
4.63%, 01/13/2028	1,800	1,787	6.00%, 03/25/2027		2,875	3,028
Colombia Government International Bond			Ukraine Government International Bond
3.88%, 04/25/2027	2,225	2,239	7.38%, 09/25/2032(f)		2,100	2,070
Croatia Government International Bond			7.75%, 09/01/2021		925	987
6.00%, 01/26/2024	2,225	2,534	7.75%, 09/01/2026		2,575	2,655
6.38%, 03/24/2021	725	800	Uruguay Government International Bond
Dominican Republic International Bond			5.10%, 06/18/2050		10	11
5.95%, 01/25/2027(f)	1,800	1,938
						$79,322
5.95%, 01/25/2027	1,000	1,077	Student Loan Asset Backed Securities - 1.54%
Ecuador Government International Bond
8.88%, 10/23/2027(f)	1,150	1,172	Navient Private Education Loan Trust 2015-
			C
Egypt Government International Bond			2.74%, 01/16/2035(f)		2,481	2,498
5.75%, 04/29/2020	300	311	1 Month LIBOR + 1.50%
6.13%, 01/31/2022(f)	1,300	1,356
			Navient Private Education Loan Trust 2017-
Export-Import Bank of India			A
3.38%, 08/05/2026(f)	925	917	1.64%, 12/16/2058(c),(d),(f)		10,000	10,000
Honduras Government International Bond			1 Month LIBOR + 0.40%
6.25%, 01/19/2027(f)	425	458
			Navient Student Loan Trust 2015-1
6.25%, 01/19/2027	1,150	1,240	1.54%, 09/26/2022		393	393
Hungary Government International Bond			1 Month LIBOR + 0.30%
5.38%, 02/21/2023	1,370	1,534	Navient Student Loan Trust 2017-3
Indonesia Government International Bond			1.54%, 07/26/2066(f)		4,857	4,863
3.70%, 01/08/2022(f)	625	649	1 Month LIBOR + 0.30%
5.38%, 10/17/2023(f)	5,600	6,304	1.84%, 07/26/2066 (f)		6,750	6,797
Iraq International Bond			1 Month LIBOR + 0.60%
6.75%, 03/09/2023(f)	1,800	1,803
			Navient Student Loan Trust 2017-4
Israel Government International Bond			1.74%, 09/27/2066(f)		3,500	3,514
4.50%, 01/30/2043	375	401	1 Month LIBOR + 0.50%
Ivory Coast Government International Bond			SMB Private Education Loan Trust 2016-B
6.13%, 06/15/2033(f)	950	937	1.89%, 11/15/2023(f)		1,814	1,816
Jamaica Government International Bond			1 Month LIBOR + 0.65%
7.88%, 07/28/2045	500	620	SMB Private Education Loan Trust 2017-B
Jordan Government International Bond			1.51%, 06/17/2024(c),(f),(h)		13,550	13,550
7.38%, 10/10/2047(f)	325	340	1 Month LIBOR + 0.27%

Kazakhstan Government International Bond			Sofi Professional Loan Program 2016-A LLC
5.13%, 07/21/2025	550	611	2.99%, 08/25/2036(f)		2,958	3,059
Kuwait International Government Bond			1 Month LIBOR + 1.75%
3.50%, 03/20/2027(f)	825	842
			Sofi Professional Loan Program 2016-B LLC
Mexico Government International Bond			1.68%, 03/25/2031(f)		1,286	1,286
4.00%, 10/02/2023	1,794	1,879	Sofi Professional Loan Program 2017-B LLC
4.75%, 03/08/2044	2,070	2,064	1.83%, 05/25/2040(f)		568	568
Panama Government International Bond			SoFi Professional Loan Program 2017-D
3.88%, 03/17/2028	2,200	2,299	LLC
Peruvian Government International Bond			1.72%, 09/25/2040(f)		1,016	1,014
5.63%, 11/18/2050	686	866	SoFi Professional Loan Program 2017-E
Philippine Government International Bond			LLC
3.95%, 01/20/2040	600	619	1.74%, 11/26/2040(f)		5,500	5,503
Qatar Government International Bond			1 Month LIBOR + 0.50%
2.38%, 06/02/2021	1,800	1,760				$54,861
3.25%, 06/02/2026	2,100	2,052
			Supranational Bank - 0.02%

Republic of Poland Government International			Banque Ouest Africaine de Developpement
Bond			5.00%, 07/27/2027(f)		500	520
3.25%, 04/06/2026	765	783

			Telecommunications - 2.69%
Republic of South Africa Government
International Bond
4.30%, 10/12/2028	1,700	1,573	Anixter Inc
			5.13%, 10/01/2021		220	234
Romanian Government International Bond
4.88%, 01/22/2024(f)	1,170	1,286	AT&T Inc
			2.20%, 02/14/2023		1,225	1,231
			3 Month LIBOR + 0.89%
Russian Foreign Bond - Eurobond
4.75%, 05/27/2026	3,000	3,167
			2.45%, 06/30/2020		1,460	1,474
Saudi Government International Bond
2.88%, 03/04/2023(f)	2,400	2,390	3.15%, 09/04/2036	EUR	700	841
4.63%, 10/04/2047(f)	1,305	1,336	3.40%, 05/15/2025		$4,015	3,964
			3.60%, 02/17/2023		1,190	1,232

Serbia International Bond			3.80%, 03/15/2022		4,687	4,941
4.88%, 02/25/2020	200	208
			3.90%, 08/14/2027		200	199
7.25%, 09/28/2021	1,000	1,150
			4.75%, 05/15/2046		4,900	4,622
Sri Lanka Government International Bond
6.20%, 05/11/2027(f)	1,250	1,328	4.90%, 08/14/2037		8,560	8,542

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Telecommunications (continued)					Telecommunications (continued)
AT&T Inc	(continued)				T-Mobile USA Inc
5.15%, 03/15/2042			$145	$145	4.00%, 04/15/2022		$530	$548
5.20%, 11/18/2033		GBP	100	159	5.13%, 04/15/2025		1,280	1,340
5.25%, 03/01/2037			$2,480	2,594	5.38%, 04/15/2027		50	54
5.45%, 03/01/2047			8,085	8,444	6.00%, 03/01/2023		10	11
6.38%, 03/01/2041			725	842	6.00%, 04/15/2024		345	369
Bharti Airtel International Netherlands BV					6.50%, 01/15/2024		190	203
5.13%, 03/11/2023(f)			1,950	2,089	6.50%, 01/15/2026		1,330	1,472
CenturyLink Inc					VEON Holdings BV
5.63%, 04/01/2025			435	424	3.95%, 06/16/2021(f)		4,600	4,624
5.80%, 03/15/2022			275	279	4.95%, 06/16/2024(f)		875	895
7.50%, 04/01/2024			415	441	Verizon Communications Inc
Cincinnati Bell Inc					5.01%, 08/21/2054		5,913	5,909
7.00%, 07/15/2024(f)			75	75	5.25%, 03/16/2037		6,365	6,955
Cisco Systems Inc					ViaSat Inc
2.20%, 02/28/2021			895	897	5.63%, 09/15/2025(f)		660	667
5.50%, 01/15/2040			600	772	Wind Acquisition Finance SA
CommScope Technologies LLC					4.75%, 07/15/2020(f)		1,245	1,260
6.00%, 06/15/2025(f)			90	95	7.38%, 04/23/2021(f)		1,775	1,844
Digicel Group Ltd					Wind Tre SpA
8.25%, 09/30/2020(f)			2,200	2,175	5.00%, 01/20/2026(f),(h)		1,005	1,012
Embarq Corp					Windstream Services LLC
8.00%, 06/01/2036			55	56	7.75%, 10/01/2021		45	34
Empresa Nacional de Telecomunicaciones								$96,063
SA					Transportation - 0.46%
4.75%, 08/01/2026(f)			1,550	1,606	Eletson Holdings Inc
Frontier Communications Corp					9.63%, 01/15/2022(f)		1,595	1,128
7.13%, 01/15/2023			5	4	FedEx Corp
11.00%, 09/15/2025			2,190	1,859	1.00%, 01/11/2023	EUR	275	328
Goodman Networks Inc					4.55%, 04/01/2046		$1,505	1,603
8.00%, 05/11/2022			270	205	4.75%, 11/15/2045		1,730	1,886
GTT Communications Inc					5.10%, 01/15/2044		1,050	1,191
7.88%, 12/31/2024(f)			1,460	1,557	Navios Maritime Acquisition Corp / Navios
Hughes Satellite Systems Corp					Acquisition Finance US Inc
6.63%, 08/01/2026			95	100	8.13%, 11/15/2021(f)		3,265	2,873
Intelsat Jackson Holdings SA					Navios Maritime Holdings Inc / Navios
5.50%, 08/01/2023			1,625	1,385	Maritime Finance II US Inc
7.25%, 10/15/2020			140	135	7.38%, 01/15/2022(f)		1,235	1,013
8.00%, 02/15/2024(f)			1,420	1,505	8.13%, 02/15/2019		385	379
Level 3 Communications Inc					Navios South American Logistics Inc / Navios
5.75%, 12/01/2022			855	879	Logistics Finance US Inc
Level 3 Financing Inc					7.25%, 05/01/2022(f)		2,610	2,558
5.38%, 01/15/2024			1,685	1,750	Union Pacific Corp
5.38%, 05/01/2025			90	94	3.75%, 03/15/2024		3,150	3,344
Nokia OYJ					4.38%, 11/15/2065		35	37
6.63%, 05/15/2039			45	51	XPO Logistics Inc
Ooredoo International Finance Ltd					6.50%, 06/15/2022(f)		115	121
3.88%, 01/31/2028			600	600				$16,461
Orange SA					Trucking & Leasing - 0.10%
5.75%, 12/31/2049(e)		GBP	125	185	DAE Funding LLC
GBP Swap 5YR + 3.35%					4.50%, 08/01/2022(f)		960	973
SES SA					5.00%, 08/01/2024(f)		420	429
4.62%, 12/31/2049(e)		EUR	300	378	Park Aerospace Holdings Ltd
EUR Swap Annual 5YR + 4.66%					3.63%, 03/15/2021(f)		500	499
Sprint Capital Corp					4.50%, 03/15/2023(f)		600	601
6.88%, 11/15/2028			$1,255	1,339	5.25%, 08/15/2022(f)		450	468
6.90%, 05/01/2019			640	675	5.50%, 02/15/2024(f)		645	669
Sprint Communications Inc								$3,639
6.00%, 11/15/2022			1,425	1,496	Water - 0.02%
7.00%, 08/15/2020			1,445	1,557	American Water Capital Corp
Sprint Corp					2.95%, 09/01/2027		710	707
7.13%, 06/15/2024			1,995	2,157
7.88%, 09/15/2023			1,410	1,576	TOTAL BONDS			$2,416,869
Telecom Italia Capital SA					SENIOR FLOATING RATE INTERESTS -	Principal
7.72%, 06/04/2038			80	104	2.33%	Amount (000's) Value (000's)
Telecom Italia Finance SA					Automobile Manufacturers - 0.02%
7.75%, 01/24/2033		EUR	300	544	Navistar Inc, Term Loan B
Telecom Italia SpA/Milano					5.59%, 08/07/2020(k)		$826	$826
5.88%, 05/19/2023		GBP	150	175	US LIBOR + 4.00%
Telefonica Emisiones SAU
5.38%, 02/02/2026			115	183

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Automobile Parts & Equipment - 0.01%			Diversified Financial Services - 0.09%
American Axle & Manufacturing Inc, Term			Delos Finance Sarl, Term Loan B
Loan B			3.33%, 10/06/2023(k)	$1,615	$1,626
3.56%, 03/08/2024(k)	$531	$531	US LIBOR + 2.00%
US LIBOR + 2.25%			Russell Investments US Institutional Holdco
			Inc, Term Loan B
Beverages - 0.01%			5.49%, 06/01/2023(k)	1,549	1,569
Arterra Wines Canada Inc, Term Loan B1			US LIBOR + 5.75%
4.04%, 12/15/2023(k)	337	340			$3,195
US LIBOR + 2.75%			Electric - 0.01%
			Dynegy Inc, Term Loan C1
Building Materials - 0.02%			4.49%, 02/07/2024(k)	503	506
GYP Holdings III Corp, Term Loan			US LIBOR + 3.25%
4.38%, 04/01/2023(k)	538	543
US LIBOR + 3.00%			Entertainment - 0.11%
			CCM Merger Inc, Term Loan B
Chemicals - 0.19%			3.99%, 08/08/2021(k)	1,100	1,107
A Schulman Inc, Term Loan B			US LIBOR + 2.75%
4.49%, 05/11/2022(k)	563	564	Eldorado Resorts Inc, Term Loan B
US LIBOR + 3.25%			3.50%, 04/17/2024(k)	278	278
Aruba Investments Inc, Term Loan B			US LIBOR + 2.25%
4.83%, 02/02/2022(k)	251	252	Lions Gate Entertainment Corp, Term Loan
US LIBOR + 3.50%			B
Emerald Performance Materials LLC, Term			4.24%, 10/13/2023(k)	969	975
Loan			US LIBOR + 3.00%
8.99%, 07/22/2022(k)	2,135	2,129	WMG Acquisition Corp, Term Loan D
US LIBOR + 6.75%			3.74%, 11/01/2023(k)	1,643	1,650
INEOS US Finance LLC, Term Loan B			US LIBOR + 2.50%
3.94%, 03/31/2022(k)	1,634	1,634			$4,010
US LIBOR + 2.75%			Food - 0.10%
3.94%, 02/10/2024(k)	933	934
			B&G Foods Inc, Term Loan B
US LIBOR + 2.75%			3.49%, 11/02/2022(k)	793	797
Methanol Holdings Trinidad Ltd, Term Loan			US LIBOR + 2.25%
B			JBS USA LUX SA, Term Loan B
4.74%, 06/16/2022(k)	1,370	1,380	3.74%, 10/30/2022(k)	1,073	1,050
US LIBOR + 3.50%			US LIBOR + 2.50%
		$6,893	Post Holdings Inc, Term Loan B
Commercial Services - 0.11%			3.49%, 05/17/2024(k)	1,736	1,744
Garda World Security Corp, Term Loan B			US LIBOR + 2.25%
5.31%, 05/12/2024(k)	938	945			$3,591
US LIBOR + 4.00%			Forest Products & Paper - 0.07%
Prime Security Services Borrower LLC, Term			Caraustar Industries Inc, Term Loan
Loan B			6.83%, 03/09/2022(k)	2,607	2,625
3.99%, 05/02/2022(k)	1,419	1,430
			US LIBOR + 5.50%
US LIBOR + 2.75%
Team Health Holdings Inc, Term Loan B
3.99%, 02/06/2024(k)	564	559	Healthcare - Products - 0.06%
			DJO Finance LLC, Term Loan B
US LIBOR + 2.75%			4.54%, 06/08/2020(k)	848	849
TMS International Corp, Term Loan B			US LIBOR + 3.25%
4.31%, 08/09/2024(k)	1,040	1,043
			Kinetic Concepts Inc, Term Loan B
US LIBOR + 3.00%			4.58%, 02/02/2024(k)	1,297	1,295
		$3,977	US LIBOR + 3.25%
Computers - 0.05%					$2,144
CompuCom Systems Inc, Term Loan B			Healthcare - Services - 0.12%
4.49%, 05/09/2020(k)	330	324	Acadia Healthcare Co Inc, Term Loan B2
US LIBOR + 3.25%			3.99%, 02/16/2023(k)	571	574
Dell International LLC, Term Loan B			US LIBOR + 2.75%
3.25%, 09/07/2023(k)	1,233	1,236	DaVita Inc, Term Loan B
US LIBOR + 2.00%			3.99%, 06/18/2021(k)	593	597
McAfee LLC, Term Loan B			US LIBOR + 2.75%
5.83%, 09/27/2024(k)	345	347	Lantheus Medical Imaging Inc, Term Loan B
US LIBOR + 4.50%			5.74%, 06/30/2022(k)	1,424	1,431
		$1,907	US LIBOR + 4.50%
Consumer Products - 0.06%			MPH Acquisition Holdings LLC, Term Loan
Prestige Brands Inc, Term Loan B4			B
3.99%, 01/20/2024(k)	1,957	1,968	4.33%, 06/07/2023(k)	818	826
US LIBOR + 2.75%			US LIBOR + 3.00%

Distribution & Wholesale - 0.02%
Beacon Roofing Supply Inc, Term Loan B
0.00%, 10/11/2024(k),(l)	525	528
US LIBOR + 2.25%

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Packaging & Containers - 0.12%
Radnet Management Inc, Term Loan B1			Berry Global Inc, Term Loan M
5.13%, 06/30/2023(k)	$651	$659	3.49%, 10/01/2022(k)	$461	$463
US LIBOR + 3.75%			US LIBOR + 2.25%
		$4,087	Coveris Holdings SA, Term Loan
			5.58%, 06/24/2022(k)	930	924
Insurance - 0.10%			US LIBOR + 4.25%
Asurion LLC, Term Loan B2
7.24%, 07/14/2025(k)	2,510	2,590	Flex Acquisition Co Inc, Term Loan
			4.34%, 12/29/2023(k)	612	616
US LIBOR + 6.00%			US LIBOR + 3.00%
Asurion LLC, Term Loan B5
4.24%, 11/03/2023(k)	1,144	1,153	Kloeckner Pentaplast of America Inc, Term
US LIBOR + 3.00%			Loan B
			5.58%, 06/29/2022(k)	1,495	1,506
		$3,743	US LIBOR + 4.25%
Leisure Products & Services - 0.07%
ClubCorp Holdings Inc, Term Loan B			Reynolds Group Holdings Inc, Term Loan B
4.59%, 08/16/2024(k)	1,055	1,059	3.99%, 02/05/2023(k)	622	625
US LIBOR + 3.25%			US LIBOR + 2.75%
Intrawest Resorts Holdings Inc, Term Loan					$4,134
B1			REITs - 0.13%
4.49%, 07/31/2024(k)	1,332	1,346	Americold Realty Operating Partnership LP,
US LIBOR + 3.25%			Term Loan B
			4.99%, 12/01/2022(k)	164	166
		$2,405	US LIBOR + 3.75%
Lodging - 0.06%
			GEO Group Inc/The, Term Loan B
Caesars Growth Properties Holdings LLC,			3.57%, 03/15/2024(k)	1,756	1,755
Term Loan			US LIBOR + 2.25%
0.00%, 10/02/2024(k),(l)	1,090	1,097
US LIBOR + 2.75%			iStar Inc, Term Loan B
			4.24%, 10/01/2021(k)	2,072	2,095
Golden Nugget Inc/NV, Term Loan			US LIBOR + 3.75%
4.49%, 10/04/2023(k)	304	307
US LIBOR + 3.25%			MGM Growth Properties Operating
			Partnership LP, Term Loan B
Hilton Worldwide Finance LLC, Term Loan			3.49%, 04/25/2023(k)	577	580
B2			US LIBOR + 2.25%
3.24%, 10/25/2023(k)	788	792
US LIBOR + 2.00%					$4,596
		$2,196	Retail - 0.14%
Media - 0.15%			Academy Ltd, Term Loan B
			5.18%, 07/01/2022(k)	2,003	1,473
Altice Financing SA, Term Loan B			US LIBOR + 4.00%
4.11%, 06/20/2025(k)	537	537
US LIBOR + 2.75%			Dollar Tree Inc, Term Loan B2
			4.19%, 07/06/2022(k)	1,630	1,648
Radiate Holdco LLC, Term Loan
4.24%, 02/01/2024(k)	1,423	1,406	JC Penney Corp Inc, Term Loan B
US LIBOR + 3.00%			5.57%, 06/09/2023(k)	644	590
			US LIBOR + 4.25%
Unitymedia Finance LLC, Term Loan B
3.49%, 09/08/2025(k)	545	545	KFC Holding Co, Term Loan B
US LIBOR + 2.25%			3.24%, 06/16/2023(k)	552	555
			US LIBOR + 2.00%
Univision Communications Inc, Term Loan
C5			Michaels Stores Inc, Term Loan B1
3.99%, 03/15/2024(k)	1,443	1,437	3.99%, 01/27/2023(k)	568	568
US LIBOR + 2.75%			US LIBOR + 2.75%
WideOpenWest Finance LLC, Term Loan B					$4,834
4.49%, 08/18/2023(k)	1,191	1,192	Semiconductors - 0.03%
US LIBOR + 3.25%			Micron Technology Inc, Term Loan B
			3.24%, 04/26/2022(k)	940	949
		$5,117
Oil & Gas - 0.14%			US LIBOR + 2.00%
California Resources Corp, Term Loan
11.61%, 12/31/2021 (k)	1,925	2,062	Software - 0.04%
US LIBOR + 10.38%			Evergreen Skills Lux Sarl, Term Loan
			4.04%, 04/08/2021(k)	516	521
Chesapeake Energy Corp, Term Loan 1.5			US LIBOR + 4.75%
8.81%, 08/17/2021(k)	1,720	1,843
US LIBOR + 7.50%			First Data Corp, Term Loan
			3.49%, 07/08/2022(k)	827	829
Seadrill Operating LP, Term Loan B			US LIBOR + 2.25%
4.33%, 02/12/2021(k)	1,661	1,260
US LIBOR + 3.00%					$1,350
		$5,165	Telecommunications - 0.24%
Oil & Gas Services - 0.01%			CenturyLink Escrow LLC, Term Loan B
			2.75%, 01/15/2025(k)	1,295	1,278
Navios Maritime Midstream Partners LP,			US LIBOR + 2.75%
Term Loan B
5.83%, 06/18/2020(k)	465	463	GTT Communications Inc, Term Loan B
			4.50%, 01/09/2024(k)	1,033	1,039
US LIBOR + 4.50%			US LIBOR + 3.25%

			Level 3 Financing Inc, Term Loan B
			3.44%, 02/22/2024(k)	1,375	1,380
			US LIBOR + 2.25%

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Telecommunications (continued)				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Maxar Technologies Ltd, Term Loan B				6.00%, 12/01/2033	$40	$45
4.10%, 07/05/2024(k)	$3,295	$3,314		6.00%, 10/01/2036	263	300
US LIBOR + 2.75%				6.00%, 01/01/2038	44	50
Sprint Communications Inc, Term Loan B				6.00%, 01/01/2038	348	400
3.75%, 01/31/2024(k)	790	792		6.00%, 07/01/2038	1,202	1,376
US LIBOR + 2.50%				6.50%, 03/01/2029	7	7
West Corp, Term Loan				6.50%, 05/01/2029	9	10
5.24%, 10/10/2024(k)	917	919		6.50%, 04/01/2031	4	4
US LIBOR + 4.00%				6.50%, 09/01/2031	2	2
		$8,722		6.50%, 02/01/2032	1	1
Trucking & Leasing - 0.05%				6.50%, 02/01/2032	3	3
Avolon TLB Borrower 1 US LLC, Term Loan				6.50%, 05/01/2032	12	14
B2				6.50%, 04/01/2035	76	87
3.49%, 0/ /2022(k)	1,666	1,678		6.50%, 10/01/2035	67	76
US LIBOR + 2.5%				7.00%, 12/01/2029	6	7
				7.00%, 06/01/2030	13	14
TOTAL SENIOR FLOATING RATE INTERESTS		$83,023		7.00%, 12/01/2030	5	5
U.S. GOVERNMENT & GOVERNMENT	Principal			7.00%, 09/01/2031	1	2
AGENCY OBLIGATIONS - 28.69%	Amount (000's)	Value(000	's)	7.50%, 09/01/2030	2	2
Federal Home Loan Mortgage Corporation (FHLMC) - 3.69%				7.50%, 01/01/2031	8	9
2.76%, 07/01/2043	$4,604	$4,679		7.50%, 03/01/2031	2	2
12 Month LIBOR + 1.58%				7.50%, 02/01/2032	3	4
2.80%, 06/01/2043	559	579		8.00%, 09/01/2030	49	52
12 Month LIBOR + 1.73%						$131,691
3.00%, 01/01/2043	3,188	3,209		Federal National Mortgage Association (FNMA) - 11.94%
3.00%, 02/01/2043	1,361	1,371		2.50%, 04/01/2028	3,034	3,067
3.00%, 03/01/2043	597	602		2.50%, 06/01/2028	211	213
3.00%, 01/01/2047	25,411	25,545		2.50%, 09/01/2029	959	967
3.12%, 01/01/2034	45	45		2.85%, 01/01/2033	50	51
U.S. Treasury 1-Year Note + 2.37%				U.S. Treasury 1-Year Note + 2.14%
3.27%, 12/01/2035	29	30		2.89%, 10/01/2034	97	101
12 Month LIBOR + 1.52%				6 Month LIBOR + 1.49%
3.35%, 07/01/2034	11	12		3.00%, 11/01/2026(m)	17,000	17,420
U.S. Treasury 1-Year Note + 2.25%				3.00%, 07/01/2028	5,407	5,553
3.46%, 05/01/2037	205	216		3.00%, 10/01/2029	1,296	1,331
12 Month LIBOR + 1.80%				3.00%, 10/01/2030	5,044	5,177
3.50%, 06/01/2044	1,302	1,345		3.00%, 08/01/2034	5,599	5,728
3.50%, 04/01/2046	26,962	27,777		3.00%, 10/01/2034	3,033	3,092
3.50%, 11/01/2046	5,633	5,826		3.00%, 12/01/2040	218	219
4.00%, 01/01/2045	7,821	8,283		3.00%, 11/01/2042	605	609
4.00%, 01/01/2046	13,153	13,806		3.00%, 03/01/2043	5,059	5,090
4.50%, 04/01/2031	1,030	1,104		3.00%, 04/01/2043	669	673
4.50%, 04/01/2041	6,558	7,029		3.00%, 04/01/2043	26,956	27,117
4.50%, 12/01/2043	6,245	6,712		3.00%, 05/01/2043	6,148	6,185
4.50%, 09/01/2044	8,336	8,946		3.00%, 05/01/2043	1,020	1,027
4.50%, 03/01/2046	1,404	1,530		3.00%, 08/01/2043	4,291	4,315
5.00%, 03/01/2018	18	18		3.00%, 11/01/2047(m)	7,000	7,004
5.00%, 05/01/2018	15	16		3.13%, 12/01/2032	92	96
5.00%, 10/01/2018	13	13		12 Month LIBOR + 1.58%
5.00%, 01/01/2019	38	39		3.17%, 12/01/2036	284	300
5.00%, 06/01/2031	853	928		12 Month LIBOR + 1.66%
5.00%, 09/01/2039	2,140	2,353		3.29%, 07/01/2033	683	716
5.00%, 03/01/2041	2,614	2,870		12 Month LIBOR + 1.58%
5.50%, 03/01/2018	6	6		3.32%, 02/01/2036	17	18
5.50%, 08/01/2023	507	536		12 Month LIBOR + 1.61%
5.50%, 05/01/2033	71	79		3.32%, 04/01/2036	203	212
5.50%, 10/01/2033	47	52		12 Month LIBOR + 1.59%
5.50%, 12/01/2033	668	751		3.35%, 04/01/2041	487	507
5.50%, 11/01/2036	629	703		12 Month LIBOR + 1.77%
5.50%, 04/01/2038	246	277		3.49%, 03/01/2035	2,834	3,022
5.50%, 08/01/2038	502	571		U.S. Treasury 1-Year Note + 2.62%
5.50%, 03/01/2040	760	851		3.49%, 08/01/2035	123	129
6.00%, 03/01/2022	11	12		12 Month LIBOR + 1.74%
6.00%, 07/01/2023	234	262		3.50%, 04/01/2030	8,544	8,935
6.00%, 06/01/2028	3	4		3.50%, 10/01/2033	3,164	3,292
6.00%, 01/01/2029	1	1		3.50%, 08/01/2034	2,488	2,593
6.00%, 12/01/2031	36	41		3.50%, 01/01/2041	296	306
6.00%, 12/01/2032	35	39		3.50%, 11/01/2041(m)	31,000	31,868
6.00%, 02/01/2033	134	151		3.50%, 05/01/2043	452	468
				3.50%, 07/01/2043	2,205	2,282

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.50%, 09/01/2044	$7,212	$7,462		6.50%, 12/01/2037	$354	$403
3.50%, 11/01/2044	4,922	5,096		6.50%, 02/01/2038	426	501
3.50%, 03/01/2045	9,966	10,313		6.50%, 03/01/2038	177	196
3.50%, 04/01/2045	4,617	4,767		6.50%, 09/01/2038	535	601
3.50%, 08/01/2045	6,458	6,676		7.00%, 02/01/2032	16	17
3.50%, 11/01/2045	14,324	14,849		7.00%, 03/01/2032	30	33
3.50%, 01/01/2046	6,359	6,599		7.50%, 08/01/2032	7	8
3.50%, 06/01/2046	9,050	9,309				$426,425
3.50%, 07/01/2046	13,801	14,197		Government National Mortgage Association (GNMA) - 4.94%
3.50%, 10/01/2046	5,752	5,942		2.13%, 07/20/2043	509	517
3.50%, 12/01/2046	6,323	6,533		U.S. Treasury 1-Year Note + 1.50%
3.50%, 12/01/2046	9,376	9,687		3.00%, 06/20/2043	3,865	3,940
3.67%, 04/01/2033	118	124		3.00%, 01/20/2045	1,983	2,008
6 Month LIBOR + 2.26%				3.00%, 01/20/2046	7,458	7,553
4.00%, 08/01/2020	638	660		3.00%, 11/01/2047	10,000	10,118
4.00%, 01/01/2029	2,410	2,561		3.50%, 03/15/2042	1,492	1,563
4.00%, 02/01/2031	386	409		3.50%, 04/15/2042	1,601	1,672
4.00%, 03/01/2034	979	1,049		3.50%, 09/20/2044	95	99
4.00%, 04/01/2034	5,138	5,493		3.50%, 10/15/2047	15,000	15,680
4.00%, 11/01/2041(m)	12,500	13,120		3.50%, 11/01/2047	44,500	46,167
4.00%, 05/01/2044	4,728	5,007		4.00%, 02/15/2042	1,168	1,235
4.00%, 06/01/2044	7,870	8,284		4.00%, 08/15/2045	4,877	5,143
4.00%, 05/01/2045	19,743	20,819		4.00%, 06/20/2046	976	1,035
4.00%, 10/01/2045	3,180	3,338		4.00%, 02/20/2047	1,513	1,605
4.00%, 10/01/2045	6,421	6,780		4.00%, 06/20/2047	7,463	7,887
4.00%, 12/01/2045	6,660	7,040		4.00%, 09/20/2047	999	1,059
4.00%, 12/01/2045	9,172	9,646		4.00%, 09/20/2047	2,996	3,178
4.00%, 05/01/2047	19,257	20,241		4.00%, 10/20/2047	1,436	1,523
4.00%, 06/01/2047	1,943	2,043		4.00%, 11/01/2047	17,500	18,375
4.50%, 04/01/2024	1,240	1,289		4.50%, 06/20/2025	3,234	3,402
4.50%, 06/01/2044	1,234	1,339		4.50%, 09/15/2039	397	431
4.50%, 12/01/2044	10,856	11,623		4.50%, 03/15/2040	3,371	3,600
5.00%, 03/01/2018	5	5		4.50%, 08/15/2040	5,733	6,123
5.00%, 09/01/2033	4,571	4,992		4.50%, 11/01/2041(m)	20,000	21,272
5.00%, 02/01/2035	2,384	2,620		4.50%, 01/20/2044	3,587	3,807
5.00%, 05/01/2039	1,717	1,884		5.00%, 11/15/2033	2,218	2,426
5.00%, 05/01/2040	5,905	6,511		5.00%, 06/15/2034	43	46
5.00%, 06/01/2040	126	137		5.00%, 10/20/2039	187	206
5.00%, 05/01/2041	2,838	3,084		5.00%, 07/20/2040	333	357
5.00%, 06/01/2041	2,939	3,224		5.00%, 02/15/2042	1,521	1,663
5.00%, 10/01/2041	3,560	3,870		5.50%, 10/15/2033	763	878
5.00%, 01/01/2042	3,272	3,595		5.50%, 05/20/2035	83	92
5.00%, 02/01/2044	2,866	3,189		5.50%, 02/15/2038	939	1,052
5.00%, 07/01/2044	3,232	3,543		6.00%, 07/20/2028	35	40
5.50%, 06/01/2020	89	91		6.00%, 11/20/2028	31	36
5.50%, 09/01/2020	509	530		6.00%, 01/20/2029	35	41
5.50%, 02/01/2023	37	41		6.00%, 07/20/2029	8	9
5.50%, 06/01/2023	110	121		6.00%, 08/15/2031	20	22
5.50%, 07/01/2023	3	3		6.00%, 01/15/2032	3	4
5.50%, 07/01/2033	138	154		6.00%, 02/15/2032	28	31
5.50%, 09/01/2033	181	203		6.00%, 02/15/2033	33	37
5.50%, 08/01/2036	1,564	1,741		6.00%, 12/15/2033	43	49
5.50%, 02/01/2037	64	71		6.50%, 03/20/2028	7	8
5.50%, 04/01/2038	2,709	3,018		6.50%, 05/20/2029	6	7
5.50%, 12/01/2038	1,382	1,548		6.50%, 10/15/2032	17	19
5.50%, 05/01/2040	505	559		6.50%, 12/15/2032	82	91
6.00%, 02/01/2023	14	16		7.00%, 06/15/2031	13	15
6.00%, 11/01/2035	1,309	1,490		7.00%, 07/15/2031	2	2
6.00%, 02/01/2038	443	496		7.00%, 06/15/2032	102	114
6.00%, 05/01/2038	89	99		8.00%, 01/20/2031	5	6
6.00%, 08/01/2038	228	256				$176,243
6.00%, 08/01/2038	419	472		U.S. Treasury - 8.12%
6.00%, 03/01/2040	3,652	4,132		1.25%, 01/31/2019	300	299
6.50%, 05/01/2022	7	8		1.25%, 01/31/2020(n)	2,000	1,983
6.50%, 12/01/2031	5	5		1.25%, 10/31/2021	16,900	16,481
6.50%, 02/01/2032	2	3		1.25%, 07/31/2023	19,080	18,188
6.50%, 02/01/2032	2	2		1.38%, 03/31/2020	13,650	13,555
6.50%, 04/01/2032	7	8		1.38%, 04/30/2020	7,450	7,395
6.50%, 06/01/2032	1	1		1.50%, 01/31/2022	2,025	1,989
6.50%, 08/01/2032	10	11		1.50%, 08/15/2026	10,425	9,730
6.50%, 07/01/2037	537	610		1.63%, 10/31/2023	13,800	13,405
6.50%, 07/01/2037	306	345		1.75%, 09/30/2019(n)	24,190	24,260

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	Sector	Percent
U.S. Treasury (continued)				Mortgage Securities	30.56%
1.75%, 10/31/2020	$1,000	$1,000		Financial	14.74%
1.75%, 04/30/2022	41,830	41,433		Government	10.44%
2.00%, 05/31/2021	4,540	4,565		Consumer, Non-cyclical	8.16%
2.00%, 10/31/2021	175	176		Asset Backed Securities	7.65%
2.13%, 08/31/2020	6,075	6,142		Communications	6.37%
2.13%, 12/31/2021	95	96		Energy	5.48%
2.13%, 11/30/2023	8,400	8,394		Investment Companies	4.44%
2.13%, 05/15/2025	325	322		Consumer, Cyclical	4.29%
2.25%, 11/15/2025	200	199		Utilities	3.48%
2.25%, 08/15/2046	1,750	1,534		Industrial	2.85%
2.38%, 08/15/2024	325	328		Technology	2.55%
2.50%, 02/15/2045	450	419		Basic Materials	2.53%
3.00%, 11/15/2044	23,400	24,038		Other Assets and Liabilities	(3.53)%
3.00%, 05/15/2045	2,545	2,612		TOTAL NET ASSETS	100.00%
3.00%, 11/15/2045	29,000	29,745
3.13%, 02/15/2042	25	26
3.38%, 05/15/2044	495	544
3.75%, 11/15/2043(o)	4,035	4,715
3.88%, 08/15/2040	44,545	52,812
4.50%, 02/15/2036	175	224
4.75%, 02/15/2037	2,300	3,042
4.75%, 02/15/2041	70	94
6.25%, 05/15/2030	100	141
		$289,886
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,024,245
Total Investments		$3,696,590
Other Assets and Liabilities - (3.53)%		$(126,202)
TOTAL NET ASSETS - 100.00%		$3,570,388

(a)	Non-Income Producing Security
(b)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $38,563 or 1.08% of net assets.
(d)	The value of these investments was determined using significant unobservable inputs.
(e)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $692,440 or 19.39% of net assets.
(g)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(h)	Security purchased on a when-issued basis.
(i)	Security is an Interest Only Strip
(j)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(k)	Rate information disclosed is based on an average weighted rate as of October 31, 2017.
(l)	This Senior Floating Rate Note will settle after October 31, 2017, at which time the interest rate will be determined.
(m)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(n)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period,the value of these securities totaled $6,038 or 0.17% of net assets.

(o)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,442 or 0.07% of net assets.

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2017

Restricted Securities

Security Name			Acquisition Date			Cost		Value		Percent of Net Assets
Chaparral Energy Inc - A Shares				04/06/2017		$5		$11		0.00%
Chaparral Energy Inc - A Shares				04/06/2017		1,643		1,441		0.04%
Chaparral Energy Inc - B Shares				04/06/2017		370		303		0.01%
Goodman Networks Inc				06/01/2017		—		59		0.00%
Goodman Networks Inc				06/01/2017		—		—		0.00%
Pinnacle Operating Corp				03/09/2017		450		704		0.02%
Total								$2,518		0.07%

Amounts in thousands

Futures Contracts

Description and Expiration Date			Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)
CBOE VIX; December 2017			Short		2	$24	$			—
CBOE VIX; November 2017			Short		2	23				1
US 10 Year Note; December 2017			Short		57	7,121				116
US 10 Year Ultra Note; December 2017			Short		536	71,782				1,553
US 2 Year Note; December 2017			Short		472	101,650				88
US 5 Year Note; December 2017			Long		179	20,976				11
US Long Bond; December 2017			Long		195	29,731				(651)
US Ultra Bond; December 2017			Long		194	31,968				(84)
Total							$			1,034

Amounts in thousands except contracts

Foreign Currency Contracts

							Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date			Contracts to Deliver		In Exchange For	Fair Value	Asset		Liability
Brown Brothers Harriman & Co	11/08/2017		EUR	17,003,113		$20,097	$19,812	$285		$—
Brown Brothers Harriman & Co	11/08/2017		GBP	4,539,821		5,934	6,030	—		(96)
Total								$285		$(96)

Amounts in thousands except contracts

Exchange Cleared Credit Default Swaps

Buy Protection
	Implied
	Credit Spread		(Pay)/					Unrealized
	as of October		Receive	Payment	Maturity	Notional	Upfront	Appreciation/
Reference Entity	31, 2017	(a)	Fixed Rate	Frequency	Date	Amount	Payments/(Receipts)	(Depreciation)		Fair Value
CDX.NA.HY.28	N/A		(5.00)% Quarterly		06/20/2022	$29,700	$(1,851)	$(833	) $	(2,684)
CDX.NA.HY.28	N/A		(5.00)% Quarterly		06/20/2022	32,670	(2,130)	(823)		(2,953)
Total							$(3,981)	$(1,656	) $	(5,637)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes.

     Schedule of Investments Diversified International Fund October 31, 2017

COMMON STOCKS - 98.10%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.41%			Commercial Services (continued)
Thales SA	479,106	$49,929	TAL Education Group ADR	2,753,070	$75,710
					$437,047
Agriculture - 0.24%			Computers - 2.18%
KT&G Corp	306,249	29,001	Atos SE	422,296	65,589
			Capgemini SE	310,220	37,687
Airlines - 0.82%			Fujitsu Ltd	13,395,000	104,381
Qantas Airways Ltd	9,629,674	45,449	Logitech International SA	1,576,065	56,359
Ryanair Holdings PLC ADR(a)	483,623	54,219			$264,016
		$99,668	Consumer Products - 0.56%
Apparel - 2.53%			Reckitt Benckiser Group PLC	760,827	68,068
Adidas AG	434,343	96,678
LVMH Moet Hennessy Louis Vuitton SE	588,403	175,499	Cosmetics & Personal Care - 1.46%
Moncler SpA	1,209,540	34,337	Unilever NV	2,398,696	139,340
		$306,514	Unilever PLC	667,809	37,847
Automobile Manufacturers - 3.81%					$177,187
Ferrari NV	306,282	36,674	Distribution & Wholesale - 2.13%
Fiat Chrysler Automobiles NV (a)	3,745,752	64,769	Ferguson PLC	1,081,362	75,619
Honda Motor Co Ltd	2,969,400	93,052	Mitsubishi Corp	4,579,900	107,252
Maruti Suzuki India Ltd	646,078	81,962	Sumitomo Corp	5,197,400	75,176
Suzuki Motor Corp	1,118,300	61,253			$258,047
Volvo AB - B Shares	6,227,595	123,345	Diversified Financial Services - 2.57%
		$461,055	Amundi SA (c)	468,062	39,669
Automobile Parts & Equipment - 0.32%			Hana Financial Group Inc	1,350,366	57,794
Aisin Seiki Co Ltd	752,200	38,966	Indiabulls Housing Finance Ltd	2,860,989	55,005
			ORIX Corp	5,354,390	92,061
Banks - 12.04%			Shinhan Financial Group Co Ltd	1,043,569	46,875
Banco do Brasil SA	8,098,000	85,602	Zenkoku Hosho Co Ltd	486,400	19,986
Bank Negara Indonesia Persero Tbk PT	44,582,900	24,992			$311,390
Bank of Montreal	636,900	48,791	Electric - 1.86%
Bank of Nova Scotia/The	1,494,100	96,449	Enel SpA	11,502,896	71,337
CaixaBank SA	14,592,344	68,269	Iberdrola SA	9,175,338	74,146
Credicorp Ltd	252,601	52,905	Korea Electric Power Corp	1,284,494	45,034
Danske Bank A/S	2,326,150	88,774	Power Grid Corp of India Ltd	10,615,488	34,730
DNB ASA	2,627,404	50,707			$225,247
Erste Group Bank AG (a)	1,531,617	65,745
			Electrical Components & Equipment - 1.70%
Grupo Financiero Banorte SAB de CV	7,943,000	47,065	Brother Industries Ltd	1,061,200	25,822
HDFC Bank Ltd ADR	400,833	36,997	Furukawa Electric Co Ltd	1,017,500	61,946
HDFC Bank Ltd (b)	404,231	11,313
			OSRAM Licht AG	591,850	45,318
ING Groep NV	7,172,974	132,553	Philips Lighting NV (c)	721,040	27,328
Lloyds Banking Group PLC	126,745,130	114,885	Prysmian SpA	1,306,823	44,967
Macquarie Group Ltd	1,028,874	77,618			$205,381
Mediobanca SpA	7,198,324	78,853	Electronics - 0.85%
Mitsubishi UFJ Financial Group Inc	19,584,576	132,845
Raiffeisen Bank International AG (a)	949,109	33,006	Hitachi High-Technologies Corp	999,300	41,819
			Hoya Corp	1,126,004	61,177
Sberbank of Russia PJSC ADR	6,343,097	91,038
					$102,996
Swedbank AB	2,349,619	58,312
			Energy - Alternate Sources - 0.78%
Yes Bank Ltd	12,367,765	60,117
			Vestas Wind Systems A/S	1,071,535	94,600
		$1,456,836
Beverages - 1.25%			Engineering & Construction - 2.14%
Diageo PLC	3,153,483	107,687	ACS Actividades de Construccion y Servicios	1,706,000	67,249
Treasury Wine Estates Ltd	3,619,772	43,452	SA
		$151,139	Aena SME SA (c)	255,237	46,829
Biotechnology - 1.01%			Promotora y Operadora de Infraestructura	2,176,272	20,694
CSL Ltd	646,097	68,784	SAB de CV
Genmab A/S (a)	264,811	53,475
			Vinci SA	1,267,371	124,174
		$122,259			$258,946
Building Materials - 1.28%			Food - 2.32%
CRH PLC	2,557,290	96,236	Nestle SA	2,267,968	190,824
Kingspan Group PLC	1,384,781	58,234	Nichirei Corp	1,478,700	38,065
		$154,470	X5 Retail Group NV (a)	1,245,880	51,208
Chemicals - 0.44%					$280,097
Covestro AG (c)	559,535	53,788
			Food Service - 0.36%
			Compass Group PLC	1,979,811	43,465
Commercial Services - 3.61%
Adecco Group AG (a)	524,964	41,649
			Forest Products & Paper - 0.69%
Ashtead Group PLC	3,557,576	91,641	Mondi PLC	1,671,077	40,413
CCR SA	2,027,000	11,253	UPM-Kymmene OYJ	1,419,533	42,632
Evotec AG (a)	1,522,737	32,403
					$83,045
Intertek Group PLC	1,093,941	78,808
			Healthcare - Products - 1.56%
New Oriental Education & Technology Group	681,522	56,730	Japan Lifeline Co Ltd	514,000	24,657
Inc ADR			Lonza Group AG (a)	473,504	125,792
Qualicorp SA	4,568,700	48,853

See accompanying notes.

     Schedule of Investments Diversified International Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Products (continued)			Pharmaceuticals - 3.50%
Straumann Holding AG	54,701	$38,192	Hypermarcas SA	3,735,814	$39,182
		$188,641	Ipsen SA	168,886	20,420
Healthcare - Services - 0.96%			Novo Nordisk A/S	1,657,386	82,519
Fresenius SE & Co KGaA	750,958	62,867	Orion Oyj	183,640	7,526
ICON PLC (a)	452,135	53,741	Recordati SpA	1,163,664	54,079
		$116,608	Roche Holding AG	676,291	156,312
Holding Companies - Diversified - 0.98%			Shire PLC	1,277,944	62,946
Melco International Development Ltd	12,093,000	33,143			$422,984
Wharf Holdings Ltd/The	9,343,000	85,097	Pipelines - 1.65%
		$118,240	Pembina Pipeline Corp	1,658,400	54,826
Home Builders - 1.65%			Petronet LNG Ltd	6,453,941	25,916
MRV Engenharia e Participacoes SA	5,609,500	21,726	TransCanada Corp	2,504,627	118,912
Persimmon PLC	1,548,088	57,613			$199,654
Sekisui House Ltd	2,096,168	39,195	Private Equity - 2.14%
Taylor Wimpey PLC	30,758,390	81,512	3i Group PLC	7,965,153	101,652
		$200,046	Brookfield Asset Management Inc	3,203,502	134,388
Insurance - 4.66%			Intermediate Capital Group PLC	1,799,252	23,232
ASR Nederland NV	981,626	40,242			$259,272
AXA SA	2,617,309	79,012	Real Estate - 1.62%
Hannover Rueck SE	676,294	85,106	CK Asset Holdings Ltd	9,158,840	75,376
Industrial Alliance Insurance & Financial	508,100	23,024	Sun Hung Kai Properties Ltd	3,194,000	52,252
Services Inc			Vonovia SE	1,546,909	68,332
Legal & General Group PLC	22,908,709	81,224			$195,960
Manulife Financial Corp	2,178,400	43,801	REITs - 0.96%
MS&AD Insurance Group Holdings Inc	1,208,700	41,062	Dexus	5,413,746	40,538
NN Group NV	2,060,006	86,268	Land Securities Group PLC (a)	1,384,812	17,786
Swiss Life Holding AG (a)	241,190	83,830	Mirvac Group	30,988,856	57,279
		$563,569			$115,603
Internet - 3.47%			Retail - 4.50%
Alibaba Group Holding Ltd ADR(a)	914,977	169,170	Alimentation Couche-Tard Inc	2,044,446	95,860
Auto Trader Group PLC (c)	3,324,768	15,119	Cie Financiere Richemont SA	1,113,137	102,616
Tencent Holdings Ltd	4,845,132	217,765	Dollarama Inc	1,093,816	121,760
Wix.com Ltd (a)	262,744	18,339	Kering	252,786	115,929
		$420,393	Lojas Renner SA	6,052,650	63,648
Investment Companies - 0.55%			Wal-Mart de Mexico SAB de CV	19,966,578	44,699
Investor AB	1,352,938	67,034			$544,512
			Semiconductors - 6.43%
Iron & Steel - 1.20%			Infineon Technologies AG	4,570,340	126,407
POSCO	223,402	65,118	Rohm Co Ltd	646,100	60,144
Vale SA	8,071,200	79,619	Samsung Electronics Co Ltd	101,335	249,802
		$144,737	Taiwan Semiconductor Manufacturing Co Ltd	24,673,544	199,468
Leisure Products & Services - 0.23%			Tokyo Electron Ltd	402,600	70,890
Hero MotoCorp Ltd	473,690	28,191	Ulvac Inc	1,004,100	71,134
					$777,845
Machinery - Construction & Mining - 1.50%			Software - 1.53%
ABB Ltd	2,641,919	68,994	Open Text Corp	968,800	33,875
Hitachi Ltd	14,188,000	112,984	SAP SE	724,769	82,814
		$181,978	Ubisoft Entertainment SA (a)	903,673	68,950
Machinery - Diversified - 1.05%					$185,639
Duerr AG	242,142	33,510	Telecommunications - 3.48%
KION Group AG	388,545	31,133	China Telecom Corp Ltd	12,255,444	6,146
Sumitomo Heavy Industries Ltd	1,473,400	61,904	Deutsche Telekom AG	2,974,051	53,852
		$126,547	Nippon Telegraph & Telephone Corp	2,277,563	110,114
Media - 0.00%			Orange SA	2,855,520	46,910
I-CABLE Communications Ltd (a)	2,590,940	81	SK Telecom Co Ltd	208,258	49,166
			SoftBank Group Corp	1,291,600	114,464
Mining - 1.81%			Telekomunikasi Indonesia Persero Tbk PT	134,046,100	39,995
Glencore PLC (a)	13,940,593	67,238			$420,647
Norsk Hydro ASA	4,139,487	32,033	Toys, Games & Hobbies - 0.66%
Rio Tinto Ltd	2,236,503	119,175	Nintendo Co Ltd	205,200	79,610
		$218,446
Miscellaneous Manufacturers - 0.51%			Transportation - 0.91%
Smiths Group PLC	2,953,295	61,623	Canadian National Railway Co	1,374,548	110,605

Oil & Gas - 3.23%			TOTAL COMMON STOCKS		$11,872,138
Canadian Natural Resources Ltd	2,005,800	69,996	INVESTMENT COMPANIES - 1.33%	Shares Held	Value (000's)
Encana Corp	2,393,400	27,995	Money Market Funds - 1.33%
LUKOIL PJSC ADR	882,518	46,878	Goldman Sachs Financial Square Funds -	160,960,597	160,961
PTT PCL (b)	5,266,800	66,634	Government Fund
Suncor Energy Inc	2,174,700	73,833
TOTAL SA	1,887,044	105,180	TOTAL INVESTMENT COMPANIES		$160,961
		$390,516

See accompanying notes.

		Schedule of Investments
		Diversified International Fund
		October 31, 2017

PREFERRED STOCKS - 0.64%	Shares Held	Value (000's)
Holding Companies - Diversified - 0.64%
Itausa - Investimentos Itau SA 0.06%	23,867,671	$76,973

TOTAL PREFERRED STOCKS		$76,973
Total Investments		$12,110,072
Other Assets and Liabilities - (0.07)%		$(8,515)
TOTAL NET ASSETS - 100.00%		$12,101,557

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $77,947 or 0.64% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $182,733 or 1.51% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	14.38%
United Kingdom	10.78%
Canada	8.70%
Switzerland	8.33%
France	7.69%
Germany	6.39%
Korea, Republic Of	4.49%
China	4.35%
Brazil	3.53%
India	2.77%
Australia	2.75%
Italy	2.64%
Denmark	2.63%
Netherlands	2.37%
Ireland	2.17%
Spain	2.11%
Sweden	2.05%
Hong Kong	2.03%
United States	1.85%
Taiwan, Province Of China	1.65%
Russian Federation	1.56%
Mexico	0.93%
Austria	0.81%
Norway	0.68%
Thailand	0.55%
Indonesia	0.54%
Peru	0.44%
Finland	0.41%
South Africa	0.34%
Israel	0.15%
Other Assets and Liabilities	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments Equity Income Fund October 31, 2017

COMMON STOCKS - 98.83%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.59%			Insurance (continued)
Boeing Co/The	149,980	$38,692	Swiss Re AG ADR	1,724,918	$40,527
					$380,047
Airlines - 1.13%			Machinery - Diversified - 1.36%
Delta Air Lines Inc	1,485,613	74,325	Deere & Co	672,760	89,396

Apparel - 1.53%			Media - 0.34%
VF Corp	1,443,815	100,562	Walt Disney Co/The	224,733	21,981

Automobile Manufacturers - 1.55%			Miscellaneous Manufacturers - 2.05%
PACCAR Inc	1,420,920	101,923	3M Co	195,898	45,094
			Parker-Hannifin Corp	487,789	89,075
Automobile Parts & Equipment - 2.55%					$134,169
Autoliv Inc	867,091	108,265	Oil & Gas - 9.33%
Magna International Inc	1,079,696	58,897	Chevron Corp	672,567	77,944
		$167,162	Cimarex Energy Co	898,079	105,012
Banks - 10.07%			Exxon Mobil Corp	1,000,659	83,405
Bank of Nova Scotia/The	1,878,414	121,195	Marathon Petroleum Corp	2,524,616	150,820
Grupo Financiero Santander Mexico SAB de	2,547,358	21,449	Occidental Petroleum Corp	1,094,023	70,641
CV ADR			Royal Dutch Shell PLC - B shares ADR	1,896,124	123,931
JPMorgan Chase & Co	1,751,522	176,221			$611,753
PNC Financial Services Group Inc/The	1,236,990	169,208	Pharmaceuticals - 7.63%
US Bancorp	2,720,754	147,954	Johnson & Johnson	748,336	104,326
Wells Fargo & Co	439,925	24,697	Merck & Co Inc	1,887,440	103,979
		$660,724	Novartis AG ADR	920,120	75,983
Beverages - 2.03%			Pfizer Inc	2,924,369	102,528
Coca-Cola Co/The	1,245,071	57,249	Roche Holding AG ADR	3,936,627	113,828
Dr Pepper Snapple Group Inc	889,040	76,155			$500,644
		$133,404	Pipelines - 1.86%
Chemicals - 2.37%			Enterprise Products Partners LP	4,975,368	121,897
Air Products & Chemicals Inc	376,450	60,017
DowDuPont Inc	632,823	45,760	Private Equity - 1.89%
PPG Industries Inc	430,148	50,000	KKR & Co LP	6,196,664	124,243
		$155,777
Computers - 3.66%			REITs - 5.04%
Accenture PLC - Class A	208,814	29,727	Annaly Capital Management Inc	6,577,586	75,379
Apple Inc	1,167,947	197,430	Digital Realty Trust Inc	915,059	108,380
International Business Machines Corp	83,787	12,908	Host Hotels & Resorts Inc	3,520,359	68,858
		$240,065	Simon Property Group Inc	500,924	77,808
Diversified Financial Services - 6.72%					$330,425
BlackRock Inc	318,211	149,823	Retail - 2.23%
Discover Financial Services	2,360,090	157,017	Costco Wholesale Corp	506,899	81,651
FNF Group	3,584,312	134,125	Starbucks Corp	1,184,459	64,956
		$440,965			$146,607
Electric - 5.58%			Semiconductors - 4.18%
Eversource Energy	1,473,614	92,307	Applied Materials Inc	943,514	53,242
NextEra Energy Inc	533,047	82,660	Maxim Integrated Products Inc	901,095	47,344
WEC Energy Group Inc	1,377,480	92,828	Microchip Technology Inc	977,958	92,710
Xcel Energy Inc	1,983,967	98,246	Taiwan Semiconductor Manufacturing Co Ltd	1,908,903	80,804
		$366,041	ADR
Electrical Components & Equipment - 0.10%					$274,100
Emerson Electric Co	101,157	6,521	Software - 2.16%
			Black Knight Inc (a)	585,793	26,565
Electronics - 1.08%			Fidelity National Information Services Inc	492,992	45,730
Honeywell International Inc	493,500	71,143	Microsoft Corp	833,359	69,319
					$141,614
Food - 3.83%			Telecommunications - 2.83%
Hormel Foods Corp	1,222,979	38,108	BCE Inc	2,022,252	93,347
Kraft Heinz Co/The	1,018,998	78,799	Verizon Communications Inc	1,924,096	92,107
Kroger Co/The	5,035,317	104,231			$185,454
Tyson Foods Inc	413,858	30,175	Toys, Games & Hobbies - 2.09%
		$251,313	Hasbro Inc	1,477,655	136,816
Gas - 1.14%
Sempra Energy	634,631	74,569	Transportation - 1.62%
			Union Pacific Corp	612,240	70,891
Healthcare - Products - 4.50%			United Parcel Service Inc	300,021	35,262
Abbott Laboratories	1,613,190	87,484			$106,153
Becton Dickinson and Co	416,131	86,834	TOTAL COMMON STOCKS		$6,483,544
Medtronic PLC	1,499,518	120,741
		$295,059
Insurance - 5.79%
Allstate Corp/The	1,149,664	107,908
Chubb Ltd	1,117,706	168,572
Fairfax Financial Holdings Ltd	119,537	63,040

See accompanying notes.

		Schedule of Investments
		Equity Income Fund
		October 31, 2017

INVESTMENT COMPANIES - 1.32%	Shares Held	Value (000's)
Money Market Funds - 1.32%
Morgan Stanley Institutional Liquidity Funds -	86,440,712	$86,441
Government Portfolio

TOTAL INVESTMENT COMPANIES		$86,441
Total Investments		$6,569,985
Other Assets and Liabilities - (0.15)%		$(10,100)
TOTAL NET ASSETS - 100.00%		$6,559,885

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.51%
Consumer, Non-cyclical		17.99%
Energy		11.19%
Consumer, Cyclical		11.08%
Technology		10.00%
Industrial		6.80%
Utilities		6.72%
Communications		3.17%
Basic Materials		2.37%
Investment Companies		1.32%
Other Assets and Liabilities		(0.15)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2017

	Principal				Principal
BONDS - 80.80%	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Banks - 9.97%				Sovereign (continued)
ABQ Finance Ltd				Peru Government Bond
3.50%, 02/22/2022		$1,000	$986	6.15%, 08/12/2032(a)		$600	$193
Banco do Brasil SA/Cayman				Peruvian Government International Bond
4.63%, 01/15/2025(a)		200	200	6.35%, 08/12/2028(a)		650	215
Finansbank AS/Turkey				6.35%, 08/12/2028		1,400	463
4.88%, 05/19/2022(a)		400	394	Republic of Poland Government Bond
Sberbank of Russia Via SB Capital SA				2.50%, 07/25/2027	PLN	5,100	1,293
5.50%, 02/26/2024		600	614	Russian Federal Bond - OFZ
U.S. Treasury 5-Year Note + 4.02%				8.13%, 02/03/2027	RUB	61,000	1,090
Turkiye Is Bankasi				Sri Lanka Government International Bond
6.13%, 04/25/2024(a)		500	498	5.88%, 07/25/2022		$400	427
			$2,692	6.25%, 07/27/2021		200	216
Chemicals - 0.74%				Turkey Government International Bond
Braskem Netherlands Finance BV				5.75%, 05/11/2047		400	381
3.50%, 01/10/2023(a)		200	200	Ukraine Government International Bond
				7.75%, 09/01/2022		150	160
Electric - 2.62%				7.75%, 09/01/2025		800	832
Eskom Holdings SOC Ltd				Zambia Government International Bond
5.75%, 01/26/2021		700	707	5.38%, 09/20/2022		300	287
							$12,652
Food - 1.14%				Supranational Bank - 1.93%
Nova Austral SA				Banque Ouest Africaine de Developpement
8.25%, 05/26/2021(a)		300	308	5.00%, 07/27/2027(a)		500	520

Iron & Steel - 1.11%				Telecommunications - 7.27%
Gerdau Trade Inc				HTA Group Ltd/Mauritius
4.88%, 10/24/2027(a)		300	301	9.13%, 03/08/2022(a)		300	321
				9.13%, 03/08/2022		200	214
Oil & Gas - 3.10%				MTN Mauritius Investment Ltd
Petrobras Global Finance BV				4.76%, 11/11/2024		200	198
6.00%, 01/27/2028(a)		320	324	5.37%, 02/13/2022(a)		500	515
6.85%, 06/05/2115		535	512	VEON Holdings BV
			$836	4.95%, 06/16/2024(a)		700	716
Pipelines - 3.74%							$1,964
Abu Dhabi Crude Oil Pipeline LLC				TOTAL BONDS			$21,819
3.65%, 11/02/2029(a),(b)		500	500		Principal
4.60%, 11/02/2047(a),(b)		500	511	CONVERTIBLE BONDS - 3.86%	Amount (000's) Value (000's)
			$1,011	Investment Companies - 3.86%
Real Estate - 2.33%				Aabar Investments PJSC
China Evergrande Group				0.50%, 03/27/2020	EUR	600	640
8.25%, 03/23/2022		400	421	1.00%, 03/27/2022		400	403
8.75%, 06/28/2025		200	207				$1,043
			$628	TOTAL CONVERTIBLE BONDS			$1,043
Sovereign - 46.85%				Total Investments			$22,862
1MDB Global Investments Ltd				Other Assets and Liabilities - 15.34%			$4,143
4.40%, 03/09/2023		600	576	TOTAL NET ASSETS - 100.00%			$27,005
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)		300	298
3.13%, 10/11/2027(a)		600	592	(a)	Security exempt from registration under Rule 144A of the Securities Act of
4.13%, 10/11/2047(a)		400	396	1933. These securities may be resold in transactions exempt from
Argentina POM Politica Monetaria				registration, normally to qualified institutional buyers. At the end of the
26.25%, 06/21/2020	ARS	13,400	815	period, the value of these securities totaled $8,388 or 31.06% of net assets.
Argentina Central Bank 7D Repo Rate + 0.00%				(b)	Security purchased on a when-issued basis.
Bahrain Government International Bond
7.00%, 10/12/2028		$600	617
7.50%, 09/20/2047(a)		500	487
Brazilian Government International Bond
4.63%, 01/13/2028		300	298
Ecuador Government International Bond
8.88%, 10/23/2027(a)		400	408
Export Credit Bank of Turkey
4.25%, 09/18/2022(a)		300	291
Gabon Government International Bond
6.95%, 06/16/2025(a)		200	200
6.95%, 06/16/2025		200	200
Indonesia Treasury Bond
7.00%, 05/15/2022	IDR	6,500,000	490
7.50%, 05/15/2038		6,700,000	503
Iraq International Bond
5.80%, 01/15/2028		$525	494
Malaysia Government Bond
4.18%, 07/15/2024	MYR	1,800	430

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2017

Portfolio Summary (unaudited)
Country			Percent
United Arab Emirates			12.37%
Netherlands			6.49%
Cayman Islands			5.98%
Turkey			5.80%
Poland			4.79%
Mauritius			4.62%
Bahrain			4.08%
Russian Federation			4.04%
Ukraine			3.67%
Indonesia			3.67%
Virgin Islands, British			3.25%
Peru			3.23%
Argentina			3.02%
South Africa			2.62%
Sri Lanka			2.38%
Luxembourg			2.27%
Supranational			1.93%
Brazil			1.84%
Iraq			1.83%
Malaysia			1.59%
Ecuador			1.51%
Gabon			1.48%
Chile			1.14%
Zambia			1.06%
Other Assets and Liabilities			15.34%
TOTAL NET ASSETS			100.00%

Futures Contracts

Description and Expiration Date		Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)
US 10 Year Note; December 2017		Short	16	$1,999	$				1
US Long Bond; December 2017		Short	10	1,525					(1)
Total					$				—

Amounts in thousands except contracts

Foreign Currency Contracts

							Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For		Fair Value		Asset	Liability
Bank of New York Mellon	11/13/2017	EUR	516,639	$611		$602	$	— $	(9)
HSBC Securities Inc	11/22/2017	CNY	5,000,000	702		753		51	—
HSBC Securities Inc	11/22/2017	TRY	3,200,000	841		838		4	(7)
HSBC Securities Inc	11/24/2017	CNH	5,500,000	826		828		2	—
HSBC Securities Inc	11/24/2017	MXN	15,600,000	817		811		—	(6)
HSBC Securities Inc	11/24/2017	RUB	66,000,000	1,139		1,127		—	(12)
HSBC Securities Inc	11/24/2017	TRY	1,600,000	417		419		2	—
Total								$59	$(34)
							Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For		Fair Value		Asset	Liability
Bank of New York Mellon	11/13/2017	EUR	516,639	$614		$602		$12	$—
HSBC Securities Inc	11/13/2017	EUR	873,748	1,037		1,018		19	—
HSBC Securities Inc	11/22/2017	CNY	5,000,000	704		753		—	(49)
HSBC Securities Inc	11/22/2017	TRY	3,200,000	844		839		5	—
HSBC Securities Inc	11/23/2017	MXN	7,800,000	406		405		1	—
HSBC Securities Inc	11/24/2017	CNH	5,500,000	829		828		1	—
HSBC Securities Inc	11/24/2017	HUF	210,000,000	805		787		18	—
HSBC Securities Inc	11/24/2017	MXN	7,800,000	407		405		2	—
HSBC Securities Inc	11/24/2017	PLN	4,700,000	1,308		1,292		16	—
HSBC Securities Inc	11/24/2017	RON	3,150,000	808		797		11	—
HSBC Securities Inc	11/24/2017	RUB	66,000,000	1,130		1,127		3	—
HSBC Securities Inc	11/24/2017	TRY	1,600,000	426		419		7	—
HSBC Securities Inc	12/14/2017	EGP	11,974,375	669		673		—	(4)
Total								$95	$(53)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2017

Credit Default Swaps

Buy Protection
		Implied
		Credit
		Spread as of	(Pay)/				Unrealized
		October 31,	Receive Payment		Notional	Upfront	Appreciation/	Fair Value
Counterparty	Reference Entity	2017 (a)	Fixed Rate Frequency	Maturity Date	Amount	Payments/(Receipts)	(Depreciation)	Asset	Liability
Citigroup Inc	Republic of South	1.83%	(1.00)% Quarterly	12/20/2022	$2,000	$81	$(2)	$79	$—
	Africa Government
	International Bond,
	5.50%, 03/09/2020
HSBC Securities Inc	Turkey Government	1.84%	(1.00)% Quarterly	12/20/2022	1,375	54	—	54	—
	International Bond,
	11.88%, 01/15/2030
Total						$135	$(2)	$133	$—

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

		(Pay)/
		Receive
	Floating Rate	Floating	Fixed	Payment		Notional	Unrealized		Upfront			Fair Value
Counterparty	Index	Rate	Rate	Frequency	Maturity Date	Amount	Appreciation/(Depreciation)		Payments/(Receipts)			Asset	Liability
Citigroup Inc	Brazil Cetip	Pay	8.58%	Annual	01/02/2020	BRL 6,150	$9			$—		$9	$—
	Interbank Deposit
HSBC Securities	Brazil Cetip	Receive	7.35%	Annual	01/02/2019	26,000	(4)			—		—	(4)
Inc	Interbank Deposit
HSBC Securities	Brazil Cetip	Pay	9.55%	Annual	01/02/2020	8,825	60			—		60	—
Inc	Interbank Deposit
Total							$65			$—		$69	$(4)

Amounts in thousands

Total Return Swaps

			Pay/Receive							Value and Unrealized
	Reference		Positive		Payment	Expiration	Notional	Upfront		Appreciation/(Depreciation)
Counterparty	Entity	Contracts	Return	Financing Rate	Frequency	Date	Amount	Payments/(Receipts)			Asset		Liability
Citigroup Inc	iShares J.P.	12,000	Receive	3 month	Quarterly	01/31/2018	$1,369		$—		$4		$—
	Morgan USD			LIBOR plus
	EM Bond			1.50%
	UCITS ETF
HSBC Securities	Egypt Treasury	4,000,000	Receive	Interpolated 2	Quarterly	11/07/2017	216		—		10		—
Inc	Bills, 0.00%,			month and 3
	11/07/2017			month LIBOR
				plus 1.10%
HSBC Securities	Egypt Treasury	13,000,000	Receive	Interpolated 2	Quarterly	12/05/2017	711		—		12		—
Inc	Bills, 0.00%,			Month and 3
	12/05/2017			Month LIBOR
				plus 1.10%
HSBC Securities	Egypt Treasury	12,500,000	Receive	Interpolated 2	Quarterly	12/12/2017	681		—		12		—
Inc	Bills, 0.00%,			Month and 3
	12/12/2017			Month LIBOR
				plus 1.10%
HSBC Securities	Egypt Treasury	6,000,000	Receive	3 month	Quarterly	12/26/2017	327		—		3		—
Inc	Bills, 0.00%,			LIBOR plus
	12/26/2017			1.10%
Total									$—		$41		$—

Amounts in thousands except contracts

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

COMMON STOCKS - 33.98%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.05%			Chemicals (continued)
Smiles Fidelidade SA	232,000	$5,990	Olin Corp	140,751	$5,142
			Sanyo Chemical Industries Ltd	101,400	5,325
Aerospace & Defense - 0.08%			Showa Denko KK	376,400	12,612
L3 Technologies Inc	51,203	9,584			$72,089
			Coal - 0.15%
Agriculture - 0.10%			China Shenhua Energy Co Ltd	3,162,000	7,564
Philip Morris International Inc	117,022	12,245	Foresight Energy LP	695,156	3,010
			Yanzhou Coal Mining Co Ltd	7,338,000	7,324
Airlines - 0.04%					$17,898
International Consolidated Airlines Group SA	566,001	4,780	Commercial Services - 1.74%
			Abertis Infraestructuras SA	659,215	14,258
Automobile Manufacturers - 0.07%			Ashtead Group PLC	417,458	10,753
New Flyer Industries Inc	85,200	3,615	Atlantia SpA	1,290,424	42,069
Suzuki Motor Corp	94,500	5,176	CCR SA	4,856,600	26,961
		$8,791	Cengage Learning Holdings II Inc (a),(c)	34,465	284
Automobile Parts & Equipment - 0.37%			China Merchants Port Holdings Co Ltd	1,394,000	4,361
Allison Transmission Holdings Inc	141,656	6,019	COSCO SHIPPING Ports Ltd	8,710,000	10,094
Bridgestone Corp	157,100	7,505	Groupe Eurotunnel SE	1,885,855	23,699
Dana Inc	331,620	10,111	Jiangsu Expressway Co Ltd	15,048,329	23,072
Georg Fischer AG	9,049	11,149	KAR Auction Services Inc	75,196	3,559
Goodyear Tire & Rubber Co/The	188,906	5,779	Transurban Group	6,011,296	55,880
Weichai Power Co Ltd	3,952,000	4,921			$214,990
		$45,484	Computers - 0.26%
Banks - 2.15%			Atos SE	54,442	8,455
Aareal Bank AG	125,480	5,217	HP Inc	259,570	5,594
Agricultural Bank of China Ltd	13,425,000	6,323	Leidos Holdings Inc	183,475	11,471
Banco do Brasil SA	194,800	2,059	Western Digital Corp	69,286	6,185
Banco Santander Chile SA ADR	106,963	3,346			$31,705
Bank of America Corp	464,958	12,735	Cosmetics & Personal Care - 0.09%
BOC Hong Kong Holdings Ltd	2,157,500	10,281	Colgate-Palmolive Co	106,365	7,493
Central Pacific Financial Corp	303,551	9,447	Svenska Cellulosa AB SCA	397,113	3,729
China Merchants Bank Co Ltd	1,530,000	5,843			$11,222
Citigroup Inc	189,080	13,897	Distribution & Wholesale - 0.11%
Comerica Inc	64,930	5,102	Mitsubishi Corp	208,000	4,871
Credicorp Ltd	13,403	2,807	Sumitomo Corp	606,200	8,768
Cullen/Frost Bankers Inc	112,004	11,032			$13,639
Danske Bank A/S	150,469	5,742
			Diversified Financial Services - 0.18%
DNB ASA	197,783	3,817	Hana Financial Group Inc	152,802	6,540
East West Bancorp Inc	138,236	8,272
Erste Group Bank AG (a)	114,236	4,904	Mebuki Financial Group Inc	1,136,800	4,742
			Moelis & Co	177,768	7,600
Fifth Third Bancorp	380,364	10,993	Tai Fook Securities Group Ltd	6,157,000	3,492
First Busey Corp	314,212	9,778
					$22,374
IBERIABANK Corp	84,410	6,225
			Electric - 3.95%
ICICI Bank Ltd ADR	473,379	4,331
			Alliant Energy Corp	233,531	10,103
ING Groep NV	433,681	8,014
JPMorgan Chase & Co (b)	327,589	32,959	Ameren Corp	41,100	2,548
			American Electric Power Co Inc	457,704	34,058
Lloyds Banking Group PLC	9,880,957	8,956
			CenterPoint Energy Inc	340,874	10,083
Mediobanca SpA	1,172,719	12,847	CMS Energy Corp (b)	228,600	11,057
Mitsubishi UFJ Financial Group Inc	1,304,600	8,849	Dominion Energy Inc (b)	673,840	54,675
Natixis SA	1,877,928	14,727	DTE Energy Co (b)	187,800	20,744
PacWest Bancorp	192,031	9,279	Edison International (b)	111,900	8,946
Resona Holdings Inc	947,700	5,123
			Enel SpA	1,442,963	8,949
Sberbank of Russia PJSC ADR	272,467	3,910
			Entergy Corp	110,474	9,529
State Street Corp	45,619	4,197	Eversource Energy (b)	486,616	30,481
Union Bankshares Corp	256,929	8,867
Wells Fargo & Co (b)	81,035	4,549	Exelon Corp	201,233	8,092
			Great Plains Energy Inc	818,295	26,865
		$264,428	Hydro One Ltd (d)	814,200	14,396
Biotechnology - 0.13%			Iberdrola SA	286,975	2,319
Gilead Sciences Inc (b)	215,372	16,144
			Infraestructura Energetica Nova SAB de CV	170,000	867
			NextEra Energy Inc (b)	409,957	63,572
Building Materials - 0.33%			Origin Energy Ltd (a)	615,707	3,750
Buzzi Unicem SpA	313,340	8,723	PG&E Corp	803,303	46,407
Masco Corp	132,239	5,266	Pinnacle West Capital Corp (b)	50,100	4,394
Owens Corning	140,351	11,606	Portland General Electric Co	135,000	6,445
Xinyi Glass Holdings Ltd	15,502,000	15,021	Power Assets Holdings Ltd	2,643,500	22,917
		$40,616	Public Service Enterprise Group Inc	140,000	6,888
Chemicals - 0.58%			SCANA Corp (b)	265,000	11,432
Celanese Corp	64,783	6,757	Southern Co/The	724,212	37,804
China General Plastics Corp	4,694,000	4,400	SSE PLC	1,100,563	20,213
Denka Co Ltd	170,300	5,690	WEC Energy Group Inc (b)	145,000	9,772
DowDuPont Inc	193,115	13,964			$487,306
Huntsman Corp	345,842	11,074	Electrical Components & Equipment - 0.11%
Kingboard Laminates Holdings Ltd	4,239,500	7,125	Fujikura Ltd	527,200	4,601

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Electrical Components & Equipment (continued)			Insurance (continued)
Furukawa Electric Co Ltd	149,200	$9,084	NN Group NV	271,074	$11,352
		$13,685	Prudential Financial Inc	74,017	8,176
Electronics - 0.11%			Reinsurance Group of America Inc	30,347	4,533
Hu Lane Associate Inc	814,000	4,646	Swiss Life Holding AG (a)	51,979	18,066
Nippon Electric Glass Co Ltd	98,000	4,001	UNIQA Insurance Group AG	728,063	7,460
Tripod Technology Corp	1,332,000	4,906	Unum Group	331,460	17,249
		$13,553			$152,920
Energy - Alternate Sources - 0.19%			Iron & Steel - 0.08%
NextEra Energy Partners LP (b)	600,728	23,633	Material Sciences Corp - Warrants (a),(c),(e),(f)	1,131,541	1,516
			Steel Dynamics Inc	211,862	7,884
Engineering & Construction - 0.54%					$9,400
Aena SME SA (d)	45,126	8,279	Leisure Products & Services - 0.08%
Astaldi SpA	490,620	3,397	Royal Caribbean Cruises Ltd	77,893	9,641
China Machinery Engineering Corp	6,758,000	4,143
CIMIC Group Ltd	53,278	1,977	Lodging - 0.23%
Downer EDI Ltd	1,375,543	7,381	Extended Stay America Inc	977,408	19,372
Eiffage SA	46,802	4,889	Hilton Grand Vacations Inc (a)	76,497	3,133
Grupo Aeroportuario del Pacifico SAB de CV	356,303	3,388	Hilton Worldwide Holdings Inc	50,843	3,675
Japan Airport Terminal Co Ltd	136,700	4,859	Scandic Hotels Group AB (d)	216,540	2,794
Kyudenko Corp	237,700	10,495			$28,974
Vinci SA	178,367	17,476	Machinery - Construction & Mining - 0.09%
		$66,284	Oshkosh Corp	79,592	7,287
Food - 0.10%			United Tractors Tbk PT	1,484,000	3,793
Sonae SGPS SA	4,030,129	4,825			$11,080
WH Group Ltd (d)	7,957,500	8,064	Machinery - Diversified - 0.10%
		$12,889	Cummins Inc	46,900	8,296
Gas - 1.55%			Valmet OYJ	219,096	4,248
Atmos Energy Corp	100,025	8,726			$12,544
National Grid PLC ADR	268,750	16,407	Media - 0.48%
National Grid PLC	6,663,384	80,210	Cogeco Communications Inc	100,000	7,190
NiSource Inc (b)	851,139	22,445	Comcast Corp - Class A (b)	841,000	30,301
Osaka Gas Co Ltd	1,080,500	20,928	I-CABLE Communications Ltd (a)	170,741	5
Rubis SCA	142,096	8,917	Time Warner Inc	223,600	21,978
Sempra Energy (b)	158,000	18,565			$59,474
South Jersey Industries Inc	15,500	527	Mining - 0.42%
UGI Corp	307,127	14,699	Alumina Ltd	3,831,225	6,875
		$191,424	Anglo American PLC	98,429	1,857
Hand & Machine Tools - 0.03%			Boliden AB	139,942	4,897
Basso Industry Corp	1,304,900	3,607	Lundin Mining Corp	521,600	3,978
			Mineral Resources Ltd	398,549	5,319
Healthcare - Products - 0.02%			Mitsui Mining & Smelting Co Ltd	158,000	8,222
Japan Lifeline Co Ltd	54,400	2,610	Rio Tinto Ltd	107,673	5,737
			Rio Tinto PLC	127,908	6,045
Healthcare - Services - 0.23%			Vedanta Ltd ADR	406,576	8,375
Anthem Inc	51,203	10,712			$51,305
HealthSouth Corp	221,803	10,234	Miscellaneous Manufacturers - 0.19%
Humana Inc	15,898	4,059	Hill & Smith Holdings PLC	339,957	5,972
Laboratory Corp of America Holdings (a)	19,067	2,931	Parker-Hannifin Corp	56,517	10,321
		$27,936	Trinseo SA	94,625	6,718
Home Builders - 0.15%					$23,011
Bellway PLC	103,192	5,003	Office & Business Equipment - 0.17%
MDC Holdings Inc	171,893	6,367	Canon Inc	191,800	7,205
Persimmon PLC	188,496	7,015	Xerox Corp	472,127	14,310
		$18,385			$21,515
Home Furnishings - 0.00%			Oil & Gas - 1.14%
Targus Group International Inc (a),(c),(e),(f)	75,881	68	Chaparral Energy Inc - A Shares (a),(c)	252,908	6,057
			Chaparral Energy Inc - A Shares (a),(c),(f)	1,934	46
Insurance - 1.24%			Chaparral Energy Inc - B Shares (a),(c),(f)	53,185	1,274
AIA Group Ltd	428,400	3,228	Chevron Corp	237,781	27,557
Allianz SE	28,265	6,599	China Petroleum & Chemical Corp	10,202,000	7,492
Allstate Corp/The	65,823	6,178	Comstock Resources Inc - Warrants (a)	28,875	130
American Financial Group Inc/OH	170,033	17,937	EOG Resources Inc	135,100	13,492
ASR Nederland NV	108,055	4,430	Exxon Mobil Corp (b)	106,526	8,879
AXA SA	380,171	11,477	Frontera Energy Corp (a)	35,992	1,076
Hartford Financial Services Group Inc/The	134,041	7,379	Milagro Oil & Gas Inc (a),(c),(e),(f)	1,874	189
Legal & General Group PLC	1,956,349	6,936	Murphy Oil Corp	331,133	8,858
Lincoln National Corp	66,490	5,038	Royal Dutch Shell PLC ADR(b)	205,000	12,921
Manulife Financial Corp	365,100	7,341	Royal Dutch Shell PLC - A Shares	485,029	15,269
MS&AD Insurance Group Holdings Inc	50,300	1,709	Royal Dutch Shell PLC - B Shares	440,701	14,189
Muenchener Rueckversicherungs-Gesellschaft	34,887	7,832	SandRidge Energy Inc (a)	140,499	2,637
AG in Muenchen			Titan Energy LLC (a)	133,081	512
			TOTAL SA	204,829	11,417

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)			REITs (continued)
Whitecap Resources Inc	1,139,040	$8,176	CapitaLand Retail China Trust	3,652,900	$4,447
		$140,171	Champion REIT	9,331,000	6,734
Oil & Gas Services - 0.04%			Charter Hall Group	1,631,227	7,252
Subsea 7 SA	320,487	5,403	City Office REIT Inc	1,082,045	14,110
			Corporate Office Properties Trust	208,951	6,672
Packaging & Containers - 0.19%			Cromwell Property Group	12,515,000	9,580
DS Smith PLC	1,034,642	7,156	Crown Castle International Corp (b)	576,618	61,745
WestRock Co	256,107	15,707	CubeSmart (b)	712,026	19,381
		$22,863	CyrusOne Inc	10,000	614
			CYS Investments Inc (b)	1,056,987	8,456
Pharmaceuticals - 0.24%
AbbVie Inc (b)	103,647	9,354	Daiwa Office Investment Corp	680	3,305
Johnson & Johnson	21,140	2,947	DDR Corp	1,145,080	8,783
Merck & Co Inc	70,768	3,899	Dexus	2,562,163	19,185
Pfizer Inc	144,930	5,081	Digital Realty Trust Inc	42,306	5,011
Recordati SpA	186,502	8,667	Empiric Student Property PLC	1,169,387	1,511
			EPR Properties (b)	153,546	10,622
		$29,948
Pipelines - 1.52%			Equinix Inc	27,741	12,858
			Essex Property Trust Inc (b)	121,483	31,881
Enbridge Inc	765,818	29,431
Enterprise Products Partners LP (b)	1,883,897	46,156	Eurocommercial Properties NV	169,290	7,049
Kinder Morgan Inc/DE	2,249,574	40,740	Extra Space Storage Inc	86,921	7,092
Koninklijke Vopak NV	234,808	10,163	Far East Hospitality Trust	11,045,700	5,674
ONEOK Inc	235,846	12,799	Fonciere Des Regions	96,915	9,869
Pembina Pipeline Corp	145,800	4,820	Fortune Real Estate Investment Trust	2,768,000	3,353
Plains All American Pipeline LP	1,053,992	21,048	Frasers Centrepoint Trust	3,866,200	6,155
Targa Resources Corp	120,000	4,980	Frasers Logistics & Industrial Trust	8,211,805	6,717
TransCanada Corp	10,000	475	Gecina SA	54,714	8,887
Williams Partners LP	445,000	16,483	Goodman Group	1,913,678	12,270
		$187,095	Gramercy Property Trust	586,304	17,413
			Granite Real Estate Investment Trust	129,410	4,999
Private Equity - 0.10%
Intermediate Capital Group PLC	908,675	11,733	Healthcare Trust of America Inc	264,819	7,958
			Highwoods Properties Inc	122,048	6,231
			Hispania Activos Inmobiliarios SOCIMI SA	272,153	4,696
Real Estate - 1.98%
ADO Properties SA (d)	349,528	17,280	Hoshino Resorts REIT Inc	643	3,096
Aroundtown SA	1,716,940	12,043	Hudson Pacific Properties Inc	275,100	9,304
Atrium European Real Estate Ltd (a)	1,181,404	5,534	Independence Realty Trust Inc	1,508,312	15,309
BUWOG AG (a)	214,855	6,193	Industrial & Infrastructure Fund Investment	1,599	6,514
CA Immobilien Anlagen AG	177,749	5,068	Corp
CapitaLand Ltd	3,065,100	8,254	InfraREIT Inc	851,246	19,068
Castellum AB	457,724	7,345	Inmobiliaria Colonial Socimi SA	538,199	5,124
Citycon OYJ	1,906,384	4,655	Investa Office Fund	1,247,862	4,286
Deutsche Wohnen SE	390,264	16,703	Invitation Homes Inc	381,417	8,609
Echo Investment SA	747,847	935	Irish Residential Properties REIT PLC	2,272,325	3,907
Entra ASA (d)	386,477	5,319	Japan Hotel REIT Investment Corp	29,300	19,399
Fabege AB	242,000	5,110	Japan Logistics Fund Inc	3,521	6,318
Kerry Properties Ltd	1,400,000	6,300	Japan Rental Housing Investments Inc	4,811	3,326
LEG Immobilien AG	155,015	15,791	Kenedix Retail REIT Corp	2,439	4,813
Leopalace21 Corp	422,600	3,156	Kilroy Realty Corp	214,294	15,264
Mitsubishi Estate Co Ltd	226,500	4,108	Kite Realty Group Trust	280,000	5,233
			Klepierre SA	212,915	8,476
Mitsui Fudosan Co Ltd	998,600	23,308	Liberty Property Trust (b)	344,565	14,775
New World Development Co Ltd	13,678,000	20,393
Nexity SA (a)	119,511	7,345	Link REIT	2,622,500	22,048
Propertylink Group	10,849,669	8,315	LondonMetric Property PLC	4,281,504	10,025
			Macquarie Mexico Real Estate Management	7,727,600	9,331
RHT Health Trust	6,453,100	3,979	SA de CV (a)
SOHO China Ltd (a)	7,300,000	4,229
Sun Hung Kai Properties Ltd	1,048,000	17,144	MCUBS MidCity Investment Corp	4,259	14,110
Times Property Holdings Ltd	8,588,000	8,871	Merlin Properties Socimi SA	1,412,355	18,649
TLG Immobilien AG	261,584	6,068	Mirvac Group	3,468,575	6,411
Tokyo Tatemono Co Ltd	564,700	7,922	Monmouth Real Estate Investment Corp	616,903	10,512
Vonovia SE	194,423	8,588	New Residential Investment Corp	883,274	15,572
Wihlborgs Fastigheter AB	194,931	4,628	NewRiver REIT PLC	3,288,345	14,632
			NexPoint Residential Trust Inc	332,545	7,898
		$244,584
			Park Hotels & Resorts Inc	607,392	17,487
REITs - 8.99%			Physicians Realty Trust	360,844	6,271
AIMS AMP Capital Industrial REIT	3,969,750	4,210
			PLA Administradora Industrial S de RL de CV	4,830,345	7,402
Alexandria Real Estate Equities Inc	95,193	11,800	(a)
Altarea SCA	33,455	7,535	Prologis Inc (b)	464,213	29,979
American Tower Corp	286,877	41,216
			Prologis Property Mexico SA de CV	1,705,580	3,323
Annaly Capital Management Inc	358,034	4,103
			Pure Industrial Real Estate Trust	2,660,100	13,732
Apartment Investment & Management Co	459,178	20,195	SBA Communications Corp (a)	10,000	1,572
Arena REIT	2,175,825	3,732
			Secure Income REIT Plc	301,021	1,509
Blackstone Mortgage Trust Inc	323,497	10,297
			Segro PLC	1,398,677	10,097
Brandywine Realty Trust	339,472	5,937
			Sekisui House Reit Inc	3,808	4,215
Brixmor Property Group Inc	399,180	6,974
			Senior Housing Properties Trust	192,484	3,542
CapitaLand Commercial Trust	13,062,545	16,639

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)		Shares Held	Value (000's)
REITs (continued)			Water - 0.15%
Simon Property Group Inc (b)	263,610	$40,947	American Water Works Co Inc (b)		215,500	$18,912
Spirit Realty Capital Inc	2,760,092	22,936
Spring Real Estate Investment Trust	8,431,000	3,708	TOTAL COMMON STOCKS			$4,188,594
STAG Industrial Inc	433,465	11,834	INVESTMENT COMPANIES - 3.17%		Shares Held	Value (000's)
Starwood Waypoint Homes (b)	726,105	26,365	Money Market Funds - 3.17%
STORE Capital Corp	1,046,267	25,832	BlackRock Liquidity Funds FedFund Portfolio		109,538,008	109,538
Summit Hotel Properties Inc	572,550	9,052	Goldman Sachs Financial Square Funds -		10,029,079	10,029
Sun Communities Inc (b)	277,826	25,077	Government Fund
Sunstone Hotel Investors Inc	477,475	7,792	Morgan Stanley Institutional Liquidity Funds -		103,452,138	103,452
Tanger Factory Outlet Centers Inc	189,849	4,319	Government Portfolio
Taubman Centers Inc	131,615	6,215	Wells Fargo Advantage Government Money		167,743,308	167,744
Two Harbors Investment Corp	1,322,175	12,957	Market Fund
UNITE Group PLC/The	477,476	4,461				$390,763
Uniti Group Inc (b)	1,000,860	17,515	TOTAL INVESTMENT COMPANIES			$390,763
Vastned Retail NV	1,572	69	CONVERTIBLE PREFERRED STOCKS -
Viva Energy REIT	840,285	1,378	0.04%		Shares Held	Value (000's)
Viva Industrial Trust	1,266,100	911	Banks - 0.04%
Welltower Inc	74,551	4,992	Wells Fargo & Co 7.50% (g)		4,046	$5,300
Weyerhaeuser Co	398,476	14,309
WPT Industrial Real Estate Investment Trust	957,362	12,813	TOTAL CONVERTIBLE PREFERRED STOCKS			$5,300
		$1,107,768	PREFERRED STOCKS - 0.64%		Shares Held	Value (000's)
Retail - 0.14%			Banks - 0.24%
Wal-Mart de Mexico SAB de CV	2,917,600	6,531	AgriBank FCB 6.88% (g)		33,000	3,655
Wal-Mart Stores Inc	128,802	11,246	3 Month LIBOR + 4.23%
		$17,777	Citigroup Inc 6.88% (g)		80,995	2,340
Semiconductors - 0.56%			3 Month LIBOR + 4.13%
ASM Pacific Technology Ltd	218,500	3,188	CoBank ACB 6.20% (g)		7,000	750
BE Semiconductor Industries NV	103,588	8,140	3 Month LIBOR + 3.74%
Lam Research Corp	30,741	6,412	CoBank ACB 6.25% (d),(g)		51,000	5,482
Microchip Technology Inc	141,583	13,422	3 Month LIBOR + 4.56%
MKS Instruments Inc	38,389	4,171	Fifth Third Bancorp 6.63% (g)		100,000	2,849
Powertech Technology Inc	3,061,000	9,586	3 Month LIBOR + 3.71%
Rohm Co Ltd	58,200	5,418	Goldman Sachs Group Inc/The 5.50% (g)		32,200	864
Samsung Electronics Co Ltd	3,171	7,817	3 Month LIBOR + 3.64%
SUMCO Corp	205,900	4,535	Huntington Bancshares Inc/OH 6.25% (g)		70,000	1,943
Taiwan Semiconductor Manufacturing Co Ltd	796,000	6,435	KeyCorp 6.13% (g)		40,000	1,168
		$69,124	3 Month LIBOR + 3.89%
Shipbuilding - 0.02%			Morgan Stanley 5.85% (g)		60,000	1,620
Huntington Ingalls Industries Inc	11,041	2,571	3 Month LIBOR + 3.49%
			PNC Financial Services Group Inc/The		50,000	1,411
Software - 0.40%			6.13% (g)
Aspect Software Inc (a),(c),(e),(f)	514,301	8,743	3 Month LIBOR + 4.07%
InterXion Holding NV (a)	438,407	23,407	State Street Corp 5.90% (g)		65,000	1,801
Microsoft Corp (b)	208,729	17,362	3 Month LIBOR + 3.11%
		$49,512	Valley National Bancorp 6.25% (g)		120,000	3,306
Storage & Warehousing - 0.06%			3 Month LIBOR + 3.85%
Safestore Holdings PLC	1,274,425	7,529	Wells Fargo & Co 5.63% (g)		80,727	2,083
						$29,272
Telecommunications - 0.75%			Diversified Financial Services - 0.01%
Accton Technology Corp	4,816,000	15,528	Charles Schwab Corp/The 6.00% (g)		59,400	1,628
AT&T Inc (b)	502,594	16,912
BCE Inc (b)	285,000	13,156	Electric - 0.09%
CenturyLink Inc	920,000	17,471	Alabama Power Co 5.00% (g)		75,000	1,915
Cisco Systems Inc	302,309	10,324	Dominion Energy Inc 5.25%, 07/30/2076		76,941	1,949
TELUS Corp	45,200	1,637	Entergy Louisiana LLC	4.70%, 06/01/2063	99,900	2,485
Verizon Communications Inc	124,850	5,977	Entergy New Orleans Inc	5.00%, 12/01/2052	20,000	502
Zayo Group Holdings Inc (a)	301,462	10,871	SCE Trust V 5.45% (g)		125,000	3,429
		$91,876	3 Month LIBOR + 3.79%
Toys, Games & Hobbies - 0.07%			SCE Trust VI 5.00% (g)		25,000	630
Nintendo Co Ltd	21,400	8,302				$10,910
			Food - 0.01%
Transportation - 1.14%			Dairy Farmers of America Inc 7.88% (d),(g)		10,000	1,140
Central Japan Railway Co	119,900	21,780
CSX Corp	321,238	16,200	Holding Companies - Diversified - 0.03%
East Japan Railway Co	453,200	43,951	Itausa - Investimentos Itau SA 0.06%		1,046,300	3,374
Kamigumi Co Ltd	221,100	5,293
Norfolk Southern Corp (b)	189,694	24,929	Insurance - 0.06%
SITC International Holdings Co Ltd	5,127,000	4,945	Allstate Corp/The 6.63% (g)		100,000	2,683
Union Pacific Corp	199,535	23,105	Arch Capital Group Ltd 5.25% (g)		30,800	767
		$140,203	Hartford Financial Services Group Inc/The		100,000	2,993
			7.88%, 04/15/2042
			3 Month LIBOR + 5.60%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

PREFERRED STOCKS (continued)	Shares Held	Value (000's)	Principal
Insurance (continued)	BONDS (continued)	Amount (000's) Value (000's)
Reinsurance Group of America Inc 6.20%,	20,000	$561	Automobile Asset Backed Securities (continued)
09/15/2042	GM Financial Automobile Leasing Trust
3 Month LIBOR + 4.37%	2016-3
XLIT Ltd 4.48% (g)	1,200	1,142	1.60%, 02/20/2019	$3,224	$3,225
3 Month LIBOR + 3.12%	1 Month LIBOR + 0.36%
$8,146	Hertz Fleet Lease Funding LP
REITs - 0.08%	1.88%, 04/10/2031(d)	4,250	4,257
DDR Corp 6.38% (g)	15,702	400	1 Month LIBOR + 0.65%
Digital Realty Trust Inc 7.38% (g)	8,320	222	Nissan Auto Lease Trust 2017-A
Equity Residential 8.29% (g)	20,702	1,308	1.44%, 09/16/2019	8,500	8,507
Prologis Inc 8.54% (g)	92,034	6,454	1 Month LIBOR + 0.20%
Public Storage 5.88% (g)	57,851	1,549	World Omni Automobile Lease Securitization
Public Storage 6.00% (g)	18,393	496	Trust 2016-A
$10,429	1.65%, 02/15/2019	2,581	2,584
Telecommunications - 0.12%	1 Month LIBOR + 0.41%
Centaur Funding Corp 9.08%, 04/21/2020 (d)	9,000	10,390	$40,267
Telephone & Data Systems Inc 6.88%,	12,496	320	Automobile Manufacturers - 0.10%
11/15/2059	BCD Acquisition Inc
Telephone & Data Systems Inc 7.00%,	91,217	2,313	9.63%, 09/15/2023(d)	7,320	7,997
03/15/2060	Fiat Chrysler Finance Europe SA
Verizon Communications Inc 5.90%,	50,000	1,345	4.75%, 07/15/2022	EUR	1,400	1,877
02/15/2054	6.75%, 10/14/2019	1,200	1,572
$14,368	General Motors Financial Co Inc
5.75%, 12/31/2049(g)	$1,000	1,045
TOTAL PREFERRED STOCKS	$79,267	3 Month LIBOR + 3.60%
Principal
BONDS - 53.91%	Amount (000's)	Value (000's)	$12,491
Aerospace & Defense - 0.38%	Automobile Parts & Equipment - 0.10%
Leonardo SpA	Adient Global Holdings Ltd
4.88%, 03/24/2025	EUR	2,200	$3,189	3.50%, 08/15/2024	EUR	2,100	2,583
TA MFG. Ltd	Allison Transmission Inc
5.00%, 10/01/2024(d)	$2,740	2,856
3.63%, 04/15/2023	853	1,026
TransDigm Inc	American Axle & Manufacturing Inc
6.00%, 07/15/2022	$4,000	4,150	6.25%, 04/01/2025(d)	4,115	4,218
6.38%, 06/15/2026	21,880	22,263	IHO Verwaltungs GmbH
3.25%, 09/15/2023(h)	EUR	2,200	2,688
6.50%, 07/15/2024	10,655	11,002
Triumph Group Inc	$12,345
7.75%, 08/15/2025(d)	5,445	5,819	Banks - 2.54%
$47,449	Australia & New Zealand Banking Group
Agriculture - 0.19%	Ltd/United Kingdom
Adecoagro SA	6.75%, 12/31/2049(d),(g)	$1,000	1,149
6.00%, 09/21/2027(d)	11,883	11,948	USD ICE SWAP Rate NY 5 + 5.17%
MHP SA	Banco Bilbao Vizcaya Argentaria SA
8.25%, 04/02/2020	3,865	4,174	9.00%, 12/31/2049(g)	3,000	3,102
Vector Group Ltd	USSW5 Index Spread + 8.26%
6.13%, 02/01/2025(d)	6,655	6,905	Banco de Bogota SA
6.25%, 05/12/2026(d)	3,620	3,928
$23,027
Apparel - 0.01%	Banco do Brasil SA/Cayman
4.63%, 01/15/2025(d)	5,400	5,389
Hanesbrands Inc
4.63%, 05/15/2024(d)	1,425	1,464	Banco Hipotecario SA
9.75%, 11/30/2020(d)	5,340	6,093
Automobile Asset Backed Securities - 0.33%	Banco Mercantil del Norte SA/Grand
AmeriCredit Automobile Receivables Trust	Cayman
7.63%, 12/31/2049(d),(g)	7,665	8,326
2016-3	U.S. Treasury 10-Year Note + 5.35%
1.79%, 11/08/2019	1,193	1,194
1 Month LIBOR + 0.56%	Banco Nacional de Costa Rica
5.88%, 04/25/2021(d)	3,969	4,126
Capital Auto Receivables Asset Trust 2016-2
6.25%, 11/01/2023(d)	6,085	6,465
1.83%, 01/22/2019	449	449
1 Month LIBOR + 0.59%	Banco Santander SA
6.38%, 12/31/2049(g)	2,000	2,080
Drive Auto Receivables Trust 2017-1	USSW5 Index Spread + 4.79%
1.58%, 05/15/2019	5,945	5,948
1 Month LIBOR + 0.34%	Bancolombia SA
Drive Auto Receivables Trust 2017-2	4.88%, 10/18/2027	5,045	5,051
1.52%, 08/15/2019	10,000	10,001	U.S. Treasury 5-Year Note + 2.93%
1 Month LIBOR + 0.28%	Bank of America Corp
6.30%, 12/31/2049(g)	3,000	3,418
Enterprise Fleet Financing LLC	3 Month LIBOR + 4.55%
1.59%, 02/22/2021(d)	3,205	3,205
6.50%, 12/31/2049(g)	1,000	1,144
GM Financial Automobile Leasing Trust	3 Month LIBOR + 4.17%
2016-2
1.74%, 10/22/2018	897	897	Bank of New York Mellon Corp/The
1 Month LIBOR + 0.50%	4.95%, 12/31/2049(g)	2,000	2,090
3 Month LIBOR + 3.42%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)
Banks (continued)			Banks (continued)
Bank of Nova Scotia/The			KeyCorp Capital III
4.65%, 12/31/2049(g)	$1,100	$ 1,105	7.75%, 07/15/2029		$795	$1,006
3 Month LIBOR + 2.65%			Lloyds Bank PLC
Barclays PLC			12.00%, 12/29/2049 (g)		10,000	13,513
4.84%, 05/09/2028	2,935	3,062	3 Month LIBOR + 11.76%
7.88%, 12/31/2049(g)	10,000	11,151	12.00%, 12/29/2049 (d),(g)		3,000	4,054
USSW5 Index Spread + 6.77%			3 Month LIBOR + 11.76%
BBVA Bancomer SA/Texas			M&T Bank Corp
6.75%, 09/30/2022(d)	4,260	4,837	6.45%, 12/31/2049(g)		535	609
BNP Paribas SA			3 Month LIBOR + 3.61%
7.20%, 06/29/2049(d),(g)	4,400	5,134	Morgan Stanley
3 Month LIBOR + 1.29%			5.55%, 12/31/2049(g)		1,250	1,312
7.37%, 12/31/2049(d),(g)	3,000	3,465	3 Month LIBOR + 3.81%
USSW5 Index Spread + 5.15%			Nordea Bank AB
7.63%, 12/31/2049(d),(g)	3,000	3,364	6.13%, 12/31/2049(d),(g)		5,000	5,456
USSW5 Index Spread + 6.31%			USSW5 Index Spread + 3.39%
BPCE SA			PNC Financial Services Group Inc/The
12.50%, 08/29/2049 (g)	4,000	4,718	6.75%, 07/29/2049(g)		4,000	4,500
3 Month LIBOR + 12.98%			3 Month LIBOR + 3.68%
Cadence BanCorp			Provident Funding Associates LP / PFG
4.88%, 06/28/2019(d)	3,500	3,533	Finance Corp
Capital One Financial Corp			6.38%, 06/15/2025(d)		3,625	3,833
5.55%, 12/31/2049(g)	4,000	4,195	Royal Bank of Scotland Group PLC
3 Month LIBOR + 3.80%			7.50%, 12/31/2049(g)		5,000	5,358
CIT Group Inc			USSW5 Index Spread + 5.80%
5.80%, 12/31/2049(g)	2,285	2,368	8.62%, 12/29/2049(g)		7,000	7,927
3 Month LIBOR + 3.97%			USSW5 Index Spread + 7.60%
Citigroup Capital III			Societe Generale SA
7.63%, 12/01/2036	8,600	11,221	7.38%, 12/31/2049(d),(g)		6,000	6,615
Citigroup Inc			USSW5 Index Spread + 6.24%
6.25%, 12/31/2049(g)	2,000	2,277	8.00%, 12/31/2049(d),(g)		1,000	1,168
3 Month LIBOR + 4.52%			USD ICE SWAP Rate NY 5 + 5.87%
Citizens Financial Group Inc			8.25%, 12/31/2049(g)		1,000	1,059
5.50%, 12/31/2049(g)	4,000	4,190	USSW5 Index Spread + 6.39%
3 Month LIBOR + 3.96%			Standard Chartered PLC
Cooperatieve Rabobank UA			7.01%, 07/29/2049(d),(g)		1,150	1,350
11.00%, 12/29/2049 (d),(g)	1,000	1,135	3 Month LIBOR + 1.46%
3 Month LIBOR + 10.87%			7.75%, 12/31/2049(d),(g)		15,000	16,634
Credit Agricole SA			USSW5 Index Spread + 5.72%
6.63%, 12/31/2049(d),(g)	2,000	2,102	State Savings Bank of Ukraine Via SSB #1
USSW5 Index Spread + 4.70%			PLC
7.88%, 12/31/2049(d),(g)	6,000	6,832	9.62%, 03/20/2025(h)		3,599	3,878
USSW5 Index Spread + 4.90%			SunTrust Banks Inc
Credit Bank of Moscow Via CBOM Finance			5.63%, 12/31/2049(g)		1,000	1,049
PLC			3 Month LIBOR + 3.86%
7.50%, 10/05/2027(d)	7,405	6,860	Turkiye Garanti Bankasi AS
USSW5 Index Spread + 5.42%			6.13%, 05/24/2027(d)		8,053	7,952
Credit Suisse AG			USSW5 Index Spread + 4.22%
6.50%, 08/08/2023(d)	2,000	2,265	Turkiye Is Bankasi
Credit Suisse Group AG			6.13%, 04/25/2024(d)		9,015	8,985
6.25%, 12/31/2049(d),(g)	3,000	3,281	Turkiye Vakiflar Bankasi TAO
USSW5 Index Spread + 3.46%			5.00%, 10/31/2018(d)		2,300	2,320
7.50%, 12/31/2049(d),(g)	1,000	1,162	5.63%, 05/30/2022(d)		6,170	6,155
USSW5 Index Spread + 4.60%			UBS Group AG
Development Bank of Kazakhstan JSC			6.87%, 12/31/2049(g)		3,000	3,270
4.13%, 12/10/2022(d)	7,705	7,821	USD ICE SWAP Rate NY 5 + 5.50%
Dresdner Funding Trust I			6.88%, 12/31/2049(g)		3,000	3,368
8.15%, 06/30/2031(d)	4,500	5,858	USSW5 Index Spread + 4.59%
Finansbank AS/Turkey			US Bancorp
4.88%, 05/19/2022(d)	10,865	10,717	5.12%, 12/31/2049(g)		2,000	2,120
HSBC Capital Funding Dollar 1 LP			3 Month LIBOR + 3.49%
10.18%, 12/29/2049 (d),(g)	4,000	6,392	Yapi ve Kredi Bankasi AS
3 Month LIBOR + 4.98%			5.50%, 12/06/2022(d)		1,790	1,737
HSBC Holdings PLC			5.50%, 12/06/2022		3,725	3,615
6.87%, 12/31/2049(g)	4,000	4,415				$313,415
USD ICE SWAP Rate NY 5 + 5.51%			Beverages - 0.04%
JPMorgan Chase & Co			Cott Corp
4.62%, 12/31/2049(g)	1,680	1,665	5.50%, 07/01/2024	EUR	3,900	4,990
3 Month LIBOR + 2.58%
5.00%, 12/31/2049(g)	5,455	5,624
3 Month LIBOR + 3.32%
6.75%, 12/31/2049(g)	10,000	11,462
3 Month LIBOR + 3.78%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Building Materials - 0.06%				Commercial Mortgage Backed Securities (continued)
BMC East LLC				Citigroup Commercial Mortgage Trust 2007-
5.50%, 10/01/2024(d)		$1,725	$1,807	C6
Boise Cascade Co				5.74%, 12/10/2049(d),(h)	$20,652	$18,025
5.63%, 09/01/2024(d)		2,575	2,678	5.74%, 12/10/2049(h)	9,875	8,644
Cemex SAB de CV				Citigroup Commercial Mortgage Trust 2012-
5.70%, 01/11/2025(d)		2,750	2,894	GC8
			$7,379	4.87%, 09/10/2045(d),(h)	1,875	1,411
Chemicals - 0.71%				Citigroup Commercial Mortgage Trust 2013-
Aruba Investments Inc				GC15
8.75%, 02/15/2023(d)		3,500	3,570	4.25%, 09/10/2046(d),(h)	16,492	12,198
Axalta Coating Systems Dutch Holding B				5.10%, 09/10/2046(d),(h)	7,700	7,419
BV				Citigroup Commercial Mortgage Trust 2014-
3.75%, 01/15/2025	EUR	3,700	4,625	GC19
Braskem America Finance Co				1.24%, 03/10/2047(d),(h),(i)	15,244	947
7.13%, 07/22/2041(d)		$5,960	7,197	4.90%, 03/10/2047(d),(h)	3,425	3,114
Braskem Finance Ltd				4.90%, 03/10/2047(h)	4,150	4,393
7.25%, 06/05/2018(d)		2,950	3,036	Citigroup Commercial Mortgage Trust 2015-
7.25%, 06/05/2018		1,000	1,029	GC27
Braskem Netherlands Finance BV				4.58%, 02/10/2048(h)	10,000	9,543
4.50%, 01/10/2028(d)		9,200	9,157	Citigroup Commercial Mortgage Trust 2016-
CF Industries Inc				C1
5.15%, 03/15/2034		3,135	3,127	1.93%, 05/10/2049(h),(i)	37,496	4,622
Consolidated Energy Finance SA				Citigroup Commercial Mortgage Trust 2016-
6.75%, 10/15/2019(d)		2,106	2,143	GC37
6.88%, 06/15/2025(d)		4,290	4,537	1.81%, 04/10/2049(h),(i)	15,213	1,732
Cornerstone Chemical Co				COMM 2012-CCRE1 Mortgage Trust
6.75%, 08/15/2024(d)		3,940	3,989	2.46%, 05/15/2045(d)	13,993	10,066
Hexion Inc				5.32%, 05/15/2045(d),(h)	8,889	8,679
6.63%, 04/15/2020		40,570	36,107	COMM 2012-CCRE4 Mortgage Trust
INEOS Group Holdings SA				4.58%, 10/15/2045(d),(h)	5,000	4,352
5.38%, 08/01/2024	EUR	1,900	2,399	COMM 2012-CCRE5 Mortgage Trust
NOVA Chemicals Corp				4.33%, 12/10/2045(d),(h)	3,475	3,347
5.25%, 06/01/2027(d)		$2,040	2,081	4.33%, 12/10/2045(d),(h)	7,500	6,759
PSPC Escrow Corp				Comm 2013-CCRE13 Mortgage Trust
6.00%, 02/01/2023	EUR	2,050	2,507	4.75%, 11/12/2046(d),(h)	6,421	6,141
Solvay Finance SA				4.75%, 11/12/2046(d),(h)	18,660	14,214
5.87%, 12/31/2049(g)		1,600	2,250	COMM 2013-CCRE6 Mortgage Trust
EUR Swap Annual 5YR + 5.22%				1.34%, 03/10/2046(h),(i)	70,490	2,292
			$87,754	4.13%, 03/10/2046(d),(h)	12,700	11,606
Coal - 0.42%				4.13%, 03/10/2046(d),(h)	10,500	8,628
Alliance Resource Operating Partners LP /				COMM 2013-CCRE7 Mortgage Trust
Alliance Resource Finance Corp				4.28%, 03/10/2046(d),(h)	7,500	5,928
7.50%, 05/01/2025(d)		$2,330	2,461	COMM 2013-LC6 Mortgage Trust
Foresight Energy LLC / Foresight Energy				4.27%, 01/10/2046(d),(h)	5,205	4,843
Finance Corp				COMM 2014-CCRE15 Mortgage Trust
11.50%, 04/01/2023 (d)		55,650	49,529	4.26%, 02/10/2047(d),(h)	5,414	4,109
			$51,990	COMM 2014-CCRE17 Mortgage Trust
				0.33%, 05/10/2047(d),(h),(i)	44,717	785
Commercial Mortgage Backed Securities - 9.63%
Banc of America Merrill Lynch Commercial				4.30%, 05/10/2047(d),(h)	5,311	3,398
Mortgage Inc				4.80%, 05/10/2047(d),(h)	12,469	11,109
4.77%, 07/10/2043(h)		5,229	4,313	COMM 2014-CCRE21 Mortgage Trust
5.43%, 11/10/2042(h)		2,610	2,619	1.42%, 12/10/2047(d),(h),(i)	20,879	1,705
BANK 2017-BNK5				COMM 2014-LC17 Mortgage Trust
1.18%, 06/15/2060(d),(h),(i)		36,903	3,388	3.11%, 10/10/2047(d)	4,383	2,630
3.08%, 06/15/2060(d),(h)		10,000	7,914	3.69%, 10/10/2047(d)	4,133	2,839
4.40%, 06/15/2060(d),(h)		8,356	5,497	Comm 2014-UBS2 Mortgage Trust
BANK 2017-BNK6				5.01%, 03/10/2047(d),(h)	13,190	11,337
3.10%, 07/15/2060(d)		2,500	2,007	COMM 2014-UBS3 Mortgage Trust
CD 2006-CD2 Mortgage Trust				4.81%, 06/10/2047(d),(h)	21,861	18,231
5.46%, 01/15/2046(h)		2,846	2,430	COMM 2014-UBS5 Mortgage Trust
CD 2007-CD4 Commercial Mortgage Trust				3.50%, 09/10/2047(d)	10,000	7,633
5.40%, 12/11/2049(h)		9,179	5,508	COMM 2014-UBS6 Mortgage Trust
CD 2017-CD5 Mortgage Trust				0.50%, 12/10/2047(d),(h),(i)	60,589	1,779
3.35%, 08/15/2050(d)		7,000	5,700	COMM 2015-LC23 Mortgage Trust
CFCRE Commercial Mortgage Trust 2016-				3.65%, 10/10/2048(d),(h)	6,000	5,374
C6				COMM 2016-COR1 Mortgage Trust
1.21%, 11/10/2049(h),(i)		45,160	3,629	1.48%, 10/10/2049(h),(i)	45,684	4,158
4.23%, 11/10/2049(h)		7,500	7,583	4.39%, 10/10/2049(h)	5,000	5,047
CGMS Commercial Mortgage Trust 2017-B1				COMM 2017-COR2 Mortgage Trust
3.00%, 08/15/2050(d)		7,435	5,748	1.19%, 09/10/2050(h),(i)	43,485	3,918
				4.56%, 09/10/2050(h)	6,500	6,591

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
Commercial Mortgage Pass Through			GS Mortgage Securities Trust 2014-
Certificates			GC26 (continued)
3.50%, 02/10/2047(d),(h)	$18,498	$ 12,113	4.51%, 11/10/2047(d),(h)	$2,570	$2,237
Commercial Mortgage Trust 2007-GG9			GS Mortgage Securities Trust 2017-GS7
5.51%, 03/10/2039(h)	9,934	8,898	1.14%, 08/10/2050(h),(i)	29,091	2,440
5.53%, 03/10/2039(h)	14,000	921	JP Morgan Chase Commercial Mortgage
Credit Suisse Commercial Mortgage Trust			Securities Trust 2005-CIBC12
Series 2007-C1			4.99%, 09/12/2037(h)	39	39
5.46%, 02/15/2040(h)	30,000	15,289	JP Morgan Chase Commercial Mortgage
Credit Suisse Commercial Mortgage Trust			Securities Trust 2005-LDP4
Series 2007-C5			5.13%, 10/15/2042(h)	4,806	4,791
0.20%, 09/15/2040(d),(h),(i)	40,328	—	JP Morgan Chase Commercial Mortgage
CSAIL 2015-C1 Commercial Mortgage Trust			Securities Trust 2006-CIBC16
0.50%, 04/15/2050(d),(h),(i)	62,192	1,895	5.62%, 05/12/2045	8,183	7,375
DBJPM 17-C6 Mortgage Trust			JP Morgan Chase Commercial Mortgage
1.04%, 06/10/2050(h),(i)	99,891	7,231	Securities Trust 2006-CIBC17
3.24%, 06/10/2050(d),(h)	15,000	12,302	5.49%, 12/12/2043(h)	12,898	10,705
DBUBS 2011-LC1 Mortgage Trust			JP Morgan Chase Commercial Mortgage
0.30%, 11/10/2046(d),(h),(i)	142,384	1,303	Securities Trust 2006-LDP9
DBUBS 2011-LC2 Mortgage Trust			5.34%, 05/15/2047	1,000	1,005
1.12%, 07/10/2044(d),(h),(i)	11,021	314	JP Morgan Chase Commercial Mortgage
Freddie Mac Multifamily Structured Pass			Securities Trust 2007-CIBC19
Through Certificates			5.80%, 02/12/2049(h)	35,000	27,685
0.72%, 03/25/2020(h),(i)	146,502	1,845	JP Morgan Chase Commercial Mortgage
1.13%, 01/25/2021(h),(i)	58,634	1,761	Securities Trust 2007-CIBC20
1.30%, 08/25/2020(h),(i)	24,357	740	6.32%, 02/12/2051(d),(h)	2,356	2,376
1.34%, 11/25/2019(h),(i)	52,459	1,040	JP Morgan Chase Commercial Mortgage
1.46%, 04/25/2041(h),(i)	86,714	2,756	Securities Trust 2010-CNTR
1.48%, 01/25/2043(h),(i)	79,054	7,152	1.96%, 08/05/2032(d),(h),(i)	7,646	275
1.62%, 08/25/2040(h),(i)	73,469	1,970	JP Morgan Chase Commercial Mortgage
1.62%, 11/25/2042(h),(i)	83,688	4,804	Securities Trust 2011-C3
1.65%, 11/25/2040(h),(i)	16,936	1,201	4.41%, 02/15/2046(d),(h)	4,330	3,749
1.66%, 06/25/2041(h),(i)	20,000	1,543	JP Morgan Chase Commercial Mortgage
1.66%, 06/25/2042(h),(i)	13,000	321	Securities Trust 2011-C5
1.70%, 04/25/2045(h),(i)	48,322	1,081	4.00%, 08/15/2046(d),(h)	6,000	5,083
1.90%, 11/25/2039(h),(i)	68,598	1,290	5.41%, 08/15/2046(d),(h)	4,844	4,891
2.00%, 09/25/2039(h),(i)	32,000	516	JP Morgan Chase Commercial Mortgage
2.10%, 10/25/2025(h),(i)	47,224	742	Securities Trust 2012-C6
2.21%, 12/25/2039(h),(i)	25,654	2,086	2.97%, 05/15/2045(d),(h)	7,500	5,091
2.25%, 01/25/2041(h),(i)	15,544	1,036	JP Morgan Chase Commercial Mortgage
2.52%, 07/25/2039(h),(i)	89,000	1,124	Securities Trust 2012-C8
2.80%, 08/25/2039(h),(i)	38,877	3,684	2.75%, 10/15/2045(d),(h)	8,553	6,407
3.61%, 06/25/2041(h),(i)	4,400	496	JP Morgan Chase Commercial Mortgage
4.62%, 11/25/2044(h),(i)	1,800	226	Securities Trust 2013-C10
FREMF 2011-K704 Mortgage Trust			0.35%, 12/15/2047(d),(h),(i)	276,436	4,931
0.10%, 10/25/2030(d),(i)	547,104	278	JP Morgan Chase Commercial Mortgage
FREMF 2016-KBAM Mortgage Trust			Securities Trust 2013-C16
8.45%, 09/25/2022(d)	68,415	69,841	1.23%, 12/15/2046(d),(h),(i)	20,750	1,270
1 Month LIBOR + 7.22%			3.74%, 12/15/2046(d),(h)	10,000	7,439
GS Mortgage Securities Corp II			4.97%, 12/15/2046(d),(h)	16,203	15,440
3.38%, 05/10/2050	4,500	3,455	JP Morgan Chase Commercial Mortgage
GS Mortgage Securities Trust 2010-C1			Securities Trust 2013-LC11
1.38%, 08/10/2043(d),(h),(i)	43,119	1,315	0.95%, 04/15/2046(d),(h),(i)	49,841	2,139
GS Mortgage Securities Trust 2010-C2			1.34%, 04/15/2046(h),(i)	62,708	3,363
5.18%, 12/10/2043(d),(h)	5,000	5,105	JP Morgan Chase Commercial Mortgage
GS Mortgage Securities Trust 2011-GC5			Securities Trust 2016-JP3
5.40%, 08/10/2044(d),(h)	3,660	2,960	3.48%, 08/15/2049(h)	4,000	3,864
GS Mortgage Securities Trust 2012-GC6			JPMBB Commercial Mortgage Securities
0.20%, 01/10/2045(d),(h),(i)	226,504	1,783	Trust 2013-C12
GS Mortgage Securities Trust 2012-GCJ7			4.09%, 07/15/2045(h)	13,826	12,641
5.70%, 05/10/2045(d),(h)	7,429	7,352	JPMBB Commercial Mortgage Securities
GS Mortgage Securities Trust 2012-GCJ9			Trust 2013-C15
4.75%, 11/10/2045(d),(h)	5,000	4,794	1.52%, 11/15/2045(d),(h),(i)	11,500	841
4.75%, 11/10/2045(d),(h)	8,500	7,571	3.50%, 11/15/2045(d)	9,191	6,779
GS Mortgage Securities Trust 2013-GC16			5.08%, 11/15/2045(d),(h)	23,750	23,349
3.50%, 11/10/2046(d)	2,500	1,760	JPMBB Commercial Mortgage Securities
5.33%, 11/10/2046(d),(h)	3,544	3,454	Trust 2014-C18
GS Mortgage Securities Trust 2013-GCJ14			1.04%, 02/15/2047(h),(i)	56,586	2,273
4.76%, 08/10/2046(d),(h)	10,460	9,891	4.81%, 02/15/2047(d),(h)	7,850	6,888
4.76%, 08/10/2046(d),(h)	7,742	6,270
4.76%, 08/10/2046(d),(h)	2,500	1,931
GS Mortgage Securities Trust 2014-GC26
1.20%, 11/10/2047(d),(h),(i)	29,811	2,160

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
JPMBB Commercial Mortgage Securities			Morgan Stanley Bank of America Merrill
Trust 2014-C19			Lynch Trust 2013-C9
4.66%, 04/15/2047(d),(h)	$1,200	$ 1,072	4.14%, 05/15/2046(d),(h)		$4,150	$3,238
4.66%, 04/15/2047(h)	5,750	5,937	Morgan Stanley Bank of America Merrill
JPMBB Commercial Mortgage Securities			Lynch Trust 2014-C14
Trust 2014-C21			4.82%, 02/15/2047(h)		6,750	7,177
1.08%, 08/15/2047(h),(i)	43,873	2,360	4.82%, 02/15/2047(d),(h)		10,331	8,072
JPMBB Commercial Mortgage Securities			Morgan Stanley Bank of America Merrill
Trust 2014-C23			Lynch Trust 2014-C15
0.83%, 09/15/2047(h),(i)	287,703	9,053	4.89%, 04/15/2047(d),(h)		8,786	7,960
JPMBB Commercial Mortgage Securities			4.89%, 04/15/2047(d),(h)		4,000	3,097
Trust 2014-C24			Morgan Stanley Bank of America Merrill
3.92%, 11/15/2047(d),(h)	20,500	17,338	Lynch Trust 2014-C16
JPMBB Commercial Mortgage Securities			4.26%, 06/15/2047(d),(h)		17,104	12,637
Trust 2014-C26			4.76%, 06/15/2047(d),(h)		12,500	11,336
4.42%, 01/15/2048(h)	5,000	5,006	Morgan Stanley Bank of America Merrill
JPMBB Commercial Mortgage Securities			Lynch Trust 2014-C18
Trust 2015-C28			0.93%, 10/15/2047(h),(i)		187,818	5,731
0.50%, 10/15/2048(d),(h),(i)	54,005	1,640	4.49%, 10/15/2047(h)		4,408	4,292
1.18%, 10/15/2048(h),(i)	61,998	3,330	Morgan Stanley Bank of America Merrill
4.24%, 10/15/2048(h)	5,000	4,843	Lynch Trust 2015-C20
JPMBB Commercial Mortgage Securities			1.39%, 02/15/2048(d),(h),(i)		41,500	3,536
Trust 2015-C29			Morgan Stanley Bank of America Merrill
3.70%, 05/15/2048(h)	4,500	3,570	Lynch Trust 2015-C26
JPMBB Commercial Mortgage Securities			3.06%, 10/15/2048(d)		2,185	1,770
Trust 2015-C30			Morgan Stanley Bank of America Merrill
0.69%, 07/15/2048(h),(i)	82,720	2,695	Lynch Trust 2016-C29
JPMBB Commercial Mortgage Securities			1.65%, 05/15/2049(h),(i)		41,982	4,232
Trust 2015-C31			Morgan Stanley Capital I Trust 2011-C3
0.50%, 08/15/2048(d),(h),(i)	42,377	1,327	0.79%, 07/15/2049(d),(h),(i)		23,896	528
JPMCC Commercial Mortgage Securities			UBS Commercial Mortgage Trust 2012-C1
Trust 2017-JP6			0.35%, 05/10/2045(d),(h),(i)		143,076	2,140
1.33%, 07/15/2050(h),(i)	23,956	1,875	5.00%, 05/10/2045(d),(h)		8,000	6,806
JPMCC Commercial Mortgage Securities			UBS-Barclays Commercial Mortgage Trust
Trust 2017-JP7			2012	-C2
4.41%, 09/15/2050(d),(h)	7,000	6,725	1.37%, 05/10/2063(d),(h),(i)		28,168	1,405
LB Commercial Mortgage Trust 2007-C3			UBS-Barclays Commercial Mortgage Trust
5.90%, 07/15/2044(h)	1,097	1,098	2012	-C3
5.90%, 07/15/2044(h)	12,738	12,050	5.00%, 08/10/2049(d),(h)		20,994	17,393
LB-UBS Commercial Mortgage Trust 2003-			5.04%, 08/10/2049(d),(h)		25,827	24,927
C8			UBS-Barclays Commercial Mortgage Trust
0.19%, 09/15/2037(d),(h),(i)	717	1	2012	-C4
LB-UBS Commercial Mortgage Trust 2005-			4.48%, 12/10/2045(d),(h)		21,000	20,595
C3			4.48%, 12/10/2045(d),(h)		17,981	14,653
4.95%, 07/15/2040(h)	332	336	UBS-Barclays Commercial Mortgage Trust
LB-UBS Commercial Mortgage Trust 2006-			2013	-C5
C7			4.08%, 03/10/2046(d),(h)		9,150	8,286
5.41%, 11/15/2038	13,408	10,110	4.08%, 03/10/2046(d),(h)		5,759	4,266
LB-UBS Commercial Mortgage Trust 2007-			Wachovia Bank Commercial Mortgage Trust
C6			Series 2006-C26
6.26%, 07/15/2040(h)	13,250	13,237	6.03%, 06/15/2045(h)		8,922	6,481
6.26%, 07/15/2040(h)	8,841	8,833	Wachovia Bank Commercial Mortgage Trust
Merrill Lynch Mortgage Trust 2007-C1			Series 2006-C29
5.81%, 06/12/2050(h)	15,870	164	5.37%, 11/15/2048(h)		619	623
ML-CFC Commercial Mortgage Trust 2007-			Wachovia Bank Commercial Mortgage Trust
5			Series 2007-C34
5.45%, 08/12/2048(h)	6,151	5,096	6.16%, 05/15/2046(h)		8,718	8,909
ML-CFC Commercial Mortgage Trust 2007-			Wachovia Commercial Mortgage Securities
9			Inc Commercial Mortgage Pass Through
6.15%, 09/12/2049(h)	28,048	24,019	Certificates Series 2003 C5
Morgan Stanley Bank of America Merrill			2.04%, 06/15/2035(d),(h),(i)		370	1
Lynch Trust 2012-C5			Wells Fargo Commercial Mortgage Trust
0.08%, 08/15/2045(d),(h),(i)	221,584	887	2010	-C1
4.69%, 08/15/2045(d),(h)	6,787	6,626	0.58%, 11/15/2043(d),(h),(i)		13,678	224
Morgan Stanley Bank of America Merrill			Wells Fargo Commercial Mortgage Trust
Lynch Trust 2013-C10			2014-L	C18
4.08%, 07/15/2046(d),(h)	5,609	5,112	1.16%, 12/15/2047(h),(i)		84,170	4,933
Morgan Stanley Bank of America Merrill			3.96%, 12/15/2047(d),(h)		13,500	11,338
Lynch Trust 2013-C13
4.89%, 11/15/2046(d),(h)	5,462	5,172
Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C8
4.06%, 12/15/2048(d),(h)	18,500	17,041

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

		Principal					Principal
BONDS (continued)		Amount (000's) Value (000's)				BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)						Commercial Services (continued)
Wells Fargo Commercial Mortgage Trust						Loxam SAS
2015	-C28					6.00%, 04/15/2025	EUR	2,900	$3,691
4.13%, 05/15/2048(h)			$10,000	$7,846		Midas Intermediate Holdco II LLC / Midas
Wells Fargo Commercial Mortgage Trust						Intermediate Holdco II Finance Inc
2015-NX	S1					7.88%, 10/01/2022(d)		$10,333	10,436
2.88%, 05/15/2048(d),(h)			6,916	4,408		Prime Security Services Borrower LLC /
4.10%, 05/15/2048(h)			3,500	3,104		Prime Finance Inc
Wells Fargo Commercial Mortgage Trust						9.25%, 05/15/2023(d)		9,600	10,639
2015-NX	S2					ServiceMaster Co LLC/The
4.25%, 07/15/2058(h)			9,153	7,327		5.13%, 11/15/2024(d)		1,475	1,519
Wells Fargo Commercial Mortgage Trust						Team Health Holdings Inc
2015-NX	S3					6.38%, 02/01/2025(d)		14,285	13,142
3.15%, 09/15/2057(d)			5,000	3,822		TMS International Corp
Wells Fargo Commercial Mortgage Trust						7.25%, 08/15/2025(d)		2,620	2,731
2016	-C34								$76,418
2.18%, 06/15/2049(h),(i)			36,071	4,449		Computers - 0.06%
Wells Fargo Commercial Mortgage Trust						Compiler Finance Sub Inc
2016	-C36					7.00%, 05/01/2021(d)		1,379	1,396
4.19%, 11/15/2059(h)			4,000	4,029		Conduent Finance Inc / Conduent Business
Wells Fargo Commercial Mortgage Trust						Services LLC
2016-NX	S5					10.50%, 12/15/2024 (d)		805	948
4.88%, 01/15/2059(h)			7,681	8,128		Dell International LLC / EMC Corp
4.88%, 01/15/2059(h)			4,254	4,163		7.13%, 06/15/2024(d)		3,875	4,277
Wells Fargo Commercial Mortgage Trust						West Corp
2017	-C38					8.50%, 10/15/2025(d)		1,240	1,204
1.09%, 07/15/2050(h),(i)			79,865	6,243					$7,825
Wells Fargo Commercial Mortgage Trust						Consumer Products - 0.04%
2017	-C40					ACCO Brands Corp
4.48%, 10/15/2050(h)			10,000	9,975		5.25%, 12/15/2024(d)		2,740	2,839
WFRBS Commercial Mortgage Trust 2011-						Prestige Brands Inc
C5						5.38%, 12/15/2021(d)		1,910	1,969
0.12%, 11/15/2044(d),(h),(i)			121,416	607
									$4,808
WFRBS Commercial Mortgage Trust 2013-						Cosmetics & Personal Care - 0.13%
C11						High Ridge Brands Co
4.21%, 03/15/2045(d),(h)			10,000	7,988		8.88%, 03/15/2025(d)		17,460	16,194
WFRBS Commercial Mortgage Trust 2014-
C20						Credit Card Asset Backed Securities - 0.07%
3.99%, 05/15/2047(d)			10,000	7,650
						World Financial Network Credit Card Master
WFRBS Commercial Mortgage Trust 2014-						Trust
C22						1.72%, 02/15/2022		8,295	8,309
3.91%, 09/15/2057(d),(h)			10,000	7,855		1 Month LIBOR + 0.48%

WFRBS Commercial Mortgage Trust 2014-
C24						Distribution & Wholesale - 0.42%
3.69%, 11/15/2047(d)			11,047	7,540
						American Tire Distributors Inc
				$1,187,121		10.25%, 03/01/2022 (d)		38,119	39,787
Commercial Services - 0.62%						LKQ Corp
Acwa Power Management And Investments						4.75%, 05/15/2023		5,450	5,600
One Ltd						Rexel SA
5.95%, 12/15/2039(d)			8,570	8,871		3.50%, 06/15/2023	EUR	1,400	1,715
Ahern Rentals Inc						VWR Funding Inc
7.38%, 05/15/2023(d)			3,195	2,924		4.63%, 04/15/2022
								3,900	4,727
Atento Luxco 1 SA									$51,829
6.13%, 08/10/2022(d)			5,100	5,319
						Diversified Financial Services - 0.79%
CSVC Acquisition Corp						Alliance Data Systems Corp
7.75%, 06/15/2025(d)			1,750	1,706		5.38%, 08/01/2022(d)		$9,545	9,736
EC Finance PLC						5.88%, 11/01/2021(d)		2,500	2,587
2.38%, 11/15/2022(d),(j)		EUR	1,000	1,190
						Ally Financial Inc
ENA Norte Trust						5.75%, 11/20/2025		9,820	10,839
4.95%, 04/25/2028(d)			$2,741	2,857
						American Express Co
4.95%, 04/25/2028			452	471		5.20%, 12/31/2049(g)		1,000	1,035
Europcar Drive Designated Activity Co						3 Month LIBOR + 3.43%
4.13%, 11/15/2024(d),(j)		EUR	550	657
						ASP AMC Merger Sub Inc
GW Honos Security Corp						8.00%, 05/15/2025(d)		10,800	10,476
8.75%, 05/15/2025(d)			$2,400	2,556
						Charles Schwab Corp/The
Iron Mountain UK PLC						7.00%, 02/28/2049(g)		4,198	4,833
3.88%, 11/15/2025(j)		GBP	700	930		3 Month LIBOR + 4.82%

Jaguar Holding Co II / Pharmaceutical Product						Credit Acceptance Corp
Development LLC						7.38%, 03/15/2023		5,979	6,278
6.38%, 08/01/2023(d)			$3,700	3,862
						Jefferies LoanCore LLC / JLC Finance Corp
KAR Auction Services Inc						6.88%, 06/01/2020(d)		2,775	2,872
5.13%, 06/01/2025(d)			2,050	2,122
La Financiere Atalian SAS
4.00%, 05/15/2024		EUR	650	795
See accompanying notes.					185

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Diversified Financial Services (continued)				Entertainment (continued)
Ladder Capital Finance Holdings LLLP /				AMC Entertainment Holdings
Ladder Capital Finance Corp				Inc (continued)
5.25%, 10/01/2025(d)		$4,125	$4,110	6.38%, 11/15/2024		$1,600	$2,182
Lincoln Finance Ltd				CCM Merger Inc
7.38%, 04/15/2021(d)		5,050	5,340	6.00%, 03/15/2022(d)		3,110	3,234
National Rural Utilities Cooperative Finance				Cinemark USA Inc
Corp				4.88%, 06/01/2023		2,350	2,394
5.25%, 04/20/2046		2,200	2,375	Eldorado Resorts Inc
3 Month LIBOR + 3.63%				7.00%, 08/01/2023		3,500	3,780
Navient Corp				International Game Technology PLC
7.25%, 09/25/2023		2,695	2,919	4.75%, 02/15/2023	EUR	900	1,182
NFP Corp				6.25%, 02/15/2022(d)		$6,278	6,904
6.88%, 07/15/2025(d)		21,600	22,464	6.50%, 02/15/2025(d)		1,940	2,178
Pershing Square Holdings Ltd				Lions Gate Entertainment Corp
5.50%, 07/15/2022(d)		4,500	4,720	5.88%, 11/01/2024(d)		2,065	2,189
Tempo Acquisition LLC / Tempo Acquisition				Penn National Gaming Inc
Finance Corp				5.63%, 01/15/2027(d)		1,770	1,832
6.75%, 06/01/2025(d)		6,490	6,571	Regal Entertainment Group
			$97,155	5.75%, 06/15/2023		2,000	2,078
Electric - 0.66%				Schumann SpA
1MDB Energy Ltd				7.00%, 07/31/2023	EUR	2,875	3,429
5.99%, 05/11/2022		4,500	4,882	Scientific Games International Inc
Calpine Corp				6.63%, 05/15/2021		$1,730	1,788
5.75%, 01/15/2025		16,250	15,438	Six Flags Entertainment Corp
Dynegy Inc				4.88%, 07/31/2024(d)		3,225	3,318
7.38%, 11/01/2022		3,270	3,511	WMG Acquisition Corp
8.13%, 01/30/2026(d)		740	821	4.13%, 11/01/2024	EUR	3,273	4,043
Emera Inc				6.75%, 04/15/2022(d)		$3,280	3,455
6.75%, 06/15/2076		3,300	3,779				$54,002
3 Month LIBOR + 5.44%				Food - 0.78%
Enel SpA				Albertsons Cos LLC / Safeway Inc / New
5.00%, 01/15/2075	EUR	2,000	2,539	Albertson's Inc / Albertson's LLC
EUR Swap Annual 5YR + 3.65%				6.63%, 06/15/2024		2,150	2,021
6.62%, 09/15/2076	GBP	943	1,419	BI-LO LLC / BI-LO Finance Corp
GBP Swap 5YR + 4.09%				9.25%, 02/15/2019(d)		2,785	2,541
8.75%, 09/24/2073(d)		$2,500	3,088	Boparan Finance PLC
USSW5 Index Spread + 5.88%				5.50%, 07/15/2021	GBP	2,350	2,954
Eskom Holdings SOC Ltd				Casino Guichard Perrachon SA
5.75%, 01/26/2021(d)		537	542	4.50%, 03/07/2024	EUR	3,000	3,949
7.13%, 02/11/2025(d)		10,017	10,251	Clearwater Seafoods Inc
Gas Natural Fenosa Finance BV				6.88%, 05/01/2025(d)		$2,045	2,163
3.38%, 12/31/2049(g)	EUR	1,000	1,212	Cosan Ltd
EUR Swap Annual 9YR + 3.08%				5.95%, 09/20/2024(d)		11,966	12,373
Minejesa Capital BV				JBS Investments GmbH
4.63%, 08/10/2030(d)		$6,300	6,437	7.25%, 04/03/2024(d)		3,775	3,728
NRG Energy Inc				7.75%, 10/28/2020(d)		6,625	6,761
7.25%, 05/15/2026		3,250	3,522	JBS USA LUX SA / JBS USA Finance Inc
Pampa Energia SA				5.75%, 06/15/2025(d)		3,123	3,029
7.38%, 07/21/2023(d)		3,545	3,877	KeHE Distributors LLC / KeHE Finance
7.50%, 01/24/2027(d)		18,329	19,993	Corp
			$81,311	7.63%, 08/15/2021(d)		6,075	6,105
Engineering & Construction - 0.22%				Lamb Weston Holdings Inc
Aeropuertos Dominicanos Siglo XXI SA				4.88%, 11/01/2026(d)		1,695	1,782
6.75%, 03/30/2029(d)		3,340	3,624	MARB BondCo PLC
GMR Hyderabad International Airport Ltd				7.00%, 03/15/2024(d)		797	803
4.25%, 10/27/2027(d)		3,750	3,691	Marfrig Holdings Europe BV
Indika Energy Capital II Pte Ltd				6.88%, 06/24/2019(d)		2,936	3,035
6.88%, 04/10/2022(d)		4,348	4,533	8.00%, 06/08/2023(d)		5,771	6,031
Indo Energy Finance II BV				Minerva Luxembourg SA
6.38%, 01/24/2023		1,200	1,218	6.50%, 09/20/2026(d)		9,783	10,145
Mexico City Airport Trust				Moy Park BondCo PLC
5.50%, 07/31/2047(d)		9,170	9,083	6.25%, 05/29/2021	GBP	1,500	2,058
Odebrecht Finance Ltd				Pinnacle Foods Finance LLC / Pinnacle Foods
5.25%, 06/27/2029		2,540	940	Finance Corp
7.13%, 06/26/2042(d)		2,870	1,083	5.88%, 01/15/2024		$2,000	2,130
Tutor Perini Corp				Post Holdings Inc
6.88%, 05/01/2025(d)		2,410	2,600	5.00%, 08/15/2026(d)		6,850	6,884
			$26,772	5.50%, 03/01/2025(d)		4,300	4,483
Entertainment - 0.44%				5.75%, 03/01/2027(d)		125	130
AMC Entertainment Holdings Inc				Premier Foods Finance PLC
5.88%, 11/15/2026		7,745	7,561	6.50%, 03/15/2021	GBP	900	1,222
6.13%, 05/15/2027		2,480	2,455

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Food (continued)				Healthcare - Services (continued)
Tesco PLC				RegionalCare Hospital Partners Holdings Inc
6.13%, 02/24/2022	GBP	3,900	$5,993	8.25%, 05/01/2023(d)		$33,860	$35,554
TreeHouse Foods Inc				SP Finco LLC
6.00%, 02/15/2024(d)		$1,800	1,926	6.75%, 07/01/2025(d)		10,620	9,690
US Foods Inc				Surgery Center Holdings Inc
5.88%, 06/15/2024(d)		3,485	3,681	8.88%, 04/15/2021(d)		8,315	8,502
			$95,927	Synlab Bondco PLC
Food Service - 0.01%				6.25%, 07/01/2022	EUR	3,475	4,313
Aramark International Finance Sarl				Tenet Healthcare Corp
3.13%, 04/01/2025	EUR	700	851	4.63%, 07/15/2024(d)		$4,385	4,314
				5.13%, 05/01/2025(d)		5,575	5,429
Forest Products & Paper - 0.13%				6.00%, 10/01/2020		600	630
Eldorado Intl. Finance GmbH				6.75%, 06/15/2023		30,655	28,777
8.63%, 06/16/2021(d)		$750	767	7.00%, 08/01/2025(d)		5,440	4,984
Smurfit Kappa Acquisitions ULC				7.50%, 01/01/2022(d)		1,395	1,468
2.75%, 02/01/2025	EUR	2,000	2,455	8.13%, 04/01/2022		6,490	6,522
3.25%, 06/01/2021		1,000	1,265	Unilabs Subholding AB
Suzano Austria GmbH				5.75%, 05/15/2025	EUR	1,200	1,442
7.00%, 03/16/2047(d)		$4,795	5,356	WellCare Health Plans Inc
Tembec Industries Inc				5.25%, 04/01/2025		$3,590	3,778
9.00%, 12/15/2019(d)		3,085	3,157				$215,458
WEPA Hygieneprodukte GmbH				Holding Companies - Diversified - 0.59%
3.75%, 05/15/2024	EUR	2,100	2,553	HRG Group Inc
			$15,553	7.75%, 01/15/2022		55,306	57,794
Gas - 0.10%				ProGroup AG
KazTransGas JSC				5.13%, 05/01/2022	EUR	2,400	2,923
4.38%, 09/26/2027(d)		$6,651	6,568	Trident Merger Sub Inc
NGL Energy Partners LP / NGL Energy				6.63%, 11/01/2025(d)		$11,720	11,658
Finance Corp							$72,375
7.50%, 11/01/2023		5,335	5,322	Home Builders - 0.09%
			$11,890	Beazer Homes USA Inc
Hand & Machine Tools - 0.03%				8.75%, 03/15/2022		2,645	2,939
Apex Tool Group LLC				Century Communities Inc
7.00%, 02/01/2021(d)		3,080	2,919	5.88%, 07/15/2025(d)		4,180	4,222
Stanley Black & Decker Inc				Lennar Corp
5.75%, 12/15/2053		450	463	4.50%, 04/30/2024		4,260	4,388
3 Month LIBOR + 4.30%							$11,549
			$3,382	Insurance - 1.63%
Healthcare - Products - 0.36%				AG Insurance SA
Avantor Inc				6.75%, 03/29/2049(g)		3,000	3,168
4.75%, 10/01/2024(d)	EUR	2,000	2,376	USSW6 Index Spread + 5.43%
6.00%, 10/01/2024(d)		$10,610	10,822	AIG Life Holdings Inc
9.00%, 10/01/2025(d)		19,450	19,646	8.50%, 07/01/2030		5,400	7,317
DJO Finco Inc / DJO Finance LLC / DJO				Alliant Holdings Intermediate LLC / Alliant
Finance Corp				Holdings Co-Issuer
8.13%, 06/15/2021(d)		3,540	3,381	8.25%, 08/01/2023(d)		56,488	60,160
Kinetic Concepts Inc / KCI USA Inc				Allstate Corp/The
7.88%, 02/15/2021(d)		2,250	2,346	5.75%, 08/15/2053		100	109
Universal Hospital Services Inc				3 Month LIBOR + 2.94%
7.63%, 08/15/2020		6,210	6,288	American Equity Investment Life Holding
			$44,859	Co
Healthcare - Services - 1.75%				5.00%, 06/15/2027		2,855	2,996
Centene Corp				American International Group Inc
6.13%, 02/15/2024		1,880	2,021	8.18%, 05/15/2068		1,500	2,047
CHS/Community Health Systems Inc				3 Month LIBOR + 4.20%
5.13%, 08/01/2021		2,700	2,626	AssuredPartners Inc
DaVita Inc				7.00%, 08/15/2025(d)		26,340	27,459
5.00%, 05/01/2025		2,475	2,438	Aviva PLC
				8.25%, 04/29/2049(g)		350	349
5.13%, 07/15/2024		6,000	6,015
Eagle Holding Co II LLC				Catlin Insurance Co Ltd
7.63%, PIK 8.38%, 05/15/2022(d),(h),(k)		9,000	9,281	4.33%, 07/29/2049(d),(g)		8,670	8,215
Envision Healthcare Corp				3 Month LIBOR + 5.95%
6.25%, 12/01/2024(d)		2,500	2,597	Great-West Life & Annuity Insurance Capital
HCA Inc				LP
				6.63%, 11/15/2034(d)		2,400	2,873
4.50%, 02/15/2027		7,325	7,389
5.00%, 03/15/2024		1,370	1,444	Hartford Financial Services Group Inc/The
				3.44%, 02/12/2067(d)		3,000	2,880
5.88%, 02/15/2026		5,200	5,467
MPH Acquisition Holdings LLC				3 Month LIBOR + 2.13%
7.13%, 06/01/2024(d)		2,750	2,960	HUB International Ltd
				7.88%, 10/01/2021(d)		10,719	11,157
Opal Acquisition Inc
7.50%, 07/01/2024(d)		33,897	32,711
10.00%, 10/01/2024 (d)		29,278	25,106

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)				Iron & Steel (continued)
Legal & General Group PLC				Vale Overseas Ltd
5.25%, 03/21/2047		$3,000	$3,194	5.88%, 06/10/2021		$4,920	$5,406
USSW5 Index Spread + 3.69%				6.25%, 08/10/2026		2,320	2,673
Liberty Mutual Group Inc				6.88%, 11/10/2039		4,310	5,162
7.80%, 03/07/2087(d)		9,861	12,499				$115,959
Liberty Mutual Insurance Co				Leisure Products & Services - 0.05%
7.70%, 10/15/2097(d)		946	1,349	Constellation Merger Sub Inc
Lincoln National Corp				8.50%, 09/15/2025(d)		2,830	2,816
3.40%, 04/20/2067		5,584	5,076	Silversea Cruise Finance Ltd
3 Month LIBOR + 2.04%				7.25%, 02/01/2025(d)		2,980	3,196
MetLife Inc							$6,012
9.25%, 04/08/2068(d)		11,000	16,349
				Lodging - 0.27%
10.75%, 08/01/2069		900	1,503	CRC Escrow Issuer LLC / CRC Finco Inc
Provident Financing Trust I				5.25%, 10/15/2025(d)		9,295	9,356
7.41%, 03/15/2038		3,000	3,435	Jack Ohio Finance LLC / Jack Ohio Finance 1
Prudential Financial Inc				Corp
5.88%, 09/15/2042		1,000	1,105	6.75%, 11/15/2021(d)		2,980	3,181
3 Month LIBOR + 4.18%				10.25%, 11/15/2022 (d)		11,380	12,518
USIS Merger Sub Inc				Station Casinos LLC
6.88%, 05/01/2025(d)		10,635	11,034	5.00%, 10/01/2025(d)		5,775	5,782
Voya Financial Inc				Wynn Las Vegas LLC / Wynn Las Vegas
5.65%, 05/15/2053		14,120	14,896	Capital Corp
3 Month LIBOR + 7.16%				5.25%, 05/15/2027(d)		2,800	2,860
XLIT Ltd							$33,697
3.82%, 12/31/2049(g)		2,100	1,893
				Machinery - Construction & Mining - 0.03%
3 Month LIBOR + 2.46%				BlueLine Rental Finance Corp / BlueLine
			$201,063	Rental LLC
Internet - 0.16%				9.25%, 03/15/2024(d)		3,030	3,288
Netflix Inc
3.63%, 05/15/2027	EUR	2,100	2,510	Machinery - Diversified - 0.50%
4.38%, 11/15/2026(d)		$2,385	2,339	Cleaver-Brooks Inc
4.88%, 04/15/2028(d)		2,525	2,510	8.75%, 12/15/2019(d)		10,645	10,898
5.50%, 02/15/2022		1,860	1,992	9.75%, 12/31/2019(d),(e),(f)		12,500	12,531
TIBCO Software Inc				Cloud Crane LLC
11.38%, 12/01/2021 (d)		4,850	5,299	10.13%, 08/01/2024 (d)		9,240	10,441
Zayo Group LLC / Zayo Capital Inc				JPW Industries Holding Corp
6.00%, 04/01/2023		1,350	1,419	9.00%, 10/01/2024(d)		17,080	17,934
6.38%, 05/15/2025		3,810	4,101	Xerium Technologies Inc
			$20,170	9.50%, 08/15/2021		10,070	10,344
Iron & Steel - 0.94%							$62,148
AK Steel Corp				Media - 1.33%
6.38%, 10/15/2025		1,170	1,152	Altice Financing SA
7.00%, 03/15/2027		805	811	5.25%, 02/15/2023	EUR	1,700	2,079
7.50%, 07/15/2023		2,660	2,876	6.50%, 01/15/2022(d)		$2,660	2,753
7.63%, 10/01/2021		1,030	1,069	6.63%, 02/15/2023(d)		2,710	2,857
ArcelorMittal				Altice Finco SA
3.00%, 04/09/2021	EUR	1,900	2,405	4.75%, 01/15/2028(d)	EUR	2,100	2,471
7.50%, 10/15/2039		$7,285	9,097	Altice US Finance I Corp
Big River Steel LLC / BRS Finance Corp				5.50%, 05/15/2026(d)		$2,140	2,226
7.25%, 09/01/2025(d)		9,340	10,017	AMC Networks Inc
CSN Islands XI Corp				4.75%, 08/01/2025		3,620	3,616
6.88%, 09/21/2019(d)		4,290	3,992
				5.00%, 04/01/2024		8,215	8,369
CSN Resources SA				CCO Holdings LLC / CCO Holdings Capital
6.50%, 07/21/2020		3,200	2,960	Corp
Gerdau Trade Inc				5.13%, 05/01/2023(d)		6,000	6,255
4.88%, 10/24/2027(d)		7,330	7,354	5.13%, 05/01/2027(d)		6,860	6,929
Material Sciences Corp				5.50%, 05/01/2026(d)		3,680	3,772
14.00%, PIK 5.06%, 06/22/2022 (c),(e),(f),(k)		21,196	20,030	5.88%, 04/01/2024(d)		2,525	2,689
Metinvest BV
9.37%, PIK 9.37%, 12/31/2021(h),(k)		11,979	12,458	CSC Holdings LLC
				5.25%, 06/01/2024		7,560	7,527
Optima Specialty Steel				DISH DBS Corp
0.00%, 12/30/2016(a),(c),(e),(f)		14,740	14,361	5.00%, 03/15/2023		3,650	3,531
Samarco Mineracao SA				5.88%, 11/15/2024		10,590	10,577
0.00%, 11/01/2022(a),(d)		3,025	1,777
				7.75%, 07/01/2026		4,700	5,141
0.00%, 10/24/2023(a),(d)		2,525	1,488	Midcontinent Communications / Midcontinent
Signode Industrial Group Lux SA/Signode				Finance Corp
Industrial Group US Inc				6.88%, 08/15/2023(d)		3,200	3,432
6.38%, 05/01/2022(d)		4,425	4,597	Radiate Holdco LLC / Radiate Finance Inc
thyssenkrupp AG				6.63%, 02/15/2025(d)		3,900	3,832
1.38%, 03/03/2022	EUR	2,900	3,459
United States Steel Corp
6.88%, 08/15/2025		$2,775	2,815

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Media (continued)				Mining (continued)
SFR Group SA				Taseko Mines Ltd
5.63%, 05/15/2024		$4,000	$5,067	8.75%, 06/15/2022(d)	$2,685	$2,725
6.25%, 05/15/2024(d)		3,000	3,142	Teck Resources Ltd
7.38%, 05/01/2026(d)		10,325	11,099	3.75%, 02/01/2023	645	651
Sirius XM Radio Inc				6.25%, 07/15/2041	5,110	5,836
5.00%, 08/01/2027(d)		3,100	3,127	Vale Canada Ltd
6.00%, 07/15/2024(d)		3,750	4,003	7.20%, 09/15/2032	2,575	2,865
Telenet Finance V Luxembourg SCA				Vedanta Resources PLC
6.75%, 08/15/2024	EUR	2,100	2,648	6.13%, 08/09/2024(d)	7,700	7,856
Telenet Finance VI Luxembourg SCA				6.38%, 07/30/2022(d)	2,541	2,658
4.88%, 07/15/2027		2,000	2,575	7.13%, 05/31/2023(d)	99	107
Unitymedia GmbH				8.25%, 06/07/2021(d)	880	983
6.13%, 01/15/2025(d)		$3,525	3,756			$148,990
Unitymedia Hessen GmbH & Co KG /				Miscellaneous Manufacturers - 0.05%
Unitymedia NRW GmbH				Bombardier Inc
5.75%, 01/15/2023	EUR	1,094	1,323	6.13%, 01/15/2023(d)	1,180	1,179
6.25%, 01/15/2029		3,900	5,173	7.50%, 03/15/2025(d)	1,675	1,729
UPC Holding BV				8.75%, 12/01/2021(d)	3,065	3,410
3.88%, 06/15/2029		3,000	3,377			$6,318
5.50%, 01/15/2028(d)		$7,500	7,462
				Mortgage Backed Securities - 2.46%
UPCB Finance IV Ltd				BCAP LLC 2013-RR4 Trust
5.38%, 01/15/2025(d)		1,275	1,304	6.07%, 02/13/2051(d),(h)	11,334	11,303
Virgin Media Finance PLC				Fannie Mae Connecticut Avenue Securities
6.00%, 10/15/2024(d)		5,475	5,735	2.69%, 01/25/2029	6,719	6,791
6.38%, 10/15/2024	GBP	2,500	3,596	1 Month LIBOR + 1.45%
7.00%, 04/15/2023		1,100	1,550	Fannie Mae REMICS
Virgin Media Secured Finance PLC				4.50%, 02/25/2043(i)	2,588	485
5.00%, 04/15/2027		900	1,243	4.81%, 07/25/2042(i)	22,122	4,441
Ziggo Bond Co BV				1 Month LIBOR + 6.05%
7.13%, 05/15/2024	EUR	1,675	2,196	4.81%, 03/25/2047(i)	7,819	1,636
Ziggo Bond Finance BV				1 Month LIBOR + 6.05%
4.63%, 01/15/2025		3,000	3,730	4.84%, 03/25/2047(i)	21,655	5,635
5.88%, 01/15/2025(d)		$2,430	2,500	1 Month LIBOR + 6.08%
6.00%, 01/15/2027(d)		2,555	2,600	4.86%, 09/25/2046(i)	20,425	3,787
Ziggo Secured Finance BV				1 Month LIBOR + 6.10%
5.50%, 01/15/2027(d)		7,915	8,073	4.86%, 09/25/2046(i)	19,433	3,280
			$163,335	1 Month LIBOR + 6.10%
Metal Fabrication & Hardware - 0.27%				4.86%, 09/25/2046(i)	16,069	2,698
Novelis Corp				1 Month LIBOR + 6.10%
6.25%, 08/15/2024(d)		3,175	3,349	4.86%, 09/25/2046(i)	18,781	3,451
Optimas OE Solutions Holding LLC / Optimas				1 Month LIBOR + 6.10%
OE Solutions Inc				4.86%, 06/25/2047(i)	21,769	4,789
8.63%, 06/01/2021(d)		29,884	30,183	1 Month LIBOR + 6.10%
			$33,532	4.91%, 12/25/2042(i)	17,470	3,588
Mining - 1.21%				1 Month LIBOR + 6.15%
Aleris International Inc				4.91%, 07/25/2043(i)	27,376	6,132
7.88%, 11/01/2020		5,272	5,262	1 Month LIBOR + 6.15%
9.50%, 04/01/2021(d)		7,825	8,343	4.91%, 07/25/2047(i)	31,370	7,242
Century Aluminum Co				1 Month LIBOR + 6.15%
7.50%, 06/01/2021(d)		32,532	33,345	4.91%, 07/25/2047(i)	21,239	4,754
First Quantum Minerals Ltd				1 Month LIBOR + 6.15%
7.25%, 05/15/2022(d)		1,201	1,255	4.91%, 07/25/2047(i)	19,616	4,531
7.50%, 04/01/2025(d)		10,855	11,493	1 Month LIBOR + 6.15%
FMG Resources August 2006 Pty Ltd				4.91%, 07/25/2047(i)	30,109	6,640
5.13%, 05/15/2024(d)		1,280	1,317	1 Month LIBOR + 6.15%
Freeport-McMoRan Inc				4.91%, 09/25/2047(i)	28,418	6,710
6.88%, 02/15/2023		2,060	2,253	1 Month LIBOR + 6.15%
IAMGOLD Corp				4.91%, 09/25/2047(i)	26,806	5,977
7.00%, 04/15/2025(d)		435	457	1 Month LIBOR + 6.15%
Joseph T Ryerson & Son Inc				5.26%, 01/25/2042(i)	16,431	3,263
11.00%, 05/15/2022 (d)		18,880	21,334	1 Month LIBOR + 6.50%
Mirabela Nickel Ltd				Freddie Mac REMICS
1.00%, 09/10/2044(e),(f)		142	—	4.91%, 07/15/2047(i)	30,250	6,597
Northwest Acquisitions ULC / Dominion				1 Month LIBOR + 6.15%
Finco Inc				Freddie Mac Structured Agency Credit Risk
7.13%, 11/01/2022(d)		10,440	10,780	Debt Notes
Nyrstar Netherlands Holdings BV				1.79%, 04/25/2030	3,000	3,000
6.88%, 03/15/2024	EUR	1,000	1,244	1 Month LIBOR + 0.55%
Real Alloy Holding Inc				2.04%, 03/25/2029	3,335	3,339
10.00%, 01/15/2019 (d)		$21,860	20,221	1 Month LIBOR + 0.80%
Stillwater Mining Co
7.13%, 06/27/2025(d)		7,800	8,005

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Freddie Mac Structured Agency Credit Risk			Ginnie Mae (continued)
Debt Notes (continued)			4.96%, 07/20/2047(i)	$19,799	$4,505
2.04%, 03/25/2029	$2,174	$ 2,178	1 Month LIBOR + 6.20%
1 Month LIBOR + 0.80%			4.96%, 08/20/2047(i)	19,920	4,802
2.34%, 12/25/2028	1,044	1,046	1 Month LIBOR + 6.20%
1 Month LIBOR + 1.10%			4.96%, 08/20/2047(i)	3,681	954
2.44%, 11/25/2028	1,787	1,789	1 Month LIBOR + 6.20%
1 Month LIBOR + 1.20%			4.96%, 08/20/2047(i)	15,576	3,744
3.89%, 03/25/2028	2,627	2,687	1 Month LIBOR + 6.20%
1 Month LIBOR + 2.65%			4.96%, 08/20/2047(i)	15,113	4,044
4.09%, 04/25/2028	4,236	4,389	1 Month LIBOR + 6.20%
1 Month LIBOR + 2.85%			4.96%, 08/20/2047(i)	28,933	6,681
Ginnie Mae			1 Month LIBOR + 6.20%
3.50%, 06/20/2041(i)	24,060	3,629	4.96%, 09/20/2047(i)	9,986	2,182
3.50%, 05/20/2046(i)	10,287	1,788	1 Month LIBOR + 6.20%
3.81%, 09/16/2043(i)	30,587	3,634	4.96%, 09/20/2047(i)	9,136	2,180
1 Month LIBOR + 5.05%			1 Month LIBOR + 6.20%
4.00%, 03/20/2045(i)	9,254	1,595	5.01%, 06/20/2044(i)	21,889	3,489
4.36%, 04/20/2045(i)	20,135	3,422	1 Month LIBOR + 6.25%
1 Month LIBOR + 5.60%			5.01%, 08/16/2045(i)	6,382	1,312
4.50%, 04/20/2045(i)	14,620	2,926	1 Month LIBOR + 6.25%
4.50%, 04/20/2045(i)	10,276	2,183	5.01%, 10/20/2045(i)	18,033	3,360
4.78%, 12/20/2040(i)	3,466	585	1 Month LIBOR + 6.25%
1 Month LIBOR + 6.02%			5.01%, 11/20/2045(i)	10,920	1,978
4.81%, 04/20/2046(i)	19,409	4,216	1 Month LIBOR + 6.25%
1 Month LIBOR + 6.05%			5.02%, 10/20/2047(f),(i)	6,000	1,485
4.81%, 05/20/2046(i)	25,423	5,158	1 Month LIBOR + 6.25%
1 Month LIBOR + 6.05%			5.06%, 05/20/2045(i)	16,277	3,147
4.86%, 10/16/2041(i)	32,615	7,066	1 Month LIBOR + 6.30%
1 Month LIBOR + 6.10%			5.36%, 03/20/2042(i)	17,934	4,312
4.86%, 07/16/2042(i)	19,820	4,341	1 Month LIBOR + 6.60%
1 Month LIBOR + 6.10%			5.41%, 02/20/2042(i)	10,571	2,388
4.86%, 07/20/2042(i)	14,639	3,087	1 Month LIBOR + 6.65%
1 Month LIBOR + 6.10%			5.46%, 05/16/2041(i)	15,768	2,789
4.86%, 12/16/2043(i)	21,455	3,407	1 Month LIBOR + 6.70%
1 Month LIBOR + 6.10%			5.51%, 11/20/2045(i)	13,906	3,174
4.86%, 06/20/2046(i)	15,060	3,272	1 Month LIBOR + 6.75%
1 Month LIBOR + 6.10%			5.51%, 12/20/2045(i)	18,042	3,549
4.86%, 06/20/2046(i)	26,012	5,342	1 Month LIBOR + 6.75%
1 Month LIBOR + 6.10%			5.73%, 04/20/2041(i)	1,987	427
4.86%, 08/20/2046(i)	18,141	4,115	1 Month LIBOR + 7.10%
1 Month LIBOR + 6.10%					$303,548
4.86%, 09/20/2046(i)	18,937	4,517	Oil & Gas - 3.37%
1 Month LIBOR + 6.10%			Antero Resources Corp
4.86%, 11/20/2046(i)	18,865	4,238	5.00%, 03/01/2025	1,475	1,497
1 Month LIBOR + 6.10%			5.13%, 12/01/2022	2,800	2,877
4.86%, 01/20/2047(i)	20,727	4,322	5.38%, 11/01/2021	2,525	2,591
1 Month LIBOR + 6.10%			Ascent Resources Utica Holdings LLC / ARU
4.86%, 01/20/2047(i)	21,595	4,620	Finance Corp
1 Month LIBOR + 6.10%			10.00%, 04/01/2022 (d)	3,005	3,260
4.86%, 01/20/2047(i)	17,806	3,635	Callon Petroleum Co
1 Month LIBOR + 6.10%			6.13%, 10/01/2024	3,026	3,147
4.91%, 08/20/2044(i)	17,425	3,755	Carrizo Oil & Gas Inc
1 Month LIBOR + 6.15%			8.25%, 07/15/2025	1,265	1,363
4.91%, 03/20/2047(i)	24,029	5,044	Chesapeake Energy Corp
1 Month LIBOR + 6.15%			8.00%, 01/15/2025(d)	2,120	2,120
4.91%, 04/20/2047(i)	24,499	4,445	8.00%, 06/15/2027(d)	1,270	1,225
1 Month LIBOR + 6.15%			Continental Resources Inc/OK
4.91%, 04/20/2047(i)	14,714	3,402	4.50%, 04/15/2023	4,290	4,344
1 Month LIBOR + 6.15%			Cosan Luxembourg SA
4.91%, 04/20/2047(i)	29,300	6,150	7.00%, 01/20/2027(d)	5,536	6,001
1 Month LIBOR + 6.15%			CrownRock LP / CrownRock Finance Inc
4.96%, 09/20/2041(i)	7,058	1,086	5.63%, 10/15/2025(d)	4,840	4,914
1 Month LIBOR + 6.20%			Ecopetrol SA
4.96%, 08/20/2042(i)	17,768	3,171	5.88%, 05/28/2045	6,095	6,049
1 Month LIBOR + 6.20%			EP Energy LLC / Everest Acquisition Finance
4.96%, 04/20/2044(i)	21,093	4,318	Inc
1 Month LIBOR + 6.20%			8.00%, 11/29/2024(d)	2,445	2,494
4.96%, 11/20/2045(i)	15,197	2,973	8.00%, 02/15/2025(d)	1,125	833
1 Month LIBOR + 6.20%			9.38%, 05/01/2020	1,440	1,209
4.96%, 07/20/2047(i)	22,343	5,446
1 Month LIBOR + 6.20%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)				Oil & Gas (continued)
EP PetroEcuador via Noble Sovereign				QEP Resources Inc
Funding I Ltd				5.25%, 05/01/2023		$3,050	$3,012
6.96%, 09/24/2019		$1,484	$ 1,511	Repsol International Finance BV
3 Month LIBOR + 5.63%				3.88%, 12/31/2049(g)	EUR	1,000	1,262
Extraction Oil & Gas Inc				EUR Swap Annual 6YR + 3.56%
7.38%, 05/15/2024(d)		5,360	5,708	4.50%, 03/25/2075		1,250	1,623
Extraction Oil & Gas Inc / Extraction Finance				EUR Swap Annual 10YR + 4.20%
Corp				Resolute Energy Corp
7.88%, 07/15/2021(d)		4,400	4,664	8.50%, 05/01/2020		$16,800	17,052
Gazprom OAO Via Gaz Capital SA				SandRidge Energy Inc
6.51%, 03/07/2022(d)		2,570	2,846	0.00%, 03/15/2021(a),(e),(f)		3,450	—
Geopark Ltd				Seven Generations Energy Ltd
6.50%, 09/21/2024(d)		12,168	12,478	5.38%, 09/30/2025(d)		1,365	1,379
Gulfport Energy Corp				Southwestern Energy Co
6.00%, 10/15/2024		3,366	3,366	7.75%, 10/01/2027		880	915
6.38%, 05/15/2025		3,910	3,968	State Oil Co of the Azerbaijan Republic
Halcon Resources Corp				4.75%, 03/13/2023		7,053	7,081
6.75%, 02/15/2025(d)		2,270	2,321	6.95%, 03/18/2030		3,000	3,297
Jonah Energy LLC / Jonah Energy Finance				Sunoco LP / Sunoco Finance Corp
Corp				6.38%, 04/01/2023		1,065	1,132
7.25%, 10/15/2025(d)		2,575	2,575	Tengizchevroil Finance Co International Ltd
Jones Energy Holdings LLC / Jones Energy				4.00%, 08/15/2026(d)		2,895	2,847
Finance Corp				Tullow Oil PLC
6.75%, 04/01/2022		4,715	3,666	6.25%, 04/15/2022(d)		4,285	4,274
9.25%, 03/15/2023		4,188	3,288	6.25%, 04/15/2022		987	985
KazMunayGas National Co JSC				Ultra Resources Inc
6.38%, 04/09/2021(d)		8,212	8,992	6.88%, 04/15/2022(d)		5,915	5,974
6.38%, 04/09/2021		2,015	2,206	Unit Corp
MEG Energy Corp				6.63%, 05/15/2021		6,640	6,665
6.38%, 01/30/2023(d)		5,900	5,399	Whiting Petroleum Corp
6.50%, 01/15/2025(d)		2,300	2,289	5.75%, 03/15/2021		4,080	4,111
7.00%, 03/31/2024(d)		21,627	19,627	WildHorse Resource Development Corp
Oasis Petroleum Inc				6.88%, 02/01/2025(d)		3,335	3,310
6.88%, 01/15/2023		4,510	4,589	WPX Energy Inc
Parsley Energy LLC / Parsley Finance Corp				5.25%, 09/15/2024		1,375	1,380
5.63%, 10/15/2027(d)		2,075	2,141	YPF SA
PDC Energy Inc				8.75%, 04/04/2024(d)		10,313	11,982
6.13%, 09/15/2024		600	626	8.88%, 12/19/2018(d)		3,210	3,404
Pertamina Persero PT							$415,598
4.30%, 05/20/2023(d)		3,600	3,802	Oil & Gas Services - 0.25%
6.00%, 05/03/2042(d)		3,895	4,458	Archrock Partners LP / Archrock Partners
Petroamazonas EP				Finance Corp
4.63%, 02/16/2020(d)		8,731	8,462	6.00%, 10/01/2022		2,360	2,345
Petrobras Global Finance BV				Bibby Offshore Services PLC
4.38%, 05/20/2023		4,275	4,249	7.50%, 06/15/2021	GBP	1,300	597
5.30%, 01/27/2025(d)		5,670	5,688	Forum Energy Technologies Inc
6.88%, 01/20/2040		7,508	7,649	6.25%, 10/01/2021		$9,570	9,546
7.25%, 03/17/2044		3,197	3,353	Oil and Gas Holding Co BSCC/The
7.38%, 01/17/2027		12,525	13,909	7.50%, 10/25/2027(d)		5,805	6,023
8.75%, 05/23/2026		12,449	15,079	SESI LLC
Petroleos de Venezuela SA				7.13%, 12/15/2021		4,285	4,381
5.38%, 04/12/2027		5,705	1,649	7.75%, 09/15/2024(d)		5,030	5,206
5.50%, 04/12/2037		16,435	4,725	Weatherford International Ltd
6.00%, 05/16/2024		31,730	8,964	4.50%, 04/15/2022		1,200	1,086
6.00%, 11/15/2026		9,420	2,614	9.88%, 02/15/2024		1,775	1,899
6.00%, 11/15/2026		9,859	2,736				$31,083
8.50%, 10/27/2020		6,510	5,413	Other Asset Backed Securities - 0.10%
Petroleos del Peru SA				Dell Equipment Finance Trust 2017-1
5.63%, 06/19/2047(d)		9,610	10,115	1.86%, 06/24/2019(d)		6,500	6,500
Petroleos Mexicanos				Dell Equipment Finance Trust 2017-2
5.50%, 01/21/2021		4,705	4,999	1.53%, 02/24/2020(d)		6,000	6,000
5.63%, 01/23/2046		5,635	5,109	1 Month LIBOR + 0.30%
6.38%, 01/23/2045		4,877	4,851				$12,500
6.50%, 03/13/2027(d)		8,753	9,558
				Packaging & Containers - 0.44%
6.50%, 03/13/2027(d)		5,997	6,549
				Ardagh Packaging Finance PLC / Ardagh
6.75%, 09/21/2047		8,839	9,110	Holdings USA Inc
6.75%, 09/21/2047(d)		15,655	16,136
				4.75%, 07/15/2027	GBP	800	1,082
6.75%, 09/21/2047		1,029	1,061	6.00%, 02/15/2025(d)		$4,600	4,882
7.19%, 09/12/2024	MXN	420,000	19,627	6.75%, 05/15/2024	EUR	4,000	5,212
7.47%, 11/12/2026		300,000	13,899
9.50%, 09/15/2027		$1,204	1,600
Precision Drilling Corp
5.25%, 11/15/2024		2,550	2,365

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Packaging & Containers (continued)				Pipelines (continued)
Ball Corp				Transcanada Trust
4.38%, 12/15/2023	EUR	2,600	$3,475	5.87%, 08/15/2076		$1,900	$2,076
BWAY Holding Co				3 Month LIBOR + 4.64%
7.25%, 04/15/2025(d)		$3,575	3,709				$41,512
Coveris Holdings SA				Private Equity - 0.04%
7.88%, 11/01/2019(d)		4,115	4,012	Icahn Enterprises LP / Icahn Enterprises
Crown Cork & Seal Co Inc				Finance Corp
7.38%, 12/15/2026		4,345	5,105	5.88%, 02/01/2022		4,560	4,711
Crown European Holdings SA
3.38%, 05/15/2025	EUR	1,700	2,111	Real Estate - 0.02%
Flex Acquisition Co Inc				Crescent Communities LLC/Crescent
6.88%, 01/15/2025(d)		$2,700	2,791	Ventures Inc
OI European Group BV				8.88%, 10/15/2021(d)		2,847	3,025
4.88%, 03/31/2021	EUR	900	1,198
Reynolds Group Issuer Inc / Reynolds Group				Regional Authority - 0.17%
Issuer LLC / Reynolds Group Issuer				Brazil Minas SPE via State of Minas Gerais
(Luxembourg) S.A.				5.33%, 02/15/2028		1,029	1,047
4.86%, 07/15/2021(d)		$1,500	1,530	Province of British Columbia Canada
3 Month LIBOR + 3.50%				6.60%, 01/09/2020(d)	INR	133,400	2,093
5.13%, 07/15/2023(d)		6,640	6,913	Provincia de Buenos Aires/Argentina
SIG Combibloc Holdings SCA				6.50%, 02/15/2023(d)		$8,485	8,991
7.75%, 02/15/2023	EUR	4,000	4,916	9.38%, 09/14/2018		5,005	5,276
Silgan Holdings Inc				Provincia del Chaco Argentina
3.25%, 03/15/2025		3,000	3,630	9.38%, 08/18/2024		3,321	3,546
Verallia Packaging SASU							$20,953
5.13%, 08/01/2022		3,400	4,186	REITs - 0.42%
			$54,752	Equinix Inc
Pharmaceuticals - 0.30%				2.88%, 10/01/2025	EUR	2,400	2,867
Catalent Pharma Solution				5.88%, 01/15/2026		$2,640	2,861
3.75%, 09/15/2025		200	243	ESH Hospitality Inc
Catalent Pharma Solutions Inc				5.25%, 05/01/2025(d)		2,250	2,326
4.75%, 12/15/2024		1,000	1,257	GEO Group Inc/The
4.88%, 01/15/2026(d)		$1,525	1,548	5.88%, 10/15/2024		5,200	5,436
Grifols SA				iStar Inc
3.20%, 05/01/2025	EUR	2,900	3,429	6.00%, 04/01/2022		3,255	3,385
Nidda BondCo GmbH				6.50%, 07/01/2021		2,000	2,093
5.00%, 09/30/2025(d)		1,300	1,553	MGM Growth Properties Operating
Nidda Healthcare Holding AG				Partnership LP / MGP Finance Co-Issuer Inc
3.50%, 09/30/2024(d)		1,400	1,669	5.63%, 05/01/2024		1,440	1,555
Teva Pharmaceutical Finance Netherlands III				MPT Operating Partnership LP / MPT Finance
BV				Corp
3.15%, 10/01/2026		$3,575	3,162	6.38%, 03/01/2024		745	806
Valeant Pharmaceuticals International				QCP SNF West/Central/East/AL REIT LLC
6.75%, 08/15/2021(d)		780	756	8.13%, 11/01/2023(d)		13,385	13,920
Valeant Pharmaceuticals International Inc				Uniti Group LP / Uniti Group Finance Inc /
4.50%, 05/15/2023	EUR	4,800	4,749	CSL Capital LLC
5.38%, 03/15/2020(d)		$5,380	5,293	8.25%, 10/15/2023		17,040	16,401
5.50%, 11/01/2025(d)		895	915				$51,650
5.63%, 12/01/2021(d)		1,135	1,034
				Retail - 0.21%
Vizient Inc				1011778 BC ULC / New Red Finance Inc
10.38%, 03/01/2024 (d)		10,245	11,679	4.25%, 05/15/2024(d)		1,800	1,813
			$37,287	5.00%, 10/15/2025(d)		2,715	2,766
Pipelines - 0.34%				5.00%, 10/15/2025(d)		5,375	5,476
Abu Dhabi Crude Oil Pipeline LLC				Carrols Restaurant Group Inc
4.60%, 11/02/2047(d),(j)		8,065	8,241	8.00%, 05/01/2022		2,400	2,535
Andeavor Logistics LP / Tesoro Logistics				Golden Nugget Inc
Finance Corp				6.75%, 10/15/2024(d)		3,375	3,434
5.25%, 01/15/2025		3,475	3,736	L Brands Inc
Enterprise Products Operating LLC				6.75%, 07/01/2036		3,650	3,568
7.03%, 01/15/2068		3,500	3,500	Reliance Intermediate Holdings LP
3 Month LIBOR + 2.68%				6.50%, 04/01/2023(d)		4,750	5,035
Holly Energy Partners LP / Holly Energy				SACI Falabella
Finance Corp				3.75%, 10/30/2027(d)		1,460	1,423
6.00%, 08/01/2024(d)		2,875	3,012				$26,050
NuStar Logistics LP				Semiconductors - 0.03%
5.63%, 04/28/2027		2,950	3,112	Micron Technology Inc
Southern Gas Corridor CJSC				7.50%, 09/15/2023		3,030	3,356
6.88%, 03/24/2026(d)		8,574	9,689
6.88%, 03/24/2026		5,115	5,780
Summit Midstream Holdings LLC / Summit
Midstream Finance Corp
5.75%, 04/15/2025		2,320	2,366

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Software - 0.92%				Sovereign (continued)
Ascend Learning LLC				Brazilian Government International
6.88%, 08/01/2025(d)		$2,775	$2,907	Bond (continued)
Camelot Finance SA				5.00%, 01/27/2045		$12,264	$11,349
7.88%, 10/15/2024(d)		6,360	6,837
				5.63%, 01/07/2041		1,394	1,413
Change Healthcare Holdings LLC / Change				Colombia Government International Bond
Healthcare Finance Inc				5.00%, 06/15/2045		4,535	4,665
5.75%, 03/01/2025(d)		2,500	2,556
				Colombian TES
Epicor / Eagle Parent 2L Note				7.00%, 05/04/2022	COP 22,871,300		7,818
9.58%, 06/01/2023(e),(f)		15,000	14,601
				7.50%, 08/26/2026		170,690,000	59,299
First Data Corp
5.00%, 01/15/2024(d)		5,165	5,365	Costa Rica Government International Bond
				4.25%, 01/26/2023		$2,643	2,613
5.38%, 08/15/2023(d)		1,500	1,562	4.38%, 04/30/2025(d)		3,061	3,000
Genesys Telecommunications Laboratories				5.63%, 04/30/2043(d)		652	585
Inc/Greeneden Lux 3 Sarl				7.16%, 03/12/2045		17,845	18,960
10.00%, 11/30/2024 (d)		5,500	6,208	7.16%, 03/12/2045(d)		5,550	5,897
Infor US Inc				Croatia Government International Bond
6.50%, 05/15/2022		15,958	16,636	6.00%, 01/26/2024(d)		5,365	6,109
Informatica LLC				6.75%, 11/05/2019(d)		4,105	4,428
7.13%, 07/15/2023(d)		6,767	6,886
				Dominican Republic Bond
j2 Cloud Services LLC / j2 Global Co-Obligor				10.50%, 04/07/2023 (d)	DOP	1,053,900	23,369
Inc
6.00%, 07/15/2025(d)		210	221	Dominican Republic International Bond
				5.50%, 01/27/2025		$3,908	4,147
Open Text Corp				5.88%, 04/18/2024(d)		2,491	2,712
5.63%, 01/15/2023(d)		3,445	3,591	5.95%, 01/25/2027(d)		2,224	2,394
PTC Inc				7.45%, 04/30/2044(d)		3,266	3,878
6.00%, 05/15/2024		1,500	1,628	8.63%, 04/20/2027		763	931
Quintiles IMS Inc				Ecuador Government International Bond
3.25%, 03/15/2025	EUR	3,000	3,617	8.88%, 10/23/2027(d)		23,300	23,742
5.00%, 10/15/2026(d)		$4,270	4,537	9.65%, 12/13/2026(d)		1,053	1,143
RP Crown Parent LLC				9.65%, 12/13/2026		3,387	3,675
7.38%, 10/15/2024(d)		14,143	14,709
				10.75%, 03/28/2022		6,245	7,057
Sophia LP / Sophia Finance Inc				10.75%, 03/28/2022 (d)		2,692	3,042
9.00%, 09/30/2023(d)		13,075	13,565	10.50%, 03/24/2020 (d)		1,075	1,166
SS&C Technologies Holdings Inc				Egypt Government International Bond
5.88%, 07/15/2023		7,498	7,920	6.13%, 01/31/2022(d)		8,650	9,020
			$113,346	Egypt Treasury Bills
Sovereign - 14.17%				0.00%, 12/26/2017(a)	EGP	114,025	6,294
1MDB Global Investments Ltd				0.00%, 06/19/2018(a)		640,300	32,608
4.40%, 03/09/2023		31,200	29,976	El Salvador Government International Bond
Abu Dhabi Government International Bond				7.38%, 12/01/2019		$7,305	7,579
4.13%, 10/11/2047(d)		6,875	6,813	7.75%, 01/24/2023		1,341	1,445
Angolan Government International Bond				8.25%, 04/10/2032		4,231	4,707
9.50%, 11/12/2025(d)		5,699	6,212	8.25%, 04/10/2032(d)		633	704
9.50%, 11/12/2025		9,403	10,249	Ethiopia International Bond
Argentina POM Politica Monetaria				6.63%, 12/11/2024		1,800	1,854
26.25%, 06/21/2020	ARS	89,819	5,461	Export-Import Bank of Korea
Argentina Central Bank 7D Repo Rate + 0.00%				6.20%, 08/07/2021	INR	540,000	8,273
Argentine Bonos del Tesoro				6.90%, 01/08/2021(d)	IDR 44,000,000		3,257
22.75%, 03/05/2018		86,118	4,826	Gabon Government International Bond
21.20%, 09/19/2018		108,977	6,050	6.38%, 12/12/2024(d)		$2,481	2,432
Argentine Republic Government International				6.38%, 12/12/2024		8,399	8,232
Bond				6.95%, 06/16/2025(d)		11,958	11,973
0.00%, 12/15/2035(a),(h)		$28,065	3,171	Ghana Government International Bond
0.00%, 12/15/2035(a),(h)	EUR	33,458	4,287	8.13%, 01/18/2026(d)		5,405	5,864
2.26%, 12/31/2038(h)		10,452	8,656	10.75%, 10/14/2030		3,393	4,521
2.50%, 12/31/2038(h)		$29,290	21,045	Hungary Government Bond
7.82%, 12/31/2033	EUR	37,933	50,321	1.75%, 10/26/2022	HUF	2,559,320	9,840
7.82%, 12/31/2033		2,752	3,683	Indonesia Government International Bond
Bahrain Government International Bond				3.38%, 04/15/2023(d)		$10,575	10,744
7.50%, 09/20/2047(d)		$6,000	5,845	4.35%, 01/08/2027(d)		3,700	3,924
Bonos de la Tesoreria de la Republica en				4.75%, 07/18/2047(d)		5,555	5,879
pesos				5.25%, 01/17/2042(d)		4,200	4,703
4.50%, 03/01/2021	CLP	1,615,000	2,604	5.25%, 01/08/2047(d)		4,560	5,148
4.50%, 03/01/2026		10,500,000	16,585	Indonesia Treasury Bond
6.00%, 01/01/2022		1,610,000	2,743	7.00%, 05/15/2027	IDR 200,000,000		14,990
Brazil Letras do Tesouro Nacional				7.50%, 08/15/2032		497,250,000	37,342
0.00%, 07/01/2020(a)	BRL	62,779	15,349	8.25%, 05/15/2036		244,500,000	19,470
Brazil Notas do Tesouro Nacional Serie F				8.75%, 05/15/2031		83,915,000	6,945
10.00%, 01/01/2027		132,733	40,931	Iraq International Bond
10.00%, 01/01/2025		165,435	51,134	5.80%, 01/15/2028		$61,683	58,056
10.00%, 01/01/2023		40,300	12,541	6.75%, 03/09/2023(d)		6,558	6,571
Brazilian Government International Bond
4.63%, 01/13/2028		$9,435	9,369

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Sovereign (continued)				Sovereign (continued)
Ivory Coast Government International Bond				Russian Federal Bond - OFZ	(continued)
5.13%, 06/15/2025(d)		$729	$ 897	7.40%, 12/07/2022	RUB	1,666,124	$28,526
5.38%, 07/23/2024		1,248	1,260	7.50%, 02/27/2019		290,640	4,980
5.75%, 12/31/2032(h)		5,556	5,478	8.50%, 09/17/2031		4,107,800	76,038
5.75%, 12/31/2032(d),(h)		7,273	7,171	Russian Foreign Bond - Eurobond
6.13%, 06/15/2033(d)		17,840	17,592	4.50%, 04/04/2022		$200	214
KazAgro National Management Holding JSC				4.88%, 09/16/2023		4,400	4,786
4.63%, 05/24/2023(d)		10,305	10,411	Saudi Government International Bond
Kenya Government International Bond				3.63%, 03/04/2028(d)		7,600	7,543
5.88%, 06/24/2019(d)		7,752	7,994	4.63%, 10/04/2047(d)		4,125	4,222
6.88%, 06/24/2024		5,194	5,398	Senegal Government International Bond
6.88%, 06/24/2024(d)		647	672	6.25%, 05/23/2033(d)		7,788	8,050
6.88%, 06/24/2024(d)		2,870	2,982	Serbia International Bond
KSA Sukuk Ltd				7.25%, 09/28/2021(d)		4,315	4,962
2.89%, 04/20/2022(d)		4,215	4,220	Sri Lanka Government International Bond
Lebanon Government International Bond				6.20%, 05/11/2027(d)		6,100	6,483
6.60%, 11/27/2026		591	570	6.25%, 10/04/2020(d)		5,800	6,192
6.65%, 11/03/2028		9,878	9,385	6.25%, 07/27/2021		2,220	2,392
6.85%, 03/23/2027		12,243	11,921	Turkey Government Bond
Malaysia Government Bond				8.30%, 06/20/2018	TRY	28,820	7,401
3.58%, 09/28/2018	MYR	73,439	17,431	9.20%, 09/22/2021		44,613	10,761
3.76%, 03/15/2019		24,393	5,803	11.00%, 02/24/2027		59,368	15,180
Mexican Bonos				11.10%, 05/15/2019		57,339	14,850
4.75%, 06/14/2018	MXN	243,550	12,508	10.50%, 01/15/2020		47,020	11,945
5.75%, 03/05/2026		519,540	24,609	11.00%, 03/02/2022		41,516	10,594
7.75%, 05/29/2031		276,370	14,877	Turkey Government International Bond
8.00%, 12/07/2023		101,220	5,513	4.25%, 04/14/2026		$9,120	8,614
10.00%, 12/05/2024		169,610	10,260	4.88%, 04/16/2043		3,266	2,816
Mexico Government International Bond				5.13%, 03/25/2022		2,915	3,024
4.00%, 10/02/2023		$3,625	3,797	5.75%, 05/11/2047		9,004	8,581
Nigeria Government International Bond				6.00%, 03/25/2027		16,705	17,594
7.88%, 02/16/2032(d)		7,472	8,208	6.63%, 02/17/2045		4,165	4,448
Nigeria OMO Bill				6.88%, 03/17/2036		6,183	6,809
0.00%, 04/12/2018(a)	NGN	3,983,000	10,195	Ukraine Government International Bond
Nigeria Treasury Bill				0.00%, 05/31/2040(a),(h)		26,371	15,037
0.00%, 04/05/2018(a)		1,961,376	5,042	7.38%, 09/25/2032(d)		33,495	33,022
Panama Government International Bond				7.75%, 09/01/2020		5,041	5,374
6.70%, 01/26/2036		$752	993	7.75%, 09/01/2021		7,339	7,835
Peru Government Bond				7.75%, 09/01/2023(d)		9,201	9,765
6.15%, 08/12/2032(d)	PEN	21,563	6,935	7.75%, 09/01/2023		6,630	7,036
Perusahaan Penerbit SBSN Indonesia III				7.75%, 09/01/2024		593	622
4.55%, 03/29/2026(d)		$6,685	7,086	7.75%, 09/01/2025(d)		5,875	6,110
Peruvian Government International Bond				7.75%, 09/01/2026		5,500	5,671
5.70%, 08/12/2024(d)	PEN	15,906	5,190	7.75%, 09/01/2026(d)		3,199	3,298
8.20%, 08/12/2026(d)		39,449	14,875	7.75%, 09/01/2027(d)		16,967	17,477
Qatar Government International Bond				7.75%, 09/01/2027		3,224	3,321
3.25%, 06/02/2026(d)		$1,019	996	Ukreximbank Via Biz Finance PLC
4.50%, 01/20/2022(d)		13,200	13,926	9.75%, 01/22/2025		8,030	8,757
Republic of Angola Via Northern Lights III				Uruguay Government International Bond
BV				8.50%, 03/15/2028(d)	UYU	85,000	2,949
7.00%, 08/17/2019		3,810	3,925	9.88%, 06/20/2022		729,030	26,600
Republic of Azerbaijan International Bond				Venezuela Government International Bond
4.75%, 03/18/2024(d)		18,470	18,998	6.00%, 12/09/2020		$9,165	3,597
4.75%, 03/18/2024		1,402	1,442	7.00%, 03/31/2038		7,000	2,275
Republic of Cameroon International Bond				7.75%, 10/13/2019		30,001	14,025
9.50%, 11/19/2025(d)		6,130	7,265	8.25%, 10/13/2024		25,440	8,586
9.50%, 11/19/2025		7,510	8,901	13.63%, 08/15/2018		6,000	3,990
Republic of Poland Government Bond				11.95%, 08/05/2031		8,105	3,262
2.50%, 07/25/2026	PLN	22,926	5,885	Zambia Government International Bond
Republic of South Africa Government Bond				5.38%, 09/20/2022(d)		4,822	4,606
6.25%, 03/31/2036	ZAR	537,380	26,226	5.38%, 09/20/2022		1,972	1,884
7.00%, 02/28/2031		246,431	13,912	8.50%, 04/14/2024(d)		3,077	3,293
8.50%, 01/31/2037		179,990	11,079	8.97%, 07/30/2027(d)		3,665	3,996
8.75%, 01/31/2044		78,017	4,794				$1,747,023
10.50%, 12/21/2026		653,919	50,103	Student Loan Asset Backed Securities - 0.20%
Republic of South Africa Government				Navient Private Education Loan Trust 2015-
International Bond				C
4.30%, 10/12/2028		$9,500	8,787	2.74%, 01/16/2035(d)		6,169	6,214
4.67%, 01/17/2024		2,569	2,603	1 Month LIBOR + 1.50%
4.88%, 04/14/2026		7,741	7,694
5.88%, 09/16/2025		9,031	9,627
Russian Federal Bond - OFZ
7.05%, 01/19/2028	RUB	1,119,796	18,576

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Student Loan Asset Backed Securities (continued)				Telecommunications (continued)
Navient Student Loan Trust 2017-3				MTN Mauritius Investment Ltd
1.54%, 07/26/2066(d)		$4,047	$4,052	6.50%, 10/13/2026(d)		$6,075	$6,561
1 Month LIBOR + 0.30%				Sprint Capital Corp
Navient Student Loan Trust 2017-4				6.88%, 11/15/2028		5,470	5,836
1.48%, 09/27/2066(d)		6,369	6,369	Sprint Communications Inc
1 Month LIBOR + 0.24%				6.00%, 11/15/2022		2,890	3,035
SMB Private Education Loan Trust 2016-B				7.00%, 03/01/2020(d)		3,500	3,797
1.89%, 11/15/2023(d)		1,511	1,514	9.00%, 11/15/2018(d)		1,550	1,645
1 Month LIBOR + 0.65%				Sprint Corp
SoFi Professional Loan Program 2017-E				7.13%, 06/15/2024		7,000	7,567
LLC				7.63%, 02/15/2025		650	713
1.74%, 11/26/2040(d)		6,000	6,003	7.88%, 09/15/2023		2,685	3,000
1 Month LIBOR + 0.50%				Telecom Italia SpA/Milano
			$24,152	3.25%, 01/16/2023	EUR	1,750	2,278
Supranational Bank - 0.38%				3.63%, 05/25/2026		3,000	4,002
Africa Finance Corp				Telefonica Celular del Paraguay SA
3.88%, 04/13/2024(d)		4,210	4,257	6.75%, 12/13/2022(d)		$3,880	3,989
Asian Development Bank				Telefonica Europe BV
5.90%, 12/20/2022	INR	272,000	4,183	4.20%, 12/31/2049(g)	EUR	4,000	4,954
Banque Ouest Africaine de Developpement				EUR Swap Annual 5YR + 3.81%
5.00%, 07/27/2027(d)		$5,680	5,907	T-Mobile USA Inc
5.50%, 05/06/2021(d)		7,416	7,907	5.13%, 04/15/2025		$2,575	2,697
Eastern and Southern African Trade and				6.00%, 04/15/2024		4,025	4,307
Development Bank				6.50%, 01/15/2026		4,020	4,448
6.38%, 12/06/2018		6,270	6,493	ViaSat Inc
European Bank for Reconstruction &				5.63%, 09/15/2025(d)		7,200	7,281
Development				Wind Acquisition Finance SA
7.38%, 04/15/2019	IDR 94,630,000		7,083	7.00%, 04/23/2021	EUR	1,950	2,356
Inter-American Development Bank				Wind Tre SpA
5.50%, 08/23/2021	INR	293,300	4,515	2.63%, 01/20/2023(d),(j)		2,000	2,340
7.88%, 03/14/2023	IDR 32,750,000		2,576	5.00%, 01/20/2026(d),(j)		$3,680	3,704
International Bank for Reconstruction &							$174,592
Development				Transportation - 0.25%
5.75%, 10/28/2019	INR	236,950	3,674	BNSF Funding Trust I
			$46,595	6.61%, 12/15/2055		4,610	5,328
Telecommunications - 1.42%				3 Month LIBOR + 2.35%
Altice Luxembourg SA				CMA CGM SA
7.25%, 05/15/2022	EUR	4,700	5,831	6.50%, 07/15/2022	EUR	1,400	1,753
C&W Senior Financing Designated Activity				Navios Maritime Acquisition Corp / Navios
Co				Acquisition Finance US Inc
6.88%, 09/15/2027(d)		$4,570	4,776	8.13%, 11/15/2021(d)		$8,228	7,241
CenturyLink Inc				Pelabuhan Indonesia II PT
5.63%, 04/01/2025		1,320	1,287	4.25%, 05/05/2025(d)		8,470	8,793
7.50%, 04/01/2024		1,265	1,344	5.38%, 05/05/2045(d)		2,315	2,446
CommScope Technologies LLC				XPO Logistics Inc
6.00%, 06/15/2025(d)		6,825	7,209	5.75%, 06/15/2021	EUR	4,162	5,008
Digicel Group Ltd							$30,569
7.13%, 04/01/2022(d)		16,113	15,186	Trucking & Leasing - 0.18%
8.25%, 09/30/2020(d)		6,449	6,376	DAE Funding LLC
eircom Finance DAC				5.00%, 08/01/2024(d)		$7,925	8,093
4.50%, 05/31/2022	EUR	3,800	4,610	Fortress Transportation & Infrastructure
Frontier Communications Corp				Investors LLC
7.13%, 01/15/2023		$5,585	4,288	6.75%, 03/15/2022(d)		8,010	8,391
10.50%, 09/15/2022		660	576	Park Aerospace Holdings Ltd
GTT Communications Inc				5.25%, 08/15/2022(d)		880	915
7.88%, 12/31/2024(d)		16,778	17,889	5.50%, 02/15/2024(d)		4,780	4,959
Hughes Satellite Systems Corp							$22,358
7.63%, 06/15/2021		7,000	7,823	TOTAL BONDS			$6,645,331
IHS Netherlands Holdco BV					Principal
9.50%, 10/27/2021(d)		5,644	5,996	CONVERTIBLE BONDS - 0.01%	Amount (000's) Value (000's)
Intelsat Jackson Holdings SA				Mining - 0.01%
5.50%, 08/01/2023		4,865	4,147	Mirabela Nickel Ltd
8.00%, 02/15/2024(d)		2,205	2,337	0.00%, PIK 0.00%, 06/24/2019(a),(d),(k)		6,966	627
Koninklijke KPN NV
7.00%, 03/28/2073(d)		400	454
USSW10 Index Spread + 5.33%				TOTAL CONVERTIBLE BONDS			$627
					Principal
7.00%, 03/28/2073		2,000	2,272	CREDIT LINKED STRUCTURED NOTES- 0.03%	Amount (000's) Value (000's)
USSW10 Index Spread + 5.33%				Sovereign - 0.03%
Level 3 Financing Inc				Republic of Iraq - Merrill Lynch
5.13%, 05/01/2023		2,100	2,150	2.55%, 01/07/2028(e),(f)		$469,835	3,134
Matterhorn Telecom Holding SA
4.88%, 05/01/2023	EUR	4,595	5,531	TOTAL CREDIT LINKED STRUCTURED NOTES			$3,134

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

SENIOR FLOATING RATE INTERESTS - Principal				SENIOR FLOATING RATE INTERESTS	Principal
6.67%	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)
Advertising - 0.21%				Distribution & Wholesale - 0.05%
Getty Images Inc, Term Loan B				ABB Con-Cise Optical Group LLC, Term
4.83%, 10/03/2019(l)		$29,638	$25,833	Loan B
US LIBOR + 3.50%				6.32%, 06/15/2023(l)	$2,772	$2,796
				US LIBOR + 5.00%
Agriculture - 0.21%				HBC Holdings LLC, Term Loan B
NVA Holdings Inc/United States, Term Loan				7.83%, 03/30/2020(l)	2,914	2,827
8.33%, 08/08/2022(l)		5,296	5,329	US LIBOR + 6.50%
US LIBOR + 7.00%						$5,623
8.33%, 08/08/2022(l)		20,729	20,858	Diversified Financial Services - 0.17%
US LIBOR + 7.00%				Focus Financial Partners LLC, Term Loan
				8.82%, 05/09/2025(l)	15,630	15,786
Automobile Manufacturers - 0.04%				US LIBOR + 7.50%
Navistar Inc, Term Loan B				Russell Investments US Institutional Holdco
5.59%, 08/07/2020(l)		4,983	4,983	Inc, Term Loan B
US LIBOR + 4.00%				5.49%, 06/01/2023(l)	4,962	5,023
				US LIBOR + 5.75%
Automobile Parts & Equipment - 0.34%						$20,809
Dexko Global Inc, Term Loan				Electric - 0.02%
9.61%, 07/11/2025(l)		21,140	21,298
				Panda Liberty LLC, Term Loan B1
US LIBOR + 8.25%				7.83%, 08/21/2020(l)	2,263	2,002
Truck Hero Inc, Term Loan				US LIBOR + 6.50%
9.58%, 05/16/2025(l)		20,910	20,884
US LIBOR + 4.00%				Electronics - 0.12%
			$42,182	Lully Finance LLC, Term Loan B1
Beverages - 0.01%				9.74%, 10/16/2023(l)	15,795	15,282
Refresco Group NV, Term Loan B				US LIBOR + 8.50%
0.00%, 09/26/2024(l),(m)	EUR	1,000	1,169
EURIBOR + 2.75%				Engineering & Construction - 0.00%
				NANA Development Corp, Term Loan B
Chemicals - 0.24%				8.08%, 03/15/2018(l)	45	45
Avantor Performance Materials Holdings				US LIBOR + 7.00%
LLC, Term Loan
9.50%, 03/07/2025(l)		$18,883	19,261	Entertainment - 0.02%
INEOS US Finance LLC, Term Loan B				Lions Gate Entertainment Corp, Term Loan
3.94%, 02/10/2024(l)		3,881	3,883	B
US LIBOR + 2.75%				4.24%, 10/13/2023(l)	1,801	1,814
New Arclin US Holding Corp, Term Loan				US LIBOR + 3.00%
10.08%, 02/07/2025 (l)		6,790	6,849
US LIBOR + 8.75%				Food - 0.05%
			$29,993	American Seafoods Group LLC, Term Loan
Commercial Services - 0.14%				B
Garda World Security Corp, Term Loan B				4.57%, 08/25/2023(l)	3,000	3,034
5.31%, 05/12/2024(l)		1,023	1,030	US LIBOR + 3.25%
US LIBOR + 4.00%				CTI Foods Holding Co LLC, Term Loan
KUEHG Corp, Term Loan				8.50%, 06/28/2021(l)	3,360	2,890
9.58%, 08/15/2025(l)		14,160	14,125	US LIBOR + 7.25%
Prime Security Services Borrower LLC, Term				Post Holdings Inc, Term Loan B
Loan B				3.49%, 05/17/2024(l)	683	686
3.99%, 05/02/2022(l)		1,846	1,861	US LIBOR + 2.25%
US LIBOR + 2.75%						$6,610
			$17,016	Forest Products & Paper - 0.04%
Computers - 0.29%				Caraustar Industries Inc, Term Loan
Optiv Security Inc, Term Loan				6.83%, 03/09/2022(l)	5,030	5,065
8.56%, 01/13/2025(l)		6,960	6,403	US LIBOR + 5.50%
US LIBOR + 7.25%
Peak 10 Holding Corp, Term Loan				Healthcare - Products - 0.10%
8.56%, 07/24/2025(l)		21,350	21,884	Hanger Inc, Term Loan
TierPoint LLC, Term Loan				11.50%, 08/01/2019 (l)	11,370	11,541
8.49%, 04/28/2025(l)		7,180	7,288	Kinetic Concepts Inc, Term Loan B
US LIBOR + 7.25%				4.58%, 02/02/2024(l)	743	742
			$35,575	US LIBOR + 3.25%
Consumer Products - 0.02%						$12,283
Prestige Brands Inc, Term Loan B4				Healthcare - Services - 1.00%
3.99%, 01/20/2024(l)		2,166	2,178	BCPE Eagle Buyer LLC, Term Loan
US LIBOR + 2.75%				9.24%, 03/16/2025(l)	23,880	23,910
				US LIBOR + 8.00%
Cosmetics & Personal Care - 0.14%				Heartland Dental LLC, Term Loan
Wellness Merger Sub Inc, Term Loan				9.82%, 07/26/2024(l)	31,520	31,678
10.90%, 06/27/2025 (l)		17,740	17,223	US LIBOR + 8.50%

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Media - 0.03%
Opal Acquisition Inc, Term Loan B			McGraw-Hill Global Education Holdings
5.33%, 11/20/2020(l)	$19,478	$18,685	LLC, Term Loan
US LIBOR + 4.00%			5.24%, 05/04/2022(l)		$2,568	$2,560
US Renal Care Inc, Term Loan			US LIBOR + 4.00%
5.58%, 12/30/2022(l)	12,172	11,748	Radiate Holdco LLC, Term Loan
US LIBOR + 4.25%			4.24%, 02/01/2024(l)		562	556
9.33%, 11/17/2023(l)	37,350	36,229	US LIBOR + 3.00%
US LIBOR + 8.00%						$3,116
		$122,250	Mining - 0.29%
Home Furnishings - 0.00%			Fairmount Santrol Inc, Term Loan B
Targus Group International Inc, PIK Term			0.00%, 10/27/2022(l),(m)		11,270	11,298
Loan B			US LIBOR + 6.00%
0.00%, PIK 0.00%, 11/02/2016(a),(e),(f),(k),(l)	880	—	Fairmount Santrol Inc, Term Loan B2
US LIBOR + 9.50%			4.74%, 09/05/2019(l)		23,902	23,842
			US LIBOR + 3.50%
Insurance - 0.13%						$35,140
Asurion LLC, Term Loan B2			Miscellaneous Manufacturers - 0.07%
7.23%, 08/04/2025(l)	12,000	12,382	Gates Global LLC, Term Loan B1
US LIBOR + 6.00%			3.50%, 03/30/2024(l)	EUR	1,493	1,751
7.24%, 07/14/2025(l)	2,850	2,941	EURIBOR + 3.50%
US LIBOR + 6.00%			UTEX Industries Inc, Term Loan
Asurion LLC, Term Loan B5			8.49%, 05/16/2022(l)		$4,150	3,740
4.24%, 11/03/2023(l)	1,237	1,247	US LIBOR + 7.25%
US LIBOR + 3.00%			UTEX Industries Inc, Term Loan B
		$16,570	5.24%, 08/04/2025(l)		3,290	3,111
Internet - 0.49%			US LIBOR + 4.00%
Ancestry.com Operations Inc, Term Loan B						$8,602
9.49%, 10/14/2024(l)	7,786	7,961	Oil & Gas - 0.06%
US LIBOR + 8.25%			California Resources Corp, Term Loan
MH Sub I LLC, Term Loan			11.61%, 12/31/2021 (l)		3,215	3,443
8.82%, 08/15/2025(l)	17,570	17,438	US LIBOR + 10.38%
US LIBOR + 7.50%			Chesapeake Energy Corp, Term Loan 1.5
Ten-X LLC, Term Loan			8.81%, 08/17/2021(l)		4,180	4,479
9.24%, 09/29/2025(f),(l)	35,440	35,440	US LIBOR + 7.50%
		$60,839				$7,922
Investment Companies - 0.12%			Packaging & Containers - 0.19%
Masergy Holdings Inc, Term Loan			Berlin Packaging LLC, Term Loan
9.83%, 12/16/2024(l)	15,090	15,298	7.99%, 09/23/2022(l)		17,050	17,206
US LIBOR + 8.50%			US LIBOR + 6.75%
			FPC Holdings Inc, Term Loan
Iron & Steel - 0.28%			9.33%, 05/15/2020(l)		5,052	4,896
Miami Valley Steel Services Inc, Term Loan			US LIBOR + 8.00%
10.00%, 01/20/2023 (f),(l)	2,984	2,984	Kloeckner Pentaplast of America Inc, Term
Optima Specialty Steel Inc, Term Loan			Loan B
11.37%, 11/30/2017 (f),(l)	6,510	6,510	5.58%, 06/29/2022(l)		1,595	1,607
11.32%, 11/30/2017 (f),(l)	25,243	25,243	US LIBOR + 4.25%
		$34,737				$23,709
Leisure Products & Services - 0.02%			Pharmaceuticals - 0.67%
Intrawest Resorts Holdings Inc, Term Loan			9089969 Canada Inc, Term Loan A2
B1			6.33%, 12/23/2021(l)		895	895
4.49%, 07/31/2024(l)	2,306	2,329	US LIBOR + 5.00%
US LIBOR + 3.25%			Genoa a QoL Healthcare Co LLC, Term
			Loan
Lodging - 0.20%			9.24%, 10/25/2024(l)		18,060	18,060
Golden Nugget Inc/NV, Term Loan			US LIBOR + 8.00%
4.49%, 10/04/2023(l)	319	322	Lanai Holdings III Inc, Term Loan
US LIBOR + 3.25%			9.74%, 08/14/2023(l)		25,190	24,749
Parq Holdings LP, Term Loan			US LIBOR + 8.50%
8.74%, 12/04/2020(l)	24,673	24,611	Packaging Coordinators Midco Inc, Term
US LIBOR + 7.50%			Loan
		$24,933	10.09%, 06/29/2024 (l)		24,050	23,689
Machinery - Diversified - 0.10%			US LIBOR + 8.75%
Engineered Machinery Holdings Inc, Delay-			PharMerica Corp, Term Loan
Draw Term Loan DD			0.00%, 09/26/2025(l),(m)		14,690	14,727
8.58%, 07/25/2025(l)	167	168				$82,120
US LIBOR + 7.25%			REITs - 0.02%
Engineered Machinery Holdings Inc, Term			Americold Realty Operating Partnership LP,
Loan			Term Loan B
8.56%, 07/25/2025(l)	11,680	11,738	4.99%, 12/01/2022(l)		2,871	2,903
US LIBOR + 7.25%			US LIBOR + 3.75%
		$11,906

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT		Principal
(continued)	Amount (000's)		Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)		Value(000	's)
Retail - 0.20%				Federal National Mortgage Association (FNMA) (continued)
Academy Ltd, Term Loan B					4.50%, 02/01/2044	$3,883	$4,174
5.18%, 07/01/2022(l)		$3,546	$2,607		4.50%, 03/01/2044	4,225	4,571
US LIBOR + 4.00%					4.50%, 06/01/2044	7,403	8,033
BJ's Wholesale Club Inc, Term Loan B					4.50%, 09/01/2046	8,708	9,431
4.99%, 01/26/2024(l)		5,586	5,439		5.00%, 03/01/2039	4,316	4,817
US LIBOR + 3.75%					5.00%, 07/01/2044	5,453	5,977
Douglas GmbH, Term Loan B8							$185,135
0.00%, 08/12/2022(l),(m)	EUR	1,000	1,166
				Government National Mortgage Association (GNMA) - 0.91%
EURIBOR + 3.25%					3.50%, 12/15/2042	6,637	6,947
PFS Holding Corp, Term Loan					3.50%, 11/01/2047	40,000	41,498
8.50%, 01/31/2022(l)		$12,655	9,887
					4.00%, 08/15/2044	4,432	4,740
US LIBOR + 7.25%					4.00%, 06/20/2046	781	828
SRS Distribution Inc, Term Loan					4.00%, 02/20/2047	946	1,003
9.98%, 02/25/2023(l)		5,350	5,477
					4.00%, 05/20/2047	11,658	12,295
US LIBOR + 8.75%					4.00%, 06/20/2047	7,954	8,406
			$24,576		4.00%, 09/20/2047	999	1,059
Software - 0.53%					4.00%, 09/20/2047	1,997	2,119
Air Newco LLC, Term Loan B					4.00%, 10/20/2047	1,000	1,061
6.82%, 03/20/2022(l)		4,459	4,409		4.00%, 11/01/2047	10,000	10,500
US LIBOR + 5.50%					4.50%, 11/01/2041(n)	10,000	10,636
Evergreen Skills Lux Sarl, Term Loan					4.50%, 11/01/2047	10,000	10,600
5.99%, 04/23/2021(l)		32,134	30,862				$111,692
US LIBOR + 4.75%				TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
9.49%, 04/28/2022(l)		24,770	20,921
US LIBOR + 8.25%				OBLIGATIONS			$318,587
				TOTAL PURCHASED OPTIONS - 0.00%			$391
SolarWinds Holdings Inc, Term Loan				Total Investments			$12,453,351
4.74%, 02/03/2023(l)		2,173	2,186
US LIBOR + 3.50%				Other Assets and Liabilities - (1.03)%			$(127,258)
				TOTAL NET ASSETS - 100.00%			$12,326,093
Solera LLC, Term Loan B
4.49%, 03/03/2023(l)		6,353	6,399
US LIBOR + 3.25%				(a)	Non-Income Producing Security
			$64,777	(b)	Security or a portion of the security was pledged to cover margin
Telecommunications - 0.05%					requirements for options contracts. At the end of the period, the value of
GTT Communications Inc, Term Loan B					these securities totaled $294,894 or 2.39% of net assets.
4.50%, 01/09/2024(l)		836	841	(c)	Restricted Security. Please see Restricted Security Sub-Schedule for more
US LIBOR + 3.25%					information.
Maxar Technologies Ltd, Term Loan B				(d)	Security exempt from registration under Rule 144A of the Securities Act of
4.10%, 07/05/2024(l)		4,095	4,118		1933. These securities may be resold in transactions exempt from
US LIBOR + 2.75%					registration, normally to qualified institutional buyers. At the end of the
West Corp, Term Loan					period, the value of these securities totaled $3,296,401 or 26.74% of net
5.24%, 10/10/2024(l)		1,094	1,096		assets.
US LIBOR + 4.00%				(e)	The value of these investments was determined using significant
			$6,055		unobservable inputs.
Trucking & Leasing - 0.01%				(f)	Fair value of these investments is determined in good faith by the Manager
Avolon TLB Borrower 1 US LLC, Term Loan					under procedures established and periodically reviewed by the Board of
B2					Directors. Certain inputs used in the valuation may be unobservable;
3.49%, 0/ /2022(l)		1,691	1,703		however, each security is evaluated individually for purposes of ASC 820
US LIBOR + 2.5%					which results in not all securities being identified as Level 3 of the fair
					value hierarchy. At the end of the period, the fair value of these securities
TOTAL SENIOR FLOATING RATE INTERESTS			$821,357		totaled $148,155 or 1.20% of net assets.
U.S. GOVERNMENT & GOVERNMENT	Principal			(g)	Perpetual security. Perpetual securities pay an indefinite stream of
AGENCY OBLIGATIONS - 2.59%	Amount (000's)		Value (000's)		interest, but they may be called by the issuer at an earlier date.
Federal Home Loan Mortgage Corporation (FHLMC) - 0.18%				(h)	Certain variable rate securities are not based on a published reference
3.50%, 11/01/2046		$3,894	$4,007		rate and spread but are determined by the issuer or agent and are based
4.00%, 03/01/2047		11,521	12,149		on current market conditions. These securities do not indicate a reference
5.00%, 12/01/2035		5,065	5,604		rate and spread in their description.
			$21,760	(i)	Security is an Interest Only Strip
Federal National Mortgage Association (FNMA) - 1.50%				(j)	Security purchased on a when-issued basis.
3.00%, 11/01/2026(n)		10,000	10,247	(k)	Payment in kind; the issuer has the option of paying additional securities
3.00%, 07/01/2046		10,044	10,081		in lieu of cash.
3.00%, 08/01/2046		14,125	14,177	(l)	Rate information disclosed is based on an average weighted rate as of
3.00%, 12/01/2046		10,086	10,135		October 31, 2017.
3.50%, 10/01/2044		9,130	9,453	(m)	This Senior Floating Rate Note will settle after October 31, 2017, at which
3.50%, 08/01/2045		17,259	17,842		time the interest rate will be determined.
3.50%, 11/01/2045(o)		8,617	8,934	(n)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
3.50%, 04/01/2046		8,624	8,872		Notes to Financial Statements for additional information.
3.50%, 04/01/2047		12,715	13,158	(o)	Security or a portion of the security was pledged to cover margin
4.00%, 11/01/2041(n)		25,000	26,240		requirements for futures contracts. At the end of the period, the value of
4.00%, 09/01/2046		4,520	4,746		these securities totaled $1,519 or 0.01% of net assets.
4.00%, 03/01/2047		9,596	10,119
4.00%, 06/01/2047		1,943	2,043
4.50%, 01/01/2044		1,945	2,085

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2017

Portfolio Summary (unaudited)		Portfolio Summary (unaudited) (continued)
Country	Percent	Country	Percent
United States	59.00%	Bahamas	0.03%
United Kingdom	3.21%	Belgium	0.03%
Japan	2.71%	Panama	0.03%
Canada	2.48%	Ethiopia	0.02%
Netherlands	2.24%	Purchased Options	0.00%
Mexico	1.78%	Other Assets and Liabilities	(1.03)%
France	1.77%	TOTAL NET ASSETS	100.00%
Brazil	1.55%
Luxembourg	1.40%
Argentina	1.39%
Hong Kong	1.39%
Turkey	1.33%
Australia	1.30%
South Africa	1.16%
Indonesia	1.14%
Russian Federation	1.11%
Germany	0.97%
Ukraine	0.94%
Italy	0.90%
Colombia	0.71%
China	0.64%
Iraq	0.55%
Singapore	0.53%
Spain	0.52%
Bermuda	0.49%
Venezuela	0.49%
Supranational	0.46%
Taiwan, Province Of China	0.41%
Cayman Islands	0.40%
Azerbaijan	0.38%
Ecuador	0.38%
Egypt	0.38%
Switzerland	0.35%
Dominican Republic	0.33%
Costa Rica	0.33%
Austria	0.32%
Peru	0.32%
Ireland	0.30%
Virgin Islands, British	0.30%
Kazakhstan	0.29%
Sweden	0.28%
Cote d'Ivoire	0.26%
Uruguay	0.24%
Malaysia	0.23%
Chile	0.21%
Korea, Republic Of	0.21%
United Arab Emirates	0.20%
Gabon	0.19%
Nigeria	0.19%
Lebanon	0.18%
India	0.14%
Angola	0.13%
Kenya	0.13%
Cameroon	0.13%
El Salvador	0.12%
Zambia	0.12%
Qatar	0.12%
Sri Lanka	0.12%
Jersey, Channel Islands	0.11%
Bahrain	0.10%
Ghana	0.09%
Saudi Arabia	0.09%
Croatia	0.09%
Hungary	0.08%
Finland	0.07%
Senegal	0.07%
Norway	0.07%
Poland	0.06%
Denmark	0.05%
Mauritius	0.05%
Portugal	0.04%
Serbia	0.04%
Guernsey	0.04%
Paraguay	0.03%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

Restricted Securities

Security Name			Acquisition Date		Cost	Value			Percent of Net Assets
Aspect Software Inc			05/25/2016-11/25/2016		$5,426			$8,743		0.07%
Cengage Learning Holdings II Inc			03/31/2014		1,099			284		0.00%
Chaparral Energy Inc - A Shares			04/06/2017		23			46		0.00%
Chaparral Energy Inc - A Shares			04/06/2017		6,928			6,057		0.05%
Chaparral Energy Inc - B Shares			04/06/2017		1,561			1,274		0.01%
Material Sciences Corp			12/22/2016-10/06/2017		19,393			20,030		0.16%
Material Sciences Corp - Warrants			12/22/2016		2,011			1,516		0.01%
Milagro Oil & Gas Inc			12/02/2016		761			189		0.00%
Optima Specialty Steel			01/20/2015		14,740			14,361		0.12%
Targus Group International Inc			03/15/2016		154			68		0.00%
Total								$52,568		0.42%

Amounts in thousands

Options

Purchased Options		Contracts/	Notional		Upfront					Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price	Expiration Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - S&P 500 Index	N/A	375	$38	$2,670.00	11/13/2017	$12		$2		$(10)
Call - S&P 500 Index	N/A	270	$27	$2,675.00	11/27/2017	12		8		(4)
Call - S&P 500 Index	N/A	375	$38	$2,670.00	11/20/2017	23		7		(16)
Put - S&P 500 Index	N/A	90	$9	$2,490.00	11/27/2017	51		55		4
Put - S&P 500 Index	N/A	90	$9	$2,550.00	11/27/2017	107		123		16
Put - S&P 500 Index	N/A	125	$13	$2,525.00	11/13/2017	156		43		(113)
Put - S&P 500 Index	N/A	125	$13	$2,425.00	11/13/2017	52		8		(44)
Put - S&P 500 Index	N/A	125	$13	$2,470.00	11/20/2017	62		40		(22)
Put - S&P 500 Index	N/A	125	$13	$2,540.00	11/20/2017	136		105		(31)
Total						$611		$391		$(220)

Written Options		Contracts/	Notional		Upfront					Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price	Expiration Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - Financial Select	N/A	5,000	$500	$25.00	12/18/2017	$(326	) $	(880)		$(554)
Sector SPDR Fund
Call - iShares MSCI	N/A	12,000	$1,200	$69.00	11/20/2017	(704)		(1,072)		(368)
EAFE ETF
Call - iShares MSCI	N/A	6,135	$614	$45.50	11/20/2017	(716)		(671)		45
Emerging Markets ETF
Call - S&P 500 Index	N/A	270	$27	$2,640.00	11/27/2017	(29)		(42)		(13)
Call - S&P 500 Index	N/A	375	$38	$2,635.00	11/20/2017	(46)		(45)		1
Call - S&P 500 Index	N/A	375	$38	$2,630.00	11/13/2017	(30)		(24)		6
Call - S&P 500 Index	N/A	585	$59	$2,710.00	11/20/2017	(25)		(1)		24
Call - S&P 500 Index	N/A	525	$53	$2,575.00	02/01/2018	(2,393)		(2,522)		(129)
Put - S&P 500 Index	N/A	90	$9	$2,520.00	11/27/2017	(72)		(80)		(8)
Put - S&P 500 Index	N/A	90	$9	$2,575.00	11/27/2017	(160)		(194)		(34)
Put - S&P 500 Index	N/A	125	$13	$2,565.00	11/20/2017	(202)		(168)		34
Put - S&P 500 Index	N/A	125	$13	$2,500.00	11/20/2017	(82)		(58)		24
Put - S&P 500 Index	N/A	125	$13	$2,475.00	11/13/2017	(83)		(18)		65
Put - S&P 500 Index	N/A	125	$13	$2,550.00	11/13/2017	(240)		(75)		165
Put - S&P 500 Index	N/A	32	$3	$2,545.00	11/20/2017	(36)		(29)		7
Total						$(5,144	) $	(5,879)		$(735)

Amounts in thousands except contracts/shares

Futures Contracts

Description and Expiration Date			Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
US 2 Year Note; December 2017			Short	1,900	$409,183	$				1,099
US 5 Year Note; December 2017			Short	1,000	117,187					1,053
Total						$				2,152

Amounts in thousands except contracts

Foreign Currency Contracts

								Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date	Contracts to Accept		In Exchange For	Fair Value		Asset		Liability
Bank of America NA		11/30/2017	PLN	18,423,843	$5,028	$5,063			$35	$—
JPMorgan Chase		11/02/2017	RUB	774,714,650	13,325	13,248			—	(77)
JPMorgan Chase		11/03/2017	BRL	19,040,700	6,000	5,820			—	(180)
JPMorgan Chase		11/06/2017	UYU	177,937,000	6,100	6,098			—	(2)
JPMorgan Chase		11/10/2017	EUR	88,326,897	103,457	102,929			114	(642)
JPMorgan Chase		11/10/2017	GBP	20,140,300	26,748	26,754			6	—
JPMorgan Chase		11/10/2017	JPY	367,081,400	3,237	3,230			—	(7)

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2017

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date		Contracts to Accept	In Exchange For	Fair Value		Asset			Liability
JPMorgan Chase		11/16/2017	CZK	994,429,886	$45,380	$45,190		$—			$(190)
JPMorgan Chase		11/17/2017	ZAR	232,615,377	16,860	16,411		—			(449)
JPMorgan Chase		11/27/2017	CLP	6,494,531,400	10,292	10,209		—			(83)
JPMorgan Chase		11/27/2017	TRY	159,236,613	42,131	41,681		16			(466)
JPMorgan Chase		12/04/2017	BRL	19,040,700	5,814	5,797		—			(17)
JPMorgan Chase		12/11/2017	EUR	22,115,856	25,815	25,816		1			—
JPMorgan Chase		12/29/2017	EUR	750,000	875	877		2			—
Standard Chartered Bank, Hong Kong		11/03/2017	BRL	15,608,936	4,927	4,771		—			(156)
Standard Chartered Bank, Hong Kong		12/01/2017	RUB	533,371,837	9,075	9,101		26			—
Toronton Dominion Bank		11/30/2017	NZD	30,865,127	21,086	21,103		17			—
Total								$217		$(2,269)
						Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date		Contracts to Deliver	In Exchange For	Fair Value		Asset			Liability
Bank of America NA		11/30/2017	MXN	411,180,033	$21,240	$21,341		$—			$(101)
Bank of America NA		11/30/2017	TRY	37,393,220	9,665	9,780		—			(115)
Barclays Bank PLC		11/30/2017	ZAR	224,637,412	15,730	15,813		—			(83)
Brown Brothers Harriman & Co		12/29/2017	EUR	750,000	887	876		11			—
HSBC Securities Inc		11/30/2017	HUF	1,466,026,063	5,470	5,495		—			(25)
JPMorgan Chase		11/02/2017	RUB	774,714,650	13,395	13,248		147			—
JPMorgan Chase		11/03/2017	BRL	19,040,700	5,837	5,820		17			—
JPMorgan Chase		11/06/2017	UYU	177,937,000	6,034	6,098		—			(64)
JPMorgan Chase		11/10/2017	EUR	88,388,432	103,930	103,000		931			(1)
JPMorgan Chase		11/10/2017	GBP	20,140,300	27,054	26,754		300			—
JPMorgan Chase		11/10/2017	JPY	367,081,400	3,265	3,230		35			—
JPMorgan Chase		11/17/2017	ZAR	365,332,873	25,670	25,774		—			(104)
JPMorgan Chase		11/22/2017	RUB	1,706,922,750	29,390	29,146		244			—
JPMorgan Chase		11/30/2017	COP	71,784,800,000	24,264	23,542		722			—
JPMorgan Chase		12/08/2017	IDR	131,430,000,000	9,618	9,659		—			(41)
JPMorgan Chase		12/11/2017	EUR	35,131,445	40,954	41,009		—			(55)
JPMorgan Chase		12/11/2017	GBP	18,721,600	24,844	24,890		—			(46)
JPMorgan Chase		12/11/2017	JPY	360,388,700	3,182	3,176		6			—
Total								$2,413			$(635)

Amounts in thousands except contracts

Credit Default Swaps

Sell Protection
		Implied
		Credit
		Spread as of	(Pay)/					Unrealized
		October 31,	Receive	Payment	Notional	Upfront		Appreciation/			Fair Value (c)
Counterparty	Reference Entity	2017 (a)	Fixed Rate	Frequency Maturity Date	Amount (b)	Payments/(Receipts)		(Depreciation)			Asset Liability
JP Morgan Chase	Mexico Government	1.77%	1.00%	Quarterly 06/20/2026	$5,300	$(448	) $	179	$	— $	(269)
	International Bond,
	4.13%, 01/21/2026
Total						$(448	) $	179	$	— $	(269)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $5,300.

(c) The market price and resulting market value for credit default swap agreements on an issuer serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes.

     Schedule of Investments Global Real Estate Securities Fund October 31, 2017

COMMON STOCKS - 97.99%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Lodging - 2.32%			REITs (continued)
City Developments Ltd	980,600	$9,312	Merlin Properties Socimi SA	2,316,204	$30,583
Extended Stay America Inc	389,188	7,714	Physicians Realty Trust	950,703	16,523
Hilton Grand Vacations Inc (a)	225,201	9,224	PLA Administradora Industrial S de RL de CV	2,432,760	3,728
Hilton Worldwide Holdings Inc	387,143	27,983	(a)
		$54,233	Prologis Inc	969,765	62,627
Real Estate - 21.71%			Prologis Property Mexico SA de CV	2,317,270	4,514
Aroundtown SA	1,927,588	13,521	Public Storage	72,562	15,038
CapitaLand Ltd	9,451,800	25,454	Regency Centers Corp	642,930	39,572
Castellum AB	1,248,600	20,035	Rexford Industrial Realty Inc	939,991	27,908
Deutsche Wohnen SE	2,192,406	93,836	Saul Centers Inc	161,956	9,899
Entra ASA (b)	1,064,127	14,646	Segro PLC	7,120,268	51,402
Fabege AB	1,090,323	23,022	Senior Housing Properties Trust	505,000	9,292
Heiwa Real Estate Co Ltd	524,700	9,153	Simon Property Group Inc	638,881	99,237
Hongkong Land Holdings Ltd	6,012,763	43,610	SL Green Realty Corp	275,165	26,328
LEG Immobilien AG	220,628	22,474	Spirit Realty Capital Inc	1,440,029	11,967
Mitsubishi Estate Co Ltd	697,200	12,643	Starwood Waypoint Homes	1,128,832	40,988
Mitsui Fudosan Co Ltd	3,275,893	76,463	STORE Capital Corp	1,395,407	34,453
New World Development Co Ltd	33,137,000	49,405	Sun Communities Inc	383,198	34,587
Nomura Real Estate Holdings Inc	806,500	17,752	Sunstone Hotel Investors Inc	1,735,365	28,321
SOHO China Ltd (a)	29,450,500	17,061	Tanger Factory Outlet Centers Inc	404,156	9,195
Sun Hung Kai Properties Ltd	1,715,577	28,066	Unibail-Rodamco SE	77,422	19,379
TLG Immobilien AG	780,500	18,104	UNITE Group PLC/The	2,403,972	22,458
Tokyo Tatemono Co Ltd	968,000	13,579	United Urban Investment Corp	12,496	17,977
Wihlborgs Fastigheter AB	402,661	9,560	Welltower Inc	487,372	32,634
		$508,384	Weyerhaeuser Co	351,884	12,636
REITs - 72.20%					$1,690,324
Alexandria Real Estate Equities Inc	406,704	50,415	Software - 1.22%
Allied Properties Real Estate Investment Trust	364,400	11,677	InterXion Holding NV (a)	534,269	28,524
American Tower Corp	183,434	26,354
Apartment Investment & Management Co	920,146	40,468	Storage & Warehousing - 0.54%
AvalonBay Communities Inc	371,917	67,440	Safestore Holdings PLC	2,135,757	12,618
Big Yellow Group PLC	679,233	7,018
Boston Properties Inc	172,941	20,957	TOTAL COMMON STOCKS		$2,294,083
Brixmor Property Group Inc	262,310	4,583	INVESTMENT COMPANIES - 1.63%	Shares Held	Value (000's)
Canadian Apartment Properties REIT	488,840	12,910	Money Market Funds - 1.63%
CapitaLand Commercial Trust	16,274,665	20,730	Morgan Stanley Institutional Liquidity Funds -	38,253,138	38,253
Crown Castle International Corp	136,832	14,652	Government Portfolio
CubeSmart	1,138,525	30,991
Daiwa Office Investment Corp	3,363	16,343	TOTAL INVESTMENT COMPANIES		$38,253
DDR Corp	1,029,481	7,896	Total Investments		$2,332,336
Dexus	6,210,269	46,503	Other Assets and Liabilities - 0.38%		$9,002
Duke Realty Corp	873,706	24,883	TOTAL NET ASSETS - 100.00%		$2,341,338
EPR Properties	239,773	16,588
Equinix Inc	94,187	43,656
Equity Residential	284,354	19,126	(a) Non-Income Producing Security
Essex Property Trust Inc	264,673	69,458	(b) Security exempt from registration under Rule 144A of the Securities Act of
Extra Space Storage Inc	359,371	29,321	1933. These securities may be resold in transactions exempt from
First Industrial Realty Trust Inc	491,200	15,168	registration, normally to qualified institutional buyers. At the end of the
Frasers Logistics & Industrial Trust	2,968,762	2,428	period, the value of these securities totaled $14,646 or 0.63% of net assets.
Gecina SA	194,880	31,653
GGP Inc	273,993	5,332
Goodman Group	10,005,319	64,152
Great Portland Estates PLC	1,679,215	13,871	Portfolio Summary (unaudited)
HCP Inc	548,640	14,177	Country		Percent
Healthcare Trust of America Inc	518,368	15,577	United States		50.96%
Hispania Activos Inmobiliarios SOCIMI SA	680,822	11,748	Japan		11.04%
Hoshino Resorts REIT Inc	1,258	6,058	Hong Kong		7.02%
Host Hotels & Resorts Inc	298,427	5,837	Germany		6.32%
Hudson Pacific Properties Inc	645,537	21,832	Australia		4.73%
Industrial & Infrastructure Fund Investment	2,340	9,533	United Kingdom		4.59%
Corp			France		3.20%
Inmobiliaria Colonial Socimi SA	2,462,101	23,440	Spain		2.81%
Invitation Homes Inc	910,469	20,549	Singapore		2.48%
Japan Hotel REIT Investment Corp	37,337	24,720	Sweden		2.24%
Japan Logistics Fund Inc	7,529	13,510	Netherlands		1.22%
Japan Retail Fund Investment Corp	17,211	30,544	Canada		1.05%
Kenedix Retail REIT Corp	4,942	9,753	China		0.73%
Kilroy Realty Corp	441,582	31,454	Norway		0.62%
Kite Realty Group Trust	126,013	2,355	Mexico		0.61%
Klepierre SA	600,528	23,906	Other Assets and Liabilities		0.38%
Link REIT	5,165,000	43,424	TOTAL NET ASSETS		100.00%
Macquarie Mexico Real Estate Management	5,041,430	6,088
SA de CV (a)

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2017

INVESTMENT COMPANIES - 1.89%		Shares Held	Value(000	's)	Principal
Money Market Funds - 1.89%					BONDS (continued)	Amount (000's) Value (000's)
Goldman Sachs Financial Square Funds -		29,089,602	$29,090		Commercial Mortgage Backed Securities (continued)
Government Fund					WFRBS Commercial Mortgage Trust 2014-
					C23
TOTAL INVESTMENT COMPANIES			$29,090		4.38%, 10/15/2057(a)	$9,700	$10,174
		Principal			WFRBS Commercial Mortgage Trust 2014-
BONDS - 28.08%		Amount (000's)	Value(000	's)	LC14
Automobile Asset Backed Securities - 0.26%					4.34%, 03/15/2047(a)	8,000	7,827
AmeriCredit Automobile Receivables Trust							$133,995
2016-3					Home Equity Asset Backed Securities - 0.39%
2.24%, 04/08/2022		$4,000	$ 3,985		ACE Securities Corp Mortgage Loan Trust
					Series 2007-D1
Commercial Mortgage Backed Securities - 8.69%					6.93%, 02/25/2038(a),(c)	6,126	5,942
CD 2017-CD3 Mortgage Trust
3.98%, 02/10/2050(a)		4,500	4,624		Mortgage Backed Securities - 18.04%
Citigroup Commercial Mortgage Trust 2016-					Citigroup Mortgage Loan Trust 2014-A
GC36					5.47%, 01/25/2035(a),(c)	5,553	6,008
4.76%, 02/10/2049(a)		4,400	4,607		Citigroup Mortgage Loan Trust 2015-PS1
COMM 2014-UBS4 Mortgage Trust					5.25%, 09/25/2042(a),(c)	7,838	8,397
4.62%, 08/10/2047(a)		5,000	5,051		CSMC Trust 2015-1
COMM 2014-UBS5 Mortgage Trust					3.95%, 01/25/2045(a),(c)	7,743	7,865
4.61%, 09/10/2047(a)		11,680	12,009		Fannie Mae Interest Strip
Ginnie Mae					3.50%, 12/25/2043(a),(b)	5,653	1,009
0.38%, 10/16/2053(a),(b)		15,587	600		7.00%, 04/25/2024(b)	39	6
0.56%, 06/16/2052(a),(b)		31,045	872		Fannie Mae REMICS
0.57%, 12/16/2053(a),(b)		34,045	1,162		1.65%, 07/25/2056(a),(b)	40,437	2,231
0.57%, 12/16/2059(a),(b)		48,000	3,063		1.66%, 05/25/2046(a),(b)	47,898	2,347
0.61%, 08/16/2051(a),(b)		83,596	3,436		1.68%, 04/25/2045(a),(b)	28,959	1,625
0.65%, 04/16/2047(a),(b)		87,782	3,626		1.70%, 07/25/2044(a),(b)	19,644	1,208
0.68%, 10/16/2054(a),(b)		49,048	1,735		1.72%, 04/25/2045(a),(b)	38,631	2,106
0.68%, 08/16/2055(a),(b)		53,847	3,017		1.73%, 11/25/2044(a),(b)	26,041	1,491
0.73%, 11/16/2045(a),(b)		38,438	1,625		1.78%, 08/25/2044(a),(b)	39,373	2,150
0.74%, 11/16/2052(a),(b)		52,660	2,368		1.78%, 06/25/2045(a),(b)	37,977	2,444
0.74%, 06/16/2054(a),(b)		62,961	2,166		1.80%, 12/25/2045(b)	11,395	637
0.77%, 10/16/2054(a),(b)		60,823	2,584		1.84%, 04/25/2027	10	10
0.79%, 02/16/2053(a),(b)		46,201	2,106		1 Month LIBOR + 0.60%
0.81%, 09/16/2053(a),(b)		48,038	2,151		1.89%, 08/25/2044(a),(b)	29,295	1,724
0.82%, 02/16/2053(a),(b)		121,746	6,346		2.50%, 02/25/2028(b)	17,220	1,554
0.83%, 01/16/2056(a),(b)		21,684	1,100		3.00%, 04/25/2042	8,200	8,262
0.83%, 10/16/2056(a),(b)		34,056	2,058		3.00%, 02/25/2043	5,678	5,787
0.84%, 03/16/2052(a),(b)		61,009	3,521		3.00%, 01/25/2046	9,815	9,974
0.89%, 02/16/2046(a),(b)		66,751	3,119		3.50%, 01/25/2028(b)	15,099	1,616
0.92%, 06/16/2057(a),(b)		15,576	1,102		3.50%, 06/25/2033(b)	16,631	2,209
GS Mortgage Securities Trust 2011-GC5					3.50%, 04/25/2034(b)	17,291	2,387
5.40%, 08/10/2044(a),(c)		4,624	4,549		3.50%, 02/25/2036(b)	10,693	1,740
GS Mortgage Securities Trust 2013-GC13					3.50%, 01/25/2040(b)	18,584	2,324
4.07%, 07/10/2046(a),(c)		5,000	4,635		3.50%, 11/25/2042	9,708	10,202
GS Mortgage Securities Trust 2014-GC20					3.50%, 02/25/2043(b)	19,514	2,895
4.86%, 04/10/2047(a)		2,000	1,883		3.50%, 02/25/2043	1,233	1,283
GS Mortgage Securities Trust 2014-GC24					4.00%, 06/25/2039	10,000	10,452
4.53%, 09/10/2047(a)		4,200	4,255		4.00%, 12/25/2039(b)	10,049	1,238
GS Mortgage Securities Trust 2015-GC32					4.00%, 03/25/2045	6,411	6,990
4.41%, 07/10/2048(a)		1,750	1,766		4.00%, 04/25/2047	3,071	3,248
JP Morgan Chase Commercial Mortgage					4.50%, 04/25/2045(b)	28,929	6,911
Securities Trust 2013-C16					7.00%, 04/25/2032	1,028	1,175
4.91%, 12/15/2046(a)		8,000	8,586		9.00%, 05/25/2020	9	10
JP Morgan Chase Commercial Mortgage					Freddie Mac REMICS
Securities Trust 2015-JP1					1.73%, 04/15/2040(a),(b)	37,257	2,207
4.24%, 01/15/2049(a),(c)		3,000	2,410		1.73%, 05/15/2041(a),(b)	53,315	3,043
Wells Fargo Commercial Mortgage Trust					1.73%, 02/15/2042(a),(b)	26,476	1,553
2014-L	C16				1.79%, 10/15/2041(a),(b)	34,396	1,879
4.46%, 08/15/2050		500	506		1.88%, 10/15/2040(a),(b)	35,003	1,849
Wells Fargo Commercial Mortgage Trust					2.14%, 02/15/2021	4	4
2015	-C31				1 Month LIBOR + 0.90%
4.61%, 11/15/2048(a)		6,000	6,218		2.50%, 11/15/2032	5,860	5,769
Wells Fargo Commercial Mortgage Trust					2.50%, 02/15/2043	3,038	2,935
2016-L	C25				3.00%, 11/15/2030(b)	6,805	492
4.44%, 12/15/2059(a)		1,000	1,044		3.00%, 06/15/2040	5,999	6,103
WFRBS Commercial Mortgage Trust 2013-					3.00%, 10/15/2042	1,984	1,996
C14					3.00%, 05/15/2044	1,588	1,552
4.00%, 06/15/2046(a),(c)		2,500	2,292		3.00%, 04/15/2046	3,451	3,497
WFRBS Commercial Mortgage Trust 2014-					3.50%, 04/15/2040(b)	10,739	914
C22					3.50%, 05/15/2043	3,368	3,469
3.91%, 09/15/2057(a),(c)		4,840	3,802		3.50%, 08/15/2043	6,021	6,200
					3.50%, 09/15/2043	7,680	7,881

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2017

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Mortgage Backed Securities (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Freddie Mac REMICS (continued)			3.50%, 08/01/2043	$6,536	$6,767
4.00%, 05/15/2039	$4,825	$4,966	3.50%, 02/01/2044	7,690	7,932
4.00%, 11/15/2042(b)	12,838	2,288	3.50%, 08/01/2045	8,001	8,299
4.00%, 01/15/2045	6,674	7,113	3.50%, 07/01/2046	11,401	11,822
4.00%, 04/15/2045	2,818	3,014	3.50%, 01/01/2047	15,607	16,153
6.50%, 08/15/2027	88	93	4.00%, 12/01/2041	5,188	5,540
Freddie Mac Strips			4.00%, 07/01/2042	3,550	3,791
1.94%, 02/15/2038(a),(b)	36,553	2,285	4.00%, 09/15/2042	3,095	3,320
3.00%, 10/15/2027(b)	14,814	1,384	4.00%, 07/01/2043	4,826	5,152
Ginnie Mae			4.00%, 09/01/2044	5,949	6,345
0.81%, 03/20/2041(a),(b)	34,916	1,174	4.00%, 10/01/2045	10,217	10,866
0.82%, 09/20/2037(a),(b)	28,645	1,306	4.00%, 08/01/2047	14,288	15,195
0.84%, 11/20/2036(a),(b)	42,437	1,866	4.50%, 04/01/2041	5,617	6,124
3.00%, 05/16/2037	14,000	14,194	4.50%, 11/01/2043	5,506	6,015
3.00%, 04/20/2047	3,166	2,829	5.00%, 10/01/2025	64	70
3.25%, 05/20/2045	5,154	5,326	5.00%, 12/01/2032	62	67
3.50%, 10/20/2041(b)	15,036	1,876	5.00%, 02/01/2033	558	609
3.50%, 01/20/2043(b)	19,466	4,686	5.00%, 01/01/2034	567	620
3.50%, 05/20/2043(b)	12,787	2,428	5.00%, 05/01/2034	131	143
3.50%, 10/20/2044(b)	23,586	3,920	5.00%, 07/01/2035	52	57
4.00%, 02/20/2034	6,132	6,289	5.00%, 07/01/2035	3	3
4.00%, 11/16/2038	575	594	5.00%, 10/01/2035	11	12
4.00%, 10/20/2043(b)	26,513	3,771	5.00%, 11/01/2035	405	441
4.00%, 04/20/2046(b)	16,123	3,250	5.00%, 07/01/2044	4,040	4,445
4.50%, 04/20/2045(b)	8,054	1,794	5.50%, 04/01/2018	2	2
4.50%, 12/20/2045(b)	10,424	2,478	5.50%, 03/01/2029	1	1
5.00%, 11/20/2039	4,252	4,678	5.50%, 05/01/2033	10	11
JP Morgan Mortgage Trust 2016-4			5.50%, 10/01/2033	14	16
3.50%, 10/25/2046(a),(c)	5,159	5,196	5.50%, 12/01/2033	382	426
New Residential Mortgage Loan Trust 2015-			5.50%, 07/01/2037	22	25
2			5.50%, 04/01/2038	13	14
5.56%, 08/25/2055(a),(c)	6,266	6,684	5.50%, 05/01/2038	53	59
Sequoia Mortgage Trust 2013-2			6.00%, 01/01/2021	31	32
3.64%, 02/25/2043(a)	7,873	8,012	6.00%, 06/01/2028	8	9
Sequoia Mortgage Trust 2017-5			6.00%, 05/01/2031	92	105
3.50%, 08/25/2047(a),(c)	1,648	1,659	6.00%, 10/01/2031	3	3
		$278,011	6.00%, 02/01/2032	17	19
Other Asset Backed Securities - 0.70%			6.00%, 09/01/2032	148	166
CNH Equipment Trust 2016-C			6.00%, 11/01/2033	254	285
1.76%, 09/15/2023	1,600	1,581	6.00%, 11/01/2033	391	440
TAL Advantage V LLC			6.00%, 09/01/2034	83	94
3.33%, 05/20/2039(c)	3,981	3,968	6.00%, 02/01/2035	90	101
Towd Point Mortgage Trust 2015-1			6.00%, 10/01/2036	53	60
4.25%, 10/25/2053(a),(c)	5,000	5,270	6.00%, 03/01/2037	95	107
		$10,819	6.00%, 05/01/2037	147	170
TOTAL BONDS		$432,752	6.00%, 01/01/2038	38	43
U.S. GOVERNMENT & GOVERNMENT	Principal		6.00%, 03/01/2038	40	45
AGENCY OBLIGATIONS - 70.21%	Amount (000's) Value (000's)		6.00%, 04/01/2038	120	136
			6.00%, 07/01/2038	246	278
Federal Home Loan Mortgage Corporation (FHLMC) - 14.65%
			6.00%, 10/01/2038	126	142
2.00%, 02/01/2028	$446	$439
2.00%, 03/01/2028	2,045	2,026	6.00%, 09/01/2039	4,461	5,159
			6.50%, 12/01/2021	146	158
2.50%, 08/01/2027	1,634	1,653
			6.50%, 04/01/2022	133	142
2.50%, 02/01/2028	5,093	5,151
3.00%, 02/01/2027	4,520	4,635	6.50%, 05/01/2022	65	68
			6.50%, 08/01/2022	36	39
3.00%, 04/01/2035	2,900	2,955
			6.50%, 05/01/2023	72	74
3.00%, 10/01/2042	8,461	8,515
3.00%, 10/01/2042	6,915	6,968	6.50%, 07/01/2023	2	2
			6.50%, 01/01/2024	3	3
3.00%, 05/01/2043	2,989	3,010
3.00%, 07/01/2045	8,220	8,261	6.50%, 07/01/2025	1	1
3.00%, 10/01/2046	9,696	9,753	6.50%, 09/01/2025	1	1
			6.50%, 10/01/2025	1	2
3.00%, 01/01/2047	7,915	7,962
3.04%, 03/01/2036	236	243	6.50%, 03/01/2029	47	53
6 Month LIBOR + 1.67%			6.50%, 04/01/2031	208	231
			6.50%, 10/01/2031	66	73
3.48%, 10/01/2032	2	2
12 Month LIBOR + 1.98%			6.50%, 02/01/2032	10	11
3.50%, 11/01/2026	2,825	2,953	6.50%, 04/01/2032	9	10
			6.50%, 04/01/2035	6	6
3.50%, 02/01/2032	4,873	5,077
3.50%, 04/01/2032	4,278	4,456	6.50%, 02/01/2037	30	33
3.50%, 12/01/2041	2,948	3,058	7.00%, 07/01/2024	2	2
			7.00%, 01/01/2028	384	417
3.50%, 04/01/2042	8,692	8,980
3.50%, 07/01/2042	9,625	9,943	7.00%, 06/01/2029	112	127
			7.00%, 01/01/2031	1	1
			7.00%, 04/01/2031	75	82

See accompanying notes.

     Schedule of Investments Government & High Quality Bond Fund October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal National Mortgage Association (FNMA) (continued)
7.00%, 10/01/2031	$89	$99	3.63%, 11/01/2033	$10	$10
7.00%, 04/01/2032	171	193	6 Month LIBOR + 2.26%
7.50%, 12/01/2030	3	3	4.00%, 01/01/2034	1,590	1,685
7.50%, 02/01/2031	2	2	4.00%, 09/01/2040	3,130	3,322
7.50%, 02/01/2031	18	20	4.00%, 02/01/2042	2,554	2,719
8.00%, 08/01/2030	1	1	4.00%, 01/01/2043	2,437	2,598
8.50%, 07/01/2029	78	82	4.00%, 03/01/2043	4,744	5,029
		$225,712	4.00%, 08/01/2043	8,357	8,909
Federal National Mortgage Association (FNMA) - 42.68%			4.00%, 08/01/2043	4,813	5,130
2.00%, 10/01/2027	3,454	3,439	4.00%, 10/01/2043	6,191	6,582
2.00%, 10/01/2027	2,587	2,576	4.00%, 04/01/2044	3,205	3,417
2.00%, 02/01/2028	4,779	4,735	4.00%, 08/01/2044	11,650	12,433
2.00%, 08/01/2028	2,929	2,901	4.00%, 08/01/2044	4,469	4,764
2.00%, 07/01/2030	7,209	7,071	4.00%, 11/01/2044	3,521	3,758
2.00%, 12/01/2031	7,294	7,154	4.00%, 12/01/2044	7,263	7,753
2.50%, 06/01/2027	6,098	6,166	4.00%, 02/01/2045	6,064	6,474
2.50%, 05/01/2028	2,655	2,684	4.00%, 07/01/2045	7,094	7,498
2.50%, 08/01/2028	3,604	3,642	4.00%, 08/01/2045	6,987	7,460
2.50%, 09/01/2028	5,374	5,432	4.00%, 09/01/2045	12,002	12,814
2.50%, 03/01/2030	7,806	7,868	4.00%, 07/01/2047	8,927	9,528
2.50%, 12/01/2031	9,874	9,931	4.50%, 12/01/2019	13	14
2.50%, 05/01/2032	11,988	12,062	4.50%, 01/01/2020	69	70
3.00%, 04/01/2027	4,300	4,418	4.50%, 09/01/2025	2,091	2,192
3.00%, 05/01/2029	6,827	7,022	4.50%, 03/01/2041	4,306	4,655
3.00%, 01/01/2030	598	614	4.50%, 11/01/2041	4,416	4,815
3.00%, 08/01/2031	11,603	11,925	4.50%, 03/01/2042	9,669	10,550
3.00%, 02/01/2037	6,654	6,766	4.50%, 09/01/2043	7,913	8,649
3.00%, 10/01/2042	6,305	6,343	4.50%, 09/01/2043	5,045	5,516
3.00%, 11/01/2042	8,747	8,817	4.50%, 09/01/2043	4,399	4,812
3.00%, 12/01/2042	6,378	6,429	4.50%, 11/01/2043	7,236	7,915
3.00%, 12/01/2042	6,595	6,642	4.50%, 09/01/2044	5,972	6,528
3.00%, 01/01/2043	5,633	5,679	4.50%, 10/01/2044	4,237	4,632
3.00%, 01/01/2043	6,447	6,493	4.50%, 12/01/2044	10,003	10,938
3.00%, 02/01/2043	6,720	6,782	4.50%, 05/01/2045	4,404	4,815
3.00%, 04/01/2043	7,816	7,833	4.50%, 09/01/2045	6,691	7,299
3.00%, 06/01/2043	12,141	12,239	4.50%, 11/01/2045	10,720	11,688
3.00%, 08/01/2043	8,061	8,126	5.00%, 01/01/2018	1	1
3.00%, 07/01/2045	3,267	3,282	5.00%, 11/01/2018	27	27
3.00%, 01/01/2046	6,378	6,410	5.00%, 04/01/2019	13	13
3.00%, 05/01/2046	6,191	6,224	5.00%, 01/01/2026	78	85
3.00%, 07/01/2046	8,687	8,715	5.00%, 04/01/2035	185	205
3.00%, 09/01/2046	7,242	7,282	5.00%, 05/01/2035	90	99
3.00%, 10/01/2046	8,210	8,241	5.00%, 07/01/2035	31	34
3.00%, 12/01/2046	9,557	9,588	5.00%, 02/01/2038	2,181	2,422
3.00%, 12/01/2046	8,345	8,385	5.00%, 03/01/2038	1,475	1,627
3.00%, 01/01/2047	7,606	7,647	5.00%, 02/01/2040	8,112	9,020
3.11%, 12/01/2033	103	108	5.00%, 05/01/2040	3,081	3,424
12 Month LIBOR + 1.60%			5.00%, 07/01/2040	2,041	2,269
3.50%, 08/01/2031	6,037	6,323	5.00%, 07/01/2041	9,165	10,189
3.50%, 02/01/2042	7,097	7,370	5.00%, 02/01/2044	3,999	4,450
3.50%, 06/01/2042	3,587	3,705	5.00%, 06/01/2044	4,230	4,685
3.50%, 07/01/2042	5,666	5,864	5.50%, 12/01/2017	4	4
3.50%, 07/01/2042	4,124	4,259	5.50%, 03/01/2018	2	2
3.50%, 09/01/2042	9,441	9,772	5.50%, 06/01/2019	3	3
3.50%, 11/01/2042	5,760	5,960	5.50%, 06/01/2019	3	3
3.50%, 02/01/2043	2,373	2,463	5.50%, 07/01/2019	4	4
3.50%, 05/01/2043	3,026	3,141	5.50%, 07/01/2019	1	1
3.50%, 05/01/2043	5,797	6,011	5.50%, 07/01/2019	7	7
3.50%, 10/01/2044	7,657	7,947	5.50%, 07/01/2019	12	12
3.50%, 11/01/2044	6,599	6,849	5.50%, 08/01/2019	2	2
3.50%, 03/01/2045	3,644	3,770	5.50%, 08/01/2019	12	12
3.50%, 03/01/2045	6,222	6,450	5.50%, 09/01/2019	17	17
3.50%, 06/01/2045	7,805	8,099	5.50%, 06/01/2026	73	80
3.50%, 08/01/2045	6,675	6,926	5.50%, 05/01/2033	86	90
3.50%, 09/01/2045	5,861	6,065	5.50%, 07/01/2033	733	822
3.50%, 10/01/2045	6,700	6,952	5.50%, 09/01/2033	363	407
3.50%, 11/01/2045	12,409	12,864	5.50%, 02/01/2037	7	8
3.50%, 01/01/2046	5,935	6,159	5.50%, 12/01/2037	1,032	1,159
3.50%, 03/01/2046	8,354	8,668	5.50%, 03/01/2038	371	415
3.50%, 04/01/2046	8,711	9,040	5.50%, 03/01/2038	272	305
3.50%, 12/01/2046	9,517	9,851	6.00%, 08/01/2018	35	36
			6.00%, 12/01/2022	12	14
			6.00%, 03/01/2029	47	53

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
6.00%, 12/01/2031	$2	$3	5.00%, 02/15/2034	$149	$163
6.00%, 12/01/2031	2	2	5.00%, 10/15/2039	3,188	3,532
6.00%, 01/01/2032	203	217	5.50%, 07/20/2033	1,240	1,382
6.00%, 11/01/2032	7	7	5.50%, 03/20/2034	1,256	1,401
6.00%, 04/01/2033	220	239	5.50%, 05/20/2035	132	147
6.00%, 03/01/2034	140	157	5.50%, 01/15/2039	213	239
6.00%, 09/01/2034	649	695	6.00%, 10/15/2023	80	90
6.00%, 11/01/2037	24	27	6.00%, 11/15/2023	14	16
6.00%, 02/01/2038	92	103	6.00%, 11/15/2023	36	41
6.00%, 03/01/2038	55	62	6.00%, 12/15/2023	2	2
6.00%, 08/01/2038	611	691	6.00%, 12/15/2023	8	9
6.00%, 04/01/2039	794	912	6.00%, 12/15/2023	8	9
6.50%, 09/01/2024	179	199	6.00%, 01/15/2024	11	12
6.50%, 08/01/2028	21	23	6.00%, 02/15/2024	14	15
6.50%, 12/01/2028	37	41	6.00%, 02/15/2024	20	23
6.50%, 02/01/2029	22	24	6.00%, 02/15/2024	14	16
6.50%, 03/01/2029	28	31	6.00%, 03/15/2024	13	14
6.50%, 04/01/2029	24	27	6.00%, 04/20/2026	47	53
6.50%, 06/01/2031	84	96	6.00%, 10/20/2028	6	7
6.50%, 06/01/2031	73	81	6.00%, 02/20/2029	74	84
6.50%, 06/01/2031	67	74	6.00%, 08/15/2032	32	35
6.50%, 12/01/2031	3	4	6.00%, 09/15/2032	66	74
6.50%, 01/01/2032	32	35	6.00%, 02/15/2033	19	21
6.50%, 04/01/2032	211	234	6.00%, 07/20/2033	983	1,119
6.50%, 04/01/2032	21	23	6.00%, 08/15/2038	102	115
6.50%, 08/01/2032	126	141	6.50%, 09/15/2023	6	7
6.50%, 11/01/2032	176	194	6.50%, 09/15/2023	11	12
6.50%, 11/01/2032	385	427	6.50%, 09/15/2023	18	20
6.50%, 02/01/2033	152	168	6.50%, 09/15/2023	10	11
6.50%, 04/01/2036	8	8	6.50%, 10/15/2023	16	18
6.50%, 08/01/2036	99	115	6.50%, 12/15/2023	20	22
6.50%, 08/01/2036	52	59	6.50%, 12/15/2023	14	16
6.50%, 10/01/2036	38	44	6.50%, 12/15/2023	10	11
6.50%, 11/01/2036	30	35	6.50%, 12/15/2023	4	4
6.50%, 07/01/2037	39	45	6.50%, 01/15/2024	4	5
6.50%, 07/01/2037	23	26	6.50%, 01/15/2024	6	6
6.50%, 08/01/2037	42	48	6.50%, 01/15/2024	12	13
6.50%, 08/01/2037	460	530	6.50%, 01/15/2024	5	6
6.50%, 02/01/2038	31	36	6.50%, 01/15/2024	25	28
6.50%, 05/01/2038	7	7	6.50%, 01/15/2024	2	3
7.00%, 05/01/2022	9	10	6.50%, 03/15/2024	16	18
7.00%, 08/01/2028	68	78	6.50%, 04/15/2024	10	11
7.00%, 12/01/2028	64	71	6.50%, 04/20/2024	7	7
7.00%, 07/01/2029	70	80	6.50%, 07/15/2024	29	32
7.00%, 11/01/2031	160	172	6.50%, 01/15/2026	6	7
7.00%, 07/01/2032	138	153	6.50%, 03/15/2026	8	9
7.50%, 12/01/2024	91	98	6.50%, 07/20/2026	2	2
7.50%, 07/01/2029	15	15	6.50%, 10/20/2028	8	9
7.50%, 02/01/2030	73	79	6.50%, 03/20/2031	65	76
7.50%, 01/01/2031	1	1	6.50%, 04/20/2031	53	62
7.50%, 08/01/2032	9	10	6.50%, 07/15/2031	1	1
8.50%, 09/01/2025	1	1	6.50%, 10/15/2031	11	12
9.00%, 09/01/2030	11	12	6.50%, 07/15/2032	3	4
		$657,826	6.50%, 05/20/2034	558	647
Government National Mortgage Association (GNMA) - 7.87%			6.80%, 04/20/2025	32	33
3.00%, 11/15/2042	7,776	7,909	7.00%, 11/15/2022	3	3
3.00%, 11/15/2042	5,559	5,655	7.00%, 12/15/2022	25	27
3.00%, 12/15/2042	5,373	5,475	7.00%, 01/15/2023	6	6
3.00%, 02/15/2043	6,164	6,269	7.00%, 01/15/2023	3	3
3.00%, 09/20/2046	8,106	8,240	7.00%, 01/15/2023	13	13
3.00%, 11/20/2046	5,726	5,808	7.00%, 02/15/2023	17	17
3.50%, 08/20/2042	5,493	5,738	7.00%, 07/15/2023	7	7
3.50%, 05/15/2043	9,305	9,739	7.00%, 07/15/2023	6	7
3.50%, 06/20/2043	6,187	6,484	7.00%, 07/15/2023	11	11
3.50%, 08/15/2043	7,577	7,922	7.00%, 08/15/2023	13	14
3.50%, 04/20/2045	5,969	6,220	7.00%, 10/15/2023	4	4
3.50%, 09/20/2045	8,270	8,626	7.00%, 12/15/2023	10	10
3.50%, 02/20/2047	2,516	2,628	7.00%, 12/15/2023	12	13
4.00%, 08/15/2041	4,872	5,189	7.00%, 01/15/2026	9	10
4.00%, 09/15/2041	7,873	8,393	7.00%, 01/15/2027	12	13
4.00%, 03/15/2044	4,953	5,293	7.00%, 10/15/2027	8	8
4.00%, 10/20/2044	4,753	5,033	7.00%, 10/15/2027	1	1
			7.00%, 10/15/2027	1	1

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		(d) Non-Income Producing Security
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	(e) Security is a Principal Only Strip.
Government National Mortgage Association (GNMA) (continued)
7.00%, 12/15/2027	$2	$2
7.00%, 12/15/2027	4	4	Portfolio Summary (unaudited)
7.00%, 02/15/2028	1	1
			Sector	Percent
7.00%, 04/15/2028	2	2
			Mortgage Securities	91.94%
7.00%, 06/15/2028	105	114
			Government	5.00%
7.00%, 12/15/2028	64	70
			Investment Companies	1.89%
7.00%, 01/15/2029	46	50
			Asset Backed Securities	1.35%
7.00%, 03/15/2029	23	24
			Other Assets and Liabilities	(0.18)%
7.00%, 04/15/2029	164	178
7.00%, 04/15/2029	12	12	TOTAL NET ASSETS	100.00%
7.00%, 05/15/2031	7	8
7.00%, 07/15/2031	1	1
7.00%, 09/15/2031	1	1
7.50%, 12/15/2021	14	14
7.50%, 02/15/2022	4	4
7.50%, 03/15/2022	6	6
7.50%, 04/15/2022	2	2
7.50%, 04/15/2022	17	17
7.50%, 07/15/2022	5	5
7.50%, 08/15/2022	2	1
7.50%, 08/15/2022	11	11
7.50%, 08/15/2022	3	3
7.50%, 02/15/2023	7	7
7.50%, 05/15/2023	2	2
7.50%, 05/15/2023	6	6
7.50%, 06/15/2023	11	11
7.50%, 10/15/2023	2	1
7.50%, 11/15/2023	7	7
7.50%, 03/15/2024	11	11
7.50%, 08/15/2024	1	1
7.50%, 05/15/2027	15	15
7.50%, 05/15/2027	5	5
7.50%, 06/15/2027	9	9
7.50%, 08/15/2029	34	37
7.50%, 10/15/2029	17	17
7.50%, 11/15/2029	45	46
8.00%, 02/15/2022	14	15
8.00%, 04/15/2022	9	9
8.00%, 12/15/2030	6	7
9.00%, 11/15/2021	24	26
9.50%, 09/20/2018	6	6
9.50%, 09/15/2020	5	5
9.50%, 08/15/2021	21	23
		$121,316
U.S. Treasury - 4.58%
1.00%, 02/15/2018	4,960	4,957
2.00%, 02/15/2025	3,700	3,636
3.13%, 05/15/2021	18,000	18,802
4.25%, 11/15/2040	8,710	10,894
4.50%, 02/15/2036	6,000	7,682
5.25%, 11/15/2028	9,600	12,265
6.25%, 08/15/2023	10,100	12,386
		$70,622
U.S. Treasury Strip - 0.43%
0.00%, 05/15/2020(d),(e)	6,800	6,534

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,082,010
Total Investments		$1,543,852
Other Assets and Liabilities - (0.18)%		$(2,702)
TOTAL NET ASSETS - 100.00%		$1,541,150

(a)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Security is an Interest Only Strip
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $68,677 or 4.46% of net assets.

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

COMMON STOCKS - 1.03%	Shares Held	Value (000's)		Principal
Energy - Alternate Sources - 0.00%			BONDS (continued)	Amount (000's) Value (000's)
Ogden Corp (a),(b),(c)	5,000,000	$—	Automobile Parts & Equipment (continued)
			ZF North America Capital Inc
Oil & Gas - 1.03%			4.75%, 04/29/2025(e)	$6,300	$6,615
Chaparral Energy Inc - A Shares (a),(d)	810,093	19,402			$49,221
Chaparral Energy Inc - A Shares (a),(c),(d)	6,193	148	Banks - 3.20%
Chaparral Energy Inc - B Shares (a),(c),(d)	170,356	4,080	Barclays PLC
Patterson-UTI Energy Inc	691,815	13,684	4.84%, 05/09/2028	9,515	9,926
		$37,314	CIT Group Inc
Telecommunications - 0.00%			3.88%, 02/19/2019	20,125	20,427
Goodman Networks Inc (a),(b),(c),(d)	250,990	—	5.00%, 08/15/2022	8,500	9,138
			5.80%, 12/31/2049(g)	4,515	4,679
TOTAL COMMON STOCKS		$37,314	3 Month LIBOR + 3.97%
INVESTMENT COMPANIES - 5.36%	Shares Held	Value (000's)	ING Bank NV
Money Market Funds - 5.36%			5.80%, 09/25/2023(e)	18,700	21,302
Goldman Sachs Financial Square Funds -	193,144,446	193,144	ING Groep NV
Government Fund			6.00%, 12/31/2049(g)	13,780	14,466
			USSW5 Index Spread + 4.45%
TOTAL INVESTMENT COMPANIES		$193,144	JPMorgan Chase & Co
			4.62%, 12/31/2049(g)	17,995	17,833
PREFERRED STOCKS - 0.27%	Shares Held	Value (000's)
Agriculture - 0.24%			3 Month LIBOR + 2.58%
Pinnacle Operating Corp 0.00% (a),(b),(c),(d)	11,469,815	$8,717	5.00%, 12/31/2049(g)	17,085	17,614
			3 Month LIBOR + 3.32%
Telecommunications - 0.03%					$115,385
Goodman Networks Inc 0.00% (a),(b),(c),(d)	298,619	1,046	Building Materials - 1.17%
			BMC East LLC
			5.50%, 10/01/2024(e)	9,540	9,993
TOTAL PREFERRED STOCKS		$9,763
			Boise Cascade Co
	Principal		5.63%, 09/01/2024(e)	8,655	9,001
BONDS - 84.86%	Amount (000's)	Value (000's)
Aerospace & Defense - 0.74%			Cemex SAB de CV
			5.70%, 01/11/2025(e)	7,625	8,025
Air 2 US			6.13%, 05/05/2025(e)	4,000	4,266
8.63%, 10/01/2020(e)	$1,766	$1,827
			Norbord Inc
Triumph Group Inc			5.38%, 12/01/2020(e)	10,175	10,786
7.75%, 08/15/2025(e)	23,190	24,784
		$26,611			$42,071
Agriculture - 0.71%			Chemicals - 2.03%
Pinnacle Operating Corp			A Schulman Inc
9.00%, 05/15/2023(e)	16,469	15,481	6.87%, 06/01/2023	7,105	7,487
			Aruba Investments Inc
Vector Group Ltd			8.75%, 02/15/2023(e)	11,725	11,960
6.13%, 02/01/2025(e)	9,715	10,079
		$25,560	Blue Cube Spinco Inc
			9.75%, 10/15/2023	5,350	6,353
Airlines - 0.18%
			CF Industries Inc

American Airlines 2015-1 Class B Pass			5.15%, 03/15/2034	13,265	13,232
Through Trust
			Consolidated Energy Finance SA
3.70%, 11/01/2024	2,259	2,267	6.75%, 10/15/2019(e)	8,753	8,906
United Airlines 2014-1 Class B Pass Through			6.88%, 06/15/2025(e)	13,760	14,551
Trust
			NOVA Chemicals Corp
4.75%, 10/11/2023	2,695	2,813	5.25%, 06/01/2027(e)	10,415	10,623
US Airways 2001-1G Pass Through Trust
7.08%, 09/20/2022	1,196	1,277			$73,112
		$6,357	Coal - 0.25%

Automobile Manufacturers - 1.00%			Alliance Resource Operating Partners LP /
			Alliance Resource Finance Corp
Jaguar Land Rover Automotive PLC			7.50%, 05/01/2025(e)	8,415	8,888
3.50%, 03/15/2020(e)	7,400	7,455
4.25%, 11/15/2019(e)	3,550	3,656
4.50%, 10/01/2027(e)	7,565	7,490	Commercial Services - 1.60%
			Ahern Rentals Inc
Mclaren Finance PLC			7.38%, 05/15/2023(e)	13,455	12,311
5.75%, 08/01/2022(e)	3,010	3,098
			Ashtead Capital Inc
Navistar International Corp			4.13%, 08/15/2025(e)	1,815	1,829
8.25%, 11/01/2021	14,360	14,416
			GW Honos Security Corp
		$36,115	8.75%, 05/15/2025(e)	9,320	9,926
Automobile Parts & Equipment - 1.37%			IHS Markit Ltd
Allison Transmission Inc			4.75%, 02/15/2025(e)	5,110	5,404
4.75%, 10/01/2027(e)	1,575	1,591
5.00%, 10/01/2024(e)	7,180	7,485	Team Health Holdings Inc
			6.38%, 02/01/2025(e)	9,450	8,694
American Axle & Manufacturing Inc
6.25%, 04/01/2025(e)	19,180	19,659	TMS International Corp
			7.25%, 08/15/2025(e)	9,950	10,373
Dana Financing Luxembourg Sarl
6.50%, 06/01/2026(e)	1,680	1,827	United Rentals North America Inc
			4.63%, 10/15/2025	6,135	6,277
Dana Inc			4.88%, 01/15/2028	2,815	2,829
5.50%, 12/15/2024	8,530	8,999
					$57,643
IHO Verwaltungs GmbH
4.75%, 09/15/2026(e),(f)	2,985	3,045

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers - 1.26%			Entertainment (continued)
Compiler Finance Sub Inc			International Game Technology PLC
7.00%, 05/01/2021(e)	$5,550	$5,619	6.50%, 02/15/2025(e)	$10,030	$11,259
Dell International LLC / EMC Corp			Lions Gate Entertainment Corp
5.88%, 06/15/2021(e)	1,200	1,257	5.88%, 11/01/2024(e)	8,635	9,153
7.13%, 06/15/2024(e)	29,550	32,616	Penn National Gaming Inc
West Corp			5.63%, 01/15/2027(e)	5,800	6,003
8.50%, 10/15/2025(e)	6,240	6,061	Scientific Games International Inc
		$45,553	7.00%, 01/01/2022(e)	4,020	4,251
Consumer Products - 0.26%			10.00%, 12/01/2022	4,100	4,535
ACCO Brands Corp			WMG Acquisition Corp
5.25%, 12/15/2024(e)	8,985	9,311	4.88%, 11/01/2024(e)	4,270	4,398
			5.00%, 08/01/2023(e)	5,810	6,042
Distribution & Wholesale - 0.90%			6.75%, 04/15/2022(e)	6,450	6,795
American Builders & Contractors Supply Co					$87,871
Inc			Food - 2.32%
5.75%, 12/15/2023(e)	5,550	5,897	BI-LO LLC / BI-LO Finance Corp
Global Partners LP / GLP Finance Corp			9.25%, 02/15/2019(e)	12,480	11,388
7.00%, 06/15/2023	10,170	10,323	Clearwater Seafoods Inc
H&E Equipment Services Inc			6.88%, 05/01/2025(e)	8,690	9,190
5.63%, 09/01/2025(e)	11,510	12,157	Ingles Markets Inc
HD Supply Inc			5.75%, 06/15/2023	10,265	10,085
5.75%, 04/15/2024(e)	3,825	4,126	JBS USA LUX SA / JBS USA Finance Inc
		$32,503	5.75%, 06/15/2025(e)	9,165	8,890
Diversified Financial Services - 3.15%			7.25%, 06/01/2021(e)	3,338	3,403
Aircastle Ltd			Lamb Weston Holdings Inc
5.00%, 04/01/2023	4,395	4,648	4.63%, 11/01/2024(e)	1,800	1,881
Ally Financial Inc			4.88%, 11/01/2026(e)	6,795	7,143
4.25%, 04/15/2021	1,095	1,139	Post Holdings Inc
5.75%, 11/20/2025	51,365	56,694	5.00%, 08/15/2026(e)	18,185	18,276
Credit Acceptance Corp			5.75%, 03/01/2027(e)	2,940	3,054
6.13%, 02/15/2021	12,090	12,301	TreeHouse Foods Inc
7.38%, 03/15/2023	8,140	8,547	6.00%, 02/15/2024(e)	9,730	10,411
Doric Nimrod Air Finance Alpha Ltd 2012-1					$83,721
Class B Pass Through Trust			Forest Products & Paper - 0.47%
6.50%, 05/30/2021(e)	1,771	1,834	Sappi Papier Holding GmbH
Fly Leasing Ltd			7.50%, 06/15/2032(e)	5,985	6,105
6.38%, 10/15/2021	8,545	8,919	Tembec Industries Inc
Navient Corp			9.00%, 12/15/2019(e)	10,575	10,823
6.13%, 03/25/2024	4,340	4,454			$16,928
6.63%, 07/26/2021	4,245	4,547	Gas - 0.47%
Springleaf Finance Corp			NGL Energy Partners LP / NGL Energy
5.25%, 12/15/2019	10,215	10,547	Finance Corp
		$113,630	6.88%, 10/15/2021	4,155	4,176
Electric - 1.47%			7.50%, 11/01/2023	12,740	12,708
Dynegy Inc					$16,884
7.38%, 11/01/2022	10,270	11,027	Healthcare - Products - 1.52%
8.13%, 01/30/2026(e)	4,760	5,284
			DJO Finco Inc / DJO Finance LLC / DJO
Elwood Energy LLC			Finance Corp
8.16%, 07/05/2026	6,641	7,438	8.13%, 06/15/2021(e)	16,640	15,891
Indiantown Cogeneration LP			Hill-Rom Holdings Inc
9.77%, 12/15/2020	1,643	1,758	5.75%, 09/01/2023(e)	6,440	6,778
Mirant Mid-Atlantic Series C Pass Through			Kinetic Concepts Inc / KCI USA Inc
Trust			7.88%, 02/15/2021(e)	9,455	9,857
10.06%, 12/30/2028	11,422	11,193	Teleflex Inc
NRG Energy Inc			4.88%, 06/01/2026	5,020	5,271
6.25%, 05/01/2024	6,760	7,182	Universal Hospital Services Inc
6.63%, 01/15/2027	1,960	2,087	7.63%, 08/15/2020	16,905	17,117
7.25%, 05/15/2026	6,470	7,012			$54,914
		$52,981	Healthcare - Services - 4.52%
Engineering & Construction - 0.27%			Centene Corp
Tutor Perini Corp			4.75%, 05/15/2022	17,250	18,069
6.88%, 05/01/2025(e)	9,090	9,806
			5.63%, 02/15/2021	3,930	4,077
			6.13%, 02/15/2024	9,525	10,239
Entertainment - 2.44%			CHS/Community Health Systems Inc
CCM Merger Inc			5.13%, 08/01/2021	8,755	8,514
6.00%, 03/15/2022(e)	8,090	8,414
			HCA Inc
Eldorado Resorts Inc			4.50%, 02/15/2027	17,840	17,996
6.00%, 04/01/2025	3,340	3,524	4.75%, 05/01/2023	21,400	22,390
7.00%, 08/01/2023	10,345	11,173	5.00%, 03/15/2024	17,315	18,246
GLP Capital LP / GLP Financing II Inc			5.25%, 04/15/2025	3,915	4,170
4.38%, 04/15/2021	1,668	1,743	5.25%, 06/15/2026	3,825	4,069
5.38%, 04/15/2026	9,775	10,581	5.88%, 03/15/2022	8,015	8,776

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Lodging (continued)
MPH Acquisition Holdings LLC			Jack Ohio Finance LLC / Jack Ohio Finance 1
7.13%, 06/01/2024(e)	$13,387	$14,408	Corp
Tenet Healthcare Corp			6.75%, 11/15/2021(e)	$13,705	$14,630
4.63%, 07/15/2024(e)	10,040	9,877	MGM Resorts International
7.50%, 01/01/2022(e)	3,920	4,126	6.00%, 03/15/2023	6,510	7,138
WellCare Health Plans Inc			6.63%, 12/15/2021	6,290	7,029
5.25%, 04/01/2025	17,140	18,040	Wynn Las Vegas LLC / Wynn Las Vegas
		$162,997	Capital Corp
Home Builders - 1.42%			5.25%, 05/15/2027(e)	12,065	12,322
Beazer Homes USA Inc					$65,183
8.75%, 03/15/2022	8,445	9,384	Machinery - Construction & Mining - 0.30%
Century Communities Inc			BlueLine Rental Finance Corp / BlueLine
5.88%, 07/15/2025(e)	16,970	17,140	Rental LLC
Lennar Corp			9.25%, 03/15/2024(e)	9,860	10,698
4.50%, 04/30/2024	8,837	9,102
4.75%, 11/15/2022	7,561	7,986	Machinery - Diversified - 0.38%
4.88%, 12/15/2023	5,060	5,351	Cloud Crane LLC
TRI Pointe Group Inc			10.13%, 08/01/2024 (e)	12,195	13,780
5.25%, 06/01/2027	2,308	2,360
		$51,323	Media - 7.54%
Insurance - 2.67%			Altice Financing SA
American Equity Investment Life Holding			6.50%, 01/15/2022(e)	13,765	14,247
Co			6.63%, 02/15/2023(e)	3,000	3,162
5.00%, 06/15/2027	11,995	12,587	Altice Luxembourg SA
AssuredPartners Inc			7.75%, 05/15/2022(e)	10,420	11,032
7.00%, 08/15/2025(e)	4,830	5,035	Altice US Finance I Corp
Catlin Insurance Co Ltd			5.50%, 05/15/2026(e)	3,675	3,822
4.33%, 07/29/2049(e),(g)	10,755	10,190	AMC Networks Inc
3 Month LIBOR + 2.98%			4.75%, 08/01/2025	11,380	11,366
Liberty Mutual Group Inc			5.00%, 04/01/2024	5,870	5,980
4.22%, 03/07/2067(e)	19,172	18,789	CCO Holdings LLC / CCO Holdings Capital
3 Month LIBOR + 2.91%			Corp
Voya Financial Inc			5.13%, 05/01/2023(e)	39,650	41,335
5.65%, 05/15/2053	47,227	49,824	5.13%, 05/01/2027(e)	6,355	6,419
3 Month LIBOR + 3.58%			5.50%, 05/01/2026(e)	2,840	2,911
		$96,425	5.75%, 02/15/2026(e)	1,680	1,756
Internet - 0.90%			CSC Holdings LLC
			5.50%, 04/15/2027(e)	3,195	3,291
Netflix Inc
4.38%, 11/15/2026(e)	9,805	9,615	6.63%, 10/15/2025(e)	4,225	4,631
Zayo Group LLC / Zayo Capital Inc			10.13%, 01/15/2023 (e)	13,135	15,040
6.00%, 04/01/2023	21,635	22,744	DISH DBS Corp
		$32,359	5.88%, 07/15/2022	2,230	2,243
Iron & Steel - 2.92%			5.88%, 11/15/2024	16,690	16,669
AK Steel Corp			6.75%, 06/01/2021	16,110	16,915
6.38%, 10/15/2025	8,995	8,860	7.75%, 07/01/2026	9,385	10,265
7.00%, 03/15/2027	6,180	6,226	7.88%, 09/01/2019	12,500	13,506
7.50%, 07/15/2023	5,570	6,023	Radiate Holdco LLC / Radiate Finance Inc
			6.63%, 02/15/2025(e)	16,855	16,560
7.63%, 10/01/2021	2,465	2,558
			SFR Group SA
ArcelorMittal			6.00%, 05/15/2022(e)	7,655	7,980
7.50%, 10/15/2039	27,680	34,565
			Unitymedia GmbH
Commercial Metals Co			6.13%, 01/15/2025(e)	8,940	9,525
4.88%, 05/15/2023	8,468	8,786
Signode Industrial Group Lux SA/Signode			Unitymedia Hessen GmbH & Co KG /
Industrial Group US Inc			Unitymedia NRW GmbH
6.38%, 05/01/2022(e)	16,510	17,150	5.50%, 01/15/2023(e)	14,985	15,397
United States Steel Corp			Virgin Media Finance PLC
			5.75%, 01/15/2025(e)	5,000	5,163
6.88%, 08/15/2025	12,050	12,223
			6.00%, 10/15/2024(e)	2,940	3,080
Vale Overseas Ltd
6.25%, 08/10/2026	7,850	9,045	Virgin Media Secured Finance PLC
			5.25%, 01/15/2026(e)	3,965	4,114
		$105,436
			Ziggo Bond Finance BV
Leisure Products & Services - 0.71%			6.00%, 01/15/2027(e)	12,705	12,927
Constellation Merger Sub Inc
8.50%, 09/15/2025(e)	11,920	11,860	Ziggo Secured Finance BV
			5.50%, 01/15/2027(e)	12,095	12,337
Silversea Cruise Finance Ltd
7.25%, 02/01/2025(e)	12,855	13,787			$271,673
		$25,647	Metal Fabrication & Hardware - 0.12%
			Park-Ohio Industries Inc
Lodging - 1.81%
Boyd Gaming Corp			6.63%, 04/15/2027	3,875	4,204
6.88%, 05/15/2023	5,360	5,755
CRC Escrow Issuer LLC / CRC Finco Inc			Mining - 3.10%
5.25%, 10/15/2025(e)	18,190	18,309	Aleris International Inc
			7.88%, 11/01/2020	3,430	3,423

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mining (continued)			Oil & Gas (continued)
Aleris International Inc (continued)			QEP Resources Inc
9.50%, 04/01/2021(e)	$3,280	$3,497	5.25%, 05/01/2023	$13,091	$12,927
Constellium NV			Seven Generations Energy Ltd
6.63%, 03/01/2025(e)	8,550	8,871	5.38%, 09/30/2025(e)	5,765	5,823
First Quantum Minerals Ltd			Southwestern Energy Co
7.25%, 05/15/2022(e)	6,934	7,246	7.75%, 10/01/2027	12,445	12,943
7.50%, 04/01/2025(e)	3,850	4,076	Sunoco LP / Sunoco Finance Corp
FMG Resources August 2006 Pty Ltd			5.50%, 08/01/2020	7,070	7,264
5.13%, 05/15/2024(e)	3,885	3,997	6.38%, 04/01/2023	10,945	11,629
9.75%, 03/01/2022(e)	11,185	12,499	Ultra Resources Inc
Freeport-McMoRan Inc			6.88%, 04/15/2022(e)	7,440	7,514
4.55%, 11/14/2024	10,150	10,130	Unit Corp
6.88%, 02/15/2023	1,845	2,018	6.63%, 05/15/2021	8,600	8,632
IAMGOLD Corp			Whiting Petroleum Corp
7.00%, 04/15/2025(e)	16,560	17,388	5.75%, 03/15/2021	8,245	8,307
Midwest Vanadium Pty Ltd			6.25%, 04/01/2023	7,170	7,152
0.00%, 02/15/2018(a),(e)	10,465	79	WildHorse Resource Development Corp
Northwest Acquisitions ULC / Dominion			6.88%, 02/01/2025(e)	8,995	8,928
Finco Inc			WPX Energy Inc
7.13%, 11/01/2022(e)	2,790	2,881	5.25%, 09/15/2024	5,950	5,972
Taseko Mines Ltd			7.50%, 08/01/2020	7,554	8,196
8.75%, 06/15/2022(e)	11,715	11,891			$244,307
Teck Resources Ltd			Oil & Gas Services - 0.90%
3.75%, 02/01/2023	6,645	6,707	Archrock Partners LP / Archrock Partners
6.25%, 07/15/2041	13,000	14,848	Finance Corp
8.50%, 06/01/2024(e)	2,085	2,387	6.00%, 10/01/2022	7,955	7,905
		$111,938	PHI Inc
Miscellaneous Manufacturers - 0.75%			5.25%, 03/15/2019	10,570	10,464
Bombardier Inc			Weatherford International Ltd
6.13%, 01/15/2023(e)	3,570	3,566	4.50%, 04/15/2022	3,855	3,489
7.50%, 03/15/2025(e)	10,330	10,666	8.25%, 06/15/2023	5,345	5,372
8.75%, 12/01/2021(e)	11,425	12,710	9.88%, 02/15/2024	4,975	5,323
		$26,942			$32,553
Oil & Gas - 6.78%			Packaging & Containers - 3.29%
Ascent Resources Utica Holdings LLC / ARU			ARD Finance SA
Finance Corp			7.13%, PIK 7.88%, 09/15/2023(f),(h)	8,785	9,356
10.00%, 04/01/2022 (e)	12,700	13,780	Ardagh Packaging Finance PLC / Ardagh
Carrizo Oil & Gas Inc			Holdings USA Inc
7.50%, 09/15/2020	8,425	8,594	6.00%, 02/15/2025(e)	12,740	13,520
8.25%, 07/15/2025	2,610	2,812	BWAY Holding Co
Chesapeake Energy Corp			7.25%, 04/15/2025(e)	15,045	15,609
8.00%, 12/15/2022(e)	5,253	5,652	Coveris Holdings SA
8.00%, 01/15/2025(e)	3,530	3,530	7.88%, 11/01/2019(e)	15,360	14,976
8.00%, 06/15/2027(e)	4,075	3,930	Crown Americas LLC / Crown Americas
Chesapeake Oil Op/Fin Escrow Shares			Capital Corp V
0.00%, 11/15/2019(a),(b),(c)	11,835	—	4.25%, 09/30/2026	2,000	2,000
Continental Resources Inc/OK			Crown Cork & Seal Co Inc
4.50%, 04/15/2023	17,820	18,043	7.38%, 12/15/2026	15,449	18,153
CrownRock LP / CrownRock Finance Inc			Flex Acquisition Co Inc
5.63%, 10/15/2025(e)	9,680	9,829	6.88%, 01/15/2025(e)	10,770	11,134
EP Energy LLC / Everest Acquisition Finance			Multi-Color Corp
Inc			4.88%, 11/01/2025(e)	9,145	9,236
6.38%, 06/15/2023	5,600	3,332	Reynolds Group Issuer Inc / Reynolds Group
8.00%, 11/29/2024(e)	7,065	7,206	Issuer LLC / Reynolds Group Issuer
8.00%, 02/15/2025(e)	2,475	1,832	(Luxembourg) S.A.
9.38%, 05/01/2020	6,175	5,185	4.86%, 07/15/2021(e)	6,620	6,752
Extraction Oil & Gas Inc			3 Month LIBOR + 3.50%
7.38%, 05/15/2024(e)	8,405	8,951	5.13%, 07/15/2023(e)	15,260	15,887
Gulfport Energy Corp			7.00%, 07/15/2024(e)	1,950	2,082
6.38%, 05/15/2025	8,585	8,714			$118,705
Halcon Resources Corp			Pharmaceuticals - 0.92%
6.75%, 02/15/2025(e)	7,385	7,551	Valeant Pharmaceuticals International
MEG Energy Corp			6.75%, 08/15/2021(e)	4,995	4,839
6.50%, 01/15/2025(e)	8,585	8,542	Valeant Pharmaceuticals International Inc
Oasis Petroleum Inc			5.38%, 03/15/2020(e)	16,720	16,448
6.50%, 11/01/2021	3,655	3,719	5.50%, 11/01/2025(e)	5,740	5,869
6.88%, 03/15/2022	5,645	5,786	5.63%, 12/01/2021(e)	6,525	5,946
6.88%, 01/15/2023	11,825	12,032			$33,102
			Pipelines - 2.10%
			Andeavor Logistics LP / Tesoro Logistics
			Finance Corp
			5.25%, 01/15/2025	4,605	4,950

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)				Retail (continued)
Andeavor Logistics LP / Tesoro Logistics				L Brands Inc
Finance Corp (continued)				6.88%, 11/01/2035	$7,245	$7,191
6.13%, 10/15/2021		$13,410	$13,846			$92,156
6.25%, 10/15/2022		2,075	2,210	Savings & Loans - 0.00%
6.38%, 05/01/2024		1,750	1,916	Washington Mutual Bank / Henderson NV
Antero Midstream Partners LP / Antero				0.00%, 06/15/2011(a),(b),(c)	3,500	—
Midstream Finance Corp				0.00%, 01/15/2013(a),(b),(c)	3,000	—
5.38%, 09/15/2024		4,025	4,186	0.00%, 01/15/2015(a),(b),(c)	2,000	—
Cheniere Corpus Christi Holdings LLC				3 Month LIBOR + 0.65%
5.13%, 06/30/2027(e)		18,550	19,130			$—
Energy Transfer Equity LP				Semiconductors - 0.55%
5.88%, 01/15/2024		7,960	8,637	Micron Technology Inc
NuStar Logistics LP				7.50%, 09/15/2023	6,605	7,315
5.63%, 04/28/2027		11,235	11,853	Sensata Technologies UK Financing Co PLC
Summit Midstream Holdings LLC / Summit				6.25%, 02/15/2026(e)	11,500	12,593
Midstream Finance Corp						$19,908
5.75%, 04/15/2025		8,665	8,838	Shipbuilding - 0.34%
			$75,566	Huntington Ingalls Industries Inc
Private Equity - 0.41%				5.00%, 11/15/2025(e)	11,345	12,289
Icahn Enterprises LP / Icahn Enterprises
Finance Corp				Software - 1.41%
5.88%, 02/01/2022		7,100	7,335	First Data Corp
6.00%, 08/01/2020		7,060	7,281	5.00%, 01/15/2024(e)	20,050	20,827
			$14,616	j2 Cloud Services LLC / j2 Global Co-Obligor
Real Estate - 0.30%				Inc
Crescent Communities LLC/Crescent				6.00%, 07/15/2025(e)	915	963
Ventures Inc				MSCI Inc
8.88%, 10/15/2021(e)		10,037	10,664	5.25%, 11/15/2024(e)	6,675	7,059
				5.75%, 08/15/2025(e)	3,315	3,580
REITs - 1.94%				Quintiles IMS Inc
Equinix Inc				5.00%, 10/15/2026(e)	17,345	18,429
5.88%, 01/15/2026		15,400	16,690			$50,858
Iron Mountain Inc				Telecommunications - 6.76%
4.38%, 06/01/2021(e)		6,430	6,607	CenturyLink Inc
Iron Mountain US Holdings Inc				5.63%, 04/01/2025	4,870	4,748
5.38%, 06/01/2026(e)		9,655	10,089	7.50%, 04/01/2024	4,005	4,255
iStar Inc				Frontier Communications Corp
5.25%, 09/15/2022		10,095	10,347	7.13%, 01/15/2023	3,510	2,695
6.00%, 04/01/2022		3,170	3,297	11.00%, 09/15/2025	12,760	10,830
6.50%, 07/01/2021		6,745	7,057	Goodman Networks Inc
MGM Growth Properties Operating				8.00%, 05/11/2022	4,797	3,646
Partnership LP / MGP Finance Co-Issuer Inc				GTT Communications Inc
5.63%, 05/01/2024		9,715	10,492	7.88%, 12/31/2024(e)	12,850	13,701
MPT Operating Partnership LP / MPT Finance				Intelsat Jackson Holdings SA
Corp				5.50%, 08/01/2023	15,980	13,623
5.00%, 10/15/2027		2,000	2,055	8.00%, 02/15/2024(e)	10,505	11,135
6.38%, 03/01/2024		3,210	3,471	Level 3 Communications Inc
			$70,105	5.75%, 12/01/2022	5,470	5,620
Retail - 2.56%				Level 3 Financing Inc
1011778 BC ULC / New Red Finance Inc				5.13%, 05/01/2023	4,440	4,545
5.00%, 10/15/2025(e)		6,760	6,887	5.38%, 01/15/2024	11,395	11,837
5.00%, 10/15/2025(e)		10,995	11,201	Sprint Capital Corp
Claire's Stores Inc				6.88%, 11/15/2028	13,475	14,376
9.00%, 03/15/2019(e)		10,989	6,731	Sprint Communications Inc
Dollar Tree Inc				6.00%, 11/15/2022	13,755	14,443
5.75%, 03/01/2023		11,904	12,484	7.00%, 08/15/2020	12,300	13,250
Golden Nugget Inc				Sprint Corp
6.75%, 10/15/2024(e)		14,435	14,688	7.13%, 06/15/2024	8,840	9,555
Hema Bondco II BV				7.88%, 09/15/2023	14,995	16,757
8.50%, 01/15/2023(e)	EUR	2,750	3,365	T-Mobile USA Inc
JC Penney Corp Inc				4.00%, 04/15/2022	6,740	6,972
5.65%, 06/01/2020		$4,895	4,295	5.13%, 04/15/2025	13,770	14,420
5.88%, 07/01/2023(e)		3,550	3,405	6.00%, 04/15/2024	4,245	4,542
KFC Holding Co/Pizza Hut Holdings				6.50%, 01/15/2024	4,025	4,297
LLC/Taco Bell of America LLC				6.50%, 01/15/2026	11,120	12,303
4.75%, 06/01/2027(e)		3,905	4,007	ViaSat Inc
5.00%, 06/01/2024(e)		9,495	10,017	5.63%, 09/15/2025(e)	5,770	5,835
5.25%, 06/01/2026(e)		7,420	7,885	Wind Acquisition Finance SA
				4.75%, 07/15/2020(e)	10,885	11,015
				7.38%, 04/23/2021(e)	18,205	18,911

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)		Value (000's)	(continued)	Amount (000's)	Value (000's)
Telecommunications (continued)				Entertainment (continued)
Wind Tre SpA				Lions Gate Entertainment Corp, Term Loan
5.00%, 01/20/2026(e),(i)		$10,430	$10,498	B
			$243,809	4.24%, 10/13/2023(j)	$6,026	$6,068
Transportation - 1.99%				US LIBOR + 3.00%
Eletson Holdings Inc						$10,852
9.63%, 01/15/2022(e)		17,244	12,200	Food - 0.13%
Navios Maritime Acquisition Corp / Navios				Post Holdings Inc, Term Loan B
Acquisition Finance US Inc				3.49%, 05/17/2024(j)	4,788	4,811
8.13%, 11/15/2021(e)		37,660	33,141	US LIBOR + 2.25%
Navios Maritime Holdings Inc / Navios
Maritime Finance II US Inc				Forest Products & Paper - 0.43%
7.38%, 01/15/2022(e)		16,245	13,321	Caraustar Industries Inc, Term Loan
Navios South American Logistics Inc / Navios				6.83%, 03/09/2022(j)	15,557	15,667
Logistics Finance US Inc				US LIBOR + 5.50%
7.25%, 05/01/2022(e)		13,220	12,955
			$71,617	Healthcare - Products - 0.13%
Trucking & Leasing - 0.69%				Kinetic Concepts Inc, Term Loan B
DAE Funding LLC				4.58%, 02/02/2024(j)	4,853	4,846
4.50%, 08/01/2022(e)		5,235	5,307	US LIBOR + 3.25%
5.00%, 08/01/2024(e)		3,765	3,845
Park Aerospace Holdings Ltd				Healthcare - Services - 0.53%
3.63%, 03/15/2021(e)		1,310	1,307	Lantheus Medical Imaging Inc, Term Loan B
4.50%, 03/15/2023(e)		5,390	5,397	5.74%, 06/30/2022(j)	10,816	10,870
5.25%, 08/15/2022(e)		2,865	2,979	US LIBOR + 4.50%
5.50%, 02/15/2024(e)		5,810	6,028	MPH Acquisition Holdings LLC, Term Loan
			$24,863	B
				4.33%, 06/07/2023(j)	8,260	8,337
TOTAL BONDS			$3,058,788
	Principal			US LIBOR + 3.00%
CONVERTIBLE BONDS - 0.00%	Amount (000's)		Value (000's)			$19,207
Food Service - 0.00%				Insurance - 0.51%
Fresh Express Delivery Holding Group Co				Asurion LLC, Term Loan B2
Ltd				7.24%, 07/14/2025(j)	12,380	12,775
0.00%, 11/09/2009(a),(b),(c)	HKD	46,500	—	US LIBOR + 6.00%
0.00%, 10/18/2010(a),(b),(c)	CNY	245,000	—	Asurion LLC, Term Loan B5
				4.24%, 11/03/2023(j)	5,386	5,430
			$—
TOTAL CONVERTIBLE BONDS			$—	US LIBOR + 3.00%
SENIOR FLOATING RATE INTERESTS -	Principal					$18,205
7.36%	Amount (000's)		Value (000's)	Leisure Products & Services - 0.29%
Automobile Manufacturers - 0.10%				Intrawest Resorts Holdings Inc, Term Loan
Navistar Inc, Term Loan B				B1
5.59%, 08/07/2020(j)		$3,603	$3,603	4.49%, 07/31/2024(j)	10,185	10,287
US LIBOR + 4.00%				US LIBOR + 3.25%

Chemicals - 0.58%				Lodging - 0.05%
				Golden Nugget Inc/NV, Term Loan
Emerald Performance Materials LLC, Term				4.49%, 10/04/2023(j)	1,776	1,793
Loan
8.99%, 07/22/2022(j)		8,475	8,451	US LIBOR + 3.25%
US LIBOR + 6.75%
INEOS US Finance LLC, Term Loan B				Media - 0.81%
3.94%, 02/10/2024(j)		12,471	12,479	Radiate Holdco LLC, Term Loan
US LIBOR + 2.75%				4.24%, 02/01/2024(j)	9,059	8,955

			$20,930	US LIBOR + 3.00%

Commercial Services - 0.37%				Univision Communications Inc, Term Loan
				C5
Garda World Security Corp, Term Loan B				3.99%, 03/15/2024(j)	10,914	10,873
5.31%, 05/12/2024(j)		4,073	4,105
US LIBOR + 4.00%				US LIBOR + 2.75%
				WideOpenWest Finance LLC, Term Loan B
Prime Security Services Borrower LLC, Term				4.49%, 08/18/2023(j)	9,578	9,590
Loan B
3.99%, 05/02/2022(j)		9,132	9,206	US LIBOR + 3.25%
US LIBOR + 2.75%						$29,418
			$13,311	Oil & Gas - 0.71%
				California Resources Corp, Term Loan
Consumer Products - 0.25%				11.61%, 12/31/2021 (j)	10,680	11,437
Prestige Brands Inc, Term Loan B4
3.99%, 01/20/2024(j)		8,817	8,865	US LIBOR + 10.38%
				Chesapeake Energy Corp, Term Loan 1.5
US LIBOR + 2.75%				8.81%, 08/17/2021(j)	6,215	6,660
				US LIBOR + 7.50%
Entertainment - 0.30%
				Seadrill Operating LP, Term Loan B
CCM Merger Inc, Term Loan B				4.33%, 02/12/2021(j)	9,636	7,310
3.99%, 08/08/2021(j)		4,756	4,784
US LIBOR + 2.75%				US LIBOR + 3.00%
						$25,407

See accompanying notes.

Schedule of Investments High Yield Fund October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		(f)	Certain variable rate securities are not based on a published reference
(continued)	Amount (000's)	Value (000's)	rate and spread but are determined by the issuer or agent and are based
Packaging & Containers - 0.23%			on current market conditions. These securities do not indicate a reference
Kloeckner Pentaplast of America Inc, Term			rate and spread in their description.
Loan B			(g)	Perpetual security. Perpetual securities pay an indefinite stream of
5.58%, 06/29/2022(j)	$8,300	$8,359	interest, but they may be called by the issuer at an earlier date.
US LIBOR + 4.25%			(h)	Payment in kind; the issuer has the option of paying additional securities
			in lieu of cash.
REITs - 0.47%			(i) Security purchased on a when-issued basis.
GEO Group Inc/The, Term Loan B			(j)	Rate information disclosed is based on an average weighted rate as of
3.57%, 03/15/2024(j)	8,771	8,767	October 31, 2017.
US LIBOR + 2.25%
iStar Inc, Term Loan B
4.24%, 10/01/2021(j)	8,223	8,316
			Portfolio Summary (unaudited)
US LIBOR + 3.75%
			Sector	Percent
		$17,083
			Communications	17.02%
Retail - 0.23%
			Consumer, Non-cyclical	13.50%
Academy Ltd, Term Loan B
5.18%, 07/01/2022(j)	11,043	8,119	Consumer, Cyclical	13.36%
			Financial	12.65%
US LIBOR + 4.00%
			Energy	11.77%
			Industrial	10.42%
Semiconductors - 0.11%
			Basic Materials	9.53%
Micron Technology Inc, Term Loan B
3.24%, 04/26/2022(j)	3,781	3,816	Investment Companies	5.36%
			Technology	3.33%
US LIBOR + 2.00%
			Utilities	1.9%
			Other Assets and Liabilities	1.11%
Telecommunications - 0.98%
			TOTAL NET ASSETS	100.00%
CenturyLink Escrow LLC, Term Loan B
2.75%, 01/15/2025(j)	3,725	3,675
US LIBOR + 2.75%
GTT Communications Inc, Term Loan B
4.50%, 01/09/2024(j)	3,533	3,555
US LIBOR + 3.25%
Level 3 Financing Inc, Term Loan B
3.44%, 02/22/2024(j)	3,140	3,151
US LIBOR + 2.25%
Maxar Technologies Ltd, Term Loan B
4.10%, 07/05/2024(j)	20,160	20,273
US LIBOR + 2.75%
West Corp, Term Loan
5.24%, 10/10/2024(j)	4,608	4,617
US LIBOR + 4.00%
		$35,271
Trucking & Leasing - 0.15%
Avolon TLB Borrower 1 US LLC, Term Loan
B2
3.49%, 0/ /2022(j)	5,526	5,567
US LIBOR + 2.5%

TOTAL SENIOR FLOATING RATE INTERESTS	$265,417
Total Investments	$3,564,426
Other Assets and Liabilities - 1.11%	$40,147
TOTAL NET ASSETS - 100.00%	$3,604,573

(a)	Non-Income Producing Security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $13,991 or 0.39% of net assets.
(d)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,625,859 or 45.11% of net assets.

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2017

Restricted Securities

Security Name		Acquisition Date		Cost	Value		Percent of Net Assets
Chaparral Energy Inc - A Shares			04/06/2017	$74		$148		0.00%
Chaparral Energy Inc - A Shares			04/06/2017	22,119		19,402		0.54%
Chaparral Energy Inc - B Shares			04/06/2017	4,983		4,080		0.11%
Goodman Networks Inc			06/01/2017	—		1,046		0.03%
Goodman Networks Inc			06/01/2017	—		—		0.00%
Pinnacle Operating Corp			03/09/2017	5,569		8,717		0.24%
Total						$33,393		0.92%

Amounts in thousands

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For	Fair Value		Asset	Liability
Brown Brothers Harriman & Co	12/08/2017	EUR	13,000,000	$15,572	$15,172		$400	$—
Total							$400	$—

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

COMMON STOCKS - 0.01%	Shares Held	Value (000's)		Principal
Oil & Gas - 0.01%			BONDS (continued)	Amount (000's) Value (000's)
Penn Virginia Corp (a),(b),(c)	373,000	$6	Aerospace & Defense (continued)
Penn Virginia Corp (a),(c)	2,826	110	TransDigm Inc (continued)
Sabine Oil & Gas Holdings Inc (a)	369	17	6.50%, 05/15/2025	$404	$417
Sabine Oil & Gas Holdings Inc - Warrants (a)	1,172	7	Triumph Group Inc
		$140	7.75%, 08/15/2025(f)	100	107
Retail - 0.00%					$14,247
Nebraska Book Holdings Inc (a)	20,064	—	Agriculture - 0.02%
Neebo, Inc - Warrants (a),(c)	3,508	—	Alliance One International Inc
Neebo, Inc - Warrants (a),(c)	7,519	—	9.88%, 07/15/2021	100	88
		$—	Vector Group Ltd
Telecommunications - 0.00%			6.13%, 02/01/2025(f)	100	104
Goodman Networks Inc (a),(b),(c),(d)	15,207	—			$192
			Airlines - 0.18%
TOTAL COMMON STOCKS		$140	Air Canada
INVESTMENT COMPANIES - 7.22%	Shares Held	Value (000's)	7.75%, 04/15/2021(f)	50	57
Exchange Traded Funds - 0.64%			American Airlines Group Inc
SPDR Bloomberg Barclays High Yield Bond	200,000	7,448	4.63%, 03/01/2020(f)	150	155
ETF			5.50%, 10/01/2019(f)	350	364
			UAL 2007-1 Pass Through Trust
Money Market Funds - 6.58%			6.64%, 01/02/2024	256	278
BlackRock Liquidity Funds FedFund Portfolio	15,172,439	15,172	United Continental Holdings Inc
Cash Account Trust - Government & Agency	3,429,157	3,429	5.00%, 02/01/2024	1,233	1,252
Portfolio - Government Cash Managed					$2,106
First American Government Obligations Fund	58,000,807	58,001	Apparel - 0.05%
		$76,602	Hanesbrands Inc
TOTAL INVESTMENT COMPANIES		$84,050	4.63%, 05/15/2024(f)	100	103
PREFERRED STOCKS - 0.16%	Shares Held	Value (000's)	4.88%, 05/15/2026(f)	365	375
Insurance - 0.16%			Levi Strauss & Co
XLIT Ltd 4.48% (e)	1,935	$1,842	5.00%, 05/01/2025	50	52
3 Month LIBOR + 3.12%			Under Armour Inc
			3.25%, 06/15/2026	100	90
Telecommunications - 0.00%					$620
Goodman Networks Inc 0.00% (a),(b),(c),(d)	18,092	63	Automobile Manufacturers - 0.42%
			BCD Acquisition Inc
TOTAL PREFERRED STOCKS		$1,905	9.63%, 09/15/2023(f)	848	926
	Principal		Fiat Chrysler Automobiles NV
BONDS - 85.23%	Amount (000's)	Value (000's)	4.50%, 04/15/2020	150	156
Advertising - 0.41%			5.25%, 04/15/2023	817	868
Acosta Inc			General Motors Co
7.75%, 10/01/2022(f)	$2,285	$1,599	0.00%, 12/01/2020(a),(b),(c)	25	—
Lamar Media Corp			0.00%, 12/01/2020(a),(b),(c)	50	—
5.00%, 05/01/2023	245	253	0.00%, 07/15/2023(a),(b),(c)	1,000	—
5.38%, 01/15/2024	56	59	0.00%, 09/01/2025(a),(b),(c)	700	—
5.75%, 02/01/2026	634	684	0.00%, 05/01/2028(a),(b),(c)	150	—
MDC Partners Inc			0.00%, 03/06/2032(a),(b),(c)	75	—
6.50%, 05/01/2024(f)	1,385	1,413	0.00%, 07/15/2033(a),(b),(c)	100	—
Outfront Media Capital LLC / Outfront Media			0.00%, 07/15/2033(a),(b),(c)	5,050	—
Capital Corp			0.00%, 03/15/2036(a),(b),(c)	725	—
5.25%, 02/15/2022	100	103	Jaguar Land Rover Automotive PLC
5.63%, 02/15/2024	125	132	4.25%, 11/15/2019(f)	250	257
5.88%, 03/15/2025	490	519	Navistar International Corp
		$4,762	8.25%, 11/01/2021	1,173	1,178
Aerospace & Defense - 1.22%			Tesla Inc
			5.30%, 08/15/2025(f)	1,355	1,308
Arconic Inc
5.13%, 10/01/2024	1,255	1,346	Wabash National Corp
			5.50%, 10/01/2025(f)	192	196
5.40%, 04/15/2021	285	306
5.87%, 02/23/2022	208	227			$4,889
5.90%, 02/01/2027	129	144	Automobile Parts & Equipment - 0.91%
5.95%, 02/01/2037	232	250	Adient Global Holdings Ltd
6.15%, 08/15/2020	50	54	4.88%, 08/15/2026(f)	100	103
6.75%, 01/15/2028	816	963	Allison Transmission Inc
KLX Inc			5.00%, 10/01/2024(f)	100	104
5.88%, 12/01/2022(f)	100	105	American Axle & Manufacturing Inc
Kratos Defense & Security Solutions Inc			6.25%, 03/15/2021	50	51
7.00%, 05/15/2019	50	51	6.25%, 04/01/2025(f)	1,098	1,125
Orbital ATK Inc			6.50%, 04/01/2027(f)	1,102	1,125
5.25%, 10/01/2021	241	248	6.63%, 10/15/2022	163	169
5.50%, 10/01/2023	170	181	Cooper-Standard Automotive Inc
TransDigm Inc			5.63%, 11/15/2026(f)	436	452
5.50%, 10/15/2020	100	101	Dana Financing Luxembourg Sarl
6.00%, 07/15/2022	878	911	5.75%, 04/15/2025(f)	445	472
6.38%, 06/15/2026	6,663	6,780	Delphi Technologies PLC
6.50%, 07/15/2024	1,991	2,056	5.00%, 10/01/2025(f)	100	101

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Parts & Equipment (continued)			Chemicals - 3.02%
Goodyear Tire & Rubber Co/The			Ashland LLC
4.88%, 03/15/2027	$655	$666	4.75%, 08/15/2022	$100	$106
5.00%, 05/31/2026	1,000	1,025	Axalta Coating Systems LLC
5.13%, 11/15/2023	580	597	4.88%, 08/15/2024(f)	380	397
IHO Verwaltungs GmbH			Blue Cube Spinco Inc
4.50%, 09/15/2023(f),(g)	860	887	9.75%, 10/15/2023	100	119
Tenneco Inc			10.00%, 10/15/2025	1,313	1,599
5.00%, 07/15/2026	100	103	CF Industries Inc
5.38%, 12/15/2024	265	278	5.15%, 03/15/2034	687	685
Titan International Inc			5.38%, 03/15/2044	625	600
6.88%, 10/01/2020	689	710	6.88%, 05/01/2018	50	51
ZF North America Capital Inc			7.13%, 05/01/2020	100	110
4.00%, 04/29/2020(f)	1,180	1,218	Chemours Co/The
4.50%, 04/29/2022(f)	300	314	5.38%, 05/15/2027	192	205
4.75%, 04/29/2025(f)	1,013	1,064	6.63%, 05/15/2023	100	106
		$10,564	7.00%, 05/15/2025	350	390
Banks - 0.53%			Consolidated Energy Finance SA
			6.75%, 10/15/2019(f)	250	254

CIT Group Inc			6.88%, 06/15/2025(f)	100	106
3.88%, 02/19/2019	1,000	1,015
5.00%, 08/15/2022	250	269	Cornerstone Chemical Co
			6.75%, 08/15/2024(f)	4,934	4,996
5.38%, 05/15/2020	23	25
5.50%, 02/15/2019(f)	166	174	CVR Partners LP / CVR Nitrogen Finance
Deutsche Bank AG			Corp
			9.25%, 06/15/2023(f)	1,729	1,841
4.30%, 05/24/2028	900	897
USSW5 Index Spread + 2.25%			GCP Applied Technologies Inc
			9.50%, 02/01/2023(f)	320	358
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,474	1,642	HB Fuller Co
6.10%, 06/10/2023	100	111	4.00%, 02/15/2027	350	331
6.13%, 12/15/2022	1,706	1,897	Hexion Inc
UniCredit SpA			6.63%, 04/15/2020	9,751	8,678
5.86%, 06/19/2032(f)	100	107	10.38%, 02/01/2022 (f)	250	236
USD ICE SWAP Rate NY 5 + 3.70%			Huntsman International LLC
		$6,137	4.88%, 11/15/2020	300	315
Beverages - 0.04%			INEOS Group Holdings SA
			5.63%, 08/01/2024(f)	100	104
Cott Holdings Inc
5.50%, 04/01/2025(f)	480	495	Momentive Performance - Escrow
			0.00%, 10/15/2020(a),(b),(c)	1,545	—
Biotechnology - 0.03%			Momentive Performance Materials Inc
Concordia International Corp			3.88%, 10/24/2021	715	744
0.00%, 04/15/2023(a),(f)	1,270	137	NOVA Chemicals Corp
9.00%, 04/01/2022(f)	187	164	4.88%, 06/01/2024(f)	1,335	1,360
			5.00%, 05/01/2025(f)	945	962
		$301	5.25%, 08/01/2023(f)	390	402
Building Materials - 0.41%			5.25%, 06/01/2027(f)	915	933
Airxcel Inc
8.50%, 02/15/2022(f)	213	226	Olin Corp
Builders FirstSource Inc			5.13%, 09/15/2027	507	533
5.63%, 09/01/2024(f)	100	106	Platform Specialty Products Corp
			6.50%, 02/01/2022(f)	4,850	5,026
Griffon Corp			10.38%, 05/01/2021 (f)	100	109
5.25%, 03/01/2022	150	152
			PolyOne Corp
NCI Building Systems Inc
8.25%, 01/15/2023(f)	350	375	5.25%, 03/15/2023	1,024	1,101
			PQ Corp
RSI Home Products Inc			6.75%, 11/15/2022(f)	100	108
6.50%, 03/15/2023(f)	100	105
			Rain CII Carbon LLC / CII Carbon Corp
Standard Industries Inc/NJ			7.25%, 04/01/2025(f)	100	108
5.00%, 02/15/2027(f)	100	104
5.13%, 02/15/2021(f)	150	155	Rayonier AM Products Inc
			5.50%, 06/01/2024(f)	100	97
5.38%, 11/15/2024(f)	100	105
5.50%, 02/15/2023(f)	100	105	SPCM SA
			4.88%, 09/15/2025(f)	100	103
6.00%, 10/15/2025(f)	565	611
			TPC Group Inc
Summit Materials LLC / Summit Materials			8.75%, 12/15/2020(f)	50	49
Finance Corp
5.13%, 06/01/2025(f)	198	200	Trinseo Materials Operating SCA / Trinseo
			Materials Finance Inc
6.13%, 07/15/2023	1,220	1,266	5.38%, 09/01/2025(f)	343	361
US Concrete Inc
			Tronox Finance LLC
6.38%, 06/01/2024	669	719	7.50%, 03/15/2022(f)	200	210
USG Corp
4.88%, 06/01/2027(f)	100	104	Tronox Finance PLC
			5.75%, 10/01/2025(f)	50	52
5.50%, 03/01/2025(f)	435	467
			Valvoline Inc
		$4,800	4.38%, 08/15/2025(f)	323	326
			Versum Materials Inc
			5.50%, 09/30/2024(f)	360	383

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Chemicals (continued)			Commercial Services (continued)
WR Grace & Co-Conn			Midas Intermediate Holdco II LLC / Midas
5.13%, 10/01/2021(f)	$355	$381	Intermediate Holdco II Finance Inc
5.63%, 10/01/2024(f)	170	186	7.88%, 10/01/2022(f)	$6,350	$6,414
		$35,121	Monitronics International Inc
Coal - 1.10%			9.13%, 04/01/2020	150	130
CONSOL Energy Inc			Nielsen Co Luxembourg SARL/The
5.88%, 04/15/2022	650	663	5.50%, 10/01/2021(f)	150	154
8.00%, 04/01/2023	100	107	Nielsen Finance LLC / Nielsen Finance Co
Foresight Energy LLC / Foresight Energy			4.50%, 10/01/2020	1,015	1,029
Finance Corp			5.00%, 04/15/2022(f)	3,447	3,551
11.50%, 04/01/2023 (f)	13,060	11,623	Prime Security Services Borrower LLC /
Peabody Energy Corp			Prime Finance Inc
6.00%, 03/31/2022(f)	261	269	9.25%, 05/15/2023(f)	2,205	2,444
6.38%, 03/31/2025(f)	50	52	Rent-A-Center Inc/TX
SunCoke Energy Partners LP / SunCoke			6.63%, 11/15/2020	200	184
Energy Partners Finance Corp			Ritchie Bros Auctioneers Inc
7.50%, 06/15/2025(f)	100	105	5.38%, 01/15/2025(f)	100	105
		$12,819	RR Donnelley & Sons Co
Commercial Services - 3.84%			6.00%, 04/01/2024	438	408
ACE Cash Express Inc			6.50%, 11/15/2023	267	256
11.00%, 02/01/2019 (f)	1,106	1,100	7.63%, 06/15/2020	1,116	1,215
ADT Corp/The			7.88%, 03/15/2021	1,845	1,946
3.50%, 07/15/2022	200	200	Service Corp International/US
4.13%, 06/15/2023	1,800	1,829	5.38%, 01/15/2022	655	673
4.88%, 07/15/2032(f)	1,075	1,017	5.38%, 05/15/2024	1,090	1,150
6.25%, 10/15/2021	100	111	7.63%, 10/01/2018	340	357
Ahern Rentals Inc			8.00%, 11/15/2021	370	435
7.38%, 05/15/2023(f)	100	91	ServiceMaster Co LLC/The
			5.13%, 11/15/2024(f)	100	103
AMN Healthcare Inc
5.13%, 10/01/2024(f)	423	437	Team Health Holdings Inc
			6.38%, 02/01/2025(f)	744	684
APX Group Inc
7.88%, 12/01/2022	100	108	United Rentals North America Inc
8.75%, 12/01/2020	150	154	4.63%, 07/15/2023	835	870
Ashtead Capital Inc			4.63%, 10/15/2025	384	393
4.13%, 08/15/2025(f)	915	922	4.88%, 01/15/2028	315	317
4.38%, 08/15/2027(f)	300	304	4.88%, 01/15/2028	1,700	1,708
5.63%, 10/01/2024(f)	100	106	5.50%, 07/15/2025	650	698
Avis Budget Car Rental LLC / Avis Budget			5.50%, 05/15/2027	105	112
Finance Inc			5.75%, 11/15/2024	595	631
5.13%, 06/01/2022(f)	450	452	5.88%, 09/15/2026	710	774
5.25%, 03/15/2025(f)	465	455			$44,658
5.50%, 04/01/2023	100	101	Computers - 1.45%
Booz Allen Hamilton Inc			Conduent Finance Inc / Conduent Business
5.13%, 05/01/2025(f)	174	177	Services LLC
Cenveo Corp			10.50%, 12/15/2024 (f)	100	118
6.00%, 08/01/2019(f)	100	69	Dell Inc
Gartner Inc			4.63%, 04/01/2021	100	104
5.13%, 04/01/2025(f)	480	508	5.65%, 04/15/2018	50	51
GW Honos Security Corp			5.88%, 06/15/2019	250	262
8.75%, 05/15/2025(f)	1,190	1,267	Dell International LLC / EMC Corp
Herc Rentals Inc			5.88%, 06/15/2021(f)	1,600	1,675
7.50%, 06/01/2022(f)	238	258	6.02%, 06/15/2026(f)	1,275	1,421
7.75%, 06/01/2024(f)	90	99	7.13%, 06/15/2024(f)	1,065	1,175
Hertz Corp/The			Diebold Nixdorf Inc
5.50%, 10/15/2024(f)	2,610	2,349	8.50%, 04/15/2024	871	916
5.88%, 10/15/2020	425	423	EMC Corp
6.25%, 10/15/2022	100	96	1.88%, 06/01/2018	1,985	1,980
6.75%, 04/15/2019	165	166	2.65%, 06/01/2020	242	239
7.38%, 01/15/2021	600	601	3.38%, 06/01/2023	715	691
7.63%, 06/01/2022(f)	255	266	Everi Payments Inc
IHS Markit Ltd			10.00%, 01/15/2022	500	544
4.75%, 02/15/2025(f)	348	368	Exela Intermediate LLC / Exela Finance Inc
5.00%, 11/01/2022(f)	1,587	1,706	10.00%, 07/15/2023 (f)	850	814
Jaguar Holding Co II / Pharmaceutical Product			Harland Clarke Holdings Corp
Development LLC			6.88%, 03/01/2020(f)	380	392
6.38%, 08/01/2023(f)	1,115	1,164	8.38%, 08/15/2022(f)	1,174	1,233
KAR Auction Services Inc			9.25%, 03/01/2021(f)	150	153
5.13%, 06/01/2025(f)	100	103	Leidos Holdings Inc
Laureate Education Inc			4.45%, 12/01/2020	50	53
8.25%, 05/01/2025(f)	100	108	NCR Corp
Live Nation Entertainment Inc			4.63%, 02/15/2021	100	101
4.88%, 11/01/2024(f)	775	802

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers (continued)			Diversified Financial Services (continued)
NCR Corp (continued)			Ally Financial Inc (continued)
5.00%, 07/15/2022	$150	$153	7.50%, 09/15/2020	$50	$56
Riverbed Technology Inc			8.00%, 12/31/2018	150	159
8.88%, 03/01/2023(f)	715	640	8.00%, 03/15/2020	2,425	2,725
Sungard Availability Services Capital Inc			8.00%, 11/01/2031	525	694
8.75%, 04/01/2022(f)	50	35	ASP AMC Merger Sub Inc
West Corp			8.00%, 05/15/2025(f)	100	97
8.50%, 10/15/2025(f)	1,105	1,073	Enova International Inc
Western Digital Corp			9.75%, 06/01/2021	400	426
10.50%, 04/01/2024	2,643	3,101	FBM Finance Inc
		$16,924	8.25%, 08/15/2021(f)	50	53
Consumer Products - 0.26%			Intelsat Connect Finance SA
ACCO Brands Corp			12.50%, 04/01/2022 (f)	100	95
5.25%, 12/15/2024(f)	286	296	Ladder Capital Finance Holdings LLLP /
Central Garden & Pet Co			Ladder Capital Finance Corp
6.13%, 11/15/2023	25	27	5.25%, 03/15/2022(f)	382	395
Kronos Acquisition Holdings Inc			5.25%, 10/01/2025(f)	284	283
9.00%, 08/15/2023(f)	1,636	1,572	LPL Holdings Inc
Spectrum Brands Inc			5.75%, 09/15/2025(f)	1,544	1,605
5.75%, 07/15/2025	330	351	Nationstar Mortgage LLC / Nationstar Capital
6.13%, 12/15/2024	736	786	Corp
		$3,032	6.50%, 07/01/2021	647	657
Cosmetics & Personal Care - 0.53%			7.88%, 10/01/2020	515	527
Avon International Operations Inc			Navient Corp
7.88%, 08/15/2022(f)	350	356	4.88%, 06/17/2019	2,750	2,829
Avon Products Inc			5.00%, 10/26/2020	750	772
8.95%, 03/15/2043	500	380	5.50%, 01/15/2019	645	665
Edgewell Personal Care Co			5.88%, 03/25/2021	950	999
4.70%, 05/19/2021	640	675	5.88%, 10/25/2024	1,315	1,335
4.70%, 05/24/2022	750	797	6.13%, 03/25/2024	1,345	1,381
First Quality Finance Co Inc			6.50%, 06/15/2022	50	53
4.63%, 05/15/2021(f)	50	51	6.63%, 07/26/2021	435	466
High Ridge Brands Co			6.75%, 06/25/2025	285	298
8.88%, 03/15/2025(f)	3,488	3,235	7.25%, 01/25/2022	100	109
Revlon Consumer Products Corp			7.25%, 09/25/2023	400	433
5.75%, 02/15/2021	425	364	8.00%, 03/25/2020	1,520	1,676
6.25%, 08/01/2024	398	294	NFP Corp
			6.88%, 07/15/2025(f)	2,610	2,714
		$6,152
Distribution & Wholesale - 0.83%			OneMain Financial Holdings LLC
			6.75%, 12/15/2019(f)	100	104
American Tire Distributors Inc
10.25%, 03/01/2022 (f)	6,990	7,296	7.25%, 12/15/2021(f)	1,345	1,399
			Quicken Loans Inc
Global Partners LP / GLP Finance Corp			5.75%, 05/01/2025(f)	1,274	1,350
6.25%, 07/15/2022	520	532
7.00%, 06/15/2023	90	91	Springleaf Finance Corp
H&E Equipment Services Inc			5.25%, 12/15/2019	200	207
5.63%, 09/01/2025(f)	261	276	6.13%, 05/15/2022	985	1,040
HD Supply Inc			7.75%, 10/01/2021	1,628	1,830
5.75%, 04/15/2024(f)	899	970	8.25%, 12/15/2020	1,047	1,180
Univar USA Inc			Tempo Acquisition LLC / Tempo Acquisition
6.75%, 07/15/2023(f)	443	466	Finance Corp
			6.75%, 06/01/2025(f)	4,810	4,870
		$9,631
			VFH Parent LLC / Orchestra Co-Issuer Inc
Diversified Financial Services - 4.27%			6.75%, 06/15/2022(f)	250	260
Aircastle Ltd
4.63%, 12/15/2018	935	958			$49,713
5.00%, 04/01/2023	485	513	Electric - 2.86%
5.13%, 03/15/2021	2,210	2,345	AES Corp/VA
5.50%, 02/15/2022	785	844	4.88%, 05/15/2023	100	102
6.25%, 12/01/2019	1,175	1,257	5.13%, 09/01/2027	100	103
Alliance Data Systems Corp			5.50%, 03/15/2024	100	104
5.38%, 08/01/2022(f)	630	643	5.50%, 04/15/2025	100	106
5.88%, 11/01/2021(f)	390	404	7.38%, 07/01/2021	150	171
Ally Financial Inc			8.00%, 06/01/2020	50	57
3.25%, 11/05/2018	1,465	1,476	Calpine Corp
			0.00%, 07/15/2013(a),(b),(c)	1,500	—
3.60%, 05/21/2018	2,430	2,445
			5.25%, 06/01/2026(f)	750	751
3.75%, 11/18/2019	100	102
4.13%, 03/30/2020	50	52	5.38%, 01/15/2023	2,970	2,884
4.13%, 02/13/2022	150	156	5.50%, 02/01/2024	1,000	957
4.25%, 04/15/2021	200	208	5.75%, 01/15/2025	5,860	5,567
			6.00%, 01/15/2022(f)	1,165	1,203
4.63%, 05/19/2022	2,892	3,058
4.63%, 03/30/2025	652	694	Dynegy Inc
5.13%, 09/30/2024	645	706	5.88%, 06/01/2023	2,367	2,444
5.75%, 11/20/2025	100	110

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Entertainment (continued)
Dynegy Inc (continued)			Churchill Downs Inc
7.38%, 11/01/2022	$850	$913	5.38%, 12/15/2021	$200	$205
7.63%, 11/01/2024	1,405	1,535	Eldorado Resorts Inc
8.00%, 01/15/2025(f)	730	798	6.00%, 04/01/2025	180	190
8.13%, 01/30/2026(f)	1,623	1,801	EMI Music Publishing Group North America
IPALCO Enterprises Inc			Holdings Inc
3.45%, 07/15/2020	200	203	7.63%, 06/15/2024(f)	395	442
NextEra Energy Operating Partners LP			Gateway Casinos & Entertainment Ltd
4.25%, 09/15/2024(f)	100	101	8.25%, 03/01/2024(f)	210	223
4.50%, 09/15/2027(f)	100	101	GLP Capital LP / GLP Financing II Inc
NRG Energy Inc			4.38%, 11/01/2018	395	399
6.25%, 07/15/2022	775	814	4.38%, 04/15/2021	100	105
6.25%, 05/01/2024	750	797	4.88%, 11/01/2020	1,700	1,793
6.63%, 03/15/2023	635	657	5.38%, 11/01/2023	930	1,011
6.63%, 01/15/2027	3,208	3,416	5.38%, 04/15/2026	520	563
7.25%, 05/15/2026	1,785	1,934	International Game Technology PLC
NRG Yield Operating LLC			5.63%, 02/15/2020(f)	545	577
5.00%, 09/15/2026	500	515	6.25%, 02/15/2022(f)	1,045	1,149
5.38%, 08/15/2024	100	104	6.50%, 02/15/2025(f)	530	595
Talen Energy Supply LLC			Mohegan Gaming & Entertainment
4.60%, 12/15/2021	1,905	1,734	7.88%, 10/15/2024(f)	100	107
4.62%, 07/15/2019(f)	46	47	National CineMedia LLC
6.50%, 06/01/2025	1,212	1,055	6.00%, 04/15/2022	100	102
9.50%, 07/15/2022(f)	1,545	1,591	Pinnacle Entertainment Inc
Terraform Global Operating LLC			5.63%, 05/01/2024	100	103
9.75%, 08/15/2022(f)	700	775	Regal Entertainment Group
		$33,340	5.75%, 03/15/2022	1,570	1,625
Electrical Components & Equipment - 0.21%			5.75%, 06/15/2023	430	447
Energizer Holdings Inc			Scientific Games International Inc
5.50%, 06/15/2025(f)	100	105	7.00%, 01/01/2022(f)	480	508
EnerSys			10.00%, 12/01/2022	1,725	1,908
5.00%, 04/30/2023(f)	683	716	Six Flags Entertainment Corp
			4.88%, 07/31/2024(f)	774	796
General Cable Corp
			5.50%, 04/15/2027(f)	100	104
5.75%, 10/01/2022	400	410
GrafTech International Ltd			WMG Acquisition Corp
			4.88%, 11/01/2024(f)	105	108
6.38%, 11/15/2020	1,210	1,191
			5.00%, 08/01/2023(f)	90	94
		$2,422
			5.63%, 04/15/2022(f)	502	521
Electronics - 0.04%			6.75%, 04/15/2022(f)	400	421
Flex Ltd
5.00%, 02/15/2023	350	380			$17,303
Ingram Micro Inc			Environmental Control - 0.05%
5.45%, 12/15/2024	100	102	Clean Harbors Inc
		$482	5.25%, 08/01/2020	150	152
Energy - Alternate Sources - 0.08%			Core & Main LP
			6.13%, 08/15/2025(f)	100	101
Pattern Energy Group Inc
5.88%, 02/01/2024(f)	329	349	Covanta Holding Corp
TerraForm Power Operating LLC			5.88%, 07/01/2025	71	70
6.37%, 02/01/2023(f),(g)	309	324	GFL Environmental Inc
6.63%, 06/15/2025(f),(g)	210	228	5.63%, 05/01/2022(f)	100	104
			9.88%, 02/01/2021(f)	150	160
		$901
Engineering & Construction - 0.34%					$587
AECOM			Food - 1.28%
5.13%, 03/15/2027	1,004	1,033	Albertsons Cos LLC / Safeway Inc / New
5.75%, 10/15/2022	100	104	Albertson's Inc / Albertson's LLC
5.88%, 10/15/2024	1,590	1,755	5.75%, 03/15/2025	1,970	1,733
Brand Industrial Services Inc			6.63%, 06/15/2024	2,229	2,095
8.50%, 07/15/2025(f)	100	106	B&G Foods Inc
MasTec Inc			5.25%, 04/01/2025	443	452
4.88%, 03/15/2023	137	140	Chobani LLC / Chobani Finance Corp Inc
			7.50%, 04/15/2025(f)	100	109
Tutor Perini Corp
6.88%, 05/01/2025(f)	806	869	Dean Foods Co
			6.50%, 03/15/2023(f)	535	536
		$4,007
			Dole Food Co Inc
Entertainment - 1.49%			7.25%, 06/15/2025(f)	507	548
AMC Entertainment Holdings Inc
5.75%, 06/15/2025	1,090	1,060	Ingles Markets Inc
			5.75%, 06/15/2023	100	98
5.88%, 02/15/2022	50	51
			JBS USA LUX SA / JBS USA Finance Inc
6.13%, 05/15/2027	1,525	1,510	5.75%, 06/15/2025(f)	191	185
CCM Merger Inc			5.88%, 07/15/2024(f)	931	915
6.00%, 03/15/2022(f)	122	127
Cedar Fair LP / Canada's Wonderland Co /
Magnum Management Corp / Millennium Op
5.38%, 04/15/2027(f)	435	459

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Food (continued)			Healthcare - Products (continued)
JBS USA LUX SA / JBS USA Finance			Mallinckrodt International Finance SA /
Inc (continued)			Mallinckrodt CB LLC
7.25%, 06/01/2021(f)	$977	$996	4.88%, 04/15/2020(f)	$50	$50
7.25%, 06/01/2021(f)	612	624	5.50%, 04/15/2025(f)	655	588
8.25%, 02/01/2020(f)	226	228	5.63%, 10/15/2023(f)	302	282
Lamb Weston Holdings Inc			5.75%, 08/01/2022(f)	328	321
4.63%, 11/01/2024(f)	100	105	Ortho-Clinical Diagnostics Inc / Ortho-
Pilgrim's Pride Corp			Clinical Diagnostics SA
5.75%, 03/15/2025(f)	395	418	6.63%, 05/15/2022(f)	200	200
Post Holdings Inc			Teleflex Inc
5.00%, 08/15/2026(f)	998	1,003	4.88%, 06/01/2026	363	381
5.50%, 03/01/2025(f)	903	942	5.25%, 06/15/2024	292	309
5.75%, 03/01/2027(f)	1,494	1,552	Universal Hospital Services Inc
6.00%, 12/15/2022(f)	835	875	7.63%, 08/15/2020	100	101
SUPERVALU Inc					$15,939
7.75%, 11/15/2022	839	794	Healthcare - Services - 7.58%
Tesco PLC			Acadia Healthcare Co Inc
6.15%, 11/15/2037(f)	300	325	5.63%, 02/15/2023	500	513
US Foods Inc			6.13%, 03/15/2021	253	259
5.88%, 06/15/2024(f)	340	359	Centene Corp
		$14,892	4.75%, 05/15/2022	470	493
Food Service - 0.07%			4.75%, 01/15/2025	1,110	1,146
Aramark Services Inc			5.63%, 02/15/2021	490	508
4.75%, 06/01/2026	100	105	6.13%, 02/15/2024	720	774
5.13%, 01/15/2024	645	682	CHS/Community Health Systems Inc
		$787	5.13%, 08/01/2021	252	245
Forest Products & Paper - 0.08%			6.25%, 03/31/2023	693	667
Cascades Inc			6.88%, 02/01/2022	2,136	1,546
5.50%, 07/15/2022(f)	100	103	7.13%, 07/15/2020	1,211	1,051
5.75%, 07/15/2023(f)	450	472	8.00%, 11/15/2019	567	540
Clearwater Paper Corp			DaVita Inc
4.50%, 02/01/2023	195	195	5.00%, 05/01/2025	1,455	1,434
5.38%, 02/01/2025(f)	104	105	5.13%, 07/15/2024	1,895	1,900
NewPage Corp			5.75%, 08/15/2022	1,859	1,917
0.00%, 12/31/2014(a),(b),(c)	3,406	—	Eagle Holding Co II LLC
			7.63%, PIK 8.38%, 05/15/2022(f),(g),(h)	150	155
Resolute Forest Products Inc
5.88%, 05/15/2023	100	101	Envision Healthcare Corp
			5.13%, 07/01/2022(f)	614	623
		$976
Gas - 0.19%			5.63%, 07/15/2022	600	610
			6.25%, 12/01/2024(f)	100	104
AmeriGas Partners LP / AmeriGas Finance
Corp			Fresenius Medical Care US Finance II Inc
			5.88%, 01/31/2022(f)	415	463
5.50%, 05/20/2025	336	343
			6.50%, 09/15/2018(f)	1,550	1,610
5.63%, 05/20/2024	603	636
5.75%, 05/20/2027	231	236	HCA Healthcare Inc
5.88%, 08/20/2026	318	331	6.25%, 02/15/2021	619	666
NGL Energy Partners LP / NGL Energy			HCA Inc
Finance Corp			3.75%, 03/15/2019	200	203
6.13%, 03/01/2025	466	441	4.25%, 10/15/2019	445	458
6.88%, 10/15/2021	191	192	4.50%, 02/15/2027	605	610
		$2,179	4.75%, 05/01/2023	1,265	1,324
			5.00%, 03/15/2024	2,099	2,211
Hand & Machine Tools - 0.05%
Apex Tool Group LLC			5.25%, 04/15/2025	1,566	1,668
7.00%, 02/01/2021(f)	640	606	5.25%, 06/15/2026	935	995
			5.38%, 02/01/2025	2,012	2,075
			5.50%, 06/15/2047	680	692
Healthcare - Products - 1.37%
			5.88%, 03/15/2022	976	1,069
Alere Inc
			5.88%, 05/01/2023	478	512
6.50%, 06/15/2020	578	587
Avantor Inc			5.88%, 02/15/2026	480	505
6.00%, 10/01/2024(f)	4,320	4,406	6.50%, 02/15/2020	1,322	1,425
9.00%, 10/01/2025(f)	6,560	6,626	7.50%, 02/15/2022	575	653
			7.69%, 06/15/2025	825	936
DJO Finco Inc / DJO Finance LLC / DJO			Kindred Healthcare Inc
Finance Corp
8.13%, 06/15/2021(f)	250	239	8.00%, 01/15/2020	100	101
Hologic Inc			LifePoint Health Inc
4.38%, 10/15/2025(f)	225	229	5.38%, 05/01/2024	75	75
5.25%, 07/15/2022(f)	1,130	1,180	5.50%, 12/01/2021	648	660
Kinetic Concepts Inc / KCI USA Inc			5.88%, 12/01/2023	585	601
7.88%, 02/15/2021(f)	200	209	MEDNAX Inc
			5.25%, 12/01/2023(f)	100	104
12.50%, 11/01/2021 (f)	100	111
			Molina Healthcare Inc
Mallinckrodt International Finance SA			4.88%, 06/15/2025(f)	237	235
4.75%, 04/15/2023	143	120
			5.38%, 11/15/2022	100	104

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Home Builders (continued)
MPH Acquisition Holdings LLC			TRI Pointe Group Inc
7.13%, 06/01/2024(f)	$1,919	$2,065	4.88%, 07/01/2021	$700	$733
Opal Acquisition Inc					$12,757
7.50%, 07/01/2024(f)	9,946	9,598	Home Furnishings - 0.10%
Quorum Health Corp			Tempur Sealy International Inc
11.63%, 04/15/2023	600	549	5.50%, 06/15/2026	695	716
RegionalCare Hospital Partners Holdings Inc			5.63%, 10/15/2023	405	427
8.25%, 05/01/2023(f)	9,180	9,639			$1,143
SP Finco LLC			Housewares - 0.10%
6.75%, 07/01/2025(f)	6,140	5,603	American Greetings Corp
Tenet Healthcare Corp			7.88%, 02/15/2025(f)	237	257
4.38%, 10/01/2021	437	435	Scotts Miracle-Gro Co/The
4.50%, 04/01/2021	800	808	5.25%, 12/15/2026	625	667
4.63%, 07/15/2024(f)	2,489	2,448
			6.00%, 10/15/2023	267	286
4.75%, 06/01/2020	50	51			$1,210
5.13%, 05/01/2025(f)	1,045	1,018
			Insurance - 1.73%
5.50%, 03/01/2019	270	274	Alliant Holdings Intermediate LLC / Alliant
6.00%, 10/01/2020	681	715	Holdings Co-Issuer
6.75%, 06/15/2023	7,135	6,698	8.25%, 08/01/2023(f)	7,060	7,519
6.88%, 11/15/2031	460	389
7.00%, 08/01/2025(f)	2,247	2,059
			American Equity Investment Life Holding
7.50%, 01/01/2022(f)	1,295	1,362	Co
			5.00%, 06/15/2027	100	105
8.13%, 04/01/2022	4,958	4,983	Ardonagh Midco 3 PLC
WellCare Health Plans Inc			8.63%, 07/15/2023(f)	250	264
5.25%, 04/01/2025	100	105	AssuredPartners Inc
West Street Merger Sub Inc			7.00%, 08/15/2025(f)	2,465	2,570
6.38%, 09/01/2025(f)	4,888	4,955
			CNO Financial Group Inc
		$88,194	5.25%, 05/30/2025	742	788
Holding Companies - Diversified - 1.11%			Fidelity & Guaranty Life Holdings Inc
HRG Group Inc			6.38%, 04/01/2021(f)	425	438
7.75%, 01/15/2022	7,840	8,193	Genworth Holdings Inc
Trident Merger Sub Inc			7.20%, 02/15/2021	150	143
6.63%, 11/01/2025(f)	4,770	4,745
			7.70%, 06/15/2020	150	148
		$12,938	HUB International Ltd
Home Builders - 1.10%			7.88%, 10/01/2021(f)	200	208
Beazer Homes USA Inc			Liberty Mutual Group Inc
8.75%, 03/15/2022	150	167	7.80%, 03/07/2087(f)	626	794
Brookfield Residential Properties Inc /			Radian Group Inc
Brookfield Residential US Corp			4.50%, 10/01/2024	153	157
6.13%, 07/01/2022(f)	250	261	USIS Merger Sub Inc
CalAtlantic Group Inc			6.88%, 05/01/2025(f)	6,797	7,052
5.25%, 06/01/2026	737	785			$20,186
5.38%, 10/01/2022	468	511	Internet - 0.92%
5.88%, 11/15/2024	582	648	Match Group Inc
8.38%, 01/15/2021	510	593	6.38%, 06/01/2024	445	483
KB Home			Netflix Inc
7.00%, 12/15/2021	50	56	4.38%, 11/15/2026(f)	591	579
Lennar Corp			4.88%, 04/15/2028(f)	905	899
4.13%, 01/15/2022	800	828	5.38%, 02/01/2021	200	214
4.75%, 11/15/2022	1,355	1,431	5.50%, 02/15/2022	1,295	1,388
4.75%, 05/30/2025	615	641	5.75%, 03/01/2024	125	134
4.88%, 12/15/2023	850	899	5.88%, 02/15/2025	325	351
Mattamy Group Corp
6.88%, 12/15/2023(f)	157	165	Symantec Corp
			3.95%, 06/15/2022	50	52
MDC Holdings Inc			4.20%, 09/15/2020	200	207
6.00%, 01/15/2043	200	191	5.00%, 04/15/2025(f)	1,099	1,148
Meritage Homes Corp			TIBCO Software Inc
6.00%, 06/01/2025	365	392	11.38%, 12/01/2021 (f)	150	164
7.15%, 04/15/2020	370	406	VeriSign Inc
New Home Co Inc/The			4.75%, 07/15/2027	80	82
7.25%, 04/01/2022	555	580	Zayo Group LLC / Zayo Capital Inc
PulteGroup Inc			5.75%, 01/15/2027(f)	2,993	3,154
4.25%, 03/01/2021	1,145	1,193	6.00%, 04/01/2023	1,090	1,146
Taylor Morrison Communities Inc / Taylor			6.38%, 05/15/2025	630	678
Morrison Holdings II Inc					$10,679
5.25%, 04/15/2021(f)	350	357
			Iron & Steel - 0.96%
5.63%, 03/01/2024(f)	536	560
			AK Steel Corp
Toll Brothers Finance Corp			7.00%, 03/15/2027	393	396
4.00%, 12/31/2018	560	568	7.50%, 07/15/2023	236	255
4.38%, 04/15/2023	395	413	7.63%, 10/01/2021	50	52
5.63%, 01/15/2024	295	323
5.88%, 02/15/2022	50	56

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Iron & Steel (continued)			Lodging (continued)
Allegheny Technologies Inc			Seminole Hard Rock Entertainment Inc /
5.95%, 01/15/2021	$100	$103	Seminole Hard Rock International LLC
ArcelorMittal			5.88%, 05/15/2021(f)	$840	$853
6.13%, 06/01/2025	692	798	Station Casinos LLC
7.50%, 10/15/2039	600	749	5.00%, 10/01/2025(f)	393	393
Big River Steel LLC / BRS Finance Corp			Studio City Co Ltd
7.25%, 09/01/2025(f)	4,978	5,339	7.25%, 11/30/2021(f)	300	321
BlueScope Steel Finance Ltd / BlueScope			Wynn Las Vegas LLC / Wynn Las Vegas
Steel Finance USA LLC			Capital Corp
6.50%, 05/15/2021(f)	50	52	5.50%, 03/01/2025(f)	1,790	1,882
Cleveland-Cliffs Inc					$24,415
5.75%, 03/01/2025(f)	100	97	Machinery - Construction & Mining - 0.23%
Commercial Metals Co			BlueLine Rental Finance Corp / BlueLine
4.88%, 05/15/2023	581	603	Rental LLC
5.38%, 07/15/2027	154	159	9.25%, 03/15/2024(f)	100	108
Signode Industrial Group Lux SA/Signode			Terex Corp
Industrial Group US Inc			5.63%, 02/01/2025(f)	868	920
6.38%, 05/01/2022(f)	300	312	Vertiv Group Corp
Steel Dynamics Inc			9.25%, 10/15/2024(f)	1,356	1,485
5.13%, 10/01/2021	400	411	Vertiv Intermediate Holding Corp
5.25%, 04/15/2023	200	207	12.00%, PIK 13.00%, 02/15/2022(f),(g),(h)	150	164
5.50%, 10/01/2024	835	893			$2,677
United States Steel Corp			Machinery - Diversified - 1.09%
6.88%, 08/15/2025	100	101	AGCO Corp
7.38%, 04/01/2020	150	164	5.88%, 12/01/2021	520	568
8.38%, 07/01/2021(f)	459	501
			ATS Automation Tooling Systems Inc
		$11,192	6.50%, 06/15/2023(f)	526	551
Leisure Products & Services - 0.20%			Cloud Crane LLC
24 Hour Fitness Worldwide Inc			10.13%, 08/01/2024 (f)	835	944
8.00%, 06/01/2022(f)	100	93	CNH Industrial Capital LLC
NCL Corp Ltd			3.38%, 07/15/2019	400	407
4.75%, 12/15/2021(f)	1,664	1,731	3.88%, 10/15/2021	200	207
Sabre GLBL Inc			4.38%, 11/06/2020	100	105
5.25%, 11/15/2023(f)	86	90	4.38%, 04/05/2022	550	583
5.38%, 04/15/2023(f)	289	303	4.88%, 04/01/2021	780	832
Silversea Cruise Finance Ltd			CNH Industrial NV
7.25%, 02/01/2025(f)	100	107	4.50%, 08/15/2023	455	481
		$2,324	JPW Industries Holding Corp
Lodging - 2.10%			9.00%, 10/01/2024(f)	4,660	4,893
Boyd Gaming Corp			Manitowoc Co Inc/The
6.38%, 04/01/2026	940	1,032	12.75%, 08/15/2021 (f)	100	115
6.88%, 05/15/2023	1,199	1,287	Tennant Co
Caesars Entertainment Resort Properties LLC /			5.63%, 05/01/2025(f)	239	249
Caesars Entertainment Resort Prope			Welbilt Inc
8.00%, 10/01/2020	100	102	9.50%, 02/15/2024	495	566
Diamond Resorts International Inc			Xerium Technologies Inc
10.75%, 09/01/2024 (f)	450	483	9.50%, 08/15/2021	2,150	2,208
Downstream Development Authority of the					$12,709
Quapaw Tribe of Oklahoma			Media - 8.55%
10.50%, 07/01/2019 (f)	400	392	Altice Financing SA
Hilton Domestic Operating Co Inc			6.50%, 01/15/2022(f)	100	103
4.25%, 09/01/2024	610	623	6.63%, 02/15/2023(f)	665	701
Hilton Grand Vacations Borrower LLC/Hilton			7.50%, 05/15/2026(f)	1,375	1,507
Grand Vacations Borrower Inc			Altice Luxembourg SA
6.13%, 12/01/2024(f)	194	213	7.63%, 02/15/2025(f)	1,914	2,076
Hilton Worldwide Finance LLC / Hilton			7.75%, 05/15/2022(f)	1,634	1,730
Worldwide Finance Corp			Altice US Finance I Corp
4.63%, 04/01/2025	1,208	1,246	5.38%, 07/15/2023(f)	1,870	1,949
4.88%, 04/01/2027	228	239	5.50%, 05/15/2026(f)	1,403	1,459
Jack Ohio Finance LLC / Jack Ohio Finance 1			AMC Networks Inc
Corp			4.75%, 12/15/2022	250	257
6.75%, 11/15/2021(f)	1,066	1,138	Block Communications Inc
10.25%, 11/15/2022 (f)	2,590	2,849	6.88%, 02/15/2025(f)	100	108
MGM Resorts International			Cable One Inc
4.63%, 09/01/2026	7,629	7,629	5.75%, 06/15/2022(f)	100	105
5.25%, 03/31/2020	250	263	Cablevision Systems Corp
6.00%, 03/15/2023	935	1,025	5.88%, 09/15/2022	550	566
6.63%, 12/15/2021	510	570	8.00%, 04/15/2020	1,020	1,130
6.75%, 10/01/2020	150	165	CCO Holdings LLC / CCO Holdings Capital
7.75%, 03/15/2022	490	569	Corp
8.63%, 02/01/2019	1,065	1,141	5.00%, 02/01/2028(f)	1,975	1,960
			5.13%, 02/15/2023	100	103

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Media (continued)			Media (continued)
CCO Holdings LLC / CCO Holdings Capital			SFR Group SA
Corp (continued)			6.00%, 05/15/2022(f)	$4,457	$4,647
5.13%, 05/01/2023(f)	$1,915	$1,996	6.25%, 05/15/2024(f)	1,127	1,181
5.13%, 05/01/2027(f)	1,824	1,843	7.38%, 05/01/2026(f)	3,278	3,523
5.25%, 03/15/2021	50	51	Sinclair Television Group Inc
5.25%, 09/30/2022	1,245	1,282	5.13%, 02/15/2027(f)	575	547
5.38%, 05/01/2025(f)	475	493	5.38%, 04/01/2021	475	488
5.50%, 05/01/2026(f)	880	902	5.63%, 08/01/2024(f)	679	689
5.75%, 01/15/2024	400	415	6.13%, 10/01/2022	630	650
5.75%, 02/15/2026(f)	3,897	4,074	Sirius XM Radio Inc
5.88%, 04/01/2024(f)	2,201	2,344	3.88%, 08/01/2022(f)	50	51
5.88%, 05/01/2027(f)	1,060	1,110	4.63%, 05/15/2023(f)	710	728
Cengage Learning Inc			5.00%, 08/01/2027(f)	1,751	1,767
9.50%, 06/15/2024(f)	293	264	5.38%, 04/15/2025(f)	570	601
Cequel Communications Holdings I LLC /			5.38%, 07/15/2026(f)	7,905	8,330
Cequel Capital Corp			6.00%, 07/15/2024(f)	1,135	1,211
5.13%, 12/15/2021(f)	800	814	TEGNA Inc
5.13%, 12/15/2021(f)	1,290	1,313	5.13%, 10/15/2019	930	944
6.38%, 09/15/2020(f)	904	922	5.13%, 07/15/2020	750	768
7.75%, 07/15/2025(f)	600	655	5.50%, 09/15/2024(f)	115	120
Clear Channel Worldwide Holdings Inc			6.38%, 10/15/2023	750	796
6.50%, 11/15/2022	602	622	Time Inc
6.50%, 11/15/2022	363	376	5.75%, 04/15/2022(f)	250	252
7.63%, 03/15/2020	1,180	1,179	Tribune Media Co
CSC Holdings LLC			5.88%, 07/15/2022	350	363
5.25%, 06/01/2024	930	926	Unitymedia GmbH
5.50%, 04/15/2027(f)	1,261	1,299	6.13%, 01/15/2025(f)	825	879
6.75%, 11/15/2021	805	888	Unitymedia Hessen GmbH & Co KG /
7.63%, 07/15/2018	805	829	Unitymedia NRW GmbH
8.63%, 02/15/2019	368	394	5.00%, 01/15/2025(f)	765	797
10.88%, 10/15/2025 (f)	1,835	2,248	5.50%, 01/15/2023(f)	630	647
DISH DBS Corp			Univision Communications Inc
5.00%, 03/15/2023	779	754	5.13%, 05/15/2023(f)	2,600	2,633
5.13%, 05/01/2020	400	409	5.13%, 02/15/2025(f)	159	158
5.88%, 07/15/2022	375	377	6.75%, 09/15/2022(f)	553	573
5.88%, 11/15/2024	1,449	1,448	UPCB Finance IV Ltd
6.75%, 06/01/2021	3,070	3,224	5.38%, 01/15/2025(f)	885	905
7.75%, 07/01/2026	1,481	1,619	Urban One Inc
7.88%, 09/01/2019	100	108	7.38%, 04/15/2022(f)	3,220	3,232
EW Scripps Co/The			Viacom Inc
5.13%, 05/15/2025(f)	142	146	5.87%, 02/28/2057	100	99
Gray Television Inc			3 Month LIBOR + 3.90%
5.13%, 10/15/2024(f)	1,180	1,176	6.25%, 02/28/2057	100	99
5.88%, 07/15/2026(f)	345	354	3 Month LIBOR + 3.90%
iHeartCommunications Inc			Videotron Ltd
9.00%, 12/15/2019	857	632	5.00%, 07/15/2022	200	216
9.00%, 03/01/2021	1,050	755	5.13%, 04/15/2027(f)	235	247
11.25%, 03/01/2021 (f)	100	71	5.38%, 06/15/2024(f)	617	666
10.63%, 03/15/2023	500	359	Virgin Media Finance PLC
Lee Enterprises Inc			6.00%, 10/15/2024(f)	510	534
9.50%, 03/15/2022(f)	150	155	6.38%, 04/15/2023(f)	820	855
Liberty Interactive LLC			Virgin Media Secured Finance PLC
8.50%, 07/15/2029	600	669	5.25%, 01/15/2026(f)	100	104
LIN Television Corp			5.50%, 08/15/2026(f)	1,280	1,340
5.88%, 11/15/2022	169	176	Ziggo Bond Finance BV
McClatchy Co/The			5.88%, 01/15/2025(f)	260	267
6.88%, 03/15/2029	400	347	Ziggo Secured Finance BV
Mediacom Broadband LLC / Mediacom			5.50%, 01/15/2027(f)	2,280	2,325
Broadband Corp					$99,486
6.38%, 04/01/2023	375	390	Metal Fabrication & Hardware - 0.25%
Midcontinent Communications / Midcontinent			Grinding Media Inc / Moly-Cop AltaSteel
Finance Corp			Ltd
6.88%, 08/15/2023(f)	100	107	7.38%, 12/15/2023(f)	100	109
Nexstar Broadcasting Inc			Novelis Corp
5.63%, 08/01/2024(f)	320	328	5.88%, 09/30/2026(f)	2,035	2,097
6.13%, 02/15/2022(f)	445	462	6.25%, 08/15/2024(f)	660	696
Quebecor Media Inc					$2,902
5.75%, 01/15/2023	180	195	Mining - 3.02%
Quebecor World PLC			Alcoa Nederland Holding BV
0.00%, 01/15/2025(a),(b),(c)	480	—	6.75%, 09/30/2024(f)	543	604
0.00%, 11/15/2025(a),(b),(c)	1,075	—	Aleris International Inc
0.00%, 08/01/2027(a),(b),(c)	830	—	7.88%, 11/01/2020	100	100

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mining (continued)				Office & Business Equipment (continued)
Aleris International Inc	(continued)			CDW LLC / CDW Finance Corp (continued)
9.50%, 04/01/2021(f)		$615	$656	5.50%, 12/01/2024	$705	$781
Century Aluminum Co						$2,331
7.50%, 06/01/2021(f)		570	584	Oil & Gas - 5.87%
Constellium NV				Alta Mesa Holdings LP / Alta Mesa Finance
5.75%, 05/15/2024(f)		6,370	6,418	Services Corp
6.63%, 03/01/2025(f)		701	727	7.88%, 12/15/2024(f)	100	109
Eldorado Gold Corp				Antero Resources Corp
6.13%, 12/15/2020(f)		200	199	5.00%, 03/01/2025	40	41
First Quantum Minerals Ltd				5.13%, 12/01/2022	1,992	2,047
7.00%, 02/15/2021(f)		810	840	5.38%, 11/01/2021	1,090	1,119
7.25%, 05/15/2022(f)		985	1,029	Ascent Resources Utica Holdings LLC / ARU
FMG Resources August 2006 Pty Ltd				Finance Corp
4.75%, 05/15/2022(f)		893	911	10.00%, 04/01/2022 (f)	975	1,058
5.13%, 05/15/2024(f)		642	661	Baytex Energy Corp
9.75%, 03/01/2022(f)		1,290	1,442	5.13%, 06/01/2021(f)	45	43
Freeport-McMoRan Inc				5.63%, 06/01/2024(f)	93	86
2.38%, 03/15/2018		805	805	Bill Barrett Corp
3.10%, 03/15/2020		150	150	7.00%, 10/15/2022	1,244	1,207
3.55%, 03/01/2022		1,485	1,470	8.75%, 06/15/2025	155	152
3.88%, 03/15/2023		3,510	3,453	California Resources Corp
4.00%, 11/14/2021		480	484	8.00%, 12/15/2022(f)	886	585
4.55%, 11/14/2024		100	100	Callon Petroleum Co
5.40%, 11/14/2034		1,703	1,660	6.13%, 10/01/2024	372	387
5.45%, 03/15/2043		1,602	1,506	Calumet Specialty Products Partners LP /
6.88%, 02/15/2023		100	109	Calumet Finance Corp
Hecla Mining Co				6.50%, 04/15/2021	291	285
6.88%, 05/01/2021		568	582	7.75%, 04/15/2023	600	584
Hudbay Minerals Inc				11.50%, 01/15/2021 (f)	50	58
7.25%, 01/15/2023(f)		195	209	Carrizo Oil & Gas Inc
7.63%, 01/15/2025(f)		715	788	6.25%, 04/15/2023	386	393
Joseph T Ryerson & Son Inc				7.50%, 09/15/2020	100	102
11.00%, 05/15/2022 (f)		300	339	Chesapeake Energy Corp
Kaiser Aluminum Corp				4.88%, 04/15/2022	665	615
5.88%, 05/15/2024		234	252	5.38%, 06/15/2021	430	414
Kinross Gold Corp				6.13%, 02/15/2021	806	814
4.50%, 07/15/2027(f)		100	101	6.63%, 08/15/2020	50	51
5.13%, 09/01/2021		200	212	8.00%, 12/15/2022(f)	303	326
Lundin Mining Corp				8.00%, 01/15/2025(f)	1,155	1,155
7.50%, 11/01/2020(f)		265	276	8.00%, 06/15/2027(f)	1,968	1,898
7.88%, 11/01/2022(f)		350	379	Comstock Resources Inc
Northwest Acquisitions ULC / Dominion				10.00%, PIK 12.25%, 03/15/2020(g),(h)	150	155
Finco Inc				Continental Resources Inc/OK
7.13%, 11/01/2022(f)		3,880	4,006	3.80%, 06/01/2024	855	830
Teck Resources Ltd				4.50%, 04/15/2023	1,091	1,104
4.75%, 01/15/2022		982	1,036	4.90%, 06/01/2044	660	615
5.40%, 02/01/2043		315	321	5.00%, 09/15/2022	831	840
6.00%, 08/15/2040		385	427	Delek Logistics Partners LP
6.13%, 10/01/2035		400	453	6.75%, 05/15/2025(f)	636	648
6.25%, 07/15/2041		1,200	1,371	Diamond Offshore Drilling Inc
8.50%, 06/01/2024(f)		403	461	4.88%, 11/01/2043	575	431
			$35,121	7.88%, 08/15/2025	230	246
Miscellaneous Manufacturers - 0.39%				Diamondback Energy Inc
Bombardier Inc				4.75%, 11/01/2024	113	115
4.75%, 04/15/2019(f)		528	537	Eclipse Resources Corp
5.75%, 03/15/2022(f)		50	50	8.88%, 07/15/2023	100	102
6.00%, 10/15/2022(f)		575	567	Ensco PLC
6.13%, 01/15/2023(f)		757	756	4.50%, 10/01/2024	100	82
7.50%, 03/15/2025(f)		1,148	1,185	5.20%, 03/15/2025	296	249
7.75%, 03/15/2020(f)		100	107	EP Energy LLC / Everest Acquisition Finance
Gates Global LLC / Gates Global Co				Inc
6.00%, 07/15/2022(f)		1,120	1,152	6.38%, 06/15/2023	2,500	1,487
Koppers Inc				7.75%, 09/01/2022	906	557
6.00%, 02/15/2025(f)		204	219	8.00%, 11/29/2024(f)	304	310
			$4,573	8.00%, 02/15/2025(f)	905	670
Office & Business Equipment - 0.20%				9.38%, 05/01/2020	2,732	2,294
CDW LLC / CDW Finance Corp				Extraction Oil & Gas Inc / Extraction Finance
5.00%, 09/01/2023		1,063	1,110	Corp
5.00%, 09/01/2025		420	440	7.88%, 07/15/2021(f)	755	800
				Gulfport Energy Corp
				6.00%, 10/15/2024	302	302
				6.38%, 05/15/2025	100	102

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Oil & Gas (continued)
Halcon Resources Corp			Sable Permian Resources LLC / AEPB
6.75%, 02/15/2025(f)	$624	$638	Finance Corp
Hilcorp Energy I LP / Hilcorp Finance Co			7.38%, 11/01/2021(f)	$200	$171
5.00%, 12/01/2024(f)	516	513	Sanchez Energy Corp
Jonah Energy LLC / Jonah Energy Finance			6.13%, 01/15/2023	1,445	1,207
Corp			7.75%, 06/15/2021	560	521
7.25%, 10/15/2025(f)	100	100	SM Energy Co
Jones Energy Holdings LLC / Jones Energy			5.00%, 01/15/2024	939	896
Finance Corp			5.63%, 06/01/2025	100	97
6.75%, 04/01/2022	2,450	1,905	6.13%, 11/15/2022	914	919
Laredo Petroleum Inc			6.50%, 11/15/2021	73	74
5.63%, 01/15/2022	100	102	6.75%, 09/15/2026	100	103
7.38%, 05/01/2022	950	989	Southwestern Energy Co
Matador Resources Co			4.10%, 03/15/2022	150	147
6.88%, 04/15/2023	100	106	6.70%, 01/23/2025	100	102
MEG Energy Corp			7.50%, 04/01/2026	100	104
6.38%, 01/30/2023(f)	4,499	4,116	7.75%, 10/01/2027	500	520
6.50%, 01/15/2025(f)	245	244	Sunoco LP / Sunoco Finance Corp
7.00%, 03/31/2024(f)	3,790	3,440	5.50%, 08/01/2020	100	103
Murphy Oil Corp			6.25%, 04/15/2021	633	663
4.70%, 12/01/2022	100	100	6.38%, 04/01/2023	405	430
5.75%, 08/15/2025	100	103	Transocean Inc
Nabors Industries Inc			5.80%, 10/15/2022	197	193
4.63%, 09/15/2021	150	145	6.80%, 03/15/2038	954	775
5.00%, 09/15/2020	50	51	7.50%, 04/15/2031	190	170
5.10%, 09/15/2023	43	41	9.00%, 07/15/2023(f)	944	1,024
5.50%, 01/15/2023	533	508	Tullow Oil PLC
Newfield Exploration Co			6.00%, 11/01/2020(f)	150	151
5.38%, 01/01/2026	705	749	Ultra Resources Inc
5.75%, 01/30/2022	150	161	6.88%, 04/15/2022(f)	2,345	2,368
Noble Holding International Ltd			Unit Corp
5.25%, 03/15/2042	320	203	6.63%, 05/15/2021	744	747
6.05%, 03/01/2041	500	331	Whiting Petroleum Corp
6.20%, 08/01/2040	236	159	5.00%, 03/15/2019	1,181	1,191
Oasis Petroleum Inc			5.75%, 03/15/2021	1,147	1,155
6.50%, 11/01/2021	1,101	1,120	6.25%, 04/01/2023	930	928
6.88%, 03/15/2022	880	902	WildHorse Resource Development Corp
Parker Drilling Co			6.88%, 02/01/2025(f)	600	596
6.75%, 07/15/2022	656	533	WPX Energy Inc
Parsley Energy LLC / Parsley Finance Corp			5.25%, 09/15/2024	695	698
5.38%, 01/15/2025(f)	100	102	6.00%, 01/15/2022	1,050	1,093
PBF Holding Co LLC / PBF Finance Corp			8.25%, 08/01/2023	100	113
7.00%, 11/15/2023	367	382			$68,363
7.25%, 06/15/2025(f)	615	636	Oil & Gas Services - 0.69%
PDC Energy Inc			Archrock Partners LP / Archrock Partners
6.13%, 09/15/2024	360	376	Finance Corp
7.75%, 10/15/2022	100	104	6.00%, 10/01/2022	286	284
Precision Drilling Corp			CSI Compressco LP / CSI Compressco
5.25%, 11/15/2024	1,074	996	Finance Inc
6.50%, 12/15/2021	729	736	7.25%, 08/15/2022	298	270
Pride International LLC			Forum Energy Technologies Inc
6.88%, 08/15/2020	100	103	6.25%, 10/01/2021	1,580	1,576
QEP Resources Inc			KCA Deutag UK Finance PLC
5.25%, 05/01/2023	142	140	7.25%, 05/15/2021(f)	822	791
5.38%, 10/01/2022	468	464	9.88%, 04/01/2022(f)	491	514
6.88%, 03/01/2021	327	347	McDermott International Inc
Range Resources Corp			8.00%, 05/01/2021(f)	100	103
4.88%, 05/15/2025	516	498	Sea Trucks Group Ltd
5.00%, 08/15/2022	1,450	1,432	0.00%, 03/26/2018(a),(f)	683	239
5.00%, 03/15/2023	489	484	SESI LLC
5.75%, 06/01/2021	50	51	7.13%, 12/15/2021	930	951
Rice Energy Inc			7.75%, 09/15/2024(f)	100	103
6.25%, 05/01/2022	100	105	Transocean Phoenix 2 Ltd
Rowan Cos Inc			7.75%, 10/15/2024(f)	90	97
4.88%, 06/01/2022	400	377	Transocean Proteus Ltd
5.85%, 01/15/2044	430	346	6.25%, 12/01/2024(f)	1,350	1,416
7.38%, 06/15/2025	395	398	Trinidad Drilling Ltd
RSP Permian Inc			6.63%, 02/15/2025(f)	246	239
6.63%, 10/01/2022	175	184	Weatherford International Ltd
Sable Permian Resources Land LLC			4.50%, 04/15/2022	596	539
13.00%, 11/30/2020 (f)	100	116	6.50%, 08/01/2036	169	141
			6.75%, 09/15/2040	50	42
			7.00%, 03/15/2038	220	191

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas Services (continued)				Pharmaceuticals (continued)
Weatherford International Ltd	(continued)			Valeant Pharmaceuticals International
7.75%, 06/15/2021		$150	$155	Inc (continued)
8.25%, 06/15/2023		100	101	7.50%, 07/15/2021(f)	$473	$465
9.63%, 03/01/2019		100	106	Vizient Inc
9.88%, 02/15/2024		136	146	10.38%, 03/01/2024 (f)	100	114
			$8,004			$12,965
Packaging & Containers - 1.89%				Pipelines - 3.07%
Ardagh Packaging Finance PLC / Ardagh				American Midstream Partners LP / American
Holdings USA Inc				Midstream Finance Corp
4.25%, 09/15/2022(f)		725	747	8.50%, 12/15/2021(f)	250	259
6.00%, 02/15/2025(f)		1,590	1,687	Andeavor Logistics LP / Tesoro Logistics
7.25%, 05/15/2024(f)		575	632	Finance Corp
Ball Corp				5.50%, 10/15/2019	100	105
4.38%, 12/15/2020		510	535	5.88%, 10/01/2020	100	102
5.00%, 03/15/2022		1,220	1,318	6.13%, 10/15/2021	270	279
5.25%, 07/01/2025		298	327	6.25%, 10/15/2022	628	669
Berry Global Inc				6.38%, 05/01/2024	300	329
5.13%, 07/15/2023		1,545	1,622	Antero Midstream Partners LP / Antero
5.50%, 05/15/2022		100	104	Midstream Finance Corp
BWAY Holding Co				5.38%, 09/15/2024	940	978
5.50%, 04/15/2024(f)		1,389	1,448	Blue Racer Midstream LLC / Blue Racer
7.25%, 04/15/2025(f)		700	726	Finance Corp
Coveris Holdings SA				6.13%, 11/15/2022(f)	330	344
7.88%, 11/01/2019(f)		100	97	Cheniere Corpus Christi Holdings LLC
Crown Americas LLC / Crown Americas				5.13%, 06/30/2027(f)	780	805
Capital Corp V				5.88%, 03/31/2025	1,020	1,104
4.25%, 09/30/2026		395	395	7.00%, 06/30/2024	580	662
Flex Acquisition Co Inc				Cheniere Energy Partners LP
6.88%, 01/15/2025(f)		218	225	5.25%, 10/01/2025(f)	2,288	2,356
Graphic Packaging International Inc				Crestwood Midstream Partners LP /
4.88%, 11/15/2022		300	320	Crestwood Midstream Finance Corp
Owens-Brockway Glass Container Inc				5.75%, 04/01/2025	792	813
5.00%, 01/15/2022(f)		50	53	6.25%, 04/01/2023	695	723
5.38%, 01/15/2025(f)		200	214	DCP Midstream Operating LP
5.88%, 08/15/2023(f)		373	409	3.88%, 03/15/2023	708	703
6.38%, 08/15/2025(f)		83	94	4.75%, 09/30/2021(f)	221	228
Plastipak Holdings Inc				4.95%, 04/01/2022	154	160
6.25%, 10/15/2025(f)		4,650	4,742	5.35%, 03/15/2020(f)	150	156
Reynolds Group Issuer Inc / Reynolds Group				5.60%, 04/01/2044	430	411
Issuer LLC / Reynolds Group Issuer				5.85%, 05/21/2043(f)	905	861
(Luxembourg) S.A.				3 Month LIBOR + 7.70%
5.13%, 07/15/2023(f)		2,465	2,567	6.45%, 11/03/2036(f)	460	486
5.75%, 10/15/2020		1,660	1,689	6.75%, 09/15/2037(f)	1,105	1,188
6.88%, 02/15/2021		460	472	8.13%, 08/16/2030	205	242
7.00%, 07/15/2024(f)		100	107	9.75%, 03/15/2019(f)	300	327
Sealed Air Corp				Energy Transfer Equity LP
5.13%, 12/01/2024(f)		350	375	5.50%, 06/01/2027	100	106
5.50%, 09/15/2025(f)		765	844	5.88%, 01/15/2024	1,565	1,698
6.50%, 12/01/2020(f)		200	221	7.50%, 10/15/2020	990	1,114
			$21,970	Genesis Energy LP / Genesis Energy Finance
Pharmaceuticals - 1.11%				Corp
Endo Dac / Endo Finance LLC / Endo Finco				5.63%, 06/15/2024	660	653
Inc				5.75%, 02/15/2021	30	30
5.88%, 10/15/2024(f)		200	210	6.75%, 08/01/2022	320	330
6.00%, 07/15/2023(f)		2,000	1,620	Holly Energy Partners LP / Holly Energy
6.00%, 02/01/2025(f)		1,125	894	Finance Corp
Endo Finance LLC / Endo Finco Inc				6.00%, 08/01/2024(f)	368	385
5.38%, 01/15/2023(f)		845	680	Martin Midstream Partners LP / Martin
Valeant Pharmaceuticals International				Midstream Finance Corp
6.38%, 10/15/2020(f)		541	538	7.25%, 02/15/2021	340	346
6.75%, 08/15/2021(f)		643	623	NGPL PipeCo LLC
7.25%, 07/15/2022(f)		50	48	4.38%, 08/15/2022(f)	200	206
Valeant Pharmaceuticals International Inc				4.88%, 08/15/2027(f)	371	384
5.38%, 03/15/2020(f)		850	836	Niska Gas Storage Ltd / Niska Gas Storage
5.50%, 03/01/2023(f)		2,627	2,207	Canada Finance Corp
5.50%, 11/01/2025(f)		395	404	6.50%, 04/01/2019	50	51
5.63%, 12/01/2021(f)		250	228	NuStar Logistics LP
5.88%, 05/15/2023(f)		3,264	2,758	4.75%, 02/01/2022	180	183
6.13%, 04/15/2025(f)		400	336	4.80%, 09/01/2020	565	587
6.50%, 03/15/2022(f)		435	461	5.63%, 04/28/2027	310	327
7.00%, 03/15/2024(f)		502	543	6.75%, 02/01/2021	333	361

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)			REITs (continued)
PBF Logistics LP / PBF Logistics Finance			Iron Mountain US Holdings Inc
Corp			5.38%, 06/01/2026(f)	$250	$261
6.88%, 05/15/2023	$232	$240	iStar Inc
Rockies Express Pipeline LLC			4.63%, 09/15/2020	150	153
5.63%, 04/15/2020(f)	995	1,055	5.00%, 07/01/2019	100	101
6.00%, 01/15/2019(f)	100	104	5.25%, 09/15/2022	100	102
6.88%, 04/15/2040(f)	215	240	6.00%, 04/01/2022	300	312
7.50%, 07/15/2038(f)	210	243	6.50%, 07/01/2021	500	523
SemGroup Corp			MGM Growth Properties Operating
7.25%, 03/15/2026(f)	295	300	Partnership LP / MGP Finance Co-Issuer Inc
SemGroup Corp / Rose Rock Finance Corp			5.63%, 05/01/2024	265	286
5.63%, 07/15/2022	247	243	MPT Operating Partnership LP / MPT Finance
5.63%, 11/15/2023	1,795	1,754	Corp
Summit Midstream Holdings LLC / Summit			5.00%, 10/15/2027	1,470	1,510
Midstream Finance Corp			5.25%, 08/01/2026	1,255	1,307
5.50%, 08/15/2022	514	520	5.50%, 05/01/2024	1,365	1,445
5.75%, 04/15/2025	1,682	1,715	6.38%, 03/01/2024	100	108
Tallgrass Energy Partners LP / Tallgrass			QCP SNF West/Central/East/AL REIT LLC
Energy Finance Corp			8.13%, 11/01/2023(f)	100	104
5.50%, 09/15/2024(f)	560	579	Sabra Health Care LP / Sabra Capital Corp
5.50%, 01/15/2028(f)	100	103	5.50%, 02/01/2021	1,360	1,402
Targa Resources Partners LP / Targa			SBA Communications Corp
Resources Partners Finance Corp			4.00%, 10/01/2022(f)	200	203
4.13%, 11/15/2019	100	101	4.88%, 07/15/2022	470	485
4.25%, 11/15/2023	1,335	1,328	4.88%, 09/01/2024	373	383
5.00%, 01/15/2028(f)	830	832	Starwood Property Trust Inc
5.13%, 02/01/2025	605	623	5.00%, 12/15/2021	150	157
5.25%, 05/01/2023	770	792	Uniti Group LP / Uniti Fiber Holdings Inc /
5.38%, 02/01/2027	270	281	CSL Capital LLC
6.75%, 03/15/2024	765	824	7.13%, 12/15/2024(f)	1,035	955
Williams Cos Inc/The			Uniti Group LP / Uniti Group Finance Inc /
3.70%, 01/15/2023	575	580	CSL Capital LLC
5.75%, 06/24/2044	1,025	1,087	6.00%, 04/15/2023(f)	832	833
7.50%, 01/15/2031	485	588	8.25%, 10/15/2023	7,370	7,094
7.75%, 06/15/2031	245	299			$27,426
7.88%, 09/01/2021	200	235	Retail - 1.68%
		$35,717	1011778 BC ULC / New Red Finance Inc
Private Equity - 0.28%			4.25%, 05/15/2024(f)	3,216	3,239
Icahn Enterprises LP / Icahn Enterprises			4.63%, 01/15/2022(f)	390	399
Finance Corp			5.00%, 10/15/2025(f)	495	504
4.88%, 03/15/2019	1,440	1,447	5.00%, 10/15/2025(f)	100	102
5.88%, 02/01/2022	920	951	Asbury Automotive Group Inc
6.00%, 08/01/2020	200	206	6.00%, 12/15/2024	100	106
6.25%, 02/01/2022	387	404	Caleres Inc
6.75%, 02/01/2024	257	272	6.25%, 08/15/2023	310	326
		$3,280	Claire's Stores Inc
Real Estate - 0.07%			6.13%, 03/15/2020(f)	728	415
Howard Hughes Corp/The			9.00%, 03/15/2019(f)	527	323
5.38%, 03/15/2025(f)	100	103	Cumberland Farms Inc
Kennedy-Wilson Inc			6.75%, 05/01/2025(f)	127	135
5.88%, 04/01/2024	100	104	Dollar Tree Inc
Realogy Group LLC / Realogy Co-Issuer			5.75%, 03/01/2023	930	975
Corp			Ferrellgas LP / Ferrellgas Finance Corp
4.50%, 04/15/2019(f)	550	562	6.50%, 05/01/2021	100	95
5.25%, 12/01/2021(f)	50	52	6.75%, 01/15/2022	50	47
		$821	6.75%, 06/15/2023	210	195
REITs - 2.36%			Ferrellgas Partners LP / Ferrellgas Partners
CyrusOne LP / CyrusOne Finance Corp			Finance Corp
5.00%, 03/15/2024(f)	302	317	8.63%, 06/15/2020	500	446
5.38%, 03/15/2027(f)	342	366	FirstCash Inc
Equinix Inc			5.38%, 06/01/2024(f)	114	119
5.38%, 01/01/2022	404	422	GameStop Corp
			6.75%, 03/15/2021(f)	200	209
5.38%, 04/01/2023	300	310
5.38%, 05/15/2027	285	305	Gap Inc/The
5.75%, 01/01/2025	755	810	5.95%, 04/12/2021	750	810
5.88%, 01/15/2026	863	936	Golden Nugget Inc
ESH Hospitality Inc			6.75%, 10/15/2024(f)	1,161	1,181
5.25%, 05/01/2025(f)	2,244	2,320	8.75%, 10/01/2025(f)	100	103
Iron Mountain Inc			Group 1 Automotive Inc
4.88%, 09/15/2027(f)	396	401	5.00%, 06/01/2022	50	52
			5.25%, 12/15/2023(f)	280	288
5.75%, 08/15/2024	1,940	1,989
6.00%, 08/15/2023	1,450	1,526

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Retail (continued)			Software (continued)
KFC Holding Co/Pizza Hut Holdings			Camelot Finance SA
LLC/Taco Bell of America LLC			7.88%, 10/15/2024(f)	$835	$898
4.75%, 06/01/2027(f)	$1,090	$1,119	CDK Global Inc
5.00%, 06/01/2024(f)	100	106	3.80%, 10/15/2019	100	102
5.25%, 06/01/2026(f)	1,135	1,206	4.88%, 06/01/2027(f)	100	104
L Brands Inc			Change Healthcare Holdings LLC / Change
5.63%, 02/15/2022	150	160	Healthcare Finance Inc
5.63%, 10/15/2023	100	107	5.75%, 03/01/2025(f)	100	102
6.63%, 04/01/2021	100	110	CURO Financial Technologies Corp
6.75%, 07/01/2036	450	440	12.00%, 03/01/2022 (f)	365	400
6.88%, 11/01/2035	361	358	First Data Corp
7.00%, 05/01/2020	200	220	5.00%, 01/15/2024(f)	2,370	2,462
8.50%, 06/15/2019	50	55	5.38%, 08/15/2023(f)	100	104
Neiman Marcus Group Ltd LLC			5.75%, 01/15/2024(f)	1,282	1,341
8.00%, 10/15/2021(f)	800	472	7.00%, 12/01/2023(f)	2,393	2,561
New Albertson's Inc			Genesys Telecommunications Laboratories
6.63%, 06/01/2028	325	249	Inc/Greeneden Lux 3 Sarl
7.75%, 06/15/2026	310	272	10.00%, 11/30/2024 (f)	987	1,114
8.70%, 05/01/2030	165	147	Infor Software Parent LLC / Infor Software
Penske Automotive Group Inc			Parent Inc
5.50%, 05/15/2026	611	629	7.13%, PIK 7.88%, 05/01/2021(f),(g),(h)	1,758	1,806
PetSmart Inc			Infor US Inc
5.88%, 06/01/2025(f)	867	757	5.75%, 08/15/2020(f)	216	222
7.13%, 03/15/2023(f)	805	614	6.50%, 05/15/2022	937	977
8.88%, 06/01/2025(f)	385	303	Informatica LLC
PVH Corp			7.13%, 07/15/2023(f)	375	382
4.50%, 12/15/2022	100	102	j2 Cloud Services LLC / j2 Global Co-Obligor
QVC Inc			Inc
5.45%, 08/15/2034	405	403	6.00%, 07/15/2025(f)	824	867
Rite Aid Corp			MSCI Inc
6.75%, 06/15/2021	257	255	4.75%, 08/01/2026(f)	385	401
9.25%, 03/15/2020	50	51	5.25%, 11/15/2024(f)	1,470	1,555
Sally Holdings LLC / Sally Capital Inc			5.75%, 08/15/2025(f)	1,035	1,118
5.50%, 11/01/2023	50	51	Nuance Communications Inc
5.63%, 12/01/2025	275	273	5.38%, 08/15/2020(f)	340	345
Sonic Automotive Inc			5.63%, 12/15/2026(f)	405	430
6.13%, 03/15/2027	125	129	6.00%, 07/01/2024	1,310	1,414
Staples Inc			Open Text Corp
8.50%, 09/15/2025(f)	780	688	5.63%, 01/15/2023(f)	235	245
Suburban Propane Partners LP/Suburban			5.88%, 06/01/2026(f)	1,684	1,825
Energy Finance Corp			Quintiles IMS Inc
5.50%, 06/01/2024	100	100	4.88%, 05/15/2023(f)	100	104
Yum! Brands Inc			5.00%, 10/15/2026(f)	1,075	1,142
3.75%, 11/01/2021	50	51	Rackspace Hosting Inc
		$19,496	8.63%, 11/15/2024(f)	1,880	1,980
Semiconductors - 0.81%			RP Crown Parent LLC
Advanced Micro Devices Inc			7.38%, 10/15/2024(f)	697	725
7.00%, 07/01/2024	690	730	Solera LLC / Solera Finance Inc
Amkor Technology Inc			10.50%, 03/01/2024 (f)	615	701
6.38%, 10/01/2022	1,270	1,310	SS&C Technologies Holdings Inc
Micron Technology Inc			5.88%, 07/15/2023	400	422
5.25%, 08/01/2023(f)	816	853			$26,461
5.25%, 01/15/2024(f)	572	601	Telecommunications - 7.14%
5.50%, 02/01/2025	825	877	Anixter Inc
5.63%, 01/15/2026(f)	330	351	5.13%, 10/01/2021	100	106
NXP BV / NXP Funding LLC			C&W Senior Financing Designated Activity
4.13%, 06/15/2020(f)	200	208	Co
4.13%, 06/01/2021(f)	1,385	1,448	6.88%, 09/15/2027(f)	100	104
4.63%, 06/15/2022(f)	762	816	CenturyLink Inc
4.63%, 06/01/2023(f)	100	108	5.63%, 04/01/2020	300	313
Qorvo Inc			5.80%, 03/15/2022	200	203
6.75%, 12/01/2023	294	318	6.45%, 06/15/2021	765	808
Sensata Technologies BV			6.75%, 12/01/2023	485	504
5.00%, 10/01/2025(f)	596	632	6.88%, 01/15/2028	4,870	4,845
Sensata Technologies UK Financing Co PLC			7.50%, 04/01/2024	100	106
6.25%, 02/15/2026(f)	1,033	1,131	7.65%, 03/15/2042	400	365
		$9,383	Cincinnati Bell Inc
Software - 2.27%			7.00%, 07/15/2024(f)	629	627
BMC Software Finance Inc			Citizens Communications Co
8.13%, 07/15/2021(f)	500	512	7.13%, 03/15/2019	200	201
Boxer Parent Co Inc
9.00%, PIK 9.75%, 10/15/2019(f),(g),(h)	100	100

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Telecommunications (continued)			Telecommunications (continued)
CommScope Inc			Sprint Communications Inc (continued)
5.50%, 06/15/2024(f)	$662	$689	9.00%, 11/15/2018(f)	$791	$839
CommScope Technologies LLC			11.50%, 11/15/2021	374	468
5.00%, 03/15/2027(f)	380	370	Sprint Corp
6.00%, 06/15/2025(f)	1,370	1,447	7.13%, 06/15/2024	4,588	4,960
Consolidated Communications Inc			7.25%, 09/15/2021	1,388	1,513
6.50%, 10/01/2022	400	392	7.63%, 02/15/2025	832	912
Embarq Corp			7.88%, 09/15/2023	3,915	4,375
8.00%, 06/01/2036	5,119	5,164	Telecom Italia Capital SA
Frontier Communications Corp			6.00%, 09/30/2034	1,092	1,224
6.25%, 09/15/2021	900	737	6.38%, 11/15/2033	458	531
6.88%, 01/15/2025	100	74	7.20%, 07/18/2036	400	496
7.13%, 01/15/2023	490	376	7.72%, 06/04/2038	550	712
7.63%, 04/15/2024	605	462	Telefonaktiebolaget LM Ericsson
8.13%, 10/01/2018	370	377	4.13%, 05/15/2022	100	101
8.50%, 04/15/2020	340	336	Telesat Canada / Telesat LLC
8.75%, 04/15/2022	150	124	8.88%, 11/15/2024(f)	100	112
9.00%, 08/15/2031	2,268	1,763	T-Mobile USA Inc
9.25%, 07/01/2021	756	675	6.00%, 03/01/2023	2,027	2,136
11.00%, 09/15/2025	6,174	5,240	6.00%, 04/15/2024	752	805
10.50%, 09/15/2022	719	627	6.13%, 01/15/2022	990	1,030
Gogo Intermediate Holdings LLC / Gogo			6.38%, 03/01/2025	1,542	1,665
Finance Co Inc			6.50%, 01/15/2024	312	333
12.50%, 07/01/2022 (f)	100	113	6.63%, 04/01/2023	773	812
GTT Communications Inc			6.84%, 04/28/2023	363	383
7.88%, 12/31/2024(f)	6,120	6,526	ViaSat Inc
Hughes Satellite Systems Corp			5.63%, 09/15/2025(f)	305	308
5.25%, 08/01/2026	850	869	West Corp
6.50%, 06/15/2019	538	570	5.38%, 07/15/2022(f)	100	101
6.63%, 08/01/2026	320	338	Wind Acquisition Finance SA
7.63%, 06/15/2021	320	358	4.75%, 07/15/2020(f)	1,155	1,169
Intelsat Jackson Holdings SA			7.38%, 04/23/2021(f)	830	862
5.50%, 08/01/2023	2,090	1,782	Wind Tre SpA
7.25%, 10/15/2020	652	627	5.00%, 01/20/2026(f),(i)	1,350	1,359
7.50%, 04/01/2021	1,350	1,279	Windstream Services LLC
8.00%, 02/15/2024(f)	1,180	1,251	7.50%, 06/01/2022	187	139
9.50%, 09/30/2022(f)	100	117	7.50%, 04/01/2023	157	117
Intelsat Luxembourg SA			7.75%, 10/15/2020	100	89
7.75%, 06/01/2021	700	439	7.75%, 10/01/2021	928	701
8.13%, 06/01/2023	565	343			$83,038
Koninklijke KPN NV			Textiles - 0.01%
7.00%, 03/28/2073(f)	100	114
USSW10 Index Spread + 5.33%			Springs Industries Inc
			6.25%, 06/01/2021	100	103
Level 3 Financing Inc
5.13%, 05/01/2023	1,197	1,226	Transportation - 0.17%
5.25%, 03/15/2026	380	393	Bluewater Holding BV
5.38%, 08/15/2022	420	433	10.00%, PIK 10.81%, 12/10/2019(f),(g),(h)	200	199
5.38%, 01/15/2024	1,502	1,560	CEVA Group PLC
5.38%, 05/01/2025	883	923	9.00%, 09/01/2021(f)	500	459
5.63%, 02/01/2023	100	103	Hornbeck Offshore Services Inc
6.13%, 01/15/2021	50	51	5.00%, 03/01/2021	200	106
Nokia OYJ			Navios Maritime Holdings Inc / Navios
3.38%, 06/12/2022	420	418	Maritime Finance II US Inc
4.38%, 06/12/2027	220	220	7.38%, 01/15/2022(f)	100	82
5.38%, 05/15/2019	50	52	Teekay Corp
6.63%, 05/15/2039	216	247	8.50%, 01/15/2020	250	253
Plantronics Inc			XPO Logistics Inc
5.50%, 05/31/2023(f)	336	350	6.13%, 09/01/2023(f)	155	163
Qwest Capital Funding Inc			6.50%, 06/15/2022(f)	705	739
6.88%, 07/15/2028	379	359			$2,001
7.75%, 02/15/2031	305	293	Trucking & Leasing - 0.55%
Qwest Corp			Park Aerospace Holdings Ltd
6.88%, 09/15/2033	1,360	1,336	4.50%, 03/15/2023(f)	732	733
SoftBank Group Corp			5.25%, 08/15/2022(f)	2,903	3,019
4.50%, 04/15/2020(f)	1,713	1,769	5.50%, 02/15/2024(f)	2,567	2,663
Sprint Capital Corp					$6,415
6.88%, 11/15/2028	167	178
			TOTAL BONDS		$991,864
6.90%, 05/01/2019	200	211
8.75%, 03/15/2032	593	719
Sprint Communications Inc
6.00%, 11/15/2022	649	681
7.00%, 03/01/2020(f)	914	992
7.00%, 08/15/2020	474	511

See accompanying notes.

Schedule of Investments High Yield Fund I

October 31, 2017

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Retail - 0.00%			Electric - 0.19%
Nebraska Book Holdings Inc			Calpine Corp, Term Loan B6
2.00%, PIK 2.00%, 04/01/2026(b),(c),(f),(g),(h)	$405	$—	4.09%, 01/15/2023(j)	$584	$587
			US LIBOR + 2.75%
TOTAL CONVERTIBLE BONDS		$—	Vistra Operations Co LLC, Term Loan B
SENIOR FLOATING RATE INTERESTS -	Principal		4.01%, 08/04/2023(j)	1,118	1,121
11.02%	Amount (000's)	Value (000's)	US LIBOR + 2.75%
Advertising - 0.52%			Vistra Operations Co LLC, Term Loan B2
Advantage Sales & Marketing Inc, Term			4.01%, 12/13/2023(j)	227	229
Loan			US LIBOR + 2.75%
8.02%, 07/25/2022(j)	$1,575	$1,312	Vistra Operations Co LLC, Term Loan C
US LIBOR + 6.50%			4.08%, 08/04/2023(j)	257	257
Getty Images Inc, Term Loan B			US LIBOR + 2.75%
4.83%, 10/03/2019(j)	5,500	4,794			$2,194
US LIBOR + 3.50%			Electronics - 0.16%
Vertis Inc, Term Loan EXIT			Lully Finance LLC, Term Loan B1
0.00%, 12/31/2016(a),(b),(c),(j)	1,359	—	0.00%, 10/16/2023(j),(k)	1,880	1,819
US LIBOR + 9.50%			US LIBOR + 8.50%
		$6,106
Agriculture - 0.34%			Entertainment - 0.11%
NVA Holdings Inc/United States, Term Loan			Cowlitz Tribal Gaming Authority, Term Loan
0.00%, 08/08/2022(j),(k)	3,950	3,975	B
US LIBOR + 7.00%			11.73%, 10/02/2020 (j)	835	935
			US LIBOR + 10.50%
Automobile Parts & Equipment - 0.58%			SeaWorld Parks & Entertainment Inc, Term
Truck Hero Inc, Term Loan			Loan B5
0.00%, 05/16/2024(j),(k)	2,700	2,696	4.33%, 04/02/2023(j)	417	409
US LIBOR + 4.00%			US LIBOR + 3.00%
0.00%, 05/16/2025(j),(k)	4,020	4,015			$1,344
US LIBOR + 4.00%			Food - 0.13%
		$6,711	B&G Foods Inc, Term Loan B
Biotechnology - 0.04%			3.48%, 11/02/2022(j)	196	197
Concordia International Corp, Term Loan B			US LIBOR + 2.25%
5.48%, 10/21/2021(j)	603	502	Moran Foods LLC, Term Loan B
US LIBOR + 4.25%			7.24%, 12/01/2023(j)	953	848
			US LIBOR + 6.00%
Commercial Services - 0.11%			SUPERVALU Inc, Delay-Draw Term Loan B-
ServiceMaster Co LLC/The, Term Loan B			DD
3.73%, 11/08/2023(j)	622	625	4.74%, 06/02/2024(j)	166	161
US LIBOR + 2.50%			US LIBOR + 3.50%
Syniverse Holdings Inc, Term Loan B			SUPERVALU Inc, Term Loan B
4.31%, 04/23/2019(j)	546	531	4.74%, 06/02/2024(j)	277	269
US LIBOR + 3.00%			US LIBOR + 3.50%
4.33%, 04/23/2019(j)	97	95			$1,475
US LIBOR + 3.00%			Healthcare - Services - 2.03%
		$1,251	BCPE Eagle Buyer LLC, Term Loan
Computers - 0.54%			0.00%, 03/16/2025(j),(k)	6,940	6,949
Harland Clarke Holdings Corp, Term Loan			US LIBOR + 8.00%
B6			Envision Healthcare Corp, Term Loan C
6.83%, 02/09/2022(j)	454	454	4.24%, 11/17/2023(j)	637	639
US LIBOR + 5.50%			US LIBOR + 3.00%
McAfee LLC, Term Loan			Heartland Dental LLC, Term Loan
5.83%, 09/27/2024(j)	765	770	0.00%, 07/26/2024(j),(k)	800	804
Optiv Security Inc, Term Loan			US LIBOR + 8.50%
4.56%, 02/01/2024(j)	3,380	3,183	Jaguar Holding Co II, Term Loan
US LIBOR + 3.25%			4.04%, 08/18/2022(j)	420	422
8.56%, 01/13/2025(j)	1,690	1,555	US LIBOR + 2.75%
US LIBOR + 7.25%			MPH Acquisition Holdings LLC, Term Loan
Presidio LLC, Term Loan			B
4.58%, 02/02/2022(j)	369	371	4.33%, 05/25/2023(j)	362	365
US LIBOR + 3.50%			US LIBOR + 3.00%
		$6,333	Opal Acquisition Inc, Term Loan B
			0.00%, 11/20/2020(j),(k)	3,370	3,233
Cosmetics & Personal Care - 0.30%
Revlon Consumer Products Corp, Term Loan			US LIBOR + 4.00%
B			Tennessee Merger Sub Inc, Term Loan
4.73%, 07/21/2023(j)	345	297	3.99%, 01/12/2024(j)	982	974
US LIBOR + 3.50%			US Renal Care Inc, Term Loan
			5.58%, 12/30/2022(j)	3,280	3,166
Wellness Merger Sub Inc, Term Loan			US LIBOR + 4.25%
0.00%, 06/27/2025(j),(k)	3,240	3,145
			9.33%, 11/17/2023(j)	7,340	7,120
		$3,442	US LIBOR + 8.00%

					$23,672

See accompanying notes.

Schedule of Investments High Yield Fund I

October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Internet - 0.32%			Oil & Gas - 0.47%
Go Daddy Operating Co LLC, Term Loan B			Chesapeake Energy Corp, Term Loan 1.5
3.73%, 02/15/2024(j)	$249	$250	8.81%, 08/17/2021(j)	$2,570	$2,755
US LIBOR + 2.50%			US LIBOR + 7.50%
Match Group Inc, Term Loan B1			MEG Energy Corp, Term Loan B
3.81%, 11/16/2022(j)	277	280	4.83%, 12/31/2023(j)	1,563	1,567
US LIBOR + 2.50%			US LIBOR + 3.50%
MH Sub I LLC, Term Loan			Ultra Resources Inc, Term Loan EXIT-B
8.82%, 08/15/2025(j)	3,200	3,176	4.31%, 04/05/2024(j)	1,104	1,104
US LIBOR + 7.50%			US LIBOR + 3.00%
		$3,706			$5,426
Investment Companies - 0.32%			Packaging & Containers - 0.81%
Masergy Holdings Inc, Term Loan			Berlin Packaging LLC, Term Loan
0.00%, 12/16/2024(j),(k)	3,700	3,751	0.00%, 09/23/2022(j),(k)	1,395	1,408
US LIBOR + 8.50%			US LIBOR + 6.75%
			FPC Holdings Inc, Term Loan
Lodging - 0.07%			5.33%, 11/15/2019(j)	6,660	6,583
Golden Nugget Inc/NV, Term Loan			US LIBOR + 4.00%
4.00%, 10/04/2023(j)	230	232	Reynolds Group Holdings Inc, Term Loan B
US LIBOR + 3.25%			3.98%, 02/05/2023(j)	1,385	1,393
Hilton Worldwide Finance LLC, Term Loan			US LIBOR + 2.75%
B2					$9,384
3.24%, 10/25/2023(j)	593	597	Pharmaceuticals - 0.44%
US LIBOR + 2.00%			Lanai Holdings III Inc, Term Loan
		$829	0.00%, 08/14/2023(j),(k)	5,170	5,079
Machinery - Diversified - 0.19%			US LIBOR + 8.50%
Engineered Machinery Holdings Inc, Delay-
Draw Term Loan DD			REITs - 0.03%
0.00%, 07/25/2025(j),(k)	30	30	ESH Hospitality Inc, Term Loan B
US LIBOR + 7.25%			3.73%, 08/30/2023(j)	398	400
Engineered Machinery Holdings Inc, Term			US LIBOR + 2.50%
Loan
0.00%, 07/25/2025(j),(k)	2,118	2,129	Retail - 0.46%
US LIBOR + 7.25%			Bass Pro Group LLC, Term Loan B
		$2,159	6.25%, 09/25/2024(j)	390	378
Media - 0.35%			US LIBOR + 5.00%
CSC Holdings LLC, Term Loan			BJ's Wholesale Club Inc, Term Loan B
3.49%, 07/15/2025(j)	362	362	4.99%, 01/26/2024(j)	962	937
US LIBOR + 2.25%			US LIBOR + 3.75%
iHeartCommunications Inc, Term Loan D-			General Nutrition Centers Inc, Term Loan B
EXT			4.54%, 03/02/2018(j)	868	824
8.08%, 01/22/2019(j)	2,022	1,512	US LIBOR + 2.50%
US LIBOR + 6.75%			PetSmart Inc, Term Loan B
Sinclair Television Group Inc, Term Loan B2			4.30%, 03/11/2022(j)	223	190
3.49%, 01/03/2024(j)	183	183	US LIBOR + 3.00%
US LIBOR + 2.25%			PFS Holding Corp, Term Loan
Univision Communications Inc, Term Loan			0.00%, 01/31/2021(j),(k)	3,363	2,972
C5			US LIBOR + 3.50%
3.99%, 03/15/2024(j)	1,212	1,208			$5,301
US LIBOR + 2.75%			Semiconductors - 0.01%
WideOpenWest Finance LLC, Term Loan B			ON Semiconductor Corp, Term Loan B
4.49%, 08/18/2023(j)	852	853	3.49%, 03/31/2023(j)	176	177
US LIBOR + 3.25%			US LIBOR + 2.25%
		$4,118
Metal Fabrication & Hardware - 0.34%			Software - 0.94%
Crosby US Acquisition Corp, Term Loan			Evergreen Skills Lux Sarl, Term Loan
0.00%, 11/06/2020(j),(k)	4,240	4,015	5.99%, 04/23/2021(j)	5,880	5,647
US LIBOR + 3.00%			US LIBOR + 4.75%
			9.49%, 04/28/2022(j)	3,787	3,199
Mining - 0.55%			US LIBOR + 8.25%
Fairmount Santrol Inc, Term Loan B			First Data Corp, Term Loan
0.00%, 10/27/2022(j),(k)	2,360	2,366	3.49%, 07/08/2022(j)	1,584	1,587
US LIBOR + 6.00%			US LIBOR + 2.25%
Fairmount Santrol Inc, Term Loan B2			Greeneden US Holdings II LLC, Term Loan
0.00%, 09/05/2019(j),(k)	4,000	3,990	B
US LIBOR + 3.50%			5.01%, 12/01/2023(j)	191	192
		$6,356	US LIBOR + 3.75%
Miscellaneous Manufacturers - 0.38%			Rackspace Hosting Inc, Term Loan B
			4.31%, 11/03/2023(j)	280	280
UTEX Industries Inc, Term Loan B			US LIBOR + 3.00%
5.24%, 08/04/2025(j)	4,650	4,398
US LIBOR + 4.00%					$10,905

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		Portfolio Summary (unaudited)
(continued)	Amount (000's) Value (000's)		Sector	Percent
Telecommunications - 0.22%			Consumer, Non-cyclical	19.45%
Avaya Inc, DIP Term Loan			Communications	18.43%
8.74%, 01/23/2018(j)	$176	$177	Energy	11.29%
US LIBOR + 7.50%			Consumer, Cyclical	10.46%
Avaya Inc, Term Loan B3			Financial	9.75%
5.82%, 11/03/2017(j)	250	207	Industrial	8.84%
US LIBOR + 4.50%			Basic Materials	7.63%
Avaya Inc, Term Loan B6			Investment Companies	7.22%
6.81%, 03/31/2018(j)	320	265	Technology	6.22%
US LIBOR + 5.50%			Utilities	3.24%
CenturyLink Escrow LLC, Term Loan B			Diversified	1.11%
2.75%, 01/31/2025(j)	655	646	Other Assets and Liabilities	(3.64)%
US LIBOR + 2.75%			TOTAL NET ASSETS	100.00%
Level 3 Financing Inc, Term Loan B
3.44%, 02/17/2024(j)	375	376
US LIBOR + 2.25%
Maxar Technologies Ltd, Term Loan B
4.10%, 07/05/2024(j)	140	141
US LIBOR + 2.75%
Securus Technologies Holdings Inc, Term
Loan
0.00%, 06/20/2024(j),(k)	599	606
0.00%, 06/20/2025(j),(k)	111	112
		$2,530
Trucking & Leasing - 0.07%
Avolon TLB Borrower 1 US LLC, Term Loan
B2
3.49%, 04/03/2022(j)	818	824
US LIBOR + 2.5%

TOTAL SENIOR FLOATING RATE INTERESTS		$128,182
Total Investments		$1,206,141
Other Assets and Liabilities - (3.64)%		$(42,329)
TOTAL NET ASSETS - 100.00%		$1,163,812

(a)	Non-Income Producing Security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $179 or 0.02% of net assets.
(d)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(e)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $499,508 or 42.92% of net assets.
(g)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(h)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(i)	Security purchased on a when-issued basis.
(j)	Rate information disclosed is based on an average weighted rate as of October 31, 2017.
(k)	This Senior Floating Rate Note will settle after October 31, 2017, at which time the interest rate will be determined.

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2017

Restricted Securities

Security Name			Acquisition Date			Cost		Value	Percent of Net Assets
Goodman Networks Inc			06/01/2017			$—		$63	0.01%
Goodman Networks Inc			06/01/2017			—		—	0.00%
Total								$63	0.01%

Amounts in thousands

Exchange Cleared Credit Default Swaps

Sell Protection
	Implied
	Credit Spread		(Pay)/					Unrealized
	as of October		Receive	Payment		Notional	Upfront	Appreciation/
Reference Entity	31, 2017	(a)	Fixed Rate	Frequency	Maturity Date	Amount (b)	Payments/(Receipts)	(Depreciation)	Fair Value (c)
CDX.HY.29	N/A		5.00%%	Quarterly	10/20/2022	$18,000	$1,490	$23	$1,513
Total							$1,490	$23	$1,513

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $18,000.

(c) The market price and resulting market value for credit default swap agreements on an issuer serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2017

COMMON STOCKS - 1.18%	Shares Held	Value (000's)		Principal
Diversified Financial Services - 0.00%			BONDS (continued)	Amount (000's) Value (000's)
Adelphia Recovery Trust (a),(b),(c)	658,740	$1	Banks (continued)
			Citigroup Inc
Oil & Gas - 0.54%			3.88%, 03/26/2025	$20,000	$20,522
Linn Energy Inc (a)	283,010	10,910	4.45%, 09/29/2027	8,000	8,442
W&T Offshore Inc (a)	2,148,775	6,725	4.50%, 01/14/2022	4,000	4,286
		$17,635	Cullen/Frost Bankers Inc
Transportation - 0.64%			4.50%, 03/17/2027	7,000	7,399
Trailer Bridge Inc (a),(b),(c)	152,807	20,797	Goldman Sachs Group Inc/The
			3.50%, 11/16/2026	9,000	9,013
TOTAL COMMON STOCKS		$38,433	3.63%, 01/22/2023	4,000	4,137
INVESTMENT COMPANIES - 1.89%	Shares Held	Value (000's)	5.25%, 07/27/2021	13,000	14,242
Money Market Funds - 1.89%			JPMorgan Chase & Co
Goldman Sachs Financial Square Funds -	61,360,801	61,361	3.25%, 09/23/2022	5,000	5,142
Government Fund			3.63%, 05/13/2024	15,000	15,632
			3.90%, 07/15/2025	5,000	5,271
			7.90%, 04/29/2049(e)	7,000	7,178
TOTAL INVESTMENT COMPANIES		$61,361	3 Month LIBOR + 3.47%
	Principal
BONDS - 64.19%	Amount (000's)	Value (000's)	Morgan Stanley
			2.65%, 01/27/2020	5,000	5,045
Airlines - 0.27%
United Airlines 2013-1 Class A Pass Through			3.95%, 04/23/2027	10,000	10,199
Trust			4.00%, 07/23/2025	5,000	5,265
4.30%, 02/15/2027	$8,208	$8,719	4.88%, 11/01/2022	2,000	2,166
			5.50%, 07/28/2021	5,000	5,524
			PNC Bank NA
Apparel - 0.39%
Under Armour Inc			2.95%, 01/30/2023	5,000	5,064
3.25%, 06/15/2026	14,250	12,776	2.95%, 02/23/2025	10,000	10,024
			3.10%, 10/25/2027	4,750	4,723
			PNC Financial Services Group Inc/The
Automobile Floor Plan Asset Backed Securities - 2.27%			6.75%, 07/29/2049(e)	18,000	20,250
Ally Master Owner Trust			3 Month LIBOR + 3.68%
1.67%, 06/15/2022	15,000	15,019
1 Month LIBOR + 0.43%			SunTrust Bank/Atlanta GA
BMW Floorplan Master Owner Trust			2.75%, 05/01/2023	15,000	14,934
1.74%, 07/15/2020(d)	13,500	13,537	3.30%, 05/15/2026	5,000	4,950
1 Month LIBOR + 0.50%			SunTrust Banks Inc
Ford Credit Floorplan Master Owner Trust A			2.70%, 01/27/2022	9,000	9,054
2.14%, 02/15/2021	15,000	15,146	US Bancorp
1 Month LIBOR + 0.90%			2.95%, 07/15/2022	5,000	5,118
Mercedes-Benz Master Owner Trust			3.00%, 03/15/2022	2,000	2,056
1.62%, 04/15/2020(d)	15,000	15,018	3.60%, 09/11/2024	9,500	9,879
1 Month LIBOR + 0.38%			4.13%, 05/24/2021	3,000	3,206
Nissan Master Owner Trust Receivables			US Bank NA/Cincinnati OH
1.64%, 01/15/2020	15,000	15,010	2.80%, 01/27/2025	5,000	4,981
1 Month LIBOR + 0.40%			Wells Fargo & Co
			3.07%, 01/24/2023	16,000	16,214
		$73,730	7.98%, 12/31/2049(e)	15,000	15,304
Automobile Manufacturers - 1.80%			3 Month LIBOR + 3.77%
American Honda Finance Corp
1.60%, 02/16/2018(d)	10,000	10,003			$326,701
1.60%, 11/19/2018	19,000	19,043	Beverages - 1.23%
3 Month LIBOR + 0.28%			Anheuser-Busch InBev Finance Inc
2.30%, 09/09/2026	4,750	4,501	3.65%, 02/01/2026	7,500	7,739
3.80%, 09/20/2021(d)	10,000	10,508	4.70%, 02/01/2036	11,500	12,591
Ford Motor Credit Co LLC			Anheuser-Busch InBev Worldwide Inc
4.39%, 01/08/2026	9,500	9,942	2.50%, 07/15/2022	9,000	9,018
General Motors Co			7.75%, 01/15/2019	10,000	10,686
4.88%, 10/02/2023	4,000	4,361			$40,034
		$58,358	Biotechnology - 1.75%
			Amgen Inc
Banks - 10.05%
Bank of America Corp			3.63%, 05/15/2022	4,500	4,699
2.88%, 04/24/2023	15,000	15,074	3.88%, 11/15/2021	13,000	13,676
			Celgene Corp
3 Month LIBOR + 1.02%			3.45%, 11/15/2027(c),(f)	5,000	4,992
3.88%, 08/01/2025	7,000	7,340
6.50%, 07/15/2018	2,000	2,066	Gilead Sciences Inc
6.75%, 06/01/2028	2,000	2,499	3.50%, 02/01/2025	4,750	4,938
8.00%, 12/31/2049(e)	4,000	4,050	3.65%, 03/01/2026	18,000	18,736
3 Month LIBOR + 3.63%			4.40%, 12/01/2021	9,000	9,709
8.13%, 12/29/2049(e)	10,000	10,316			$56,750
3 Month LIBOR + 3.64%			Chemicals - 1.58%
Bank of New York Mellon Corp/The			Airgas Inc
2.20%, 08/16/2023	9,500	9,258	1.65%, 02/15/2018	13,500	13,504
2.60%, 08/17/2020	9,500	9,632	2.38%, 02/15/2020	7,000	7,034
2.80%, 05/04/2026	4,500	4,417	3.65%, 07/15/2024	6,750	7,014
3.00%, 10/30/2028	7,000	6,829	Westlake Chemical Corp
			3.60%, 08/15/2026	11,500	11,603

See accompanying notes.

Schedule of Investments Income Fund October 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Chemicals (continued)				Electric (continued)
Westlake Chemical Corp	(continued)			TransAlta Corp (continued)
4.63%, 02/15/2021		$9,250	$9,527	6.90%, 05/15/2018	$4,000	$4,100
4.88%, 05/15/2023		2,500	2,584	Tucson Electric Power Co
			$51,266	3.05%, 03/15/2025	2,000	1,971
Commercial Services - 0.54%				3.85%, 03/15/2023	14,000	14,379
ERAC USA Finance LLC				5.15%, 11/15/2021	3,000	3,298
3.30%, 10/15/2022(d)		2,000	2,041			$208,511
4.50%, 08/16/2021(d)		6,000	6,388	Electronics - 0.61%
7.00%, 10/15/2037(d)		7,000	9,285	Corning Inc
			$17,714	2.90%, 05/15/2022	5,000	5,017
Computers - 0.71%				4.25%, 08/15/2020	10,000	10,532
Apple Inc				4.75%, 03/15/2042	4,000	4,401
2.40%, 05/03/2023		13,000	12,974			$19,950
3.25%, 02/23/2026		10,000	10,242	Environmental Control - 1.33%
			$23,216	Advanced Disposal Services Inc
Credit Card Asset Backed Securities - 0.25%				5.63%, 11/15/2024(d)	11,500	11,960
Cabela's Credit Card Master Note Trust				Republic Services Inc
1.91%, 07/17/2023		8,000	8,068	3.20%, 03/15/2025	10,000	10,092
1 Month LIBOR + 0.67%				3.55%, 06/01/2022	6,000	6,240
				3.80%, 05/15/2018	2,000	2,023
Diversified Financial Services - 0.88%				5.00%, 03/01/2020	12,000	12,782
GE Capital International Funding Co						$43,097
Unlimited Co				Food - 0.62%
2.34%, 11/15/2020		1,659	1,667	Kraft Heinz Foods Co
Jefferies Finance LLC / JFIN Co-Issuer Corp				3.50%, 07/15/2022	5,000	5,166
7.38%, 04/01/2020(d)		3,750	3,872	3.95%, 07/15/2025	14,500	15,046
Jefferies Group LLC						$20,212
4.85%, 01/15/2027		1,750	1,860	Gas - 0.06%
5.13%, 04/13/2018		5,000	5,077	NiSource Finance Corp
5.13%, 01/20/2023		1,500	1,633	3.85%, 02/15/2023	2,000	2,098
6.25%, 01/15/2036		9,000	10,031
8.50%, 07/15/2019		4,000	4,394	Healthcare - Services - 2.46%
			$28,534	HCA Inc
Electric - 6.42%				5.88%, 05/01/2023	4,500	4,821
Black Hills Corp				7.50%, 02/15/2022	3,000	3,405
3.15%, 01/15/2027		7,500	7,365	7.50%, 11/06/2033	1,700	1,912
Entergy Louisiana LLC				HealthSouth Corp
3.25%, 04/01/2028		8,000	8,049	5.75%, 11/01/2024	7,000	7,166
Entergy Texas Inc				5.75%, 09/15/2025	1,000	1,031
2.55%, 06/01/2021		14,500	14,409	Roche Holdings Inc
GenOn Americas Generation LLC				1.68%, 09/30/2019(d)	31,000	31,153
0.00%, 10/01/2021(a)		12,500	11,625	3 Month LIBOR + 0.34%
GenOn Energy Inc				SP Finco LLC
0.00%, 10/15/2020(a)		8,550	6,028	6.75%, 07/01/2025(d)	3,000	2,738
LG&E & KU Energy LLC				Surgery Center Holdings Inc
3.75%, 11/15/2020		5,000	5,207	8.88%, 04/15/2021(d)	27,000	27,608
4.38%, 10/01/2021		5,000	5,307			$79,834
Louisville Gas & Electric Co				Housewares - 0.34%
3.30%, 10/01/2025		3,000	3,068	Newell Brands Inc
Metropolitan Edison Co				3.85%, 04/01/2023	6,000	6,295
3.50%, 03/15/2023(d)		9,000	9,278	4.20%, 04/01/2026	4,500	4,742
Monongahela Power Co						$11,037
3.55%, 05/15/2027(d)		5,000	5,117
				Insurance - 2.38%
Oncor Electric Delivery Co LLC				Berkshire Hathaway Finance Corp
2.95%, 04/01/2025		4,000	3,986	1.66%, 01/12/2018	14,500	14,509
7.00%, 09/01/2022		17,000	20,324	3 Month LIBOR + 0.30%
PacifiCorp				Berkshire Hathaway Inc
5.25%, 06/15/2035		5,000	5,972	3.00%, 02/11/2023	5,000	5,144
6.25%, 10/15/2037		2,000	2,690	3.75%, 08/15/2021	5,000	5,286
Solar Star Funding LLC				Fidelity National Financial Inc
3.95%, 06/30/2035(d)		6,754	6,474
				5.50%, 09/01/2022	5,000	5,508
5.38%, 06/30/2035(d)		15,116	16,212	First American Financial Corp
Southwestern Electric Power Co				4.30%, 02/01/2023	20,000	20,550
2.75%, 10/01/2026		10,000	9,647	4.60%, 11/15/2024	5,000	5,128
3.55%, 02/15/2022		12,000	12,437	Prudential Financial Inc
Talen Energy Supply LLC				4.50%, 11/16/2021	2,000	2,163
4.60%, 12/15/2021		11,000	10,010	5.38%, 06/21/2020	2,000	2,167
6.50%, 05/01/2018		3,000	3,045	7.38%, 06/15/2019	4,000	4,344
TransAlta Corp				8.88%, 06/15/2068	12,000	12,452
4.50%, 11/15/2022		18,000	18,513	3 Month LIBOR + 5.00%
						$77,251

See accompanying notes.

Schedule of Investments Income Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Internet - 0.44%			Oil & Gas (continued)
Amazon.com Inc			Whiting Petroleum Corp
4.05%, 08/22/2047(d)	$14,000	$14,364	5.75%, 03/15/2021	$18,000	$18,135
					$147,321
Iron & Steel - 1.02%			Oil & Gas Services - 2.14%
Allegheny Technologies Inc			Archrock Partners LP / Archrock Partners
5.95%, 01/15/2021	17,000	17,489	Finance Corp
7.88%, 08/15/2023	14,250	15,621	6.00%, 04/01/2021	24,000	23,880
		$33,110	Schlumberger Holdings Corp
Leisure Products & Services - 0.16%			3.63%, 12/21/2022(d)	6,500	6,764
Royal Caribbean Cruises Ltd			4.00%, 12/21/2025(d)	9,500	10,008
7.25%, 03/15/2018	5,000	5,100	Weatherford International Ltd
			4.50%, 04/15/2022	16,500	14,932
Lodging - 0.13%			5.13%, 09/15/2020	14,000	13,825
Boyd Gaming Corp					$69,409
6.88%, 05/15/2023	4,000	4,295	Other Asset Backed Securities - 2.25%
			Drug Royalty II LP 2
Media - 2.44%			3.48%, 07/15/2023(d)	6,947	6,943
21st Century Fox America Inc			Drug Royalty III LP 1
4.50%, 02/15/2021	5,000	5,329	3.60%, 04/15/2027(d)	4,072	4,049
6.40%, 12/15/2035	8,000	10,225	3.86%, 04/15/2027(d)	3,619	3,619
Comcast Corp			3 Month LIBOR + 2.50%
2.85%, 01/15/2023	10,000	10,144	3.98%, 04/15/2027(d)	4,771	4,775
3.13%, 07/15/2022	2,000	2,077	PFS Financing Corp
3.30%, 02/01/2027	10,000	10,132	1.82%, 03/15/2021(d)	16,000	16,024
5.15%, 03/01/2020	2,000	2,148	1 Month LIBOR + 0.58%
Historic TW Inc			1.86%, 04/15/2020(d)	9,000	9,012
9.15%, 02/01/2023	5,260	6,773	1 Month LIBOR + 0.62%
NBCUniversal Enterprise Inc			Trafigura Securitisation Finance PLC 2017-1
2.04%, 04/15/2018(d)	3,000	3,009	2.09%, 12/15/2020(d)	16,000	16,108
3 Month LIBOR + 0.69%			1 Month LIBOR + 0.85%
Time Warner Cable LLC			Verizon Owner Trust 2017-3
4.00%, 09/01/2021	2,000	2,073	1.51%, 04/20/2022(d)	12,500	12,509
4.13%, 02/15/2021	2,000	2,076	1 Month LIBOR + 0.27%
5.00%, 02/01/2020	2,000	2,105			$73,039
6.55%, 05/01/2037	6,000	7,048	Packaging & Containers - 0.28%
6.75%, 06/15/2039	5,500	6,556	Sealed Air Corp
7.30%, 07/01/2038	7,750	9,711	5.50%, 09/15/2025(d)	2,000	2,205
		$79,406	6.88%, 07/15/2033(d)	6,000	6,975
Miscellaneous Manufacturers - 0.43%					$9,180
General Electric Co			Pharmaceuticals - 0.43%
2.32%, 03/15/2023	13,000	13,302	AbbVie Inc
3 Month LIBOR + 1.00%			2.90%, 11/06/2022	13,750	13,895
5.30%, 02/11/2021	573	628
		$13,930	Pipelines - 3.23%
Oil & Gas - 4.53%			Buckeye Partners LP
Andeavor			3.95%, 12/01/2026	10,000	9,995
5.38%, 10/01/2022	8,750	8,980	4.15%, 07/01/2023	10,000	10,357
BG Energy Capital PLC			4.35%, 10/15/2024	7,500	7,842
4.00%, 10/15/2021(d)	11,500	12,161	Columbia Pipeline Group Inc
BP Capital Markets PLC			4.50%, 06/01/2025	11,000	11,789
2.50%, 11/06/2022	3,000	2,992	El Paso Natural Gas Co LLC
3.12%, 05/04/2026	7,000	7,058	7.50%, 11/15/2026	9,500	11,631
3.25%, 05/06/2022	4,000	4,139	Express Pipeline LLC
4.75%, 03/10/2019	14,000	14,545	7.39%, 12/31/2019(d)	369	376
Canadian Natural Resources Ltd			NGPL PipeCo LLC
3.80%, 04/15/2024	7,000	7,209	4.88%, 08/15/2027(d)	500	517
Helmerich & Payne International Drilling Co			Plains All American Pipeline LP / PAA
4.65%, 03/15/2025	7,000	7,434	Finance Corp
Nabors Industries Inc			4.50%, 12/15/2026	13,000	13,280
5.00%, 09/15/2020	14,000	14,140	Southeast Supply Header LLC
5.10%, 09/15/2023	5,000	4,725	4.25%, 06/15/2024(d)	14,000	14,529
5.50%, 01/15/2023	9,000	8,584	Southern Natural Gas Co LLC
Petro-Canada			8.00%, 03/01/2032	4,000	5,453
9.25%, 10/15/2021	8,500	10,575	Tennessee Gas Pipeline Co LLC
Phillips 66			8.38%, 06/15/2032	2,000	2,611
4.30%, 04/01/2022	9,000	9,641	TransCanada PipeLines Ltd
Rowan Cos Inc			6.10%, 06/01/2040	5,000	6,581
4.88%, 06/01/2022	8,000	7,540	7.25%, 08/15/2038	7,000	9,986
W&T Offshore Inc					$104,947
8.50%, PIK 10.00%, 06/15/2021 (d),(g),(h)	5,187	4,072
			REITs - 7.65%
9.00%, PIK 10.75%, 05/15/2020 (d),(g),(h)	5,796	5,391
			Alexandria Real Estate Equities Inc
			3.90%, 06/15/2023	4,000	4,145

See accompanying notes.

Schedule of Investments Income Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value(000	's)
REITs (continued)			Transportation - 0.00%
Alexandria Real Estate Equities			Trailer Bridge Inc
Inc (continued)			0.00%, 11/15/2017(a),(b),(c)	$12,000		$ —
4.30%, 01/15/2026	$9,000	$9,447
4.60%, 04/01/2022	20,500	21,869	TOTAL BONDS		$2,086,163
CubeSmart LP				Principal
4.00%, 11/15/2025	5,000	5,160	CONVERTIBLE BONDS - 0.24%	Amount (000's)	Value(000	's)
4.38%, 12/15/2023	8,000	8,492	Insurance - 0.24%
4.80%, 07/15/2022	15,000	16,237	AmTrust Financial Services Inc
Duke Realty LP			2.75%, 12/15/2044	10,300	7,648
3.25%, 06/30/2026	5,000	4,956
3.88%, 10/15/2022	3,000	3,139	TOTAL CONVERTIBLE BONDS		$7,648
4.38%, 06/15/2022	4,000	4,277	SENIOR FLOATING RATE INTERESTS -	Principal
HCP Inc			0.50%	Amount (000's)	Value(000	's)
2.63%, 02/01/2020	5,000	5,044	Pipelines - 0.12%
3.75%, 02/01/2019	5,000	5,084	BCP Renaissance Parent LLC, Term Loan B
5.38%, 02/01/2021	468	507	0.00%, 09/19/2024(i),(j)	$3,750	$3,791
Healthcare Realty Trust Inc			US LIBOR + 4.00%
3.88%, 05/01/2025	5,000	5,047
5.75%, 01/15/2021	4,000	4,376	Software - 0.34%
Hospitality Properties Trust			Ivanti Software Inc, Term Loan
4.50%, 06/15/2023	5,000	5,289	10.25%, 01/19/2025 (j)	11,500	11,134
4.65%, 03/15/2024	5,000	5,282	US LIBOR + 9.00%
4.95%, 02/15/2027	5,000	5,296
5.00%, 08/15/2022	14,000	15,063	Transportation - 0.04%
Kimco Realty Corp			Trailer Bridge Inc, Term Loan
6.88%, 10/01/2019	12,000	13,056	12.00%, 11/25/2020 (b),(c),(j)	1,418	1,398
Omega Healthcare Investors Inc
4.75%, 01/15/2028	7,000	7,024	TOTAL SENIOR FLOATING RATE INTERESTS		$16,323
5.25%, 01/15/2026	7,500	7,899	U.S. GOVERNMENT & GOVERNMENT	Principal
Physicians Realty LP			AGENCY OBLIGATIONS - 32.08%	Amount (000's)	Value(000	's)
4.30%, 03/15/2027	17,000	17,376	Federal Home Loan Mortgage Corporation (FHLMC) - 4.57%
Simon Property Group LP			3.00%, 10/01/2042	$11,065	$11,135
2.75%, 02/01/2023	7,000	7,022	3.00%, 10/01/2042	10,717	10,787
4.38%, 03/01/2021	3,000	3,194	3.00%, 11/01/2042	10,882	10,955
Ventas Realty LP			3.00%, 06/01/2043	13,457	13,545
3.85%, 04/01/2027	21,000	21,396	3.50%, 10/01/2041	5,186	5,357
Ventas Realty LP / Ventas Capital Corp			3.50%, 04/01/2042	7,902	8,164
3.25%, 08/15/2022	8,000	8,119	3.50%, 04/01/2042	6,082	6,283
4.00%, 04/30/2019	3,000	3,076	3.50%, 04/01/2045	12,327	12,737
Welltower Inc			4.00%, 04/01/2039	4,501	4,785
3.75%, 03/15/2023	3,000	3,116	4.00%, 02/01/2045	8,003	8,400
4.50%, 01/15/2024	5,000	5,356	4.00%, 02/01/2046	13,744	14,426
4.95%, 01/15/2021	3,000	3,215	4.00%, 06/01/2046	13,352	14,042
6.13%, 04/15/2020	2,000	2,182	4.50%, 06/01/2039	2,080	2,243
Weyerhaeuser Co			4.50%, 07/01/2039	5,838	6,309
3.25%, 03/15/2023	5,000	5,079	4.50%, 12/01/2040	6,080	6,518
4.70%, 03/15/2021	12,000	12,766	4.50%, 10/01/2041	7,420	7,954
		$248,586	5.00%, 10/01/2038	950	1,002
Savings & Loans - 0.21%			5.00%, 08/01/2039	3,541	3,876
First Niagara Financial Group Inc			5.50%, 11/01/2017	10	10
7.25%, 12/15/2021	6,000	6,997	5.50%, 01/01/2018	5	5
			6.00%, 03/01/2031	25	28
Software - 1.33%			6.00%, 05/01/2032	130	146
Oracle Corp					$148,707
2.50%, 05/15/2022	24,000	24,181	Federal National Mortgage Association (FNMA) - 14.63%
2.95%, 05/15/2025	19,000	19,190	3.00%, 03/01/2042	7,887	7,934
		$43,371	3.00%, 03/01/2042	8,756	8,809
Telecommunications - 1.58%			3.00%, 05/01/2042	9,455	9,512
Qwest Corp			3.00%, 06/01/2042	8,631	8,683
6.75%, 12/01/2021	19,000	21,041	3.00%, 06/01/2042	8,752	8,805
Sprint Corp			3.50%, 12/01/2040	6,016	6,217
7.88%, 09/15/2023	7,500	8,381	3.50%, 01/01/2041	4,599	4,754
Sprint Spectrum Co LLC / Sprint Spectrum Co			3.50%, 01/01/2041	4,891	5,052
II LLC / Sprint Spectrum Co III LLC			3.50%, 12/01/2041	4,133	4,267
3.36%, 03/20/2023(d)	7,250	7,355	3.50%, 01/01/2042	6,656	6,889
T-Mobile USA Inc			3.50%, 03/01/2042	6,807	7,029
6.38%, 03/01/2025	13,500	14,580	3.50%, 04/01/2042	9,179	9,479
		$51,357	3.50%, 02/01/2043	11,224	11,613
			3.50%, 06/01/2043	11,384	11,779
			3.50%, 03/01/2045	12,215	12,638
			3.50%, 06/01/2045	17,250	17,812
			3.50%, 07/01/2045	14,269	14,734

See accompanying notes.

Schedule of Investments Income Fund October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				U.S. Treasury (continued)
3.50%, 11/01/2045	$16,865	$17,397		4.38%, 02/15/2038	$15,000	$18,990
3.50%, 05/01/2046	14,979	15,409				$418,628
3.50%, 06/01/2046	13,574	13,964		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.00%, 03/01/2039	3,088	3,258		OBLIGATIONS		$1,042,653
4.00%, 08/01/2040	2,859	3,014		Total Investments		$3,252,581
4.00%, 09/01/2040	5,924	6,287		Other Assets and Liabilities - (0.08)%		$(2,749)
4.00%, 11/01/2040	3,698	3,898		TOTAL NET ASSETS - 100.00%		$3,249,832
4.00%, 10/01/2041	3,359	3,541
4.00%, 10/01/2041	4,784	5,042
4.00%, 11/01/2041	10,195	10,745		(a) Non-Income Producing Security
4.00%, 04/01/2042	6,445	6,792		(b) The value of these investments was determined using significant
4.00%, 08/01/2043	12,004	12,726		unobservable inputs.
4.00%, 08/01/2043	9,656	10,229		(c) Fair value of these investments is determined in good faith by the Manager
4.00%, 11/01/2043	11,802	12,520		under procedures established and periodically reviewed by the Board of
4.00%, 11/01/2043	9,720	10,286		Directors. Certain inputs used in the valuation may be unobservable;
4.00%, 01/01/2044	10,121	10,713		however, each security is evaluated individually for purposes of ASC 820
4.00%, 02/01/2044	11,257	11,934		which results in not all securities being identified as Level 3 of the fair
4.00%, 07/01/2044	9,191	9,655		value hierarchy. At the end of the period, the fair value of these securities
4.00%, 09/01/2044	8,872	9,320		totaled $27,188 or 0.84% of net assets.
4.00%, 11/01/2044	11,473	12,114		(d) Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 08/01/2046	16,069	16,970		1933. These securities may be resold in transactions exempt from
4.00%, 01/01/2047	15,451	16,237		registration, normally to qualified institutional buyers. At the end of the
4.50%, 08/01/2039	2,181	2,367		period, the value of these securities totaled $341,957 or 10.52% of net
4.50%, 05/01/2040	2,814	3,042		assets.
4.50%, 08/01/2040	9,047	9,744		(e) Perpetual security. Perpetual securities pay an indefinite stream of
4.50%, 10/01/2040	6,037	6,500		interest, but they may be called by the issuer at an earlier date.
4.50%, 12/01/2040	7,105	7,683		(f) Security purchased on a when-issued basis.
4.50%, 08/01/2041	8,129	8,756		(g) Certain variable rate securities are not based on a published reference
4.50%, 10/01/2043	5,955	6,371		rate and spread but are determined by the issuer or agent and are based
4.50%, 05/01/2044	11,018	11,803		on current market conditions. These securities do not indicate a reference
4.50%, 06/01/2046	12,095	12,936		rate and spread in their description.
4.50%, 05/01/2047	16,878	18,043		(h) Payment in kind; the issuer has the option of paying additional securities
5.00%, 01/01/2018	9	9		in lieu of cash.
5.00%, 08/01/2035	1,670	1,829		(i) This Senior Floating Rate Note will settle after October 31, 2017, at which
5.00%, 04/01/2040	2,836	3,126		time the interest rate will be determined.
5.00%, 06/01/2040	2,582	2,846		(j) Rate information disclosed is based on an average weighted rate as of
5.50%, 02/01/2035	1,922	2,146		October 31, 2017.
6.00%, 04/01/2032	53	60
		$475,318
U.S. Treasury - 12.88%
1.25%, 10/31/2019	15,000	14,897		Portfolio Summary (unaudited)
1.38%, 11/30/2018	15,000	14,978		Sector		Percent
1.50%, 08/15/2026	15,000	14,000		Financial		21.41%
1.63%, 04/30/2019	15,000	15,019		Mortgage Securities		19.20%
1.63%, 07/31/2019	15,000	15,011		Government		12.88%
1.63%, 06/30/2020	15,000	14,970		Energy		10.56%
1.63%, 11/15/2022	15,000	14,718		Consumer, Non-cyclical		7.03%
1.75%, 05/15/2022	15,000	14,870		Utilities		6.48%
1.75%, 05/15/2023	15,000	14,731		Asset Backed Securities		4.77%
2.00%, 11/15/2021	15,000	15,068		Communications		4.46%
2.25%, 11/15/2024	5,000	5,004		Industrial		3.33%
2.25%, 08/15/2027	15,000	14,835		Consumer, Cyclical		3.09%
2.38%, 05/31/2018	15,000	15,091		Basic Materials		2.60%
2.50%, 05/15/2024	15,000	15,278		Technology		2.38%
2.63%, 11/15/2020	15,000	15,389		Investment Companies		1.89%
2.75%, 11/15/2023	15,000	15,523		Other Assets and Liabilities		(0.08)%
2.88%, 05/15/2043	15,000	15,080		TOTAL NET ASSETS		100.00%
2.88%, 08/15/2045	15,000	15,023
3.00%, 11/15/2044	15,000	15,409
3.00%, 11/15/2045	15,000	15,386
3.13%, 05/15/2021	15,000	15,668
3.13%, 08/15/2044	15,000	15,778
3.38%, 05/15/2044	15,000	16,485
3.50%, 02/15/2039	15,000	16,890
3.63%, 02/15/2020	15,000	15,668
3.63%, 02/15/2044	15,000	17,184
3.75%, 11/15/2043	10,000	11,685

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2017

INVESTMENT COMPANIES - 0.00%	Shares Held	Value (000's)		Principal
Money Market Funds - 0.00%			BONDS (continued)	Amount (000's)		Value (000's)
BlackRock Liquidity Funds FedFund Portfolio	27,040	$27	Other Asset Backed Securities - 0.01%
			Argent Securities Trust 2006-W3
TOTAL INVESTMENT COMPANIES		$27	1.36%, 04/25/2036		$29	$13
	Principal		1 Month LIBOR + 0.12%
BONDS - 7.19%	Amount (000's)	Value (000's)	Countrywide Asset-Backed Certificates
Commercial Mortgage Backed Securities - 0.00%			2.36%, 12/25/2032		31	31
CD 2007-CD4 Commercial Mortgage Trust			1 Month LIBOR + 1.13%
0.55%, 12/11/2049(a),(b),(c)	$162	$—	Fannie Mae REMIC Trust 2003-W16
Commercial Mortgage Trust 2007-GG9			1.39%, 11/25/2033		1	1
0.22%, 03/10/2039(a),(b),(c)	2,677	—	1 Month LIBOR + 0.15%
Ginnie Mae			Long Beach Mortgage Loan Trust 2004-2
1.15%, 03/16/2047(a),(b)	314	4	2.03%, 06/25/2034		61	60
ML-CFC Commercial Mortgage Trust 2006-			1 Month LIBOR + 0.80%
3						$105
0.63%, 07/12/2046(a),(b),(c)	425	—	Sovereign - 7.05%
		$4	Canadian Government Real Return Bond
Home Equity Asset Backed Securities - 0.00%			4.25%, 12/01/2026	CAD	4,356	4,546
New Century Home Equity Loan Trust 2005-			Italy Buoni Poliennali Del Tesoro
1			1.25%, 10/27/2020	EUR	5,432	6,706
1.82%, 03/25/2035	22	22	1.65%, 04/23/2020		17,486	21,603
			2.70%, 03/01/2047(c)		4,015	4,423
1 Month LIBOR + 0.58%
Option One Mortgage Loan Trust 2005-1			Japanese Government CPI Linked Bond
2.74%, 02/25/2035	23	3	0.10%, 09/10/2024	JPY	3,878,074	35,727
1 Month LIBOR + 1.50%			New Zealand Government Bond
		$25	2.50%, 09/20/2040	NZD	3,392	2,500
Mortgage Backed Securities - 0.13%			2.58%, 09/20/2035		7,175	5,490
Alternative Loan Trust 2006-OA6			3.14%, 09/20/2030		20,758	17,059
1.50%, 07/25/2046	63	48	United Kingdom Gilt Inflation Linked
1 Month LIBOR + 0.26%			0.13%, 03/22/2026	GBP	6,106	9,481
Chase Mortgage Finance Trust Series 2007-			0.75%, 11/22/2047		1,111	2,721
A2						$110,256
3.65%, 07/25/2037(b)	61	61	TOTAL BONDS			$112,410
Fannie Mae REMIC Trust 2004-W5			U.S. GOVERNMENT & GOVERNMENT	Principal
1.69%, 02/25/2047	27	26	AGENCY OBLIGATIONS - 91.97%	Amount (000's)		Value (000's)
1 Month LIBOR + 0.45%			U.S. Treasury Inflation-Indexed Obligations - 91.97%
Fannie Mae REMIC Trust 2005-W2			0.13%, 04/15/2020(d)		$51,686	$51,867
1.44%, 05/25/2035	13	13	0.13%, 04/15/2021		57,411	57,511
1 Month LIBOR + 0.20%			0.13%, 01/15/2022		57,479	57,559
Freddie Mac REMICS			0.13%, 04/15/2022		60,250	60,155
1.64%, 09/15/2033	4	5	0.13%, 07/15/2022		34,875	34,991
1 Month LIBOR + 0.40%			0.13%, 01/15/2023		82,695	82,344
Impac CMB Trust Series 2004-5			0.13%, 07/15/2024		91,711	90,631
3.56%, 10/25/2034	18	17	0.13%, 07/15/2026		51,528	50,073
1 Month LIBOR + 2.33%			0.25%, 01/15/2025		90,578	89,570
Impac CMB Trust Series 2004-6			0.38%, 07/15/2023		20,450	20,673
2.22%, 10/25/2034	12	12	0.38%, 07/15/2025		33,350	33,313
1 Month LIBOR + 0.98%			0.38%, 01/15/2027		21,166	20,881
Impac CMB Trust Series 2005-1			0.38%, 07/15/2027		13,339	13,186
1.86%, 04/25/2035	101	93	0.63%, 07/15/2021		61,696	63,277
1 Month LIBOR + 0.62%			0.63%, 01/15/2024		84,964	86,564
Impac CMB Trust Series 2005-5			0.63%, 01/15/2026		75,072	75,990
2.00%, 08/25/2035	20	14	0.63%, 02/15/2043		17,004	15,907
1 Month LIBOR + 0.77%			0.75%, 02/15/2042		52,607	50,903
JP Morgan Alternative Loan Trust 2007-A1			0.75%, 02/15/2045		39,525	37,787
1.39%, 03/25/2037	389	400	0.88%, 02/15/2047		17,913	17,682
1 Month LIBOR + 0.15%			1.00%, 02/15/2046		25,626	26,051
Merrill Lynch Alternative Note Asset Trust			1.13%, 01/15/2021		63,404	65,782
Series 2007-A3			1.25%, 07/15/2020		14,129	14,693
1.45%, 04/25/2037	2,222	1,274	1.38%, 02/15/2044		45,997	50,818
1 Month LIBOR + 0.21%			1.75%, 01/15/2028		32,106	35,885
WaMu Mortgage Pass-Through Certificates			2.00%, 01/15/2026		10,001	11,222
Series 2005-AR2 Trust			2.13%, 02/15/2040		20,687	26,043
1.61%, 01/25/2045	57	56	2.13%, 02/15/2041		16,984	21,502
1 Month LIBOR + 0.37%			2.38%, 01/15/2025		28,944	32,986
WaMu Mortgage Pass-Through Certificates			2.38%, 01/15/2027		27,545	32,115
Series 2006-AR9 Trust			2.50%, 01/15/2029		30,655	36,926
1.46%, 08/25/2046	10	1	3.38%, 04/15/2032		831	1,141
1 Month LIBOR + 0.22%			3.63%, 04/15/2028		23,127	30,218
		$2,020	3.88%, 04/15/2029(d)		30,471	41,321
						$1,437,567
			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS			$1,437,567

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2017

Principal
Amount (000's)	Value (000's)

TOTAL PURCHASED INTEREST RATE SWAPTIONS -
0.25%	$3,960
Total Investments	$1,553,964
Other Assets and Liabilities - 0.59%	$9,125
TOTAL NET ASSETS - 100.00%	$1,563,089

(a)	Security is an Interest Only Strip
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $4,423 or 0.28% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,815 or 0.18% of net assets.

	Portfolio Summary (unaudited)
Sector				Percent
Government				99.02%
Purchased Interest Rate Swaptions				0.25%
Mortgage Securities				0.13%
Asset Backed Securities				0.01%
Investment Companies				0.00%
Other Assets and Liabilities				0.59%
TOTAL NET ASSETS				100.00%

Interest Rate Swaptions

			Pay/
			Receive
Purchased Swaptions		Floating Rate Floating		Notional	Exercise	Expiration	Upfront	Fair	Unrealized
Outstanding	Counterparty	Index	Rate	Amount	Rate	Date	Payments/(Receipts)	Value	Appreciation/(Depreciation)
Put - 10 Year	Barclays Bank PLC	6 Month	Receive JPY 4,715,800		1.10% 06/30/2022 $		642	$511	$(131)
Interest Rate Swap		LIBOR
Put - 10 Year	Deutsche Bank AG	3 Month	Receive $	52,470	2.95% 08/23/2022		2,397	2,364	(33)
Interest Rate Swap		LIBOR
Put - 30 Year	Barclays Bank PLC	3 Month	Receive	6,900	4.00% 11/22/2017		313	—	(313)
Interest Rate Swap		LIBOR
Put - 30 Year	Deutsche Bank AG	3 Month	Receive	10,165	3.54% 06/18/2019		194	165	(29)
Interest Rate Swap		LIBOR
Put - 30 Year	Deutsche Bank AG	3 Month	Receive	5,150	2.68% 01/13/2021		689	516	(173)
Interest Rate Swap		LIBOR
Put - 30 Year	Deutsche Bank AG	3 Month	Receive	10,225	3.04% 06/18/2019		426	404	(22)
Interest Rate Swap		LIBOR
Total							$4,661	$3,960	$(701)

			Pay/
			Receive
Written Swaptions		Floating Rate Floating		Notional	Exercise	Expiration	Upfront	Fair	Unrealized
Outstanding	Counterparty	Index	Rate	Amount	Rate	Date	Payments/(Receipts)	Value	Appreciation/(Depreciation)
Put - 10 Year	Deutsche Bank AG	3 Month	Pay $	73,630	2.65% 08/23/2018 $		(938)	$(1,044)	$(106)
Interest Rate Swap		LIBOR
Total							$(938)	$(1,044)	$(106)

Amounts in thousands

Futures Contracts

Description and Expiration Date			Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)
Canada 10 Year Bond; December 2017			Short	41		$4,368	$		21
Euro Bund 10 Year Bund; December 2017			Short	92		17,441			(38)
Euro Buxl 30 Year Bond; December 2017			Long	46		8,901			(10)
Euro Schatz; December 2017			Short	279		36,485			(37)
Euro-Bobl 5 Year; December 2017			Short	214		32,850			(23)

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2017

Futures Contracts (continued)

Description and Expiration Date				Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)

Euro-BTP; December 2017				Short	51		$8,293	$		(208)
Japan 10 Year Bond TSE; December 2017				Short	27		35,730			143
UK 10 Year Gilt; December 2017				Short	156		25,760			97
US 10 Year Note; December 2017				Long	93		11,619			(31)
US 10 Year Ultra Note; December 2017				Short	76		10,178			27
US 2 Year Note; December 2017				Short	281		60,516			87
US 5 Year Note; December 2017				Long	59		6,914			11
US Long Bond; December 2017				Short	159		24,242			399
US Ultra Bond; December 2017				Short	300		49,434			858
Total								$		1,296

Amounts in thousands except contracts

Foreign Currency Contracts

									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date		Contracts to Accept		In Exchange For		Fair Value	Asset	Liability
ANZ Stockbroking		11/06/2017		GBP	189,000		$251	$251	$—		$—
Australia and New Zealand Banking		11/06/2017		EUR	699,000		825	814	—		(11)
Group
Australia and New Zealand Banking		11/06/2017		GBP	63,000		84	84	—		—
Group
Bank of America NA		11/06/2017		CAD	210,000		168	163	—		(5)
Citigroup Inc		11/06/2017		EUR	100,000		117	116	—		(1)
Deutsche Bank AG		11/17/2017		SEK	63,249,572		7,813	7,563	—	(250)
Goldman Sachs & Co		11/06/2017		EUR	88,000		103	102	—		(1)
Goldman Sachs & Co		11/06/2017		GBP	240,000		317	319	2		—
JPMorgan Chase		11/16/2017		MXN	142,974,119		7,546	7,439	—	(107)
National Australia Bank		11/06/2017		CAD	180,000		142	139	—		(3)
National Australia Bank		11/06/2017		EUR	2,640,000		3,118	3,076	—		(42)
Nomura Securities		11/06/2017		CAD	190,000		152	147	—		(5)
Nomura Securities		11/06/2017		GBP	270,000		357	359	2		—
Total									$4	$(425)
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date		Contracts to Deliver		In Exchange For		Fair Value	Asset	Liability
ANZ Stockbroking		11/06/2017		NZD	20,576,000		$14,854	$14,079	$775		$—
Australia and New Zealand Banking		11/06/2017		NZD	9,517,310		6,789	6,512	277		—
Group
Bank of America NA		11/06/2017		GBP	6,946,000		9,211	9,226	—		(15)
Bank of America NA		12/05/2017		GBP	6,830,000		9,055	9,078	—		(23)
Bank of America NA		12/05/2017		NZD	35,108,000		24,004	24,002	2		—
Barclays Bank PLC		11/06/2017		JPY	4,030,947,000		35,941	35,458	483		—
Barclays Bank PLC		12/05/2017		JPY	2,014,124,000		17,774	17,743	31		—
BNP Paribas		12/05/2017		GBP	2,130,000		2,831	2,831	—		—
Deutsche Bank AG		11/06/2017		EUR	30,494,000		36,134	35,528	606		—
Deutsche Bank AG		11/17/2017		EUR	6,595,000		7,812	7,688	124		—
Goldman Sachs & Co		11/06/2017		GBP	746,000		1,000	991	9		—
Howard, Weil, Labouisse, Friedrichs		11/06/2017		CAD	5,358,000		4,296	4,153	143		—
JPMorgan Chase		11/16/2017		CAD	9,455,000		7,546	7,330	216		—
Morgan Stanley & Co		11/06/2017		EUR	75,000		87	87	—		—
Nomura Securities		11/06/2017		NZD	815,790		586	558	28		—
Royal Bank of Scotland PLC		12/05/2017		JPY	2,013,043,500		17,797	17,733	64		—
Standard Chartered Bank, Hong Kong		11/06/2017		NZD	4,303,000		3,095	2,944	151		—
Standard Chartered Bank, Hong Kong		12/05/2017		GBP	100,000		133	133	—		—
UBS AG		12/05/2017		EUR	27,042,000		31,516	31,554	—		(38)
Total									$2,909		$(76)

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive
		Floating	Fixed	Payment		Notional	Unrealized		Upfront	Fair Value
Counterparty	Floating Rate Index	Rate	Rate	Frequency	Maturity Date	Amount		Appreciation/(Depreciation)	Payments/(Receipts)	Asset	Liability
Barclays Bank	US CPI Urban	Receive	2.07%	Annual	03/10/2018	$20,405		$959	$—	$959	$—
PLC	Consumers
	NAS(CPURNSA)
Barclays Bank	US CPI Urban	Receive	1.59%	Annual	09/13/2018	34,806		875	—	875	—
PLC	Consumers
	NAS(CPURNSA)

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2017

Interest Rate Swaps (continued)

		(Pay)/
		Receive
	Floating Rate	Floating	Fixed	Payment		Notional		Unrealized	Upfront	Fair Value
Counterparty	Index	Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)	Payments/(Receipts)	Asset	Liability
Deutsche Bank	Eurostat Eurozone	Receive	1.47%	Annual	03/15/2027		$3,135	$16	$—	$16	—
AG	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank	Eurostat Eurozone	Pay	1.97%	Annual	03/15/2047		3,135	52	—	52	—
AG	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank	UK RPI All Items	Receive	3.57%	Annual	03/15/2047	GBP	2,280	(19)	—	—	(19)
AG	NSA
Total								$1,883	$—	$1,902	$(19)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive
		Floating	Fixed	Payment		Notional		Unrealized	Upfront
Floating Rate Index		Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)	Payments/(Receipts)		Fair Value
3 Month LIBOR		Receive	2.17% Quarterly		08/24/2027		$2,800	$50	$—		$50
3 Month LIBOR		Pay	1.73% Semiannual		08/31/2046		1,855	(35)	(318)		(353)
6 Month GBP LIBOR		Receive	1.61% Semiannual		02/15/2047	GBP	11,430	1	(59)		(58)
Canada Bankers Acceptances 3		Receive	1.80% Semiannual		10/27/2019	CAD	57,820	(30)	1		(29)
Month
Canada Bankers Acceptances 3		Pay	1.91% Semiannual		10/10/2019		105,250	229	(3)		226
Month
Canada Bankers Acceptances 3		Receive	1.86% Quarterly		10/16/2019		55,975	(77)	1		(76)
Month
Canada Bankers Acceptances 3		Pay	1.84% Semiannual		09/07/2019		98,365	112	5		117
Month
Eurostat Eurozone HICP Ex Tobacco		Receive	1.30%	Annual	09/29/2022	EUR	12,585	—	1		1
Unrevised Series NSA
Eurostat Eurozone HICP Ex Tobacco		Pay	1.75%	Annual	06/15/2047		4,175	(244)	(3)		(247)
Unrevised Series NSA
Eurostat Eurozone HICP Ex Tobacco		Pay	1.83%	Annual	05/15/2047		4,240	(108)	3		(105)
Unrevised Series NSA
HICP Ex Food and Energy		Receive	1.26%	Annual	08/15/2022		12,690	29	—		29
HICP Ex Food and Energy		Pay	1.88%	Annual	07/15/2047		4,230	(67)	1		(66)
ICE LIBOR GBP 6 Month		Pay	1.66% Semiannual		09/28/2047	GBP	2,440	59	(3)		56
NZFM New Zealand Bank Bill 3		Receive	3.07% Quarterly		09/08/2027	NZD	6,467	34	(3)		31
Month FRA
NZFM New Zealand Bank Bill 3		Receive	3.06% Quarterly		09/08/2027		13,130	78	(6)		72
Month FRA
NZFM New Zealand Bank Bill 3		Receive	3.07% Quarterly		09/08/2027		6,533	33	(3)		30
Month FRA
UK RPI All Items NSA		Receive	3.47%	Annual	09/15/2047	GBP	1,105	22	2		24
UK RPI All Items NSA		Pay	3.30%	Annual	10/15/2022		20,730	(60)	1		(59)
UK RPI All Items NSA		Pay	3.38%	Annual	09/15/2027		4,780	(20)	2		(18)
UK RPI All Items NSA		Receive	3.47%	Annual	10/15/2047		2,235	40	—		40
UK RPI All Items NSA		Pay	3.62%	Annual	02/15/2047		6,860	508	32		540
UK RPI All Items NSA		Pay	3.52%	Annual	02/15/2027		14,360	204	7		211
UK RPI All Items NSA		Receive	3.49%	Annual	08/15/2047		2,160	39	1		40
UK RPI All Items NSA		Pay	3.37%	Annual	06/15/2022		21,385	(163)	(6)		(169)
UK RPI All Items NSA		Pay	3.34%	Annual	07/15/2027		4,825	(73)	(1)		(74)
UK RPI All Items NSA		Pay	3.40%	Annual	08/15/2022		20,730	(105)	(3)		(108)
US CPI Urban Consumers		Receive	1.76%	Annual	02/01/2018		$38,825	83	1		84
NAS(CPURNSA)
US CPI Urban Consumers		Pay	1.24%	Annual	04/01/2018		38,825	(145)	1		(144)
NAS(CPURNSA)
Total								$394	$(349)		$45

Amounts in thousands

See accompanying notes.

     Schedule of Investments International Emerging Markets Fund October 31, 2017

COMMON STOCKS - 96.55%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.72%			Gas - 0.76%
Smiles Fidelidade SA	274,000	$7,074	Indraprastha Gas Ltd	305,435	$7,473

Automobile Manufacturers - 3.59%			Insurance - 2.73%
Brilliance China Automotive Holdings Ltd	3,488,000	8,839	Ping An Insurance Group Co of China Ltd	1,870,000	16,434
Guangzhou Automobile Group Co Ltd	4,226,000	10,510	Powszechny Zaklad Ubezpieczen SA	793,638	10,242
Maruti Suzuki India Ltd	124,625	15,810			$26,676
		$35,159	Internet - 14.33%
Automobile Parts & Equipment - 1.31%			Alibaba Group Holding Ltd ADR(a)	299,709	55,413
Motherson Sumi Systems Ltd	1,324,211	7,473	JD.com Inc ADR(a)	302,745	11,359
Nexteer Automotive Group Ltd (a)	2,715,000	5,317	Tencent Holdings Ltd	1,323,600	59,489
		$12,790	Weibo Corp ADR (a)	88,058	8,159
			YY Inc ADR(a)	64,180	5,801
Banks - 15.29%
Akbank Turk AS	1,839,923	4,867			$140,221
Banco do Brasil SA	854,000	9,027	Iron & Steel - 2.88%
Banco Santander Chile	65,809,898	5,173	POSCO	49,482	14,423
Bank Negara Indonesia Persero Tbk PT	9,794,600	5,491	Vale SA	1,396,068	13,772
China Construction Bank Corp	28,049,722	25,068			$28,195
CIMB Group Holdings Bhd	5,748,100	8,337	Leisure Products & Services - 0.54%
Credicorp Ltd	38,703	8,106	Hero MotoCorp Ltd	89,299	5,315
FirstRand Ltd	1,035,659	3,759
Grupo Financiero Banorte SAB de CV	1,856,400	11,000	Lodging - 1.35%
HDFC Bank Ltd (b)	502,734	14,070	China Lodging Group Ltd ADR(a)	51,189	6,853
Industrial & Commercial Bank of China Ltd	31,572,000	25,121	Galaxy Entertainment Group Ltd	926,000	6,315
Sberbank of Russia PJSC ADR	1,217,931	17,480			$13,168
Yes Bank Ltd	2,489,770	12,102	Machinery - Construction & Mining - 0.47%
		$149,601	United Tractors Tbk PT	1,795,000	4,588
Chemicals - 3.10%
Hanwha Chemical Corp	271,726	7,402	Media - 3.13%
IRPC PCL (b)	20,517,300	3,984	Naspers Ltd	125,540	30,586
Kingboard Chemical Holdings Ltd	1,072,500	6,364
LG Chem Ltd	34,947	12,600	Mining - 1.17%
		$30,350	Hindalco Industries Ltd	2,775,500	11,469
Coal - 1.85%
Adaro Energy Tbk PT	25,450,700	3,425	Miscellaneous Manufacturers - 0.61%
China Shenhua Energy Co Ltd	3,699,500	8,850	Sunny Optical Technology Group Co Ltd	405,000	5,940
Yanzhou Coal Mining Co Ltd	5,874,000	5,863
		$18,138	Oil & Gas - 6.39%
Commercial Services - 3.74%			CNOOC Ltd	6,523,000	8,907
Adani Ports & Special Economic Zone Ltd	630,996	4,196	Hindustan Petroleum Corp Ltd	449,840	3,107
CCR SA	1,305,851	7,249	Indian Oil Corp Ltd	701,981	4,507
New Oriental Education & Technology Group	128,780	10,720	LUKOIL PJSC ADR	164,585	8,743
Inc ADR			MOL Hungarian Oil & Gas PLC	379,964	4,550
			PTT PCL (b)	793,900	10,044
Qualicorp SA	790,000	8,448
TAL Education Group ADR	216,762	5,961	Reliance Industries Ltd	846,854	12,312
		$36,574	SK Innovation Co Ltd	56,302	10,328
Computers - 0.17%					$62,498
Sea Ltd ADR(a)	109,023	1,644	Pharmaceuticals - 0.96%
			Hypermarcas SA	897,800	9,416
Diversified Financial Services - 3.56%
Bajaj Finance Ltd	196,610	5,468	Pipelines - 0.69%
Hana Financial Group Inc	136,252	5,831	Petronet LNG Ltd	1,672,310	6,715
Indiabulls Housing Finance Ltd	454,742	8,743
KB Financial Group Inc	160,604	8,397	Retail - 2.55%
Tisco Financial Group PCL (b)	2,420,000	6,394	Lojas Renner SA	875,100	9,202
		$34,833	Magazine Luiza SA	392,354	7,652
Electric - 0.91%			Rajesh Exports Ltd	241,715	2,922
Enel Americas SA	22,111,851	4,756	Wal-Mart de Mexico SAB de CV	2,320,300	5,195
Power Grid Corp of India Ltd	1,259,184	4,120			$24,971
		$8,876	Semiconductors - 14.45%
Electronics - 1.32%			Nanya Technology Corp	1,755,000	4,771
Elite Material Co Ltd	659,000	2,624	Powertech Technology Inc	1,309,000	4,099
Hon Hai Precision Industry Co Ltd	2,095,000	7,787	Samsung Electronics Co Ltd	26,984	66,518
Tripod Technology Corp	682,000	2,512	SK Hynix Inc	135,153	9,965
		$12,923	Taiwan Semiconductor Manufacturing Co Ltd	6,938,685	56,095
Engineering & Construction - 0.36%					$141,448
Malaysia Airports Holdings Bhd	1,802,000	3,523	Software - 0.53%
			Momo Inc ADR(a)	171,563	5,228
Food - 1.63%
Uni-President Enterprises Corp	2,836,000	5,926	Telecommunications - 5.46%
X5 Retail Group NV (a)	244,299	10,041	Accton Technology Corp	1,560,000	5,030
		$15,967	China Mobile Ltd	858,593	8,636
			LG Uplus Corp	591,987	6,797
			Mobile TeleSystems PJSC ADR	470,591	4,993

See accompanying notes.

		Schedule of Investments
		International Emerging Markets Fund
		October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)
Telecommunications (continued)
SK Telecom Co Ltd	43,938	$10,373
Telekomunikasi Indonesia Persero Tbk PT	43,989,000	13,125
TIM Participacoes SA	1,207,700	4,471
		$53,425
TOTAL COMMON STOCKS		$944,784
INVESTMENT COMPANIES - 1.14%	Shares Held	Value (000's)
Money Market Funds - 1.14%
Goldman Sachs Financial Square Funds -	11,196,728	11,197
Government Fund

TOTAL INVESTMENT COMPANIES		$11,197
PREFERRED STOCKS - 1.35%	Shares Held	Value (000's)
Holding Companies - Diversified - 1.15%
Itausa - Investimentos Itau SA 0.06%	3,488,677	$11,251

Iron & Steel - 0.20%
Vale SA 0.91%	217,000	1,988

TOTAL PREFERRED STOCKS		$13,239
Total Investments		$969,220
Other Assets and Liabilities - 0.96%		$9,354
TOTAL NET ASSETS - 100.00%		$978,574

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $34,492 or 3.52% of net assets.

Portfolio Summary (unaudited)

Country	Percent
China	28.17%
Korea, Republic Of	15.60%
India	12.87%
Brazil	9.14%
Taiwan, Province Of China	9.07%
Russian Federation	4.22%
South Africa	3.51%
Hong Kong	3.08%
Indonesia	2.72%
Thailand	2.09%
United States	1.68%
Mexico	1.65%
Malaysia	1.21%
Poland	1.05%
Chile	1.02%
Peru	0.83%
Turkey	0.50%
Hungary	0.46%
Singapore	0.17%
Other Assets and Liabilities	0.96%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments International Fund I

October 31, 2017

COMMON STOCKS - 93.71%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 1.13%			Computers (continued)
MTU Aero Engines AG	15,257	$2,582	Teleperformance	35,374	$5,166
Thales SA	24,430	2,546			$19,453
		$5,128	Consumer Products - 0.41%
Agriculture - 0.40%			Reckitt Benckiser Group PLC	20,700	1,852
KT&G Corp	18,863	1,786
			Distribution & Wholesale - 0.93%
Apparel - 0.55%			Bunzl PLC	62,000	1,931
Moncler SpA	87,000	2,470	Toyota Tsusho Corp	62,000	2,255
					$4,186
Automobile Manufacturers - 2.79%			Diversified Financial Services - 1.48%
Daimler AG	28,055	2,342	Partners Group Holding AG	7,068	4,754
Geely Automobile Holdings Ltd	1,354,000	4,199	Shinhan Financial Group Co Ltd	43,000	1,931
Great Wall Motor Co Ltd	2,984,000	3,765			$6,685
Suzuki Motor Corp	42,000	2,300	Electrical Components & Equipment - 0.75%
		$12,606	Brother Industries Ltd	139,000	3,382
Automobile Parts & Equipment - 6.29%
Brembo SpA	354,260	5,848	Electronics - 2.40%
Cie Generale des Etablissements Michelin	21,000	3,040	AAC Technologies Holdings Inc	370,007	6,785
Cie Plastic Omnium SA	50,000	2,085	Hon Hai Precision Industry Co Ltd	533,000	1,981
Faurecia	39,000	2,835	Horiba Ltd	35,000	2,085
Georg Fischer AG	1,850	2,279			$10,851
Koito Manufacturing Co Ltd	80,800	5,418	Engineering & Construction - 2.17%
Minth Group Ltd	477,000	2,577	COMSYS Holdings Corp	90,000	2,279
Valeo SA	64,173	4,345	JM AB	54,500	1,438
		$28,427	Kajima Corp	216,000	2,240
Banks - 9.86%			Kyowa Exeo Corp	68,000	1,482
Agricultural Bank of China Ltd	3,966,000	1,868	Taisei Corp	42,400	2,349
Bank of China Ltd	3,600,000	1,799			$9,788
Bank of Nova Scotia/The	33,000	2,130	Entertainment - 1.57%
BNP Paribas SA	39,000	3,044	Aristocrat Leisure Ltd	393,041	7,106
China Construction Bank Corp	3,154,000	2,819
China Merchants Bank Co Ltd	1,192,000	4,552	Food - 0.68%
DBS Group Holdings Ltd	189,000	3,156	X5 Retail Group NV (c)	75,000	3,083
Fukuoka Financial Group Inc	453,000	2,338
HSBC Holdings PLC	315,000	3,077	Forest Products & Paper - 1.14%
ING Groep NV	238,000	4,398	Mondi PLC	13,304	322
KBC Group NV	54,000	4,486	UPM-Kymmene OYJ	74,000	2,222
Macquarie Group Ltd	29,446	2,221	West Fraser Timber Co Ltd	43,000	2,616
Sberbank of Russia PJSC ADR	380,000	5,454			$5,160
United Overseas Bank Ltd	178,000	3,216	Gas - 0.50%
		$44,558	ENN Energy Holdings Ltd	306,000	2,246
Building Materials - 3.19%
Anhui Conch Cement Co Ltd	1,058,000	4,532	Hand & Machine Tools - 0.50%
CSR Ltd	980,000	3,564	SMC Corp/Japan	5,900	2,257
Sika AG	550	4,071
Xinyi Glass Holdings Ltd	2,304,000	2,233	Holding Companies - Diversified - 0.80%
		$14,400	KOC Holding AS	383,000	1,715
Chemicals - 4.59%			Siam Cement PCL/The	130,000	1,909
BASF SE	29,500	3,226			$3,624
Covestro AG (a)	49,500	4,758
			Home Builders - 5.90%
LG Chem Ltd	7,000	2,524	Barratt Developments PLC	257,000	2,234
Lotte Chemical Corp	11,400	3,765	Bellway PLC	80,421	3,899
Nissan Chemical Industries Ltd	62,900	2,346	Berkeley Group Holdings PLC	46,000	2,286
Nitto Denko Corp	21,500	1,999	Daiwa House Industry Co Ltd	58,000	2,126
PTT Global Chemical PCL (b)	872,000	2,101	Haseko Corp	357,000	5,184
		$20,719	Iida Group Holdings Co Ltd	91,000	1,746
Coal - 0.44%			Persimmon PLC	135,000	5,024
China Shenhua Energy Co Ltd	830,000	1,986	Taylor Wimpey PLC	1,575,052	4,174
					$26,673
Commercial Services - 4.13%			Insurance - 5.76%
Ashtead Group PLC	200,000	5,152	Allianz SE	10,118	2,362
Hays PLC	867,000	2,146	AXA SA	105,000	3,170
Intertek Group PLC	33,500	2,413	CNP Assurances	93,000	2,163
Kroton Educacional SA	408,000	2,263	Legal & General Group PLC	848,000	3,007
New Oriental Education & Technology Group	30,000	2,497	Mapfre SA	78,830	258
Inc ADR			MS&AD Insurance Group Holdings Inc	55,000	1,868
Qualicorp SA	228,000	2,438	Ping An Insurance Group Co of China Ltd	623,000	5,475
Zhejiang Expressway Co Ltd	1,430,000	1,769	Prudential PLC	148,238	3,639
		$18,678	Sompo Holdings Inc	51,000	2,050
Computers - 4.31%			Swiss Life Holding AG (c)	5,797	2,015
Atos SE	53,082	8,244			$26,007
Capgemini SE	21,400	2,600	Internet - 7.17%
Nomura Research Institute Ltd	81,200	3,443	Alibaba Group Holding Ltd ADR(c)	34,000	6,286

See accompanying notes.

Schedule of Investments International Fund I

October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Internet (continued)			Telecommunications - 0.55%
Autohome Inc ADR(c)	45,000	$2,588	Nice Ltd ADR	30,000	$2,499
Criteo SA ADR(c)	60,000	2,506
NCSoft Corp	13,800	5,261	Toys, Games & Hobbies - 0.50%
Start Today Co Ltd	164,000	4,492	Bandai Namco Holdings Inc	66,300	2,272
Tencent Holdings Ltd	184,200	8,279
YY Inc ADR(c)	33,000	2,983	TOTAL COMMON STOCKS		$423,426
		$32,395	INVESTMENT COMPANIES - 6.49%	Shares Held	Value (000's)
Iron & Steel - 1.00%			Money Market Funds - 6.49%
Kumba Iron Ore Ltd	137,000	2,636	First American Government Obligations Fund	29,309,240	29,309
Severstal PJSC	123,000	1,876
		$4,512	TOTAL INVESTMENT COMPANIES		$29,309
Machinery - Diversified - 0.55%			Total Investments		$452,735
Yaskawa Electric Corp	70,000	2,508	Other Assets and Liabilities - (0.20)%		$(908)
			TOTAL NET ASSETS - 100.00%		$451,827
Metal Fabrication & Hardware - 0.99%
Catcher Technology Co Ltd	197,000	2,097
MISUMI Group Inc	86,000	2,356	(a)		Security exempt from registration under Rule 144A of the Securities Act of
		$4,453	1933. These securities may be resold in transactions exempt from
Mining - 0.49%			registration, normally to qualified institutional buyers. At the end of the
Boliden AB	63,000	2,205	period, the value of these securities totaled $4,758 or 1.05% of net assets.
			(b)		Fair value of these investments is determined in good faith by the Manager
Miscellaneous Manufacturers - 2.18%			under procedures established and periodically reviewed by the Board of
Largan Precision Co Ltd	31,300	5,933	Directors. Certain inputs used in the valuation may be unobservable;
Sunny Optical Technology Group Co Ltd	266,700	3,912	however, each security is evaluated individually for purposes of ASC 820
		$9,845	which results in not all securities being identified as Level 3 of the fair
Oil & Gas - 2.14%			value hierarchy. At the end of the period, the fair value of these securities
PTT PCL (b)	185,000	2,340	totaled $6,843 or 1.51% of net assets.
SK Innovation Co Ltd	14,000	2,568	(c) Non-Income Producing Security
Thai Oil PCL (b)	782,000	2,402
Tupras Turkiye Petrol Rafinerileri AS	66,000	2,378
		$9,688	Portfolio Summary (unaudited)
Packaging & Containers - 1.09%			Country		Percent
CCL Industries Inc	64,000	3,085	China		17.73%
Lee & Man Paper Manufacturing Ltd	1,500,000	1,832	Japan		17.41%
		$4,917	United Kingdom		10.00%
Pharmaceuticals - 0.96%			France		9.24%
Mitsubishi Tanabe Pharma Corp	94,000	2,069	United States		6.49%
Richter Gedeon Nyrt	92,000	2,288	Korea, Republic Of		5.74%
		$4,357	Taiwan, Province Of China		4.98%
Private Equity - 0.53%			Germany		4.10%
3i Group PLC	187,000	2,387	Switzerland		3.47%
			Australia		2.85%
Real Estate - 1.86%			Russian Federation		2.31%
China Vanke Co Ltd	602,000	2,143	Thailand		1.94%
Daito Trust Construction Co Ltd	15,000	2,622	Italy		1.84%
Open House Co Ltd	95,000	3,662	Canada		1.73%
		$8,427	Singapore		1.41%
Retail - 2.01%			Hong Kong		1.35%
ANTA Sports Products Ltd	503,000	2,250	Brazil		1.04%
JD Sports Fashion PLC	408,000	1,937	Belgium		0.99%
Man Wah Holdings Ltd	2,200,000	1,988	Netherlands		0.97%
Nitori Holdings Co Ltd	20,000	2,907	Turkey		0.90%
		$9,082	Sweden		0.81%
Semiconductors - 6.74%			Spain		0.71%
Infineon Technologies AG	117,000	3,236	South Africa		0.65%
Phison Electronics Corp	177,292	2,111	Israel		0.55%
Samsung Electronics Co Ltd	3,270	8,061	Hungary		0.50%
Taiwan Semiconductor Manufacturing Co Ltd	200,800	8,500	Finland		0.49%
ADR			Other Assets and Liabilities		(0.20)%
Tokyo Electron Ltd	38,000	6,691	TOTAL NET ASSETS		100.00%
Win Semiconductors Corp	228,565	1,872
		$30,471
Software - 2.28%
Amadeus IT Group SA	43,000	2,918
NetEase Inc ADR	7,400	2,086
Temenos Group AG (c)	22,000	2,540
TravelSky Technology Ltd	1,062,000	2,753
		$10,297

See accompanying notes.

Schedule of Investments
International Fund I
October 31, 2017

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
eMini MSCI EAFE; December 2017	Long	212	$21,279	$273
S&P 500 Emini; December 2017	Long	71	9,133	170
Total				$443
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments LargeCap Growth Fund October 31, 2017

COMMON STOCKS – 97.02%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks – 3.21%			Retail (continued)
Citizens Financial Group Inc	482,000	$18,321	PVH Corp	113,700	$14,418
SVB Financial Group (a)	94,400	20,700			$32,358
		$39,021	Semiconductors – 8.26%
Biotechnology – 2.44%			Applied Materials Inc	630,900	35,602
Alexion Pharmaceuticals Inc (a)	101,000	12,086	Broadcom Ltd	71,551	18,883
Vertex Pharmaceuticals Inc (a)	120,600	17,635	Lam Research Corp	101,484	21,166
		$29,721	Micron Technology Inc (a)	561,500	24,880
Chemicals – 4.67%					$100,531
Albemarle Corp	154,603	21,782	Software – 8.50%
Chemours Co/The	271,200	15,353	Activision Blizzard Inc	181,800	11,906
FMC Corp	212,900	19,770	Microsoft Corp	451,300	37,539
		$56,905	Oracle Corp	217,100	11,051
Commercial Services – 4.17%			Red Hat Inc (a)	115,900	14,004
FleetCor Technologies Inc (a)	83,733	13,838	ServiceNow Inc (a)	149,500	18,892
S&P Global Inc	146,398	22,907	Take-Two Interactive Software Inc (a)	90,600	10,025
Square Inc (a)	375,900	13,980			$103,417
		$50,725	Telecommunications - 1.39%
Computers – 6.84%			Arista Networks Inc (a)	84,500	16,891
Apple Inc	386,383	65,314
Lumentum Holdings Inc (a)	284,700	17,979	Transportation – 3.49%
		$83,293	CSX Corp	312,600	15,764
Cosmetics & Personal Care – 2.14%			FedEx Corp	68,688	15,511
Estee Lauder Cos Inc/The	233,300	26,085	Knight-Swift Transportation Holdings Inc	269,600	11,175
					$42,450
Diversified Financial Services – 6.84%			TOTAL COMMON STOCKS		$1,180,752
Charles Schwab Corp/The	428,900	19,232	INVESTMENT COMPANIES – 3.20%	Shares Held	Value(000	's)
Mastercard Inc	180,651	26,876	Money Market Funds – 3.20%
Visa Inc	337,356	37,102	Goldman Sachs Financial Square Funds -	38,884,768	38,885
		$83,210	Government Fund
Electrical Components & Equipment - 0.90%
Universal Display Corp	74,700	10,944	TOTAL INVESTMENT COMPANIES		$38,885
			Total Investments		$1,219,637
Hand & Machine Tools - 0.85%			Other Assets and Liabilities - (0.22)%		$(2,625)
Stanley Black & Decker Inc	63,800	10,307	TOTAL NET ASSETS - 100.00%		$1,217,012

Healthcare - Products – 8.32%
Align Technology Inc (a)	71,500	17,087	(a) Non-Income Producing Security
Baxter International Inc	282,700	18,226
IDEXX Laboratories Inc (a)	90,700	15,072
Intuitive Surgical Inc (a)	73,888	27,734
Thermo Fisher Scientific Inc	119,435	23,150	Portfolio Summary (unaudited)
		$101,269	Sector		Percent
Healthcare - Services - 1.32%			Technology		23.60%
Humana Inc	62,900	16,061	Communications		19.95%
			Consumer, Non-cyclical		18.39%
Internet – 18.56%			Industrial		12.39%
Alibaba Group Holding Ltd ADR(a)	107,100	19,802	Financial		10.05%
Alphabet Inc - A Shares (a)	52,952	54,702	Consumer, Cyclical		6.48%
Amazon.com Inc (a)	50,783	56,129	Basic Materials		4.67%
Facebook Inc (a)	282,512	50,869	Investment Companies		3.20%
Netflix Inc (a)	164,631	32,338	Energy		1.49%
Priceline Group Inc/The (a)	6,313	12,070	Other Assets and Liabilities		(0.22)%
		$225,910	TOTAL NET ASSETS		100.00%
Leisure Products & Services – 2.01%
Royal Caribbean Cruises Ltd	197,302	24,420

Lodging - 1.81%
Wynn Resorts Ltd	149,160	22,000

Machinery - Construction & Mining – 3.03%
Caterpillar Inc	271,700	36,897

Machinery - Diversified – 4.12%
Cummins Inc	81,800	14,469
Deere & Co	142,800	18,975
Rockwell Automation Inc	83,400	16,748
		$50,192
Oil & Gas - 1.49%
Diamondback Energy Inc (a)	169,329	18,145

Retail - 2.66%
Dollar Tree Inc (a)	196,600	17,940

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2017

COMMON STOCKS - 96.91%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.02%			Biotechnology (continued)
Interpublic Group of Cos Inc/The	26,426	$509	Gilead Sciences Inc	66,269	$4,967
Omnicom Group Inc	17,446	1,172	Illumina Inc (a)	7,460	1,531
		$1,681	Incyte Corp (a)	158,598	17,961
Aerospace & Defense - 2.05%			Intercept Pharmaceuticals Inc (a)	1,255	77
Boeing Co/The	558,580	144,102	Intrexon Corp (a)	2,755	45
General Dynamics Corp	11,145	2,262	Ionis Pharmaceuticals Inc (a)	8,682	496
Harris Corp	2,707	377	Regeneron Pharmaceuticals Inc (a)	5,566	2,241
HEICO Corp	2,596	236	Seattle Genetics Inc (a)	6,728	412
HEICO Corp - Class A	4,517	344	Vertex Pharmaceuticals Inc (a)	439,706	64,298
Lockheed Martin Corp	18,721	5,769			$196,456
Northrop Grumman Corp	8,255	2,440	Building Materials - 0.06%
Raytheon Co	12,185	2,196	Armstrong World Industries Inc (a)	3,847	197
Rockwell Collins Inc	8,312	1,127	Eagle Materials Inc	3,551	375
TransDigm Group Inc	3,547	984	Fortune Brands Home & Security Inc	11,179	738
		$159,837	Lennox International Inc	2,959	565
Agriculture - 0.50%			Martin Marietta Materials Inc	4,085	886
Altria Group Inc	99,163	6,368	Masco Corp	16,540	659
Philip Morris International Inc	310,570	32,498	Vulcan Materials Co	8,745	1,065
		$38,866			$4,485
Airlines - 1.04%			Chemicals - 0.31%
Alaska Air Group Inc	386,008	25,488	Albemarle Corp	1,599	225
American Airlines Group Inc	1,124,038	52,628	Axalta Coating Systems Ltd (a)	15,499	515
Copa Holdings SA	837	103	Celanese Corp	6,155	642
Southwest Airlines Co	50,372	2,713	Chemours Co/The	13,808	782
		$80,932	DowDuPont Inc	57,112	4,130
Apparel - 0.08%			FMC Corp	9,781	908
Carter's Inc	3,962	383	Huntsman Corp	8,202	263
Hanesbrands Inc	28,742	647	International Flavors & Fragrances Inc	5,733	845
Michael Kors Holdings Ltd (a)	1,894	93	LyondellBasell Industries NV	17,098	1,770
NIKE Inc	67,808	3,729	Monsanto Co	35,303	4,275
VF Corp	18,527	1,290	NewMarket Corp	541	217
			Platform Specialty Products Corp (a)	8,877	95
		$6,142
Automobile Manufacturers - 0.48%			PPG Industries Inc	22,070	2,566
Ferrari NV	137,756	16,487	Praxair Inc	21,148	3,090
Tesla Inc (a)	62,916	20,858	RPM International Inc	8,954	478
		$37,345	Sherwin-Williams Co/The	7,026	2,776
			Univar Inc (a)	7,635	227
Automobile Parts & Equipment - 0.08%
Allison Transmission Holdings Inc	11,584	492	Versum Materials Inc	2,959	125
BorgWarner Inc	3,274	173	Westlake Chemical Corp	1,615	137
Delphi Automotive PLC	36,631	3,640	WR Grace & Co	5,090	389
Lear Corp	4,490	788			$24,455
Visteon Corp (a)	2,917	368	Commercial Services - 6.41%
WABCO Holdings Inc (a)	4,160	614	Aramark	8,819	385
		$6,075	Automatic Data Processing Inc	22,899	2,662
			Booz Allen Hamilton Holding Corp	11,542	436
Banks - 0.89%			Bright Horizons Family Solutions Inc (a)	4,559	393
Capital One Financial Corp	7,415	683
			Cintas Corp	6,528	973
East West Bancorp Inc	1,505	90	CoreLogic Inc/United States (a)	5,901	277
First Republic Bank/CA	140,723	13,707	CoStar Group Inc (a)	2,644	782
Morgan Stanley	1,073,074	53,654
Pinnacle Financial Partners Inc	1,757	116	Ecolab Inc	896,136	117,089
			Equifax Inc	8,980	975
State Street Corp	4,726	435	Euronet Worldwide Inc (a)	4,828	467
SVB Financial Group (a)	3,010	660
			FleetCor Technologies Inc (a)	551,110	91,082
Western Alliance Bancorp (a)	4,693	262
			Gartner Inc (a)	6,561	822
		$69,607
			Global Payments Inc	337,096	35,041
Beverages - 0.31%			H&R Block Inc	5,106	126
Brown-Forman Corp - B Shares	12,359	705	IHS Markit Ltd (a)	16,686	711
Coca-Cola Co/The	220,279	10,129
			KAR Auction Services Inc	11,068	524
Constellation Brands Inc	13,918	3,049	Live Nation Entertainment Inc (a)	11,688	512
Dr Pepper Snapple Group Inc	13,681	1,172
Monster Beverage Corp (a)	42,990	2,490	Moody's Corp	8,515	1,213
			Morningstar Inc	1,301	111
PepsiCo Inc	63,775	7,030	PayPal Holdings Inc (a)	3,260,032	236,548
		$24,575	Quanta Services Inc (a)	4,210	159
Biotechnology - 2.52%			Robert Half International Inc	10,194	528
Alexion Pharmaceuticals Inc (a)	275,657	32,985
			S&P Global Inc	13,196	2,065
Alnylam Pharmaceuticals Inc (a)	175,264	21,354
			Service Corp International/US	15,260	541
Amgen Inc	15,062	2,639	ServiceMaster Global Holdings Inc (a)	11,187	527
Biogen Inc (a)	126,554	39,442	Square Inc (a)	19,668	731
BioMarin Pharmaceutical Inc (a)	12,360	1,015	Total System Services Inc	14,823	1,068
Bioverativ Inc (a)	7,620	431	TransUnion (a)	12,125	636
Celgene Corp (a)	55,201	5,574	United Rentals Inc (a)	6,325	895
Charles River Laboratories International Inc	4,160	484	Vantiv Inc (a)	12,889	902
(a)
			Verisk Analytics Inc (a)	11,407	970
Exelixis Inc (a)	20,323	504

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Commercial Services (continued)			Electronics (continued)
Western Union Co/The	37,392	$743	Coherent Inc (a)	2,080	$547
		$500,894	Corning Inc	2,677	84
Computers - 3.90%			FLIR Systems Inc	6,714	314
Accenture PLC - Class A	47,962	6,828	Fortive Corp	1,754,628	126,790
Apple Inc	1,154,814	195,210	Gentex Corp	15,819	307
Cognizant Technology Solutions Corp	29,924	2,264	Honeywell International Inc	37,392	5,391
CSRA Inc	14,400	461	Mettler-Toledo International Inc (a)	1,946	1,328
Dell Technologies Inc Class V (a)	15,990	1,323	National Instruments Corp	7,830	352
DST Systems Inc	2,477	145	PerkinElmer Inc	2,658	192
DXC Technology Co	14,517	1,328	Sensata Technologies Holding NV (a)	7,070	346
Fortinet Inc (a)	12,514	493	Trimble Inc (a)	16,035	656
Genpact Ltd	2,846,289	86,670	Waters Corp (a)	5,893	1,155
International Business Machines Corp	43,962	6,773			$273,391
NCR Corp (a)	9,809	315	Entertainment - 0.01%
NetApp Inc	18,491	821	Lions Gate Entertainment Corp - A shares (a)	4,972	144
Western Digital Corp	24,294	2,169	Vail Resorts Inc	3,174	727
		$304,800			$871
Consumer Products - 0.08%			Environmental Control - 0.45%
Avery Dennison Corp	6,232	662	Waste Connections Inc	472,150	33,367
Church & Dwight Co Inc	18,957	856	Waste Management Inc	18,746	1,540
Clorox Co/The	8,295	1,050			$34,907
Kimberly-Clark Corp	30,754	3,460	Food - 0.11%
		$6,028	Campbell Soup Co	10,063	477
Cosmetics & Personal Care - 1.40%			General Mills Inc	21,076	1,094
Colgate-Palmolive Co	6,907	487	Hershey Co/The	9,420	1,000
Estee Lauder Cos Inc/The	969,437	108,393	Kellogg Co	17,416	1,089
Procter & Gamble Co/The	6,631	572	Kroger Co/The	37,959	786
		$109,452	McCormick & Co Inc/MD	9,073	903
Distribution & Wholesale - 0.04%			Pilgrim's Pride Corp (a)	5,657	180
Fastenal Co	21,816	1,025	Sprouts Farmers Market Inc (a)	11,914	220
HD Supply Holdings Inc (a)	15,313	542	Sysco Corp	51,784	2,880
LKQ Corp (a)	4,625	174			$8,629
Pool Corp	3,272	395	Forest Products & Paper - 0.01%
Watsco Inc	2,629	438	International Paper Co	19,186	1,099
WW Grainger Inc	3,695	730
		$3,304	Gas - 0.07%
Diversified Financial Services - 5.44%			Sempra Energy	45,777	5,379
Alliance Data Systems Corp	3,839	859
Ameriprise Financial Inc	12,405	1,942	Hand & Machine Tools - 0.02%
BGC Partners Inc	6,772	103	Lincoln Electric Holdings Inc	5,073	465
Cboe Global Markets Inc	7,830	885	Snap-on Inc	938	148
Charles Schwab Corp/The	296,134	13,279	Stanley Black & Decker Inc	5,572	900
Credit Acceptance Corp (a)	870	249			$1,513
Eaton Vance Corp	8,529	430	Healthcare - Products - 8.77%
Federated Investors Inc	3,568	111	ABIOMED Inc (a)	3,247	626
Intercontinental Exchange Inc	671,838	44,408	Align Technology Inc (a)	6,139	1,467
Invesco Ltd	5,496	197	Baxter International Inc	7,136	460
Lazard Ltd	8,904	423	Becton Dickinson and Co	353,152	73,692
Legg Mason Inc	2,494	95	Bio-Techne Corp	3,086	404
LPL Financial Holdings Inc	7,045	349	Boston Scientific Corp (a)	70,039	1,971
Mastercard Inc	71,250	10,600	Bruker Corp	5,707	179
Raymond James Financial Inc	2,908	247	Cooper Cos Inc/The	3,077	739
SEI Investments Co	10,003	645	CR Bard Inc	5,902	1,930
T Rowe Price Group Inc	3,145	292	Danaher Corp	1,731,439	159,761
TD Ameritrade Holding Corp	582,359	29,113	Edwards Lifesciences Corp (a)	551,403	56,370
Visa Inc	2,916,386	320,744	Henry Schein Inc (a)	12,388	974
		$424,971	Hill-Rom Holdings Inc	5,341	431
Electric - 0.00%			IDEXX Laboratories Inc (a)	6,739	1,120
NRG Energy Inc	4,150	104	Intuitive Surgical Inc (a)	601,224	225,676
			Medtronic PLC	5,132	413
Electrical Components & Equipment - 0.03%			OPKO Health Inc (a)	2,560	17
Acuity Brands Inc	2,240	375	Patterson Cos Inc	2,486	92
AMETEK Inc	3,872	261	QIAGEN NV (a)	7,179	243
Emerson Electric Co	4,628	298	Stryker Corp	356,656	55,235
Energizer Holdings Inc	5,885	253	Teleflex Inc	761	180
Hubbell Inc	3,199	402	Thermo Fisher Scientific Inc	528,637	102,466
Universal Display Corp	3,568	523	Varian Medical Systems Inc (a)	7,466	778
		$2,112			$685,224
Electronics - 3.50%			Healthcare - Services - 3.81%
Agilent Technologies Inc	7,001	476	Aetna Inc	74,914	12,737
Allegion PLC	7,678	640	Anthem Inc	178,199	37,281
Amphenol Corp	1,549,574	134,813	Centene Corp (a)	142,500	13,348
			Cigna Corp	419,277	82,690

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Services (continued)			Lodging - 0.65%
HCA Healthcare Inc (a)	1,073	$81	Choice Hotels International Inc	3,526	$246
Humana Inc	141,075	36,024	Hilton Grand Vacations Inc (a)	6,917	283
LifePoint Health Inc (a)	1,608	77	Hilton Worldwide Holdings Inc	621,323	44,910
Quintiles IMS Holdings Inc (a)	6,646	718	Las Vegas Sands Corp	18,564	1,176
UnitedHealth Group Inc	540,376	113,598	Marriott International Inc/MD	16,195	1,935
WellCare Health Plans Inc (a)	3,492	691	MGM Resorts International	5,064	159
		$297,245	Wyndham Worldwide Corp	8,032	858
Holding Companies - Diversified - 0.00%			Wynn Resorts Ltd	6,217	917
Leucadia National Corp	7,322	185			$50,484
			Machinery - Construction & Mining - 0.59%
Home Builders - 0.04%			BWX Technologies Inc	678,815	40,675
DR Horton Inc	15,318	677	Caterpillar Inc	42,220	5,733
NVR Inc (a)	262	860			$46,408
PulteGroup Inc	8,877	268	Machinery - Diversified - 2.44%
Thor Industries Inc	4,244	578	Cognex Corp	6,747	831
Toll Brothers Inc	7,112	328	Cummins Inc	8,498	1,503
		$2,711	Deere & Co	28,479	3,784
Home Furnishings - 0.00%			Graco Inc	4,591	605
Tempur Sealy International Inc (a)	1,936	126	IDEX Corp	5,707	732
Whirlpool Corp	651	107	Middleby Corp/The (a)	4,278	496
		$233	Nordson Corp	4,490	569
Housewares - 0.01%			Rockwell Automation Inc	6,578	1,321
Scotts Miracle-Gro Co/The	3,120	311	Roper Technologies Inc	486,762	125,667
Toro Co/The	8,739	549	Wabtec Corp/DE	708,432	54,195
			Welbilt Inc (a)	11,246	248
Tupperware Brands Corp	4,700	276
			Zebra Technologies Corp (a)	4,467	518
		$1,136
Insurance - 0.36%					$190,469
Allstate Corp/The	11,880	1,115	Media - 1.23%
			AMC Networks Inc (a)	5,090	259
American International Group Inc	5,694	368
Aon PLC	19,034	2,730	Cable One Inc	431	306
Arch Capital Group Ltd (a)	1,403	140	CBS Corp	26,602	1,493
			Charter Communications Inc (a)	222,638	74,399
Arthur J Gallagher & Co	8,963	568
Assurant Inc	1,319	133	Comcast Corp - Class A	355,720	12,817
Erie Indemnity Co	1,385	167	FactSet Research Systems Inc	2,792	530
Marsh & McLennan Cos Inc	37,925	3,069	Scripps Networks Interactive Inc	4,304	358
Progressive Corp/The	49,315	2,399	Sirius XM Holdings Inc	109,950	598
RenaissanceRe Holdings Ltd	566	78	Twenty-First Century Fox Inc - A Shares	2,699	71
Voya Financial Inc	1,653	67	Twenty-First Century Fox Inc - B Shares	4,566	116
Willis Towers Watson PLC	104,562	16,843	Walt Disney Co/The	54,854	5,365
XL Group Ltd	7,094	287			$96,312
		$27,964	Mining - 0.01%
			Freeport-McMoRan Inc (a)	21,344	298
Internet - 21.98%
Alibaba Group Holding Ltd ADR(a)	887,608	164,110	Southern Copper Corp	5,707	245
Alphabet Inc - A Shares (a)	207,393	214,245			$543
Alphabet Inc - C Shares (a)	224,170	227,900	Miscellaneous Manufacturers - 1.15%
Amazon.com Inc (a)	372,009	411,174	3M Co	29,756	6,850
CDW Corp/DE	12,004	840	AO Smith Corp	1,251,444	74,086
Dropbox Inc (a),(b),(c),(d)	52,984	498	AptarGroup Inc	1,319	115
Expedia Inc	9,034	1,126	Donaldson Co Inc	10,113	477
F5 Networks Inc (a)	5,090	617	Dover Corp	2,022	193
Facebook Inc (a)	1,869,953	336,704	General Electric Co	77,448	1,561
Flipkart Online Services Pvt Ltd (a),(b),(c),(d)	6,882	606	Illinois Tool Works Inc	15,618	2,445
GoDaddy Inc (a)	10,341	483	Ingersoll-Rand PLC	18,188	1,611
IAC/InterActiveCorp (a)	5,944	767	Parker-Hannifin Corp	12,498	2,282
Liberty Expedia Holdings Inc (a)	1,987	92			$89,620
Match Group Inc (a)	7,551	202	Oil & Gas - 0.04%
Netflix Inc (a)	148,638	29,198	Antero Resources Corp (a)	8,239	160
Priceline Group Inc/The (a)	120,226	229,867	Apache Corp	1,525	63
Shopify Inc (a)	86,159	8,572	Cabot Oil & Gas Corp	23,185	642
Tencent Holdings Ltd ADR	825,600	37,193	Cimarex Energy Co	6,250	731
TripAdvisor Inc (a)	1,386,871	52,008	Devon Energy Corp	2,892	107
VeriSign Inc (a)	7,215	776	Diamondback Energy Inc (a)	1,641	176
Zillow Group Inc - A Shares (a)	3,737	154	EOG Resources Inc	2,760	276
		$1,717,132	Gulfport Energy Corp (a)	1,533	21
Iron & Steel - 0.00%			Laredo Petroleum Inc (a)	11,721	140
Steel Dynamics Inc	3,154	117	Newfield Exploration Co (a)	14,299	440
			Parsley Energy Inc (a)	10,917	290
Leisure Products & Services - 0.01%			Rice Energy Inc (a)	6,615	187
Brunswick Corp/DE	6,155	312	RSP Permian Inc (a)	4,782	165
Polaris Industries Inc	4,650	550			$3,398
		$862	Oil & Gas Services - 0.02%
			Halliburton Co	42,449	1,814

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas Services (continued)			Retail (continued)
RPC Inc	4,128	$101	Foot Locker Inc	1,284	$39
		$1,915	Gap Inc/The	3,055	79
Packaging & Containers - 0.04%			Home Depot Inc/The	199,770	33,118
Ardagh Group SA	1,158	25	Liberty Interactive Corp QVC Group (a)	19,059	433
Berry Global Group Inc (a)	9,749	580	Lowe's Cos Inc	80,002	6,396
Crown Holdings Inc (a)	7,035	423	Lululemon Athletica Inc (a)	7,703	474
Graphic Packaging Holding Co	17,546	272	McDonald's Corp	41,874	6,989
Owens-Illinois Inc (a)	10,434	249	Michaels Cos Inc/The (a)	8,591	167
Packaging Corp of America	6,917	804	MSC Industrial Direct Co Inc	1,809	150
Sealed Air Corp	7,720	341	Nordstrom Inc	9,310	369
Silgan Holdings Inc	6,291	184	Nu Skin Enterprises Inc	2,004	127
		$2,878	O'Reilly Automotive Inc (a)	6,291	1,327
Pharmaceuticals - 2.93%			Restaurant Brands International Inc	437,700	28,271
AbbVie Inc	113,505	10,244	Ross Stores Inc	384,326	24,401
ACADIA Pharmaceuticals Inc (a)	6,793	237	Sally Beauty Holdings Inc (a)	4,766	83
Agios Pharmaceuticals Inc (a)	2,699	173	Starbucks Corp	1,430,331	78,439
Akorn Inc (a)	7,466	243	Tapestry Inc	5,122	210
Alkermes PLC (a)	10,716	523	TJX Cos Inc/The	1,095,916	76,494
AmerisourceBergen Corp	12,243	942	Tractor Supply Co	9,394	566
Bristol-Myers Squibb Co	41,490	2,558	Ulta Beauty Inc (a)	4,380	884
DexCom Inc (a)	1,146,327	51,550	Walgreens Boots Alliance Inc	26,264	1,741
Eli Lilly & Co	72,172	5,914	Wendy's Co/The	16,540	252
Express Scripts Holding Co (a)	6,477	397	Williams-Sonoma Inc	2,223	115
Herbalife Ltd (a)	5,614	408	Yum China Holdings Inc	24,478	988
Johnson & Johnson	31,228	4,354	Yum! Brands Inc	341,803	25,447
McKesson Corp	3,018	416			$437,632
Merck & Co Inc	502,428	27,679	Semiconductors - 2.40%
Neurocrine Biosciences Inc (a)	6,145	382	Analog Devices Inc	18,755	1,712
Premier Inc (a)	3,042	99	Applied Materials Inc	117,877	6,652
TESARO Inc (a)	2,609	302	ASML Holding NV - NY Reg Shares	83,400	15,075
Zoetis Inc	1,919,689	122,514	Broadcom Ltd	20,734	5,472
		$228,935	IPG Photonics Corp (a)	3,061	652
Pipelines - 0.03%			KLA-Tencor Corp	11,990	1,306
Cheniere Energy Inc (a)	9,665	452	Lam Research Corp	22,670	4,728
ONEOK Inc	27,524	1,494	Maxim Integrated Products Inc	21,419	1,125
Williams Cos Inc/The	9,741	277	Microchip Technology Inc	17,216	1,632
			Micron Technology Inc (a)	40,572	1,798
		$2,223
			Microsemi Corp (a)	7,568	404
Real Estate - 0.01%
CBRE Group Inc (a)	9,834	387	NVIDIA Corp	72,364	14,965
			NXP Semiconductors NV (a)	774,812	90,692
			ON Semiconductor Corp (a)	32,933	702
REITs - 2.34%			Qorvo Inc (a)	5,504	417
American Tower Corp	38,770	5,570
CoreSite Realty Corp	2,587	286	Skyworks Solutions Inc	14,000	1,594
Crown Castle International Corp	434,510	46,527	Teradyne Inc	15,896	682
CubeSmart	9,403	256	Texas Instruments Inc	51,201	4,951
CyrusOne Inc	5,437	334	Xilinx Inc	448,869	33,077
Digital Realty Trust Inc	18,882	2,236			$187,636
Douglas Emmett Inc	9,022	359	Shipbuilding - 0.01%
Equinix Inc	3,973	1,841	Huntington Ingalls Industries Inc	3,010	701
Equity LifeStyle Properties Inc	6,105	540
Extra Space Storage Inc	7,635	623	Software - 11.66%
Federal Realty Investment Trust	2,123	256	Activision Blizzard Inc	61,999	4,060
			Adobe Systems Inc (a)	843,084	147,675
Gaming and Leisure Properties Inc	5,242	192
Iron Mountain Inc	16,540	662	ANSYS Inc (a)	438,620	59,964
			athenahealth Inc (a)	3,162	404
Lamar Advertising Co	5,471	385
			Autodesk Inc (a)	8,701	1,087
Outfront Media Inc	2,122	50
Public Storage	7,585	1,572	Black Knight Inc (a)	4,012	182
SBA Communications Corp (a)	753,422	118,423	Broadridge Financial Solutions Inc	9,732	836
			Cadence Design Systems Inc (a)	22,836	986
Simon Property Group Inc	14,408	2,238
Taubman Centers Inc	2,325	110	CDK Global Inc	11,119	707
			Cerner Corp (a)	21,368	1,443
		$182,460
			Citrix Systems Inc (a)	12,062	996
Retail - 5.60%
AutoZone Inc (a)	1,725	1,017	Dun & Bradstreet Corp/The	1,657	194
Burlington Stores Inc (a)	3,630	341	Electronic Arts Inc (a)	204,850	24,500
CarMax Inc (a)	13,710	1,030	Fidelity National Information Services Inc	9,580	889
Copart Inc (a)	16,244	589	First Data Corp (a)	37,908	675
			Fiserv Inc (a)	18,434	2,386
Costco Wholesale Corp	538,580	86,754
			Guidewire Software Inc (a)	3,162	253
Darden Restaurants Inc	9,822	808
Dick's Sporting Goods Inc	5,205	127	Intuit Inc	975,778	147,362
Dollar General Corp	706,152	57,086	Jack Henry & Associates Inc	6,391	704
Dollar Tree Inc (a)	16,463	1,502	Manhattan Associates Inc (a)	6,639	278
Domino's Pizza Inc	3,813	698	Microsoft Corp	2,790,523	232,116
Floor & Decor Holdings Inc (a)	3,207	121

See accompanying notes.

Schedule of Investments LargeCap Growth Fund I

October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	PREFERRED STOCKS (continued)	Shares Held	Value (000's)
Software (continued)			Internet (continued)
MSCI Inc	6,561	$770	Uber Technologies Inc 0.00% (a),(b),(c),(d)	98,844	$4,224
Oracle Corp	26,814	1,365			$8,408
Paychex Inc	23,798	1,518	Software - 0.07%
Red Hat Inc (a)	351,456	42,466	Magic Leap Inc 0.00% (a),(b),(c),(d)	168,788	4,557
salesforce.com Inc (a)	1,743,565	178,436	Magic Leap Inc 0.00% (a),(c),(d)	48,744	1,316
ServiceNow Inc (a)	274,820	34,729			$5,873
SS&C Technologies Holdings Inc	13,986	562	TOTAL PREFERRED STOCKS		$14,281
Synopsys Inc (a)	2,392	207
			Total Investments		$7,819,875
Tableau Software Inc (a)	5,065	411
			Other Assets and Liabilities - (0.12)%		$(8,993)
Take-Two Interactive Software Inc (a)	8,642	956
			TOTAL NET ASSETS - 100.00%		$7,810,882
Tyler Technologies Inc (a)	2,672	474
Veeva Systems Inc (a)	9,386	572
VMware Inc (a)	144,886	17,341
			(a) Non-Income Producing Security
Workday Inc (a)	31,842	3,534
			(b)		The value of these investments was determined using significant
		$911,038	unobservable inputs.
Telecommunications - 0.52%			(c)		Restricted Security. Please see Restricted Security Sub-Schedule for more
Arista Networks Inc (a)	4,304	860	information.
CommScope Holding Co Inc (a)	7,796	251	(d)		Fair value of these investments is determined in good faith by the Manager
LogMeIn Inc	2,579	312	under procedures established and periodically reviewed by the Board of
Motorola Solutions Inc	1,936	175	Directors. Certain inputs used in the valuation may be unobservable;
T-Mobile US Inc (a)	526,812	31,488	however, each security is evaluated individually for purposes of ASC 820
Verizon Communications Inc	145,545	6,967	which results in not all securities being identified as Level 3 of the fair
Zayo Group Holdings Inc (a)	13,075	472	value hierarchy. At the end of the period, the fair value of these securities
		$40,525	totaled $45,762 or 0.59% of net assets.
Textiles - 0.00%
Mohawk Industries Inc (a)	549	144

Toys, Games & Hobbies - 0.01%				Portfolio Summary (unaudited)
Hasbro Inc	6,905	639	Sector		Percent
			Consumer, Non-cyclical		26.86%
Transportation - 0.23%			Communications		24.25%
CH Robinson Worldwide Inc	10,443	820	Technology		18.01%
CSX Corp	40,123	2,024	Industrial		10.57%
Expeditors International of Washington Inc	10,071	588	Financial		9.04%
FedEx Corp	12,667	2,860	Consumer, Cyclical		8.05%
Landstar System Inc	3,729	368	Investment Companies		2.64%
Old Dominion Freight Line Inc	3,416	414	Basic Materials		0.33%
Union Pacific Corp	57,999	6,716	Utilities		0.28%
United Parcel Service Inc	35,388	4,159	Energy		0.09%
		$17,949	Diversified		0.00%
Water - 0.21%			Other Assets and Liabilities		(0.12)%
American Water Works Co Inc	183,900	16,139	TOTAL NET ASSETS		100.00%

TOTAL COMMON STOCKS		$7,569,154
INVESTMENT COMPANIES - 2.64%	Shares Held	Value (000's)
Money Market Funds - 2.64%
Cash Account Trust - Government & Agency	3,622,010	3,622
Portfolio - Government Cash Managed
First American Government Obligations Fund	121,556,781	121,557
Morgan Stanley Institutional Liquidity Funds -	80,884,006	80,884
Government Portfolio
		$206,063
TOTAL INVESTMENT COMPANIES		$206,063
CONVERTIBLE PREFERRED STOCKS -
0.39%	Shares Held	Value (000's)
Internet - 0.39%
Airbnb Inc - Series D 0.00% (a),(b),(c),(d)	121,527	$13,635
Airbnb Inc - Series E 0.00% (a),(b),(c),(d)	29,361	3,294
Dropbox Inc 0.00% (a),(b),(c),(d)	254,085	3,252
Flipkart Online Services Pvt Ltd Series A	2,350	207
0.00% (a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series C	4,148	366
0.00% (a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series E	7,712	680
0.00% (a),(b),(c),(d)
Uber Technologies Inc 0.00% (a),(b),(c),(d)	209,292	8,943
		$30,377
TOTAL CONVERTIBLE PREFERRED STOCKS		$30,377
PREFERRED STOCKS - 0.18%	Shares Held	Value (000's)
Internet - 0.11%
Flipkart Online Services Pvt Ltd Series G	34,940	4,184
0.00% (a),(b),(c),(d)

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2017

Restricted Securities

Security Name	Acquisition Date		Cost	Value	Percent of Net Assets
Airbnb Inc - Series D		04/16/2014	$4,948	$13,635	0.17%
Airbnb Inc - Series E		07/14/2015	2,733	3,294	0.04%
Dropbox Inc		11/07/2014	1,012	498	0.01%
Dropbox Inc		01/30/2014	4,854	3,252	0.04%
Flipkart Online Services Pvt Ltd		03/19/2015	785	606	0.01%
Flipkart Online Services Pvt Ltd Series A		03/19/2015	268	207	0.00%
Flipkart Online Services Pvt Ltd Series C		03/19/2015	473	366	0.00%
Flipkart Online Services Pvt Ltd Series E		03/19/2015	879	680	0.01%
Flipkart Online Services Pvt Ltd Series G		12/17/2014	4,185	4,184	0.05%
Magic Leap Inc		01/20/2016	3,888	4,557	0.06%
Magic Leap Inc		10/12/2017	1,316	1,316	0.02%
Uber Technologies Inc		12/03/2015	4,821	4,224	0.05%
Uber Technologies Inc		12/05/2014	6,973	8,943	0.11%
Total				$45,762	0.57%

Amounts in thousands

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; December 2017	Long	1,610	$207,102		$4,801
Total					$4,801

Amounts in thousands except contracts

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2017

COMMON STOCKS - 98.03%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.10%			Beverages (continued)
Interpublic Group of Cos Inc/The	96,082	$1,849	Coca-Cola Co/The	937,880	$43,124
Omnicom Group Inc	56,377	3,788	Constellation Brands Inc	41,999	9,202
		$5,637	Dr Pepper Snapple Group Inc	44,398	3,803
Aerospace & Defense - 2.43%			Molson Coors Brewing Co	45,123	3,649
Arconic Inc	94,821	2,382	Monster Beverage Corp (a)	101,333	5,870
Boeing Co/The	135,747	35,020	PepsiCo Inc	349,008	38,471
General Dynamics Corp	68,042	13,811			$106,847
Harris Corp	29,259	4,076	Biotechnology - 2.29%
L3 Technologies Inc	19,109	3,577	Alexion Pharmaceuticals Inc (a)	54,527	6,525
Lockheed Martin Corp	61,214	18,864	Amgen Inc	178,272	31,237
Northrop Grumman Corp	42,548	12,574	Biogen Inc (a)	51,656	16,099
Raytheon Co	70,912	12,778	Celgene Corp (a)	191,141	19,299
Rockwell Collins Inc	39,696	5,383	Gilead Sciences Inc	319,060	23,917
TransDigm Group Inc	11,794	3,273	Illumina Inc (a)	35,670	7,319
United Technologies Corp	181,493	21,736	Incyte Corp (a)	41,713	4,724
		$133,474	Regeneron Pharmaceuticals Inc (a)	18,770	7,557
Agriculture - 1.37%			Vertex Pharmaceuticals Inc (a)	61,597	9,007
Altria Group Inc	468,740	30,102			$125,684
Archer-Daniels-Midland Co	137,440	5,617	Building Materials - 0.41%
Philip Morris International Inc	379,460	39,707	Fortune Brands Home & Security Inc	37,627	2,486
		$75,426	Johnson Controls International plc	227,801	9,429
Airlines - 0.47%			Martin Marietta Materials Inc	15,352	3,329
Alaska Air Group Inc	30,178	1,993	Masco Corp	77,838	3,099
American Airlines Group Inc	105,896	4,958	Vulcan Materials Co	32,317	3,934
Delta Air Lines Inc	162,741	8,142			$22,277
Southwest Airlines Co	134,541	7,246	Chemicals - 2.06%
United Continental Holdings Inc (a)	63,178	3,695	Air Products & Chemicals Inc	53,250	8,490
		$26,034	Albemarle Corp	26,990	3,803
Apparel - 0.53%			CF Industries Holdings Inc	56,985	2,164
Hanesbrands Inc	89,048	2,004	DowDuPont Inc	570,051	41,220
Michael Kors Holdings Ltd (a)	37,041	1,808	Eastman Chemical Co	35,396	3,214
NIKE Inc	321,020	17,653	FMC Corp	32,770	3,043
Ralph Lauren Corp	13,530	1,210	International Flavors & Fragrances Inc	19,293	2,844
Under Armour Inc - Class A (a)	45,186	566	LyondellBasell Industries NV	79,295	8,210
Under Armour Inc - Class C (a)	45,475	524	Monsanto Co	107,334	12,998
VF Corp	79,820	5,559	Mosaic Co/The	85,759	1,916
		$29,324	PPG Industries Inc	62,662	7,284
Automobile Manufacturers - 0.58%			Praxair Inc	69,890	10,212
Ford Motor Co	955,558	11,725	Sherwin-Williams Co/The	20,083	7,936
General Motors Co	320,419	13,771			$113,334
PACCAR Inc	85,847	6,158	Commercial Services - 1.67%
		$31,654	Automatic Data Processing Inc	108,568	12,622
Automobile Parts & Equipment - 0.20%			Cintas Corp	20,865	3,110
BorgWarner Inc	48,472	2,555	Ecolab Inc	63,630	8,314
Delphi Automotive PLC	65,194	6,479	Equifax Inc	29,409	3,192
			Gartner Inc (a)	22,134	2,774
Goodyear Tire & Rubber Co/The	61,510	1,882
		$10,916	Global Payments Inc	37,254	3,872
Banks - 7.77%			H&R Block Inc	51,076	1,264
			IHS Markit Ltd (a)	88,752	3,782
Bank of America Corp	2,397,253	65,661
Bank of New York Mellon Corp/The	252,417	12,987	Moody's Corp	40,598	5,781
BB&T Corp	197,431	9,722	Nielsen Holdings PLC	82,057	3,042
			PayPal Holdings Inc (a)	276,140	20,037
Capital One Financial Corp	118,174	10,893
			Quanta Services Inc (a)	36,936	1,394
Citigroup Inc	665,656	48,926
Citizens Financial Group Inc	122,322	4,649	Robert Half International Inc	30,829	1,596
Comerica Inc	42,978	3,377	S&P Global Inc	62,789	9,825
Fifth Third Bancorp	179,994	5,202	Total System Services Inc	40,961	2,951
			United Rentals Inc (a)	20,647	2,921
Goldman Sachs Group Inc/The	87,903	21,315
			Verisk Analytics Inc (a)	37,972	3,229
Huntington Bancshares Inc/OH	266,310	3,675
JPMorgan Chase & Co	859,744	86,499	Western Union Co/The	113,362	2,251
KeyCorp	265,706	4,849			$91,957
M&T Bank Corp	37,119	6,190	Computers - 5.69%
Morgan Stanley	345,505	17,275	Accenture PLC - Class A	150,984	21,494
Northern Trust Corp	52,473	4,907	Apple Inc	1,261,956	213,321
PNC Financial Services Group Inc/The	117,079	16,015	Cognizant Technology Solutions Corp	144,299	10,919
Regions Financial Corp	291,978	4,520	CSRA Inc	39,940	1,278
State Street Corp	91,363	8,405	DXC Technology Co	69,544	6,365
SunTrust Banks Inc	117,257	7,060	Hewlett Packard Enterprise Co	401,323	5,586
US Bancorp	388,252	21,113	HP Inc	408,072	8,794
Wells Fargo & Co	1,091,500	61,277	International Business Machines Corp	211,750	32,622
Zions Bancorporation	49,394	2,295	NetApp Inc	65,906	2,928
		$426,812	Seagate Technology PLC	70,321	2,600
Beverages - 1.94%			Western Digital Corp	72,042	6,431
Brown-Forman Corp - B Shares	47,842	2,728			$312,338

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Consumer Products - 0.34%			Electronics (continued)
Avery Dennison Corp	21,594	$2,293	Amphenol Corp	74,625	$6,493
Church & Dwight Co Inc	60,959	2,753	Corning Inc	220,663	6,909
Clorox Co/The	31,534	3,990	FLIR Systems Inc	33,519	1,569
Kimberly-Clark Corp	86,318	9,712	Fortive Corp	74,515	5,385
		$18,748	Garmin Ltd	27,110	1,535
Cosmetics & Personal Care - 1.40%			Honeywell International Inc	186,252	26,850
Colgate-Palmolive Co	215,204	15,161	Mettler-Toledo International Inc (a)	6,271	4,281
Coty Inc	115,237	1,775	PerkinElmer Inc	26,927	1,947
Estee Lauder Cos Inc/The	54,695	6,115	TE Connectivity Ltd	86,337	7,854
Procter & Gamble Co/The	623,012	53,791	Waters Corp (a)	19,502	3,823
		$76,842			$73,922
Distribution & Wholesale - 0.16%			Engineering & Construction - 0.06%
Fastenal Co	70,357	3,304	Fluor Corp	34,179	1,473
LKQ Corp (a)	75,460	2,844	Jacobs Engineering Group Inc	29,394	1,711
WW Grainger Inc	12,826	2,536			$3,184
		$8,684	Environmental Control - 0.24%
Diversified Financial Services - 3.56%			Republic Services Inc	55,948	3,641
Affiliated Managers Group Inc	13,671	2,550	Stericycle Inc (a)	20,849	1,477
Alliance Data Systems Corp	11,792	2,638	Waste Management Inc	98,907	8,127
American Express Co	179,256	17,123			$13,245
Ameriprise Financial Inc	36,633	5,735	Food - 1.30%
BlackRock Inc	30,284	14,259	Campbell Soup Co	47,387	2,245
Cboe Global Markets Inc	27,553	3,115	Conagra Brands Inc	101,551	3,469
Charles Schwab Corp/The	291,181	13,057	General Mills Inc	140,995	7,321
CME Group Inc	83,045	11,391	Hershey Co/The	34,523	3,666
Discover Financial Services	90,971	6,052	Hormel Foods Corp	65,858	2,052
E*TRADE Financial Corp (a)	67,200	2,929	JM Smucker Co/The	27,751	2,943
Franklin Resources Inc	80,390	3,387	Kellogg Co	60,712	3,796
Intercontinental Exchange Inc	143,778	9,504	Kraft Heinz Co/The	145,843	11,278
Invesco Ltd	99,402	3,558	Kroger Co/The	219,237	4,538
Mastercard Inc	228,136	33,940	McCormick & Co Inc/MD	29,053	2,892
Nasdaq Inc	28,525	2,072	Mondelez International Inc	368,342	15,260
Navient Corp	66,968	834	Sysco Corp	118,652	6,599
Raymond James Financial Inc	31,353	2,658	Tyson Foods Inc	70,672	5,153
Synchrony Financial	182,655	5,958			$71,212
T Rowe Price Group Inc	58,723	5,455	Forest Products & Paper - 0.11%
Visa Inc	446,947	49,155	International Paper Co	100,877	5,777
		$195,370
Electric - 2.87%			Gas - 0.17%
AES Corp/VA	161,312	1,715	NiSource Inc	79,615	2,099
Alliant Energy Corp	56,452	2,442	Sempra Energy	61,342	7,208
Ameren Corp	59,279	3,675			$9,307
American Electric Power Co Inc	120,165	8,941	Hand & Machine Tools - 0.15%
CenterPoint Energy Inc	105,306	3,115	Snap-on Inc	14,069	2,220
CMS Energy Corp	68,900	3,333	Stanley Black & Decker Inc	37,418	6,045
Consolidated Edison Inc	75,694	6,513			$8,265
Dominion Energy Inc	156,995	12,739	Healthcare - Products - 3.21%
DTE Energy Co	43,827	4,841	Abbott Laboratories	424,487	23,020
Duke Energy Corp	170,994	15,100	Align Technology Inc (a)	17,623	4,211
Edison International	79,601	6,364	Baxter International Inc	122,471	7,896
Entergy Corp	43,859	3,783	Becton Dickinson and Co	55,598	11,602
Eversource Energy	77,420	4,850	Boston Scientific Corp (a)	335,234	9,433
Exelon Corp	234,566	9,432	Cooper Cos Inc/The	11,936	2,868
FirstEnergy Corp	108,550	3,577	CR Bard Inc	17,754	5,807
NextEra Energy Inc	114,380	17,737	Danaher Corp	149,357	13,781
NRG Energy Inc	73,450	1,836	DENTSPLY SIRONA Inc	56,071	3,424
PG&E Corp	125,291	7,238	Edwards Lifesciences Corp (a)	51,590	5,274
Pinnacle West Capital Corp	27,271	2,392	Henry Schein Inc (a)	38,763	3,047
PPL Corp	166,912	6,269	Hologic Inc (a)	68,524	2,594
Public Service Enterprise Group Inc	123,594	6,081	IDEXX Laboratories Inc (a)	21,323	3,543
SCANA Corp	34,917	1,506	Intuitive Surgical Inc (a)	27,327	10,257
Southern Co/The	244,188	12,747	Medtronic PLC	330,950	26,648
WEC Energy Group Inc	77,101	5,196	Patterson Cos Inc	20,123	745
Xcel Energy Inc	124,055	6,143	ResMed Inc	34,744	2,925
		$157,565	Stryker Corp	78,595	12,172
Electrical Components & Equipment - 0.28%			Thermo Fisher Scientific Inc	97,777	18,952
Acuity Brands Inc	10,284	1,719	Varian Medical Systems Inc (a)	22,428	2,337
AMETEK Inc	56,387	3,806	Zimmer Biomet Holdings Inc	49,400	6,008
Emerson Electric Co	156,368	10,079			$176,544
		$15,604	Healthcare - Services - 2.26%
Electronics - 1.35%			Aetna Inc	81,040	13,779
Agilent Technologies Inc	78,508	5,341	Anthem Inc	64,154	13,422
Allegion PLC	23,206	1,935	Centene Corp (a)	42,138	3,947

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Services (continued)			Leisure Products & Services (continued)
Cigna Corp	61,513	$12,132	Royal Caribbean Cruises Ltd	42,037	$5,203
DaVita Inc (a)	37,370	2,270			$16,213
Envision Healthcare Corp (a)	29,520	1,258	Lodging - 0.41%
HCA Healthcare Inc (a)	70,607	5,341	Hilton Worldwide Holdings Inc	49,903	3,607
Humana Inc	35,308	9,016	Marriott International Inc/MD	76,430	9,132
Laboratory Corp of America Holdings (a)	24,871	3,823	MGM Resorts International	126,476	3,965
Quest Diagnostics Inc	33,326	3,125	Wyndham Worldwide Corp	25,112	2,683
Quintiles IMS Holdings Inc (a)	37,031	4,003	Wynn Resorts Ltd	19,545	2,883
UnitedHealth Group Inc	236,220	49,658			$22,270
Universal Health Services Inc	21,591	2,217	Machinery - Construction & Mining - 0.36%
		$123,991	Caterpillar Inc	144,384	19,607
Holding Companies - Diversified - 0.04%
Leucadia National Corp	77,360	1,957	Machinery - Diversified - 0.62%
			Cummins Inc	38,495	6,809
Home Builders - 0.15%			Deere & Co	78,148	10,384
DR Horton Inc	83,214	3,679	Flowserve Corp	31,916	1,407
Lennar Corp - A Shares	49,642	2,763	Rockwell Automation Inc	31,359	6,297
PulteGroup Inc	67,815	2,050	Roper Technologies Inc	24,974	6,448
		$8,492	Xylem Inc/NY	43,871	2,919
Home Furnishings - 0.08%					$34,264
Leggett & Platt Inc	32,319	1,527	Media - 2.51%
Whirlpool Corp	17,830	2,923	CBS Corp	88,944	4,992
		$4,450	Charter Communications Inc (a)	49,144	16,422
Housewares - 0.09%			Comcast Corp - Class A	1,149,252	41,408
Newell Brands Inc	119,740	4,883	Discovery Communications Inc - A Shares (a)	37,608	710
			Discovery Communications Inc - C Shares (a)	49,651	884
Insurance - 4.22%			DISH Network Corp (a)	55,625	2,700
Aflac Inc	96,561	8,101	News Corp - A Shares	93,373	1,275
Allstate Corp/The	88,286	8,287	News Corp - B Shares	29,751	414
American International Group Inc	220,717	14,261	Scripps Networks Interactive Inc	23,444	1,952
Aon PLC	62,138	8,912	Time Warner Inc	190,030	18,678
Arthur J Gallagher & Co	44,017	2,788	Twenty-First Century Fox Inc - A Shares	257,153	6,725
Assurant Inc	13,165	1,325	Twenty-First Century Fox Inc - B Shares	107,301	2,731
Berkshire Hathaway Inc - Class B (a)	470,105	87,881	Viacom Inc - B Shares	86,175	2,071
Brighthouse Financial Inc (a)	23,410	1,456	Walt Disney Co/The	377,099	36,884
Chubb Ltd	113,709	17,150			$137,846
Cincinnati Financial Corp	36,457	2,558	Mining - 0.17%
Everest Re Group Ltd	10,033	2,382	Freeport-McMoRan Inc (a)	328,737	4,596
Hartford Financial Services Group Inc/The	89,004	4,900	Newmont Mining Corp	130,277	4,711
Lincoln National Corp	54,123	4,101			$9,307
Loews Corp	67,435	3,339	Miscellaneous Manufacturers - 2.19%
Marsh & McLennan Cos Inc	125,218	10,134	3M Co	145,801	33,562
MetLife Inc	259,677	13,913	AO Smith Corp	35,773	2,118
Progressive Corp/The	142,168	6,916	Dover Corp	38,033	3,632
Prudential Financial Inc	104,323	11,524	Eaton Corp PLC	108,672	8,696
Torchmark Corp	26,429	2,223	General Electric Co	2,115,288	42,644
Travelers Cos Inc/The	67,418	8,930	Illinois Tool Works Inc	75,673	11,844
Unum Group	55,138	2,869	Ingersoll-Rand PLC	61,975	5,491
Willis Towers Watson PLC	32,809	5,285	Parker-Hannifin Corp	32,526	5,939
XL Group Ltd	63,020	2,550	Pentair PLC	40,347	2,843
		$231,785	Textron Inc	64,674	3,411
Internet - 7.80%					$120,180
Alphabet Inc - A Shares (a)	72,817	75,223

Alphabet Inc - C Shares (a)	73,750	74,977	Office & Business Equipment - 0.03%
			Xerox Corp	52,157	1,581
Amazon.com Inc (a)	97,412	107,668
eBay Inc (a)	243,191	9,154
			Oil & Gas - 4.72%
Expedia Inc	29,850	3,721	Anadarko Petroleum Corp	136,900	6,759
F5 Networks Inc (a)	15,525	1,883
			Andeavor	35,266	3,747
Facebook Inc (a)	579,114	104,275	Apache Corp	93,068	3,850
Netflix Inc (a)	105,484	20,720
			Cabot Oil & Gas Corp	112,995	3,130
Priceline Group Inc/The (a)	11,985	22,915	Chesapeake Energy Corp (a)	221,855	865
Symantec Corp	150,142	4,880	Chevron Corp	462,982	53,655
TripAdvisor Inc (a)	26,463	992
			Cimarex Energy Co	23,278	2,722
VeriSign Inc (a)	20,994	2,257	Concho Resources Inc (a)	36,332	4,876
		$428,665	ConocoPhillips	297,322	15,208
Iron & Steel - 0.08%			Devon Energy Corp	128,437	4,739
Nucor Corp	78,041	4,513	EOG Resources Inc	141,080	14,090
			EQT Corp	42,344	2,648
Leisure Products & Services - 0.29%			Exxon Mobil Corp	1,035,238	86,287
Carnival Corp	99,639	6,615	Helmerich & Payne Inc	26,528	1,441
Harley-Davidson Inc	41,679	1,973	Hess Corp	66,021	2,915
Norwegian Cruise Line Holdings Ltd (a)	43,439	2,422	Marathon Oil Corp	207,667	2,953
			Marathon Petroleum Corp	123,686	7,389

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas (continued)			REITs (continued)
Newfield Exploration Co (a)	48,667	$1,498	SL Green Realty Corp	24,179	$2,313
Noble Energy Inc	118,871	3,313	UDR Inc	65,372	2,536
Occidental Petroleum Corp	186,800	12,062	Ventas Inc	87,013	5,460
Phillips 66	104,975	9,561	Vornado Realty Trust	42,124	3,153
Pioneer Natural Resources Co	41,557	6,220	Welltower Inc	90,123	6,035
Range Resources Corp	55,167	999	Weyerhaeuser Co	183,956	6,606
Valero Energy Corp	107,906	8,513			$155,573
		$259,440	Retail - 5.19%
Oil & Gas Services - 0.73%			Advance Auto Parts Inc	18,045	1,475
Baker Hughes a GE Co	104,575	3,287	AutoZone Inc (a)	6,848	4,037
Halliburton Co	212,035	9,062	Best Buy Co Inc	64,821	3,629
National Oilwell Varco Inc	92,850	3,175	CarMax Inc (a)	44,770	3,362
Schlumberger Ltd	339,473	21,726	Chipotle Mexican Grill Inc (a)	6,130	1,667
TechnipFMC PLC	107,301	2,939	Costco Wholesale Corp	107,156	17,261
		$40,189	CVS Health Corp	248,364	17,020
Packaging & Containers - 0.22%			Darden Restaurants Inc	30,625	2,520
Ball Corp	85,947	3,690	Dollar General Corp	63,648	5,145
Packaging Corp of America	23,050	2,680	Dollar Tree Inc (a)	57,865	5,280
Sealed Air Corp	46,427	2,053	Foot Locker Inc	32,079	965
WestRock Co	62,056	3,806	Gap Inc/The	53,654	1,395
		$12,229	Genuine Parts Co	35,872	3,165
Pharmaceuticals - 5.67%			Home Depot Inc/The	288,005	47,746
AbbVie Inc	389,465	35,149	Kohl's Corp	41,187	1,720
Allergan PLC	81,677	14,475	L Brands Inc	60,970	2,624
AmerisourceBergen Corp	39,614	3,048	Lowe's Cos Inc	206,259	16,490
Bristol-Myers Squibb Co	400,662	24,705	Macy's Inc	74,409	1,396
Cardinal Health Inc	77,315	4,786	McDonald's Corp	197,896	33,031
Eli Lilly & Co	236,712	19,396	Nordstrom Inc	28,431	1,127
Express Scripts Holding Co (a)	141,104	8,648	O'Reilly Automotive Inc (a)	21,504	4,536
Johnson & Johnson	655,747	91,418	PVH Corp	18,915	2,399
McKesson Corp	51,370	7,083	Ross Stores Inc	95,084	6,037
Merck & Co Inc	668,249	36,814	Signet Jewelers Ltd	14,771	969
Mylan NV (a)	131,022	4,679	Starbucks Corp	352,770	19,346
Perrigo Co PLC	32,403	2,624	Tapestry Inc	69,040	2,827
Pfizer Inc (b)	1,458,048	51,119	Target Corp	133,441	7,878
Zoetis Inc	119,910	7,653	Tiffany & Co	24,944	2,335
		$311,597	TJX Cos Inc/The	155,453	10,851
Pipelines - 0.35%			Tractor Supply Co	30,954	1,865
			Ulta Beauty Inc (a)	14,258	2,877
Kinder Morgan Inc/DE	469,064	8,495
ONEOK Inc	92,816	5,037	Walgreens Boots Alliance Inc	224,841	14,900
Williams Cos Inc/The	201,965	5,756	Wal-Mart Stores Inc	357,614	31,223
		$19,288	Yum! Brands Inc	84,233	6,271
Real Estate - 0.05%					$285,369
CBRE Group Inc (a)	73,481	2,889	Savings & Loans - 0.03%
			People's United Financial Inc	84,129	1,570
REITs - 2.83%
Alexandria Real Estate Equities Inc	22,874	2,835	Semiconductors - 3.96%
			Advanced Micro Devices Inc (a)	196,617	2,160
American Tower Corp	104,855	15,064
Apartment Investment & Management Co	38,362	1,687	Analog Devices Inc	89,827	8,201
AvalonBay Communities Inc	33,736	6,117	Applied Materials Inc	260,561	14,704
Boston Properties Inc	37,702	4,569	Broadcom Ltd	99,337	26,216
Crown Castle International Corp	99,258	10,628	Intel Corp	1,148,047	52,225
Digital Realty Trust Inc	49,990	5,921	KLA-Tencor Corp	38,318	4,172
Duke Realty Corp	86,911	2,475	Lam Research Corp	39,690	8,278
Equinix Inc	19,035	8,823	Microchip Technology Inc	56,859	5,390
			Micron Technology Inc (a)	272,185	12,061
Equity Residential	89,740	6,036
Essex Property Trust Inc	16,121	4,231	NVIDIA Corp	146,590	30,316
			Qorvo Inc (a)	31,094	2,357
Extra Space Storage Inc	30,762	2,510
Federal Realty Investment Trust	17,653	2,127	QUALCOMM Inc	360,964	18,413
GGP Inc	152,996	2,977	Skyworks Solutions Inc	44,891	5,111
HCP Inc	114,575	2,961	Texas Instruments Inc	241,883	23,388
Host Hotels & Resorts Inc	180,807	3,537	Xilinx Inc	60,738	4,476
Iron Mountain Inc	64,594	2,584			$217,468
Kimco Realty Corp	103,995	1,889	Software - 5.74%
Macerich Co/The	26,603	1,452	Activision Blizzard Inc	184,440	12,079
			Adobe Systems Inc (a)	120,548	21,115
Mid-America Apartment Communities Inc	27,756	2,841
Prologis Inc	129,943	8,392	Akamai Technologies Inc (a)	41,881	2,188
			ANSYS Inc (a)	20,708	2,831
Public Storage	36,559	7,577
			Autodesk Inc (a)	53,552	6,692
Realty Income Corp	66,961	3,594
Regency Centers Corp	36,151	2,225	CA Inc	77,192	2,500
SBA Communications Corp (a)	29,405	4,622	Cadence Design Systems Inc (a)	68,457	2,955
Simon Property Group Inc	75,942	11,796	Cerner Corp (a)	76,961	5,196
			Citrix Systems Inc (a)	35,166	2,905

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Electronic Arts Inc (a)	75,427	$9,021	Consumer, Non-cyclical	21.54%
Fidelity National Information Services Inc	81,214	7,533	Financial	18.46%
Fiserv Inc (a)	51,420	6,655	Technology	15.33%
Intuit Inc	59,468	8,981	Communications	13.15%
Microsoft Corp	1,881,793	156,528	Industrial	9.89%
Oracle Corp	737,784	37,553	Consumer, Cyclical	8.29%
Paychex Inc	78,148	4,985	Energy	5.80%
Red Hat Inc (a)	43,357	5,239	Utilities	3.11%
salesforce.com Inc (a)	166,811	17,071	Basic Materials	2.42%
Synopsys Inc (a)	36,705	3,176	Investment Companies	1.46%
		$315,203	Diversified	0.04%
Telecommunications - 2.74%			Other Assets and Liabilities	0.51%
AT&T Inc	1,500,109	50,479	TOTAL NET ASSETS	100.00%
CenturyLink Inc	237,270	4,506
Cisco Systems Inc	1,221,600	41,717
Juniper Networks Inc	92,916	2,307
Motorola Solutions Inc	39,739	3,598
Verizon Communications Inc	996,661	47,710
		$150,317
Textiles - 0.07%
Mohawk Industries Inc (a)	15,438	4,041

Toys, Games & Hobbies - 0.07%
Hasbro Inc	27,809	2,575
Mattel Inc	83,733	1,182
		$3,757
Transportation - 1.58%
CH Robinson Worldwide Inc	34,283	2,692
CSX Corp	223,138	11,253
Expeditors International of Washington Inc	44,157	2,578
FedEx Corp	60,297	13,616
JB Hunt Transport Services Inc	20,854	2,219
Kansas City Southern	25,756	2,684
Norfolk Southern Corp	70,408	9,253
Union Pacific Corp	195,548	22,642
United Parcel Service Inc	168,278	19,778
		$86,715
Water - 0.07%
American Water Works Co Inc	43,557	3,823

TOTAL COMMON STOCKS		$5,385,455
INVESTMENT COMPANIES - 1.46%	Shares Held	Value (000's)
Exchange Traded Funds - 0.26%
iShares Core S&P 500 ETF	55,100	14,260

Money Market Funds - 1.20%
Morgan Stanley Institutional Liquidity Funds -	65,942,691	65,943
Government Portfolio

TOTAL INVESTMENT COMPANIES		$80,203
Total Investments		$5,465,658
Other Assets and Liabilities - 0.51%		$28,107
TOTAL NET ASSETS - 100.00%		$5,493,765

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $5,867 or 0.11% of net assets.

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; December 2017	Long	709	$91,202	$762
Total				$762
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments LargeCap Value Fund October 31, 2017

INVESTMENT COMPANIES - 1.07%	Shares Held	Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000's)
Money Market Funds - 0.09%				Healthcare - Services (continued)
Goldman Sachs Financial Square Funds -	1,579,910	$1,580		Cigna Corp	60,400	$11,912
Government Fund				Humana Inc	39,700	10,137
						$72,155
Exchange Traded Funds - 0.98%				Insurance - 8.68%
iShares Russell 1000 Value ETF	141,100	16,846		Aflac Inc	204,800	17,181
				Athene Holding Ltd (a)	173,100	9,024
TOTAL INVESTMENT COMPANIES		$18,426		Berkshire Hathaway Inc - Class B (a)	235,900	44,099
COMMON STOCKS - 98.83%	Shares Held	Value (000's)		Everest Re Group Ltd	42,800	10,163
Aerospace & Defense - 3.11%				Hartford Financial Services Group Inc/The	509,800	28,064
L3 Technologies Inc	99,900	18,699		Reinsurance Group of America Inc	69,800	10,427
Lockheed Martin Corp	57,600	17,750		Unum Group	581,100	30,240
Raytheon Co	94,400	17,011				$149,198
		$53,460		Lodging - 0.50%
Airlines - 0.60%				Extended Stay America Inc	436,100	8,644
Copa Holdings SA	83,300	10,262
				Machinery - Diversified - 2.29%
Apparel - 0.30%				Cummins Inc	222,900	39,427
Michael Kors Holdings Ltd (a)	107,200	5,232
				Media - 4.31%
Automobile Parts & Equipment - 1.27%				Comcast Corp - Class A	880,900	31,739
Allison Transmission Holdings Inc	244,700	10,397		Time Warner Inc	431,200	42,382
Lear Corp	65,000	11,414				$74,121
		$21,811		Miscellaneous Manufacturers - 0.27%
Banks - 13.79%				Crane Co	56,300	4,680
Bank of America Corp	2,421,400	66,322
Citigroup Inc	605,900	44,534		Office & Business Equipment - 0.71%
Comerica Inc	411,200	32,308		Xerox Corp	404,100	12,248
JPMorgan Chase & Co	670,600	67,469
SunTrust Banks Inc	211,200	12,716		Oil & Gas - 10.85%
Wells Fargo & Co	243,600	13,676		Chevron Corp	494,100	57,261
		$237,025		ConocoPhillips	742,200	37,964
Biotechnology - 2.71%				Exxon Mobil Corp	376,700	31,398
Biogen Inc (a)	29,200	9,100		Phillips 66	187,800	17,105
Gilead Sciences Inc	498,900	37,398		Valero Energy Corp	540,600	42,648
		$46,498				$186,376
Chemicals - 1.75%				Packaging & Containers - 0.47%
Huntsman Corp	937,800	30,028		Owens-Illinois Inc (a)	339,100	8,101

Computers - 1.96%				Pharmaceuticals - 6.56%
DXC Technology Co	102,000	9,335		Johnson & Johnson	572,500	79,812
HP Inc	1,129,700	24,345		Pfizer Inc	937,700	32,876
		$33,680				$112,688
Cosmetics & Personal Care - 2.57%				REITs - 4.37%
Colgate-Palmolive Co	437,300	30,808		Annaly Capital Management Inc	1,145,700	13,130
Procter & Gamble Co/The	154,400	13,331		Camden Property Trust	143,400	13,084
		$44,139		Liberty Property Trust	213,700	9,163
Diversified Financial Services - 2.98%				Prologis Inc	615,800	39,768
BGC Partners Inc	644,400	9,776				$75,145
Franklin Resources Inc	227,500	9,585		Retail - 4.76%
Lazard Ltd	483,600	22,990		CVS Health Corp	239,900	16,440
Synchrony Financial	271,900	8,869		Target Corp	132,400	7,817
				Wal-Mart Stores Inc (b)	658,400	57,485
		$51,220
Electric - 5.20%						$81,742
CenterPoint Energy Inc	910,400	26,930		Semiconductors - 0.72%
Entergy Corp	393,500	33,943		Micron Technology Inc (a)	280,300	12,420
NextEra Energy Inc	118,800	18,422
PPL Corp	266,500	10,010		Software - 4.40%
		$89,305		Oracle Corp	1,124,900	57,257
				VMware Inc (a)	154,071	18,441
Electronics - 0.88%
Agilent Technologies Inc	222,300	15,123				$75,698
				Telecommunications - 3.44%
Environmental Control - 1.50%				AT&T Inc	122,500	4,122
Waste Management Inc	314,200	25,818		Cisco Systems Inc	1,607,900	54,910
						$59,032
Food - 1.51%				Transportation - 0.83%
Ingredion Inc	141,600	17,749		Norfolk Southern Corp	108,600	14,272
Pinnacle Foods Inc	149,500	8,136
		$25,885		TOTAL COMMON STOCKS		$1,698,455
Healthcare - Products - 1.34%				Total Investments		$1,716,881
Baxter International Inc	357,100	23,022		Other Assets and Liabilities - 0.10%		$1,643
				TOTAL NET ASSETS - 100.00%		$1,718,524
Healthcare - Services - 4.20%
Anthem Inc	239,500	50,106
See accompanying notes.			261

Schedule of Investments
LargeCap Value Fund
October 31, 2017

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,921 or 0.11% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	29.82%
Consumer, Non-cyclical	18.89%
Energy	10.85%
Industrial	9.35%
Technology	7.79%
Communications	7.75%
Consumer, Cyclical	7.43%
Utilities	5.20%
Basic Materials	1.75%
Investment Companies	1.07%
Other Assets and Liabilities	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments MidCap Fund October 31, 2017

COMMON STOCKS - 99.90%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 3.18%			Internet (continued)
TransDigm Group Inc	1,746,266	$484,589	VeriSign Inc (a)	2,337,892	$251,370
					$471,037
Banks - 1.08%			Lodging - 0.33%
M&T Bank Corp	991,995	165,435	Hilton Worldwide Holdings Inc	703,791	50,870

Beverages - 0.42%			Machinery - Diversified - 2.18%
Brown-Forman Corp - B Shares	1,134,115	64,667	Roper Technologies Inc	1,288,012	332,526

Building Materials - 2.39%			Media - 5.83%
Martin Marietta Materials Inc	1,265,934	274,518	Liberty Broadband Corp - A Shares (a)	757,632	65,316
Vulcan Materials Co	742,496	90,399	Liberty Broadband Corp - C Shares (a)	2,259,278	197,212
		$364,917	Liberty Global PLC - A Shares (a)	851,247	26,261
Chemicals - 4.56%			Liberty Global PLC - C Shares (a)	6,213,998	185,736
Air Products & Chemicals Inc	2,385,953	380,393	Liberty Media Corp-Liberty Braves - A Shares	148,589	3,489
Axalta Coating Systems Ltd (a)	1,352,523	44,971	(a)
Sherwin-Williams Co/The	682,671	269,757	Liberty Media Corp-Liberty Braves - C Shares	668,493	15,783
		$695,121	(a)
Commercial Services - 13.33%			Liberty Media Corp-Liberty Formula One - A	462,222	16,825
AMERCO	206,586	81,114	Shares (a)
Brookfield Business Partners LP	469,135	13,783	Liberty Media Corp-Liberty Formula One - C	4,894,396	186,672
Ecolab Inc	596,496	77,938	Shares (a)
Gartner Inc (a)	1,081,762	135,556	Liberty Media Corp-Liberty SiriusXM - A	1,110,077	46,301
IHS Markit Ltd (a)	5,588,746	238,136	Shares (a)
KAR Auction Services Inc	1,420,082	67,212	Liberty Media Corp-Liberty SiriusXM - C	3,486,711	145,222
Live Nation Entertainment Inc (a)	3,383,603	148,134	Shares (a)
Macquarie Infrastructure Corp	1,861,130	129,442			$888,817
Moody's Corp	3,284,251	467,710	Miscellaneous Manufacturers - 1.74%
S&P Global Inc	2,084,452	326,154	Colfax Corp (a),(b)	6,373,732	265,848
TransUnion (a)	1,937,733	101,712
Verisk Analytics Inc (a)	2,880,198	244,961	Private Equity - 6.46%
		$2,031,852	Brookfield Asset Management Inc	17,373,387	728,640
Distribution & Wholesale - 0.92%			Kennedy-Wilson Holdings Inc	779,949	15,170
Fastenal Co	1,546,260	72,628	KKR & Co LP	5,882,772	117,949
HD Supply Holdings Inc (a)	1,921,716	68,009	Onex Corp	1,608,602	122,833
		$140,637			$984,592
Diversified Financial Services - 1.74%			Real Estate - 2.94%
FNF Group	7,075,483	264,765	Brookfield Property Partners LP	2,333,818	54,401
			CBRE Group Inc (a)	6,816,523	268,026
Electric - 2.43%			Howard Hughes Corp/The (a)	991,615	126,560
Brookfield Infrastructure Partners LP	7,110,330	301,265			$448,987
Brookfield Renewable Partners LP	2,060,887	69,534	REITs - 5.84%
		$370,799	Equinix Inc	358,369	166,104
Electronics - 0.63%			Forest City Realty Trust Inc	5,467,637	134,668
Sensata Technologies Holding NV (a)	1,963,736	96,046	SBA Communications Corp (a)	3,754,138	590,075
					$890,847
Healthcare - Products - 1.89%			Retail - 13.99%
DENTSPLY SIRONA Inc	4,718,726	288,173	CarMax Inc (a)	6,243,957	468,921
			Chipotle Mexican Grill Inc (a)	150,209	40,842
Healthcare - Services - 0.57%			Copart Inc (a)	4,780,693	173,491
DaVita Inc (a)	1,430,587	86,894	Dollar General Corp	1,086,074	87,798
			Dollar Tree Inc (a)	2,878,821	262,693
Holding Companies - Diversified - 0.31%			O'Reilly Automotive Inc (a)	1,789,860	377,571
Leucadia National Corp	1,857,480	46,994	Restaurant Brands International Inc	6,152,286	397,376
			Ross Stores Inc	5,097,996	323,672
Home Builders - 1.25%					$2,132,364
Lennar Corp - A Shares	1,915,068	106,612	Semiconductors - 1.53%
NVR Inc (a)	25,519	83,737	Microchip Technology Inc	2,453,791	232,619
		$190,349
Insurance - 12.08%			Software - 6.67%
Alleghany Corp (a)	82,455	46,688	Autodesk Inc (a)	2,963,120	370,271
Aon PLC	3,891,892	558,214	Black Knight Inc (a)	2,170,361	98,426
Arch Capital Group Ltd (a)	1,498,122	149,273	CDK Global Inc	1,451,757	92,274
Brown & Brown Inc	2,550,472	127,116	Fidelity National Information Services Inc	2,369,318	219,778
Loews Corp	4,031,676	199,608	Intuit Inc	1,236,133	186,681
Markel Corp (a)	464,451	503,604	MSCI Inc	414,936	48,697
Progressive Corp/The	3,156,245	153,551			$1,016,127
Trisura Group Ltd (a)	102,584	2,294	Telecommunications - 1.08%
White Mountains Insurance Group Ltd	113,536	100,951	EchoStar Corp (a)	621,151	34,753
		$1,841,299	Motorola Solutions Inc	1,426,558	129,161
Internet - 3.09%					$163,914
Liberty Expedia Holdings Inc (a)	1,682,907	77,582
Liberty Ventures (a)	2,494,464	142,085

See accompanying notes.

Schedule of Investments
MidCap Fund
October 31, 2017

COMMON STOCKS (continued)		Shares Held	Value(000	's)
Textiles - 1.44%
Mohawk Industries Inc (a)		839,286	$219,692

TOTAL COMMON STOCKS			$15,230,777
INVESTMENT COMPANIES - 0.07%		Shares Held	Value(000	's)
Money Market Funds - 0.07%
Goldman Sachs Financial Square Funds -		10,140,581	10,140
Government Fund

TOTAL INVESTMENT COMPANIES			$10,140
Total Investments			$15,240,917
Other Assets and Liabilities - 0.03%			$4,203
TOTAL NET ASSETS - 100.00%			$15,245,120

(a) Non-Income Producing Security
(b)			Affiliated Security as defined by the Investment Company Act of 1940 (the
Fund controls 5.0% or more of the outstanding voting shares of the security). Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Sector			Percent
Financial			30.14%
Consumer, Cyclical			17.93%
Consumer, Non-cyclical			16.21%
Industrial			10.12%
Communications			10.00%
Technology			8.20%
Basic Materials			4.56%
Utilities			2.43%
Diversified			0.31%
Investment Companies			0.07%
Other Assets and Liabilities			0.03%
TOTAL NET ASSETS			100.00%

Affiliated Securities		October 31, 2016			Purchases		Sales		October 31, 2017
			Value			Cost	Proceeds		Value
Colfax Corp	$		198,444			$13,741	$8,557		$265,848
	$		198,444			$13,741	$8,557		$265,848

			Realized Gain/Loss				Realized Gain from		Change in Unrealized
		Income	on Investments				Capital Gain Distributions		Gain/Loss
Colfax Corp		$—			$(3,402)			$—	$65,622
		$—			$(3,402)			$—	$65,622
Amounts in thousands

See accompanying notes.

Schedule of Investments
MidCap Value Fund III
October 31, 2017

COMMON STOCKS - 95.71%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.01%			Beverages - 0.91%
Interpublic Group of Cos Inc/The	4,578	$88	Brown-Forman Corp - A Shares	199	$11
			Brown-Forman Corp - B Shares	948	54
Aerospace & Defense - 1.52%			Coca-Cola European Partners PLC	287,800	11,760
Arconic Inc	11,822	297	Molson Coors Brewing Co	5,226	423
Harris Corp	2,739	382			$12,248
L3 Technologies Inc	3,500	655	Biotechnology - 0.04%
Orbital ATK Inc	1,734	230	Alnylam Pharmaceuticals Inc (a)	408	50
Spirit AeroSystems Holdings Inc	232,490	18,623	Bio-Rad Laboratories Inc (a)	862	189
Teledyne Technologies Inc (a)	1,879	319	Intrexon Corp (a)	547	9
		$20,506	Juno Therapeutics Inc (a)	2,466	111
Agriculture - 0.03%			United Therapeutics Corp (a)	1,664	197
Bunge Ltd	6,542	450			$556
			Building Materials - 4.45%
Airlines - 0.55%			CRH PLC ADR	153,754	5,769
Alaska Air Group Inc	1,526	101	Fortune Brands Home & Security Inc	314	21
American Airlines Group Inc	7,606	356	Johnson Controls International plc	374,434	15,498
Copa Holdings SA	49,992	6,158	Lennox International Inc	82	16
JetBlue Airways Corp (a)	14,725	282	Martin Marietta Materials Inc	176	38
Spirit Airlines Inc (a)	2,708	101	Masco Corp	3,366	134
United Continental Holdings Inc (a)	8,360	489	Owens Corning	465,430	38,486
		$7,487	USG Corp (a)	3,403	117
Apparel - 1.31%			Vulcan Materials Co	268	32
Hanesbrands Inc	570,845	12,844			$60,111
Michael Kors Holdings Ltd (a)	86,993	4,246	Chemicals - 4.29%
Ralph Lauren Corp	2,317	207	Albemarle Corp	2,713	382
Skechers U.S.A. Inc (a)	3,205	102	Ashland Global Holdings Inc	2,501	170
VF Corp	4,328	302	Axalta Coating Systems Ltd (a)	506,200	16,831
		$17,701	Cabot Corp	2,637	161
Automobile Manufacturers - 0.08%			Celanese Corp	85,894	8,960
PACCAR Inc	14,289	1,025	CF Industries Holdings Inc	7,050	268
			Eastman Chemical Co	89,171	8,097
Automobile Parts & Equipment - 0.98%			Huntsman Corp	226,582	7,255
Adient PLC	79,042	6,668	Mosaic Co/The	10,546	236
BorgWarner Inc	8,647	456	Olin Corp	4,984	182
Goodyear Tire & Rubber Co/The	7,617	233	Platform Specialty Products Corp (a)	5,559	60
Lear Corp	33,650	5,908	RPM International Inc	326	17
		$13,265	Valvoline Inc	8,524	205
Banks - 6.99%			Versum Materials Inc	355,105	14,943
Associated Banc-Corp	6,435	163	Westlake Chemical Corp	838	71
Bank of Hawaii Corp	1,774	145			$57,838
BankUnited Inc	4,379	153	Coal - 0.01%
BOK Financial Corp	1,142	99	CONSOL Energy Inc	9,851	159
Capital One Financial Corp	165,795	15,283
CIT Group Inc	4,090	191	Commercial Services - 1.69%
Citizens Financial Group Inc	22,505	855	AMERCO	204	80
Comerica Inc	128,005	10,057	Aramark	118,890	5,194
Commerce Bancshares Inc/MO	3,681	214	Booz Allen Hamilton Holding Corp	479	18
Cullen/Frost Bankers Inc	2,370	233	CoreLogic Inc/United States (a)	1,526	72
East West Bancorp Inc	122,243	7,315	Graham Holdings Co	200	111
Fifth Third Bancorp	467,324	13,505	H&R Block Inc	7,493	185
First Hawaiian Inc	2,413	71	IHS Markit Ltd (a)	4,999	213
First Horizon National Corp	9,606	180	Macquarie Infrastructure Corp	2,354	164
First Republic Bank/CA	931	91	ManpowerGroup Inc	3,349	413
FNB Corp/PA	13,025	176	Nielsen Holdings PLC	199,711	7,404
Huntington Bancshares Inc/OH	48,976	676	Quanta Services Inc (a)	4,680	177
KeyCorp	782,657	14,284	Sabre Corp	1,867	36
M&T Bank Corp	4,377	730	Total System Services Inc	119,922	8,640
Northern Trust Corp	6,324	591	WEX Inc (a)	312	39
PacWest Bancorp	6,780	328			$22,746
Pinnacle Financial Partners Inc	2,001	132	Computers - 0.55%
Popular Inc	4,346	159	Amdocs Ltd	6,580	428
Prosperity Bancshares Inc	2,752	181	Brocade Communications Systems Inc	15,732	183
Regions Financial Corp	54,736	847	Conduent Inc (a)	7,536	117
Signature Bank/New York NY (a)	670	87	DST Systems Inc	2,292	134
SunTrust Banks Inc	191,749	11,545	Leidos Holdings Inc	4,296	269
SVB Financial Group (a)	405	89	NetApp Inc	2,909	129
Synovus Financial Corp	5,062	237	Teradata Corp (a)	5,052	169
TCF Financial Corp	7,144	130	Western Digital Corp	67,356	6,013
Valley National Bancorp	487,091	5,602			$7,442
Webster Financial Corp	3,741	206	Consumer Products - 0.02%
Western Alliance Bancorp (a)	67,148	3,747	Avery Dennison Corp	714	76
Zions Bancorporation	131,069	6,089	Clorox Co/The	1,180	149
		$94,391			$225

See accompanying notes.

Schedule of Investments
MidCap Value Fund III
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Cosmetics & Personal Care - 0.03%			Electronics (continued)
Coty Inc	14,132	$218	Jabil Inc	8,341	$236
Edgewell Personal Care Co (a)	2,318	150	Keysight Technologies Inc (a)	5,581	249
		$368	National Instruments Corp	857	39
Distribution & Wholesale - 0.03%			PerkinElmer Inc	4,455	322
LKQ Corp (a)	7,963	300	Sensata Technologies Holding NV (a)	4,279	209
WESCO International Inc (a)	1,983	125	Trimble Inc (a)	1,552	63
WW Grainger Inc	90	18			$18,949
		$443	Energy - Alternate Sources - 0.01%
Diversified Financial Services - 4.91%			First Solar Inc (a)	3,136	172
Affiliated Managers Group Inc	1,707	318
Air Lease Corp	3,767	164	Engineering & Construction - 0.05%
Ally Financial Inc	21,610	565	AECOM (a)	6,195	217
Ameriprise Financial Inc	452	71	Fluor Corp	4,226	182
BGC Partners Inc	220,706	3,348	Jacobs Engineering Group Inc	5,565	324
Credit Acceptance Corp (a)	97	28			$723
Discover Financial Services	141,528	9,416	Entertainment - 0.35%
E*TRADE Financial Corp (a)	8,333	363	Cinemark Holdings Inc	4,325	157
Federated Investors Inc	3,302	103	Dolby Laboratories Inc	2,122	123
FNF Group	310,719	11,627	Lions Gate Entertainment Corp - A shares (a)	1,325	38
Invesco Ltd	10,365	371	Lions Gate Entertainment Corp - B shares (a)	2,013	56
Lazard Ltd	121,383	5,771	Madison Square Garden Co/The (a)	728	162
Legg Mason Inc	2,824	108	Regal Entertainment Group	3,305	54
Nasdaq Inc	3,446	250	SeaWorld Entertainment Inc (a)	364,618	4,186
Navient Corp	816,251	10,171			$4,776
OneMain Holdings Inc (a)	2,576	82
			Environmental Control - 0.94%
Raymond James Financial Inc	73,281	6,212	Republic Services Inc	6,957	453
Santander Consumer USA Holdings Inc (a)	6,763	112	Stericycle Inc (a)	2,498	177
SLM Corp (a)	1,149,764	12,176
			Waste Management Inc	146,500	12,038
Synchrony Financial	132,840	4,333			$12,668
T Rowe Price Group Inc	6,020	559	Food - 1.16%
TD Ameritrade Holding Corp	836	42	Campbell Soup Co	4,143	196
		$66,190	Conagra Brands Inc	12,007	410
Electric - 6.92%			Flowers Foods Inc	7,109	135
AES Corp/VA	19,983	212	Hain Celestial Group Inc/The (a)	3,983	143
Alliant Energy Corp	6,896	298	Hershey Co/The	430	46
Ameren Corp	144,245	8,941	Hormel Foods Corp	8,148	254
Avangrid Inc	2,195	114	Ingredion Inc	96,428	12,088
Calpine Corp (a)	13,934	208
			JM Smucker Co/The	4,990	529
CenterPoint Energy Inc	690,262	20,417	Kellogg Co	566	35
CMS Energy Corp	13,565	656	Lamb Weston Holdings Inc	3,402	174
Consolidated Edison Inc	9,268	798	Pilgrim's Pride Corp (a)	486	15
DTE Energy Co	8,406	929	Pinnacle Foods Inc	3,546	193
Edison International	9,613	769	Post Holdings Inc (a)	2,687	223
Entergy Corp	143,234	12,356	Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	8,276	—
Eversource Energy	14,453	905	Safeway, Inc. - CVR - Property Development	8,276	—
FirstEnergy Corp	13,441	443	Centers (a),(b),(c)
Great Plains Energy Inc	6,516	214	Seaboard Corp	12	53
Hawaiian Electric Industries Inc	4,164	152	TreeHouse Foods Inc (a)	1,552	103
MDU Resources Group Inc	7,507	205	Tyson Foods Inc	11,993	874
NRG Energy Inc	7,268	182	US Foods Holding Corp (a)	7,033	192
OGE Energy Corp	6,033	222			$15,663
Pinnacle West Capital Corp	130,553	11,451	Forest Products & Paper - 0.01%
PPL Corp	283,241	10,638	Domtar Corp	2,743	130
Public Service Enterprise Group Inc	21,873	1,076	International Paper Co	1,134	65
SCANA Corp	3,979	172			$195
Vistra Energy Corp	9,288	181
			Gas - 0.63%
WEC Energy Group Inc	13,862	934
			Atmos Energy Corp	71,297	6,220
Westar Energy Inc	4,287	229
			National Fuel Gas Co	3,116	181
Xcel Energy Inc	417,542	20,677	NiSource Inc	17,924	473
		$93,379	Sempra Energy	10,539	1,238
Electrical Components & Equipment - 0.06%			UGI Corp	5,227	250
Acuity Brands Inc	399	67	Vectren Corp	2,514	171
AMETEK Inc	8,730	589			$8,533
Hubbell Inc	1,527	192
			Hand & Machine Tools - 1.76%
		$848	Regal Beloit Corp	44,379	3,601
Electronics - 1.40%			Snap-on Inc	2,350	371
Agilent Technologies Inc	245,576	16,707	Stanley Black & Decker Inc	122,020	19,712
Arrow Electronics Inc (a)	4,005	335
					$23,684
Avnet Inc	4,822	192
			Healthcare - Products - 1.35%
FLIR Systems Inc	2,464	115	Bruker Corp	3,225	101
Fortive Corp	866	63
			Cooper Cos Inc/The	739	177
Garmin Ltd	5,854	331	DENTSPLY SIRONA Inc	6,819	416
Gentex Corp	4,529	88	Hill-Rom Holdings Inc	395	32

See accompanying notes.

Schedule of Investments
MidCap Value Fund III
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Products (continued)			Insurance (continued)
Hologic Inc (a)	3,617	$137	Voya Financial Inc	5,125	$206
OPKO Health Inc (a)	11,207	75	Willis Towers Watson PLC	120,547	19,418
Patterson Cos Inc	418,040	15,468	WR Berkley Corp	2,879	197
QIAGEN NV (a)	7,696	261	XL Group Ltd	191,878	7,766
STERIS PLC	4,024	376			$99,044
Teleflex Inc	1,139	270	Internet - 0.07%
VWR Corp (a)	3,892	129	FireEye Inc (a)	6,880	116
Zimmer Biomet Holdings Inc	6,110	743	Liberty Expedia Holdings Inc (a)	2,027	94
		$18,185	Liberty Ventures (a)	3,390	193
Healthcare - Services - 4.26%			TripAdvisor Inc (a)	2,323	87
Acadia Healthcare Co Inc (a)	3,262	102	Twitter Inc (a)	18,959	391
Brookdale Senior Living Inc (a)	7,687	77	Zillow Group Inc - A Shares (a)	758	31
Centene Corp (a)	125,320	11,739			$912
Cigna Corp	117,047	23,084	Iron & Steel - 0.10%
DaVita Inc (a)	6,853	416	Nucor Corp	9,660	559
Envision Healthcare Corp (a)	4,676	199	Reliance Steel & Aluminum Co	2,934	225
Laboratory Corp of America Holdings (a)	73,149	11,244	Steel Dynamics Inc	9,572	356
LifePoint Health Inc (a)	1,423	69	United States Steel Corp	7,328	186
MEDNAX Inc (a)	3,808	167			$1,326
Quest Diagnostics Inc	104,757	9,824	Leisure Products & Services - 2.75%
Quintiles IMS Holdings Inc (a)	2,210	239
			Brunswick Corp/DE	917	46
Universal Health Services Inc	2,625	270	Harley-Davidson Inc	1,407	67
WellCare Health Plans Inc (a)	594	117	Norwegian Cruise Line Holdings Ltd (a)	272,554	15,195
		$57,547	Royal Caribbean Cruises Ltd	176,538	21,850
Holding Companies - Diversified - 0.03%					$37,158
Leucadia National Corp	13,424	340	Lodging - 0.49%
			Extended Stay America Inc	302,531	5,996
Home Builders - 0.10%			Hilton Worldwide Holdings Inc	745	54
CalAtlantic Group Inc	3,511	173	Hyatt Hotels Corp (a)	2,120	133
DR Horton Inc	4,658	206	MGM Resorts International	14,218	446
Lennar Corp - A Shares	6,029	336			$6,629
Lennar Corp - B Shares	805	38	Machinery - Construction & Mining - 0.04%
PulteGroup Inc	10,278	311	Oshkosh Corp	4,003	366
Toll Brothers Inc	4,783	220	Terex Corp	3,560	168
		$1,284			$534
Home Furnishings - 1.12%			Machinery - Diversified - 1.51%
Leggett & Platt Inc	767	36	AGCO Corp	2,867	197
Tempur Sealy International Inc (a)	1,294	85
			CNH Industrial NV	312,798	3,973
Whirlpool Corp	91,119	14,937	Cummins Inc	88,427	15,641
		$15,058	Flowserve Corp	3,947	174
Housewares - 0.05%			IDEX Corp	156	20
Newell Brands Inc	14,529	593	Roper Technologies Inc	160	41
Scotts Miracle-Gro Co/The	234	23	Wabtec Corp/DE	1,743	133
		$616	Xylem Inc/NY	2,572	171
Insurance - 7.34%					$20,350
Alleghany Corp (a)	448	254
			Media - 1.62%
American Financial Group Inc/OH	3,776	398	Discovery Communications Inc - A Shares (a)	6,449	122
American National Insurance Co	418	51	Discovery Communications Inc - C Shares (a)	8,494	151
Arch Capital Group Ltd (a)	3,340	333
			John Wiley & Sons Inc	2,050	112
Arthur J Gallagher & Co	1,690	107	Liberty Broadband Corp - C Shares (a)	3,142	274
Assurant Inc	1,868	188	Liberty Media Corp-Liberty Formula One - A	1,102	40
Assured Guaranty Ltd	5,013	186	Shares (a)
Athene Holding Ltd (a)	123,678	6,447
			Liberty Media Corp-Liberty Formula One - C	5,207	199
Axis Capital Holdings Ltd	3,444	187	Shares (a)
Brown & Brown Inc	3,546	177	Liberty Media Corp-Liberty SiriusXM - A	3,915	163
Cincinnati Financial Corp	4,654	327	Shares (a)
CNA Financial Corp	1,390	75	Liberty Media Corp-Liberty SiriusXM - C	8,510	354
Erie Indemnity Co	268	32	Shares (a)
Everest Re Group Ltd	15,678	3,722	Meredith Corp	136,003	7,208
First American Financial Corp	4,509	245	News Corp - A Shares	15,850	217
Hanover Insurance Group Inc/The	1,815	179	Scripps Networks Interactive Inc	149,060	12,413
Hartford Financial Services Group Inc/The	220,181	12,121	Sirius XM Holdings Inc	2,303	13
Lincoln National Corp	118,674	8,993	TEGNA Inc	9,489	116
Loews Corp	8,420	417	Tribune Media Co	3,179	130
Markel Corp (a)	413	448
			Viacom Inc - A Shares	621	19
Mercury General Corp	1,282	72	Viacom Inc - B Shares	14,686	353
Old Republic International Corp	10,271	208			$21,884
Reinsurance Group of America Inc	104,126	15,554	Metal Fabrication & Hardware - 0.02%
RenaissanceRe Holdings Ltd	1,559	216	Timken Co/The	2,958	140
Torchmark Corp	5,528	465	Valmont Industries Inc	984	156
Unum Group	264,149	13,746			$296
Validus Holdings Ltd	121,139	6,309
			Mining - 0.62%
			Alcoa Corp (a)	8,272	395

See accompanying notes.

Schedule of Investments MidCap Value Fund III

October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Mining (continued)			Packaging & Containers (continued)
Freeport-McMoRan Inc (a)	500,264	$6,994	Graphic Packaging Holding Co	4,520	$70
Newmont Mining Corp	21,396	774	Owens-Illinois Inc (a)	471,974	11,275
Royal Gold Inc	1,227	103	Sealed Air Corp	4,786	212
Southern Copper Corp	541	23	Sonoco Products Co	4,052	210
Tahoe Resources Inc	13,849	67	WestRock Co	89,306	5,477
		$8,356			$17,591
Miscellaneous Manufacturers - 1.58%			Pharmaceuticals - 0.97%
AptarGroup Inc	1,946	169	Agios Pharmaceuticals Inc (a)	117	8
Carlisle Cos Inc	1,873	206	Akorn Inc (a)	570	19
Colfax Corp (a)	3,766	157	Cardinal Health Inc	188,556	11,671
Crane Co	63,266	5,259	Endo International PLC (a)	9,128	58
Donaldson Co Inc	306	14	Mallinckrodt PLC (a)	4,099	130
Dover Corp	4,178	399	Mylan NV (a)	21,601	771
Ingersoll-Rand PLC	154,525	13,691	Perrigo Co PLC	4,055	328
ITT Inc	3,745	175	Premier Inc (a)	1,889	62
Parker-Hannifin Corp	536	98			$13,047
Pentair PLC	5,012	353	Pipelines - 0.84%
Textron Inc	11,378	600	Cheniere Energy Inc (a)	2,094	98
Trinity Industries Inc	6,150	200	ONEOK Inc	185,600	10,073
		$21,321	Targa Resources Corp	6,414	266
Office & Business Equipment - 1.01%			Williams Cos Inc/The	31,476	897
Pitney Bowes Inc	7,737	106			$11,334
Xerox Corp	445,435	13,501	Real Estate - 0.06%
		$13,607	CBRE Group Inc (a)	8,787	346
Oil & Gas - 6.98%			Jones Lang LaSalle Inc	2,405	311
Andeavor	112,781	11,982	Realogy Holdings Corp	5,745	186
Antero Resources Corp (a)	5,141	100			$843
Apache Corp	10,927	452	REITs - 8.63%
Cabot Oil & Gas Corp	9,356	259	AGNC Investment Corp	20,027	403
Centennial Resource Development Inc/DE (a)	4,780	93	Alexandria Real Estate Equities Inc	4,204	521
Chesapeake Energy Corp (a)	1,211,729	4,726	American Campus Communities Inc	4,044	168
Cimarex Energy Co	189	22	American Homes 4 Rent	305,045	6,492
Concho Resources Inc (a)	4,460	599	Annaly Capital Management Inc	50,989	584
Continental Resources Inc/OK (a)	2,016	82	Apartment Investment & Management Co	7,532	331
Devon Energy Corp	583,953	21,548	Apple Hospitality REIT Inc	9,201	174
Diamondback Energy Inc (a)	2,292	246	AvalonBay Communities Inc	5,819	1,055
Energen Corp (a)	3,905	202	Boston Properties Inc	3,961	480
EQT Corp	8,247	516	Brandywine Realty Trust	7,705	135
Gulfport Energy Corp (a)	6,712	92	Brixmor Property Group Inc	194,563	3,399
Helmerich & Payne Inc	4,349	236	Camden Property Trust	66,601	6,077
Hess Corp	8,565	378	Chimera Investment Corp	8,150	149
HollyFrontier Corp	197,052	7,281	Colony NorthStar Inc	16,270	200
Kosmos Energy Ltd (a)	8,999	69	Columbia Property Trust Inc	5,621	124
Marathon Oil Corp	38,703	550	CoreCivic Inc	5,120	126
Marathon Petroleum Corp	204,763	12,232	Corporate Office Properties Trust	4,328	138
Murphy Oil Corp	6,876	184	CubeSmart	2,715	74
Murphy USA Inc (a)	1,422	106	CyrusOne Inc	417	26
Nabors Industries Ltd	11,563	65	DCT Industrial Trust Inc	2,784	162
Noble Energy Inc	14,573	406	Digital Realty Trust Inc	2,351	278
Parsley Energy Inc (a)	2,335	62	Douglas Emmett Inc	3,444	137
Patterson-UTI Energy Inc	8,667	171	Duke Realty Corp	428,482	12,203
PBF Energy Inc	382,571	11,083	Empire State Realty Trust Inc	5,877	118
QEP Resources Inc (a)	11,047	99	EPR Properties	2,673	185
Range Resources Corp	9,154	166	Equity Commonwealth (a)	4,944	149
Rice Energy Inc (a)	3,689	105	Equity LifeStyle Properties Inc	107,300	9,494
RSP Permian Inc (a)	2,872	99	Essex Property Trust Inc	2,870	753
Southwestern Energy Co (a)	22,238	123	Extra Space Storage Inc	1,707	139
Transocean Ltd (a)	357,873	3,758	Federal Realty Investment Trust	1,333	161
Vermilion Energy Inc	462,400	15,782	Forest City Realty Trust Inc	7,618	188
Whiting Petroleum Corp (a)	14,210	85	Gaming and Leisure Properties Inc	7,608	278
WPX Energy Inc (a)	15,797	178	GEO Group Inc/The	282,950	7,343
		$94,137	GGP Inc	18,640	363
Oil & Gas Services - 0.07%			HCP Inc	14,204	367
Baker Hughes a GE Co	12,873	405	Healthcare Trust of America Inc	6,001	180
National Oilwell Varco Inc	11,510	393	Highwoods Properties Inc	73,775	3,766
Oceaneering International Inc	4,445	90	Hospitality Properties Trust	6,935	198
RPC Inc	954	23	Host Hotels & Resorts Inc	22,086	432
		$911	Hudson Pacific Properties Inc	5,971	202
Packaging & Containers - 1.30%			Iron Mountain Inc	981	39
Ball Corp	4,681	201	JBG SMITH Properties	3,481	109
Crown Holdings Inc (a)	2,420	146	Kilroy Realty Corp	2,916	208
			Kimco Realty Corp	12,489	227
			Lamar Advertising Co	523	37

See accompanying notes.

Schedule of Investments
MidCap Value Fund III
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
REITs (continued)			Savings & Loans (continued)
Liberty Property Trust	166,009	$7,119	People's United Financial Inc	15,877	$296
Life Storage Inc	1,826	148			$13,435
Macerich Co/The	4,107	224	Semiconductors - 1.55%
Medical Properties Trust Inc	15,282	202	Cypress Semiconductor Corp	11,677	185
MFA Financial Inc	16,968	140	Marvell Technology Group Ltd	12,184	225
Mid-America Apartment Communities Inc	84,735	8,673	Microchip Technology Inc	212,433	20,139
National Retail Properties Inc	4,460	179	Microsemi Corp (a)	646	34
New Residential Investment Corp	228,503	4,028	ON Semiconductor Corp (a)	4,250	91
Omega Healthcare Investors Inc	5,881	170	Qorvo Inc (a)	1,819	138
Outfront Media Inc	5,342	125	Teradyne Inc	2,189	94
Paramount Group Inc	8,533	136	Xilinx Inc	399	29
Park Hotels & Resorts Inc	237,246	6,830			$20,935
Piedmont Office Realty Trust Inc	6,593	127	Shipbuilding - 0.72%
Prologis Inc	348,717	22,520	Huntington Ingalls Industries Inc	41,584	9,682
Rayonier Inc	5,341	160
Realty Income Corp	8,263	443	Software - 2.29%
Regency Centers Corp	4,510	278	Akamai Technologies Inc (a)	5,099	266
Retail Properties of America Inc	10,287	126	Autodesk Inc (a)	1,143	143
Senior Housing Properties Trust	9,870	182	Black Knight Inc (a)	95,551	4,334
SL Green Realty Corp	2,917	279	CA Inc	111,641	3,615
Spirit Realty Capital Inc	19,872	165	Dun & Bradstreet Corp/The	1,054	123
Starwood Property Trust Inc	14,467	311	Fidelity National Information Services Inc	6,181	573
STORE Capital Corp	6,993	173	Guidewire Software Inc (a)	1,363	109
Sun Communities Inc	3,492	315	Micro Focus International PLC ADR(a)	25,100	877
Taubman Centers Inc	1,322	62	Nuance Communications Inc (a)	11,342	167
Two Harbors Investment Corp	15,099	148	SS&C Technologies Holdings Inc	2,180	88
UDR Inc	12,663	491	Synopsys Inc (a)	237,406	20,540
Uniti Group Inc	6,473	113	Zynga Inc (a)	31,356	122
Ventas Inc	14,947	938			$30,957
VEREIT Inc	29,543	233	Telecommunications - 0.18%
Vornado Realty Trust	5,202	389	ARRIS International PLC (a)	6,860	196
Weingarten Realty Investors	5,152	157	CenturyLink Inc	20,955	398
Welltower Inc	15,312	1,025	CommScope Holding Co Inc (a)	2,856	92
Weyerhaeuser Co	29,938	1,075	EchoStar Corp (a)	1,827	102
WP Carey Inc	5,385	367	Juniper Networks Inc	16,473	409
		$116,423	Level 3 Communications Inc (a)	11,457	614
Retail - 3.43%			LogMeIn Inc	574	70
Advance Auto Parts Inc	1,575	129	Motorola Solutions Inc	4,481	406
AutoNation Inc (a)	2,564	122
			Telephone & Data Systems Inc	3,749	109
AutoZone Inc (a)	123	72	United States Cellular Corp (a)	528	19
Bed Bath & Beyond Inc	5,501	109			$2,415
Best Buy Co Inc	155,310	8,694	Textiles - 0.03%
Burlington Stores Inc (a)	1,792	168	Mohawk Industries Inc (a)	1,754	459
Casey's General Stores Inc	1,499	172
Dick's Sporting Goods Inc	829	20	Toys, Games & Hobbies - 0.44%
Dollar General Corp	178,398	14,422	Hasbro Inc	64,761	5,996
Dollar Tree Inc (a)	1,215	111
Foot Locker Inc	4,862	146	Transportation - 1.42%
GameStop Corp	4,255	80	Expeditors International of Washington Inc	1,609	94
Gap Inc/The	154,062	4,004	Genesee & Wyoming Inc (a)	2,429	174
Genuine Parts Co	2,695	238	Golar LNG Ltd	505,306	10,677
Kohl's Corp	7,601	317	Kansas City Southern	3,197	333
L Brands Inc	296,322	12,754	Kirby Corp (a)	2,115	150
Liberty Interactive Corp QVC Group (a)	8,900	202
			Old Dominion Freight Line Inc	1,709	207
Macy's Inc	12,512	235	Ryder System Inc	92,158	7,472
Michaels Cos Inc/The (a)	1,598	31	XPO Logistics Inc (a)	929	65
MSC Industrial Direct Co Inc	1,160	96			$19,172
Nu Skin Enterprises Inc	1,570	100
			Water - 0.05%
Penske Automotive Group Inc	1,573	73	American Water Works Co Inc	5,399	474
PVH Corp	3,490	443
Sally Beauty Holdings Inc (a)	3,806	66	Aqua America Inc	5,377	191
					$665
Signet Jewelers Ltd	2,793	183
			TOTAL COMMON STOCKS		$1,291,564
Tapestry Inc	7,080	290
Tiffany & Co	4,824	452	INVESTMENT COMPANIES - 3.68%	Shares Held	Value (000's)
Urban Outfitters Inc (a)	88,846	2,179	Money Market Funds - 3.68%
Williams-Sonoma Inc	2,951	152	BlackRock Liquidity Funds FedFund Portfolio	1,320,533	1,320
World Fuel Services Corp	3,167	88	Cash Account Trust - Government & Agency	988,892	989
Yum China Holdings Inc	3,428	138	Portfolio - Government Cash Managed
		$46,286	First American Government Obligations Fund	32,839,757	32,840
Savings & Loans - 1.00%
New York Community Bancorp Inc	1,046,043	13,139

See accompanying notes.

Schedule of Investments
MidCap Value Fund III
October 31, 2017

INVESTMENT COMPANIES (continued)	Shares Held	Value (000's)
Money Market Funds (continued)
Goldman Sachs Financial Square Funds -	14,471,887	$14,472
Government Fund
		$49,621
TOTAL INVESTMENT COMPANIES		$49,621
Total Investments		$1,341,185
Other Assets and Liabilities - 0.61%		$8,071
TOTAL NET ASSETS - 100.00%		$1,349,256

(a) Non-Income Producing Security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. Certain inputs used in the valuation may be unobservable;
however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		28.93%
Industrial		16.77%
Consumer, Cyclical		11.71%
Consumer, Non-cyclical		10.46%
Energy		7.91%
Utilities		7.60%
Technology		5.40%
Basic Materials		5.02%
Investment Companies		3.68%
Communications		1.88%
Diversified		0.03%
Other Assets and Liabilities		0.61%
TOTAL NET ASSETS		100.00%

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2017	Long	274	$50,249	$1,184
Total				$1,184

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Money Market Fund
October 31, 2017

INVESTMENT COMPANIES - 4.34%	Shares Held	Value (000's)		Principal
Money Market Funds - 4.34%			MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Deutsche Government Money Market Series	6,400,000	$6,400	Illinois - 1.73%
Goldman Sachs Financial Square Funds -	5,000,000	5,000	Memorial Health System/IL (credit support
Government Fund			from JP Morgan Chase & Co)
Morgan Stanley Institutional Liquidity Funds -	4,630,000	4,630	1.20%, 11/07/2017(b),(c)	$8,700	$8,700
Government Portfolio
STIT-Government & Agency Portfolio	5,830,000	5,830	Maryland - 1.57%
		$21,860	City of Baltimore MD (credit support from
TOTAL INVESTMENT COMPANIES		$21,860	State Street Bank & Trust)
			1.20%, 11/07/2017(b),(c)	7,915	7,915
	Principal
BONDS - 9.56%	Amount (000's)	Value (000's)
Automobile Asset Backed Securities - 4.32%			Minnesota - 0.81%
			City of St Paul MN (credit support from
AmeriCredit Automobile Receivables Trust			Wells Fargo)
2017-3			1.17%, 11/07/2017(b),(c)	4,100	4,100
1.40%, 08/20/2018	$1,573	$1,573
Capital Auto Receivables Asset Trust 2017-1
1.40%, 11/20/2018(a)	2,100	2,100	Oklahoma - 0.40%
CarMax Auto Owner Trust 2017-3			Oklahoma University Hospital (credit support
1.35%, 08/15/2018	3,196	3,196	from Bank of America)
			1.20%, 11/07/2017(b),(c)	2,000	2,000
Drive Auto Receivables Trust
1.45%, 11/15/2018	2,300	2,300
Enterprise Fleet Financing LLC			TOTAL MUNICIPAL BONDS		$41,759
1.05%, 02/20/2018(a)	766	766		Principal
1.50%, 07/20/2018(a)	1,754	1,754	COMMERCIAL PAPER - 71.63%	Amount (000's)	Value (000's)
GM Financial Automobile Leasing Trust			Agriculture - 5.16%
2017-3			Archer-Daniels-Midland Co
1.35%, 09/20/2018	3,236	3,236	1.17%, 11/01/2017(a)	$5,000	$5,000
GM Financial Consumer Automobile			1.17%, 11/13/2017(a)	5,000	4,998
Receivables Trust 2017-3			Cargill Inc (credit support from CARGILL
1.39%, 10/16/2018(a)	3,000	3,000	INC)
Santander Drive Auto Receivables Trust 2017-			1.14%, 11/13/2017(a),(c)	3,980	3,978
3			Philip Morris International Inc
1.40%, 10/15/2018	3,850	3,850	1.23%, 11/21/2017(a)	1,530	1,529
			1.30%, 12/04/2017(a)	5,000	4,994
		$21,775
			1.32%, 12/28/2017(a)	5,000	4,990
Diversified Financial Services - 2.81%
			1.39%, 12/27/2017(a)	500	499
Corporate Finance Managers Inc
1.23%, 11/07/2017(b)	5,145	5,145			$25,988
MetLife Inc			Automobile Manufacturers - 2.77%
1.56%, 08/17/2018	9,000	9,000	Nissan Motor Acceptance Corp
			1.27%, 01/02/2018(a)	5,000	4,989
		$14,145
			1.30%, 01/02/2018(a)	4,000	3,991
Insurance - 1.59%
New York Life Global Funding Company			Toyota Financial Services de Puerto Rico
1.30%, 07/20/2018	8,000	8,000	Inc (credit support from Toyota Financial
			Services)
			1.28%, 11/30/2017(c)	5,000	4,995
Other Asset Backed Securities - 0.84%
Dell Equipment Finance Trust 2017-1					$13,975
1.35%, 05/22/2018(a)	1,313	1,313	Banks - 27.02%
GreatAmerica Leasing Receivables Funding			Bank of Nova Scotia/The
LLC Series 2017-1			1.33%, 11/28/2017(a),(d)	2,670	2,667
1.00%, 02/20/2018(a)	432	432	Bank of Tokyo-Mitsubishi UFJ Ltd/New York
John Deere Owner Trust 2017-B			NY
1.35%, 07/16/2018	2,461	2,461	1.16%, 11/02/2017	5,000	5,000
		$4,206	1.20%, 11/15/2017	4,000	3,998
TOTAL BONDS		$48,126	Barclays Bank PLC
			1.21%, 11/06/2017(d)	5,000	4,999
	Principal		1.27%, 11/24/2017(d)	5,000	4,996
MUNICIPAL BONDS - 8.29%	Amount (000's)	Value (000's)
California - 0.74%			BNP Paribas SA/New York NY
Kern Water Bank Authority (credit support			1.06%, 11/01/2017	5,000	5,000
from Wells Fargo)			CAFCO LLC (credit support from CAFCO
1.19%, 11/07/2017(b),(c)	$3,734	$3,734	LLC)
			1.25%, 11/17/2017(a),(c)	6,000	5,997
			DBS Bank Ltd
Colorado - 3.04%			1.19%, 11/01/2017(a),(d)	5,000	5,000
City of Colorado Springs CO Utilities System
Revenue (credit support from Mizuho Bank			DNB Bank ASA
LTD)			1.15%, 11/01/2017(a),(d)	4,000	4,000

1.19%, 11/07/2017(b),(c)	7,000	7,000	Manhattan Asset Funding Co LLC
			1.30%, 11/02/2017(a)	6,500	6,500
Colorado Housing & Finance			1.30%, 11/06/2017(a)	6,000	5,999
Authority (credit support from Federal Home
Loan Bank)			Mizuho Bank Ltd/NY
			1.19%, 11/07/2017(a)	6,000	5,999
1.25%, 11/07/2017(b),(c)	7,510	7,510
			1.32%, 01/02/2018(a)	5,000	4,989
County of Kit Carson CO (credit support from
Wells Fargo)			Natixis SA/New York NY
1.20%, 11/07/2017(b),(c)	800	800	1.08%, 11/01/2017	6,000	6,000
			1.16%, 11/03/2017	5,000	5,000
		$15,310

See accompanying notes.

Schedule of Investments Money Market Fund October 31, 2017

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)
Banks (continued)			Diversified Financial Services (continued)
Oversea-Chinese Banking Corp Ltd			Nieuw Amsterdam Receivables
1.28%, 11/27/2017(a),(d)	$2,650	$2,647	Corp (continued)
1.31%, 11/20/2017(a),(d)	3,000	2,998	1.34%, 01/04/2018(a)	$5,000	$4,988
Sheffield Receivables Co LLC			Ontario Teachers' Finance Trust (credit
1.31%, 12/21/2017(a)	1,560	1,557	support from Ontario Teachers Pension Plan
1.32%, 12/12/2017(a)	5,000	4,992	Board)
Skandinaviska Enskilda Banken AB			1.29%, 11/13/2017(a),(c)	3,900	3,898
1.27%, 11/29/2017(a),(d)	6,000	5,994	Regency Markets No. 1 LLC
1.27%, 12/01/2017(a),(d)	5,000	4,995	1.23%, 11/09/2017(a)	6,000	5,998
1.28%, 12/27/2017(a),(d)	3,240	3,233	Thunder Bay Funding LLC
Standard Chartered Bank/New York			1.33%, 01/05/2018(a)	5,000	4,988
1.35%, 12/18/2017(a)	6,000	5,989			$122,320
Sumitomo Mitsui Banking Corp			Electric - 0.99%
1.30%, 11/08/2017(a),(d)	5,000	4,999
			Engie SA
1.30%, 11/10/2017(a),(d)	3,500	3,499	1.21%, 11/30/2017(a)	5,000	4,995
1.30%, 11/13/2017(a),(d)	4,050	4,048
United Overseas Bank Ltd			Insurance - 2.74%
1.26%, 11/28/2017(a),(d)	5,000	4,995
			Prudential PLC
1.29%, 12/01/2017(a),(d)	4,000	3,996	1.17%, 11/02/2017(a)	4,000	4,000
1.33%, 01/09/2018(a),(d)	6,000	5,985	1.25%, 11/27/2017(a)	4,820	4,816
		$136,071	1.27%, 11/21/2017(a)	5,000	4,996
Beverages - 2.23%					$13,812
Brown-Forman Corp			Machinery - Construction & Mining - 0.94%
1.20%, 11/03/2017(a)	2,739	2,739

1.22%, 11/24/2017(a)	4,000	3,997	Caterpillar Financial Services Corp (credit
			support from Caterpillar Inc)
1.24%, 11/22/2017(a)	4,500	4,497	1.25%, 11/17/2017(c)	4,000	3,998
		$11,233	1.30%, 11/21/2017(c)	760	759
Chemicals - 0.99%					$4,757
BASF SE			Pharmaceuticals - 1.41%
1.28%, 12/20/2017(a)	5,000	4,991
			Novartis Finance Corp (credit support from
			Novartis AG)
Commercial Services - 0.68%			1.13%, 11/01/2017(a),(c)	5,000	5,000
Salvation Army/United States			Sanofi
1.25%, 12/06/2017	3,410	3,406	1.24%, 12/29/2017(a)	2,100	2,096
					$7,096
Diversified Financial Services - 24.29%			Telecommunications - 2.41%
Anglesea Funding LLC			Telstra Corp Ltd
1.28%, 11/03/2017	4,500	4,500	1.28%, 12/05/2017(a)	1,230	1,229
AXA Financial Inc (credit support from AXA			1.29%, 12/05/2017(a)	3,900	3,895
SA)			1.30%, 12/19/2017(a)	5,000	4,991
1.38%, 01/16/2018(a),(c)	4,500	4,487	1.32%, 12/14/2017(a)	2,000	1,997
Collateralized Commercial Paper Co LLC					$12,112
1.35%, 12/11/2017	4,380	4,373
			TOTAL COMMERCIAL PAPER		$360,756
Collateralized Commercial Paper II Co LLC
1.36%, 11/08/2017(a)	5,000	4,999		Maturity
			REPURCHASE AGREEMENTS - 6.35%	Amount (000's)	Value (000's)
CRC Funding LLC
1.25%, 11/27/2017(a)	5,000	4,996	Banks - 6.35%
1.28%, 11/20/2017(a)	6,000	5,996	Barclays Bank PLC Repurchase Agreement;	$16,000	$16,000
DCAT LLC			1.03% dated 10/31/2017 maturing
1.28%, 11/20/2017	6,000	5,996	11/01/2017 (collateralized by US
1.28%, 11/29/2017	5,000	4,995	Government Security; $16,320,083; 1.13%;
Fairway Finance Co LLC			dated 08/31/2021)
1.20%, 11/13/2017(a)	2,900	2,899	Merrill Lynch Repurchase Agreement; 1.05%	16,000	16,000
1.28%, 12/15/2017(a)	4,000	3,994	dated 10/31/2017 maturing 11/01/2017
1.29%, 11/14/2017(a)	5,000	4,998	(collateralized by US Government
Gotham Funding Corp			Securities; $16,320,007; 0.00%-0.00%;
1.34%, 01/03/2018(a)	3,000	2,993	dated 01/15/27-10/15/27)
1.35%, 12/26/2017(a)	5,000	4,990			$32,000
1.35%, 01/02/2018(a)	4,100	4,090	TOTAL REPURCHASE AGREEMENTS		$32,000
Intercontinental Exchange Inc			Total Investments		$504,501
1.14%, 11/06/2017(a)	5,000	4,999	Other Assets and Liabilities - (0.17)%		$(845)
1.14%, 11/07/2017(a)	5,000	4,999	TOTAL NET ASSETS - 100.00%		$503,656
JP Morgan Securities LLC
1.25%, 11/07/2017	5,000	4,999
1.25%, 11/10/2017	4,000	3,999	(a)	Security exempt from registration under Rule 144A of the Securities Act of
1.35%, 11/16/2017	5,000	4,997	1933. These securities may be resold in transactions exempt from
Liberty Street Funding LLC			registration, normally to qualified institutional buyers. At the end of the
1.29%, 11/03/2017(a)	4,270	4,270	period, the value of these securities totaled $288,111 or 57.20% of net
1.45%, 02/07/2018(a)	4,000	3,984	assets.
Nieuw Amsterdam Receivables Corp			(b)	Certain variable rate securities are not based on a published reference
1.28%, 11/17/2017(a)	3,940	3,938	rate and spread but are determined by the issuer or agent and are based
1.29%, 12/07/2017(a)	1,960	1,957	on current market conditions. These securities do not indicate a reference
			rate and spread in their description.

See accompanying notes.

Schedule of Investments
Money Market Fund
October 31, 2017

(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(d)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	64.80%
Consumer, Non-cyclical	9.48%
Insured	8.29%
Asset Backed Securities	5.16%
Investment Companies	4.34%
Consumer, Cyclical	2.77%
Communications	2.41%
Basic Materials	0.99%
Utilities	0.99%
Industrial	0.94%
Other Assets and Liabilities	(0.17)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2017

COMMON STOCKS - 98.73%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 4.36%			Electronics - 0.86%
Boeing Co/The	191,520	$49,408	Trimble Inc (a)	209,522	$8,565
Northrop Grumman Corp	137,973	40,775	Waters Corp (a)	66,143	12,968
Teledyne Technologies Inc (a)	112,113	19,055			$21,533
		$109,238	Environmental Control - 1.65%
Airlines - 1.00%			Waste Connections Inc	583,901	41,264
Alaska Air Group Inc	379,464	25,056
			Food - 2.00%
Apparel - 1.30%			General Mills Inc	257,384	13,363
Deckers Outdoor Corp (a)	139,837	9,542	Kroger Co/The	609,108	12,609
NIKE Inc	419,545	23,071	McCormick & Co Inc/MD	151,864	15,115
		$32,613	Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	2,740	—
Automobile Manufacturers - 0.76%			Safeway, Inc. - CVR - Property Development	2,740	—
PACCAR Inc	266,702	19,131	Centers (a),(b),(c)
			Tyson Foods Inc	122,716	8,947
Automobile Parts & Equipment - 1.11%					$50,034
Adient PLC	209,473	17,671	Gas - 0.77%
Autoliv Inc	81,036	10,118	Sempra Energy	164,363	19,313
		$27,789
Banks - 8.91%			Hand & Machine Tools - 0.15%
East West Bancorp Inc	246,338	14,741	Snap-on Inc	23,438	3,698
Goldman Sachs Group Inc/The	57,959	14,054
JPMorgan Chase & Co	592,849	59,646	Healthcare - Products - 5.22%
PNC Financial Services Group Inc/The	357,813	48,945	Abbott Laboratories	192,650	10,447
US Bancorp	803,566	43,698	Becton Dickinson and Co	148,827	31,056
Wells Fargo & Co	750,084	42,110	Bio-Techne Corp	71,229	9,333
			Edwards Lifesciences Corp (a)	124,468	12,724
		$223,194
Beverages - 2.14%			Medtronic PLC	223,582	18,003
Brown-Forman Corp - B Shares	134,870	7,690	Thermo Fisher Scientific Inc	187,309	36,306
			Varian Medical Systems Inc (a)	124,062	12,926
Dr Pepper Snapple Group Inc	205,059	17,565
PepsiCo Inc	257,567	28,392			$130,795
		$53,647	Healthcare - Services - 0.67%
Biotechnology - 1.70%			UnitedHealth Group Inc	35,501	7,463
Biogen Inc (a)	70,985	22,123	Universal Health Services Inc	91,528	9,400
Bioverativ Inc (a)	86,748	4,901			$16,863
Gilead Sciences Inc	207,823	15,579	Housewares - 0.24%
		$42,603	Tupperware Brands Corp	100,775	5,921
Building Materials - 0.24%
Apogee Enterprises Inc	126,290	6,028	Insurance - 1.58%
			Chubb Ltd	261,659	39,463
Chemicals - 2.96%
DowDuPont Inc	193,174	13,968	Internet - 6.24%
			Alphabet Inc - A Shares (a)	40,876	42,226
FMC Corp	144,202	13,391	Alphabet Inc - C Shares (a)	26,621	27,064
HB Fuller Co	360,293	20,490	Amazon.com Inc (a)	33,150	36,640
Innospec Inc	210,125	12,996	eBay Inc (a)	299,468	11,272
PPG Industries Inc	114,802	13,345	Facebook Inc (a)	216,961	39,066
		$74,190
Commercial Services - 1.26%					$156,268
Aaron's Inc	323,954	11,922	Iron & Steel - 0.41%
PayPal Holdings Inc (a)	271,119	19,672	Reliance Steel & Aluminum Co	133,084	10,226
		$31,594

Computers - 4.30%			Machinery - Diversified - 1.24%
			Deere & Co	120,851	16,059
Apple Inc	637,447	107,754
			Roper Technologies Inc	57,787	14,919
Consumer Products - 0.24%					$30,978
Kimberly-Clark Corp	54,330	6,113	Media - 3.72%
			Comcast Corp - Class A	1,111,412	40,044
Cosmetics & Personal Care - 0.98%			Nexstar Media Group Inc	149,911	9,564
Procter & Gamble Co/The	284,656	24,577	Sirius XM Holdings Inc	2,824,371	15,365
			Walt Disney Co/The	289,556	28,322
Distribution & Wholesale - 0.27%					$93,295
Pool Corp	56,747	6,854	Miscellaneous Manufacturers - 1.15%
			AptarGroup Inc	153,377	13,355
Diversified Financial Services - 4.53%			Crane Co	88,548	7,360
Ameriprise Financial Inc	240,112	37,587	General Electric Co	403,325	8,131
Charles Schwab Corp/The	384,042	17,220			$28,846
Discover Financial Services	351,287	23,371	Oil & Gas - 4.78%
FNF Group	939,945	35,173	Chevron Corp	248,411	28,788
		$113,351	Cimarex Energy Co	376,732	44,051
Electric - 2.41%			Exxon Mobil Corp	303,951	25,334
NextEra Energy Inc	197,195	30,579	Valero Energy Corp	272,057	21,463
Xcel Energy Inc	600,215	29,723			$119,636
		$60,302

See accompanying notes.

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	(b) The value of these investments was determined using significant
Oil & Gas Services - 0.43%			unobservable inputs.
Schlumberger Ltd	167,797	$10,739	(c)	Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
Pharmaceuticals - 4.57%			Directors. Certain inputs used in the valuation may be unobservable;
Allergan PLC	70,763	12,541	however, each security is evaluated individually for purposes of ASC 820
Bristol-Myers Squibb Co	162,930	10,046	which results in not all securities being identified as Level 3 of the fair
Johnson & Johnson	298,653	41,635	value hierarchy. At the end of the period, the fair value of these securities
McKesson Corp	94,323	13,005	totaled $0 or 0.00% of net assets.
Merck & Co Inc	216,108	11,906
Pfizer Inc	722,890	25,345
		$114,478
			Portfolio Summary (unaudited)
REITs - 3.74%
			Sector	Percent
Alexandria Real Estate Equities Inc	233,894	28,993
			Financial	19.12%
Essex Property Trust Inc	45,581	11,962
			Consumer, Non-cyclical	18.78%
Host Hotels & Resorts Inc	1,000,956	19,579
			Technology	16.80%
Realty Income Corp	342,422	18,378
			Communications	12.66%
Ventas Inc	233,822	14,672
			Industrial	10.43%
		$93,584
			Consumer, Cyclical	9.18%
Retail - 3.43%			Energy	5.21%
Chipotle Mexican Grill Inc (a)	9,116	2,479
Copart Inc (a)	158,903	5,767	Basic Materials	3.37%
			Utilities	3.18%
Costco Wholesale Corp	91,020	14,661	Investment Companies	1.22%
CVS Health Corp	215,558	14,772	Other Assets and Liabilities	0.05%
Home Depot Inc/The	179,275	29,720
			TOTAL NET ASSETS	100.00%
Starbucks Corp	339,215	18,603
		$86,002
Savings & Loans - 0.36%
Washington Federal Inc	259,959	9,047

Semiconductors - 4.66%
Applied Materials Inc	154,951	8,744
Broadcom Ltd	56,862	15,006
Intel Corp	197,501	8,984
Lam Research Corp	152,192	31,743
Microchip Technology Inc	390,517	37,021
NVIDIA Corp	36,188	7,484
QUALCOMM Inc	150,167	7,660
		$116,642
Software - 7.84%
Adobe Systems Inc (a)	220,391	38,604
Black Knight Inc (a)	302,209	13,705
Fair Isaac Corp	95,257	13,827
Fidelity National Information Services Inc	208,677	19,357
Microsoft Corp	767,944	63,878
Omnicell Inc (a)	318,456	15,859
Oracle Corp	448,518	22,830
Red Hat Inc (a)	67,958	8,211
		$196,271
Telecommunications - 2.70%
AT&T Inc	596,445	20,070
Cisco Systems Inc	676,085	23,088
T-Mobile US Inc (a)	79,170	4,732
Verizon Communications Inc	410,583	19,655
		$67,545
Toys, Games & Hobbies - 1.07%
Hasbro Inc	288,734	26,734

Transportation - 0.78%
Expeditors International of Washington Inc	115,601	6,749
Union Pacific Corp	110,634	12,810
		$19,559
TOTAL COMMON STOCKS		$2,472,768
INVESTMENT COMPANIES - 1.22%	Shares Held	Value (000's)
Money Market Funds - 1.22%
Goldman Sachs Financial Square Funds -	30,522,425	30,522
Government Fund

TOTAL INVESTMENT COMPANIES		$30,522
Total Investments		$2,503,290
Other Assets and Liabilities - 0.05%		$1,228
TOTAL NET ASSETS - 100.00%		$2,504,518

(a) Non-Income Producing Security

See accompanying notes.

Schedule of Investments Real Estate Securities Fund October 31, 2017

COMMON STOCKS - 99.88%	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Lodging - 3.71%			Sector	Percent
Extended Stay America Inc	1,085,680	$21,518	Financial	93.87%
Hilton Grand Vacations Inc (a)	642,502	26,317	Consumer, Cyclical	3.71%
Hilton Worldwide Holdings Inc	1,245,694	90,039	Technology	2.30%
		$137,874	Investment Companies	0.18%
REITs - 93.87%			Other Assets and Liabilities	(0.06)%
Alexandria Real Estate Equities Inc	1,142,887	141,672	TOTAL NET ASSETS	100.00%
American Tower Corp	585,363	84,099
Apartment Investment & Management Co	2,832,823	124,588
AvalonBay Communities Inc	1,078,684	195,598
Boston Properties Inc	584,146	70,787
Corporate Office Properties Trust	566,680	18,094
Crown Castle International Corp	350,476	37,529
CubeSmart	2,019,646	54,975
DCT Industrial Trust Inc	794,230	46,081
DDR Corp	2,427,455	18,619
Duke Realty Corp	3,554,193	101,223
EPR Properties	771,557	53,376
Equinix Inc	588,683	272,855
Equity LifeStyle Properties Inc	611,044	54,065
Equity Residential	623,591	41,943
Essex Property Trust Inc	792,408	207,952
Extra Space Storage Inc	1,117,604	91,185
First Industrial Realty Trust Inc	1,004,449	31,017
GGP Inc	1,166,649	22,703
HCP Inc	1,423,650	36,787
Healthcare Trust of America Inc	1,468,166	44,118
Host Hotels & Resorts Inc	1,233,528	24,128
Hudson Pacific Properties Inc	2,027,141	68,558
Invitation Homes Inc	2,967,822	66,984
Kilroy Realty Corp	1,357,050	96,663
Kite Realty Group Trust	766,248	14,321
Physicians Realty Trust	3,321,846	57,734
Prologis Inc	2,774,434	179,173
Public Storage	370,549	76,796
Regency Centers Corp	1,711,882	105,366
Saul Centers Inc	358,688	21,923
Senior Housing Properties Trust	1,396,498	25,696
Simon Property Group Inc	1,763,951	273,994
SL Green Realty Corp	776,462	74,292
Spirit Realty Capital Inc	5,375,341	44,669
Starwood Waypoint Homes	2,988,875	108,526
STORE Capital Corp	4,075,038	100,613
Sun Communities Inc	952,331	85,957
Sunstone Hotel Investors Inc	4,441,065	72,478
Tanger Factory Outlet Centers Inc	1,005,724	22,880
Terreno Realty Corp	590,599	21,687
Vornado Realty Trust	470,131	35,194
Welltower Inc	1,832,589	122,710
Weyerhaeuser Co	1,148,730	41,251
		$3,490,859
Software - 2.30%
InterXion Holding NV (a)	1,603,853	85,630

TOTAL COMMON STOCKS		$3,714,363
INVESTMENT COMPANIES - 0.18%	Shares Held	Value (000's)
Money Market Funds - 0.18%
BlackRock Liquidity Funds FedFund Portfolio	6,597,970	6,598

TOTAL INVESTMENT COMPANIES		$6,598
Total Investments		$3,720,961
Other Assets and Liabilities - (0.06)%		$(2,270)
TOTAL NET ASSETS - 100.00%		$3,718,691

(a) Non-Income Producing Security

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2017

INVESTMENT COMPANIES - 0.46%	Shares Held	Value (000's)			Principal
Money Market Funds - 0.46%			BONDS (continued)		Amount (000's) Value (000's)
Morgan Stanley Institutional Liquidity Funds -	19,311,866	$19,312	Automobile Asset Backed Securities (continued)
Government Portfolio			Capital Auto Receivables Asset Trust 2016-3
			1.36%, 04/22/2019		$1,190	$1,190
TOTAL INVESTMENT COMPANIES		$19,312	Capital Auto Receivables Asset Trust 2017-1
	Principal		1.76%, 06/22/2020(a)		8,500	8,501
BONDS - 97.51%	Amount (000's)	Value (000's)	CPS Auto Receivables Trust 2013-A
Aerospace & Defense - 1.46%			1.31%, 06/15/2020(a)		2,517	2,516
Lockheed Martin Corp			CPS Auto Receivables Trust 2013-B
1.85%, 11/23/2018	$6,500	$6,507	1.82%, 09/15/2020(a)		1,656	1,655
Northrop Grumman Corp			CPS Auto Receivables Trust 2013-C
2.08%, 10/15/2020	4,850	4,850	4.30%, 08/15/2019(a)		6,250	6,290
2.55%, 10/15/2022	9,750	9,763	CPS Auto Receivables Trust 2013-D
Rockwell Collins Inc			3.97%, 11/15/2019(a)		1,000	1,007
1.95%, 07/15/2019	5,000	5,002	CPS Auto Receivables Trust 2014-C
2.80%, 03/15/2022	9,500	9,606	2.67%, 08/17/2020(a)		3,105	3,114
3.20%, 03/15/2024	6,750	6,881	3.77%, 08/17/2020(a)		4,330	4,393
United Technologies Corp			CPS Auto Receivables Trust 2015-A
1.50%, 11/01/2019	9,600	9,529	2.79%, 02/16/2021(a)		10,330	10,387
1.90%, 05/04/2020	9,400	9,373	CPS Auto Receivables Trust 2015-C
			1.77%, 06/17/2019(a)		670	670
		$61,511
			2.55%, 02/18/2020(a)		3,580	3,589
Airlines - 0.91%
			CPS Auto Receivables Trust 2016-B
American Airlines 2013-2 Class A Pass			2.07%, 11/15/2019(a)		1,554	1,555
Through Trust
4.95%, 07/15/2024	14,345	15,334	CPS Auto Receivables Trust 2016-C
			1.62%, 01/15/2020(a)		7,279	7,274
Continental Airlines 2009-2 Class A Pass
Through Trust			CPS Auto Receivables Trust 2017-B
			1.75%, 07/15/2020(a)		10,995	10,990
7.25%, 05/10/2021	6,509	7,078
			CPS Auto Trust
Delta Air Lines 2009-1 Class A Pass Through			1.50%, 06/15/2020(a)		4,967	4,960
Trust
			1.68%, 08/17/2020(a)		10,564	10,555
7.75%, 06/17/2021	10,041	10,932
			1.87%, 03/15/2021(a)		6,300	6,299
Delta Air Lines 2012-1 Class A Pass Through
Trust			Ford Credit Auto Owner Trust 2015-REV2
			2.44%, 01/15/2027(a)		12,327	12,446
4.75%, 11/07/2021	4,718	4,931
		$38,275	Ford Credit Auto Owner Trust 2016-REV2
			2.03%, 12/15/2027(a)		14,000	13,871
Automobile Asset Backed Securities - 8.51%
			Ford Credit Auto Owner Trust 2017-REV1
AmeriCredit Automobile Receivables 2015-4			2.62%, 08/15/2028(a)		11,500	11,610
3.72%, 12/08/2021	6,390	6,509
AmeriCredit Automobile Receivables Trust			Ford Credit Auto Owner Trust/Ford Credit
2013-5			2014-RE	V1
			2.26%, 11/15/2025(a)		11,327	11,396
2.29%, 11/08/2019	2,070	2,072
2.86%, 12/09/2019	14,920	15,018	Santander Drive Auto Receivables Trust 2013-
AmeriCredit Automobile Receivables Trust			3
2014-1			2.42%, 04/15/2019		2,080	2,083
2.15%, 03/09/2020	2,246	2,250	Santander Drive Auto Receivables Trust 2013-
2.54%, 06/08/2020	10,500	10,541	5
AmeriCredit Automobile Receivables Trust			2.25%, 06/17/2019		314	314
2014-2			2.73%, 10/15/2019		6,800	6,834
2.18%, 06/08/2020	3,400	3,407	Santander Drive Auto Receivables Trust 2014-
2.57%, 07/08/2020	9,400	9,460	1
AmeriCredit Automobile Receivables Trust			2.36%, 04/15/2020		3,020	3,023
2014-3			2.91%, 04/15/2020		3,500	3,524
2.58%, 09/08/2020	3,200	3,216	Santander Drive Auto Receivables Trust 2014-
AmeriCredit Automobile Receivables Trust			2
2015-2			2.76%, 02/18/2020		3,600	3,625
3.00%, 06/08/2021	3,000	3,032	Santander Drive Auto Receivables Trust 2014-
AmeriCredit Automobile Receivables Trust			3
2015-3			2.13%, 08/17/2020		3,292	3,296
2.73%, 03/08/2021	8,300	8,378	2.65%, 08/17/2020		2,770	2,788
Americredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2014-
2016-4			5
1.34%, 04/08/2020	6,672	6,664	2.46%, 06/15/2020		4,088	4,100
Bank of The West Auto Trust 2017-1			Santander Drive Auto Receivables Trust 2015-
1.78%, 02/15/2021(a)	6,750	6,746	1
Capital Auto Receivables Asset Trust 2013-2			2.57%, 04/15/2021		16,195	16,259
3.30%, 06/20/2019	96	96	Santander Drive Auto Receivables Trust 2015-
Capital Auto Receivables Asset Trust 2014-1			2
2.84%, 04/22/2019	7,328	7,338	2.44%, 04/15/2021		13,400	13,454
Capital Auto Receivables Asset Trust 2014-2			3.02%, 04/15/2021		6,420	6,508
2.41%, 05/20/2019	1,010	1,011	Santander Drive Auto Receivables Trust 2016-
Capital Auto Receivables Asset Trust 2015-2			3
2.29%, 05/20/2020	7,000	7,035	1.34%, 11/15/2019		3,594	3,593
Capital Auto Receivables Asset Trust 2016-2			TCF Auto Receivables Owner Trust 2016-
1.32%, 01/22/2019	1,056	1,056	PT1
			1.93%, 06/15/2022(a)		16,633	16,615

See accompanying notes.

Schedule of Investments
Short-Term Income Fund
October 31, 2017

Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)			Banks (continued)
Westlake Automobile Receivables Trust 2015-			Branch Banking & Trust Co	(continued)
1			2.63%, 01/15/2022		$14,400	$14,553
2.29%, 11/16/2020(a)	$3,733	$3,735	Capital One NA/Mclean VA
Westlake Automobile Receivables Trust 2015-			1.65%, 02/05/2018		9,327	9,324
2			1.85%, 09/13/2019		9,500	9,441
2.45%, 01/15/2021(a)	4,535	4,540	2.08%, 09/13/2019		9,500	9,565
Westlake Automobile Receivables Trust 2016-			3 Month LIBOR + 0.77%
1			2.53%, 01/30/2023		14,400	14,506
1.82%, 01/15/2019(a)	199	199	3 Month LIBOR + 1.15%
Westlake Automobile Receivables Trust 2016-			Citigroup Inc
2			1.70%, 04/27/2018		13,990	13,984
1.57%, 06/17/2019(a)	4,426	4,426	2.33%, 04/25/2022		19,800	20,017
Westlake Automobile Receivables Trust 2016-			3 Month LIBOR + 0.96%
3			2.41%, 05/17/2024		4,750	4,795
2.07%, 12/15/2021(a)	11,400	11,372	3 Month LIBOR + 1.10%
Westlake Automobile Receivables Trust 2017-			2.70%, 03/30/2021		14,100	14,223
1			2.75%, 09/01/2023		10,000	10,269
1.78%, 04/15/2020(a)	7,373	7,375	3 Month LIBOR + 1.43%
2.30%, 10/17/2022(a)	5,000	5,005	Fifth Third Bancorp
Westlake Automobile Receivables Trust 2017-			2.60%, 06/15/2022		19,200	19,128
2			Fifth Third Bank/Cincinnati OH
1.80%, 07/15/2020(a)	8,000	7,991	1.63%, 09/27/2019		4,750	4,718
		$358,756	2.25%, 06/14/2021		7,700	7,689
Automobile Floor Plan Asset Backed Securities - 0.48%			2.30%, 03/15/2019		7,600	7,638
Ally Master Owner Trust			Goldman Sachs Group Inc/The
1.67%, 06/15/2022	4,000	4,005	2.30%, 12/13/2019		9,600	9,625
1 Month LIBOR + 0.43%			2.48%, 04/26/2022		25,000	25,314
Ford Credit Floorplan Master Owner Trust A			3 Month LIBOR + 1.11%
1.70%, 11/15/2021	16,300	16,387	2.52%, 04/23/2020		14,400	14,650
1 Month LIBOR + 0.46%			3 Month LIBOR + 1.16%
		$20,392	2.60%, 04/23/2020		9,600	9,670
Automobile Manufacturers - 1.57%			3.00%, 04/26/2022		19,200	19,385
Daimler Finance North America LLC			3.09%, 02/25/2021		9,600	9,964
1.75%, 10/30/2019(a)	6,650	6,606	3 Month LIBOR + 1.77%
Ford Motor Credit Co LLC			ING Groep NV
2.02%, 05/03/2019	9,600	9,593	2.48%, 03/29/2022		9,750	9,954
2.60%, 03/28/2022	5,000	5,072	3 Month LIBOR + 1.15%
3 Month LIBOR + 1.27%			3.15%, 03/29/2022		6,800	6,936
3.34%, 03/28/2022	4,500	4,591	JPMorgan Chase & Co
PACCAR Financial Corp			2.27%, 04/25/2023		38,500	39,001
1.45%, 03/09/2018	6,664	6,664	3 Month LIBOR + 0.90%
2.20%, 09/15/2019	9,327	9,382	2.30%, 08/15/2021		9,500	9,460
Toyota Motor Credit Corp			2.59%, 10/24/2023		15,000	15,402
1.20%, 04/06/2018	9,600	9,587	3 Month LIBOR + 1.23%
2.10%, 01/17/2019	4,800	4,821	4.25%, 10/15/2020		22,250	23,516
2.60%, 01/11/2022	9,600	9,721	KeyBank NA/Cleveland OH
		$66,037	1.70%, 06/01/2018		6,500	6,501
Banks - 21.03%			2.35%, 03/08/2019		16,350	16,452
Bank of America Corp			2.40%, 06/09/2022		9,600	9,545
2.50%, 10/21/2022	12,000	11,861	KeyCorp
2.52%, 01/20/2023	38,000	38,692	5.10%, 03/24/2021		10,000	10,893
3 Month LIBOR + 1.16%			Morgan Stanley
2.60%, 01/15/2019	12,000	12,079	1.88%, 01/05/2018		4,664	4,666
2.63%, 10/19/2020	15,750	15,888	2.13%, 04/25/2018		9,750	9,768
2.88%, 04/24/2023	14,500	14,572	2.76%, 04/21/2021		14,400	14,811
3 Month LIBOR + 1.02%			3 Month LIBOR + 1.40%
Bank of New York Mellon Corp/The			2.76%, 10/24/2023		38,600	39,685
2.20%, 05/15/2019	11,327	11,382	3 Month LIBOR + 1.40%
2.43%, 10/30/2023	24,500	25,150	5.50%, 07/24/2020		9,500	10,308
3 Month LIBOR + 1.05%			PNC Bank NA
2.50%, 04/15/2021	5,700	5,754	1.68%, 05/19/2020		12,000	12,043
BB&T Corp			3 Month LIBOR + 0.36%
1.97%, 02/01/2019	5,664	5,699	1.87%, 07/27/2022		9,600	9,614
3 Month LIBOR + 0.66%			3 Month LIBOR + 0.50%
1.99%, 04/01/2022	4,900	4,950	2.00%, 05/19/2020		9,250	9,233
3 Month LIBOR + 0.65%			2.45%, 07/28/2022		14,400	14,384
2.05%, 05/10/2021	9,500	9,439	6.88%, 04/01/2018		4,080	4,168
Branch Banking & Trust Co			State Street Corp
2.10%, 01/15/2020	14,400	14,442	3.10%, 05/15/2023		14,300	14,571
			SunTrust Bank/Atlanta GA
			2.25%, 01/31/2020		9,600	9,640
			2.45%, 08/01/2022		14,400	14,338
			7.25%, 03/15/2018		23,149	23,626

See accompanying notes.

Schedule of Investments Short-Term Income Fund October 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Commercial Mortgage Backed Securities (continued)
SunTrust Banks Inc			Ginnie Mae (continued)
2.90%, 03/03/2021	$12,500	$12,707	1.27%, 10/16/2051(b),(c)	$3,662	$237
UBS AG/London			1.37%, 12/16/2036(b),(c)	57,730	3,177
1.90%, 06/08/2020(a)	6,750	6,782	GS Mortgage Securities Trust 2017-GS6
3 Month LIBOR + 0.58%			1.95%, 05/10/2050	13,857	13,771
2.20%, 06/08/2020(a)	4,750	4,754	JPMDB Commercial Mortgage Securities
UBS Group Funding Switzerland AG			Trust 2016-C4
2.53%, 05/23/2023(a)	3,000	3,049	1.54%, 12/15/2049	10,409	10,271
3 Month LIBOR + 1.22%					$52,003
3.49%, 05/23/2023(a)	11,450	11,735
			Computers - 1.48%
US Bancorp			Apple Inc
2.63%, 01/24/2022	9,600	9,714	1.00%, 05/03/2018	4,664	4,654
US Bank NA/Cincinnati OH			1.90%, 02/07/2020	4,800	4,807
1.86%, 10/28/2019	14,209	14,298	2.50%, 02/09/2022	9,600	9,700
3 Month LIBOR + 0.48%			Dell International LLC / EMC Corp
2.00%, 01/24/2020	9,600	9,610	3.48%, 06/01/2019(a)	17,385	17,697
2.05%, 10/23/2020	9,700	9,701	Hewlett Packard Enterprise Co
Wells Fargo & Co			2.85%, 10/05/2018	6,650	6,706
2.47%, 01/24/2023	19,000	19,386	International Business Machines Corp
3 Month LIBOR + 1.11%			1.95%, 02/12/2019	9,250	9,282
2.60%, 07/22/2020	5,000	5,061	2.25%, 02/19/2021	9,500	9,558
Wells Fargo Bank NA					$62,404
1.65%, 01/22/2018	14,250	14,255	Consumer Products - 0.23%
6.00%, 11/15/2017	8,500	8,514	Reckitt Benckiser Treasury Services PLC
		$886,447	1.89%, 06/24/2022(a)	9,600	9,631
Beverages - 0.95%			3 Month LIBOR + 0.56%
Anheuser-Busch InBev Finance Inc
2.15%, 02/01/2019	14,414	14,483	Cosmetics & Personal Care - 0.45%
3.30%, 02/01/2023	9,600	9,882	Procter & Gamble Co/The
PepsiCo Inc			1.70%, 11/03/2021	7,700	7,574
1.35%, 10/04/2019	6,400	6,353	2.15%, 08/11/2022	11,500	11,452
2.15%, 10/14/2020	9,500	9,558			$19,026
		$40,276	Credit Card Asset Backed Securities - 1.13%
Biotechnology - 1.60%			Cabela's Credit Card Master Note Trust
Amgen Inc			1.69%, 07/15/2022	18,364	18,433
2.20%, 05/22/2019	9,327	9,365	1 Month LIBOR + 0.45%
2.20%, 05/11/2020	4,800	4,810	1.89%, 08/16/2021(a)	9,745	9,784
2.65%, 05/11/2022	9,600	9,613	1 Month LIBOR + 0.65%
Biogen Inc			Capital One Multi-Asset Execution Trust
2.90%, 09/15/2020	14,000	14,294	1.75%, 09/16/2024	19,200	19,348
Celgene Corp			1 Month LIBOR + 0.51%
3.25%, 08/15/2022	9,750	9,959			$47,565
Gilead Sciences Inc			Diversified Financial Services - 0.48%
1.85%, 09/04/2018	4,750	4,756	GE Capital International Funding Co
1.85%, 09/20/2019	14,700	14,683	Unlimited Co
		$67,480	2.34%, 11/15/2020	10,000	10,049
Chemicals - 1.43%			GTP Acquisition Partners I LLC
Air Liquide Finance SA			2.35%, 06/15/2045(a)	10,100	10,067
1.75%, 09/27/2021(a)	6,750	6,591
					$20,116
Airgas Inc			Electric - 4.72%
1.65%, 02/15/2018	12,592	12,596	Alabama Power Co
Chevron Phillips Chemical Co LLC / Chevron			2.45%, 03/30/2022	14,250	14,246
Phillips Chemical Co LP
1.70%, 05/01/2018(a)	9,495	9,495	Black Hills Corp
2.45%, 05/01/2020(a)	4,832	4,854	2.50%, 01/11/2019	15,500	15,588
			Dominion Energy Inc
Westlake Chemical Corp			2.58%, 07/01/2020	4,800	4,826
3.60%, 07/15/2022	1,250	1,272	2.96%, 07/01/2019(c)	15,100	15,302
4.63%, 02/15/2021	10,760	11,083	Duke Energy Florida LLC
4.88%, 05/15/2023	13,900	14,369	1.85%, 01/15/2020	9,600	9,548
		$60,260	3.10%, 08/15/2021	5,750	5,926
Commercial Mortgage Backed Securities - 1.23%			Emera US Finance LP
Ginnie Mae			2.70%, 06/15/2021	6,700	6,731
0.60%, 09/16/2055(b),(c)	27,589	1,118

0.73%, 01/16/2054(b),(c)	43,720	1,867	Exelon Corp
			3.50%, 06/01/2022	19,500	20,069
0.78%, 10/16/2054(b),(c)	51,166	1,868

0.88%, 02/16/2055(b),(c)	70,527	2,329	Fortis Inc/Canada
			2.10%, 10/04/2021	16,365	16,059
0.90%, 02/16/2048(b),(c)	34,962	1,675

0.90%, 01/16/2055(b),(c)	102,318	4,114	Indiantown Cogeneration LP
			9.77%, 12/15/2020	6,046	6,468
1.11%, 08/16/2042(b),(c)	72,426	3,764

1.11%, 06/16/2045(b),(c)	71,036	3,998	NextEra Energy Capital Holdings Inc
			4.66%, 09/01/2067	8,000	8,010
1.15%, 02/16/2046(b),(c)	73,255	3,814	3 Month LIBOR + 3.35%

See accompanying notes.

Schedule of Investments Short-Term Income Fund October 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Electric (continued)			Healthcare - Products (continued)
Public Service Co of New Mexico			Medtronic Inc
7.95%, 05/15/2018	$24,440	$25,237	2.50%, 03/15/2020		$4,750	$4,815
San Diego Gas & Electric Co						$19,300
1.91%, 02/01/2022	3,084	3,060	Healthcare - Services - 0.61%
Southern California Edison Co			Roche Holdings Inc
1.85%, 02/01/2022	6,433	6,412	1.68%, 09/30/2019(a)		9,327	9,373
Southern Co/The			3 Month LIBOR + 0.34%
1.55%, 07/01/2018	5,800	5,794	UnitedHealth Group Inc
Talen Energy Supply LLC			1.70%, 02/15/2019		9,500	9,488
6.50%, 05/01/2018	4,832	4,905	1.95%, 10/15/2020		6,750	6,735
Texas-New Mexico Power Co						$25,596
9.50%, 04/01/2019(a)	5,650	6,203
			Home Equity Asset Backed Securities - 0.09%
TransAlta Corp			Credit Suisse First Boston Mortgage Securities
6.90%, 05/15/2018	18,985	19,458	Corp
Virginia Electric & Power Co			4.80%, 05/25/2035(c)		1,106	1,114
2.75%, 03/15/2023	4,900	4,943	Home Equity Asset Trust 2005-4
		$198,785	1.71%, 10/25/2035		2	2
Electronics - 0.59%			1 Month LIBOR + 0.71%
Fortive Corp			JP Morgan Mortgage Acquisition Corp 2005-
1.80%, 06/15/2019	3,800	3,786	OPT1
2.35%, 06/15/2021	6,700	6,662	1.91%, 06/25/2035		31	31
Honeywell International Inc			1 Month LIBOR + 0.68%
1.85%, 11/01/2021	14,400	14,234	RASC Series 2005-AHL2 Trust
		$24,682	1.59%, 10/25/2035		1,567	1,566
Engineering & Construction - 0.45%			1 Month LIBOR + 0.35%
SBA Tower Trust			RASC Series 2005-EMX2 Trust
2.88%, 07/10/2046(a)	9,600	9,528	1.75%, 07/25/2035		310	311
3.17%, 04/09/2047(a)	9,600	9,639	1 Month LIBOR + 0.51%
		$19,167	Terwin Mortgage Trust Series TMTS 2005-
Finance - Mortgage Loan/Banker - 9.75%			14	HE
Fannie Mae			4.85%, 08/25/2036(c)		486	488
1.25%, 05/06/2021	30,000	29,423	Wells Fargo Home Equity Asset-Backed
1.25%, 08/17/2021	30,000	29,278	Securities 2004-2 Trust
1.38%, 02/26/2021	29,000	28,559	2.08%, 10/25/2034		119	119
1.38%, 10/07/2021	30,000	29,402	1 Month LIBOR + 0.84%
1.50%, 02/28/2020	16,000	15,924				$3,631
1.50%, 07/30/2020	19,000	18,873	Housewares - 0.26%
1.50%, 11/30/2020	25,000	24,792	Newell Brands Inc
1.88%, 12/28/2020	9,800	9,824	2.60%, 03/29/2019		4,800	4,837
1.88%, 04/05/2022	72,000	71,530	3.85%, 04/01/2023		5,800	6,085
2.00%, 01/05/2022	31,150	31,155				$10,922
2.63%, 09/06/2024	29,250	29,859	Insurance - 6.72%
Freddie Mac			Berkshire Hathaway Finance Corp
1.13%, 08/12/2021	28,500	27,740	1.67%, 01/10/2020		14,500	14,560
1.63%, 09/29/2020	25,000	24,874	3 Month LIBOR + 0.32%
2.38%, 01/13/2022	39,000	39,559	1.70%, 03/15/2019		6,500	6,503
		$410,792	Berkshire Hathaway Inc
Food - 1.15%			2.20%, 03/15/2021		4,600	4,621
Kraft Heinz Foods Co			2.75%, 03/15/2023		5,500	5,577
1.88%, 02/10/2021	9,600	9,615	Five Corners Funding Trust
3 Month LIBOR + 0.57%			4.42%, 11/15/2023(a)		19,250	20,764
2.00%, 07/02/2018	4,731	4,737	Hartford Financial Services Group Inc/The
Mondelez International Holdings Netherlands			8.13%, 06/15/2068		31,700	32,810
BV			3 Month LIBOR + 4.60%
1.63%, 10/28/2019(a)	9,500	9,406	MassMutual Global Funding II
1.99%, 10/28/2019(a)	9,500	9,540	1.55%, 10/11/2019(a)		9,650	9,577
3 Month LIBOR + 0.61%			2.00%, 04/15/2021(a)		6,028	5,973
Tyson Foods Inc			2.10%, 08/02/2018(a)		12,995	13,041
1.76%, 08/21/2020	4,800	4,809	2.35%, 04/09/2019(a)		16,700	16,857
3 Month LIBOR + 0.45%			Metropolitan Life Global Funding I
1.77%, 05/30/2019	6,750	6,762	1.50%, 01/10/2018(a)		6,250	6,251
3 Month LIBOR + 0.45%			1.71%, 06/12/2020(a)		6,750	6,781
2.25%, 08/23/2021	3,850	3,819	3 Month LIBOR + 0.40%
		$48,688	1.75%, 12/19/2018(a)		9,600	9,589
Hand & Machine Tools - 0.34%			1.95%, 09/15/2021(a)		15,000	14,783
Stanley Black & Decker Inc			2.30%, 04/10/2019(a)		16,827	16,935
1.62%, 11/17/2018	14,400	14,360	New York Life Global Funding
			1.45%, 12/15/2017(a)		4,500	4,500
Healthcare - Products - 0.46%			1.84%, 06/10/2022(a)		24,000	24,168
Medtronic Global Holdings SCA			3 Month LIBOR + 0.52%
1.70%, 03/28/2019	14,500	14,485	1.95%, 02/11/2020(a)		9,600	9,576
			2.00%, 04/13/2021(a)		9,600	9,519

See accompanying notes.

Schedule of Investments Short-Term Income Fund October 31, 2017

Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)				Mortgage Backed Securities (continued)
New York Life Global Funding	(continued)			CSFB Mortgage-Backed Trust Series 2004-7
2.15%, 06/18/2019(a)		$12,626	$12,689	5.00%, 10/25/2019	$130	$129
Prudential Financial Inc				CSMC 2017-HL2 Trust
8.88%, 06/15/2068		36,819	38,207	3.50%, 10/25/2047(a),(c),(e)	18,500	18,778
3 Month LIBOR + 5.00%				Freddie Mac REMICS
			$283,281	1.69%, 06/15/2023	1	1
Internet - 0.68%				1 Month LIBOR + 0.45%
Amazon.com Inc				GSMSC Pass-Through Trust 2009-4R
2.40%, 02/22/2023(a)		9,500	9,447	1.69%, 12/26/2036(a)	455	454
2.60%, 12/05/2019		9,327	9,482	1 Month LIBOR + 0.45%
2.80%, 08/22/2024(a)		9,600	9,613	JP Morgan Mortgage Trust 2004-A3
				3.47%, 07/25/2034(c)	981	978
			$28,542
Machinery - Diversified - 0.50%				JP Morgan Mortgage Trust 2004-S1
John Deere Capital Corp				5.00%, 09/25/2034	590	601
1.35%, 01/16/2018		9,327	9,329	JP Morgan Mortgage Trust 2016-4
				3.50%, 10/25/2046(a),(c)	15,450	15,760
2.05%, 03/10/2020		4,650	4,658
2.65%, 01/06/2022		7,212	7,313	JP Morgan Mortgage Trust 2017-2
				3.50%, 05/25/2047(a),(c)	12,219	12,457
			$21,300
				JP Morgan Mortgage Trust 2017-4
Manufactured Housing Asset Backed Securities - 0.00%				3.50%, 11/25/2047(a),(c),(e),(f)	19,250	19,620
Conseco Finance Corp
7.70%, 09/15/2026		52	54	MASTR Alternative Loan Trust 2003-9
				6.50%, 01/25/2019	186	188

Media - 0.62%				MASTR Asset Securitization Trust 2004-11
Time Warner Cable LLC				5.00%, 12/25/2019	33	34

8.25%, 04/01/2019		9,495	10,281	MASTR Asset Securitization Trust 2004-9
				5.00%, 09/25/2019	111	112
Walt Disney Co/The
1.95%, 03/04/2020		9,500	9,516	PHH Mortgage Trust Series 2008-CIM1
				5.22%, 06/25/2038	1,706	1,672
2.30%, 02/12/2021		6,500	6,554
				1 Month LIBOR + 2.25%
			$26,351
				Prime Mortgage Trust 2005-2
Mining - 0.26%				5.25%, 07/25/2020	463	468
Glencore Finance Canada Ltd
4.25%, 10/25/2022(a)		2,000	2,115

Glencore Funding LLC				Provident Funding Mortgage Loan Trust 2005-1
4.13%, 05/30/2023(a)		8,300	8,695	1.82%, 05/25/2035	2,688	2,608
				1 Month LIBOR + 0.58%
			$10,810	RALI Series 2003-QS23 Trust
Miscellaneous Manufacturers - 0.98%				5.00%, 12/26/2018	303	303
General Electric Co				RALI Series 2004-QS3 Trust
5.50%, 01/08/2020		11,500	12,361	5.00%, 03/25/2019	194	184
Ingersoll-Rand Global Holding Co Ltd				RBSSP Resecuritization Trust 2009-7
6.88%, 08/15/2018		9,100	9,459	1.64%, 06/26/2037(a)	578	561
Siemens Financieringsmaatschappij NV				1 Month LIBOR + 0.40%
1.93%, 03/16/2022(a)		9,750	9,830
3 Month LIBOR + 0.61%				Sequoia Mortgage Trust 2013-4
				1.55%, 04/25/2043(c)	8,977	8,765
2.20%, 03/16/2020(a)		9,650	9,699
				Sequoia Mortgage Trust 2013-8
			$41,349	2.25%, 06/25/2043(c)	5,632	5,436
Mortgage Backed Securities - 3.01%				Sequoia Mortgage Trust 2017-1
Adjustable Rate Mortgage Trust 2005-5				3.50%, 02/25/2047(a),(c)	13,130	13,393
1.53%, 09/25/2035		1,867	1,866	Sequoia Mortgage Trust 2017-2
1 Month LIBOR + 0.29%				3.50%, 03/25/2047(a),(c)	6,333	6,460
Alternative Loan Trust 2004-J8				Sequoia Mortgage Trust 2017-3
0.00%, 02/23/2018(d)		48	49	3.50%, 04/25/2047(a),(c)	12,616	12,869
Banc of America Funding 2004-1 Trust				WaMu Mortgage Pass-Through Certificates
5.25%, 02/25/2019		128	132	Series 2003-S8 Trust
Banc of America Funding 2004-3 Trust				5.00%, 09/25/2018	19	19
4.75%, 09/25/2019		109	109			$126,777
BCAP LLC 2011-RR11 Trust				Oil & Gas - 1.91%
3.64%, 03/26/2035(a)		1,491	1,498
12 Month LIBOR + 1.95%				BP Capital Markets PLC
				2.75%, 05/10/2023	6,500	6,545
CHL Mortgage Pass-Through Trust 2003-46				4.75%, 03/10/2019	10,327	10,729
3.51%, 01/19/2034(c)		754	759
				Chevron Corp
CHL Mortgage Pass-Through Trust 2004-J1				1.72%, 06/24/2018	12,125	12,132
4.50%, 01/25/2019		14	14	1.80%, 03/03/2022	6,750	6,776
CHL Mortgage Pass-Through Trust 2004-J7				3 Month LIBOR + 0.48%
5.00%, 09/25/2019		196	197	2.90%, 03/03/2024	4,750	4,822
Credit Suisse First Boston Mortgage Securities				Phillips 66
Corp				2.01%, 04/15/2019(a)	4,850	4,856
5.00%, 09/25/2019		34	32	3 Month LIBOR + 0.65%
CSFB Mortgage-Backed Pass-Through				2.11%, 04/15/2020(a)	4,850	4,859
Certificates Series 2004-AR4				3 Month LIBOR + 0.75%
2.20%, 05/25/2034		272	271	Shell International Finance BV
1 Month LIBOR + 0.96%				2.13%, 05/11/2020	11,495	11,547
				2.38%, 08/21/2022	12,700	12,723

See accompanying notes.

Schedule of Investments Short-Term Income Fund October 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
Total Capital International SA			Merck & Co Inc
1.88%, 08/10/2018	$5,430	$5,451	1.10%, 01/31/2018	$8,827	$8,818
3 Month LIBOR + 0.57%					$42,009
		$80,440	Pipelines - 2.82%
Other Asset Backed Securities - 5.20%			Buckeye Partners LP
Drug Royalty II LP 2			2.65%, 11/15/2018	11,316	11,387
3.48%, 07/15/2023(a)	5,400	5,396	4.15%, 07/01/2023	11,300	11,703
Drug Royalty III LP 1			Columbia Pipeline Group Inc
3.60%, 04/15/2027(a)	4,072	4,049	2.45%, 06/01/2018	4,832	4,846
3.86%, 04/15/2027(a)	4,072	4,072	3.30%, 06/01/2020	8,528	8,736
3 Month LIBOR + 2.50%			Florida Gas Transmission Co LLC
3.98%, 04/15/2027(a)	4,601	4,604	7.90%, 05/15/2019(a)	10,271	11,102
MVW Owner Trust 2015-1			Kinder Morgan Inc/DE
2.52%, 12/20/2032(a)	11,688	11,689	2.64%, 01/15/2023	14,500	14,708
MVW Owner Trust 2016-1			3 Month LIBOR + 1.28%
2.25%, 12/20/2033(a)	6,960	6,840	TransCanada PipeLines Ltd
OneMain Financial Issuance Trust 2014-2			3.53%, 05/15/2067	23,657	21,883
2.47%, 09/18/2024(a)	1,953	1,954	3 Month LIBOR + 2.21%
OneMain Financial Issuance Trust 2015-2			Williams Partners LP / ACMP Finance Corp
2.57%, 07/18/2025(a)	11,500	11,515	4.88%, 03/15/2024	32,740	34,334
PFS Financing Corp					$118,699
1.71%, 10/15/2021(a),(e),(f)	6,800	6,800	REITs - 1.17%
1 Month LIBOR + 0.47%			Alexandria Real Estate Equities Inc
1.82%, 03/15/2021(a)	20,250	20,281	2.75%, 01/15/2020	11,990	12,080
1 Month LIBOR + 0.58%			American Tower Trust #1
1.84%, 07/15/2022(a)	19,250	19,276	1.55%, 03/15/2043(a)	11,396	11,378
1 Month LIBOR + 0.60%			Digital Realty Trust LP
1.86%, 04/15/2020(a)	9,847	9,860	3.40%, 10/01/2020	6,700	6,898
1 Month LIBOR + 0.62%			Healthcare Realty Trust Inc
1.87%, 10/15/2021(a)	5,500	5,464	5.75%, 01/15/2021	6,997	7,655
2.40%, 10/17/2022(a),(e),(f)	11,700	11,697	Hospitality Properties Trust
RAAC Series 2006-RP2 Trust			4.50%, 06/15/2023	4,800	5,078
1.49%, 02/25/2037(a)	561	559	Welltower Inc
1 Month LIBOR + 0.25%			4.95%, 01/15/2021	5,960	6,388
Securitized Asset Backed Receivables LLC					$49,477
Trust 2005-OP2			Retail - 1.61%
1.56%, 10/25/2035	2,533	2,532	Costco Wholesale Corp
1 Month LIBOR + 0.32%			2.15%, 05/18/2021	19,200	19,223
Structured Asset Investment Loan Trust 2005-			Home Depot Inc/The
4			1.80%, 06/05/2020	11,500	11,485
1.90%, 05/25/2035	818	819	2.00%, 04/01/2021	4,800	4,790
1 Month LIBOR + 0.66%			McDonald's Corp
Trafigura Securitisation Finance PLC 2017-1			2.63%, 01/15/2022	7,250	7,323
2.09%, 12/15/2020(a)	17,000	17,114
			2.75%, 12/09/2020	8,256	8,421
1 Month LIBOR + 0.85%			Wal-Mart Stores Inc
Verizon Owner Trust 2016-1			1.75%, 10/09/2019	4,900	4,899
1.42%, 01/20/2021(a)	8,500	8,458
			1.90%, 12/15/2020	11,750	11,725
Verizon Owner Trust 2016-2					$67,866
1.68%, 05/20/2021(a)	28,500	28,393
			Savings & Loans - 0.00%
Verizon Owner Trust 2017-1			Washington Mutual Bank / Henderson NV
2.06%, 09/20/2021(a)	9,500	9,515	0.00%, 01/15/2013(d),(e),(f)	1,200	—
Verizon Owner Trust 2017-2
1.92%, 12/20/2021(a)	15,000	14,979
			Semiconductors - 0.92%
Verizon Owner Trust 2017-3
2.06%, 04/20/2022(a)	13,200	13,202	Broadcom Corp / Broadcom Cayman Finance
			Ltd
		$219,068	2.38%, 01/15/2020(a)	14,400	14,480
Packaging & Containers - 0.18%			3.00%, 01/15/2022(a)	4,800	4,867
WestRock Co			QUALCOMM Inc
3.00%, 09/15/2024(a)	7,700	7,672	1.85%, 05/20/2019	9,600	9,611
			2.11%, 01/30/2023	9,750	9,812
Pharmaceuticals - 1.00%			3 Month LIBOR + 0.73%
AbbVie Inc					$38,770
1.80%, 05/14/2018	4,798	4,801	Software - 0.80%
2.30%, 05/14/2021	4,800	4,793	Microsoft Corp
2.50%, 05/14/2020	6,664	6,718	1.10%, 08/08/2019	4,750	4,701
Allergan Funding SCS			1.85%, 02/12/2020	14,600	14,605
2.35%, 03/12/2018	11,995	12,023	Oracle Corp
Mead Johnson Nutrition Co			1.90%, 09/15/2021	4,800	4,750
3.00%, 11/15/2020	4,750	4,856	2.25%, 10/08/2019	4,750	4,797
			5.75%, 04/15/2018	4,664	4,750
					$33,603

See accompanying notes.

Schedule of Investments Short-Term Income Fund October 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Student Loan Asset Backed Securities - 5.26%			Telecommunications (continued)
AccessLex Institute			AT&T Inc (continued)
2.29%, 07/01/2038	$1,438	$1,441	2.80%, 02/17/2021	$11,000	$11,158
91 Day T-Bill Rate + 1.20%			3.60%, 02/17/2023	11,000	11,390
KeyCorp Student Loan Trust 2000-A			Cisco Systems Inc
1.64%, 05/25/2029	1,660	1,651	2.20%, 02/28/2021	4,750	4,763
3 Month LIBOR + 0.32%			4.95%, 02/15/2019	9,500	9,888
Keycorp Student Loan Trust 2000-b			Crown Castle Towers LLC
1.68%, 07/25/2029	20,475	20,142	3.22%, 05/15/2022(a)	2,300	2,336
3 Month LIBOR + 0.31%			4.88%, 08/15/2040(a)	8,850	9,345
KeyCorp Student Loan Trust 2003-A			Sprint Spectrum Co LLC / Sprint Spectrum Co
1.90%, 01/25/2037	17,812	17,192	II LLC / Sprint Spectrum Co III LLC
3 Month LIBOR + 0.53%			3.36%, 03/20/2023(a)	21,750	22,065
KeyCorp Student Loan Trust 2004-A			Verizon Communications Inc
1.90%, 01/27/2042	8,596	8,598	1.86%, 05/22/2020	4,800	4,830
3 Month LIBOR + 0.53%			3 Month LIBOR + 0.55%
KeyCorp Student Loan Trust 2006-A			2.95%, 03/15/2022	9,250	9,395
1.64%, 09/27/2035	15,505	15,486			$91,951
3 Month LIBOR + 0.31%			Transportation - 0.33%
Navient Private Education Loan Trust 2014-			Ryder System Inc
CT			2.25%, 09/01/2021	4,800	4,756
1.94%, 09/16/2024(a)	8,057	8,067
1 Month LIBOR + 0.70%			2.45%, 11/15/2018	8,995	9,029
					$13,785

Navient Private Education Loan Trust 2017-			TOTAL BONDS		$4,109,790
A
1.64%, 12/16/2058(a),(e),(f)	7,800	7,800	U.S. GOVERNMENT & GOVERNMENT	Principal
1 Month LIBOR + 0.40%			AGENCY OBLIGATIONS - 1.99%	Amount (000's) Value (000's)

SLC Private Student Loan Trust 2006-A			Federal Home Loan Mortgage Corporation (FHLMC) - 0.00%
1.53%, 07/15/2036	4,413	4,413	3.11%, 09/01/2035	$61	$65
3 Month LIBOR + 0.17%			U.S. Treasury 1-Year Note + 2.25%
SLM Private Credit Student Loan Trust 2002-			3.12%, 11/01/2021	1	1
A			U.S. Treasury 1-Year Note + 2.12%
1.87%, 12/16/2030	9,712	9,654	7.00%, 12/01/2022	77	79
3 Month LIBOR + 0.55%					$145
SLM Private Credit Student Loan Trust 2004-			Federal National Mortgage Association (FNMA) - 0.02%
A			2.91%, 11/01/2032	29	31
1.72%, 06/15/2033	2,018	1,979	U.S. Treasury 1-Year Note + 2.29%
3 Month LIBOR + 0.40%			3.05%, 02/01/2037	104	110
SLM Private Credit Student Loan Trust 2004-			U.S. Treasury 1-Year Note + 2.13%
B			3.13%, 12/01/2032	51	53
1.65%, 03/15/2024	23,434	23,357	12 Month LIBOR + 1.58%
3 Month LIBOR + 0.33%			3.14%, 10/01/2035	182	191
SLM Private Credit Student Loan Trust 2005-			12 Month LIBOR + 1.46%
B			3.30%, 11/01/2022	2	1
1.59%, 12/15/2023	5,347	5,349	U.S. Treasury 1-Year Note + 2.05%
3 Month LIBOR + 0.27%			3.37%, 07/01/2034	24	25
SLM Private Credit Student Loan Trust 2006-			12 Month LIBOR + 1.64%
A			3.38%, 01/01/2035	62	65
1.51%, 12/15/2023	426	426	12 Month LIBOR + 1.75%
3 Month LIBOR + 0.19%			3.40%, 07/01/2034	123	129
1.61%, 06/15/2039	34,000	32,490	12 Month LIBOR + 1.65%
3 Month LIBOR + 0.29%			3.41%, 08/01/2034	43	45
SLM Private Credit Student Loan Trust 2006-			12 Month LIBOR + 1.63%
B			3.44%, 02/01/2035	16	17
1.52%, 12/15/2039	8,405	8,047	6 Month LIBOR + 2.07%
3 Month LIBOR + 0.20%			4.12%, 11/01/2035	5	5
SLM Private Education Loan Trust 2013-A			Monthly Cost of Funds 11 + 1.27%
1.77%, 05/17/2027(a)	7,423	7,420	5.60%, 04/01/2019	1	1
SLM Private Education Loan Trust 2013-B			Monthly Cost of Funds 11 + 1.25%
1.85%, 06/17/2030(a)	10,890	10,885	7.50%, 10/01/2029	3	3
SMB Private Education Loan Trust 2016-C			8.00%, 05/01/2027	2	2
1.79%, 11/15/2023(a)	12,134	12,159	10.00%, 05/01/2022	1	1
1 Month LIBOR + 0.55%					$679
SMB Private Education Loan Trust 2017-A			Government National Mortgage Association (GNMA) - 0.00%
1.69%, 06/17/2024(a)	10,310	10,328	9.00%, 04/20/2025	1	1
1 Month LIBOR + 0.45%			10.00%, 01/15/2019	5	5
SMB Private Education Loan Trust 2017-B					$6
1.51%, 06/17/2024(a),(e),(g)	15,000	15,000	U.S. Treasury - 1.97%
1 Month LIBOR + 0.27%			1.38%, 09/15/2020	29,000	28,729
		$221,884	1.88%, 07/31/2022	19,000	18,890
Telecommunications - 2.18%			1.88%, 08/31/2022	29,000	28,820
AT&T Inc
2.20%, 02/14/2023	6,750	6,781
3 Month LIBOR + 0.89%

See accompanying notes.

		Schedule of Investments
		Short-Term Income Fund
		October 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
U.S. Treasury (continued)
1.88%, 09/30/2022	$6,750	$6,706
		$83,145
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$83,975
Total Investments		$4,213,077
Other Assets and Liabilities - 0.04%		$1,891
TOTAL NET ASSETS - 100.00%		$4,214,968

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,068,404 or 25.35% of net assets.
(b)	Security is an Interest Only Strip
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(d)	Non-Income Producing Security
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $79,695 or 1.89% of net assets.
(f)	The value of these investments was determined using significant unobservable inputs.
(g)	Security purchased on a when-issued basis.

Portfolio Summary (unaudited)

Sector	Percent
Financial	29.40%
Asset Backed Securities	20.67%
Government	11.72%
Consumer, Non-cyclical	6.45%
Industrial	4.83%
Energy	4.73%
Utilities	4.72%
Consumer, Cyclical	4.35%
Mortgage Securities	4.26%
Communications	3.48%
Technology	3.20%
Basic Materials	1.69%
Investment Companies	0.46%
Other Assets and Liabilities	0.04%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments SmallCap Fund October 31, 2017

COMMON STOCKS - 98.91%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 1.12%			Electric - 2.36%
Esterline Technologies Corp (a)	73,730	$6,993	Avista Corp	149,560	$7,813
			Portland General Electric Co	145,940	6,967
Automobile Parts & Equipment - 1.98%					$14,780
Tenneco Inc	53,670	3,119	Electrical Components & Equipment - 1.41%
Visteon Corp (a)	73,730	9,293	Advanced Energy Industries Inc (a)	104,110	8,820
		$12,412
Banks - 10.77%			Electronics - 4.92%
Cathay General Bancorp	194,180	8,117	II-VI Inc (a)	167,060	7,551
CenterState Bank Corp	208,000	5,541	Itron Inc (a)	56,580	4,422
Central Pacific Financial Corp	178,180	5,545	SYNNEX Corp	70,150	9,462
First Busey Corp	43,430	1,352	Vishay Intertechnology Inc	421,170	9,371
First Merchants Corp	81,740	3,515			$30,806
First of Long Island Corp/The	44,086	1,391	Engineering & Construction - 1.76%
Fulton Financial Corp	366,070	6,662	MasTec Inc (a)	172,530	7,514
Guaranty Bancorp	77,370	2,201	Tutor Perini Corp (a)	123,990	3,496
Old National Bancorp/IN	416,050	7,572			$11,010
Sandy Spring Bancorp Inc	44,130	1,783	Entertainment - 2.93%
Umpqua Holdings Corp	301,550	6,170	Eldorado Resorts Inc (a)	320,620	8,240
Union Bankshares Corp	73,270	2,529	Red Rock Resorts Inc	75,810	1,867
United Community Banks Inc/GA	247,430	6,784	Vail Resorts Inc	36,140	8,277
Valley National Bancorp	721,670	8,299			$18,384
		$67,461	Environmental Control - 2.34%
Biotechnology - 2.48%			AquaVenture Holdings Ltd (a)	52,260	636
Acceleron Pharma Inc (a)	34,440	1,343	Casella Waste Systems Inc (a)	153,650	2,836
Aratana Therapeutics Inc (a)	141,398	810	Energy Recovery Inc (a)	154,260	1,189
Bellicum Pharmaceuticals Inc (a)	25,000	236	MSA Safety Inc	51,470	4,092
Bluebird Bio Inc (a)	19,970	2,778	Tetra Tech Inc	120,140	5,917
Cytokinetics Inc (a)	18,428	252			$14,670
DNIB Unwind Inc - Warrants (a),(b),(c)	17,472	—
			Food - 0.63%
Epizyme Inc (a)	29,290	489	Darling Ingredients Inc (a)	215,862	3,939
Exact Sciences Corp (a)	35,060	1,928
FibroGen Inc (a)	32,570	1,819
			Gas - 1.28%
Insmed Inc (a)	70,450	1,903	Southwest Gas Holdings Inc	97,000	7,992
MacroGenics Inc (a)	40,550	802
Seattle Genetics Inc (a)	17,260	1,058	Hand & Machine Tools - 0.77%
Spark Therapeutics Inc (a)	13,858	1,121	Regal Beloit Corp	59,580	4,835
Ultragenyx Pharmaceutical Inc (a)	21,270	980
		$15,519	Healthcare - Products - 1.59%
Building Materials - 1.09%			K2M Group Holdings Inc (a)	131,200	2,583
Ply Gem Holdings Inc (a)	96,810	1,636	Nevro Corp (a)	70,620	6,185
US Concrete Inc (a)	66,292	5,184	STAAR Surgical Co (a)	88,440	1,172
		$6,820			$9,940
Chemicals - 2.03%			Healthcare - Services - 1.73%
Huntsman Corp	117,770	3,771	HealthSouth Corp	192,940	8,902
KMG Chemicals Inc	60,640	3,343	Natera Inc (a)	66,570	732
Univar Inc (a)	189,130	5,627	Teladoc Inc (a)	36,340	1,201
		$12,741			$10,835
Commercial Services - 8.55%			Home Builders - 1.34%
AMN Healthcare Services Inc (a)	183,550	8,058	Installed Building Products Inc (a)	90,681	6,321
Brink's Co/The	105,710	8,045	Taylor Morrison Home Corp (a)	87,130	2,104
INC Research Holdings Inc (a)	126,030	7,203			$8,425
Insperity Inc	76,440	7,254	Insurance - 3.60%
K12 Inc (a)	111,970	1,816	American Financial Group Inc/OH	63,850	6,735
Korn/Ferry International	70,100	2,932	Argo Group International Holdings Ltd	67,159	4,228
Live Nation Entertainment Inc (a)	115,925	5,075	Athene Holding Ltd (a)	93,360	4,867
Medifast Inc	19,590	1,222	First American Financial Corp	5,890	320
On Assignment Inc (a)	130,060	7,962	MGIC Investment Corp (a)	448,583	6,415
SP Plus Corp (a)	102,960	3,990
					$22,565
		$53,557	Internet - 1.69%
Computers - 3.01%			Carvana Co (a)	206,530	2,929
CACI International Inc (a)	63,230	9,089	GoDaddy Inc (a)	156,400	7,304
ExlService Holdings Inc (a)	102,700	6,411	Okta Inc (a)	12,501	361
Sykes Enterprises Inc (a)	116,490	3,371
					$10,594
		$18,871	Iron & Steel - 0.84%
Consumer Products - 0.64%			Reliance Steel & Aluminum Co	33,080	2,542
Central Garden & Pet Co - A Shares (a)	109,230	4,032	Steel Dynamics Inc	72,660	2,704
					$5,246
Diversified Financial Services - 2.44%			Leisure Products & Services - 0.94%
BGC Partners Inc	333,530	5,059	Planet Fitness Inc	221,010	5,888
Houlihan Lokey Inc	76,620	3,190
Moelis & Co	112,090	4,792	Lodging - 1.20%
Piper Jaffray Cos	30,380	2,221	Extended Stay America Inc	379,050	7,513
		$15,262

See accompanying notes.

Schedule of Investments SmallCap Fund October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Machinery - Construction & Mining - 1.41%			Telecommunications (continued)
Oshkosh Corp	96,850	$8,868	Plantronics Inc	126,420	$5,735
			Switch Inc (a)	35,969	688
Miscellaneous Manufacturers - 1.87%					$13,646
Hillenbrand Inc	105,040	4,154	TOTAL COMMON STOCKS		$619,628
Trinseo SA	106,281	7,546	INVESTMENT COMPANIES - 1.19%	Shares Held	Value (000's)
		$11,700	Money Market Funds - 1.19%
Oil & Gas - 2.97%			Goldman Sachs Financial Square Funds -	7,484,414	7,485
Carrizo Oil & Gas Inc (a)	167,300	2,959
			Government Fund
Delek US Holdings Inc	123,350	3,213
Murphy USA Inc (a)	77,980	5,799
			TOTAL INVESTMENT COMPANIES		$7,485
Oasis Petroleum Inc (a)	213,460	2,017
Resolute Energy Corp (a)	70,990	2,132	Total Investments		$627,113
Ring Energy Inc (a)	192,870	2,471	Other Assets and Liabilities - (0.10)%		$(653)
			TOTAL NET ASSETS - 100.00%		$626,460
		$18,591
Oil & Gas Services - 1.19%
Mammoth Energy Services Inc (a)	155,890	3,076	(a) Non-Income Producing Security
NCS Multistage Holdings Inc (a)	87,680	1,910	(b)	The value of these investments was determined using significant
Pioneer Energy Services Corp (a)	257,170	488	unobservable inputs.
Select Energy Services Inc (a)	120,590	1,963	(c)		Fair value of these investments is determined in good faith by the Manager
		$7,437	under procedures established and periodically reviewed by the Board of
Packaging & Containers - 0.69%			Directors. Certain inputs used in the valuation may be unobservable;
Graphic Packaging Holding Co	279,440	4,329	however, each security is evaluated individually for purposes of ASC 820
			which results in not all securities being identified as Level 3 of the fair
Pharmaceuticals - 4.34%			value hierarchy. At the end of the period, the fair value of these securities
Array BioPharma Inc (a)	129,570	1,354	totaled $0 or 0.00% of net assets.
Clovis Oncology Inc (a)	13,180	993
DexCom Inc (a)	9,010	405
Horizon Pharma Plc (a)	109,740	1,488
Nektar Therapeutics (a)	78,900	1,901	Portfolio Summary (unaudited)
Neurocrine Biosciences Inc (a)	17,630	1,095	Sector		Percent
Portola Pharmaceuticals Inc (a)	17,760	877	Financial		24.51%
PRA Health Sciences Inc (a)	111,250	9,059	Consumer, Non-cyclical		19.96%
Prestige Brands Holdings Inc (a)	151,400	7,101	Industrial		17.38%
ProQR Therapeutics NV (a)	28,625	109	Consumer, Cyclical		11.28%
Revance Therapeutics Inc (a)	28,083	730	Technology		11.24%
TESARO Inc (a)	7,750	897	Energy		4.16%
Vanda Pharmaceuticals Inc (a)	76,225	1,197	Communications		3.87%
		$27,206	Utilities		3.64%
REITs - 7.70%			Basic Materials		2.87%
American Homes 4 Rent	242,350	5,157	Investment Companies		1.19%
Brandywine Realty Trust	399,280	6,983	Other Assets and Liabilities		(0.10)%
CoreSite Realty Corp	49,730	5,508	TOTAL NET ASSETS		100.00%
First Industrial Realty Trust Inc	287,040	8,864
Monmouth Real Estate Investment Corp	109,390	1,864
Potlatch Corp	66,980	3,469
Preferred Apartment Communities Inc	162,880	3,233
Summit Hotel Properties Inc	414,740	6,557
Tier REIT Inc	71,230	1,394
Two Harbors Investment Corp	529,040	5,185
		$48,214
Retail - 2.89%
Caleres Inc	261,340	7,142
GMS Inc (a)	171,880	5,853
Ruth's Hospitality Group Inc	147,930	3,121
World Fuel Services Corp	72,440	2,014
		$18,130
Semiconductors - 1.72%
Entegris Inc	329,370	10,787

Software - 6.51%
Allscripts Healthcare Solutions Inc (a)	88,130	1,188
Alteryx Inc (a)	40,470	914
Apptio Inc (a)	94,164	2,284
Aspen Technology Inc (a)	154,510	9,969
Atlassian Corp PLC (a)	98,020	4,741
Blackbaud Inc	104,910	10,627
Manhattan Associates Inc (a)	86,000	3,600
MongoDB Inc (a)	40,910	1,247
Take-Two Interactive Software Inc (a)	56,390	6,240
		$40,810
Telecommunications - 2.18%
Gigamon Inc (a)	73,280	2,821
NETGEAR Inc (a)	94,360	4,402

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS - 95.31%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.01%			Automobile Parts & Equipment (continued)
Clear Channel Outdoor Holdings Inc	5,399	$21	Strattec Security Corp	3,938	$182
EVINE Live Inc (a)	5,584	6	Superior Industries International Inc	32,942	512
Harte-Hanks Inc (a)	32,009	33	Titan International Inc	43,491	423
MDC Partners Inc (a)	5,537	64	Tower International Inc	2,811	85
		$124			$11,513
Aerospace & Defense - 1.05%			Banks - 12.90%
AAR Corp	32,794	1,276	1st Constitution Bancorp	1,457	26
Aerovironment Inc (a)	3,748	192	1st Source Corp	27,577	1,415
Arotech Corp (a)	18,086	72	Access National Corp	2,909	85
CPI Aerostructures Inc (a)	13,571	127	ACNB Corp	929	26
Cubic Corp	13,868	756	Allegiance Bancshares Inc (a)	486	19
Curtiss-Wright Corp	36,449	4,311	American National Bankshares Inc	2,484	97
Ducommun Inc (a)	10,267	339	American River Bankshares	6,194	94
Esterline Technologies Corp (a)	28,726	2,724	Ameris Bancorp	898	43
Kaman Corp	2,638	148	AmeriServ Financial Inc	24,724	101
KLX Inc (a)	34,937	1,916	Ames National Corp	1,347	40
Kratos Defense & Security Solutions Inc (a)	4,531	54	Arrow Financial Corp	5,512	195
Moog Inc (a)	8,139	714	Associated Banc-Corp	94,189	2,383
National Presto Industries Inc	1,302	153	Atlantic Capital Bancshares Inc (a)	7,479	123
SIFCO Industries Inc (a)	610	4	BancFirst Corp	3,540	193
Triumph Group Inc	5,087	158	Bancorp Inc/The (a)	64,481	542
		$12,944	BancorpSouth Bank	39,712	1,255
Agriculture - 0.29%			Bank of Commerce Holdings	3,930	48
Alico Inc	449	15	Bank of Florida Corp (a),(b),(c)	6,269	—
Alliance One International Inc (a)	7,433	80	Bank of Marin Bancorp	898	61
Andersons Inc/The	26,134	979	Bank of NT Butterfield & Son Ltd/The	4,975	186
Cadiz Inc (a)	2,750	36	Bankwell Financial Group Inc	845	31
Limoneira Co	1,204	28	Banner Corp	23,620	1,354
Tejon Ranch Co (a)	6,412	121	Bar Harbor Bankshares	2,044	62
Tejon Ranch Co - Rights (a),(c)	1,966	1	BCB Bancorp Inc	3,139	44
Universal Corp/VA	38,432	2,203	Blue Hills Bancorp Inc	15,792	342
Vector Group Ltd	5,521	115	Boston Private Financial Holdings Inc	62,083	987
		$3,578	Bridge Bancorp Inc	2,537	90
Airlines - 0.39%			Bryn Mawr Bank Corp	7,414	325
			Byline Bancorp Inc (a)	1,089	22
Copa Holdings SA	1,829	225
Hawaiian Holdings Inc	15,702	526	C&F Financial Corp	541	31
			Cadence BanCorp (a)	1,411	34
SkyWest Inc	86,659	4,082
		$4,833	Camden National Corp	2,566	111
Apparel - 0.37%			Capital Bank Financial Corp	3,017	122
Columbia Sportswear Co	1,958	122	Capital City Bank Group Inc	14,737	364
Crocs Inc (a)	3,416	35	Carolina Financial Corp	2,563	95
Deckers Outdoor Corp (a)	23,847	1,627	Cathay General Bancorp	38,394	1,605
Delta Apparel Inc (a)	7,940	166	CenterState Bank Corp	9,802	261
Iconix Brand Group Inc (a)	26,765	44	Central Pacific Financial Corp	15,426	480
Lakeland Industries Inc (a)	10,406	165	Central Valley Community Bancorp	2,490	50
Oxford Industries Inc	1,821	118	Century Bancorp Inc/MA	1,449	124
Perry Ellis International Inc (a)	20,389	475	Chemical Financial Corp	215,725	11,366
Rocky Brands Inc	8,535	156	Chemung Financial Corp	568	27
Sequential Brands Group Inc (a)	17,152	45	Citizens & Northern Corp	7,087	174
Superior Uniform Group Inc	8,321	195	Citizens First Corp	300	7
Unifi Inc (a)	20,097	765	City Holding Co	2,800	197
Weyco Group Inc	1,809	49	Civista Bancshares Inc	2,190	50
Wolverine World Wide Inc	22,603	617	CNB Financial Corp/PA	2,698	77
		$4,579	CoBiz Financial Inc	3,555	73
			Codorus Valley Bancorp Inc	2,035	64
Automobile Manufacturers - 0.23%
Blue Bird Corp (a)	773	16	Colony Bankcorp Inc	706	10
Navistar International Corp (a)	4,865	206	Columbia Banking System Inc	6,064	264
REV Group Inc	89,025	2,297	Commerce Union Bancshares Inc	1,051	25
Wabash National Corp	15,990	359	Community Bank System Inc	17,715	980
			Community Financial Corp/The	656	24
		$2,878
			Community Trust Bancorp Inc	69,357	3,350
Automobile Parts & Equipment - 0.93%			Community West Bancshares	1,308	14
American Axle & Manufacturing Holdings Inc	97,890	1,742
(a)			ConnectOne Bancorp Inc	18,192	489
			County Bancorp Inc	694	23
Cooper Tire & Rubber Co	8,516	280	Customers Bancorp Inc (a)	40,645	1,111
Cooper-Standard Holdings Inc (a)	13,302	1,483
			CVB Financial Corp	10,848	259
Dana Inc	11,342	346
Gentherm Inc (a)	816	27	DNB Financial Corp	507	17
			Eagle Bancorp Inc (a)	1,336	89
Meritor Inc (a)	131,292	3,415
			Enterprise Bancorp Inc/MA	1,422	51
Miller Industries Inc/TN	17,583	497
Modine Manufacturing Co (a)	43,734	920	Enterprise Financial Services Corp	2,337	102
			Equity Bancshares Inc (a)	959	33
Motorcar Parts of America Inc (a)	2,696	78
			Evans Bancorp Inc	1,132	49
Spartan Motors Inc	50,701	818
			Farmers & Merchants Bancorp Inc/Archbold	1,271	47
Standard Motor Products Inc	16,123	705	OH

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks (continued)				Banks (continued)
Farmers Capital Bank Corp	6,063	$253		National Commerce Corp (a)	965	$39
Farmers National Banc Corp	3,755	54		NBT Bancorp Inc	13,501	515
FCB Financial Holdings Inc (a)	17,442	814		Nicolet Bankshares Inc (a)	1,281	73
Fidelity Southern Corp	6,456	141		Northeast Bancorp	2,608	67
Financial Institutions Inc	16,044	526		Northrim BanCorp Inc	11,834	385
First Bancorp Inc/ME	1,446	45		Norwood Financial Corp	893	27
First BanCorp/Puerto Rico (a)	365,466	1,882		OFG Bancorp	92,213	821
First Bancorp/Southern Pines NC	10,640	390		Ohio Valley Banc Corp	621	22
First Bancshares Inc/The	1,287	41		Old Line Bancshares Inc	1,967	60
First Busey Corp	16,203	504		Old National Bancorp/IN	119,962	2,183
First Business Financial Services Inc	7,637	170		Old Point Financial Corp	535	17
First Citizens BancShares Inc/NC	1,503	608		Old Second Bancorp Inc	15,046	207
First Commonwealth Financial Corp	89,405	1,302		Opus Bank (a)	24,249	628
First Community Bancshares Inc/VA	20,351	608		Orrstown Financial Services Inc	2,057	52
First Connecticut Bancorp Inc/Farmington CT	8,056	212		Pacific Continental Corp	620	17
First Financial Bancorp	458,459	12,516		PacWest Bancorp	1,918	93
First Financial Bankshares Inc	2,313	106		Park National Corp	1,392	153
First Financial Corp/IN	8,588	408		Park Sterling Corp	37,957	477
First Foundation Inc (a)	2,883	53		Parke Bancorp Inc	981	21
First Guaranty Bancshares Inc	689	18		Patriot National Bancorp Inc	212	4
First Internet Bancorp	5,844	220		PCSB Financial Corp (a)	2,496	47
First Interstate BancSystem Inc	12,430	488		Peapack Gladstone Financial Corp	5,607	195
First Merchants Corp	288,325	12,398		Penns Woods Bancorp Inc	723	35
First Mid-Illinois Bancshares Inc	1,861	72		Peoples Bancorp Inc/OH	16,545	548
First Midwest Bancorp Inc/IL	52,612	1,215		Peoples Bancorp of North Carolina Inc	1,797	61
First Northwest Bancorp (a)	2,307	39		Peoples Financial Services Corp	996	45
First of Long Island Corp/The	1,970	62		People's Utah Bancorp	1,760	55
First United Corp (a)	1,675	29		Pinnacle Financial Partners Inc	135,429	8,965
FNB Bancorp/CA	866	30		Popular Inc	16,865	619
FNB Corp/PA	23,724	320		Preferred Bank/Los Angeles CA	1,530	94
Franklin Financial Network Inc (a)	1,303	45		Premier Financial Bancorp Inc	10,873	225
Fulton Financial Corp	184,908	3,366		Prosperity Bancshares Inc	42,233	2,778
German American Bancorp Inc	5,625	202		Provident Bancorp Inc (a)	662	16
Glacier Bancorp Inc	11,808	448		QCR Holdings Inc	1,752	84
Great Southern Bancorp Inc	1,796	96		RBB Bancorp	732	18
Great Western Bancorp Inc	19,363	785		Renasant Corp	29,610	1,226
Green Bancorp Inc (a)	2,391	53		Republic Bancorp Inc/KY	10,000	393
Guaranty Bancorp	2,740	78		S&T Bancorp Inc	28,580	1,169
Guaranty Federal Bancshares Inc	541	11		Sandy Spring Bancorp Inc	29,909	1,209
Hancock Holding Co	60,751	2,962		SB Financial Group Inc	2,685	47
Hanmi Financial Corp	3,765	116		Seacoast Banking Corp of Florida (a)	24,354	604
HarborOne Bancorp Inc (a)	979	19		Select Bancorp Inc (a)	2,142	25
Hawthorn Bancshares Inc	1,820	36		Shore Bancshares Inc	4,632	77
Heartland Financial USA Inc	4,579	226		Sierra Bancorp	21,700	575
Heritage Commerce Corp	7,515	116		Simmons First National Corp	11,021	636
Heritage Financial Corp/WA	15,544	474		SmartFinancial Inc (a)	1,160	27
Hilltop Holdings Inc	55,459	1,307		South State Corp	3,009	271
Home BancShares Inc/AR	3,166	71		Southern First Bancshares Inc (a)	1,041	40
HomeStreet Inc (a)	33,404	970		Southern National Bancorp of Virginia Inc	11,959	195
Hope Bancorp Inc	41,918	774		Southside Bancshares Inc	2,885	102
Howard Bancorp Inc (a)	1,107	23		State Bank Financial Corp	3,907	113
IBERIABANK Corp	35,157	2,593		Stock Yards Bancorp Inc	2,264	85
Independent Bank Corp/MI	14,881	335		Summit Financial Group Inc	1,544	42
Independent Bank Corp/Rockland MA	2,772	200		Summit State Bank	1,005	13
Independent Bank Group Inc	2,911	183		Sun Bancorp Inc/NJ	385	10
International Bancshares Corp	70,781	2,873		Sunshine Bancorp Inc (a)	1,008	24
Investar Holding Corp	791	18		Sussex Bancorp	1,215	31
Kearny Financial Corp/MD	84,051	1,265		TCF Financial Corp	73,540	1,340
Lakeland Bancorp Inc	15,869	326		Texas Capital Bancshares Inc (a)	1,209	104
Lakeland Financial Corp	126,582	6,111		TierOne Corp (a),(b),(c)	2,447	—
LCNB Corp	1,428	29		Tompkins Financial Corp	2,956	257
LegacyTexas Financial Group Inc	16,039	640		Towne Bank/Portsmouth VA	5,878	197
Macatawa Bank Corp	4,030	40		TriCo Bancshares	6,603	273
MainSource Financial Group Inc	21,554	812		TriState Capital Holdings Inc (a)	6,850	155
MB Financial Inc	49,758	2,286		Triumph Bancorp Inc (a)	2,477	77
MBT Financial Corp	17,704	187		TrustCo Bank Corp NY	19,355	178
Mercantile Bank Corp	12,365	447		Trustmark Corp	47,110	1,552
Mid Penn Bancorp Inc	119	4		Two River Bancorp	1,264	25
Middlefield Banc Corp	449	20		UMB Financial Corp	4,733	348
Midland States Bancorp Inc	2,093	68		Umpqua Holdings Corp	51,626	1,056
MidSouth Bancorp Inc	4,973	65		Union Bankshares Corp	321,152	11,084
MidWestOne Financial Group Inc	5,663	199		Union Bankshares Inc/Morrisville VT	97	5
National Bank Holdings Corp	17,032	559		United Bancshares Inc/OH	900	21
National Bankshares Inc	956	42		United Bankshares Inc/WV	10,432	375

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Banks (continued)			Biotechnology (continued)
United Community Banks Inc/GA	252,733	$6,930	PDL BioPharma Inc (a)	162,254	$481
United Security Bancshares/Fresno CA	4,198	39	Pfenex Inc (a)	7,220	23
Unity Bancorp Inc	1,520	30	Prothena Corp PLC (a)	1,137	66
Univest Corp of Pennsylvania	12,402	363	PTC Therapeutics Inc (a)	1,032	19
Valley National Bancorp	164,998	1,897	REGENXBIO Inc (a)	2,607	78
Walker & Dunlop Inc (a)	1,893	104	Retrophin Inc (a)	16,025	399
Washington Trust Bancorp Inc	9,710	539	RTI Surgical Inc (a)	27,766	125
WashingtonFirst Bankshares Inc	1,461	51	Spectrum Pharmaceuticals Inc (a)	11,459	225
Webster Financial Corp	4,428	244	Stemline Therapeutics Inc (a)	2,434	33
WesBanco Inc	36,870	1,490	Syndax Pharmaceuticals Inc (a)	2,268	25
West Bancorporation Inc	1,866	46	Tocagen Inc (a)	145	2
Westamerica Bancorporation	2,652	154			$5,031
Western New England Bancorp Inc	25,127	265	Building Materials - 2.16%
Wintrust Financial Corp	52,794	4,291	American Woodmark Corp (a)	47,775	4,615
Xenith Bankshares Inc (a)	1,920	61	Armstrong Flooring Inc (a)	39,795	589
		$159,553	Boise Cascade Co (a)	21,722	771
Beverages - 0.01%			Broadwind Energy Inc (a)	16,192	45
Craft Brew Alliance Inc (a)	1,117	20	Caesarstone Ltd (a)	1,277	36
Farmer Brothers Co (a)	1,227	42	Continental Materials Corp (a)	657	13
MGP Ingredients Inc	158	11	Cree Inc (a)	76,534	2,732
		$73	Gibraltar Industries Inc (a)	31,798	1,057
Biotechnology - 0.41%			Griffon Corp	37,659	849
Abeona Therapeutics Inc (a)	3,186	57	Louisiana-Pacific Corp (a)	28,073	763
Acceleron Pharma Inc (a)	730	28	LSI Industries Inc	33,619	234
Achillion Pharmaceuticals Inc (a)	15,396	62	Masonite International Corp (a)	45,250	3,036
Acorda Therapeutics Inc (a)	9,068	241	Quanex Building Products Corp	24,686	542
Advaxis Inc (a)	489	2	Simpson Manufacturing Co Inc	70,510	3,930
Agenus Inc (a)	1,590	6	Summit Materials Inc (a)	178,100	5,592
Aileron Therapeutics Inc (a)	175	2	Universal Forest Products Inc	16,543	1,867
Alder Biopharmaceuticals Inc (a)	7,050	79			$26,671
AMAG Pharmaceuticals Inc (a)	23,882	375	Chemicals - 1.52%
Applied Genetic Technologies Corp/DE (a)	23,578	80	Aceto Corp	36,706	370
Ardelyx Inc (a)	4,394	24	AdvanSix Inc (a)	11,999	555
Atara Biotherapeutics Inc (a)	3,352	48	AgroFresh Solutions Inc (a)	5,832	34
Athersys Inc (a)	735	1	American Vanguard Corp	53,875	1,213
Audentes Therapeutics Inc (a)	199	5	Calgon Carbon Corp	12,523	272
Bellicum Pharmaceuticals Inc (a)	1,108	10	CSW Industrials Inc (a)	6,735	331
BioCryst Pharmaceuticals Inc (a)	1,515	7	GCP Applied Technologies Inc (a)	7,510	220
Biohaven Pharmaceutical Holding Co Ltd (a)	173	5	Hawkins Inc	1,130	43
BioTime Inc (a)	9,959	24	HB Fuller Co	2,017	115
Bluebird Bio Inc (a)	3,697	514	Innophos Holdings Inc	9,953	487
Calyxt Inc (a)	279	6	Innospec Inc	12,651	782
Cascadian Therapeutics Inc (a)	4,509	21	Intrepid Potash Inc (a)	13,731	55
Celldex Therapeutics Inc (a)	15,923	39	Koppers Holdings Inc (a)	6,910	335
Corvus Pharmaceuticals Inc (a)	1,108	15	Kraton Corp (a)	31,805	1,559
Dermira Inc (a)	689	18	Kronos Worldwide Inc	4,635	122
Dynavax Technologies Corp (a)	7,484	165	Landec Corp (a)	24,013	318
Editas Medicine Inc (a)	1,263	31	Minerals Technologies Inc	86,763	6,238
Emergent BioSolutions Inc (a)	14,742	605	Oil-Dri Corp of America	744	31
Enzo Biochem Inc (a)	541	5	OMNOVA Solutions Inc (a)	2,404	27
Epizyme Inc (a)	1,435	24	Platform Specialty Products Corp (a)	59,312	635
Fate Therapeutics Inc (a)	3,737	18	Rayonier Advanced Materials Inc	2,469	35
Five Prime Therapeutics Inc (a)	3,629	163	Sensient Technologies Corp	2,411	183
Genocea Biosciences Inc (a)	722	1	Stepan Co	3,646	291
Harvard Bioscience Inc (a)	7,272	24	Tronox Ltd	170,089	4,502
Idera Pharmaceuticals Inc (a)	1,268	2	Valhi Inc	4,784	21
Immunomedics Inc (a)	8,394	90			$18,774
Insmed Inc (a)	1,418	38	Coal - 0.29%
Intellia Therapeutics Inc (a)	1,866	58	Arch Coal Inc	3,392	259
Iovance Biotherapeutics Inc (a)	6,474	50	Cloud Peak Energy Inc (a)	76,636	326
Karyopharm Therapeutics Inc (a)	3,482	36	CONSOL Energy Inc	57,101	921
MacroGenics Inc (a)	3,231	64	Hallador Energy Co	27,012	140
Medicines Co/The (a)	565	16	NACCO Industries Inc	5,014	208
MEI Pharma Inc (a)	7,689	20	Peabody Energy Corp (a)	19,526	603
Merrimack Pharmaceuticals Inc	550	6	SunCoke Energy Inc (a)	70,951	787
Momenta Pharmaceuticals Inc (a)	7,403	104	Warrior Met Coal Inc	11,183	291
Myriad Genetics Inc (a)	8,577	294			$3,535
NantKwest Inc (a)	4,019	19
			Commercial Services - 5.37%
Novavax Inc (a)	22,781	25	Aaron's Inc	79,850	2,939
Novelion Therapeutics Inc (a)	1,991	9
			ABM Industries Inc	162,029	6,801
Nymox Pharmaceutical Corp (a)	2,157	8	Acacia Research Corp (a)	18,848	85
Otonomy Inc (a)	3,709	11	Adtalem Global Education Inc (a)	55,411	2,047
			American Public Education Inc (a)	25,745	515

See accompanying notes.

Schedule of Investments SmallCap Value Fund II

October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Commercial Services (continued)				Computers (continued)
AMN Healthcare Services Inc (a)	119,875	$5,263		KeyW Holding Corp/The (a)	2,084	$16
ARC Document Solutions Inc (a)	22,063	97		Maxwell Technologies Inc (a)	5,269	25
Ascent Capital Group Inc (a)	13,177	148		Mercury Systems Inc (a)	379	19
AstroNova Inc	9,156	114		MTS Systems Corp	1,725	90
Avalon Holdings Corp (a)	3,917	8		NCR Corp (a)	97,875	3,141
B. Riley Financial Inc	3,006	50		NetScout Systems Inc (a)	54,279	1,542
Booz Allen Hamilton Holding Corp	168,725	6,376		PAR Technology Corp (a)	10,431	114
Bridgepoint Education Inc (a)	17,507	170		Presidio Inc (a)	190,062	2,813
Brink's Co/The	83,900	6,385		Quantum Corp (a)	3,397	18
CAI International Inc (a)	42,616	1,578		Radisys Corp (a)	4,551	6
Cambium Learning Group Inc (a)	2,403	15		SecureWorks Corp (a)	1,000	10
Capella Education Co	62	5		Silver Spring Networks Inc (a)	4,575	74
Career Education Corp (a)	17,996	192		StarTek Inc (a)	5,840	70
Carriage Services Inc	8,829	228		Stratasys Ltd (a)	40,293	907
CBIZ Inc (a)	56,598	959		Super Micro Computer Inc (a)	38,235	760
Civeo Corp (a)	69,733	146		Sykes Enterprises Inc (a)	57,335	1,659
CRA International Inc	16,718	706		Unisys Corp (a)	2,344	21
Cross Country Healthcare Inc (a)	23,236	318		VeriFone Systems Inc (a)	10,633	203
Edgewater Technology Inc (a)	10,657	69		Virtusa Corp (a)	101,421	3,870
Emerald Expositions Events Inc	2,150	50		Xplore Technologies Corp (a)	3,063	10
Ennis Inc	92,851	1,871				$31,287
EVERTEC Inc	7,094	106		Consumer Products - 0.33%
Franklin Covey Co (a)	1,895	37		ACCO Brands Corp (a)	105,759	1,380
FTI Consulting Inc (a)	40,759	1,742		Acme United Corp	1,796	40
Graham Holdings Co	1,614	898		Central Garden & Pet Co (a)	8,406	321
Great Lakes Dredge & Dock Corp (a)	59,633	304		Central Garden & Pet Co - A Shares (a)	38,874	1,435
Heidrick & Struggles International Inc	18,371	456		CSS Industries Inc	11,615	348
Hertz Global Holdings Inc (a)	59,002	1,468		Helen of Troy Ltd (a)	6,402	595
HMS Holdings Corp (a)	1,139	22				$4,119
Hudson Global Inc (a)	611	1
				Cosmetics & Personal Care - 0.01%
Huron Consulting Group Inc (a)	16,252	595		CCA Industries Inc (a)	500	2
ICF International Inc (a)	21,690	1,165
				Inter Parfums Inc	1,918	89
Insperity Inc	62,225	5,905		Revlon Inc (a)	1,166	26
K12 Inc (a)	46,408	753
						$117
KAR Auction Services Inc	120,850	5,720		Distribution & Wholesale - 0.89%
Kelly Services Inc	38,205	1,006		ADDvantage Technologies Group Inc (a)	3,841	6
Korn/Ferry International	54,142	2,265		Anixter International Inc (a)	20,341	1,398
Laureate Education Inc (a)	5,020	67		Beacon Roofing Supply Inc (a)	18,921	1,048
Liberty Tax Inc	1,290	17		Essendant Inc	37,945	367
LSC Communications Inc	24,044	389		Fossil Group Inc (a)	34,438	272
McGrath RentCorp	18,140	810		G-III Apparel Group Ltd (a)	51,035	1,293
MoneyGram International Inc (a)	3,656	57		Nexeo Solutions Inc (a)	9,992	74
National Research Corp	188	7		ScanSource Inc (a)	32,483	1,396
Navigant Consulting Inc (a)	40,602	703
				Systemax Inc	522	15
Pendrell Corp (a)	1,752	11		Titan Machinery Inc (a)	32,442	482
Perceptron Inc (a)	6,585	50
				Triton International Ltd/Bermuda	41,313	1,648
Quad/Graphics Inc	27,401	624		Veritiv Corp (a)	27,649	889
RCM Technologies Inc (a)	13,071	77		WESCO International Inc (a)	33,530	2,117
Rent-A-Center Inc/TX	6,006	60				$11,005
Resources Connection Inc	21,632	341
				Diversified Financial Services - 1.64%
RPX Corp	50,939	663		AeroCentury Corp (a)	423	6
RR Donnelley & Sons Co	5,254	48
SEACOR Marine Holdings Inc (a)	32,933	466		Air Lease Corp	32,521	1,413
SP Plus Corp (a)	1,749	68		Aircastle Ltd	79,935	1,859
				Arlington Asset Investment Corp	3,515	40
Strayer Education Inc	1,300	122
Team Inc (a)	14,560	179		Associated Capital Group Inc	5,169	192
				Asta Funding Inc (a)	1,394	10
Textainer Group Holdings Ltd (a)	3,879	76
				Atlanticus Holdings Corp (a)	14,485	33
Travelport Worldwide Ltd	15,163	238
TrueBlue Inc (a)	13,252	359		California First National Bancorp	3,636	56
				Cowen Inc (a)	30,678	460
Vectrus Inc (a)	2,598	79
				Encore Capital Group Inc (a)	2,489	116
Viad Corp	21,912	1,272		Enova International Inc (a)	3,459	51
Volt Information Sciences Inc (a)	11,617	50
Weight Watchers International Inc (a)	1,062	48		Federal Agricultural Mortgage Corp	9,631	715
				FNFV Group (a)	6,472	112
		$66,459		GAIN Capital Holdings Inc	18,126	134
Computers - 2.53%				GAMCO Investors Inc	2,426	70
Agilysys Inc (a)	29,100	357
				Greenhill & Co Inc	3,895	71
CACI International Inc (a)	71,763	10,316
				Hannon Armstrong Sustainable Infrastructure	5,147	124
Convergys Corp	108,595	2,794		Capital Inc
Cray Inc (a)	19,469	402		Impac Mortgage Holdings Inc (a)	1,538	20
DMC Global Inc	4,480	98		INTL. FCStone Inc (a)	7,702	320
Engility Holdings Inc (a)	5,756	194
				Investment Technology Group Inc	21,334	501
Insight Enterprises Inc (a)	36,196	1,630
				Janus Henderson Group PLC	40,260	1,399
Key Tronic Corp (a)	16,991	128
				Ladder Capital Corp	14,100	190

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Diversified Financial Services (continued)			Electronics (continued)
Legg Mason Inc	6,950	$265	Frequency Electronics Inc (a)	11,821	$110
LendingClub Corp (a)	2,644	15	II-VI Inc (a)	31,355	1,418
LPL Financial Holdings Inc	78,900	3,914	IntriCon Corp (a)	448	5
Marlin Business Services Corp	10,097	221	KEMET Corp (a)	8,816	227
Medley Management Inc	1,007	6	Kimball Electronics Inc (a)	34,221	753
Nationstar Mortgage Holdings Inc (a)	40,782	794	Knowles Corp (a)	64,888	1,074
Navient Corp	12,139	151	LGL Group Inc/The (a)	717	4
Nelnet Inc	26,177	1,532	NVE Corp	2,995	255
NewStar Financial Inc	70,341	863	Park Electrochemical Corp	2,790	53
OneMain Holdings Inc (a)	903	29	Plexus Corp (a)	129,192	7,937
Oppenheimer Holdings Inc	12,527	273	Rogers Corp (a)	10,132	1,541
PennyMac Financial Services Inc	2,315	44	Sanmina Corp (a)	90,367	2,957
PHH Corp (a)	41,230	545	Sparton Corp (a)	5,252	122
Piper Jaffray Cos	10,614	776	Stoneridge Inc (a)	3,950	90
PJT Partners Inc	2,526	98	SYNNEX Corp	21,287	2,872
PRA Group Inc (a)	3,983	111	Sypris Solutions Inc (a)	14,725	21
Pzena Investment Management Inc	11,600	136	Tech Data Corp (a)	45,667	4,237
R1 RCM Inc (a)	2,182	8	TTM Technologies Inc (a)	109,082	1,721
Regional Management Corp (a)	13,178	325	Vishay Intertechnology Inc	184,489	4,105
Stifel Financial Corp	25,726	1,365	Vishay Precision Group Inc (a)	16,405	403
TPG RE Finance Trust Inc	1,797	35	Watts Water Technologies Inc	2,022	136
Virtus Investment Partners Inc	2,689	313	ZAGG Inc (a)	8,996	141
Waddell & Reed Financial Inc	13,793	258			$40,437
World Acceptance Corp (a)	4,365	382	Energy - Alternate Sources - 0.28%
		$20,351	Clean Energy Fuels Corp (a)	154,974	365
Electric - 1.30%			FutureFuel Corp	48,032	729
ALLETE Inc	5,331	418	Green Plains Inc	42,599	784
Ameresco Inc (a)	20,313	157	Pacific Ethanol Inc (a)	43,117	206
Atlantic Power Corp (a)	5,360	13	Pattern Energy Group Inc	9,693	224
Avista Corp	9,687	506	Renewable Energy Group Inc (a)	77,460	937
Black Hills Corp	5,573	364	REX American Resources Corp (a)	1,428	126
Dynegy Inc (a)	11,513	143	Sunrun Inc (a)	11,710	67
El Paso Electric Co	12,730	732	TerraForm Global Inc (a)	12,627	61
IDACORP Inc	5,435	501	Vivint Solar Inc (a)	4,157	16
MGE Energy Inc	9,595	634			$3,515
NorthWestern Corp	133,795	7,931	Engineering & Construction - 0.86%
NRG Yield Inc - A Shares	4,988	91	Aegion Corp (a)	32,149	749
NRG Yield Inc - C Shares	6,639	123	Chicago Bridge & Iron Co NV ADR	10,456	146
Ormat Technologies Inc	33,592	2,181	EMCOR Group Inc	27,763	2,235
Otter Tail Corp	13,622	626	ENGlobal Corp (a)	18,947	24
PNM Resources Inc	12,648	549	Exponent Inc	3,170	234
Portland General Electric Co	13,812	659	Goldfield Corp/The (a)	4,043	23
Spark Energy Inc	623	9	Granite Construction Inc	16,226	1,034
Unitil Corp	7,903	411	Hill International Inc (a)	9,007	47
		$16,048	IES Holdings Inc (a)	2,780	52
Electrical Components & Equipment - 1.29%			KBR Inc	18,251	358
Advanced Energy Industries Inc (a)	4,018	341	Layne Christensen Co (a)	14,126	187
Belden Inc	7,244	579	Mistras Group Inc (a)	2,229	47
Encore Wire Corp	16,832	760	MYR Group Inc (a)	16,468	524
EnerSys	65,625	4,552	NV5 Global Inc (a)	337	20
General Cable Corp	322	7	Orion Group Holdings Inc (a)	35,006	252
Graham Corp	8,368	161	Sterling Construction Co Inc (a)	54,855	979
Insteel Industries Inc	5,397	138	TopBuild Corp (a)	26,813	1,769
Littelfuse Inc	42,753	8,935	Tutor Perini Corp (a)	52,992	1,495
Powell Industries Inc	11,037	320	VSE Corp	7,081	348
Revolution Lighting Technologies Inc (a)	1,611	9	Willbros Group Inc (a)	19,805	61
Ultralife Corp (a)	17,903	134			$10,584
		$15,936	Entertainment - 0.78%
Electronics - 3.27%			AMC Entertainment Holdings Inc	30,861	429
AVX Corp	140,799	2,653	Dover Motorsports Inc	3,447	7
Ballantyne Strong Inc (a)	8,901	57	Eldorado Resorts Inc (a)	177,400	4,559
Bel Fuse Inc	6,161	199	Eros International PLC (a)	3,487	42
Benchmark Electronics Inc (a)	77,077	2,385	Golden Entertainment Inc (a)	1,293	35
Brady Corp	29,184	1,110	International Speedway Corp	11,766	457
Coherent Inc (a)	2,632	691	Marriott Vacations Worldwide Corp	16,814	2,213
Control4 Corp (a)	253	7	National CineMedia Inc	8,557	58
CTS Corp	39,473	1,073	Penn National Gaming Inc (a)	15,289	399
CyberOptics Corp (a)	1,462	21	Pinnacle Entertainment Inc (a)	1,652	43
Electro Scientific Industries Inc (a)	21,542	385	RCI Hospitality Holdings Inc	11,989	330
ESCO Technologies Inc	21,177	1,227	Reading International Inc (a)	2,067	32
FARO Technologies Inc (a)	6,468	335	Speedway Motorsports Inc	50,508	1,008
Fitbit Inc (a)	18,197	112			$9,612

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Environmental Control - 0.07%			Healthcare - Products (continued)
Advanced Emissions Solutions Inc	2,367	$29	ICU Medical Inc (a)	455	$87
Casella Waste Systems Inc (a)	8,082	149	Integer Holdings Corp (a)	26,130	1,270
CECO Environmental Corp	15,390	135	Integra LifeSciences Holdings Corp (a)	75,175	3,517
Cemtrex Inc	8,943	26	Invacare Corp	22,932	356
Fuel Tech Inc (a)	1,539	1	Lantheus Holdings Inc (a)	5,389	107
Heritage-Crystal Clean Inc (a)	2,637	51	LivaNova PLC (a)	95,787	7,078
Tetra Tech Inc	10,644	524	Luminex Corp	5,946	127
		$915	Meridian Bioscience Inc	17,236	257
Food - 1.13%			Merit Medical Systems Inc (a)	16,217	617
AMCON Distributing Co	191	17	NanoString Technologies Inc (a)	1,856	18
Cal-Maine Foods Inc (a)	3,224	145	OraSure Technologies Inc (a)	26,913	532
Chefs' Warehouse Inc/The (a)	373	7	Orthofix International NV (a)	2,458	132
Darling Ingredients Inc (a)	129,570	2,364	Sientra Inc (a)	2,153	32
Dean Foods Co	14,615	143	Utah Medical Products Inc	102	8
Fresh Del Monte Produce Inc	67,507	3,004			$18,997
Hostess Brands Inc (a)	7,838	90	Healthcare - Services - 1.13%
Ingles Markets Inc	15,658	365	AAC Holdings Inc (a)	1,871	15
John B Sanfilippo & Son Inc	1,470	87	Acadia Healthcare Co Inc (a)	1,013	32
Sanderson Farms Inc	7,283	1,090	Addus HomeCare Corp (a)	6,480	233
Seneca Foods Corp - Class A (a)	17,540	632	Almost Family Inc (a)	12,231	541
Seneca Foods Corp - Class B (a)	39	1	American Renal Associates Holdings Inc (a)	355	4
Smart & Final Stores Inc (a)	37,371	224	American Shared Hospital Services (a)	2,738	8
Snyder's-Lance Inc	39,160	1,473	Brookdale Senior Living Inc (a)	145,144	1,456
SpartanNash Co	40,974	1,006	Community Health Systems Inc (a)	114,570	676
SUPERVALU Inc (a)	6,724	110	Ensign Group Inc/The	2,042	47
Tootsie Roll Industries Inc	778	28	Envision Healthcare Corp (a)	53,375	2,274
United Natural Foods Inc (a)	63,521	2,463	Five Star Senior Living Inc (a)	16,385	25
Village Super Market Inc	9,621	231	Kindred Healthcare Inc	13,313	80
Weis Markets Inc	13,511	525	LHC Group Inc (a)	16,309	1,090
		$14,005	LifePoint Health Inc (a)	32,547	1,567
Forest Products & Paper - 0.49%			Magellan Health Inc (a)	26,027	2,220
Clearwater Paper Corp (a)	7,423	343	MedCath Corp (a),(b),(c)	31,637	—
Domtar Corp	47,366	2,241	Medpace Holdings Inc (a)	1,079	40
Mercer International Inc	47,634	700	Molina Healthcare Inc (a)	3,197	217
Neenah Paper Inc	7,804	678	National HealthCare Corp	6,725	430
PH Glatfelter Co	53,200	1,115	Providence Service Corp/The (a)	615	34
Resolute Forest Products Inc (a)	82,143	489	Quorum Health Corp (a)	15,041	86
Schweitzer-Mauduit International Inc	9,225	389	Select Medical Holdings Corp (a)	62,525	1,197
Verso Corp (a)	20,784	146	Tivity Health Inc (a)	3,996	185
		$6,101	Triple-S Management Corp (a)	62,096	1,492
Gas - 1.70%					$13,949
Chesapeake Utilities Corp	1,457	117	Holding Companies - Diversified - 0.01%
New Jersey Resources Corp	12,642	562	HRG Group Inc (a)	681	11
Northwest Natural Gas Co	14,465	959	Wins Finance Holdings Inc (a),(c)	293	62
ONE Gas Inc	7,997	616			$73
RGC Resources Inc	616	18	Home Builders - 1.23%
South Jersey Industries Inc	8,339	283	AV Homes Inc (a)	20,564	342
Southwest Gas Holdings Inc	18,651	1,537	Beazer Homes USA Inc (a)	40,022	840
Spire Inc	123,225	9,729	CalAtlantic Group Inc	3,050	150
Vectren Corp	99,400	6,773	Century Communities Inc (a)	24,488	699
WGL Holdings Inc	5,341	458	Green Brick Partners Inc (a)	27,346	297
		$21,052	Hovnanian Enterprises Inc (a)	14,967	36
Hand & Machine Tools - 0.73%			KB Home	85,194	2,337
Franklin Electric Co Inc	127,345	5,794	LGI Homes Inc (a)	1,467	88
Hardinge Inc	15,843	262	M/I Homes Inc	36,817	1,230
Kennametal Inc	15,600	681	MDC Holdings Inc	61,723	2,287
LS Starrett Co/The	5,475	46	Meritage Homes Corp (a)	48,497	2,362
Milacron Holdings Corp (a)	9,447	170	New Home Co Inc/The (a)	22,804	265
Regal Beloit Corp	25,912	2,103	Orleans Homebuilders Inc (a),(b),(c)	7,702	—
		$9,056	PICO Holdings Inc (a)	18,997	359
Healthcare - Products - 1.54%			Taylor Morrison Home Corp (a)	37,620	909
Analogic Corp	5,840	469	TRI Pointe Group Inc (a)	122,554	2,168
AngioDynamics Inc (a)	42,066	714	William Lyon Homes (a)	30,502	846
ConforMIS Inc (a)	4,058	14	Winnebago Industries Inc	1,286	63
CONMED Corp	23,339	1,219			$15,278
CryoLife Inc (a)	3,310	64	Home Furnishings - 0.14%
Cutera Inc (a)	2,476	97	Daktronics Inc	16,275	167
Digirad Corp	15,358	31	Ethan Allen Interiors Inc	3,323	99
Exactech Inc (a)	7,689	322	Flexsteel Industries Inc	8,757	440
FONAR Corp (a)	227	7	Hamilton Beach Brands Holding Co	4,899	190
Haemonetics Corp (a)	15,538	739	Hamilton Beach Brands Holding Co (c)	4,899	190
Halyard Health Inc (a)	26,830	1,131	Hooker Furniture Corp	9,784	464
Hanger Inc (a)	4,332	52

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Home Furnishings (continued)			Internet (continued)
VOXX International Corp (a)	24,826	$166	Boingo Wireless Inc (a)	10,310	$241
		$1,716	Cars.com Inc (a)	47,166	1,123
Housewares - 0.02%			ChannelAdvisor Corp (a)	4,390	49
Libbey Inc	6,621	45	DHI Group Inc (a)	36,273	80
Lifetime Brands Inc	14,221	265	ePlus Inc (a)	6,116	585
		$310	FTD Cos Inc (a)	27,090	292
			Leaf Group Ltd (a)	1,928	14
Insurance - 6.98%
Ambac Financial Group Inc (a)	63,843	1,040	Liberty Expedia Holdings Inc (a)	9,320	430
			Limelight Networks Inc (a)	6,508	32
American Equity Investment Life Holding Co	125,890	3,714
			Liquidity Services Inc (a)	9,133	52
American National Insurance Co	4,294	523
AMERISAFE Inc	1,991	129	Meet Group Inc/The (a)	49,219	167
AmTrust Financial Services Inc	15,037	189	New Media Investment Group Inc	44,714	714
Argo Group International Holdings Ltd	44,447	2,798	PC-Tel Inc	47	—
Aspen Insurance Holdings Ltd	41,818	1,794	Perficient Inc (a)	6,789	132
			QuinStreet Inc (a)	5,546	49
Atlantic American Corp	7,236	26
Atlas Financial Holdings Inc (a)	2,123	42	RealNetworks Inc (a)	13,622	65
Baldwin & Lyons Inc	22,173	509	Reis Inc	7,153	130
			Rubicon Project Inc/The (a)	57,582	205
Blue Capital Reinsurance Holdings Ltd	6,744	89
			TechTarget Inc (a)	2,193	27
Brown & Brown Inc	164,225	8,185
CNO Financial Group Inc	187,125	4,485	VASCO Data Security International Inc (a)	12,150	165
			XO Group Inc (a)	23,429	468
Crawford & Co	791	9
Donegal Group Inc	21,807	373	YuMe Inc	4,443	19
EMC Insurance Group Inc	20,889	615			$8,218
Employers Holdings Inc	34,909	1,665	Investment Companies - 0.60%
Enstar Group Ltd (a)	1,759	401	BBX Capital Corp	7,350	59
Essent Group Ltd (a)	81,775	3,485	TCP Capital Corp	462,075	7,407
FBL Financial Group Inc	42,686	3,302			$7,466
Federated National Holding Co	25,513	392	Iron & Steel - 1.20%
Fidelity & Guaranty Life	1,710	53	AK Steel Holding Corp (a)	44,996	207
First Acceptance Corp (a)	19,254	19	Allegheny Technologies Inc (a)	11,323	285
First American Financial Corp	198,847	10,821	Carpenter Technology Corp	45,685	2,275
Genworth Financial Inc (a)	430,053	1,424	Cleveland-Cliffs Inc (a)	44,427	265
Global Indemnity Ltd (a)	17,904	751	Commercial Metals Co	118,391	2,306
Greenlight Capital Re Ltd (a)	32,528	717	Friedman Industries Inc	5,700	34
Hallmark Financial Services Inc (a)	35,728	414	Reliance Steel & Aluminum Co	96,975	7,452
Hanover Insurance Group Inc/The	36,190	3,560	Ryerson Holding Corp (a)	2,313	20
HCI Group Inc	2,265	85	Schnitzer Steel Industries Inc	51,711	1,522
Heritage Insurance Holdings Inc	17,179	276	Shiloh Industries Inc (a)	25,474	236
Horace Mann Educators Corp	55,877	2,448	Universal Stainless & Alloy Products Inc (a)	11,490	236
Independence Holding Co	1,947	52			$14,838
Infinity Property & Casualty Corp	9,493	895	Leisure Products & Services - 0.28%
Investors Title Co	1,322	251	Acushnet Holdings Corp	3,258	60
James River Group Holdings Ltd	4,281	181	Callaway Golf Co	32,858	474
Kemper Corp	66,108	4,238	Clarus Corp (a)	3,289	24
Kingstone Cos Inc	1,511	24	Drive Shack Inc	38,367	140
Maiden Holdings Ltd	80,633	666	Escalade Inc	3,426	43
MBIA Inc (a)	176,766	1,282	Johnson Outdoors Inc	8,960	674
MGIC Investment Corp (a)	404,486	5,784	Liberty TripAdvisor Holdings Inc (a)	73,326	792
National General Holdings Corp	2,008	40	Vista Outdoor Inc (a)	60,273	1,260
National Security Group Inc/The	369	5			$3,467
National Western Life Group Inc	4,931	1,763	Lodging - 0.36%
Navigators Group Inc/The	47,631	2,762	Belmond Ltd (a)	113,677	1,495
NMI Holdings Inc (a)	28,080	408
			Boyd Gaming Corp	2,321	68
Radian Group Inc	213,924	4,485	Caesars Entertainment Corp (a)	18,476	239
RLI Corp	636	38	Century Casinos Inc (a)	6,406	53
Safety Insurance Group Inc	11,221	923	Full House Resorts Inc (a)	551	2
Security National Financial Corp (a)	986	5	ILG Inc	42,784	1,269
Selective Insurance Group Inc	46,571	2,775	La Quinta Holdings Inc (a)	18,729	330
State Auto Financial Corp	41,104	1,054	Marcus Corp/The	21,099	573
State National Cos Inc	569	12	Monarch Casino & Resort Inc (a)	3,051	136
Stewart Information Services Corp	11,959	454	Red Lion Hotels Corp (a)	33,077	291
Third Point Reinsurance Ltd (a)	115,685	1,933
					$4,456
Tiptree Inc	3,892	26	Machinery - Construction & Mining - 0.18%
Unico American Corp (a)	5,796	56
			Astec Industries Inc	11,933	620
United Fire Group Inc	35,071	1,617	Hyster-Yale Materials Handling Inc	4,921	386
United Insurance Holdings Corp	4,004	63	Terex Corp	26,760	1,261
Universal Insurance Holdings Inc	8,855	211			$2,267
WMIH Corp (a)	26,758	22
			Machinery - Diversified - 1.38%
		$86,358	Alamo Group Inc	9,318	983
Internet - 0.66%			Albany International Corp	69,008	4,164
1-800-Flowers.com Inc (a)	3,346	31
			Applied Industrial Technologies Inc	10,200	649
Bankrate Inc (a)	143,981	2,002
			Briggs & Stratton Corp	41,809	1,054
Blucora Inc (a)	52,779	1,146

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Machinery - Diversified (continued)			Mining (continued)
Chart Industries Inc (a)	20,564	$894	Gold Resource Corp	7,674	$28
Columbus McKinnon Corp/NY	15,163	600	Hecla Mining Co	334,893	1,581
DXP Enterprises Inc/TX (a)	3,461	111	Kaiser Aluminum Corp	5,142	510
Gencor Industries Inc (a)	12,036	218	Materion Corp	22,037	1,132
Gerber Scientific Inc (a),(b),(c)	56,637	—	Smart Sand Inc (a)	910	7
Gorman-Rupp Co/The	3,246	104	United States Lime & Minerals Inc	314	29
Hurco Cos Inc	10,581	473	US Silica Holdings Inc	62,562	1,909
Kadant Inc	8,015	911			$7,429
Key Technology Inc (a)	1,200	20	Miscellaneous Manufacturers - 1.69%
Manitowoc Co Inc/The (a)	42,602	406	Actuant Corp	3,063	78
NN Inc	16,869	498	American Railcar Industries Inc	7,289	290
SPX FLOW Inc (a)	14,756	608	Barnes Group Inc	47,065	3,064
Tennant Co	103	7	Core Molding Technologies Inc	11,015	256
Twin Disc Inc (a)	2,980	64	Fabrinet (a)	92,334	3,433
Zebra Technologies Corp (a)	46,250	5,365	Federal Signal Corp	24,522	523
		$17,129	FreightCar America Inc	14,072	263
Media - 2.64%			GP Strategies Corp (a)	335	10
AH Belo Corp	19,330	94	Harsco Corp (a)	13,670	290
Beasley Broadcast Group Inc	6,813	65	Hillenbrand Inc	266,075	10,523
Cable One Inc	10,825	7,684	LSB Industries Inc (a)	13,282	100
Central European Media Enterprises Ltd (a)	12,415	57	Lydall Inc (a)	2,079	120
Entercom Communications Corp	21,347	236	NL Industries Inc (a)	8,190	106
EW Scripps Co/The (a)	47,917	831	Servotronics Inc	788	7
Gannett Co Inc	103,509	900	Standex International Corp	274	28
Global Eagle Entertainment Inc (a)	7,229	18	Synalloy Corp	1,787	26
Gray Television Inc (a)	62,367	971	Tredegar Corp	20,262	393
Hemisphere Media Group Inc (a)	2,355	29	Trinseo SA	20,134	1,430
Houghton Mifflin Harcourt Co (a)	3,249	32			$20,940
McClatchy Co/The (a)	2,347	23	Office & Business Equipment - 0.00%
Media General Inc - Rights (a),(b),(c)	48,541	1	Eastman Kodak Co (a)	561	3
Meredith Corp	11,854	628
MSG Networks Inc (a)	6,241	108	Office Furnishings - 0.07%
New York Times Co/The	59,627	1,139	CompX International Inc	609	9
Nexstar Media Group Inc	105,325	6,720	Herman Miller Inc	2,184	73
Saga Communications Inc	5,104	223	Interface Inc	21,437	489
Salem Media Group Inc	23,579	151	Kewaunee Scientific Corp	4,472	127
Scholastic Corp	50,293	1,858	Kimball International Inc	5,486	105
TEGNA Inc	319,225	3,904	Knoll Inc	306	7
Time Inc	98,177	1,139	Steelcase Inc	4,437	65
TiVo Corp	90,441	1,641	Virco Manufacturing Corp (a)	4,847	27
Townsquare Media Inc (a)	13,124	137			$902
Tribune Media Co	12,566	514	Oil & Gas - 3.36%
tronc Inc (a)	1,404	21	Abraxas Petroleum Corp (a)	4,882	10
Urban One Inc (a)	11,337	20	Adams Resources & Energy Inc	1,455	62
WideOpenWest Inc (a)	272,605	3,487	Approach Resources Inc (a)	5,661	13
		$32,631	Barnwell Industries Inc (a)	2,755	6
Metal Fabrication & Hardware - 0.40%			Bill Barrett Corp (a)	85,454	421
Ampco-Pittsburgh Corp	7,299	121	Bonanza Creek Energy Inc (a)	2,618	89
Atkore International Group Inc (a)	70,625	1,364	California Resources Corp (a)	6,009	66
Chicago Rivet & Machine Co	1,070	32	Callon Petroleum Co (a)	770,657	8,547
CIRCOR International Inc	865	38	Contango Oil & Gas Co (a)	29,840	119
Eastern Co/The	4,676	134	CVR Energy Inc	4,479	123
Global Brass & Copper Holdings Inc	4,400	154	Delek US Holdings Inc	100,617	2,621
Haynes International Inc	12,087	432	Denbury Resources Inc (a)	53,837	66
Lawson Products Inc/DE (a)	3,889	98	Diamond Offshore Drilling Inc (a)	21,180	354
LB Foster Co (a)	4,050	101	Earthstone Energy Inc (a)	2,699	22
Mueller Water Products Inc - Class A	6,187	74	Eclipse Resources Corp (a)	148,517	329
Northwest Pipe Co (a)	10,105	184	Energy XXI Gulf Coast Inc (a)	15,545	133
Olympic Steel Inc	23,590	445	Ensco PLC	317,755	1,712
Park-Ohio Holdings Corp	2,857	135	EXCO Resources Inc (a)	1	—
Perma-Pipe International Holdings Inc (a)	7,216	60	Gulfport Energy Corp (a)	10,498	144
Rexnord Corp (a)	10,887	278	Halcon Resources Corp (a)	13,468	89
Sun Hydraulics Corp	3,920	225	Jones Energy Inc (a)	7,620	10
TimkenSteel Corp (a)	27,351	383	Laredo Petroleum Inc (a)	540,075	6,438
TriMas Corp (a)	26,500	704	Midstates Petroleum Co Inc (a)	3,527	54
Worthington Industries Inc	1,047	48	Nabors Industries Ltd	153,585	865
		$5,010	Noble Corp PLC (a)	138,030	574
Mining - 0.60%			Oasis Petroleum Inc (a)	371,302	3,509
Century Aluminum Co (a)	108,588	1,519	Panhandle Oil and Gas Inc	1,170	28
Coeur Mining Inc (a)	41,303	313	Par Pacific Holdings Inc (a)	3,594	76
Compass Minerals International Inc	303	20	Parker Drilling Co (a)	140,888	148
Fairmount Santrol Holdings Inc (a)	1,809	8	Patterson-UTI Energy Inc	78,379	1,550
Ferroglobe PLC	23,342	373

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
PBF Energy Inc	71,093	$2,060	BioScrip Inc (a)	14,332	$36
PDC Energy Inc (a)	34,481	1,756	Cara Therapeutics Inc (a)	576	7
Penn Virginia Corp (a)	314	12	Chimerix Inc (a)	6,132	30
QEP Resources Inc (a)	3,622	32	Collegium Pharmaceutical Inc (a)	2,860	30
Resolute Energy Corp (a)	2,823	85	Concert Pharmaceuticals Inc (a)	1,349	23
Ring Energy Inc (a)	218,290	2,796	Diplomat Pharmacy Inc (a)	4,976	105
Rosehill Resources Inc (a)	609	6	Enanta Pharmaceuticals Inc (a)	2,064	103
Rowan Cos PLC (a)	174,515	2,501	Endo International PLC (a)	47,205	301
SandRidge Energy Inc (a)	15,705	295	G1 Therapeutics Inc (a)	270	6
SilverBow Resources Inc (a)	952	21	Heron Therapeutics Inc (a)	831	13
SM Energy Co	37,187	793	Horizon Pharma Plc (a)	17,005	231
SRC Energy Inc (a)	27,139	259	Immune Design Corp (a)	1,981	10
Stone Energy Corp (a)	4,075	120	Impax Laboratories Inc (a)	11,300	205
Trecora Resources (a)	3,858	47	Intra-Cellular Therapies Inc (a)	4,577	71
Ultra Petroleum Corp (a)	18,462	147	Kindred Biosciences Inc (a)	3,009	22
Unit Corp (a)	52,384	981	Lannett Co Inc (a)	5,159	103
W&T Offshore Inc (a)	13,588	43	Mallinckrodt PLC (a)	10,497	332
Whiting Petroleum Corp (a)	225,482	1,355	MediciNova Inc (a)	773	5
WildHorse Resource Development Corp (a)	3,250	42	Mersana Therapeutics Inc (a)	173	3
		$41,529	Minerva Neurosciences Inc (a)	602	4
Oil & Gas Services - 1.53%			Miragen Therapeutics Inc (a)	334	3
Archrock Inc	114,771	1,378	MyoKardia Inc (a)	181	7
Bristow Group Inc	38,832	366	Natural Alternatives International Inc (a)	4,296	46
C&J Energy Services Inc (a)	4,833	138	Natural Grocers by Vitamin Cottage Inc (a)	16,180	79
CARBO Ceramics Inc (a)	3,174	26	Neos Therapeutics Inc (a)	304	3
Dawson Geophysical Co (a)	22,358	99	Omega Protein Corp	33,487	733
Dril-Quip Inc (a)	33,317	1,403	Owens & Minor Inc	18,973	466
Era Group Inc (a)	26,499	285	PharMerica Corp (a)	20,233	592
Exterran Corp (a)	48,048	1,550	Phibro Animal Health Corp	3,711	140
Flotek Industries Inc (a)	6,833	34	Portola Pharmaceuticals Inc (a)	552	27
Forum Energy Technologies Inc (a)	203,012	2,924	PRA Health Sciences Inc (a)	66,850	5,444
Frank's International NV	6,781	45	Protagonist Therapeutics Inc (a)	653	10
Geospace Technologies Corp (a)	1,984	30	Recro Pharma Inc (a)	1,643	14
Gulf Island Fabrication Inc	23,553	310	Sarepta Therapeutics Inc (a)	1,857	92
Helix Energy Solutions Group Inc (a)	153,627	1,048	Sucampo Pharmaceuticals Inc (a)	705	7
Independence Contract Drilling Inc (a)	28,334	92	Tetraphase Pharmaceuticals Inc (a)	6,905	42
Matrix Service Co (a)	31,671	446	Trevena Inc (a)	6,798	10
McDermott International Inc (a)	442,311	2,929	Voyager Therapeutics Inc (a)	1,916	40
Mitcham Industries Inc (a)	12,775	42	Zogenix Inc (a)	640	24
MRC Global Inc (a)	47,252	810			$9,489
Natural Gas Services Group Inc (a)	13,945	388	Pipelines - 0.13%
NCS Multistage Holdings Inc (a)	283	6	SemGroup Corp	61,476	1,601
Newpark Resources Inc (a)	99,611	872
NOW Inc (a)	11,102	139	Private Equity - 0.01%
Oceaneering International Inc	29,781	602	Fifth Street Asset Management Inc	674	3
Oil States International Inc (a)	45,250	1,043	Granite Point Mortgage Trust Inc	1,680	31
PHI Inc (a)	30,283	353	Kennedy-Wilson Holdings Inc	4,042	78
Pioneer Energy Services Corp (a)	62,764	119	Safeguard Scientifics Inc (a)	3,590	51
ProPetro Holding Corp (a)	1,666	25			$163
Ranger Energy Services Inc (a)	1,019	12	Real Estate - 0.25%
SAExploration Holdings Inc (a)	2,900	6	Alexander & Baldwin Inc	18,627	843
SEACOR Holdings Inc (a)	21,965	1,037	California Coastal Communities Inc (a),(b),(c)	9,672	—
Seventy Seven Energy Inc (a),(b),(c)	16,216	—	Community Healthcare Trust Inc	1,999	55
Solaris Oilfield Infrastructure Inc (a)	378	6	Consolidated-Tomoka Land Co	138	8
Superior Energy Services Inc (a)	15,798	139	Farmland Partners Inc	4,373	37
Tesco Corp (a)	10,040	38	Forestar Group Inc (a)	21,347	380
TETRA Technologies Inc (a)	38,449	109	FRP Holdings Inc (a)	1,549	69
Thermon Group Holdings Inc (a)	4,317	93	Griffin Industrial Realty Inc	1,132	42
		$18,942	RE/MAX Holdings Inc	19,290	1,282
Packaging & Containers - 2.31%			Redfin Corp (a)	1,018	24
Berry Global Group Inc (a)	127,100	7,556	RMR Group Inc/The	412	22
Graphic Packaging Holding Co	717,625	11,116	Safety Income and Growth Inc	1,285	23
Greif Inc - Class A	25,562	1,420	St Joe Co/The (a)	8,332	148
Greif Inc - Class B	189	12	Stratus Properties Inc	3,442	102
KapStone Paper and Packaging Corp	13,991	314	Transcontinental Realty Investors Inc (a)	270	8
Multi-Color Corp	96,875	8,011			$3,043
UFP Technologies Inc (a)	5,917	183	REITs - 4.56%
		$28,612	Acadia Realty Trust	8,641	243
Pharmaceuticals - 0.77%			AG Mortgage Investment Trust Inc	27,741	522
Adamas Pharmaceuticals Inc (a)	925	23	Agree Realty Corp	7,011	332
Anika Therapeutics Inc (a)	248	14	Alexander's Inc	130	53
Array BioPharma Inc (a)	2,748	29	Altisource Residential Corp	6,699	71
Athenex Inc (a)	238	4

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
REITs (continued)			REITs (continued)
American Assets Trust Inc	2,671	$104	Resource Capital Corp	3,870	$40
Anworth Mortgage Asset Corp	90,989	508	Retail Opportunity Investments Corp	10,181	183
Apollo Commercial Real Estate Finance Inc	17,742	321	Rexford Industrial Realty Inc	26,894	799
Ares Commercial Real Estate Corp	45,265	588	RLJ Lodging Trust	25,513	553
Armada Hoffler Properties Inc	892	13	Sabra Health Care REIT Inc	21,694	432
ARMOUR Residential REIT Inc	30,893	774	Saul Centers Inc	202	12
Ashford Hospitality Prime Inc	74,105	720	Select Income REIT	26,328	636
Bluerock Residential Growth REIT Inc	3,238	37	Seritage Growth Properties	2,615	108
Brandywine Realty Trust	505,200	8,836	STAG Industrial Inc	9,676	264
Capstead Mortgage Corp	9,792	86	Starwood Waypoint Homes	13,317	484
CareTrust REIT Inc	3,670	69	Summit Hotel Properties Inc	43,040	681
CatchMark Timber Trust Inc	10,238	131	Sunstone Hotel Investors Inc	40,433	660
CBL & Associates Properties Inc	17,492	137	Sutherland Asset Management Corp	2,735	43
Cedar Realty Trust Inc	11,513	63	Terreno Realty Corp	5,736	210
Chatham Lodging Trust	11,867	259	Tier REIT Inc	23,499	460
Cherry Hill Mortgage Investment Corp	17,437	317	UMH Properties Inc	901	13
Chesapeake Lodging Trust	41,280	1,152	Urstadt Biddle Properties Inc	7,867	171
City Office REIT Inc	3,558	46	Washington Prime Group Inc	19,408	152
Clipper Realty Inc	1,786	19	Washington Real Estate Investment Trust	7,772	250
CoreCivic Inc	172,400	4,251	Western Asset Mortgage Capital Corp	26,600	268
CorEnergy Infrastructure Trust Inc	1,733	63	Whitestone REIT	5,125	68
Cousins Properties Inc	62,128	560	Xenia Hotels & Resorts Inc	17,197	374
CYS Investments Inc	45,793	366			$56,449
DiamondRock Hospitality Co	61,256	665	Retail - 4.90%
Dynex Capital Inc	26,070	183	Abercrombie & Fitch Co	122,918	1,650
Easterly Government Properties Inc	3,817	77	American Eagle Outfitters Inc	49,734	647
Education Realty Trust Inc	7,674	268	America's Car-Mart Inc/TX (a)	767	33
Ellington Residential Mortgage REIT	1,613	22	Ascena Retail Group Inc (a)	210,091	408
First Industrial Realty Trust Inc	14,131	436	At Home Group Inc (a)	292	6
Four Corners Property Trust Inc	16,518	408	Barnes & Noble Education Inc (a)	70,676	386
Franklin Street Properties Corp	10,889	109	Barnes & Noble Inc	89,624	627
GEO Group Inc/The	191,018	4,957	Bassett Furniture Industries Inc	11,798	458
Getty Realty Corp	45,225	1,285	Bed Bath & Beyond Inc	1,034	21
Gladstone Commercial Corp	9,320	202	Big 5 Sporting Goods Corp	34,201	216
Global Net Lease Inc	19,894	430	Biglari Holdings Inc (a)	845	302
Government Properties Income Trust	9,810	178	BMC Stock Holdings Inc (a)	16,396	352
Gramercy Property Trust	18,517	550	Boot Barn Holdings Inc (a)	16,068	132
Great Ajax Corp	2,508	35	Brinker International Inc	1,225	38
Healthcare Realty Trust Inc	18,094	583	Buckle Inc/The	4,073	67
Hersha Hospitality Trust	15,002	265	Build-A-Bear Workshop Inc (a)	11,294	88
Independence Realty Trust Inc	9,427	96	Caleres Inc	20,689	565
InfraREIT Inc	21,349	478	Carrols Restaurant Group Inc (a)	4,745	53
Invesco Mortgage Capital Inc	52,174	899	Cato Corp/The	17,602	226
Investors Real Estate Trust	12,515	73	Chico's FAS Inc	13,400	107
iStar Inc (a)	19,616	230	Christopher & Banks Corp (a)	10,696	13
Jernigan Capital Inc	1,956	40	Citi Trends Inc	13,644	297
Kite Realty Group Trust	8,615	161	Conn's Inc (a)	3,011	92
KKR Real Estate Finance Trust Inc	1,688	34	Container Store Group Inc/The (a)	4,412	15
LaSalle Hotel Properties	17,256	487	Del Frisco's Restaurant Group Inc (a)	26,622	370
Lexington Realty Trust	23,698	240	Del Taco Restaurants Inc (a)	41,919	532
LTC Properties Inc	4,328	201	Denny's Corp (a)	11,089	145
Mack-Cali Realty Corp	9,469	216	Destination Maternity Corp (a)	4,847	11
MedEquities Realty Trust Inc	17,569	204	Dillard's Inc	19,597	996
Monmouth Real Estate Investment Corp	10,858	185	DineEquity Inc	696	33
MTGE Investment Corp	10,602	192	DSW Inc	32,412	620
National Health Investors Inc	9,911	755	Dunkin' Brands Group Inc	115,800	6,840
National Storage Affiliates Trust	218,470	5,416	El Pollo Loco Holdings Inc (a)	8,431	97
New Senior Investment Group Inc	8,427	75	Express Inc (a)	68,299	463
New York Mortgage Trust Inc	15,375	93	EZCORP Inc (a)	113,067	1,159
NexPoint Residential Trust Inc	2,263	54	Finish Line Inc/The	56,956	528
NorthStar Realty Europe Corp	36,333	489	FirstCash Inc	166,598	10,637
One Liberty Properties Inc	2,130	52	Fogo De Chao Inc (a)	1,637	18
Orchid Island Capital Inc	5,942	59	Foundation Building Materials Inc (a)	1,575	21
Outfront Media Inc	187,375	4,394	Fred's Inc	26,010	114
Owens Realty Mortgage Inc	1,623	29	Gaia Inc (a)	1,544	19
Pebblebrook Hotel Trust	10,500	374	GameStop Corp	72,846	1,361
Pennsylvania Real Estate Investment Trust	7,029	68	Genesco Inc (a)	18,967	465
PennyMac Mortgage Investment Trust	12,302	198	GMS Inc (a)	57,875	1,971
Physicians Realty Trust	8,554	149	GNC Holdings Inc	9,289	64
Preferred Apartment Communities Inc	4,621	92	Group 1 Automotive Inc	20,699	1,626
PS Business Parks Inc	1,175	155	Guess? Inc	69,679	1,129
Quality Care Properties Inc (a)	88,181	1,395	Haverty Furniture Cos Inc	18,759	447
Ramco-Gershenson Properties Trust	8,189	103	Hibbett Sports Inc (a)	16,850	216
Redwood Trust Inc	38,676	608

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Retail (continued)				Savings & Loans (continued)
J Alexander's Holdings Inc (a)	2,252	$24		Meridian Bancorp Inc	57,680	$1,136
Jack in the Box Inc	111,093	11,499		Meta Financial Group Inc	5,189	453
JC Penney Co Inc (a)	39,384	110		MutualFirst Financial Inc	6,809	263
Kirkland's Inc (a)	43,563	510		Northeast Community Bancorp Inc	2,697	27
Kona Grill Inc (a)	3,577	12		Northfield Bancorp Inc	63,602	1,085
La-Z-Boy Inc	13,918	376		Northwest Bancshares Inc	75,667	1,276
Luby's Inc (a)	28,408	68		OceanFirst Financial Corp	7,439	207
MarineMax Inc (a)	22,181	411		Oconee Federal Financial Corp	252	8
Movado Group Inc	34,018	942		Oritani Financial Corp	45,270	767
Nathan's Famous Inc (a)	90	7		Pacific Premier Bancorp Inc (a)	182,298	7,365
New York & Co Inc (a)	6,083	10		Provident Financial Holdings Inc	17,595	340
Office Depot Inc	435,123	1,349		Provident Financial Services Inc	91,591	2,492
Party City Holdco Inc (a)	6,025	67		Prudential Bancorp Inc	8,689	159
PC Connection Inc	33,307	899		Riverview Bancorp Inc	28,956	257
PCM Inc (a)	13,674	192		SI Financial Group Inc	5,433	81
Penske Automotive Group Inc	16,883	787		Southern Missouri Bancorp Inc	1,004	37
PetIQ Inc (a)	358	9		Sterling Bancorp/DE	144,204	3,611
Pier 1 Imports Inc	40,525	169		Territorial Bancorp Inc	11,973	377
Potbelly Corp (a)	2,501	30		Timberland Bancorp Inc/WA	8,325	253
Red Robin Gourmet Burgers Inc (a)	5,025	344		United Community Financial Corp/OH	30,856	285
Regis Corp (a)	50,636	756		United Financial Bancorp Inc	42,682	781
Ruby Tuesday Inc (a)	53,664	127		Washington Federal Inc	116,924	4,069
Rush Enterprises Inc - Class A (a)	25,703	1,306		Waterstone Financial Inc	34,843	669
Rush Enterprises Inc - Class B (a)	11,960	570		Wayne Savings Bancshares Inc	1,380	25
Ruth's Hospitality Group Inc	4,490	95		WSFS Financial Corp	2,310	115
Sears Holdings Corp (a)	1,368	8				$48,822
Shoe Carnival Inc	15,731	295		Semiconductors - 3.73%
Sonic Automotive Inc	28,118	558		Alpha & Omega Semiconductor Ltd (a)	36,801	678
Sonic Corp	1,806	46		Ambarella Inc (a)	1,931	109
Stage Stores Inc	30,130	50		Amkor Technology Inc (a)	243,892	2,822
Stein Mart Inc	15,638	17		Amtech Systems Inc (a)	2,900	42
Tailored Brands Inc	4,837	75		AXT Inc (a)	32,853	306
Tilly's Inc	33,583	401		Brooks Automation Inc	57,555	1,979
Trans World Entertainment Corp (a)	33,798	61		Cabot Microelectronics Corp	6,535	632
TravelCenters of America LLC (a)	24,844	122		Cohu Inc	29,288	755
Tuesday Morning Corp (a)	48,102	149		Diodes Inc (a)	37,806	1,298
Vera Bradley Inc (a)	33,030	238		DSP Group Inc (a)	31,446	421
Vitamin Shoppe Inc (a)	21,883	101		EMCORE Corp (a)	2,565	21
World Fuel Services Corp	24,122	671		FormFactor Inc (a)	18,831	343
Zumiez Inc (a)	23,906	422		GSI Technology Inc (a)	2,177	15
		$60,564		Integrated Device Technology Inc (a)	291,500	9,057
Savings & Loans - 3.95%				inTEST Corp (a)	2,200	19
Atlantic Coast Financial Corp (a)	210	2		IXYS Corp (a)	45,270	1,117
Banc of California Inc	17,675	372		Kulicke & Soffa Industries Inc (a)	65,513	1,484
Bank Mutual Corp	41,566	440		MaxLinear Inc (a)	212,350	5,196
BankFinancial Corp	31,868	505		MKS Instruments Inc	68,842	7,480
Bear State Financial Inc	3,560	36		Nanometrics Inc (a)	13,754	389
Beneficial Bancorp Inc	86,944	1,434		Photronics Inc (a)	112,670	1,093
Berkshire Hills Bancorp Inc	57,289	2,194		Rambus Inc (a)	8,411	124
BofI Holding Inc (a)	3,558	96		Richardson Electronics Ltd/United States	10,085	67
Brookline Bancorp Inc	73,958	1,139		Rudolph Technologies Inc (a)	30,657	851
BSB Bancorp Inc/MA (a)	1,000	30		Semtech Corp (a)	1,035	43
Capitol Federal Financial Inc	135,713	1,872		Sigma Designs Inc (a)	27,128	164
Charter Financial Corp/MD	21,496	411		Silicon Laboratories Inc (a)	91,150	8,650
Citizens Community Bancorp Inc/WI	2,250	31		SMART Global Holdings Inc (a)	1,280	40
Clifton Bancorp Inc	42,183	718		Ultra Clean Holdings Inc (a)	20,819	531
Community Bankers Trust Corp (a)	3,469	30		Veeco Instruments Inc (a)	11,306	204
Dime Community Bancshares Inc	76,151	1,679		Xcerra Corp (a)	26,512	262
Eagle Bancorp Montana Inc	111	2				$46,192
Entegra Financial Corp (a)	937	26		Software - 1.78%
ESSA Bancorp Inc	8,570	138		Actua Corp (a)	4,329	67
First Defiance Financial Corp	11,053	600		Acxiom Corp (a)	3,979	100
First Financial Northwest Inc	9,327	156		Allscripts Healthcare Solutions Inc (a)	151,240	2,038
Flagstar Bancorp Inc (a)	82,812	3,095		American Software Inc/GA	1,843	23
Flushing Financial Corp	42,121	1,263		Avid Technology Inc (a)	2,020	9
Greene County Bancorp Inc	271	8		Bazaarvoice Inc (a)	12,108	58
Hingham Institution for Savings	123	24		Bottomline Technologies de Inc (a)	524	17
HMN Financial Inc (a)	2,080	38		BroadSoft Inc (a)	90,075	4,941
Home Bancorp Inc	4,361	187		CommerceHub Inc - Series A (a)	138,475	3,092
HomeTrust Bancshares Inc (a)	13,651	358		Computer Programs & Systems Inc	801	24
HopFed Bancorp Inc	3,929	57		Cotiviti Holdings Inc (a)	105,450	3,708
Investors Bancorp Inc	415,545	5,714		CSG Systems International Inc	1,470	62
Magyar Bancorp Inc (a)	97	1
Malvern Bancorp Inc (a)	1,051	28

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Software (continued)			Textiles - 0.05%
Digi International Inc (a)	55,228	$574	Dixie Group Inc/The (a)	12,240	$47
Donnelley Financial Solutions Inc (a)	306	7	UniFirst Corp/MA	4,040	636
Evolent Health Inc (a)	4,159	68			$683
Glu Mobile Inc (a)	13,922	56	Toys, Games & Hobbies - 0.01%
InnerWorkings Inc (a)	8,006	87	JAKKS Pacific Inc (a)	25,395	70
Inseego Corp (a)	4,845	7
Manhattan Associates Inc (a)	72,300	3,026	Transportation - 1.97%
ManTech International Corp/VA	28,233	1,310	Air Transport Services Group Inc (a)	26,383	638
MicroStrategy Inc (a)	435	58	ArcBest Corp	29,693	968
Monotype Imaging Holdings Inc	2,216	51	Ardmore Shipping Corp (a)	27,927	232
Park City Group Inc (a)	271	3	Atlas Air Worldwide Holdings Inc (a)	35,031	2,149
PDF Solutions Inc (a)	259	4	Celadon Group Inc	23,190	170
pdvWireless Inc (a)	1,244	36	Costamare Inc	86,552	538
Progress Software Corp	21,735	920	Covenant Transportation Group Inc (a)	14,990	445
QAD Inc	1,810	67	Daseke Inc (a)	472	7
Quality Systems Inc (a)	4,411	62	DHT Holdings Inc	70,058	276
Rosetta Stone Inc (a)	2,128	22	Dorian LPG Ltd (a)	41,325	295
Synchronoss Technologies Inc (a)	28,794	326	Echo Global Logistics Inc (a)	10,348	249
Verint Systems Inc (a)	7,685	324	Frontline Ltd/Bermuda	11,002	67
Zynga Inc (a)	232,779	908	GasLog Ltd	28,581	493
		$22,055	Genco Shipping & Trading Ltd (a)	1,084	13
Storage & Warehousing - 0.13%			Gener8 Maritime Inc (a)	7,011	32
Mobile Mini Inc	39,531	1,308	Genesee & Wyoming Inc (a)	90,963	6,530
Wesco Aircraft Holdings Inc (a)	33,485	303	Golar LNG Ltd	10,066	213
		$1,611	Golden Ocean Group Ltd (a)	6,463	53
Supranational Bank - 0.01%			Heartland Express Inc	8,822	188
			Hornbeck Offshore Services Inc (a)	36,043	134
Banco Latinoamericano de Comercio Exterior	3,158	88
SA			Hub Group Inc (a)	19,728	854

			International Seaways Inc (a)	52,923	1,066
			Kirby Corp (a)	14,780	1,047
Telecommunications - 0.99%
Acacia Communications Inc (a)	169	7	Marten Transport Ltd	60,502	1,189
ADTRAN Inc	38,302	808	Matson Inc	13,512	368
Alaska Communications Systems Group Inc	6,092	15	Navios Maritime Acquisition Corp	15,028	19
(a)			Navios Maritime Holdings Inc (a)	12,759	23
			Overseas Shipholding Group Inc (a)	164,029	389
ATN International Inc	15,690	852
Aviat Networks Inc (a)	1,298	22	PAM Transportation Services Inc (a)	5,127	150
Aware Inc/MA (a)	17,409	81	Patriot Transportation Holding Inc (a)	320	6
			Roadrunner Transportation Systems Inc (a)	31,565	278
Black Box Corp	5,411	17
Calix Inc (a)	12,720	70	Safe Bulkers Inc (a)	7,055	25
Cincinnati Bell Inc (a)	6,225	119	Saia Inc (a)	18,302	1,186
Communications Systems Inc	8,832	38	Schneider National Inc	292	8
Comtech Telecommunications Corp	24,244	522	Scorpio Bulkers Inc	7,986	64
Consolidated Communications Holdings Inc	4,634	89	Scorpio Tankers Inc	258,274	919
Finisar Corp (a)	45,480	1,070	Ship Finance International Ltd	30,257	451
Frontier Communications Corp	8,995	109	Teekay Corp	7,475	61
General Communication Inc (a)	3,054	125	Teekay Tankers Ltd	121,763	180
Globalstar Inc (a)	15,988	26	USA Truck Inc (a)	10,693	151
Harmonic Inc (a)	22,249	82	Werner Enterprises Inc	57,314	2,043
Hawaiian Telcom Holdco Inc (a)	6,593	199	YRC Worldwide Inc (a)	10,941	147
IDT Corp - Class B	5,769	76			$24,314
Infinera Corp (a)	16,268	136	Trucking & Leasing - 0.35%
Intelsat SA (a)	4,773	21	GATX Corp	53,019	3,149
Iridium Communications Inc (a)	95,558	1,147	Greenbrier Cos Inc/The	19,857	1,036
KVH Industries Inc (a)	13,151	152	Willis Lease Finance Corp (a)	7,734	195
Lumos Networks Corp (a)	5,411	97			$4,380
Maxar Technologies Ltd	11,602	734	Water - 0.18%
NeoPhotonics Corp (a)	12,147	64	American States Water Co	15,192	816
NETGEAR Inc (a)	36,466	1,701	Artesian Resources Corp	10,842	441
Oclaro Inc (a)	2,210	18	California Water Service Group	1,907	80
Optical Cable Corp (a)	8,872	22	Connecticut Water Service Inc	3,398	211
ORBCOMM Inc (a)	522	6	Consolidated Water Co Ltd	16,507	203
Preformed Line Products Co	4,545	323	Middlesex Water Co	365	16
RF Industries Ltd	300	1	SJW Group	3,343	198
Sonus Networks Inc (a)	12,398	97	York Water Co/The	6,095	215
Spok Holdings Inc	22,408	379			$2,180
Telephone & Data Systems Inc	70,459	2,054	TOTAL COMMON STOCKS		$1,179,121
TESSCO Technologies Inc	2,082	33	INVESTMENT COMPANIES - 4.81%	Shares Held	Value (000's)
United States Cellular Corp (a)	9,249	338
			Money Market Funds - 4.81%
ViaSat Inc (a)	5,257	342	Cash Account Trust - Government & Agency	334,608	335
Viavi Solutions Inc (a)	16,742	155	Portfolio - Government Cash Managed
Windstream Holdings Inc	34,345	65	First American Government Obligations Fund	59,167,566	59,167
		$12,212			$59,502
			TOTAL INVESTMENT COMPANIES		$59,502

See accompanying notes.

Schedule of Investments
SmallCap Value Fund II
October 31, 2017

PREFERRED STOCKS - 0.00%	Shares Held	Value (000's)
Holding Companies - Diversified - 0.00%
Steel Partners Holdings LP 6.00%,	507	$10
02/07/2026

TOTAL PREFERRED STOCKS		$10
Total Investments		$1,238,633
Other Assets and Liabilities - (0.12)%		$(1,520)
TOTAL NET ASSETS - 100.00%		$1,237,113

(a) Non-Income Producing Security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. Certain inputs used in the valuation may be unobservable;
however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $254 or 0.02% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		30.89%
Industrial		17.71%
Consumer, Non-cyclical		10.99%
Consumer, Cyclical		10.78%
Technology		8.04%
Energy		5.59%
Investment Companies		4.81%
Communications		4.30%
Basic Materials		3.81%
Utilities		3.18%
Government		0.01%
Diversified		0.01%
Other Assets and Liabilities		(0.12)%
TOTAL NET ASSETS		100.00%

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Russell 2000 Emini; December 2017	Long	818	$61,460	$1,553
Total				$1,553

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2017

	Principal			Principal
MUNICIPAL BONDS - 101.63%	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Alabama - 3.36%			California (continued)
Auburn University			Los Angeles Department of Water & Power
5.00%, 06/01/2038	$945	$967	Power System Revenue
Birmingham Airport Authority (credit support			5.25%, 07/01/2038	$1,000	$1,028
from AGM)			Los Angeles Unified School District/CA
5.25%, 07/01/2030(a)	1,000	1,088	5.00%, 07/01/2029	1,000	1,064
County of Jefferson AL			Metropolitan Water District of Southern
5.00%, 09/15/2034	750	861	California
Lower Alabama Gas District/The			5.00%, 07/01/2029	1,150	1,224
5.00%, 09/01/2034	6,500	7,890	Morongo Band of Mission Indians/The
Selma Industrial Development Board			6.50%, 03/01/2028(b)	500	507
6.25%, 11/01/2033	700	762	Oakland Unified School District/Alameda
		$11,568	County
Alaska - 0.47%			5.00%, 08/01/2034	2,210	2,582
Borough of Matanuska-Susitna AK (credit			Port of Los Angeles
support from AGC)			5.00%, 08/01/2031	1,240	1,321
5.50%, 09/01/2023(a)	1,500	1,618	Richmond Joint Powers Financing Authority
			6.25%, 07/01/2024	1,000	1,081
Arizona - 2.25%			Riverside Community Properties Development
Arizona Department of Transportation State			Inc
Highway Fund Revenue			6.00%, 10/15/2038	1,150	1,386
5.00%, 07/01/2026	1,500	1,539	Sacramento Area Flood Control
City of Phoenix Civic Improvement Corp			Agency (credit support from BAM)
5.00%, 07/01/2034	1,000	1,064	5.00%, 10/01/2039(a)	1,340	1,531
Navajo Nation			San Diego Unified School District/CA
5.50%, 12/01/2030(b)	1,240	1,366	0.00%, 07/01/2032(e)	5,000	3,157
Salt Verde Financial Corp			Southern California Public Power Authority
5.00%, 12/01/2032	3,105	3,753	5.25%, 07/01/2028	1,000	1,138
		$7,722	University of California
California - 16.55%			5.75%, 05/15/2025	1,380	1,479
Alum Rock Union Elementary School			West Contra Costa Unified School District
District			5.25%, 08/01/2033	1,000	1,191
5.25%, 08/01/2043	1,000	1,134			$57,149
California Educational Facilities Authority			Colorado - 2.43%
5.00%, 10/01/2038(c)	2,700	2,798	City & County of Denver CO
5.00%, 01/01/2039(c)	6,240	6,530	5.00%, 10/01/2032	2,000	2,167
California Health Facilities Financing			Denver Convention Center Hotel Authority
Authority			5.00%, 12/01/2036	1,000	1,129
5.00%, 11/15/2046(c)	1,691	1,932	Eagle County Airport Terminal Corp
California Pollution Control Financing			5.00%, 05/01/2033	2,000	2,293
Authority			5.00%, 05/01/2041	500	562
4.30%, 07/01/2040	2,000	2,093	Platte River Power Authority
California Statewide Communities			5.00%, 06/01/2026	1,135	1,204
Development Authority			Regional Transportation District
5.00%, 12/01/2036(b)	2,000	2,183	6.00%, 01/15/2041	450	493
6.25%, 11/15/2019(b)	300	315	6.50%, 01/15/2030	500	560
6.63%, 11/15/2024(b)	500	542			$8,408
California Statewide Communities			Connecticut - 2.04%
Development Authority (credit support from			Mohegan Tribal Finance Authority
FHA INS)			7.00%, 02/01/2045(b)	5,500	5,827
6.63%, 08/01/2029(a)	890	975	State of Connecticut (credit support from
California Statewide Communities			ACA)
Development Authority (credit support from			6.60%, 07/01/2024(a)	1,215	1,218
GNMA COLL)					$7,045
4.90%, 07/20/2039(a)	500	524	District of Columbia - 1.43%
City of Los Angeles Department of Airports			District of Columbia
5.00%, 05/15/2035	1,500	1,631	5.00%, 12/01/2023	1,785	1,925
City of Vernon CA Electric System Revenue			5.00%, 12/01/2024	715	771
5.13%, 08/01/2021	285	300	6.38%, 10/01/2034	1,000	1,096
5.13%, 08/01/2021	455	481	Metropolitan Washington Airports Authority
Golden State Tobacco Securitization Corp			5.00%, 10/01/2047	1,000	1,150
5.30%, 06/01/2037(d)	2,700	2,722			$4,942
5.75%, 06/01/2047	11,325	11,325	Florida - 3.29%
Golden State Tobacco Securitization			City of Lakeland FL Department of Electric
Corp (credit support from GOLDEN ST TOB			Utilities
SECURITIZATION)			5.25%, 10/01/2036	1,000	1,296
5.00%, 06/01/2033(a)	985	979	County of Miami-Dade FL Aviation
Golden State Tobacco Securitization			Revenue (credit support from AGC)
Corp (credit support from ST APPROP)			5.25%, 10/01/2033(a)	525	544
5.00%, 06/01/2033(a)	1,170	1,362	5.25%, 10/01/2033(a)	1,475	1,529
Lancaster Redevelopment Agency Successor			Escambia County Health Facilities
Agency			Authority (credit support from AMBAC)
6.50%, 08/01/2029	580	634	5.95%, 07/01/2020(a)	10	11

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2017

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Florida (continued)			Indiana (continued)
Greater Orlando Aviation Authority			Town of Shoals IN
5.00%, 10/01/2047(c)	$7,001	$7,981	7.25%, 11/01/2043	$700	$796
		$11,361			$3,642
Georgia - 1.22%			Iowa - 0.36%
Atlanta Development Authority			City of Altoona IA (credit support from CITY
6.75%, 01/01/2035	1,000	1,026	APPROP)
7.00%, 01/01/2040	2,000	2,075	5.75%, 06/01/2031(a)	1,200	1,233
City of Atlanta GA Water & Wastewater
Revenue			Kansas - 0.31%
6.00%, 11/01/2027	1,000	1,095	Kansas Development Finance Authority
		$4,196	5.50%, 11/15/2029	1,000	1,084
Idaho - 0.68%
Idaho Health Facilities Authority			Kentucky - 1.66%
6.65%, 02/15/2021(d)	2,000	2,344	Kentucky Economic Development Finance
			Authority
Illinois - 15.73%			5.38%, 08/15/2024	1,000	1,031
Chicago O'Hare International Airport			5.63%, 08/15/2027	1,000	1,031
5.00%, 01/01/2033	2,000	2,301	Kentucky Economic Development Finance
5.00%, 01/01/2052	1,500	1,664	Authority (credit support from AGC)
5.25%, 01/01/2036	2,000	2,365	6.00%, 12/01/2033(a)	1,000	1,016
City of Chicago IL			Kentucky State Property & Building
5.00%, 01/01/2034	3,000	3,056	Commission (credit support from AGC)
5.25%, 01/01/2029	2,000	2,174	5.25%, 02/01/2025(a)	885	930
6.00%, 01/01/2038	2,965	3,394	5.25%, 02/01/2025(a)	115	121
7.13%, 03/15/2022	300	300	Paducah Electric Plant Board (credit support
7.46%, 02/15/2026	675	485	from AGC)
City of Chicago IL Wastewater Transmission			5.25%, 10/01/2035(a)	1,500	1,585
Revenue					$5,714
5.00%, 01/01/2030	1,000	1,114	Louisiana - 2.46%
5.00%, 01/01/2032	1,000	1,102	Lafayette Public Trust Financing
5.00%, 01/01/2033	2,000	2,194	Authority (credit support from AGM)
City of Chicago IL Wastewater Transmission			5.25%, 10/01/2030(a)	1,000	1,114
Revenue (credit support from BHAC)			Louisiana Public Facilities Authority
5.50%, 01/01/2038(a)	1,000	1,007	0.00%, 07/01/2039(e)	417	4
City of Chicago IL Waterworks Revenue			0.00%, 07/01/2039(e)	659	7
5.00%, 11/01/2028	1,000	1,129	Louisiana Public Facilities Authority (credit
Gilberts Special Service Area No 24/IL			support from FNMA)
5.38%, 03/01/2034	283	257	0.00%, 12/01/2019(a),(e)	1,500	1,461
Illinois Finance Authority			New Orleans Aviation Board (credit support
5.00%, 02/15/2036	1,000	1,108	from AGC)
5.38%, 08/15/2024	500	536	6.00%, 01/01/2023(a)	1,000	1,056
5.75%, 08/15/2030	1,050	1,133	Parish of St John the Baptist LA
5.75%, 11/15/2037	1,500	1,503	5.13%, 06/01/2037	4,865	4,879
6.00%, 03/01/2038	1,540	1,639			$8,521
6.25%, 11/15/2035	350	379	Maryland - 0.66%
6.25%, 11/15/2035	650	716	Maryland Economic Development Corp
6.50%, 11/01/2038	1,000	1,053	5.00%, 03/31/2041	1,000	1,120
7.25%, 11/01/2038	1,000	1,061	5.75%, 06/01/2035	545	581
Illinois State Toll Highway Authority			Maryland Health & Higher Educational
5.00%, 12/01/2032	5,200	6,034	Facilities Authority
5.00%, 01/01/2040(c)	2,000	2,268	6.00%, 07/01/2041	500	583
5.25%, 01/01/2030	1,000	1,079			$2,284
Metropolitan Pier & Exposition			Massachusetts - 1.93%
Authority (credit support from NATL)
5.50%, 06/15/2029(a)	2,410	2,862	Massachusetts Bay Transportation Authority
			5.25%, 07/01/2028	2,000	2,542
Metropolitan Water Reclamation District of			Massachusetts Development Finance Agency
Greater Chicago			5.75%, 12/01/2042(d)	1,000	1,068
5.00%, 12/01/2028	5,000	5,952	Massachusetts Educational Financing
State of Illinois			Authority
5.50%, 07/01/2027	3,410	3,767	4.90%, 07/01/2028	1,890	1,973
United City of Yorkville IL			Massachusetts State College Building
5.75%, 03/01/2028	500	501	Authority (credit support from ST APPROP)
		$54,133	5.50%, 05/01/2039(a)	1,000	1,065
Indiana - 1.06%					$6,648
Indiana Finance Authority			Michigan - 0.81%
5.00%, 10/01/2044	700	751	City of Detroit MI Sewage Disposal System
5.38%, 11/01/2032	1,000	1,038	Revenue (credit support from AGM)
Indiana Municipal Power Agency			7.00%, 07/01/2027(a)	1,500	1,639
6.00%, 01/01/2039	1,000	1,057	Wayne County Airport Authority
			5.00%, 12/01/2045	1,000	1,137
					$2,776

See accompanying notes.

Schedule of Investments Tax-Exempt Bond Fund October 31, 2017

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Minnesota - 0.99%			New York (continued)
City of Minneapolis MN			New York Liberty Development Corp (credit
6.75%, 11/15/2032	$500	$529	support from GO OF AUTH)
City of Minneapolis MN (credit support from			5.00%, 12/15/2041(a)	$1,000	$1,123
AGC)			New York State Dormitory Authority (credit
6.50%, 11/15/2038(a)	835	877	support from AGC ST AID WITHHLDG)
City of Rochester MN			5.00%, 10/01/2023(a)	1,860	1,998
5.00%, 11/15/2034	1,600	2,035	5.00%, 10/01/2023(a)	140	150
		$3,441	New York State Thruway Authority
Missouri - 0.56%			5.25%, 01/01/2056	4,395	5,089
City of St Louis MO Airport Revenue (credit			New York Transportation Development Corp
support from NATL)			5.00%, 08/01/2021	3,500	3,823
5.50%, 07/01/2028(a)	1,500	1,919	5.25%, 01/01/2050	3,125	3,464
			Tompkins County Development Corp
Nebraska - 0.90%			5.00%, 07/01/2027	490	516
Municipal Energy Agency of Nebraska (credit			Westchester County Local Development
support from BHAC)			Corp
5.13%, 04/01/2029(a)	1,000	1,055	5.00%, 11/01/2046	2,400	2,600
Omaha Public Power District					$32,400
5.50%, 02/01/2039	1,000	1,011	North Carolina - 0.33%
University of Nebraska			City of Raleigh NC Combined Enterprise
5.25%, 07/01/2039	1,000	1,048	System Revenue
		$3,114	5.00%, 03/01/2031	1,000	1,122
Nevada - 1.55%
County of Clark Department of Aviation			Ohio - 5.55%
5.13%, 07/01/2034	1,000	1,078	American Municipal Power Inc
Las Vegas Redevelopment Agency			5.25%, 02/15/2033	2,575	2,912
5.00%, 06/15/2040	3,850	4,282	Buckeye Tobacco Settlement Financing
		$5,360	Authority
New Hampshire - 0.30%			6.00%, 06/01/2042	2,000	1,900
City of Manchester NH General Airport			Buckeye Tobacco Settlement Financing
Revenue (credit support from AGM)			Authority (credit support from BUCKEYE
5.13%, 01/01/2030(a)	1,000	1,027	OHIO TOB SETTLEMENT)
			5.75%, 06/01/2034(a)	4,500	4,221
New Jersey - 3.06%			City of Cincinnati OH
Casino Reinvestment Development Authority			5.00%, 12/01/2032	815	929
5.25%, 11/01/2039	750	786	County of Hamilton OH
New Jersey Economic Development			5.00%, 01/01/2036	2,435	2,619
Authority			5.00%, 01/01/2046	2,500	2,671
3.35%, 07/15/2036	2,500	2,275	Ohio Air Quality Development Authority
5.00%, 09/01/2034	1,000	1,068	3.75%, 12/01/2023(d)	3,000	1,481
5.75%, 04/01/2031	1,005	1,129	Ohio Housing Finance Agency (credit support
5.75%, 06/01/2031	550	597	from GNMA/FNMA/FHLMC)
New Jersey Transportation Trust Fund			5.20%, 09/01/2029(a)	360	370
Authority			State of Ohio
5.25%, 06/15/2032	2,000	2,190	3.25%, 01/01/2035	2,130	2,086
5.25%, 06/15/2034	2,250	2,475			$19,189
		$10,520	Oklahoma - 0.77%
New York - 9.39%			Oklahoma Development Finance Authority
Brooklyn Arena Local Development Corp			5.00%, 08/01/2047	1,750	1,908
6.38%, 07/15/2043	1,400	1,561	Tulsa Airports Improvement Trust
Hudson Yards Infrastructure Corp			5.00%, 06/01/2035(d)	700	764
5.75%, 02/15/2047	1,545	1,768			$2,672
5.75%, 02/15/2047	955	1,088	Pennsylvania - 1.42%
Metropolitan Transportation Authority			Pennsylvania Economic Development
5.25%, 11/15/2030	1,500	1,624	Financing Authority
MTA Hudson Rail Yards Trust Obligations			6.00%, 06/01/2031	500	501
5.00%, 11/15/2056	500	561	Pennsylvania Turnpike Commission
New York City Industrial Development			5.00%, 12/01/2046	3,000	3,319
Agency (credit support from AGC)			5.75%, 12/01/2028(d)	175	198
6.13%, 01/01/2029(a)	1,000	1,058	5.75%, 12/01/2028(d)	245	278
New York City Transitional Finance Authority			6.00%, 12/01/2034(d)	65	74
Building Aid Revenue (credit support from			6.00%, 12/01/2034(d)	80	91
ST AID WITHHLDG)			6.00%, 12/01/2034(d)	355	406
5.25%, 01/15/2039(a)	2,145	2,249			$4,867
New York Counties Tobacco Trust VI			South Carolina - 2.08%
5.00%, 06/01/2031	215	239	South Carolina Jobs-Economic Development
5.00%, 06/01/2036	740	804	Authority
5.00%, 06/01/2041	400	428	5.25%, 11/15/2047	1,500	1,576
New York Liberty Development Corp			South Carolina Jobs-Economic Development
5.00%, 11/15/2031	1,000	1,128	Authority (credit support from AGC)
5.00%, 09/15/2040	1,000	1,129	5.38%, 02/01/2029(a)	1,000	1,052

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2017

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
South Carolina (continued)			Washington (continued)
South Carolina Public Service Authority			Washington Health Care Facilities Authority
5.25%, 12/01/2055	$4,000	$4,516	7.38%, 03/01/2038	$1,000	$1,082
		$7,144	Washington Health Care Facilities
South Dakota - 0.44%			Authority (credit support from AGM)
Oglala Sioux Tribe			5.50%, 08/15/2038(a)	1,000	1,031
5.75%, 10/01/2025(b)	1,500	1,513	Washington Higher Education Facilities
			Authority
Tennessee - 1.71%			5.63%, 10/01/2040	1,000	1,083
Metropolitan Government Nashville &					$4,256
Davidson County Health & Educational Facs			West Virginia - 0.39%
Bd			West Virginia Hospital Finance Authority
5.00%, 07/01/2040	4,250	4,777	5.50%, 06/01/2034	1,250	1,334
5.00%, 07/01/2048	1,000	1,119
		$5,896	Wisconsin - 1.78%
Texas - 8.77%			City of Superior WI (credit support from GO
Capital Area Cultural Education Facilities			OF CORP)
Finance Corp			5.38%, 11/01/2021(a)	750	752
6.13%, 04/01/2045(d)	1,000	1,086	Public Finance Authority
Central Texas Turnpike System			4.00%, 08/01/2035	1,580	1,531
5.00%, 08/15/2031	1,285	1,463	5.25%, 04/01/2030	1,400	1,509
City of Houston TX Airport System Revenue			State of Wisconsin (credit support from ST
5.00%, 07/01/2029	2,000	2,192	APPROP)
Harris County Industrial Development Corp			5.38%, 05/01/2025(a)	125	133
5.00%, 02/01/2023	400	431	5.38%, 05/01/2025(a)	875	931
Harris County-Houston Sports Authority			Wisconsin Health & Educational Facilities
5.00%, 11/15/2030	3,000	3,446	Authority
Metropolitan Transit Authority of Harris			6.38%, 02/15/2029	500	533
County			6.63%, 02/15/2039	720	770
5.00%, 11/01/2033	2,435	2,888			$6,159
New Hope Cultural Education Facilities			TOTAL MUNICIPAL BONDS		$350,490
Finance Corp			Total Investments		$350,490
5.00%, 07/01/2047	3,000	2,968	Liability for Floating Rate Notes Issued in Conjunction with
North Texas Tollway Authority			Securities Held - (3.62)%
5.00%, 01/01/2045	1,000	1,118	Notes with an interest rate of 0.93% - 1.10% at $	(12,471)	$(12,471)
5.00%, 01/01/2048(f)	1,000	1,133	October 31, 2017 and contractual maturity of
5.63%, 01/01/2033	180	181	collateral from 2018-2025.(g)
5.75%, 01/01/2033	1,130	1,139	Total Net Investments		$338,019
Port Beaumont Navigation District			Other Assets and Liabilities - 1.99%		$6,852
7.25%, 02/01/2036(b),(d)	4,000	4,105	TOTAL NET ASSETS - 100.00%		$344,871
Sea Breeze Public Facility Corp
6.50%, 01/01/2046	100	103
Tarrant County Cultural Education Facilities			(a)	Credit support indicates investments that benefit from credit enhancement
Finance Corp			or liquidity support provided by a third party bank, institution, or
5.00%, 11/15/2037	2,060	2,323	government agency.
6.00%, 11/15/2027	2,250	2,429	(b)	Security exempt from registration under Rule 144A of the Securities Act of
Tarrant County Cultural Education Facilities			1933. These securities may be resold in transactions exempt from
Finance Corp (credit support from AGC)			registration, normally to qualified institutional buyers. At the end of the
6.25%, 07/01/2028(a)	1,000	1,052	period, the value of these securities totaled $17,867 or 5.19% of net assets.
Texas A&M University			(c)	Security or portion of underlying security related to Inverse Floaters
5.00%, 05/15/2027	1,000	1,059	entered into by the Fund. See Notes to Financial Statements for additional
Texas Private Activity Bond Surface			information.
Transportation Corp			(d)	Certain variable rate securities are not based on a published reference
7.00%, 12/31/2038	1,000	1,177	rate and spread but are determined by the issuer or agent and are based
		$30,293	on current market conditions. These securities do not indicate a reference
Utah - 0.44%			rate and spread in their description.
Utah Charter School Finance Authority (credit			(e) Non-Income Producing Security
support from UT CSCE)			(f) Security purchased on a when-issued basis.
5.25%, 06/15/2037(a),(b)	1,500	1,509	(g)	Floating rate securities. The interest rate(s) shown reflect the rates in
			effect at October 31, 2017.
Virginia - 1.27%
County of Botetourt VA
6.00%, 07/01/2034	1,000	1,089
6.00%, 07/01/2044	1,000	1,072
Roanoke Economic Development Authority
6.63%, 12/01/2044	1,295	1,412
Washington County Industrial Development
Authority/VA
7.50%, 07/01/2029	750	794
		$4,367
Washington - 1.23%
FYI Properties
5.50%, 06/01/2039	1,000	1,060

See accompanying notes.

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2017

Portfolio Summary (unaudited)
Sector	Percent
Revenue Bonds	59.21%
Prerefunded	17.50%
Insured	14.21%
General Obligation Unlimited	8.25%
Tax Allocation	1.24%
Special Tax	0.66%
Special Assessment	0.33%
Certificate Participation	0.23%
Liability For Floating Rate Notes Issued	(3.62)%
Other Assets and Liabilities	1.99%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Glossary to the Schedule of Investments
October 31, 2017

Currency Abbreviations ARS BRL CAD CLP CNH CNY COP CZK DOP EGP EUR GBP HKD HUF IDR INR JPY MXN MYR NGN NZD PEN PLN RON RUB SEK TRY USD/$ UYU ZAR

Argentine Peso

Brazilian Real

Canadian Dollar

Chilean Peso

Chinese Renminbi

Chinese Renminbi

Colombian Peso

Czech Koruna

Dominican Peso

Egyptian Pound

Euro

British Pound Sterling

Hong Kong Dollar

Hungarian Forint

Indonesian Rupiah

Indian Rupee

Japanese Yen

Mexican Peso

Malaysian Ringgit

Nigerian Naira

New Zealand Dollar

Peruvian Nuevo Sol

Polish Zloty

Romanian New Leu

Russian Rouble

Swedish Krona

Turkish Lira

United States Dollar

Uruguayan Peso

South African Rand

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
CALIFORNIA MUNICIPAL FUND
Class A shares
2017	$10.68	$0.36	($0.17)	$0.19	($0.34)	($0.34)	$10.53	1.82%
2016	10.46	0.36	0.21	0.57	(0.35)	(0.35)	10.68	5.50
2015	10.51	0.41	(0.03)	0.38	(0.43)	(0.43)	10.46	3.67
2014	9.75	0.43	0.74	1.17	(0.41)	(0.41)	10.51	12.28
2013	10.45	0.43	(0.69)	(0.26)	(0.44)	(0.44)	9.75	(2.57)
Class C shares
2017	10.70	0.28	(0.18)	0.10	(0.25)	(0.25)	10.55	0.99
2016	10.48	0.26	0.22	0.48	(0.26)	(0.26)	10.70	4.60
2015	10.53	0.31	(0.03)	0.28	(0.33)	(0.33)	10.48	2.70
2014	9.77	0.33	0.74	1.07	(0.31)	(0.31)	10.53	11.15
2013	10.47	0.33	(0.70)	(0.37)	(0.33)	(0.33)	9.77	(3.57)
CORE PLUS BOND FUND
Class A shares
2017	11.05	0.28	(0.07)	0.21	(0.28)	(0.28)	10.98	1.96
2016	10.80	0.24	0.23	0.47	(0.22)	(0.22)	11.05	4.40
2015	10.97	0.24	(0.17)	0.07	(0.24)	(0.24)	10.80	0.63
2014	10.80	0.23	0.20	0.43	(0.26)	(0.26)	10.97	4.02
2013	11.09	0.24	(0.30)	(0.06)	(0.23)	(0.23)	10.80	(0.52)
Class C shares
2017	11.05	0.18	(0.05)	0.13	(0.19)	(0.19)	10.99	1.17
2016	10.80	0.15	0.23	0.38	(0.13)	(0.13)	11.05	3.50
2015	10.97	0.14	(0.16)	(0.02)	(0.15)	(0.15)	10.80	(0.23)
2014	10.80	0.14	0.19	0.33	(0.16)	(0.16)	10.97	3.12
2013	11.09	0.15	(0.30)	(0.15)	(0.14)	(0.14)	10.80	(1.33)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Expenses to		Ratio of Net
	Expenses to		Average Net Assets		Investment Income
Net Assets, End of	Average Net		(Excluding Interest		to Average Net	Portfolio
Period (in thousands)	Assets		Expense and Fees)		Assets	Turnover Rate

$292,217	0.82%		0.77	%(c)	3.48%	39.8%
334,431	0.82		0.77	(c)	3.31	27.9
201,572	0.81		0.78	(c)	3.92	26.6
215,618	0.81		0.77	(c)	4.25	28.7
163,521	0.81		0.77	(c)	4.25	20.4

39,252	1.64		1.59	(c)	2.66	39.8
48,468	1.65		1.60	(c)	2.43	27.9
16,014	1.74		1.71	(c)	2.99	26.6
11,563	1.79		1.75	(c)	3.27	28.7
8,301	1.84		1.80	(c)	3.23	20.4

90,713	0.88	(d)	N/A		2.55	128.3
95,813	0.88	(d)	N/A		2.20	168.4
96,057	0.88	(d)	N/A		2.16	208.3
101,747	0.88	(d)	N/A		2.15	204.5
106,666	0.94	(d)	N/A		2.16	205.6

8,584	1.75	(d)	N/A		1.68	128.3
9,228	1.75	(d)	N/A		1.33	168.4
7,020	1.75	(d)	N/A		1.28	208.3
6,654	1.75	(d)	N/A		1.28	204.5
6,967	1.75	(d)	N/A		1.35	205.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2017	$11.35	$0.11	$2.63	$2.74	($0.13)	($0.13)	$13.96	24.41%
2016	11.55	0.13	(0.22)	(0.09)	(0.11)	(0.11)	11.35	(0.78)
2015	11.96	0.15	(0.44)	(0.29)	(0.12)	(0.12)	11.55	(2.39)
2014	11.79	0.13	0.22	0.35	(0.18)	(0.18)	11.96	2.94
2013	9.88	0.14	1.93	2.07	(0.16)	(0.16)	11.79	21.15
Class C shares
2017	11.30	0.02	2.64	2.66	(0.04)	(0.04)	13.92	23.60
2016	11.51	0.06	(0.23)	(0.17)	(0.04)	(0.04)	11.30	(1.49)
2015	11.91	0.06	(0.43)	(0.37)	(0.03)	(0.03)	11.51	(3.12)
2014	11.77	0.04	0.21	0.25	(0.11)	(0.11)	11.91	2.10
2013	9.86	0.07	1.93	2.00	(0.09)	(0.09)	11.77	20.47

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$256,761	1.35%		0.92%	46.7%
221,880	1.36		1.21	48.2
242,162	1.35		1.28	51.7
255,248	1.33		1.10	67.0
263,419	1.40		1.34	76.9

16,331	2.08	(c)	0.18	46.7
13,511	2.08	(c)	0.51	48.2
14,376	2.08	(c)	0.55	51.7
13,125	2.08	(c)	0.36	67.0
12,440	2.08	(c)	0.64	76.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
EQUITY INCOME FUND
Class A shares
2017		$26.69	$0.56	$5.28	$5.84	($0.46)	($0.52)	($0.98)	$31.55
2016		25.80	0.56	0.86	1.42	(0.53)	–	(0.53)	26.69
2015		26.27	0.54	(0.50)	0.04	(0.51)	–	(0.51)	25.80
2014		23.14	0.56	3.04	3.60	(0.47)	–	(0.47)	26.27
2013		19.47	0.55	3.65	4.20	(0.53)	–	(0.53)	23.14
Class C shares
2017		26.07	0.33	5.16	5.49	(0.26)	(0.52)	(0.78)	30.78
2016		25.22	0.36	0.83	1.19	(0.34)	–	(0.34)	26.07
2015		25.69	0.34	(0.49)	(0.15)	(0.32)	–	(0.32)	25.22
2014		22.65	0.37	2.96	3.33	(0.29)	–	(0.29)	25.69
2013		19.07	0.38	3.58	3.96	(0.38)	–	(0.38)	22.65
FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND
Class A shares
2017		10.14	0.41	0.44	0.85	(0.44)	(0.11)	(0.55)	10.44
2016	(d)	10.00	0.13	0.13	0.26	(0.12)	–	(0.12)	10.14

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

				Ratio of Expenses to
				Average Net Assets
				(Excluding
		Ratio of		Dividends and	Ratio of Net
		Expenses to		Interest Expense on	Investment Income
	Net Assets, End of	Average Net		Short Sales and Short	to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Sale Fees)	Assets		Turnover Rate

22.32%	$962,989	0.89%		N/A	1.90%		23.3%
5.56	891,633	0.91		N/A	2.15		16.4
0.16	942,277	0.91		N/A	2.06		15.8
15.66	990,916	0.89		N/A	2.26		14.5
21.87	916,224	0.93		N/A	2.57		16.4

21.42	189,509	1.63		N/A	1.16		23.3
4.76	181,177	1.65		N/A	1.41		16.4
(0.57)	189,402	1.64		N/A	1.32		15.8
14.79	191,198	1.63		N/A	1.51		14.5
21.01	160,568	1.66		N/A	1.83		16.4

8.63	488	1.48	(c)	1.47%(g)	4.00		465.3
2.56 (e)	101	1.47 (c)	,(f)	N/A	4.23	(f)	511.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from July 11, 2016, date shares first offered, through October 31, 2016.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes dividends and interest expense on short sales and short sale fees. See “Operating Policies” in notes to financial statements.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL DIVERSIFIED INCOME FUND
Class A shares
2017		$13.72	$0.69	$0.46	$1.15	($0.71)	$–	($0.71)	$14.16
2016		13.59	0.70	0.14	0.84	(0.71)	–	(0.71)	13.72
2015		14.76	0.65	(0.86)	(0.21)	(0.61)	(0.35)	(0.96)	13.59
2014		14.23	0.63	0.51	1.14	(0.61)	–	(0.61)	14.76
2013		14.14	0.67	0.20	0.87	(0.66)	(0.12)	(0.78)	14.23
Class C shares
2017		13.64	0.59	0.44	1.03	(0.60)	–	(0.60)	14.07
2016		13.51	0.60	0.14	0.74	(0.61)	–	(0.61)	13.64
2015		14.69	0.54	(0.87)	(0.33)	(0.50)	(0.35)	(0.85)	13.51
2014		14.17	0.52	0.51	1.03	(0.51)	–	(0.51)	14.69
2013		14.08	0.55	0.22	0.77	(0.56)	(0.12)	(0.68)	14.17
Class T shares
2017	(f)	13.93	0.24	0.23	0.47	(0.23)	–	(0.23)	14.17
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
2017		8.35	0.09	0.68	0.77	(0.22)	(0.03)	(0.25)	8.87
2016		8.75	0.11	(0.16)	(0.05)	(0.19)	(0.16)	(0.35)	8.35
2015		8.72	0.10	0.21	0.31	(0.23)	(0.05)	(0.28)	8.75
2014		8.30	0.10	0.76	0.86	(0.16)	(0.28)	(0.44)	8.72
2013		7.83	0.11	0.94	1.05	(0.43)	(0.15)	(0.58)	8.30
Class C shares
2017		8.11	0.02	0.66	0.68	(0.18)	(0.03)	(0.21)	8.58
2016		8.50	0.04	(0.14)	(0.10)	(0.13)	(0.16)	(0.29)	8.11
2015		8.50	0.03	0.20	0.23	(0.18)	(0.05)	(0.23)	8.50
2014		8.12	0.03	0.74	0.77	(0.11)	(0.28)	(0.39)	8.50
2013		7.67	0.04	0.93	0.97	(0.37)	(0.15)	(0.52)	8.12

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

					Ratio of Expenses to
					Average Net Assets
					(Excluding
			Ratio of		Dividends and		Ratio of Net
			Expenses to		Interest Expense on		Investment Income
		Net Assets, End of	Average Net		Short Sales and Short		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Sale Fees)		Assets		Turnover Rate

8.63%		$1,916,690	1.09%		1.06%	(c)	5.01%		120.1%
6.50		2,088,052	1.19		1.09	(c)	5.28		101.1
(1.49)		2,353,934	1.09		1.08	(c)	4.64		76.9
8.18		2,466,867	1.17	(d)	1.08	(c)	4.33		83.4
6.40		2,658,057	1.15	(d)	1.10	(c)	4.71		79.0

7.79		2,263,619	1.85		1.82	(c)	4.25		120.1
5.67	(e)	2,417,920	1.95		1.85	(c)	4.52		101.1
(2.17	) (e)	2,677,807	1.85		1.84	(c)	3.88		76.9
7.27	(e)	2,766,661	1.92	(d)	1.83	(c)	3.56		83.4
5.65		2,372,549	1.91	(d)	1.86	(c)	3.94		79.0

3.44 (g)	,(h)	10	1.12	(i)	1.09	(i)	4.46	(i)	120.1	(i)

9.53		134,866	1.33		N/A		1.07		67.3
(0.50)		164,926	1.32		N/A		1.26		54.7
3.59		146,690	1.32	(d)	N/A		1.11		47.5
11.07		102,093	1.32	(d)	N/A		1.16		29.3
13.94		70,426	1.37	(d)	N/A		1.40		52.4

8.55		36,680	2.12	(d)	N/A		0.29		67.3
(1.18)		51,053	2.11	(d)	N/A		0.49		54.7
2.75		59,807	2.09	(d)	N/A		0.35		47.5
10.08		47,399	2.14	(d)	N/A		0.33		29.3
13.19		24,808	2.20	(d)	N/A		0.53		52.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(f)	Period from June 12, 2017, date shares first offered, through October 31, 2017.
(g)	Total return amounts have not been annualized.
(h)	During 2017, the Class experienced a significant one time gain of approximately $0.07/share as a result of a particular set of shareholder activity and the impact of the dividend reinvestment. If such gain had not been recognized, the total return amounts expressed herein would have been lower.
(i)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
2017	$10.84	$0.30	($0.35)	($0.05)	($0.37)	($0.37)	$10.42	(0.45)%
2016	10.93	0.32	(0.02)	0.30	(0.39)	(0.39)	10.84	2.79
2015	11.03	0.26	(0.06)	0.20	(0.30)	(0.30)	10.93	1.80
2014	10.98	0.24	0.13	0.37	(0.32)	(0.32)	11.03	3.39
2013	11.37	0.24	(0.31)	(0.07)	(0.32)	(0.32)	10.98	(0.61)
Class C shares
2017	10.83	0.21	(0.35)	(0.14)	(0.28)	(0.28)	10.41	(1.33)
2016	10.92	0.23	(0.02)	0.21	(0.30)	(0.30)	10.83	1.91
2015	11.02	0.15	(0.04)	0.11	(0.21)	(0.21)	10.92	0.97
2014	10.97	0.15	0.12	0.27	(0.22)	(0.22)	11.02	2.52
2013	11.36	0.15	(0.31)	(0.16)	(0.23)	(0.23)	10.97	(1.44)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of				Ratio of Net
	Expenses to		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		Expenses to Average		to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets		Assets	Turnover Rate

$273,038	0.81%		0.91	%(c)	2.85%	22.6%
312,158	0.81		0.91	(c)	2.89	31.4
291,241	0.80		0.90	(c)	2.32	31.0
316,531	0.79		0.89	(c)	2.22	32.8
387,828	0.79		0.89	(c)	2.17	41.1

49,114	1.63	(d)	–		2.04	22.6
62,811	1.63	(d)	–		2.08	31.4
54,699	1.63	(d)	–		1.40	31.0
59,847	1.63	(d)	–		1.38	32.8
82,486	1.63	(d)	–		1.33	41.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND
Class A shares
2017		$7.24	$0.38	$0.30	$0.68	($0.37)	$–	($0.37)	$7.55
2016		7.16	0.40	0.11	0.51	(0.43)	–	(0.43)	7.24
2015		7.72	0.40	(0.47)	(0.07)	(0.41)	(0.08)	(0.49)	7.16
2014		7.94	0.43	(0.03)	0.40	(0.46)	(0.16)	(0.62)	7.72
2013		7.84	0.49	0.19	0.68	(0.51)	(0.07)	(0.58)	7.94
Class C shares
2017		7.31	0.33	0.31	0.64	(0.32)	–	(0.32)	7.63
2016		7.23	0.35	0.11	0.46	(0.38)	–	(0.38)	7.31
2015		7.78	0.35	(0.47)	(0.12)	(0.35)	(0.08)	(0.43)	7.23
2014		8.01	0.38	(0.04)	0.34	(0.41)	(0.16)	(0.57)	7.78
2013		7.90	0.44	0.19	0.63	(0.45)	(0.07)	(0.52)	8.01
Class T shares
2017	(c)	7.44	0.14	0.05	0.19	(0.13)	–	(0.13)	7.50
HIGH YIELD FUND I
Class A shares
2017		9.80	0.48	0.16	0.64	(0.47)	–	(0.47)	9.97
2016		9.64	0.51	0.16	0.67	(0.51)	–	(0.51)	9.80
2015		10.49	0.51	(0.75)	(0.24)	(0.53)	(0.08)	(0.61)	9.64
2014		10.76	0.54	(0.06)	0.48	(0.54)	(0.21)	(0.75)	10.49
2013	(g)	10.70	0.36	0.07	0.43	(0.37)	–	(0.37)	10.76

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets		Turnover Rate

9.63%	$851,070	0.91%		5.12%		51.2%
7.55	933,518	0.90		5.74		42.7
(0.90)	1,039,461	0.88		5.42		45.1
5.32	1,192,803	0.93		5.53		51.7
8.90	1,964,696	0.92		6.21		69.6

8.89	339,347	1.63		4.40		51.2
6.68	382,177	1.65		5.00		42.7
(1.50)	415,004	1.63		4.69		45.1
4.42	502,489	1.62		4.82		51.7
8.18	552,250	1.63		5.50		69.6

2.61 (d)	10	0.90	(e)	5.01	(e)	51.2	(e)

6.67	6,031	1.05	(f)	4.80		104.8
7.31	5,426	1.05	(f)	5.36		51.5
(2.37)	3,981	1.05	(f)	4.96		49.6
4.56	2,661	1.05	(f)	5.09		43.2
4.11 (d)	33,001	1.05 (e)	,(f)	5.07	(e)	67.0	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 12, 2017, date shares first offered, through October 31, 2017.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Period from March 1, 2013, date shares first offered, through October 31, 2013.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INCOME FUND
Class A shares
2017	$9.64	$0.25	($0.05)	$0.20	($0.28)	$–	($0.28)	$9.56
2016	9.48	0.27	0.21	0.48	(0.32)	–	(0.32)	9.64
2015	9.76	0.27	(0.26)	0.01	(0.29)	–	(0.29)	9.48
2014	9.65	0.32	0.13	0.45	(0.34)	–	(0.34)	9.76
2013	9.98	0.34	(0.31)	0.03	(0.36)	–	(0.36)	9.65
Class C shares
2017	9.69	0.18	(0.05)	0.13	(0.20)	–	(0.20)	9.62
2016	9.53	0.19	0.21	0.40	(0.24)	–	(0.24)	9.69
2015	9.81	0.20	(0.27)	(0.07)	(0.21)	–	(0.21)	9.53
2014	9.70	0.24	0.13	0.37	(0.26)	–	(0.26)	9.81
2013	10.03	0.26	(0.30)	(0.04)	(0.29)	–	(0.29)	9.70
INFLATION PROTECTION FUND
Class A shares
2017	8.62	0.11	(0.20)	(0.09)	(0.06)	–	(0.06)	8.47
2016	8.29	0.03	0.36	0.39	(0.06)	–	(0.06)	8.62
2015	8.62	0.01	(0.23)	(0.22)	(0.11)	–	(0.11)	8.29
2014	8.69	0.05	0.04	0.09	–	(0.16)	(0.16)	8.62
2013	9.32	0.02	(0.63)	(0.61)	(0.02)	–	(0.02)	8.69
Class C shares
2017	8.25	0.05	(0.18)	(0.13)	(0.05)	–	(0.05)	8.07
2016	7.99	(0.03)	0.33	0.30	(0.04)	–	(0.04)	8.25
2015	8.36	(0.10)	(0.18)	(0.28)	(0.09)	–	(0.09)	7.99
2014	8.50	(0.02)	0.04	0.02	–	(0.16)	(0.16)	8.36
2013	9.16	(0.05)	(0.61)	(0.66)	–	–	–	8.50

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of		Ratio of Net
			Expenses to		Investment Income
		Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)		Period (in thousands)	Assets		Assets	Turnover Rate

2.13%		$254,848	0.87%		2.67%	12.5%
5.12		273,241	0.88		2.81	12.9
0.06		265,113	0.87		2.82	11.5
4.77		272,809	0.86		3.26	11.3
0.36		293,396	0.89		3.43	20.7

1.40		62,012	1.68		1.86	12.5
4.25		66,576	1.69		2.00	12.9
(0.73)		64,349	1.66		2.02	11.5
3.90		65,027	1.67		2.45	11.3
(0.42)		73,328	1.67		2.65	20.7

(0.87	) (c)	11,735	0.90	(d)	1.31	60.9
4.72		13,910	0.90	(d)	0.30	62.0
(2.62)		13,490	0.90	(d)	0.09	54.5
1.07		15,296	0.90	(d)	0.55	101.6
(6.52)		18,098	0.90	(d)	0.24	100.9

(1.56)		3,276	1.65	(d)	0.58	60.9
3.83		3,850	1.65	(d)	(0.39)	62.0
(3.36)		3,834	1.65	(d)	(1.20)	54.5
0.25		4,222	1.65	(d)	(0.18)	101.6
(7.21)		5,259	1.65	(d)	(0.52)	100.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
2017		$22.74	$0.23	$6.40	$6.63	($0.20)	($0.20)	$29.17	29.49%
2016		21.37	0.11	1.32	1.43	(0.06)	(0.06)	22.74	6.75
2015		25.01	0.19	(3.56)	(3.37)	(0.27)	(0.27)	21.37	(13.56)
2014		25.11	0.18	(0.23)	(0.05)	(0.05)	(0.05)	25.01	(0.18)
2013		24.52	0.18	0.65	0.83	(0.24)	(0.24)	25.11	3.34
Class C shares
2017		21.61	(0.03)	6.10	6.07	–	–	27.68	28.19	(e)
2016		20.45	(0.10)	1.26	1.16	–	–	21.61	5.62	(e)
2015		23.96	(0.06)	(3.39)	(3.45)	(0.06)	(0.06)	20.45	(14.43)
2014		24.24	(0.05)	(0.23)	(0.28)	–	–	23.96	(1.16)
2013		23.69	(0.06)	0.61	0.55	–	–	24.24	2.32
INTERNATIONAL FUND I
Class A shares
2017		12.99	0.12	3.55	3.67	(0.06)	(0.06)	16.60	28.41
2016		13.45	0.07	(0.45)	(0.38)	(0.08)	(0.08)	12.99	(2.91	) (e)
2015		13.63	0.14	(0.01)	0.13	(0.31)	(0.31)	13.45	0.96	(e)
2014	(f)	13.71	–	(0.08)	(0.08)	–	–	13.63	(0.51) (e),(g)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$98,679	1.62%(c),(d)		0.90%		97.4%
77,283	1.75	(c)	0.53		120.3
78,797	1.75	(c)	0.79		88.4
93,053	1.76	(c)	0.71		114.7
100,585	1.82		0.73		117.2

13,144	2.67 (c)	,(d)	(0.14)		97.4
9,220	2.80	(c)	(0.51)		120.3
9,388	2.80	(c)	(0.25)		88.4
10,906	2.70	(c)	(0.20)		114.7
10,913	2.80	(c)	(0.25)		117.2

6,867	1.45	(c)	0.84		66.6
3,992	1.45	(c)	0.54		69.9
5,303	1.45	(c)	1.02		52.8
771	1.45 (c)	,(h)	(0.01	) (h)	128.4	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Includes .01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(f)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP GROWTH FUND
Class A shares
2017		$9.46	($0.01)	$2.33	$2.32	($0.01)	($1.25)	($1.26)	$10.52
2016		10.94	–	(0.40)	(0.40)	–	(1.08)	(1.08)	9.46
2015		11.55	(0.02)	0.63	0.61	–	(1.22)	(1.22)	10.94
2014		11.25	(0.02)	1.53	1.51	–	(1.21)	(1.21)	11.55
2013		8.68	0.02	2.56	2.58	(0.01)	–	(0.01)	11.25
Class C shares
2017		8.53	(0.08)	2.07	1.99	–	(1.25)	(1.25)	9.27
2016		10.06	(0.08)	(0.37)	(0.45)	–	(1.08)	(1.08)	8.53
2015		10.79	(0.10)	0.59	0.49	–	(1.22)	(1.22)	10.06
2014		10.67	(0.10)	1.43	1.33	–	(1.21)	(1.21)	10.79
2013		8.30	(0.07)	2.44	2.37	–	–	–	10.67
LARGECAP GROWTH FUND I
Class A shares
2017		11.79	(0.05)	3.41	3.36	–	(0.53)	(0.53)	14.62
2016		13.31	(0.05)	0.02	(0.03)	–	(1.49)	(1.49)	11.79
2015		13.47	(0.06)	1.17	1.11	–	(1.27)	(1.27)	13.31
2014		12.70	(0.06)	1.60	1.54	–	(0.77)	(0.77)	13.47
2013	(d)	10.52	(0.04)	2.22	2.18	–	–	–	12.70

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets		Turnover Rate

28.35%	$379,271	1.12%		(0.10)%		80.0%
(4.09)	328,689	1.11		(0.02)		62.5
5.96	380,233	1.07		(0.19)		54.1
14.61	374,202	1.07		(0.17)		57.7
29.76	351,128	1.19		0.17		79.3

27.42	15,650	1.99		(0.97)		80.0
(5.03)	15,327	1.98		(0.89)		62.5
5.20	18,986	1.90		(1.03)		54.1
13.62	16,043	1.91		(1.02)		57.7
28.55	14,370	2.05		(0.71)		79.3

29.68	23,722	1.16	(c)	(0.36)		38.5
(0.21)	22,488	1.15	(c)	(0.41)		32.8
9.22	14,606	1.25	(c)	(0.50)		39.3
12.70	6,464	1.25	(c)	(0.47)		38.4
20.72 (e)	1,727	1.25 (c)	,(f)	(0.52	) (f)	37.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from March 1, 2013, date shares first offered, through October 31, 2013.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP S&P 500 INDEX FUND
Class A shares
2017	$15.02	$0.26	$3.14	$3.40	($0.26)	($0.20)	($0.46)	$17.96
2016	14.79	0.25	0.32	0.57	(0.22)	(0.12)	(0.34)	15.02
2015	14.35	0.23	0.44	0.67	(0.22)	(0.01)	(0.23)	14.79
2014	12.46	0.20	1.86	2.06	(0.17)	–	(0.17)	14.35
2013	10.01	0.18	2.42	2.60	(0.15)	–	(0.15)	12.46
Class C shares
2017	14.69	0.12	3.08	3.20	(0.15)	(0.20)	(0.35)	17.54
2016	14.49	0.13	0.31	0.44	(0.12)	(0.12)	(0.24)	14.69
2015	14.08	0.11	0.44	0.55	(0.13)	(0.01)	(0.14)	14.49
2014	12.29	0.09	1.82	1.91	(0.12)	–	(0.12)	14.08
2013	9.89	0.09	2.41	2.50	(0.10)	–	(0.10)	12.29
LARGECAP VALUE FUND
Class A shares
2017	11.46	0.17	2.08	2.25	(0.23)	(0.27)	(0.50)	13.21
2016	12.75	0.19	(0.41)	(0.22)	(0.19)	(0.88)	(1.07)	11.46
2015	13.90	0.18	0.18	0.36	(0.15)	(1.36)	(1.51)	12.75
2014	13.58	0.15	1.45	1.60	(0.11)	(1.17)	(1.28)	13.90
2013	10.89	0.20	2.66	2.86	(0.17)	–	(0.17)	13.58
Class C shares
2017	11.13	0.07	2.03	2.10	(0.14)	(0.27)	(0.41)	12.82
2016	12.41	0.09	(0.40)	(0.31)	(0.09)	(0.88)	(0.97)	11.13
2015	13.58	0.07	0.17	0.24	(0.05)	(1.36)	(1.41)	12.41
2014	13.35	0.04	1.42	1.46	(0.06)	(1.17)	(1.23)	13.58
2013	10.74	0.08	2.64	2.72	(0.11)	–	(0.11)	13.35

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

23.04%	$355,131	0.46%		1.57%	3.4%
3.97	289,269	0.48		1.70	4.2
4.68	269,123	0.48		1.56	6.3
16.70	245,546	0.49	(c)	1.48	5.9
26.39	210,726	0.56	(c)	1.63	3.0

22.07	56,953	1.30	(c)	0.72	3.4
3.11	41,497	1.30	(c)	0.88	4.2
3.92	32,500	1.30	(c)	0.74	6.3
15.62	25,433	1.30	(c)	0.66	5.9
25.48	17,352	1.30	(c)	0.85	3.0

20.10	194,228	0.87		1.38	112.1
(1.69)	180,209	0.87		1.62	99.2
2.79	202,026	0.86		1.39	90.6
12.72	211,555	0.85		1.16	118.8
26.68	202,301	0.89		1.63	121.4

19.22	7,015	1.70	(c)	0.55	112.1
(2.54)	5,968	1.70	(c)	0.80	99.2
1.88	7,233	1.70	(c)	0.55	90.6
11.78	8,023	1.70	(c)	0.31	118.8
25.52	7,115	1.70	(c)	0.62	121.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP FUND
Class A shares
2017	$21.79	($0.02)	$5.63	$5.61	($0.03)	($0.47)	($0.50)	$26.90
2016	22.25	0.04	0.79	0.83	–	(1.29)	(1.29)	21.79
2015	21.99	(0.01)	1.35	1.34	–	(1.08)	(1.08)	22.25
2014	19.87	0.02	2.52	2.54	–	(0.42)	(0.42)	21.99
2013	15.46	0.04	4.74	4.78	(0.14)	(0.23)	(0.37)	19.87
Class C shares
2017	20.10	(0.18)	5.18	5.00	–	(0.47)	(0.47)	24.63
2016	20.77	(0.11)	0.73	0.62	–	(1.29)	(1.29)	20.10
2015	20.74	(0.17)	1.28	1.11	–	(1.08)	(1.08)	20.77
2014	18.90	(0.12)	2.38	2.26	–	(0.42)	(0.42)	20.74
2013	14.78	(0.09)	4.53	4.44	(0.09)	(0.23)	(0.32)	18.90

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

26.19%	$1,714,560	1.00%		(0.10)%	15.4%
4.14	2,096,851	0.99		0.19	22.4
6.35	1,995,620	0.98		(0.06)	22.6
13.05	1,863,094	1.00		0.11	18.3
31.58	1,990,943	1.02		0.24	13.0

25.31	301,746	1.71		(0.81)	15.4
3.39	309,404	1.73		(0.57)	22.4
5.59	346,242	1.71		(0.79)	22.6
12.22	353,109	1.74	(c)	(0.63)	18.3
30.63	346,941	1.77	(c)	(0.54)	13.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP VALUE FUND III
Class A shares
2017		$18.34	$0.15	$3.68	$3.83	($0.17)	($0.08)	($0.25)	$21.92
2016		19.00	0.19	(0.23)	(0.04)	(0.16)	(0.46)	(0.62)	18.34
2015		20.54	0.11	0.06	0.17	(0.22)	(1.49)	(1.71)	19.00
2014	(d)	20.10	0.03	0.41	0.44	–	–	–	20.54
MONEY MARKET FUND
Class A shares
2017		1.00	–	0.01	0.01	(0.01)	–	(0.01)	1.00
2016		1.00	–	–	–	–	–	–	1.00
2015		1.00	–	–	–	–	–	–	1.00
2014		1.00	–	–	–	–	–	–	1.00
2013		1.00	–	–	–	–	–	–	1.00
Class C shares
2017		1.00	–	–	–	–	–	–	1.00
2016		1.00	–	–	–	–	–	–	1.00
2015		1.00	–	–	–	–	–	–	1.00
2014		1.00	–	–	–	–	–	–	1.00
2013		1.00	–	–	–	–	–	–	1.00

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of				Ratio of Net
		Expenses to		Ratio of Gross		Investment Income
	Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

20.99%	$24,849	1.25	%(c)	–%		0.70%		80.8%
(0.12)	15,070	1.30	(c)	–		1.07		73.7
0.82	12,058	1.30	(c)	–		0.55		70.9
2.19 (e)	1,997	1.30 (c)	,(f)	–		0.37	(f)	70.2	(f)

0.53	245,177	0.53		0.53	(g)	0.47		0.0
0.00	451,554	0.50		0.54	(g)	0.00		0.0
0.00	465,970	0.20		0.53	(g)	0.00		0.0
0.00	471,109	0.17		0.54	(g)	0.00		0.0
0.00	472,504	0.21		0.54	(g)	0.00		0.0

0.43	14,881	0.64		1.64	(h)	0.36		0.0
0.00	19,863	0.50		1.65	(h)	0.00		0.0
0.00	19,896	0.20		1.64	(h)	0.00		0.0
0.00	17,977	0.17		1.67	(h)	0.00		0.0
0.00	21,232	0.21		1.66	(h)	0.00		0.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.
(h)	Excludes expense reimbursement from Manager and/or Distributor.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2017	$57.28	$0.56	$11.52	$12.08	($0.59)	($5.09)	($5.68)	$63.68
2016	59.26	0.64	0.39	1.03	(0.66)	(2.35)	(3.01)	57.28
2015	58.80	0.62	2.60	3.22	(0.53)	(2.23)	(2.76)	59.26
2014	52.54	0.50	7.32	7.82	(0.41)	(1.15)	(1.56)	58.80
2013	41.72	0.57	11.27	11.84	(0.53)	(0.49)	(1.02)	52.54
Class C shares
2017	46.47	0.06	9.21	9.27	(0.27)	(5.09)	(5.36)	50.38
2016	48.72	0.13	0.32	0.45	(0.35)	(2.35)	(2.70)	46.47
2015	48.88	0.12	2.15	2.27	(0.20)	(2.23)	(2.43)	48.72
2014	44.06	0.02	6.11	6.13	(0.16)	(1.15)	(1.31)	48.88
2013	35.19	0.14	9.49	9.63	(0.27)	(0.49)	(0.76)	44.06

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

22.53%	$970,151	0.82%		0.94%	20.1%
1.91	878,686	0.84		1.13	34.5
5.72	933,710	0.84		1.06	14.0
15.22	810,788	0.82		0.91	8.3
28.98	734,098	0.90		1.22	14.3

21.54	52,721	1.65		0.12	20.1
1.05	46,507	1.67		0.29	34.5
4.87	48,298	1.65	(c)	0.25	14.0
14.22	42,658	1.67	(c)	0.05	8.3
27.89	35,400	1.73	(c)	0.36	14.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
REAL ESTATE SECURITIES FUND
Class A shares
2017	$22.80	$0.23	$1.46	$1.69	($0.24)	($0.60)	($0.84)	$23.65
2016	23.22	0.25	0.87	1.12	(0.28)	(1.26)	(1.54)	22.80
2015	22.25	0.25	1.19	1.44	(0.25)	(0.22)	(0.47)	23.22
2014	21.63	0.19	3.63	3.82	(0.29)	(2.91)	(3.20)	22.25
2013	19.54	0.29	2.01	2.30	(0.21)	–	(0.21)	21.63
Class C shares
2017	22.42	0.05	1.43	1.48	(0.07)	(0.60)	(0.67)	23.23
2016	22.90	0.06	0.85	0.91	(0.13)	(1.26)	(1.39)	22.42
2015	21.95	0.08	1.17	1.25	(0.08)	(0.22)	(0.30)	22.90
2014	21.38	0.03	3.59	3.62	(0.14)	(2.91)	(3.05)	21.95
2013	19.33	0.12	1.99	2.11	(0.06)	–	(0.06)	21.38

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of		Ratio of Net
			Expenses to		Investment Income
		Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)		Period (in thousands)	Assets		Assets	Turnover Rate

7.59%		$297,516	1.28%		1.00%	24.3%
4.99	(c)	370,306	1.25		1.08	24.8
6.57	(c)	289,165	1.30		1.08	26.2
21.34		208,670	1.30	(d)	0.92	11.1
11.83		158,650	1.33	(d)	1.36	42.1

6.75		50,302	2.05		0.21	24.3
4.17		52,388	2.07	(d)	0.27	24.8
5.71		42,051	2.07	(d)	0.35	26.2
20.42		33,740	2.09	(d)	0.13	11.1
10.91		28,091	2.11	(d)	0.57	42.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SHORT-TERM INCOME FUND
Class A shares
2017		$12.23	$0.21	($0.02)	$0.19	($0.21)	$–	($0.21)	$12.21
2016		12.18	0.20	0.06	0.26	(0.21)	–	(0.21)	12.23
2015		12.23	0.17	(0.05)	0.12	(0.17)	–	(0.17)	12.18
2014		12.27	0.18	(0.03)	0.15	(0.18)	(0.01)	(0.19)	12.23
2013		12.28	0.17	(0.02)	0.15	(0.16)	–	(0.16)	12.27
Class C shares
2017		12.24	0.10	(0.03)	0.07	(0.10)	–	(0.10)	12.21
2016		12.18	0.09	0.07	0.16	(0.10)	–	(0.10)	12.24
2015		12.24	0.06	(0.06)	–	(0.06)	–	(0.06)	12.18
2014		12.28	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)	12.24
2013		12.29	0.07	(0.02)	0.05	(0.06)	–	(0.06)	12.28
Class T shares
2017	(d)	12.20	0.07	–	0.07	(0.07)	–	(0.07)	12.20
SMALLCAP FUND
Class A shares
2017		20.02	(0.02)	4.65	4.63	(0.09)	(0.43)	(0.52)	24.13
2016		20.62	0.10	0.04	0.14	–	(0.74)	(0.74)	20.02
2015		21.74	(0.04)	1.39	1.35	–	(2.47)	(2.47)	20.62
2014		21.60	(0.04)	1.74	1.70	–	(1.56)	(1.56)	21.74
2013		15.50	0.03	6.21	6.24	(0.05)	(0.09)	(0.14)	21.60
Class C shares
2017		18.40	(0.19)	4.28	4.09	–	(0.43)	(0.43)	22.06
2016		19.16	(0.05)	0.03	(0.02)	–	(0.74)	(0.74)	18.40
2015		20.53	(0.20)	1.30	1.10	–	(2.47)	(2.47)	19.16
2014		20.65	(0.21)	1.65	1.44	–	(1.56)	(1.56)	20.53
2013		14.89	(0.11)	5.96	5.85	–	(0.09)	(0.09)	20.65

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

1.55%	$325,872	0.68%		1.72%	59.5%
2.17	340,470	0.69		1.63	53.6
0.98	297,899	0.68		1.39	56.4
1.20	277,110	0.69		1.45	49.1
1.19	336,352	0.76		1.36	50.1

0.57	77,278	1.57		0.82	59.5
1.36	86,734	1.57		0.75	53.6
0.00	84,886	1.57		0.50	56.4
0.30	90,275	1.57	(c)	0.57	49.1
0.38	105,547	1.57	(c)	0.55	50.1

0.61 (e)	10	0.79	(f)	1.59 (f)	59.5	(f)

23.33	228,263	1.23		(0.11)	67.5
0.77	214,666	1.24	(c)	0.52	59.1
6.90	225,217	1.23	(c)	(0.19)	69.2
8.08	189,911	1.23	(c)	(0.19)	67.6
40.56	178,336	1.34	(c)	0.17	95.2

22.39	31,527	2.02	(c)	(0.91)	67.5
(0.03)	25,294	2.08	(c)	(0.31)	59.1
5.99	25,086	2.07	(c)	(1.01)	69.2
7.13	15,737	2.08	(c)	(1.04)	67.6
39.51	12,344	2.08	(c)	(0.60)	95.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 12, 2017, date shares first offered, through October 31, 2017.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALLCAP VALUE FUND II
Class A shares
2017		$11.84	($0.02)	$2.55	$2.53	($0.04)	($0.72)	($0.76)	$13.61
2016		12.68	0.01	0.45	0.46	(0.05)	(1.25)	(1.30)	11.84
2015		14.08	–	0.14	0.14	(0.04)	(1.50)	(1.54)	12.68
2014	(d)	13.75	(0.03)	0.36	0.33	–	–	–	14.08
TAX-EXEMPT BOND FUND
Class A shares
2017		7.42	0.29	(0.20)	0.09	(0.27)	–	(0.27)	7.24
2016		7.34	0.28	0.06	0.34	(0.26)	–	(0.26)	7.42
2015		7.42	0.30	(0.07)	0.23	(0.31)	–	(0.31)	7.34
2014		7.00	0.31	0.41	0.72	(0.30)	–	(0.30)	7.42
2013		7.59	0.31	(0.60)	(0.29)	(0.30)	–	(0.30)	7.00
Class C shares
2017		7.44	0.23	(0.19)	0.04	(0.21)	–	(0.21)	7.27
2016		7.36	0.21	0.07	0.28	(0.20)	–	(0.20)	7.44
2015		7.44	0.24	(0.07)	0.17	(0.25)	–	(0.25)	7.36
2014		7.02	0.25	0.41	0.66	(0.24)	–	(0.24)	7.44
2013		7.60	0.25	(0.59)	(0.34)	(0.24)	–	(0.24)	7.02

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Expenses to				Ratio of Net
		Expenses to		Average Net Assets		Ratio of Gross		Investment Income
	Net Assets, End of	Average Net		(Excluding Interest		Expenses to Average		to Average Net		Portfolio
Total Return(b)	Period (in thousands)	Assets		Expense and Fees)		Net Assets		Assets		Turnover Rate

21.53%	$6,994	1.45	%(c)	N/A		–%		(0.12)%		58.6%
4.38	2,862	1.45	(c)	N/A		–		0.13		52.5
1.12	2,320	1.45	(c)	N/A		–		(0.01)		47.8
2.40 (e)	223	1.45 (c)	,(f)	N/A		–		(0.58	) (f)	42.1	(f)

1.29	277,289	0.83		0.79	% (g)	–		3.97		30.9
4.71	326,545	0.81		0.78	(g)	–		3.68		33.7
3.17	226,170	0.81		0.79	(g)	0.81		4.06		21.0
10.52	207,234	0.81		0.78 (c)	,(g)	0.81	(h)	4.35		22.3
(3.86)	206,449	0.81		0.78 (c)	,(g)	0.81	(h)	4.15		38.1

0.60	27,133	1.64		1.60 (c)	,(g)	1.68	(h)	3.16		30.9
3.84	31,846	1.63		1.60 (c)	,(g)	1.69	(h)	2.84		33.7
2.32	14,771	1.62		1.60 (c)	,(g)	1.78	(h)	3.25		21.0
9.59	9,901	1.63		1.60 (c)	,(g)	1.84	(h)	3.52		22.3
(4.50)	8,545	1.63		1.60 (c)	,(g)	1.87	(h)	3.32		38.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(h)	Excludes expense reimbursement from Manager.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and
Shareholders of Class A, C, and T shares
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, SmallCap Value Fund II, and Tax-Exempt Bond Fund, (27 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at October 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2017

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2017 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively within Class A and Class C shares. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2017 to		Beginning	Account Value	May 1, 2017 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2017	2017	2017	(a)	May 1, 2017	2017	2017	(a)	Ratio
California Municipal Fund
Class A	$1,000.00	$1,031.81	$4.20		$1,000.00	$1,021.07	$4.18		0.82%
Class C	1,000.00	1,026.47	8.43		1,000.00	1,016.89	8.39		1.65

California Municipal Fund (Excluding Interest
Expense and Fees)
Class A	1,000.00	1,031.80	3.94		1,000.00	1,021.27	3.93		0.77
Class C	1,000.00	1,026.50	8.17		1,000.00	1,017.04	8.17		1.60

Core Plus Bond Fund
Class A	1,000.00	1,020.79	4.48		1,000.00	1,020.77	4.48		0.88
Class C	1,000.00	1,016.33	8.89		1,000.00	1,016.38	8.89		1.75

Diversified International Fund
Class A	1,000.00	1,131.28	7.14		1,000.00	1,018.50	6.77		1.33
Class C	1,000.00	1,127.13	11.21		1,000.00	1,014.67	10.61		2.09

Equity Income Fund
Class A	1,000.00	1,091.60	4.64		1,000.00	1,020.77	4.48		0.88
Class C	1,000.00	1,087.42	8.63		1,000.00	1,016.94	8.34		1.64

Finisterre Unconstrained Emerging Markets Bond Fund
Class A	1,000.00	1,035.30	7.64		1,000.00	1,017.69	7.58		1.49

Finisterre Unconstrained Emerging Markets Bond Fund (Excluding
Dividends and Interest on Short Sales and Short Sale Fees)
Class A	1,000.00	1,035.30	7.54		1,000.00	1,017.70	7.50		1.47

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2017 to		Beginning	Account Value	May 1, 2017 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2017	2017	2017	(a)	May 1, 2017	2017	2017	(a)	Ratio
Global Diversified Income Fund
Class A	$1,000.00	$1,039.96	$5.55		$1,000.00	$1,019.76	$5.50		1.08%
Class C	1,000.00	1,035.48	9.44		1,000.00	1,015.93	9.35		1.84
Class T	1,000.00	1,034.39	4.40	(b)	1,000.00	1,019.56	5.70		1.12

Global Diversified Income Fund (Excluding Dividends and Interest Expense
on Short Sales and Short Sale Fees)
Class A	1,000.00	1,040.00	5.40		1,000.00	1,019.85	5.36		1.05
Class C	1,000.00	1,035.50	9.29		1,000.00	1,015.97	9.24		1.81
Class T	1,000.00	1,034.40	4.31	(b)	1,000.00	1,015.17	4.28		1.09

Global Real Estate Securities Fund
Class A	1,000.00	1,056.31	6.74		1,000.00	1,018.65	6.61		1.30
Class C	1,000.00	1,052.76	10.76		1,000.00	1,014.72	10.56		2.08

Government & High Quality Bond Fund
Class A	1,000.00	1,005.83	4.10		1,000.00	1,021.12	4.13		0.81
Class C	1,000.00	1,001.50	8.22		1,000.00	1,016.99	8.29		1.63

High Yield Fund
Class A	1,000.00	1,034.88	4.72		1,000.00	1,020.57	4.69		0.92
Class C	1,000.00	1,032.17	8.35		1,000.00	1,016.99	8.29		1.63
Class T	1,000.00	1,026.14	3.52	(b)	1,000.00	1,020.67	4.58		0.90

High Yield Fund I
Class A	1,000.00	1,023.29	5.35		1,000.00	1,019.91	5.35		1.05

Income Fund
Class A	1,000.00	1,018.84	4.43		1,000.00	1,020.82	4.43		0.87
Class C	1,000.00	1,014.53	8.58		1,000.00	1,016.69	8.59		1.69

Inflation Protection Fund
Class A	1,000.00	998.82	4.53		1,000.00	1,020.67	4.58		0.90
Class C	1,000.00	993.84	8.29		1,000.00	1,016.89	8.39		1.65

International Emerging Markets Fund
Class A	1,000.00	1,186.25	8.93		1,000.00	1,017.04	8.24		1.62
Class C	1,000.00	1,179.80	14.72		1,000.00	1,011.70	13.59		2.68

International Fund I
Class A	1,000.00	1,172.32	7.94		1,000.00	1,017.90	7.38		1.45

LargeCap Growth Fund
Class A	1,000.00	1,152.25	6.02		1,000.00	1,019.61	5.65		1.11
Class C	1,000.00	1,147.28	10.61		1,000.00	1,015.32	9.96		1.96

LargeCap Growth Fund I
Class A	1,000.00	1,138.63	6.25		1,000.00	1,019.36	5.90		1.16

LargeCap S&P 500 Index Fund
Class A	1,000.00	1,088.48	2.42		1,000.00	1,022.89	2.35		0.46
Class C	1,000.00	1,084.05	6.83		1,000.00	1,018.65	6.61		1.30

LargeCap Value Fund
Class A	1,000.00	1,073.11	4.55		1,000.00	1,020.82	4.43		0.87
Class C	1,000.00	1,068.33	8.86		1,000.00	1,016.64	8.64		1.70

MidCap Fund
Class A	1,000.00	1,106.09	5.36		1,000.00	1,020.11	5.14		1.01
Class C	1,000.00	1,102.51	9.01		1,000.00	1,016.64	8.64		1.70

MidCap Value Fund III
Class A	1,000.00	1,059.96	6.59		1,000.00	1,018.80	6.46		1.27

Money Market Fund
Class A	1,000.00	1,003.62	2.73		1,000.00	1,022.48	2.75		0.54
Class C	1,000.00	1,003.20	3.18		1,000.00	1,022.03	3.21		0.63

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2017 to		Beginning	Account Value	May 1, 2017 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2017	2017	2017	(a)	May 1, 2017	2017	2017	(a)	Ratio
Principal Capital Appreciation Fund
Class A	$1,000.00	$1,080.60	$4.30		$1,000.00	$1,021.07	$4.18		0.82%
Class C	1,000.00	1,076.04	8.63		1,000.00	1,016.89	8.39		1.65

Real Estate Securities Fund
Class A	1,000.00	1,038.00	6.63		1,000.00	1,018.70	6.56		1.29
Class C	1,000.00	1,034.02	10.61		1,000.00	1,014.77	10.51		2.07

Short-Term Income Fund
Class A	1,000.00	1,009.44	3.44		1,000.00	1,021.78	3.47		0.68
Class C	1,000.00	1,004.88	7.98		1,000.00	1,017.24	8.03		1.58
Class T	1,000.00	1,006.06	3.06	(b)	1,000.00	1,021.22	4.02		0.79

SmallCap Fund
Class A	1,000.00	1,058.80	6.43		1,000.00	1,018.95	6.31		1.24
Class C	1,000.00	1,054.49	10.51		1,000.00	1,014.97	10.31		2.03

SmallCap Value Fund II
Class A	1,000.00	1,053.41	7.50		1,000.00	1,017.90	7.38		1.45

Tax-Exempt Bond Fund
Class A	1,000.00	1,028.61	4.24		1,000.00	1,021.02	4.23		0.83
Class C	1,000.00	1,025.73	8.37		1,000.00	1,016.94	8.34		1.64

Tax-Exempt Bond Fund (Excluding Interest Expense and Fees)
Class A	1,000.00	1,028.60	4.04		1,000.00	1,021.17	4.03		0.79
Class C	1,000.00	1,025.70	8.17		1,000.00	1,017.04	8.17		1.60

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (June 12, 2017, to October 31, 2017), multiplied by 141/365 (to reflect the period since inception).

PRINCIPAL FUNDS,INC.
(unaudited)

Notification of Source of Distributions
Pursuant to Rule 19a-1 of the Investment Company Act of 1940

As noted in the table provided below, certain of the Principal Funds made distributions for the months of June 2017, July 2017, August 2017, September 2017, October 2017 and November 2017 for which a portion is estimated to be in excess of the fund’s current and accumulated net income. As of these month ends, the estimated sources of these distributions were as follows:

	June 2017
Fund	Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund	53.49%	46.51%	0.00%
Global Real Estate Securities Fund	0.00	100.00	0.00
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	15.21	0.00	84.79
High Yield Fund I	99.69	0.00	0.31
Income Fund	0.00	0.00	100.00
Money Market Fund	91.24	7.14	1.62
Short-Term Income Fund	90.75	0.00	9.25

	July 2017
Fund	Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund	0.00%	100.00%	0.00%
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	1.81	0.00	98.19
High Yield Fund I	98.32	0.00	1.68
Income Fund	0.00	0.00	100.00
Money Market Fund	84.92	1.38	13.70
Short-Term Income Fund	87.88	0.00	12.12

	August 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	5.89	0.00	94.11
High Yield Fund I	97.23	0.00	2.77
Income Fund	0.00	0.00	100.00
Money Market Fund	86.78	0.00	13.22
SAM Flexible Income Portfolio	92.10	0.00	7.90
Short-Term Income Fund	85.96	0.00	14.04

	September 2017
Fund	Net Income	Realized Gain	Capital Sources
Global Real Estate Securities Fund	0.00%	100.00%	0.00%
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	1.29	0.00	98.71
Income Fund	0.00	0.00	100.00
LargeCap Growth Fund II *	98.55	1.45	0.00
Money Market Fund	87.01	0.00	12.99
Short-Term Income Fund	91.85	0.00	8.15

	PRINCIPAL FUNDS, INC.
	(unaudited)

	October 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	23.16	0.00	76.84
Income Fund	0.00	0.00	100.00
Money Market Fund	86.71	0.00	13.29
Short-Term Income Fund	95.40	0.00	4.60

	November 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	34.86	0.00	65.14
Income Fund	0.00	0.00	100.00
SAM Flexible Income Portfolio	90.75	9.25	0.00
Short-Term Income Fund	96.52	0.00	3.48

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Tax reporting information for shareholders of the funds will not be available until the end of the funds’ fiscal year.

As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

Notices are posted monthly on our website at principalfunds.com/sources-of-distribution. You may also request a copy of such notices, free of charge, by telephoning 800-222-5852.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the investment. Contact your financial professional or call 800-222-5852 to obtain another copy of the prospectus. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds are distributed by Principal Funds Distributor, Inc.

* Effective September 29, 2017, Principal Funds, Inc. Blue Chip Fund acquired all the assets and assumed all the liabilities of LargeCap Growth Fund II.

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	131	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	131	McClatchy
Director since 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Craig Damos	President, The Damos Company	131	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	131	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	131	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	131	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	131	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	131	Charlotte Russe; Follet
Director since 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	131	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	131	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Patrick Halter	Director, Morley Capital Management, Inc.	131	None
Director since 2017	(“Morley”) since 2017
Member, Executive Committee	Chair, Post Advisory Group, LLC (“Post”)
1959	since 2017
Chief Operating Officer, PGI since 2017
Director, PGI since 2003
Chair, PREI since 2004
Chief Executive Officer, PREI since 2005
Chair, Spectrum since 2017

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA 50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, PMC
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Vice President and Chief Compliance Officer, PMC (2015–2017)
Deputy Chief Compliance Officer	Compliance Officer, PMC (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015), Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated March 1, 2017, and the Statement of Additional Information dated March 1, 2017. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) a Management Agreement with Principal Global Investors, LLC (the “Manager”) related to the Principal LifeTime 2065 Fund and Principal LifeTime Hybrid 2065 Fund; (2) an amended Subadvisory Agreement between Robert W. Baird & Co. Inc. and the Manager related to the MidCap Growth Fund III; (3) a Subadvisory Agreement with Eagle Asset Management. related to the MidCap Growth Fund III; (4) a Subadvisory Agreement between the Manager and Mellon Capital Corporation and a Subadvisory Agreement between the Manager and DDJ Capital Management, LLC related to the High Yield Fund I; (5) a Subadvisory Agreement between the “Manager” and Logan Circle Partners, L.P. (“Logan”) related to the emerging markets debt sleeve of the Global Diversified Income Fund; and (6) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds

Management Agreement – Principal LifeTime 2065 Fund and PFI Principal LifeTime Hybrid 2065

On June 13, 2017, the Board considered for the newly established Principal LifeTime 2065 Fund (“LifeTime Fund” or a “Fund”) and Principal LifeTime Hybrid 2065 Fund (the “LifeTime Hybrid Fund” or a “Fund”) the approval of a management agreement (the “Management Agreement”) between PFI, for each Fund, and the Manager.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2016 annual renewal of the management agreements for the Principal Funds, the Board had: (1) reviewed the services provided by Principal Management Corporation (“PMC”), the previous manager of PFI, to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of PMC to attract and retain high-quality personnel, and the organizational depth and stability of PMC and concluded that appropriate resources were provided under the management agreements for the Principal Funds; and (3) considered the compliance program established by PMC for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. The Board noted that, following the effectiveness of the merger of PMC with and into the Manager, these observations continued with respect to the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to each Fund under the Management Agreement are expected to be satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. With respect to the Lifetime Fund, the Board reviewed the historical one-year, three-year and since inception (March 1, 2013) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the Lifetime Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). With respect to the LifeTime Hybrid Fund, the Board reviewed the historical one-year and since inception (September 30, 2014) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the LifeTime Hybrid Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). The Board concluded, based upon the information provided, that the Manager is qualified.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. With respect to each Fund, the Board also received information from the Manager, based upon data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee for each Fund was a flat fee of 0 basis points and that the management fee schedules of a portion of the affiliated underlying funds in which the Funds will invest contain breakpoints that will pass through economies of scale to the Funds’ shareholders.

In addition, in evaluating the management fees, the Board considered the Manager’s forecasted profitability for each Fund, which included a consideration of the profitability to the Manager of each Fund’s investments in affiliated underlying funds that pay management fees to the Manager. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Manager. The Board noted the Manager’s statement that there would be no known fall-out benefits to the Manager in connection with its management of the Funds. The Board concluded that, on the basis of the information provided, the proposed management fee for each Fund was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

Robert W. Baird & Co., Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fun III (the “Fund”) the approval of an amended fee schedule under the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Robert W. Baird & Co., Inc. (the “Subadvisor”) with respect to the Fund in connection with a proposal to reduce the Subadvisor’s fee at certain asset levels.

The Board reviewed materials received from the Manager regarding the proposed change in the subadvisory fee schedule. The Board considered the Manager’s representation that the change in the subadvisory fee schedule would not reduce the quality or extent of the services provided by the Subadvisor to the Fund and that the Subadvisor’s obligations under the Subadvisory Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Subadvisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2016 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Subadvisor under the Subadvisory Agreement and had concluded, based upon the information provided, that the terms of the Subadvisory Agreement were reasonable and that approval of the Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended subadvisory fee schedule at this time and, accordingly, recommended to the Board of Directors the approval of the amended fee schedule under the Subadvisory Agreement.

Eagle Asset Management, Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fund III (the “Fund”) the approval of a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Eagle Asset Management, Inc. (the “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and five-year performance returns as of March 31, 2017, gross and net of proposed fees, of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the historical performance of a previous subadvisor to the Fund and a relevant benchmark index. The Board also reviewed the historical performance returns from January 31, 2014 (the inception date of the performance of the previous subadvisor to the Fund) through March 31, 2017, gross and net of proposed fees, of the Subadvisor’s composite, as compared to the historical performance of the previous subadvisor to the Fund and a relevant benchmark index. In addition, the Board reviewed the percentile rankings of the historical performance of the Subadvisor’s composite, net of proposed fees, in a relevant Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Subadvisor. The Board noted that the Subadvisor intended to use Fund commissions to buy Section 28(e) eligible products and services. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Mellon and DDJ Subadvisory Agreements

On September 12, 2017, the Board considered for the High Yield Fund I (the “Fund”) the approval of (i) a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Mellon Capital Management Corporation (“Mellon” or a “Subadvisor”) and (ii) a subadvisory agreement (a “Subadvisory Agreement”) between the Manager and DDJ Capital Management, LLC (“DDJ” or a “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, the investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board noted that Mellon currently provides subadvisory services for another series of PFI and one series of Principal Variable Contracts Funds, Inc. and that DDJ currently provides subadvisory services for an investment sleeve of another series of PFI and that the Board had reviewed and recommended for renewal the applicable subadvisory agreements with Mellon and DDJ at its September 2017 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017 (and for DDJ only, the historical five-year performance returns as of June 30, 2017), gross and net of proposed fees, of each Subadvisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to the historical performance returns, gross and net of fees, of a current subadvisor to the Fund and to the historical performance of a relevant benchmark index, as well as the percentile rankings of the performance of each Subadvisor’s composite, net of proposed fees, and the historical performance of the current subadvisor in a relevant Morningstar category for each period, as applicable. The Board also reviewed the hypothetical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017, gross and net of proposed fees, for the proposed allocations of the Fund giving effect to the appointment of each Subadvisor, as compared to the historical performance returns, gross and net of fees, of the Fund under its current allocations, as well as the percentile rankings of the hypothetical performance of the proposed allocations of the Fund, net of proposed fees, and the historical performance of the Fund in a relevant Morningstar category for each period. The Board concluded, based upon the information provided, that each Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee for each Subadvisor, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule for each Subadvisor includes breakpoints and concluded that each subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive. On the basis of the information provided, the Board concluded that each proposed subadvisory fee was reasonable

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by each Subadvisor. The Board noted that neither Subadvisor engages in soft dollar trading. The Board concluded that, on the basis of the information provided, each proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that approval of each Subadvisory Agreement is in the best interests of the Fund.

Logan Circle Partners, L.P. Subadvisory Agreement

At its September 12, 2017 meeting, as part of its annual review of the Funds’ Subadvisory Agreements, the Board concluded that the Subadvisory Agreement pursuant to which Logan Circle Partners, L.P. (“Logan Circle” or “Subadvisor”) serves as the subadvisor to the emerging markets debt investment sleeve of the PFI Global Diversified Income Fund should be renewed. The Board noted that a change in control transaction with respect to Logan Circle was expected to become effective in September 2017, and that this change in control would result in the “assignment” (as defined in the Investment Company Act of 1940, as amended) of the Subadvisory Agreement then in effect, causing the agreement’s automatic termination. The Board considered the Manager’s statements that there were no anticipated changes to the portfolio management team that currently manages the Fund’s emerging markets debt investment sleeve or to the investment philosophy and process the team employs; that the change in control transaction was not expected to impact the nature, quality or extent of the services that the Subadvisor provides to the Fund; and that the subadvisory fee schedule would not change in connection with the change in control transaction. Accordingly, the Board concluded that a new Subadvisory Agreement with Logan Circle should be approved to take effect upon the termination of the Subadvisory Agreement upon the effectiveness of the change in control transaction.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 12, 2017 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Board”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Global Investors, LLC (the “Manager”) and PFI, on behalf of each of the sixty-six (66) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Analytic Investors, LLC; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; BlackRock International Limited; Brown Advisory, LLC; Causeway Capital Management LLC.; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors; DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Eagle Asset Management, Inc.; Emerald Advisers, Inc.; Finisterre Capital LLP; Logan Circle Partners, L.P.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Neuberger Berman Investment Advisers LLC; Origin Asset Management, LLP, Post Advisory Group, LLC; Principal Real Estate Investors, LLC; Robert W. Baird & Co. Incorporated; Sawgrass Asset Management, LLC, Spectrum Asset Management, Inc.; Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Vaughan Nelson Investment Management, LP; Victory Capital Management Inc.; W. H. Reaves & Co., Inc.; and Westwood Management Corp.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

On May 1, 2017, each of Principal Management Corporation (“PMC”) and Edge Asset Management Inc. (“Edge”), each an affiliate of PGI, merged with and into PGI. Prior to May 1, 2017, PMC served as the investment advisor to the Funds and PGI and Edge served as subadvisors to certain of the Funds. References herein to the “Manager” mean PMC for periods prior to May 1, 2017 and PGI for periods on and after May 1, 2017.

The Board considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board reviewed a broad range of information requested for this purpose, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreements. The Board also considered that, during the periods reviewed, the Manager had delegated day-to-day portfolio management responsibility for certain Funds to the Subadvisors. The Board noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a qualified unaffiliated subadvisor for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisors. The Board also considered the compliance program established by the Manager for the Funds and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2017 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2017, and compared those returns to various agreed-upon performance measures, including, for all Funds, other than (1) the PFI Money Market Fund, for which comparative performance information was provided by I-Money Net, (2) one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee, and (3) any Funds without a one-year performance history, peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period ended March 31, 2017, respectively, if available. The Board also compared each Fund’s investment performance over the one-, three- and five-year periods ended March 31, 2017, as available, to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds, that had not attained during the relevant period(s) a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund or Subadvisor and/or remedial efforts being taken to improve performance. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. For each Fund the Board received certain information from Broadridge. The Board received information comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class A shares for PFI Funds, to investment advisory fees and expense ratios of funds in a peer group selected by Broadridge, except for one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee (“Expense Group”), and, if available, a broad-based, industry category defined by Broadridge (“Expense Universe”). For PFI Funds that did not offer Class A shares or if Class A shares represented less than 5% of the PFI Fund’s total assets, the information provided was based upon Class I shares (or, in the case of one PFI Fund, Class R-6 shares).

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds and non-fund accounts managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability, the existence and sharing of economies of scale and expense caps and fee waivers. In reviewing the fees of other accounts managed by the Manager, the Board considered information provided by the Manager regarding differences between the services provided to the Funds and the services provided to such other accounts. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board considered the new contractual management fee waivers for all share classes of the PFI SAM Portfolios, to be effective from January 1, 2018 through February 28, 2019. The Board also considered the estimated pro forma effect the waivers would have on the total expense ratio for each of the SAM Portfolios, which in the case of all but one Portfolio would change the ranking of the total expense ratio to the second or third quartile. Taking into consideration these factors, the Board determined that the management fees, net of waivers (as applicable), were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

With respect to the LifeTime Funds, the Board noted that the Funds pay no Fund-level management fees. The Board also reviewed the actual non-management expenses of the Funds and found them to be reasonable. The Board reviewed the total net expense ratios of the Funds, including acquired fund fees and expenses, and noted that the rankings of certain Funds moved into the fourth quartile, which was attributable in part to changes in peer group composition. Based upon this observation, the Board determined to monitor the Funds’ total net expense ratios going forward.

With respect to the nine (9) PFI Funds that are using the “Core Satellite” structure, the Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

The Board also considered the expense caps and fee waivers that would be in place with respect to certain Funds and share classes.

The Board noted the Manager’s proposal to extend the expense caps and fee waivers for certain Funds and share classes and to terminate the expense caps and fee waivers for certain Funds and share classes that are both currently operating and projected to operate below applicable expense caps. The list of agreed upon expense caps and fee waivers also reflects the new fee waivers or revised fee waivers for certain Funds.

Profitability

The Board reviewed detailed information regarding revenues PMC received under the Management Agreements and the estimated direct and indirect costs PMC incurred in providing to each Fund the services described in the applicable Management Agreements for the year ended December 31, 2016. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Columbus Circle Investors, Edge, Finisterre Capital LLP, Origin Asset Management LLP, Post Advisory Group LLC, PGI, Principal Real Estate Investors LLC and Spectrum Asset Management, Inc.) and the aggregated return on revenue to PMC and its affiliates for the year ended December 31, 2016. The Board considered management’s statements regarding the effects of the merger of PMC with and into PGI on profitability calculations. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur, the incremental declines in management fees at each breakpoint and the amount of fee reductions that had been provided to shareholders as a result of the sharing of economies of scale. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. Taking into account management’s proposal to add a new breakpoint to the management fee schedule of each of the MidCap Fund and the PFI Diversified International Fund, the Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the LifeTime Funds and the LifeTime Hybrid Funds do not directly pay management fees, although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses. The Board also noted that the management fees for the LargeCap S&P 500 Index Fund, the MidCap S&P 400 Index Fund, and the SmallCap S&P 600 Index Fund do not include breakpoints, but each such Fund has a relatively low basis point fee (25 basis points or less) on all Fund assets. Considering all relevant factors, including the level of the fee, the Board determined that no breakpoints were necessary at this time.

Subadvisory Fees, Economies of Scale and Profitability

For each subadvised Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. For each subadvised Fund, whose Subadvisor does not receive a subadvisory fee, the Board received certain information from Broadridge comparing each such Fund’s subadvisory fee at current asset levels and at theoretical asset levels to subadvisory fees of subadvised funds in the Expense Group and, if available, the Expense Universe. The Board considered the proposed reductions in the subadvisory fee schedules for AllianceBernstein L.P. with respect to the SmallCap Growth Fund I , Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the MidCap Value Fund III and the Overseas Fund, Causeway Capital Management LLC with respect to the Overseas Fund, Los Angeles Capital Management and Equity Research, Inc. with respect to the SmallCap Value Fund II, T. Rowe Price Associates, Inc. with respect to the Large Cap Growth Fund I and W.H. Reaves & Co., Inc. (doing business as Reaves Asset Management) with respect to the global infrastructure investment sleeve of the Global Diversified Income Fund. The Board also considered the pro forma rankings of the reduced subadvisory fees proposed for each Fund in the applicable Expense Group. In the case of each such proposed subadvisory fee reduction, the Board considered the Manager’s representation that the proposed subadvisory fee was competitive, that the fee rate reduction would not reduce the quality or extent of the services provided by the Subadvisor to the applicable Fund and that the Subadvisor’s obligations would remain the same in all material respects.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each subadvised Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees or whether the subadvisory fee schedule is otherwise appropriate at current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees, with the proposed reductions, were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by each Subadvisor when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, on the basis of the information provided, the subadvisory fees were reasonable.

With regard to the High Yield Fund I, for which JPMorgan Investment Management Inc. (“JPMorgan”) serves as a Subadvisor, the Board concluded not to renew the Subadvisory Agreement with JPMorgan based upon the Manager’s recommendation in light of proposed changes to the Fund’s positioning.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement (with the exceptions noted above), with the actions proposed by the Manager, is in the best interests of each Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

Long-Term Capital Gain Dividends. Certain funds distributed long-term capital gain dividends during the fiscal year ended October 31, 2017. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, certain funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2017, that qualifies for the Dividends Received Deduction are as follows:

Deductible
Percentage
Core Plus Bond Fund	3.81%
Equity Income Fund	74.84%
Global Diversified Income Fund	8.91%
Global Real Estate Securities Fund	0.24%
High Yield Fund	1.20%
High Yield Fund I	0.80%
Income Fund	3.86%
LargeCap Growth Fund	76.09%
LargeCap Growth Fund I	100.00%
LargeCap S&P 500 Index Fund	100.00%
LargeCap Value Fund	86.03%
MidCap Fund	100.00%
MidCap Value Fund III	80.58%
Principal Capital Appreciation Fund	100.00%
Short-Term Income Fund	0.33%
SmallCap Fund	22.29%
SmallCap Value Fund II	84.45%

Qualified Dividend Income. Certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended October 31, 2017, taxed at a maximum rate of 15% are as follows:

Percentage
Core Plus Bond Fund	5.97%
Diversified International Fund	93.69%
Equity Income Fund	100.00%
Finisterre Unconstrained Emerging Markets Bond Fund	3.42%
Global Diversified Income Fund	17.91%
Global Real Estate Securities Fund	28.95%
High Yield Fund	1.88%
High Yield Fund I	0.87%
Income Fund	3.86%
International Emerging Markets Fund	88.48%
International Fund I	100.00%
LargeCap Growth Fund	77.33%
LargeCap Growth Fund I	100.00%
LargeCap S&P 500 Index Fund	100.00%
LargeCap Value Fund	86.41%
MidCap Fund	100.00%
MidCap Value Fund III	86.37%
Principal Capital Appreciation Fund	100.00%
Real Estate Securities Fund	5.00%
Short-Term Income Fund	0.33%
SmallCap Fund	25.31%
SmallCap Value Fund II	85.12%

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

Foreign Taxes Paid. The following funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2017, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0297
International Emerging Markets Fund	$0.0154
International Fund I	$0.0312

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the fund's transfer agent.

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/taxcenter

Please consult your tax advisor if you have any questions.

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Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

CLASS A & C SHARES

Principal Strategic Asset Management Portfolios and Principal LifeTime Funds

Annual Report for Asset Allocation Investments

October 31, 2017

Share the simpler, greener side of Principal Funds and sign-up today for *e*Delivery notification of when your prospectuses, statements and tax forms become available online.

For more information visit PrincipalFunds.com/*e*Delivery or call us at 800-222-5852.

Note: If your shares are not held directly with Principal Funds but through a brokerage firm, please contact your broker for electronic delivery options available.

Letter from the President	1
Economic & Financial Market Review	3
Principal LifeTime 2010 Fund	4
Principal LifeTime 2020 Fund	6
Principal LifeTime 2030 Fund	8
Principal LifeTime 2040 Fund	10
Principal LifeTime 2050 Fund	12
Principal LifeTime Strategic Income Fund	14
SAM Balanced Portfolio	16
SAM Conservative Balanced Portfolio	18
SAM Conservative Growth Portfolio	20
SAM Flexible Income Portfolio	22
SAM Strategic Growth Portfolio	24
Financial Statements	26
Notes to Financial Statements	45
Schedules of Investments	52
Financial Highlights (Includes performance information)	82
Report of Independent Registered Public Accounting Firm	92
Shareholder Expense Example	93
Supplemental Information	95

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

Dear Shareholder,

The current synchronized global economic expansion transformed from what last year we called an “upturn,” to a full-fledged economic expansion. It includes a virtuous circle: a phase where solid household spending, strong profit gains, robust confidence, and easy monetary policy combine to create a positive feedback loop that pushes growth even further. Healthy demand and profits generate capital spending, more job growth, and better wage gains, which in turn engender even more spending and demand. The question is whether this energy is about to peak or whether the momentum can push the expansion to new heights. So far, the data looks positive.

The revival of the Eurozone economy was the growth shock of the last year. After the UK vote to exit the European Union, the mood was dire. Yet, growth came in at nearly 2.5% for several quarters. And momentum remains convincing. Lending conditions are easing and loan demand is rising. Broad consumer confidence hit a 16-year high, and German business sentiment climbed to the highest level in nearly 50 years.

The 2.2% surge in the NASDAQ Composite Index on October 27, led by soaring prices of Facebook, Alphabet, and Amazon, capped a huge month for technology. The MSCI Information Technology1 sector climbed 6.8% in October. Japanese stocks had a great month as the Nikkei 225 index jumped 8.6%. Broad world indices were higher through October 27, with the MSCI All Country World Index2 up 1.8%. Even though interest rates rose during October, the reflation trade did not persist from September; growth stocks overwhelmed value stocks and large-cap averages had over a 1% advantage to small-cap indices.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes. We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.3

Our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our investment strategies cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road or closer at hand.

All data cited, unless otherwise indicated, from October 2017 Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

1 The MSCI Information Technology Index represents the performance of the information technology sector in the equity market.

2 The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 24 emerging market countries.

3 Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

1

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2

Economic & Financial Market Review

The world expansion rolls along. Surging confidence, rising capital spending, strong profit gains, and healthy demand generate a positive feedback loop that reinforces the robust growth, which we believe should persist well into 2018. Recent U.S. data has been excellent. The report on orders and shipments of capital equipment was compelling, with orders soaring 10.1% and shipments up 8.2%, both annual rate, over the last six months. The first estimate for third-quarter gross domestic product (GDP) was well above expectations at 3.0% annual rate over the prior quarter, even though spending was dented by Hurricane Harvey. All measures of confidence are strong; the University of Michigan’s sentiment index reached the second highest since November 2000. Initial claims for jobless benefits recently hit the lowest since the early 1970s. Workers are coming back into the labor force in record numbers. Business surveys remain sturdy, suggesting growth continues at a fast pace.

The revival of the Eurozone economy was the growth shock of the last year. After the UK vote to exit the European Union, the mood was dire. Yet, growth came in at nearly 2.5% for several quarters. And momentum remains convincing. Surveys of purchasing managers edged lower, still consistent with solid growth, but higher in France and Germany. Lending conditions are easing and loan demand is rising. Broad consumer confidence hit a 16-year high, and German business sentiment climbed to the highest in nearly 50 years. At its October meeting, the European Central Bank decided to marginally scale back its monetary ease by halving the pace of its bond purchases starting in January.

Economic activity in Japan is surging in the longest period of expansion in more than 10 years. Corporate profits are at record levels; the Nikkei 225 stock index is up 27% year-over-year; tourism into Japan is soaring with the number of visitors up 18.6% over the prior year in September. The jobless rate is at a low of 2.8%.

Rising commodity prices, easy monetary conditions, and a weaker U.S. dollar is boosting growth in emerging markets. GDP gains in India have decelerated over the last year or two in response to uncertainty around the sales tax change, currency demonetization, and rising non-performing loans at state-owned banks. But, equalizing tax laws across state lines, bringing the invisible economy into the open, and continuing a strong recapitalization program suggest that growth should move back to trend.

Contrarily, it’s hard to predict what will stop the gradual rise in long-term yields. Nominal U.S. growth last quarter was 5.2% annualized and 4.1% over the prior year; it will likely be the same or higher this quarter. Labor markets are tightening all around the world; global growth is robust; producer price inflation is 6.9% over the prior year in China and is rising in the United States. The Fed is removing monetary accommodation; the ECB announced it will be next. None of this squares with 10-year U.S. Treasury yields of only 2.4%. Those low yields imply that growth is about to slow dramatically, but there is little evidence of that anywhere.

*All data from Bloomberg, unless otherwise stated.

3

Principal LifeTime 2010 Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2010. It is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

4

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	9.78%	5.82%	3.25%	6/28/05
	Including Sales Charge	5.65%	5.02%	2.86%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.11%		1.03%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 3.63% (1-year); 4.78% (5-year); 2.98% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5

Principal LifeTime 2020 Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2020. It is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

6

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	13.78%	7.73%	3.80%	6/28/05
	Including Sales Charge	7.54%	6.51%	3.22%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.11%		1.08%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 4.62% (1-year); 6.12% (5-year); 3.35% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

7

Principal LifeTime 2030 Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2030. It is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

8

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	17.45%	9.08%	4.10%	6/28/05
	Including Sales Charge	11.01%	7.86%	3.51%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.16%			1.10%

Average annual total returns* including sales charge as of 9/30/17: Class A Shares: 7.22% (1-year); 7.34% (5-year); 3.64% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

9

Principal LifeTime 2040 Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2040. It is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

10

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	19.88%	10.04%	4.22%	6/28/05
	Including Sales Charge	13.26%	8.80%	3.63%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.18%		1.08%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 9.11% (1-year); 8.22% (5-year); 3.76% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

11

Principal LifeTime 2050 Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2050. It is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

12

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	21.47%	10.64%	4.37%	6/28/05
	Including Sales Charge	14.81%	9.40%	3.78%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.26%		1.10%

Average annual total returns* including sales charge as of 9/30/17: Class A Shares: 10.17% (1-year); 8.77% (5-year); 3.90% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

13

Principal LifeTime Strategic Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks current income, and as a secondary objective, capital appreciation. The fund is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. Its asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65.

Exposure to liquid alternatives was a positive to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds. An overweight to the high yield asset class added to performance, both in the form of dedicated high yield exposure as well as through our diversified income portfolio. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as global infrastructure stocks, floating rate debt, and master limited partnerships (MLPs) outperformed the U.S. real estate investment trust (REIT) exposure of the index.

A few U.S. equity strategies detracted as they continue to lag over the last 12 months. Most notably, MidCap Growth III (Baird and Eagle), SmallCap Value II (DFA, Vaughan Nelson, and LA Capital), and Blue Chip (Principal Global Investors). Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Active manager performance from the Global Real Estate Securities Fund (Principal Real Estate Investors) detracted from performance.

*Securities described in the fund commentary may no longer be held in the fund.

14

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	6.86%	4.06%	3.03%	6/28/05
	Including Sales Charge	2.85%	3.27%	2.64%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.12%		0.99%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 1.49% (1-year); 3.18% (5-year); 2.67% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

15

SAM Balanced Portfolio

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The fund operates as a fund of funds. It generally invests: between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; between 40% and 80% of its assets in equity funds that invest in small, medium, and large market capitalization domestic and foreign companies with growth and/or value characteristics, and less than 30% in any one equity fund; and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund.

Strong security selection in mid-cap value equities was the largest contributor to performance for the period. Security selection in international equities aided performance for the period. Strategic allocation to high yield bonds, which outperformed other fixed income asset classes in the risk-on environment, contributed to performance for the period.

Strategic allocation to multi-alternatives detracted from performance for the period. These securities lagged the strong equity returns. Strategic underweight to large-cap growth equities, which outperformed their value counterparts, hindered performance for the period. Strategic allocation to treasury inflation protected securities (TIPS) detracted from performance for the period. TIPS tend to underperform when inflation comes in below expectations, as seen during the period.

*Securities described in the fund commentary may no longer be held in the fund.

16

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	14.18%	8.35%	5.19%	7/25/96
	Including Sales Charge	7.88%	7.13%	4.60%
Class C Shares	Excluding Sales Charge	13.32%	7.55%	4.41%	3/1/02
	Including Sales Charge	12.32%	7.55%	4.41%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.37%		1.37%
Class C Shares		2.11%		2.11%

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot ® invest directly in an index. The SAM Balanced Blended Index is composed of 45% Russell 3000 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index NR.

17

SAM Conservative Balanced Portfolio

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("underlying funds"); the Sub-Advisor generally categorizes the underlying fund based on the investment profile.

Strategic and tactical allocation to high yield bonds, which outperformed other fixed income asset classes in the risk-on environment, was the largest contributor to performance for the period. Strong security selection in mid-cap value equities aided performance for the period. Strategic and tactical underweight to government bonds, which underperformed other fixed income asset classes, contributed to performance for the period.

Strategic underweight to large-cap growth equities was the largest detractor for the period. Strategic and tactical allocation to treasury inflation protected securities (TIPS) hindered performance for the period. TIPS tend to underperform when inflation comes in below expectations, as seen during the period. Security selection in large-cap growth equities, which outperformed their value counterparts, detracted from performance for the period.

*Securities described in the fund commentary may no longer be held in the fund.

18

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	10.27%	6.31%	5.00%	7/25/96
	Including Sales Charge	4.22%	5.12%	4.42%
Class C Shares	Excluding Sales Charge	9.47%	5.52%	4.22%	3/1/02
	Including Sales Charge	8.47%	5.52%	4.22%

Total Investment Expense as shown in the 3/1/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.31%	1.31%
Class C Shares	2.06%	2.06%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 2.15% (1-year); 4.91% (5-year); 4.55% (10-year)
Class C Shares: 6.29% (1-year); 5.30% (5-year); 4.36% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Conservative Balanced Blended Index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index, ® 30% Russell 3000 Index, and 10% MSCI EAFE Index NR.

19

SAM Conservative Growth Portfolio

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. equity funds, fixed-income funds and specialty funds ("underlying funds"); the Sub-Advisor generally categorizes the underlying fund based on the investment profile.

Strong security selection in mid-cap value equities was the largest contributor to performance for the period. Security selection in international equities aided performance for the period. Security selection in large-cap value equities contributed to performance for the period.

Strategic underweight to large-cap growth equities, which outperformed their value counterparts, was the largest detractor for the period. Security selection in large-cap growth equities hindered performance. Strategic and tactical allocation to multi-alternatives, which posted modest returns, but lagged the strong equity returns, detracted.

*Securities described in the fund commentary may no longer be held in the fund.

20

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	19.17%	10.30%	5.12%	7/25/96
	Including Sales Charge	12.62%	9.06%	4.52%
Class C Shares	Excluding Sales Charge	18.22%	9.47%	4.32%	3/1/02
	Including Sales Charge	17.22%	9.47%	4.32%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.42%		1.42%
Class C Shares		2.18%		2.18%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 8.47% (1-year); 8.54% (5-year); 4.70% (10-year)
Class C Shares: 12.88% (1-year); 8.93% (5-year); 4.50% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot ® invest directly in an index. The SAM Conservative Growth Blended Index is composed of 60% Russell 3000 Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, and 20% MSCI EAFE Index NR.

21

SAM Flexible Income Portfolio

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The fund operates as a fund of funds. It generally invests: between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; between 5% and 45% of its assets in equity funds that invest in foreign and domestic securities, and less than 30% in any one equity fund; and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The portfolio's strategic and tactical allocation to High Yield bonds, which outperformed other fixed income asset classes in the risk-on environment, was the largest positive contributor to performance for the period. The portfolio's strategic and tactical underweight to Government bonds, which underperformed other fixed income asset classes, aided performance for the period. Strong security selection in High Yield bonds positively contributed to performance for the period.

The portfolio's strategic allocation to TIPS was the largest detractor to performance for the period. TIPS tend to underperform when inflation comes in below expectations, as seen during the period. The portfolio's strategic and tactical underweight to Large Cap Growth equities, which posted strong returns, hindered performance for the period. Security selection in Investment Grade Corporate bonds negatively contributed to performance for the period.

*Securities described in the fund commentary may no longer be held in the fund.

22

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	6.92%	4.93%	4.97%	7/25/96
	Including Sales Charge	2.91%	4.13%	4.57%
Class C Shares	Excluding Sales Charge	6.17%	4.13%	4.18%	3/1/02
	Including Sales Charge	5.17%	4.13%	4.18%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.18%	1.18%
Class C Shares	1.95%	1.95%

Average annual total returns* including sales charge as of 9/30/17: Class A Shares: 1.56% (1-year); 4.02% (5-year); 4.64% (10-year) Class C Shares: 3.73% (1-year); 4.03% (5-year); 4.26% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Flexible Income Blended Index is composed of 75% Bloomberg Barclays U.S. Aggregate Bond Index, 20% ® Russell 3000 Index, and 5% MSCI EAFE Index NR.

23

SAM Strategic Growth Portfolio

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide long-term capital appreciation. The fund operates as a fund of funds. It generally invests between 75% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization domestic and foreign companies with growth and/or value characteristics, and less than 50% in any one equity fund; less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund.

Strong security selection in international equities was the largest positive contributor to performance for the period. Strong security selection in Mid Cap Value equities aided performance for the period. Strong security selection in Large Cap Value equities positively contributed to performance for the period.

The portfolio's strategic underweight to Large Cap Growth equities, which outperformed their value counterparts, was the largest detractor to performance for the period. Security selection in Large Cap Growth equities hindered performance for the period. The portfolio's strategic and tactical allocation to REITs, which posted small positive returns, but underperformed the strong equity returns, negatively contributed to performance for the period.

*Securities described in the fund commentary may no longer be held in the fund.

24

Value of a $10,000 Investment* October 31, 2007 - October 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year	Inception Date
Class A Shares	Excluding Sales Charge	21.34%	11.48%	5.03%	7/25/96
	Including Sales Charge	14.68%	10.22%	4.44%
Class C Shares	Excluding Sales Charge	20.48%	10.65%	4.25%	3/1/02
	Including Sales Charge	19.48%	10.65%	4.25%

Total Investment Expense as shown in the 3/1/17 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.44%		1.44%
Class C Shares		2.19%		2.19%

Average annual total returns* including sales charge as of 9/30/17:
Class A Shares: 9.90% (1-year); 9.60% (5-year); 4.64% (10-year)
Class C Shares: 14.39% (1-year); 10.03% (5-year); 4.45% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot ® invest directly in an index. The SAM Strategic Growth Blended Index is composed of 70% Russell 3000 Index, 25% MSCI EAFE Index NR, and 5% Bloomberg Barclays U.S. Aggregate Bond Index.

25

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017

Principal LifeTime			Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2010	Fund	2020	Fund	2030	Fund
Investment in affiliated funds--at cost	$910,124		$4,594,219		$5,359,748
Assets
Investment in affiliated funds--at value	$1,041,297		$5,470,427		$6,594,330
Receivables:
Dividends and interest	717		2,667		1,937
Expense reimbursement from Distributor	6		24		31
Fund shares sold	48		657		808
Investment securities sold	7,809		42,460		101,892
Total Assets	1,049,877		5,516,235		6,698,998
Liabilities
Accrued administrative service fees	6		35		36
Accrued distribution fees	53		230		267
Accrued service fees	28		154		163
Accrued transfer agent fees	26		109		154
Accrued chief compliance officer fees	–		1		1
Accrued directors' expenses	1		2		2
Accrued professional fees	15		17		17
Accrued other expenses	22		45		58
Payables:
Expense reimbursement to Manager	3		–		7
Fund shares redeemed	3,853		20,098		22,745
Investment securities purchased	4,720		25,684		81,882
Total Liabilities	8,727		46,375		105,332
Net Assets Applicable to Outstanding Shares	$1,041,150		$5,469,860		$6,593,666
Net Assets Consist of:
Capital shares and additional paid-in-capital	$877,963		$4,402,643		$5,142,291
Accumulated undistributed (overdistributed) net investment income (loss)	10,796		41,128		29,116
Accumulated undistributed (overdistributed) net realized gain (loss)	21,218		149,881		187,677
Net unrealized appreciation (depreciation) of investments	131,173		876,208		1,234,582
Total Net Assets	$1,041,150		$5,469,860		$6,593,666
Capital Stock (par value: $.01 per share):
Shares authorized	650,000		1,125,000		1,225,000
Net Asset Value Per Share:
Class A: Net Assets	$33,206		$123,884		$139,849
Shares Issued and Outstanding	2,360		8,366		9,176
Net Asset Value per share	$14.07		$14.81		$15.24
Maximum Offering Price	$14.62		$15.67		$16.13
Class J: Net Assets	$248,655		$966,158		$1,217,752
Shares Issued and Outstanding	17,822		65,905		80,245
Net Asset Value per share	$13.95	(a)	$14.66	(a)	$15.18	(a)
Institutional: Net Assets	$628,211		$3,661,569		$4,468,390
Shares Issued and Outstanding	44,839		248,371		293,439
Net Asset Value per share	$14.01		$14.74		$15.23
R-1: Net Assets	$6,335		$34,952		$33,711
Shares Issued and Outstanding	455		2,396		2,240
Net Asset Value per share	$13.92		$14.59		$15.05
R-2: Net Assets	$6,997		$44,802		$46,339
Shares Issued and Outstanding	503		3,074		3,069
Net Asset Value per share	$13.92		$14.57		$15.10
R-3: Net Assets	$42,175		$214,250		$218,611
Shares Issued and Outstanding	3,041		14,709		14,459
Net Asset Value per share	$13.87		$14.57		$15.12
R-4: Net Assets	$22,920		$149,079		$171,835
Shares Issued and Outstanding	1,648		10,208		11,001
Net Asset Value per share	$13.91		$14.60		$15.62
R-5: Net Assets	$52,651		$275,166		$297,179
Shares Issued and Outstanding	3,777		18,776		19,560
Net Asset Value per share	$13.94		$14.66		$15.19

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017

					Principal LifeTime
Principal LifeTime			Principal LifeTime		Strategic Income
Amounts in thousands, except per share amounts	2040 Fund		2050 Fund		Fund
Investment in affiliated funds--at cost	$3,500,051		$1,990,109		$519,678
Assets
Investment in affiliated funds--at value	$4,488,258		$2,552,134		$577,518
Receivables:
Dividends and interest	1,401		476		513
Expense reimbursement from Manager	–		1		–
Expense reimbursement from Distributor	19		6		2
Fund shares sold	641		649		6
Investment securities sold	72,666		42,558		5,320
Total Assets	4,562,985		2,595,824		583,359
Liabilities
Accrued administrative service fees	25		15		4
Accrued distribution fees	171		81		23
Accrued service fees	112		62		15
Accrued transfer agent fees	127		87		13
Accrued chief compliance officer fees	1		–		–
Accrued directors' expenses	2		3		–
Accrued professional fees	16		15		14
Accrued other expenses	37		37		17
Payables:
Expense reimbursement to Manager	–		–		3
Fund shares redeemed	15,640		9,934		2,243
Investment securities purchased	59,036		33,747		3,596
Total Liabilities	75,167		43,981		5,928
Net Assets Applicable to Outstanding Shares	$4,487,818		$2,551,843		$577,431
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,324,492		$1,913,973		$501,996
Accumulated undistributed (overdistributed) net investment income (loss)	14,118		4,712		7,696
Accumulated undistributed (overdistributed) net realized gain (loss)	161,001		71,133		9,899
Net unrealized appreciation (depreciation) of investments	988,207		562,025		57,840
Total Net Assets	$4,487,818		$2,551,843		$577,431
Capital Stock (par value: $.01 per share):
Shares authorized	1,050,000		825,000		750,000
Net Asset Value Per Share:
Class A: Net Assets	$99,913		$82,816		$21,016
Shares Issued and Outstanding	6,286		5,166		1,633
Net Asset Value per share	$15.89		$16.03		$12.87
Maximum Offering Price	$16.81		$16.96		$13.37
Class J: Net Assets	$732,742		$230,498		$78,254
Shares Issued and Outstanding	45,632		14,812		6,149
Net Asset Value per share	$16.06	(a)	$15.56	(a)	$12.73	(a)
Institutional: Net Assets	$3,129,453		$1,943,020		$409,643
Shares Issued and Outstanding	193,228		121,523		32,006
Net Asset Value per share	$16.20		$15.99		$12.80
R-1: Net Assets	$22,891		$15,806		$3,589
Shares Issued and Outstanding	1,433		1,004		281
Net Asset Value per share	$15.98		$15.75		$12.77
R-2: Net Assets	$36,466		$24,926		$4,452
Shares Issued and Outstanding	2,280		1,582		349
Net Asset Value per share	$15.99		$15.76		$12.77
R-3: Net Assets	$144,641		$84,500		$23,715
Shares Issued and Outstanding	9,065		5,358		1,873
Net Asset Value per share	$15.96		$15.77		$12.66
R-4: Net Assets	$119,680		$64,566		$11,087
Shares Issued and Outstanding	7,483		4,070		874
Net Asset Value per share	$15.99		$15.86		$12.69
R-5: Net Assets	$202,032		$105,711		$25,675
Shares Issued and Outstanding	12,545		6,642		2,010
Net Asset Value per share	$16.10		$15.92		$12.77

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

27

	STATEMENTS OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2017

		SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts		Portfolio		Balanced Portfolio		Growth Portfolio
Investment in securities--at cost		$3,781		$2,827		$11,850
Investment in affiliated funds--at cost		3,859,393		1,547,893		2,414,013
Assets
Investment in securities--at value		$3,781		$2,827		$11,850
Investment in affiliated funds--at value		4,886,249		1,804,911		3,219,682
Receivables:
Dividends and interest		2,503		1,515		763
Expense reimbursement from Distributor		28		16		14
Fund shares sold		867		1,513		561
Investment securities sold		1,314		–		1,711
	Total Assets	4,894,742		1,810,782		3,234,581
Liabilities
Accrued management and investment advisory fees		1,125		416		743
Accrued administrative service fees		5		3		3
Accrued distribution fees		1,232		416		862
Accrued service fees		28		14		17
Accrued transfer agent fees		524		150		367
Accrued chief compliance officer fees		1		–		–
Accrued directors' expenses		3		1		2
Accrued professional fees		16		14		14
Accrued other expenses		82		32		60
Payables:
Expense reimbursement to Manager		5		–		–
Fund shares redeemed		2,550		1,074		2,340
Investment securities purchased		2,496		1,918		754
	Total Liabilities	8,067		4,038		5,162
Net Assets Applicable to Outstanding Shares		$4,886,675		$1,806,744		$3,229,419
Net Assets Consist of:
Capital shares and additional paid-in-capital		$3,685,907		$1,519,233		$2,243,213
Accumulated undistributed (overdistributed) net investment income (loss)		1,644		1,560		3,922
Accumulated undistributed (overdistributed) net realized gain (loss)		172,268		28,933		176,615
Net unrealized appreciation (depreciation) of investments		1,026,856		257,018		805,669
	Total Net Assets	$4,886,675		$1,806,744		$3,229,419
Capital Stock (par value: $.01 per share):
Shares authorized		2,025,000		1,825,000		2,025,000
Net Asset Value Per Share:
Class A: Net Assets		$2,120,767		$529,131		$1,542,284
Shares Issued and Outstanding		127,530		42,249		80,176
Net Asset Value per share		$16.63		$12.52		$19.24
Maximum Offering Price		$17.60		$13.25		$20.36
Class C: Net Assets		$738,524		$255,601		$536,771
Shares Issued and Outstanding		45,063		20,626		29,931
Net Asset Value per share		$16.39	(a)	$12.39	(a)	$17.93	(a)
Class J: Net Assets		$1,104,582		$629,439		$568,263
Shares Issued and Outstanding		68,537		50,887		30,494
Net Asset Value per share		$16.12	(a)	$12.37	(a)	$18.64	(a)
Institutional: Net Assets		$791,221		$328,354		$501,264
Shares Issued and Outstanding		48,287		26,461		26,556
Net Asset Value per share		$16.39		$12.41		$18.88
R-1: Net Assets		$3,643		$3,152		$3,124
Shares Issued and Outstanding		223		255		168
Net Asset Value per share		$16.34		$12.36		$18.54
R-2: Net Assets		$3,691		$626		$2,173
Shares Issued and Outstanding		226		51		117
Net Asset Value per share		$16.30		$12.45		$18.57
R-3: Net Assets		$33,162		$12,691		$19,487
Shares Issued and Outstanding		2,030		1,025		1,048
Net Asset Value per share		$16.34		$12.38		$18.59
R-4: Net Assets		$32,954		$21,100		$15,686
Shares Issued and Outstanding		2,014		1,702		836
Net Asset Value per share		$16.36		$12.40		$18.77
R-5: Net Assets		$58,131		$26,650		$40,367
Shares Issued and Outstanding		3,553		2,149		2,154
Net Asset Value per share		$16.36		$12.40		$18.74

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2017

	SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio
Investment in securities--at cost	$2,982		$7,959
Investment in affiliated funds--at cost	2,524,838		1,460,060
Assets
Investment in securities--at value	$2,982		$7,959
Investment in affiliated funds--at value	2,757,277		1,974,803
Receivables:
Dividends and interest	3,157		59
Expense reimbursement from Manager	7		–
Expense reimbursement from Distributor	30		8
Fund shares sold	4,987		534
Investment securities sold	1,222		277
Total Assets	2,769,662		1,983,640
Liabilities
Accrued management and investment advisory fees	634		455
Accrued administrative service fees	1		2
Accrued distribution fees	670		537
Accrued service fees	7		11
Accrued transfer agent fees	192		270
Accrued directors' expenses	1		1
Accrued professional fees	14		14
Accrued other expenses	40		70
Payables:
Dividends payable	4,212		–
Expense reimbursement to Manager	–		3
Fund shares redeemed	2,042		782
Investment securities purchased	3,146		52
Total Liabilities	10,959		2,197
Net Assets Applicable to Outstanding Shares	$2,758,703		$1,981,443
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,529,890		$1,384,445
Accumulated undistributed (overdistributed) net investment income (loss)	205		9,496
Accumulated undistributed (overdistributed) net realized gain (loss)	(3,831)		72,759
Net unrealized appreciation (depreciation) of investments	232,439		514,743
Total Net Assets	$2,758,703		$1,981,443
Capital Stock (par value: $.01 per share):
Shares authorized	2,000,000		2,225,000
Net Asset Value Per Share:
Class A: Net Assets	$981,216		$1,023,096
Shares Issued and Outstanding	78,247		47,911
Net Asset Value per share	$12.54		$21.35
Maximum Offering Price	$13.03		$22.59
Class C: Net Assets	$363,723		$324,383
Shares Issued and Outstanding	29,295		16,617
Net Asset Value per share	$12.42	(a)	$19.52	(a)
Class J: Net Assets	$1,169,968		$310,009
Shares Issued and Outstanding	94,070		14,973
Net Asset Value per share	$12.44	(a)	$20.70	(a)
Institutional: Net Assets	$213,452		$273,691
Shares Issued and Outstanding	17,075		13,078
Net Asset Value per share	$12.50		$20.93
R-1: Net Assets	$1,603		$2,060
Shares Issued and Outstanding	129		100
Net Asset Value per share	$12.45		$20.54
R-2: Net Assets	$661		$2,451
Shares Issued and Outstanding	53		119
Net Asset Value per share	$12.48		$20.64
R-3: Net Assets	$6,057		$12,339
Shares Issued and Outstanding	485		598
Net Asset Value per share	$12.48		$20.62
R-4: Net Assets	$5,733		$15,237
Shares Issued and Outstanding	459		733
Net Asset Value per share	$12.48		$20.78
R-5: Net Assets	$16,290		$18,177
Shares Issued and Outstanding	1,305		877
Net Asset Value per share	$12.48		$20.73

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

29

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	Principal LifeTime		Principal LifeTime		Principal LifeTime
Amounts in thousands	2010 Fund		2020 Fund		2030 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated funds	$23,737		$112,077		$116,636
Total Income	23,737		112,077		116,636
Expenses:
Distribution fees - Class A	84		303		317
Distribution fees - Class J	368		1,394		1,710
Distribution fees - R-1	23		131		120
Distribution fees - R-2	23		139		144
Distribution fees - R-3	113		559		561
Distribution fees - R-4	26		170		184
Administrative service fees - R-1	19		105		96
Administrative service fees - R-2	15		92		96
Administrative service fees - R-3	31		157		157
Administrative service fees - R-4	8		51		55
Administrative service fees - R-5	6		31		33
Registration fees - Class A	15		18		18
Registration fees - Class J	17		30		35
Registration fees - Institutional	36		123		146
Service fees - R-1	17		93		86
Service fees - R-2	19		116		120
Service fees - R-3	113		559		561
Service fees - R-4	66		427		460
Service fees - R-5	147		785		812
Shareholder reports - Class A	1		4		10
Shareholder reports - Class J	16		60		90
Shareholder reports - Institutional	1		3		5
Transfer agent fees - Class A	31		115		146
Transfer agent fees - Class J	94		329		482
Transfer agent fees - Institutional	16		82		96
Chief compliance officer fees	2		10		11
Directors' expenses	22		104		116
Professional fees	(84	)(a)	(78	)(a)	(77	)(a)
Other expenses	12		51		59
Total Gross Expenses	1,257		5,963		6,649
Less: Reimbursement from Manager - Class A	3		–		11
Less: Reimbursement from Distributor - Class J	69		261		321
Total Net Expenses	1,185		5,702		6,317
Net Investment Income (Loss)	22,552		106,375		110,319

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated funds	22,870		144,977		158,961
Capital gain distribution received from affiliated funds	4,994		38,070		61,458
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	55,287		455,736		752,138
Net Realized and Unrealized Gain (Loss) on Investments	83,151		638,783		972,557
Net Increase (Decrease) in Net Assets Resulting from Operations	$105,703		$745,158		$1,082,876

(a)	Contra-expense is a result of change in allocation, upon further review by the Advisor, of invoices accrued for in the prior year related to a shareholder demand.

See accompanying notes.

30

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

					Principal LifeTime
	Principal LifeTime		Principal LifeTime		Strategic Income
Amounts in thousands	2040 Fund		2050 Fund		Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated funds	$73,485		$37,157		$13,785
Total Income	73,485		37,157		13,785
Expenses:
Distribution fees - Class A	230		186		52
Distribution fees - Class J	1,023		320		118
Distribution fees - R-1	84		59		13
Distribution fees - R-2	104		69		16
Distribution fees - R-3	362		201		62
Distribution fees - R-4	126		64		13
Administrative service fees - R-1	67		47		11
Administrative service fees - R-2	69		46		11
Administrative service fees - R-3	102		56		17
Administrative service fees - R-4	38		19		4
Administrative service fees - R-5	22		12		3
Registration fees - Class A	19		20		15
Registration fees - Class J	27		21		16
Registration fees - Institutional	110		95		28
Service fees - R-1	60		42		9
Service fees - R-2	87		58		14
Service fees - R-3	362		201		62
Service fees - R-4	316		161		33
Service fees - R-5	552		284		79
Shareholder reports - Class A	9		10		2
Shareholder reports - Class J	71		36		7
Shareholder reports - Institutional	5		6		1
Transfer agent fees - Class A	127		124		27
Transfer agent fees - Class J	376		192		47
Transfer agent fees - Institutional	83		58		16
Chief compliance officer fees	7		4		1
Directors' expenses	79		45		13
Professional fees	(79	) (a)	(82	)(a)	(84	)(a)
Other expenses	40		23		7
Total Gross Expenses	4,478		2,377		613
Less: Reimbursement from Manager - Class A	36		57		14
Less: Reimbursement from Distributor - Class J	192		60		22
Total Net Expenses	4,250		2,260		577
Net Investment Income (Loss)	69,235		34,897		13,208

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated funds	139,289		56,249		12,731
Capital gain distribution received from affiliated funds	50,943		29,982		1,395
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	564,205		363,384		15,738
Net Realized and Unrealized Gain (Loss) on Investments	754,437		449,615		29,864
Net Increase (Decrease) in Net Assets Resulting from Operations	$823,672		$484,512		$43,072

(a)	Contra-expense is a result of change in allocation, upon further review by the Advisor, of invoices accrued for in the prior year related to a shareholder demand.

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated funds	$101,057	$45,959	$55,795
Dividends	38	18	35
Total Income	101,095	45,977	55,830
Expenses:
Management and investment advisory fees	13,245	4,867	8,541
Distribution fees - Class A	5,199	1,309	3,705
Distribution fees - Class C	7,478	2,609	5,275
Distribution fees - Class J	1,590	900	795
Distribution fees - R-1	11	10	10
Distribution fees - R-2	13	3	10
Distribution fees - R-3	95	34	53
Distribution fees - R-4	33	20	17
Administrative service fees - R-1	9	8	8
Administrative service fees - R-2	9	2	7
Administrative service fees - R-3	26	10	15
Administrative service fees - R-4	10	6	5
Administrative service fees - R-5	9	3	5
Registration fees - Class A	32	23	22
Registration fees - Class C	18	15	14
Registration fees - Class J	30	29	20
Registration fees - Class P	13	16	10
Registration fees - Institutional	27	15	25
Service fees - R-1	8	7	7
Service fees - R-2	11	3	8
Service fees - R-3	95	34	54
Service fees - R-4	83	51	42
Service fees - R-5	226	83	125
Shareholder reports - Class A	149	46	124
Shareholder reports - Class C	50	21	46
Shareholder reports - Class J	71	36	39
Shareholder reports - Class P	–	–	1
Shareholder reports - Institutional	1	1	1
Transfer agent fees - Class A	1,462	361	1,117
Transfer agent fees - Class C	522	190	408
Transfer agent fees - Class J	357	185	196
Transfer agent fees - Class P	4	2	3
Transfer agent fees - Institutional	14	5	7
Chief compliance officer fees	8	3	5
Directors' expenses	89	34	59
Professional fees	29	25	28
Other expenses	34	16	21
Total Gross Expenses	31,060	10,982	20,828
Less: Reimbursement from Manager - Class P	–	7	9
Less: Reimbursement from Manager - Institutional	4	–	–
Less: Reimbursement from Distributor - Class J	298	169	149
Total Net Expenses	30,758	10,806	20,670
Net Investment Income (Loss)	70,337	35,171	35,160

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated funds	204,187	33,400	170,747
Capital gain distribution received from affiliated funds	70,115	19,381	62,047
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	296,722	87,411	277,827
Net Realized and Unrealized Gain (Loss) on Investments	571,024	140,192	510,621
Net Increase (Decrease) in Net Assets Resulting from Operations	$641,361	$175,363	$545,781

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

SAM Flexible		SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated funds	$80,974	$33,700
Dividends	87	38
Total Income	81,061	33,738
Expenses:
Management and investment advisory fees	7,248	5,151
Distribution fees - Class A	2,351	2,431
Distribution fees - Class C	3,690	3,133
Distribution fees - Class J	1,661	432
Distribution fees - R-1	4	8
Distribution fees - R-2	2	7
Distribution fees - R-3	16	34
Distribution fees - R-4	6	13
Administrative service fees - R-1	3	6
Administrative service fees - R-2	1	5
Administrative service fees - R-3	5	10
Administrative service fees - R-4	2	4
Administrative service fees - R-5	2	2
Registration fees - Class A	41	19
Registration fees - Class C	19	12
Registration fees - Class J	51	16
Registration fees - Class P	11	10
Registration fees - Institutional	49	26
Service fees - R-1	3	6
Service fees - R-2	2	6
Service fees - R-3	16	34
Service fees - R-4	15	33
Service fees - R-5	50	53
Shareholder reports - Class A	63	110
Shareholder reports - Class C	30	35
Shareholder reports - Class J	54	44
Shareholder reports - Institutional	2	1
Transfer agent fees - Class A	493	862
Transfer agent fees - Class C	254	289
Transfer agent fees - Class J	316	137
Transfer agent fees - Class P	5	1
Transfer agent fees - Institutional	12	5
Chief compliance officer fees	4	3
Directors' expenses	48	36
Professional fees	26	26
Other expenses	18	13
Total Gross Expenses	16,573	13,013
Less: Reimbursement from Manager - Class P	–	8
Less: Reimbursement from Manager - Institutional	35	2
Less: Reimbursement from Distributor - Class J	312	81
Total Net Expenses	16,226	12,922
Net Investment Income (Loss)	64,835	20,816

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated funds	2,921	56,749
Capital gain distribution received from affiliated funds	16,590	59,245
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	93,611	226,525
Net Realized and Unrealized Gain (Loss) on Investments	113,122	342,519
Net Increase (Decrease) in Net Assets Resulting from Operations	$177,957	$363,335

See accompanying notes.

33

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2010 Fund
													Year Ended		Year Ended
													October 31, 2017		October 31, 2016
Operations
Net investment income (loss)														$22,552	$23,348
Net realized gain (loss) on investments														27,864	31,776
Net change in unrealized appreciation/depreciation of investments														55,287	(18,106)
			Net Increase (Decrease) in Net Assets Resulting from Operations											105,703	37,018

Dividends and Distributions to Shareholders
From net investment income														(22,971)	(23,573)
From net realized gain on investments														(24,620)	(39,912)
							Total Dividends and Distributions							(47,591)	(63,485)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(234,182)	(136,728)
					Total Increase (Decrease) in Net Assets									(176,070)	(163,195)

Net Assets
Beginning of period														1,217,220	1,380,415
End of period (including undistributed net investment income as set forth below)														$1,041,150	$1,217,220
Undistributed (overdistributed) net investment income (loss)														$10,796	$11,215

	Class A	Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$3,470		$17,572	$40,381	$551		$1,019		$5,167		$3,295		$7,321
Reinvested	1,225		9,591	30,839	226		262		1,705		1,078		2,643
Redeemed	(7,263)		(38,044)	(246,186)	(2,322)		(3,081)		(17,631)		(12,540)		(33,460)
Net Increase (Decrease)	$(2,568) $		(10,881)	$(174,966) $	(1,545	) $	(1,800) $		(10,759)		$(8,167) $ (23,496)
Shares:
Sold	259		1,322	3,001	41		76		388		252		545
Reinvested	95		746	2,390	17		20		133		84		206
Redeemed	(539)		(2,862)	(18,498)	(175)		(231)		(1,333)		(944)		(2,536)
Net Increase (Decrease)	(185)		(794)	(13,107)	(117)		(135)		(812)		(608)		(1,785)
Year Ended October 31, 2016
Dollars:
Sold	$7,066		$27,625	$54,340	$843		$1,234		$7,104		$3,048		$12,607
Reinvested	1,845		11,343	41,177	465		459		2,509		1,652		3,999
Redeemed	(16,242)		(38,136)	(182,282)	(5,637)		(5,151)		(22,091)		(12,353)		(32,152)
Net Increase (Decrease)	$(7,331	) $	832	$(86,765)	$(4,329	) $	(3,458)		$ (12,478)		$(7,653) $ (15,546)
Shares:
Sold	539		2,141	4,203	67		96		552		235		985
Reinvested	144		891	3,221	36		36		198		130		314
Redeemed	(1,264)		(2,952)	(14,035)	(438)		(396)		(1,699)		(963)		(2,480)
Net Increase (Decrease)	(581)		80	(6,611)	(335)		(264)		(949)		(598)		(1,181)

Distributions:
Year Ended October 31, 2017
From net investment income $	(554	) $	(4,559)	$ (15,336)	$(74	) $	(94	) $	(697	) $	(480	) $	(1,177)
From net realized gain on
investments	(679)		(5,046)	(15,503)	(152)		(168)		(1,008)		(598)		(1,466)
Total Dividends and Distributions $	(1,233	) $	(9,605)	$ (30,839)	$(226	) $	(262	) $	(1,705	) $	(1,078	) $	(2,643)
Year Ended October 31, 2016
From net investment income $	(625	) $	(4,028)	$ (16,027)	$(111	) $	(119	) $	(747	) $	(536	) $	(1,380)
From net realized gain on
investments	(1,240)		(7,331)	(25,150)	(354)		(340)		(1,762)		(1,116)		(2,619)
Total Dividends and Distributions $	(1,865)	$ (11,359)		$ (41,177)	$(465	) $	(459	) $	(2,509	) $	(1,652	) $	(3,999)

See accompanying notes.

34

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2020 Fund
													Year Ended		Year Ended
													October 31, 2017		October 31, 2016
Operations
Net investment income (loss)														$106,375	$103,549
Net realized gain (loss) on investments														183,047	124,665
Net change in unrealized appreciation/depreciation of investments														455,736	(75,924)
			Net Increase (Decrease) in Net Assets Resulting from Operations											745,158	152,290

Dividends and Distributions to Shareholders
From net investment income														(106,973)	(98,417)
From net realized gain on investments														(99,463)	(391,213)
							Total Dividends and Distributions							(206,436)	(489,630)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(919,277)	(54,278)
					Total Increase (Decrease) in Net Assets									(380,555)	(391,618)

Net Assets
Beginning of period														5,850,415	6,242,033
End of period (including undistributed net investment income as set forth below)														$5,469,860	$5,850,415
Undistributed (overdistributed) net investment income (loss)														$41,128	$41,726

	Class A		Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$15,013		$75,142	$154,920	$2,719		$6,307		$22,654		$17,744		$38,471
Reinvested	3,649		31,402	143,493	1,137		1,363		7,122		6,114		11,957
Redeemed	(25,065)		(130,733)	(948,868)	(12,861)		(15,827)		(72,684)		(73,150)		(179,296)
Net Increase (Decrease)	$(6,403)		$ (24,189)	$ (650,455)	$(9,005)		$(8,157)		$ (42,908)		$ (49,292)		$ (128,868)
Shares:
Sold	1,078		5,477	11,263	198		459		1,658		1,298		2,791
Reinvested	275		2,389	10,863	87		104		544		466		909
Redeemed	(1,797)		(9,527)	(68,494)	(940)		(1,156)		(5,319)		(5,300)		(13,119)
Net Increase (Decrease)	(444)		(1,661)	(46,368)	(655)		(593)		(3,117)		(3,536)		(9,419)
Year Ended October 31, 2016
Dollars:
Sold	$17,377		$ 108,532	$228,454	$4,256		$6,588		$27,764		$34,813		$54,728
Reinvested	9,785		70,393	332,443	3,272		4,077		20,794		14,877		33,507
Redeemed	(34,308)		(130,878)	(583,484)	(11,458)		(16,128)		(73,660)		(53,114)		(122,908)
Net Increase (Decrease)	$(7,146	) $	48,047	$(22,587)	$(3,930	) $	(5,463)		$ (25,102)		$(3,424)		$ (34,673)
Shares:
Sold	1,316		8,271	17,449	329		506		2,117		2,661		4,242
Reinvested	751		5,457	25,634	255		318		1,621		1,156		2,597
Redeemed	(2,668)		(10,029)	(44,063)	(880)		(1,228)		(5,665)		(4,123)		(9,378)
Net Increase (Decrease)	(601)		3,699	(980)	(296)		(404)		(1,927)		(306)		(2,539)

Distributions:
Year Ended October 31, 2017
From net investment income $	(1,829)		$ (15,995)	$ (76,401)	$(437	) $	(544	) $	(3,144	) $	(2,923	) $	(5,700)
From net realized gain on
investments	(1,986)		(15,440)	(67,092)	(700)		(819)		(3,978)		(3,191)		(6,257)
Total Dividends and Distributions $	(3,815)		$ (31,435)	$ (143,493)	$(1,137	) $	(1,363	) $	(7,122	) $	(6,114) $ (11,957)
Year Ended October 31, 2016
From net investment income $	(1,779)		$ (13,154)	$ (70,930)	$(356	) $	(482	) $	(3,136	) $	(2,522	) $	(6,058)
From net realized gain on
investments	(8,473)		(57,250)	(261,513)	(2,916)		(3,599)		(17,658)		(12,355)		(27,449)
Total Dividends and Distributions	$ (10,252)		$ (70,404)	$ (332,443)	$(3,272	) $	(4,081)		$ (20,794)		$ (14,877)		$ (33,507)

See accompanying notes.

35

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2030 Fund
											Year Ended		Year Ended
											October 31, 2017		October 31, 2016
Operations
Net investment income (loss)												$110,319	$103,466
Net realized gain (loss) on investments												220,419	166,696
Net change in unrealized appreciation/depreciation of investments												752,138	(145,063)
		Net Increase (Decrease) in Net Assets Resulting from Operations										1,082,876	125,099

Dividends and Distributions to Shareholders
From net investment income												(110,644)	(98,630)
From net realized gain on investments												(139,825)	(467,060)
						Total Dividends and Distributions						(250,469)	(565,690)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(816,121)	322,588
				Total Increase (Decrease) in Net Assets								16,286	(118,003)

Net Assets
Beginning of period												6,577,380	6,695,383
End of period (including undistributed net investment income as set forth below)												$6,593,666	$6,577,380
Undistributed (overdistributed) net investment income (loss)												$29,116	$29,441

	Class A	Class J	Institutional	R-1		R-2		R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$20,893	$84,369	$267,936	$3,531		$7,084		$26,169	$24,128		$51,267
Reinvested	4,005	39,980	176,503	1,076		1,499		7,618	6,557		13,068
Redeemed	(18,845)	(118,962)	(1,062,915)	(9,951)		(16,276)		(77,162)	(66,575)		(181,118)
Net Increase (Decrease)	$6,053	$5,387	$(618,476)	$(5,344	) $	(7,693)		$ (43,375)	$ (35,890)		$ (116,783)
Shares:
Sold	1,472	6,033	19,111	255		504		1,866	1,687		3,649
Reinvested	299	3,006	13,235	81		113		574	478		981
Redeemed	(1,340)	(8,502)	(75,292)	(712)		(1,153)		(5,526)	(4,578)		(13,011)
Net Increase (Decrease)	431	537	(42,946)	(376)		(536)		(3,086)	(2,413)		(8,381)
Year Ended October 31, 2016
Dollars:
Sold	$23,216	$125,927	$390,889	$3,794		$6,686		$36,647	$32,732		$68,029
Reinvested	10,076	87,462	389,304	3,085		4,269		20,010	16,041		35,053
Redeemed	(32,505)	(123,301)	(514,828)	(10,761)		(18,458)		(56,163)	(51,103)		(123,513)
Net Increase (Decrease)	$787	$90,088	$265,365	$(3,882	) $	(7,503	) $	494	$(2,330) $ (20,431)
Shares:
Sold	1,758	9,556	29,732	292		510		2,778	2,411		5,212
Reinvested	769	6,708	29,749	238		329		1,538	1,196		2,684
Redeemed	(2,498)	(9,367)	(38,448)	(822)		(1,371)		(4,253)	(3,801)		(9,317)
Net Increase (Decrease)	29	6,897	21,033	(292)		(532)		63	(194)		(1,421)

Distributions:
Year Ended October 31, 2017
From net investment income $	(1,661)	$ (17,134)	$ (80,519)	$(322	) $	(476	) $	(2,754)	$(2,584	) $	(5,194)
From net realized gain on
investments	(2,496)	(22,854)	(95,984)	(754)		(1,025)		(4,865)	(3,973)		(7,874)
Total Dividends and Distributions $	(4,157)	$ (39,988)	$ (176,503)	$(1,076	) $	(1,501	) $	(7,619)	$(6,557) $ (13,068)
Year Ended October 31, 2016
From net investment income $	(1,555)	$ (13,905)	$ (72,301)	$(254	) $	(403	) $	(2,516)	$(2,316	) $	(5,380)
From net realized gain on
investments	(8,883)	(73,580)	(317,003)	(2,831)		(3,871)		(17,494)	(13,725)		(29,673)
Total Dividends and Distributions	$ (10,438)	$ (87,485)	$ (389,304)	$(3,085	) $	(4,274)		$ (20,010)	$ (16,041)		$ (35,053)

See accompanying notes.

36

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2040 Fund
											Year Ended		Year Ended
											October 31, 2017		October 31, 2016
Operations
Net investment income (loss)												$69,235	$61,355
Net realized gain (loss) on investments												190,232	160,470
Net change in unrealized appreciation/depreciation of investments												564,205	(178,217)
		Net Increase (Decrease) in Net Assets Resulting from Operations										823,672	43,608

Dividends and Distributions to Shareholders
From net investment income												(63,939)	(59,284)
From net realized gain on investments												(140,484)	(212,795)
						Total Dividends and Distributions						(204,423)	(272,079)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(486,398)	171,708
				Total Increase (Decrease) in Net Assets								132,851	(56,763)

Net Assets
Beginning of period												4,354,967	4,411,730
End of period (including undistributed net investment income as set forth below)												$4,487,818	$4,354,967
Undistributed (overdistributed) net investment income (loss)												$14,118	$8,822

	Class A	Class J	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$13,808	$54,930	$228,696	$3,239		$5,314		$22,822		$15,149	$32,255
Reinvested	3,747	29,045	146,291	964		1,321		6,182		5,767	11,011
Redeemed	(14,888)	(73,016)	(733,028)	(9,223)		(7,811)		(50,571)		(46,437)	(131,965)
Net Increase (Decrease)	$2,667	$10,959	$(358,041)	$(5,020	) $	(1,176)		$ (21,567)		$ (25,521)	$ (88,699)
Shares:
Sold	941	3,763	15,536	223		362		1,565		1,036	2,180
Reinvested	272	2,091	10,449	69		95		447		416	790
Redeemed	(1,017)	(4,954)	(49,161)	(626)		(533)		(3,471)		(3,149)	(9,052)
Net Increase (Decrease)	196	900	(23,176)	(334)		(76)		(1,459)		(1,697)	(6,082)
Year Ended October 31, 2016
Dollars:
Sold	$12,944	$83,356	$312,584	$3,079		$6,320		$21,655		$25,419	$48,919
Reinvested	5,437	36,801	191,736	1,489		1,907		9,119		7,947	17,542
Redeemed	(19,719)	(71,622)	(351,709)	(7,109)		(11,156)		(34,410)		(32,559)	(86,262)
Net Increase (Decrease)	$(1,338)	$48,535	$152,611	$(2,541	) $	(2,929	) $	(3,636	) $	807	$(19,801)
Shares:
Sold	951	6,066	22,622	226		459		1,586		1,850	3,581
Reinvested	399	2,678	13,836	109		139		667		580	1,273
Redeemed	(1,492)	(5,227)	(24,999)	(514)		(793)		(2,501)		(2,386)	(6,162)
Net Increase (Decrease)	(142)	3,517	11,459	(179)		(195)		(248)		44	(1,308)

Distributions:
Year Ended October 31, 2017
From net investment income $	(1,044)	$(8,605)	$ (47,872)	$(168	) $	(265	) $	(1,463	) $	(1,551)	$(2,971)
From net realized gain on
investments	(2,770)	(20,449)	(98,421)	(796)		(1,073)		(4,719)		(4,216)	(8,040)
Total Dividends and Distributions $	(3,814)	$ (29,054)	$ (146,293)	$(964	) $	(1,338	) $	(6,182	) $	(5,767)	$ (11,011)
Year Ended October 31, 2016
From net investment income $	(1,024)	$(7,123)	$ (44,577)	$(135	) $	(207	) $	(1,410	) $	(1,442)	$(3,366)
From net realized gain on
investments	(4,495)	(29,685)	(147,159)	(1,354)		(1,712)		(7,709)		(6,505)	(14,176)
Total Dividends and Distributions $	(5,519)	$ (36,808)	$ (191,736)	$(1,489	) $	(1,919	) $	(9,119	) $	(7,947)	$ (17,542)

See accompanying notes.

37

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal LifeTime 2050 Fund
									Year Ended		Year Ended
									October 31, 2017		October 31, 2016
Operations
Net investment income (loss)										$34,897	$30,761
Net realized gain (loss) on investments										86,231	87,592
Net change in unrealized appreciation/depreciation of investments										363,384	(97,582)
		Net Increase (Decrease) in Net Assets Resulting from Operations								484,512	20,771

Dividends and Distributions to Shareholders
From net investment income										(33,100)	(29,751)
From net realized gain on investments										(76,997)	(98,514)
						Total Dividends and Distributions				(110,097)	(128,265)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(185,460)	193,270
				Total Increase (Decrease) in Net Assets						188,955	85,776

Net Assets
Beginning of period										2,362,888	2,277,112
End of period (including undistributed net investment income as set forth below)										$2,551,843	$2,362,888
Undistributed (overdistributed) net investment income (loss)										$4,712	$2,915

	Class A	Class J	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$14,776	$23,113	$219,490	$2,691		$4,361	$16,459	$12,156	$23,332
Reinvested	2,854	8,951	85,008	653		855	3,328	2,906	5,496
Redeemed	(11,386)	(29,025)	(416,367)	(6,137)		(4,882)	(24,576)	(24,305)	(95,211)
Net Increase (Decrease)	$6,244	$3,039	$(111,869)	$(2,793	) $	334	$(4,789)	$(9,243)	$ (66,383)
Shares:
Sold	1,015	1,641	15,162	187		304	1,142	838	1,598
Reinvested	208	671	6,208	48		63	246	213	403
Redeemed	(775)	(2,051)	(28,650)	(416)		(338)	(1,719)	(1,684)	(6,730)
Net Increase (Decrease)	448	261	(7,280)	(181)		29	(331)	(633)	(4,729)
Year Ended October 31, 2016
Dollars:
Sold	$17,849	$37,817	$263,023	$3,239		$4,578	$16,056	$16,561	$33,747
Reinvested	3,694	10,134	95,723	842		1,035	4,034	3,548	9,208
Redeemed	(21,439)	(27,420)	(182,929)	(4,577)		(6,714)	(15,525)	(19,201)	(50,013)
Net Increase (Decrease)	$104	$20,531	$175,817	$(496	) $	(1,101)	$4,565	$908	$(7,058)
Shares:
Sold	1,320	2,865	19,581	245		344	1,204	1,238	2,533
Reinvested	272	770	7,081	63		77	302	264	684
Redeemed	(1,616)	(2,095)	(13,345)	(343)		(493)	(1,170)	(1,423)	(3,659)
Net Increase (Decrease)	(24)	1,540	13,317	(35)		(72)	336	79	(442)

Distributions:
Year Ended October 31, 2017
From net investment income $	(754)	$(2,397)	$ (26,816)	$(110	) $	(163)	$(762)	$(745)	$(1,353)
From net realized gain on
investments	(2,135)	(6,557)	(58,192)	(543)		(700)	(2,566)	(2,161)	(4,143)
Total Dividends and Distributions $	(2,889)	$(8,954)	$ (85,008)	$(653	) $	(863)	$(3,328)	$(2,906)	$(5,496)
Year Ended October 31, 2016
From net investment income $	(733)	$(1,945)	$ (23,634)	$(88	) $	(117)	$(669)	$(688)	$(1,877)
From net realized gain on
investments	(3,000)	(8,192)	(72,089)	(754)		(923)	(3,365)	(2,860)	(7,331)
Total Dividends and Distributions $	(3,733)	$ (10,137)	$ (95,723)	$(842	) $	(1,040)	$(4,034)	$(3,548)	$(9,208)

See accompanying notes.

38

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

														Principal LifeTime Strategic Income
Amounts in thousands															Fund
														Year Ended		Year Ended
														October 31, 2017		October 31, 2016
Operations
Net investment income (loss)															$13,208	$13,376
Net realized gain (loss) on investments															14,126	5,473
Net change in unrealized appreciation/depreciation of investments															15,738	5,328
			Net Increase (Decrease) in Net Assets Resulting from Operations												43,072	24,177

Dividends and Distributions to Shareholders
From net investment income															(13,093)	(13,535)
From net realized gain on investments															(2,543)	–
								Total Dividends and Distributions							(15,636)	(13,535)

Capital Share Transactions
Net increase (decrease) in capital share transactions															(136,797)	(43,823)
						Total Increase (Decrease) in Net Assets									(109,361)	(33,181)

Net Assets
Beginning of period															686,792	719,973
End of period (including undistributed net investment income as set forth below)															$577,431	$686,792
Undistributed (overdistributed) net investment income (loss)															$7,696	$7,581

	Class A		Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$2,707		$6,131		$42,626	$668		$458		$6,724		$10,872		$7,025
Reinvested	411		1,770		11,688	58		97		486		320		794
Redeemed	(4,319)		(13,931)		(156,027)	(1,491)		(2,498)		(11,243)		(16,231)		(23,892)
Net Increase (Decrease)	$(1,201	) $	(6,030)		$ (101,713)	$(765	) $	(1,943	) $	(4,033	) $	(5,039)		$ (16,073)
Shares:
Sold	217		504		3,463	54		37		545		903		574
Reinvested	34		149		979	5		8		41		27		67
Redeemed	(348)		(1,142)		(12,669)	(122)		(202)		(917)		(1,340)		(1,949)
Net Increase (Decrease)	(97)		(489)		(8,227)	(63)		(157)		(331)		(410)		(1,308)
Year Ended October 31, 2016
Dollars:
Sold	$11,417		$8,985		$63,932	$905		$1,102		$4,729		$4,532		$8,920
Reinvested	488		1,412		10,042	55		82		404		267		774
Redeemed	(20,849)		(12,427)		(95,007)	(2,314)		(2,446)		(8,000)		(5,665)		(15,161)
Net Increase (Decrease)	$(8,944	) $	(2,030)		$ (21,033)	$(1,354	) $	(1,262	) $	(2,867	) $	(866	) $	(5,467)
Shares:
Sold	954		762		5,354	76		92		399		383		747
Reinvested	41		122		863	5		7		35		23		66
Redeemed	(1,728)		(1,047)		(7,945)	(194)		(204)		(679)		(483)		(1,278)
Net Increase (Decrease)	(733)		(163)		(1,728)	(113)		(105)		(245)		(77)		(465)

Distributions:
Year Ended October 31, 2017
From net investment income $	(343	) $	(1,468	) $	(9,867)	$(42	) $	(74	) $	(387	) $	(261	) $	(651)
From net realized gain on
investments	(79)		(303)		(1,821)	(16)		(23)		(99)		(59)		(143)
Total Dividends and Distributions $	(422	) $	(1,771)		$ (11,688)	$(58	) $	(97	) $	(486	) $	(320	) $	(794)
Year Ended October 31, 2016
From net investment income $	(498	) $	(1,413)		$ (10,042)	$(55	) $	(82	) $	(404	) $	(267	) $	(774)
From net realized gain on
investments	–		–		–	–		–		–		–		–
Total Dividends and Distributions $	(498	) $	(1,413)		$ (10,042)	$(55	) $	(82	) $	(404	) $	(267	) $	(774)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Balanced Portfolio
									Year Ended			Year Ended
									October 31, 2017			October 31, 2016
Operations
Net investment income (loss)									$	70,337			$69,643
Net realized gain (loss) on investments										274,302			91,607
Net change in unrealized appreciation/depreciation of investments										296,722			(33,252)
		Net Increase (Decrease) in Net Assets Resulting from Operations								641,361			127,998

Dividends and Distributions to Shareholders
From net investment income											(70,288)		(68,032)
From net realized gain on investments											(94,216)		(302,643)
					Total Dividends and Distributions					(164,504)			(370,675)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(349,380)			138,523
				Total Increase (Decrease) in Net Assets						127,477			(104,154)

Net Assets
Beginning of period										4,759,198			4,863,352
End of period (including undistributed net investment income as set forth below)										$4,886,675			$4,759,198
Undistributed (overdistributed) net investment income (loss)									$	1,644			$1,595

	Class A	Class C	Class J	Class P(a)	Institutional	R-1	R-2		R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$145,494	$66,411	$111,856	$10,817	$84,588	$952	$258		$6,155	$8,124		$49,835
Reinvested	69,067	20,327	37,843	388	29,293	88	149		1,178	1,126		3,647
Redeemed	(347,980)	(169,109)	(157,972)	(23,363)	(162,070)	(513)	(1,937)		(49,995)		(11,328)	(72,709)
Net Increase (Decrease)	$(133,419)	$ (82,371)	$(8,273)	$ (12,158)	$ (48,189)	$527	$(1,530)	$ (42,662)		$(2,078)	$ (19,227)
Shares:
Sold	9,291	4,316	7,397	709	5,431	62	17		401	533		3,313
Reinvested	4,560	1,372	2,573	26	1,957	6	10		79	76		245
Redeemed	(22,236)	(10,924)	(10,408)	(1,497)	(10,484)	(34)	(126)		(3,339)		(730)	(4,642)
Net Increase (Decrease)	(8,385)	(5,236)	(438)	(762)	(3,096)	34	(99)		(2,859)		(121)	(1,084)
Year Ended October 31, 2016
Dollars:
Sold	$171,257	$90,544	$141,261	$11,843	$66,157	$667	$786		$18,627	$6,479		$16,533
Reinvested	158,612	52,448	79,100	393	62,778	269	368		5,002	2,969		5,599
Redeemed	(302,764)	(119,159)	(156,172)	(4,505)	(108,627)	(1,633)	(1,698)		(16,186)		(16,058)	(26,367)
Net Increase (Decrease)	$27,105	$23,833	$64,189	$7,731	$20,308	$(697)	$(544	) $	7,443	$(6,610	) $	(4,235)
Shares:
Sold	11,566	6,180	9,807	805	4,528	46	56		1,280	447		1,119
Reinvested	10,853	3,643	5,572	27	4,351	19	26		348	206		389
Redeemed	(20,398)	(8,160)	(10,863)	(313)	(7,467)	(112)	(114)		(1,100)		(1,096)	(1,782)
Net Increase (Decrease)	2,021	1,663	4,516	519	1,412	(47)	(32)		528		(443)	(274)

Distributions:
Year Ended October 31, 2017
From net investment income	$ (30,076)	$(5,919)	$ (17,497)	$(155)	$ (14,069)	$(29)	$(52	) $	(429)	$(474	) $	(1,588)
From net realized gain on
investments	(39,949)	(14,747)	(20,441)	(237)	(15,226)	(59)	(97)		(749)		(652)	(2,059)
Total Dividends and Distributions	$ (70,025)	$ (20,666)	$ (37,938)	$(392)	$ (29,295)	$(88)	$(149	) $	(1,178)	$(1,126	) $	(3,647)
Year Ended October 31, 2016
From net investment income	$ (29,853)	$(5,441)	$ (16,255)	$(104)	$ (13,836)	$(34)	$(53	) $	(843)	$(516	) $	(1,097)
From net realized gain on
investments	(130,829)	(47,951)	(62,954)	(289)	(48,956)	(235)	(315)		(4,159)		(2,453)	(4,502)
Total Dividends and Distributions	$ (160,682)	$ (53,392)	$ (79,209)	$(393)	$ (62,792)	$(269)	$(368	) $	(5,002)	$(2,969	) $	(5,599)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

40

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											SAM Conservative Balanced Portfolio
											Year Ended				Year Ended
											October 31, 2017				October 31, 2016
Operations
Net investment income (loss)													$35,171			$34,138
Net realized gain (loss) on investments													52,781			15,395
Net change in unrealized appreciation/depreciation of investments													87,411			5,028
		Net Increase (Decrease) in Net Assets Resulting from Operations									175,363					54,561

Dividends and Distributions to Shareholders
From net investment income													(35,423)			(33,702)
From net realized gain on investments													(17,952)			(66,439)
						Total Dividends and Distributions							(53,375)			(100,141)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(51,239)			104,160
				Total Increase (Decrease) in Net Assets									70,749			58,580

Net Assets
Beginning of period											1,735,995					1,677,415
End of period (including undistributed net investment income as set forth below)											$1,806,744					$1,735,995
Undistributed (overdistributed) net investment income (loss)													$1,560			$1,812

	Class A	Class C	Class J	Class P(a)		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$74,908	$27,297	$92,151	$2,641		$49,502	$628		$97		$3,587		$9,410		$8,192
Reinvested	15,102	5,847	18,822	212		10,729	65		29		390		594		1,082
Redeemed	(109,039)	(59,407)	(88,335)	(11,617)		(71,502)	(142)		(759)		(9,059)		(5,697)		(16,967)
Net Increase (Decrease)	$(19,029)	$ (26,263)	$22,638	$(8,764)		$ (11,271)	$551		$(633	) $	(5,082	) $	4,307		$(7,693)
Shares:
Sold	6,228	2,301	7,779	224		4,114	53		8		303		802		697
Reinvested	1,279	503	1,612	18		916	6		3		34		51		93
Redeemed	(9,040)	(4,987)	(7,435)	(966)		(6,014)	(12)		(63)		(770)		(475)		(1,412)
Net Increase (Decrease)	(1,533)	(2,183)	1,956	(724)		(984)	47		(52)		(433)		378		(622)
Year Ended October 31, 2016
Dollars:
Sold	$76,070	$42,521	$97,429	$8,190		$57,523	$647		$242		$3,507		$3,274		$8,875
Reinvested	30,037	13,509	32,989	115		18,678	157		78		993		1,038		1,728
Redeemed	(92,044)	(49,351)	(87,455)	(1,786)		(42,602)	(1,212)		(616)		(5,364)		(6,497)		(6,513)
Net Increase (Decrease)	$14,063	$6,679	$42,963	$6,519		$33,599	$(408	) $	(296	) $	(864	) $	(2,185	) $	4,090
Shares:
Sold	6,593	3,733	8,517	709		5,172	56		22		307		287		781
Reinvested	2,635	1,200	2,927	10		1,652	14		7		88		92		153
Redeemed	(7,982)	(4,329)	(7,702)	(153)		(3,728)	(108)		(54)		(472)		(569)		(566)
Net Increase (Decrease)	1,246	604	3,742	566		3,096	(38)		(25)		(77)		(190)		368

Distributions:
Year Ended October 31, 2017
From net investment income	$ (10,270)	$(3,258)	$ (12,912)	$(122	) $	(7,447)	$(40	) $	(17	) $	(243	) $	(396	) $	(718)
From net realized gain on
investments	(5,206)	(2,702)	(5,926)	(90)		(3,282)	(25)		(12)		(147)		(198)		(364)
Total Dividends and Distributions	$ (15,476)	$(5,960)	$ (18,838)	$(212)		$ (10,729)	$(65	) $	(29	) $	(390	) $	(594	) $	(1,082)
Year Ended October 31, 2016
From net investment income	$ (10,257)	$(3,337)	$ (11,621)	$(60	) $	(7,126)	$(39	) $	(21	) $	(297	) $	(328	) $	(616)
From net realized gain on
investments	(20,247)	(10,478)	(21,414)	(55)		(11,552)	(118)		(57)		(696)		(710)		(1,112)
Total Dividends and Distributions	$ (30,504)	$ (13,815)	$ (33,035)	$(115)		$ (18,678)	$(157	) $	(78	) $	(993	) $	(1,038	) $	(1,728)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													SAM Conservative Growth Portfolio
													Year Ended				Year Ended
													October 31, 2017				October 31, 2016
Operations
Net investment income (loss)															$35,160			$28,574
Net realized gain (loss) on investments													232,794					76,481
Net change in unrealized appreciation/depreciation of investments													277,827					(48,392)
		Net Increase (Decrease) in Net Assets Resulting from Operations											545,781					56,663

Dividends and Distributions to Shareholders
From net investment income															(35,045)			(25,969)
From net realized gain on investments															(64,573)			(290,387)
								Total Dividends and Distributions							(99,618)			(316,356)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(215,462)					73,979
						Total Increase (Decrease) in Net Assets							230,701					(185,714)

Net Assets
Beginning of period													2,998,718					3,184,432
End of period (including undistributed net investment income as set forth below)													$3,229,419					$2,998,718
Undistributed (overdistributed) net investment income (loss)															$3,922			$3,807

	Class A	Class C		Class J		Class P(a)		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$92,407	$39,580		$65,417		$6,437		$51,408	$493		$191		$3,476		$4,408		$10,570
Reinvested	46,045	13,952		17,724		231		17,476	74		123		668		536		1,847
Redeemed	(227,418)	(106,986)		(80,883)		(13,430)		(108,259)	(392)		(2,757)		(14,959)		(7,350)		(26,091)
Net Increase (Decrease)	$(88,966)	$ (53,454)		$2,258		$(6,762)		$ (39,375)	$175		$(2,443)		$ (10,815)		$(2,406)		$ (13,674)
Shares:
Sold	5,226	2,403		3,836		378		2,918	28		11		203		262		630
Reinvested	2,749	890		1,093		14		1,065	5		8		42		33		113
Redeemed	(12,831)	(6,464)		(4,734)		(763)		(6,242)	(23)		(161)		(890)		(419)		(1,481)
Net Increase (Decrease)	(4,856)	(3,171)		195		(371)		(2,259)	10		(142)		(645)		(124)		(738)
Year Ended October 31, 2016
Dollars:
Sold	$86,515	$43,844		$59,168		$4,632		$23,568	$439		$630		$4,319		$3,896		$9,034
Reinvested	145,641	51,979		51,098		340		54,023	305		478		2,864		1,891		4,531
Redeemed	(200,706)	(81,691)		(76,209)		(1,609)		(85,897)	(1,092)		(1,923)		(7,075)		(8,807)		(10,207)
Net Increase (Decrease)	$31,450	$14,132		$34,057		$3,363		$(8,306)	$(348	) $	(815	) $	108		$(3,020	) $	3,358
Shares:
Sold	5,283	2,853		3,691		289		1,449	29		42		273		244		555
Reinvested	9,023	3,445		3,263		21		3,406	19		31		183		120		288
Redeemed	(12,202)	(5,318)		(4,797)		(100)		(5,352)	(69)		(120)		(444)		(539)		(614)
Net Increase (Decrease)	2,104	980		2,157		210		(497)	(21)		(47)		12		(175)		229

Distributions:
Year Ended October 31, 2017
From net investment income	$ (16,780)	$(2,701	) $	(6,940	) $	(109	) $	(7,370)	$(17	) $	(32	) $	(195	) $	(188	) $	(713)
From net realized gain on
investments	(29,837)	(11,570)		(10,806)		(147)		(10,110)	(57)		(91)		(473)		(348)		(1,134)
Total Dividends and Distributions	$ (46,617)	$ (14,271)		$ (17,746)		$(256)		$ (17,480)	$(74	) $	(123	) $	(668	) $	(536	) $	(1,847)
Year Ended October 31, 2016
From net investment income	$ (12,787)	$(1,026	) $	(4,969	) $	(39	) $	(6,411)	$(7	) $	(12	) $	(201	) $	(147	) $	(370)
From net realized gain on
investments	(134,556)	(52,427)		(46,145)		(301)		(47,624)	(298)		(468)		(2,663)		(1,744)		(4,161)
Total Dividends and Distributions	$ (147,343)	$ (53,453)		$ (51,114)		$(340)		$ (54,035)	$(305	) $	(480	) $	(2,864	) $	(1,891	) $	(4,531)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

42

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Flexible Income Portfolio
										Year Ended				Year Ended
										October 31, 2017				October 31, 2016
Operations
Net investment income (loss)												$64,835			$61,267
Net realized gain (loss) on investments												19,511			5,461
Net change in unrealized appreciation/depreciation of investments												93,611			27,616
		Net Increase (Decrease) in Net Assets Resulting from Operations								177,957					94,344

Dividends and Distributions to Shareholders
From net investment income												(65,100)			(61,873)
From net realized gain on investments												(9,941)			(56,712)
						Total Dividends and Distributions						(75,041)			(118,585)

Capital Share Transactions
Net increase (decrease) in capital share transactions										123,871					300,691
				Total Increase (Decrease) in Net Assets						226,787					276,450

Net Assets
Beginning of period										2,531,916					2,255,466
End of period (including undistributed net investment income as set forth below)										$2,758,703					$2,531,916
Undistributed (overdistributed) net investment income (loss)												$205			$470

	Class A	Class C	Class J	Class P(a)		Institutional	R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$209,865	$59,821	$ 234,164	$6,606		$73,007	$936	$66		$1,593		$1,649		$3,607
Reinvested	26,349	7,677	33,202	294		5,884	25	18		175		169		599
Redeemed	(209,024)	(86,022)	(164,981)	(19,160)		(46,687)	(498)	(168)		(3,978)		(2,409)		(8,908)
Net Increase (Decrease)	$27,190	$(18,524)	$ 102,385	$(12,260)	) $	32,204	$463	$(84	) $	(2,210	) $	(591	) $	(4,702)
Shares:
Sold	17,124	4,940	19,334	546		5,943	76	5		131		135		300
Reinvested	2,164	639	2,747	24		484	2	2		15		14		49
Redeemed	(17,083)	(7,085)	(13,589)	(1,557)		(3,817)	(41)	(14)		(330)		(197)		(727)
Net Increase (Decrease)	2,205	(1,506)	8,492	(987)		2,610	37	(7)		(184)		(48)		(378)
Year Ended October 31, 2016
Dollars:
Sold	$220,837	$79,400	$ 279,814	$9,471		$23,807	$534	$79		$1,269		$1,972		$6,022
Reinvested	43,611	15,191	46,955	416		9,525	35	39		465		388		921
Redeemed	(177,952)	(70,425)	(142,909)	(2,577)		(34,726)	(139)	(230)		(3,598)		(4,032)		(3,472)
Net Increase (Decrease)	$86,496	$24,166	$ 183,860	$7,310		$(1,394)	$430	$(112	) $	(1,864	) $	(1,672	) $	3,471
Shares:
Sold	18,535	6,744	23,660	788		2,013	45	7		108		167		510
Reinvested	3,709	1,308	4,022	36		812	3	3		40		33		79
Redeemed	(15,044)	(5,988)	(12,179)	(218)		(2,936)	(12)	(19)		(308)		(339)		(294)
Net Increase (Decrease)	7,200	2,064	15,503	606		(111)	36	(9)		(160)		(139)		295

Distributions:
Year Ended October 31, 2017
From net investment income	$ (23,240)	$(6,376)	$ (29,183)	$(251)		$(5,205)	$(21)	$(15	) $	(148	) $	(145	) $	(516)
From net realized gain on
investments	(3,550)	(1,429)	(4,087)	(49)		(685)	(4)	(3)		(27)		(24)		(83)
Total Dividends and Distributions	$ (26,790)	$(7,805)	$ (33,270)	$(300)		$(5,890)	$(25)	$(18	) $	(175	) $	(169	) $	(599)
Year Ended October 31, 2016
From net investment income	$ (23,117)	$(6,785)	$ (25,610)	$(235)		$(5,179)	$(17)	$(18	) $	(216	) $	(192	) $	(504)
From net realized gain on
investments	(21,175)	(8,654)	(21,453)	(181)		(4,348)	(18)	(21)		(249)		(196)		(417)
Total Dividends and Distributions	$ (44,292)	$ (15,439)	$ (47,063)	$(416)		$(9,527)	$(35)	$(39	) $	(465	) $	(388	) $	(921)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														SAM Strategic Growth Portfolio
														Year Ended				Year Ended
														October 31, 2017				October 31, 2016
Operations
Net investment income (loss)																$20,816			$19,137
Net realized gain (loss) on investments														115,994					55,773
Net change in unrealized appreciation/depreciation of investments														226,525					(58,963)
			Net Increase (Decrease) in Net Assets Resulting from Operations											363,335					15,947

Dividends and Distributions to Shareholders
From net investment income																(18,516)			(17,512)
From net realized gain on investments																(47,267)			(220,872)
									Total Dividends and Distributions							(65,783)			(238,384)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(111,235)					85,379
							Total Increase (Decrease) in Net Assets							186,317					(137,058)

Net Assets
Beginning of period														1,795,126					1,932,184
End of period (including undistributed net investment income as set forth below)														$1,981,443					$1,795,126
Undistributed (overdistributed) net investment income (loss)																$9,496			$7,196

	Class A		Class C		Class J		Class P(a)		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$56,829		$23,938		$28,179		$2,991		$38,348	$319		$268		$1,889		$3,623		$6,191
Reinvested	33,141		9,537		10,514		114		9,912	67		71		476		442		875
Redeemed	(147,740)		(60,452)		(40,178)		(5,843)		(58,320)	(817)		(429)		(9,555)		(2,575)		(13,050)
Net Increase (Decrease)	$(57,770)		$ (26,977)		$(1,485	) $	(2,738)		$ (10,060)	$(431	) $	(90	) $	(7,190	) $	1,490		$(5,984)
Shares:
Sold	2,922		1,347		1,510		162		1,971	16		14		101		190		336
Reinvested	1,814		569		594		7		554	4		4		27		25		49
Redeemed	(7,601)		(3,390)		(2,141)		(304)		(3,069)	(42)		(22)		(518)		(136)		(684)
Net Increase (Decrease)	(2,865)		(1,474)		(37)		(135)		(544)	(22)		(4)		(390)		79		(299)
Year Ended October 31, 2016
Dollars:
Sold	$56,757		$24,229		$28,430		$1,970		$14,861	$309		$294		$3,302		$2,934		$4,913
Reinvested	119,346		39,680		34,991		186		34,074	391		342		2,180		1,704		2,940
Redeemed	(134,054)		(47,623)		(43,623)		(948)		(41,877)	(1,324)		(986)		(4,003)		(5,703)		(8,313)
Net Increase (Decrease)	$42,049		$16,286		$19,798		$1,208		$7,058	$(624	) $	(350	) $	1,479		$(1,065	) $	(460)
Shares:
Sold	3,155		1,464		1,610		110		829	18		17		183		169		274
Reinvested	6,683		2,421		2,020		11		1,945	23		20		126		98		170
Redeemed	(7,416)		(2,871)		(2,483)		(53)		(2,366)	(77)		(56)		(221)		(320)		(472)
Net Increase (Decrease)	2,422		1,014		1,147		68		408	(36)		(19)		88		(53)		(28)

Distributions:
Year Ended October 31, 2017
From net investment income $	(9,732	) $	(1,253	) $	(3,412	) $	(39	) $	(3,543)	$(9	) $	(13	) $	(109	) $	(128	) $	(278)
From net realized gain on
investments	(23,821)		(8,485)		(7,123)		(75)		(6,369)	(58)		(58)		(367)		(314)		(597)
Total Dividends and Distributions	$ (33,553)		$(9,738)		$ (10,535)		$(114	) $	(9,912)	$(67	) $	(71	) $	(476	) $	(442	) $	(875)
Year Ended October 31, 2016
From net investment income $	(9,395	) $	(1,000	) $	(2,992	) $	(19	) $	(3,582)	$(15	) $	(11	) $	(142	) $	(123	) $	(233)
From net realized gain on
investments	(111,444)		(39,596)		(32,003)		(167)		(30,629)	(376)		(331)		(2,038)		(1,581)		(2,707)
Total Dividends and Distributions	$ (120,839)		$ (40,596)		$ (34,995)		$(186)		$ (34,211)	$(391	) $	(342	) $	(2,180	) $	(1,704	) $	(2,940)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

44

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) (known as the "Funds") are presented herein. The Funds may offer up to nine classes of shares: Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Information presented in these financial statements pertains to Class A and Class C shares. Certain detailed financial information for Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the year. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly, the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Funds pursuant to the investment advisory agreement remain the same.

Effective June 23, 2017, Class P shares discontinued operations and converted to Institutional shares.

All classes of shares for each of the Funds represent interests in the same portfolio of investments and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. (the “Board of Directors”). In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds invest in Institutional and R-6 shares of other series of the Fund, which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds which are valued at fair value. The Funds also invest in publicly traded investment funds. Publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of Principal Funds, Inc., Principal Exchange-Traded Funds and publicly traded investment funds are referred to as the “Underlying Funds”.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other fund expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

In addition to the expenses that each of the Funds bears directly, each of the Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Funds will vary. Management fees are allocated on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

2. Significant Accounting Policies (Continued)

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2017, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2014-2016. No examinations are in progress at this time.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of October 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2017, none of the Funds borrowed from or loaned to the Facility.

In addition, the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank, which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Funds did not borrow against the line of credit during the year ended October 31, 2017.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Funds’ own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Funds’ assets and liabilities. For the year-ended October 31, 2017, there were no transfers between Level 1 and Level 2 and 100% of the Funds’ investments were valued based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. Certain of the Funds have agreed to pay investment advisory and management fees to the Manager computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .35% of aggregate net assets up to $3 billion, .30% of the next $4 billion of aggregate net assets, .25% of the next $4 billion of aggregate net assets, .20% of the next $4 billion of aggregate net assets, and .18% of aggregate net assets over $15 billion. Principal LifeTime Funds do not pay investment advisory and management fees.

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares, on an annualized basis, during the reporting period. The operating expense limits are as follows:

		Period from November 1, 2016 through October 31, 2017
	Class A	Class C	Class J	Institutional		Expiration Date
Principal LifeTime 2010 Fund	.38%	N/A	N/A	N/A		February 28, 2018
Principal LifeTime 2020 Fund	.38	N/A	N/A	N/A		February 28, 2018
Principal LifeTime 2030 Fund	.38	N/A	N/A	N/A		February 28, 2018
Principal LifeTime 2040 Fund	.38	N/A	N/A	N/A		February 28, 2018
Principal LifeTime 2050 Fund	.38	N/A	N/A	N/A		February 28, 2018
Principal LifeTime Strategic Income Fund	.38	N/A	N/A	N/A		February 28, 2018
SAM Balanced Portfolio	N/A	N/A	N/A	.28	%#	June 30, 2018
SAM Conservative Balanced Portfolio	.63	1.38%	.63%	.29	#	June 30, 2018
SAM Conservative Growth Portfolio	N/A	N/A	N/A	.29	#	June 30, 2018
SAM Flexible Income Portfolio	N/A	N/A	N/A	.29	#	June 30, 2018
SAM Strategic Growth Portfolio	N/A	N/A	N/A	.29	#	June 30, 2018

# Period from June 23, 2017 to October 31, 2017.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution Fees. Class A, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (the "Distributor"), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively.

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percentage of average net assets on an annualized basis) attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .12% for Class J shares. The voluntary expense limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as reimbursement from Distributor and are settled monthly.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any contingent deferred sales charge (“CDSC”) on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio and 5.50% for all other Funds. The aggregate amounts of these charges retained by the Distributor for the year ended October 31, 2017, were as follows (amounts in thousands):

	Class A	Class C	Class J
Principal LifeTime 2010 Fund	$14	N/A	$26
Principal LifeTime 2020 Fund	126	N/A	115
Principal LifeTime 2030 Fund	256	N/A	150
Principal LifeTime 2040 Fund	223	N/A	102
Principal LifeTime 2050 Fund	211	N/A	50
Principal LifeTime Strategic Income Fund	20	N/A	9
SAM Balanced Portfolio	1,292	$49	166
SAM Conservative Balanced Portfolio	549	23	79
SAM Conservative Growth Portfolio	930	29	81
SAM Flexible Income Portfolio	999	52	260
SAM Strategic Growth Portfolio	684	16	41

Affiliated Ownership. At October 31, 2017, Principal Life Insurance Company (an affiliate of the Manager), the Manager, the Distributor, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

Institutional
Principal LifeTime 2010 Fund	36,714
Principal LifeTime 2020 Fund	202,269
Principal LifeTime 2030 Fund	245,588
Principal LifeTime 2040 Fund	157,758
Principal LifeTime 2050 Fund	97,940
Principal LifeTime Strategic Income Fund	27,809
SAM Balanced Portfolio	41,520
SAM Conservative Balanced Portfolio	20,745
SAM Conservative Growth Portfolio	23,081
SAM Flexible Income Portfolio	12,235
SAM Strategic Growth Portfolio	11,224

6. Capital Share Transactions

The following table reflects the conversion of Class P shares into Institutional shares (reflected in the statement of changes in net assets as Class P shares and dollars redeemed and Institutional dollars sold) for the year ended October 31, 2017 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
SAM Balanced Portfolio	1,064	$16,693	SAM Flexible Income Portfolio	819	$10,095
SAM Conservative Balanced Portfolio	787	9,502	SAM Strategic Growth Portfolio	197	3,829
SAM Conservative Growth Portfolio	541	9,562

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

7. Investment Transactions

For the year ended October 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
Principal LifeTime 2010 Fund	$144,418	$398,650
Principal LifeTime 2020 Fund	810,493	1,791,788
Principal LifeTime 2030 Fund	1,390,237	2,285,029
Principal LifeTime 2040 Fund	1,188,032	1,758,676
Principal LifeTime 2050 Fund	728,930	959,515
Principal LifeTime Strategic Income Fund	116,805	254,633
SAM Balanced Portfolio	850,496	1,227,819
SAM Conservative Balanced Portfolio	387,432	440,015
SAM Conservative Growth Portfolio	651,155	880,094
SAM Flexible Income Portfolio	631,841	503,617
SAM Strategic Growth Portfolio	366,896	470,945

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended October 31, 2017 and October 31, 2016 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*
	2017	2016	2017	2016
Principal LifeTime 2010 Fund	$22,971	$23,573	$24,620	$39,912
Principal LifeTime 2020 Fund	106,973	101,432	99,463	388,198
Principal LifeTime 2030 Fund	110,644	105,340	139,825	460,350
Principal LifeTime 2040 Fund	63,939	65,275	140,484	206,804
Principal LifeTime 2050 Fund	33,100	33,661	76,997	94,604
Principal LifeTime Strategic Income Fund	13,093	13,535	2,543	—
SAM Balanced Portfolio	70,288	69,051	94,216	301,624
SAM Conservative Balanced Portfolio	35,423	34,250	17,952	65,891
SAM Conservative Growth Portfolio	35,045	25,969	64,573	290,387
SAM Flexible Income Portfolio	65,100	62,528	9,941	56,057
SAM Strategic Growth Portfolio	18,516	21,394	47,267	216,990

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2017, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

						Total
	Undistributed Undistributed			Net Unrealized	Other	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains	Losses	(Depreciation)	Differences	(Deficit)
Principal LifeTime 2010 Fund	$12,255	$20,691	$—	$130,241	$—	$163,187
Principal LifeTime 2020 Fund	46,542	149,317	—	871,358	—	1,067,217
Principal LifeTime 2030 Fund	35,115	195,239	—	1,221,021	—	1,451,375
Principal LifeTime 2040 Fund	21,170	156,388	—	985,768	—	1,163,326
Principal LifeTime 2050 Fund	8,123	69,119	—	560,628	—	637,870
Principal LifeTime Strategic Income Fund	8,919	9,047	—	57,469	—	75,435
SAM Balanced Portfolio	4,647	237,957	—	958,164	—	1,200,768
SAM Conservative Balanced Portfolio	4,461	42,625	—	240,425	—	287,511
SAM Conservative Growth Portfolio	13,122	199,231	—	773,853	—	986,206
SAM Flexible Income Portfolio	546	17,629	—	210,638	—	228,813
SAM Strategic Growth Portfolio	11,852	97,583	—	487,563	—	596,998

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2017

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2017, the Funds had no net capital loss carryforwards.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2017, the Funds do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying statement of changes in net assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Principal LifeTime 2010 Fund	$—	$(5,685)	$5,685
Principal LifeTime 2020 Fund	—	(27,755)	27,755
Principal LifeTime 2030 Fund	—	(27,942)	27,942
Principal LifeTime 2040 Fund	—	(26,310)	26,310
Principal LifeTime 2050 Fund	—	(13,476)	13,476
Principal LifeTime Strategic Income Fund	—	(3,672)	3,672
SAM Balanced Portfolio	—	(29,980)	29,980
SAM Conservative Balanced Portfolio	—	(6,420)	6,420
SAM Conservative Growth Portfolio	—	(18,116)	18,116
SAM Flexible Income Portfolio	—	(3,235)	3,235
SAM Strategic Growth Portfolio	—	(13,382)	13,382

Federal Income Tax Basis. At October 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation)	Income Tax Purposes
Principal LifeTime 2010 Fund	$137,973	$(7,732)	$130,241	$911,056
Principal LifeTime 2020 Fund	908,762	(37,403)	871,359	4,599,068
Principal LifeTime 2030 Fund	1,257,311	(36,290)	1,221,021	5,373,309
Principal LifeTime 2040 Fund	1,006,539	(20,771)	985,768	3,502,490
Principal LifeTime 2050 Fund	570,929	(10,301)	560,628	1,991,506
Principal LifeTime Strategic Income Fund	61,014	(3,545)	57,469	520,049
SAM Balanced Portfolio	960,569	(2,405)	958,164	3,931,866
SAM Conservative Balanced Portfolio	244,615	(4,190)	240,425	1,567,313
SAM Conservative Growth Portfolio	775,624	(1,772)	773,852	2,457,680
SAM Flexible Income Portfolio	221,953	(11,315)	210,638	2,549,621
SAM Strategic Growth Portfolio	487,565	(2)	487,563	1,495,199

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

51

		Schedule of Investments
		Principal LifeTime 2010 Fund
		October 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 29.68%
Blue Chip Fund (a)	1,305,884	$27,672
Diversified Real Asset Fund (a)	2,469,802	28,822
Global Diversified Income Fund (a)	6,650,860	93,711
Global Multi-Strategy Fund (a)	4,634,592	53,529
International Small Company Fund (a)	1,291,915	16,627
LargeCap Growth Fund I (a)	1,865,090	27,958
MidCap Fund (a)	924,608	25,353
MidCap Value Fund III (a)	823,188	18,349
SmallCap Growth Fund I (a),(b)	606,393	8,641
SmallCap Value Fund II (a)	611,281	8,411
		$309,073
Principal Funds, Inc. Institutional Class - 70.33%
Bond Market Index Fund (a)	8,174,008	91,222
Core Plus Bond Fund (a)	16,673,726	183,078
Diversified International Fund (a)	3,695,267	51,475
Equity Income Fund (a)	892,850	28,205
Global Opportunities Fund (a)	2,544,258	34,373
Inflation Protection Fund (a)	6,947,557	59,818
LargeCap S&P 500 Index Fund (a)	2,643,675	47,533
LargeCap Value Fund III (a)	1,503,338	25,812
Overseas Fund (a)	4,391,810	50,638
Short-Term Income Fund (a)	13,120,514	160,070
		$732,224
TOTAL INVESTMENT COMPANIES		$1,041,297
Total Investments		$1,041,297
Other Assets and Liabilities - (0.01)%		$(147)
TOTAL NET ASSETS - 100.00%		$1,041,150

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	47.47%
Domestic Equity Funds	20.93%
Specialty Funds	16.91%
International Equity Funds	14.70%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

52

		Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2017

Affiliated Securities	October 31, 2016		Purchases		Sales		October 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$26,247	$7,088		$27,672
Blue Chip Fund (b)		35,631		560	34,504		—
Bond Market Index Fund (b)		106,816		15,633	29,629		91,222
Core Plus Bond Fund(b)		228,688		10,999	54,916		183,078
Diversified International Fund(b)		49,029		5,994	13,591		51,475
Diversified Real Asset Fund(a)		—		27,874	2,061		28,822
Diversified Real Asset Fund(b)		31,562		994	31,372		—
Equity Income Fund (b)		34,390		1,615	12,883		28,205
Global Diversified Income Fund (b)		109,822		4,532	102,292		—
Global Diversified Income Fund (a)		—		86,675	8,052		93,711
Global Multi-Strategy Fund(b)		64,930		611	63,482		—
Global Multi-Strategy Fund(a)		—		52,759	5,146		53,529
Global Opportunities Fund(b)		37,346		1,171	10,360		34,373
Inflation Protection Fund (b)		104,170		1,646	44,715		59,818
International Emerging Markets Fund (b)		6,629		56	6,707		—
International Small Company Fund(a)		—		14,656	1,463		16,627
International Small Company Fund(b)		—		11,012	11,041		—
LargeCap Growth Fund I(b)		34,765		1,612	25,228		—
LargeCap Growth Fund I(a)		—		17,071	6,952		27,958
LargeCap S&P 500 Index Fund (b)		57,497		2,611	21,616		47,533
LargeCap Value Fund III(b)		34,883		1,858	14,897		25,812
MidCap Fund (a)		—		14,984	2,725		25,353
MidCap Fund (b)		25,686		1,865	19,886		—
MidCap Growth Fund III(b)		12,374		—	12,807		—
MidCap Value Fund III(a)		—		16,656	1,928		18,349
MidCap Value Fund III(b)		12,699		7,019	19,329		—
Origin Emerging Markets Fund(b)		7,625		50	7,825		—
Overseas Fund(b)		44,464		8,107	11,513		50,638
Short-Term Income Fund (b)		154,967		54,207	48,845		160,070
SmallCap Growth Fund I(b)		11,548		375	9,676		—
SmallCap Growth Fund I(a)		—		6,058	2,186		8,641
SmallCap Value Fund II(a)		—		5,684	1,597		8,411
SmallCap Value Fund II(b)		11,851		690	9,801		—
		$1,217,372		$401,881	$656,113		$1,041,297

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$—		$1,394			$—	$7,119
Blue Chip Fund (b)	236		759			86	(2,446)
Bond Market Index Fund (b)	1,962		(192)			—	(1,406)
Core Plus Bond Fund(b)	5,893		(3)			—	(1,690)
Diversified International Fund(b)	774		(2,126)			—	12,169
Diversified Real Asset Fund(a)	—		(88)			—	3,097
Diversified Real Asset Fund(b)	789		(57)			—	(1,127)
Equity Income Fund (b)	609		3,814			596	1,269
Global Diversified Income Fund (b)	3,726		(200)			—	(11,862)
Global Diversified Income Fund (a)	1,758		(6)			—	15,094
Global Multi-Strategy Fund(b)	96		44			—	(2,103)
Global Multi-Strategy Fund(a)	—		301			—	5,615
Global Opportunities Fund(b)	641		607			—	5,609
Inflation Protection Fund (b)	651		672			—	(1,955)
International Emerging Markets Fund (b)	56		(2,905)			—	2,927
International Small Company Fund(a)	—		62			—	3,372
International Small Company Fund(b)	24		29			—	—
LargeCap Growth Fund I(b)	26		2,560			1,354	(13,709)
LargeCap Growth Fund I(a)	—		3,115			—	14,724
LargeCap S&P 500 Index Fund (b)	1,081		6,357			692	2,684
LargeCap Value Fund III(b)	641		2,252			817	1,716
MidCap Fund (a)	—		1,137			—	11,957
MidCap Fund (b)	108		1,212			543	(8,877)
MidCap Growth Fund III(b)	—		637			—	(204)
MidCap Value Fund III(a)	—		142			—	3,479
MidCap Value Fund III(b)	277		141			77	(530)
Origin Emerging Markets Fund(b)	50		(936)			—	1,086
Overseas Fund(b)	899		567			—	9,013
Short-Term Income Fund (b)	3,349		(12)			—	(247)
SmallCap Growth Fund I(b)	—		656			302	(2,903)
SmallCap Growth Fund I(a)	—		864			—	3,905
SmallCap Value Fund II(a)	—		634			—	3,690

See accompanying notes.

53

		Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
SmallCap Value Fund II(b)	$91	$1,439	$527	$(4,179)
	$23,737	$22,870	$4,994	$55,287
Amounts in thousands

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

54

		Schedule of Investments
		Principal LifeTime 2020 Fund
		October 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 33.65%
Blue Chip Fund (a)	10,515,547	$222,825
Diversified Real Asset Fund (a)	11,712,868	136,689
Global Diversified Income Fund (a)	25,949,000	365,621
Global Multi-Strategy Fund (a)	20,394,343	235,555
International Small Company Fund (a)	10,486,268	134,958
LargeCap Growth Fund I (a)	15,003,363	224,900
MidCap Fund (a)	7,121,052	195,259
MidCap Value Fund III (a)	6,626,961	147,715
Real Estate Securities Fund (a)	1,671,105	39,555
SmallCap Growth Fund I (a),(b)	4,885,168	69,614
SmallCap Value Fund II (a)	4,927,906	67,808
		$1,840,499
Principal Funds, Inc. Institutional Class - 66.36%
Bond Market Index Fund (a)	36,077,650	402,627
Core Plus Bond Fund (a)	77,512,469	851,087
Diversified International Fund (a)	29,411,409	409,701
Equity Income Fund (a)	6,937,799	219,165
Global Opportunities Fund (a)	21,197,944	286,384
Inflation Protection Fund (a)	20,871,231	179,701
LargeCap S&P 500 Index Fund (a)	20,312,161	365,213
LargeCap Value Fund III (a)	12,244,106	210,231
Overseas Fund (a)	34,963,899	403,134
Short-Term Income Fund (a)	24,810,240	302,685
		$3,629,928
TOTAL INVESTMENT COMPANIES		$5,470,427
Total Investments		$5,470,427
Other Assets and Liabilities - (0.01)%		$(567)
TOTAL NET ASSETS - 100.00%		$5,469,860

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	32.21%
Fixed Income Funds	31.73%
International Equity Funds	22.57%
Specialty Funds	13.50%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

55

		Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2017

Affiliated Securities	October 31, 2016		Purchases		Sales		October 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$251,429		$4,052	$241,200		$—
Blue Chip Fund (b)		—		198,807	42,784		222,825
Bond Market Index Fund (a)		381,477		129,521	104,265		402,627
Core Plus Bond Fund(a)		1,063,249		42,728	247,190		851,087
Diversified International Fund(a)		353,495		56,724	78,391		409,701
Diversified Real Asset Fund(b)		—		148,158	12,266		136,689
Diversified Real Asset Fund(a)		152,029		4,901	165,231		—
Equity Income Fund (a)		238,242		11,441	69,750		219,165
Global Diversified Income Fund (b)		—		396,612	34,144		365,621
Global Diversified Income Fund (a)		406,828		17,162	432,747		—
Global Multi-Strategy Fund(b)		—		235,038	22,590		235,555
Global Multi-Strategy Fund(a)		258,023		12,750	264,228		—
Global Opportunities Fund(a)		288,738		8,023	61,205		286,384
Global Real Estate Securities Fund (a)		118,640		1,320	117,203		—
Inflation Protection Fund (a)		215,136		9,399	41,909		179,701
International Emerging Markets Fund (a)		47,874		553	49,380		—
International Small Company Fund(b)		—		122,610	11,713		134,958
International Small Company Fund(a)		—		87,240	87,407		—
LargeCap Growth Fund I(b)		—		131,234	45,822		224,900
LargeCap Growth Fund I(a)		243,938		11,981	168,611		—
LargeCap S&P 500 Index Fund (a)		412,022		18,946	136,306		365,213
LargeCap Value Fund III(a)		244,490		13,210	77,723		210,231
MidCap Fund (b)		—		151,147	30,682		195,259
MidCap Fund (a)		200,788		6,486	175,062		—
MidCap Growth Fund III(a)		86,079		—	88,927		—
MidCap Value Fund III(b)		—		124,823	13,693		147,715
MidCap Value Fund III(a)		87,501		63,899	139,595		—
Origin Emerging Markets Fund(a)		44,682		311	45,829		—
Overseas Fund(a)		343,632		45,832	63,376		403,134
Real Estate Securities Fund(b)		—		54,712	17,976		39,555
Real Estate Securities Fund(a)		—		60,259	60,336		—
Short-Term Income Fund (a)		244,712		132,246	74,195		302,685
SmallCap Growth Fund I(a)		84,212		2,747	71,938		—
SmallCap Growth Fund I(b)		—		48,371	12,960		69,614
SmallCap Value Fund II(a)		83,793		5,125	67,307		—
SmallCap Value Fund II(b)		—		43,740	9,462		67,808
		$5,851,009		$2,402,108	$3,383,403		$5,470,427

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$1,735		$3,364			$633	$(17,645)
Blue Chip Fund (b)	—		8,419			—	58,383
Bond Market Index Fund (a)	8,206		5			—	(4,111)
Core Plus Bond Fund(a)	27,416		(74)			—	(7,626)
Diversified International Fund(a)	5,590		706			—	77,167
Diversified Real Asset Fund(b)	—		(537)			—	1,334
Diversified Real Asset Fund(a)	3,848		(786)			—	9,087
Equity Income Fund (a)	4,731		10,243			4,349	28,989
Global Diversified Income Fund (b)	6,882		(74)			—	3,227
Global Diversified Income Fund (a)	14,237		(76)			—	8,833
Global Multi-Strategy Fund(b)	—		370			—	22,737
Global Multi-Strategy Fund(a)	387		119			—	(6,664)
Global Opportunities Fund(a)	5,040		5,691			—	45,137
Global Real Estate Securities Fund (a)	1,173		18,054			147	(20,811)
Inflation Protection Fund (a)	1,804		41			—	(2,966)
International Emerging Markets Fund (a)	553		(11,730)			—	12,683
International Small Company Fund(b)	—		497			—	23,564
International Small Company Fund(a)	74		167			—	—
LargeCap Growth Fund I(b)	—		20,072			—	119,416
LargeCap Growth Fund I(a)	194		9,468			10,103	(96,776)
LargeCap S&P 500 Index Fund (a)	7,783		42,936			4,978	27,615
LargeCap Value Fund III(a)	4,768		11,603			6,080	18,651
MidCap Fund (b)	—		2,530			—	72,264
MidCap Fund (a)	833		285			4,180	(32,497)
MidCap Growth Fund III(a)	—		13,979			—	(11,131)
MidCap Value Fund III(b)	—		985			—	35,600
MidCap Value Fund III(a)	2,144		538			597	(12,343)
Origin Emerging Markets Fund(a)	311		(6,832)			—	7,668
Overseas Fund(a)	6,967		384			—	76,662
Real Estate Securities Fund(b)	198		739			—	2,080
Real Estate Securities Fund(a)	533		77			863	—
Short-Term Income Fund (a)	5,991		(10)			—	(68)
SmallCap Growth Fund I(a)	—		(827)			2,220	(14,194)

See accompanying notes.

56

		Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
SmallCap Growth Fund I(b)	$—	$2,992	$—	$31,211
SmallCap Value Fund II(a)	679	7,874	3,920	(29,485)
SmallCap Value Fund II(b)	—	3,785	—	29,745
	$112,077	$144,977	$38,070	$455,736
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

57

		Schedule of Investments
		Principal LifeTime 2030 Fund
		October 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 37.91%
Blue Chip Fund (a)	11,613,732	$246,095
Diversified Real Asset Fund (a)	13,257,892	154,720
Global Diversified Income Fund (a)	21,361,520	300,984
Global Multi-Strategy Fund (a)	20,470,061	236,429
International Emerging Markets Fund (a)	1,464,345	42,364
International Small Company Fund (a)	15,607,808	200,872
LargeCap Growth Fund I (a)	30,242,062	453,329
MidCap Fund (a)	11,029,776	302,436
MidCap Value Fund III (a)	10,573,363	235,680
Origin Emerging Markets Fund (a)	3,650,414	43,951
Real Estate Securities Fund (a)	2,769,172	65,546
SmallCap Growth Fund I (a),(b)	7,714,512	109,932
SmallCap Value Fund II (a)	7,776,333	107,002
		$2,499,340
Principal Funds, Inc. Institutional Class - 62.10%
Bond Market Index Fund (a)	30,051,573	335,376
Core Plus Bond Fund (a)	68,515,427	752,299
Diversified International Fund (a)	43,579,842	607,067
Equity Income Fund (a)	6,013,049	189,952
Global Opportunities Fund (a)	32,040,329	432,865
Inflation Protection Fund (a)	13,836,021	119,128
LargeCap S&P 500 Index Fund (a)	31,901,803	573,595
LargeCap Value Fund (a)	10,383,971	137,172
LargeCap Value Fund III (a)	20,317,230	348,847
Overseas Fund (a)	51,924,458	598,689
		$4,094,990
TOTAL INVESTMENT COMPANIES		$6,594,330
Total Investments		$6,594,330
Other Assets and Liabilities - (0.01)%		$(664)
TOTAL NET ASSETS - 100.00%		$6,593,666

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	42.00%
International Equity Funds	29.21%
Fixed Income Funds	18.30%
Specialty Funds	10.50%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

58

		Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2017

Affiliated Securities	October 31, 2016		Purchases		Sales		October 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$250,014	$82,573		$246,095
Blue Chip Fund (b)		284,649		9,038	279,639		—
Bond Market Index Fund (b)		292,924		127,868	82,636		335,376
Core Plus Bond Fund(b)		871,160		67,426	180,326		752,299
Diversified International Fund(b)		521,988		94,970	122,384		607,067
Diversified Real Asset Fund(a)		—		176,247	13,604		154,720
Diversified Real Asset Fund(b)		167,105		7,765	192,969		—
Equity Income Fund (b)		231,302		13,419	89,718		189,952
Global Diversified Income Fund (a)		—		323,684	25,906		300,984
Global Diversified Income Fund (b)		303,176		33,595	343,211		—
Global Multi-Strategy Fund(b)		224,362		45,006	264,607		—
Global Multi-Strategy Fund(a)		—		237,669	22,040		236,429
Global Opportunities Fund(b)		419,555		19,560	81,419		432,865
Global Real Estate Securities Fund (b)		220,157		1,913	216,950		—
Inflation Protection Fund (b)		138,743		7,591	25,339		119,128
International Emerging Markets Fund (b)		67,332		33,395	102,362		—
International Emerging Markets Fund (a)		—		39,518	5,207		42,364
International Small Company Fund(b)		—		179,792	179,883		—
International Small Company Fund(a)		—		171,820	13,375		200,872
LargeCap Growth Fund I(a)		—		288,370	86,791		453,329
LargeCap Growth Fund I(b)		425,782		27,629	297,384		—
LargeCap S&P 500 Index Fund (b)		596,088		41,926	171,800		573,595
LargeCap Value Fund (b)		229,192		14,670	136,355		137,172
LargeCap Value Fund III(b)		240,134		131,722	59,436		348,847
MidCap Fund (b)		156,538		160,517	315,684		—
MidCap Fund (a)		—		285,005	43,098		302,436
MidCap Growth Fund III(b)		185,452		225	194,375		—
MidCap Value Fund III(b)		189,454		49,570	213,701		—
MidCap Value Fund III(a)		—		188,710	19,500		235,680
Origin Emerging Markets Fund(b)		64,715		1,218	73,804		—
Origin Emerging Markets Fund(a)		—		43,909	5,208		43,951
Overseas Fund(b)		511,120		111,472	132,394		598,689
Real Estate Securities Fund(a)		—		87,404	26,723		65,546
Real Estate Securities Fund(b)		—		93,637	93,662		—
SmallCap Growth Fund I(b)		116,214		6,005	105,549		—
SmallCap Growth Fund I(a)		—		94,466	30,748		109,932
SmallCap Value Fund II(a)		—		72,899	19,493		107,002
SmallCap Value Fund II(b)		120,881		9,743	94,326		—
		$6,578,023		$3,549,387	$4,444,179		$6,594,330

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$—		$17,226			$—	$61,428
Blue Chip Fund (b)	2,103		2,099			768	(16,147)
Bond Market Index Fund (b)	5,923		(25)			—	(2,755)
Core Plus Bond Fund(b)	23,396		(120)			—	(5,841)
Diversified International Fund(b)	8,155		15			—	112,478
Diversified Real Asset Fund(a)	—		(520)			—	(7,403)
Diversified Real Asset Fund(b)	4,261		(620)			—	18,719
Equity Income Fund (b)	4,152		5,823			3,792	29,126
Global Diversified Income Fund (a)	5,580		11			—	3,195
Global Diversified Income Fund (b)	11,046		110			—	6,330
Global Multi-Strategy Fund(b)	339		5			—	(4,766)
Global Multi-Strategy Fund(a)	—		353			—	20,447
Global Opportunities Fund(b)	7,379		5,088			—	70,081
Global Real Estate Securities Fund (b)	1,644		30,858			206	(35,978)
Inflation Protection Fund (b)	1,172		20			—	(1,887)
International Emerging Markets Fund (b)	872		(9,840)			—	11,475
International Emerging Markets Fund (a)	—		435			—	7,618
International Small Company Fund(b)	225		91			—	—
International Small Company Fund(a)	—		450			—	41,977
LargeCap Growth Fund I(a)	—		34,541			—	217,209
LargeCap Growth Fund I(b)	357		5,897			18,513	(161,924)
LargeCap S&P 500 Index Fund (b)	11,861		19,627			7,583	87,754
LargeCap Value Fund(b)	4,804		25,288			4,544	4,377
LargeCap Value Fund III(b)	6,086		1,251			7,755	35,176
MidCap Fund (b)	1,056		246			5,295	(1,617)
MidCap Fund (a)	—		3,741			—	56,788
MidCap Growth Fund III(b)	—		6,512			171	2,186
MidCap Value Fund III(b)	3,387		401			943	(25,724)
MidCap Value Fund III(a)	—		2,020			—	64,450
Origin Emerging Markets Fund(b)	509		(3,572)			—	11,443
Origin Emerging Markets Fund(a)	—		287			—	4,963

See accompanying notes.

59

		Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Overseas Fund(b)	$9,999	$273	$—	$108,218
Real Estate Securities Fund(a)	320	982	—	3,883
Real Estate Securities Fund(b)	923	25	1,922	—
SmallCap Growth Fund I(b)	—	33	3,692	(16,703)
SmallCap Growth Fund I(a)	—	2,186	—	44,028
SmallCap Value Fund II(a)	—	6,728	—	46,868
SmallCap Value Fund II(b)	1,087	1,036	6,274	(37,334)
	$116,636	$158,961	$61,458	$752,138
Amounts in thousands

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

60

		Schedule of Investments
		Principal LifeTime 2040 Fund
		October 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 32.70%
Blue Chip Fund (a)	7,082,124	$150,070
Diversified Real Asset Fund (a)	5,052,375	58,961
International Emerging Markets Fund (a)	2,275,661	65,835
International Small Company Fund (a)	12,640,529	162,684
LargeCap Growth Fund I (a)	30,580,685	458,405
MidCap Value Fund III (a)	10,211,089	227,605
Origin Emerging Markets Fund (a)	5,512,035	66,365
Real Estate Securities Fund (a)	3,717,034	87,982
SmallCap Growth Fund I (a),(b)	6,739,354	96,036
SmallCap Value Fund II (a)	6,802,502	93,602
		$1,467,545
Principal Funds, Inc. Institutional Class - 67.31%
Bond Market Index Fund (a)	16,693,070	186,295
Core Plus Bond Fund (a)	34,715,654	381,178
Diversified International Fund (a)	36,225,776	504,625
Equity Income Fund (a)	4,648,050	146,832
High Yield Fund I (a)	11,593,898	115,707
LargeCap S&P 500 Index Fund (a)	29,210,861	525,211
LargeCap Value Fund (a)	8,056,015	106,420
LargeCap Value Fund III (a)	18,961,119	325,562
MidCap Growth Fund III (a),(b)	19,070,024	232,463
Overseas Fund (a)	43,054,605	496,420
		$3,020,713
TOTAL INVESTMENT COMPANIES		$4,488,258
Total Investments		$4,488,258
Other Assets and Liabilities - (0.01)%		$(440)
TOTAL NET ASSETS - 100.00%		$4,487,818

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54.59%
International Equity Funds	28.89%
Fixed Income Funds	15.22%
Specialty Funds	1.31%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

61

	Schedule of Investments
	Principal LifeTime 2040 Fund
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$112,679	$112,977	$—
Blue Chip Fund (b)	—	135,940	14,196	150,070
Bond Market Index Fund (a)	199,177	31,578	42,214	186,295
Core Plus Bond Fund(a)	377,021	84,901	78,884	381,178
Diversified International Fund(a)	426,568	97,330	110,800	504,625
Diversified Real Asset Fund(a)	111,131	5,976	124,178	—
Diversified Real Asset Fund(b)	—	113,314	54,062	58,961
Equity Income Fund (a)	—	150,722	26,113	146,832
Global Opportunities Fund(a)	164,279	7,756	190,985	—
Global Real Estate Securities Fund (a)	187,608	2,087	185,714	—
High Yield Fund I(a)	85,903	53,634	26,261	115,707
Inflation Protection Fund (a)	41,191	14	40,922	—
International Emerging Markets Fund (b)	—	58,037	4,952	65,835
International Emerging Markets Fund (a)	55,907	2,041	59,288	—
International Small Company Fund(b)	—	150,112	20,194	162,684
International Small Company Fund(a)	—	107,142	107,387	—
LargeCap Growth Fund(a)	80,884	—	79,746	—
LargeCap Growth Fund I(a)	489,939	32,866	371,764	—
LargeCap Growth Fund I(b)	—	294,952	92,949	458,405
LargeCap S&P 500 Index Fund (a)	484,862	60,660	110,223	525,211
LargeCap Value Fund (a)	273,276	13,123	204,541	106,420
LargeCap Value Fund III(a)	290,433	63,155	66,159	325,562
MidCap Growth Fund III(a)	210,762	20,559	48,459	232,463
MidCap Value Fund III(b)	—	191,106	19,438	227,605
MidCap Value Fund III(a)	212,919	10,576	207,903	—
Origin Emerging Markets Fund(a)	52,429	1,793	62,284	—
Origin Emerging Markets Fund(b)	—	62,862	4,970	66,365
Overseas Fund(a)	424,821	104,246	121,800	496,420
Real Estate Securities Fund(a)	—	94,413	94,428	—
Real Estate Securities Fund(b)	—	92,198	8,384	87,982
SmallCap Growth Fund I(b)	—	74,278	12,444	96,036
SmallCap Growth Fund I(a)	93,222	5,453	88,390	—
SmallCap Value Fund II(b)	—	62,042	7,952	93,602
SmallCap Value Fund II(a)	93,076	8,449	75,677	—
	$4,355,408	$2,305,994	$2,876,638	$4,488,258

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$803	$298	$293	$—
Blue Chip Fund (b)	—	738	—	27,588
Bond Market Index Fund (a)	3,393	(49)	—	(2,197)
Core Plus Bond Fund(a)	11,596	16	—	(1,876)
Diversified International Fund(a)	6,511	106	—	91,421
Diversified Real Asset Fund(a)	2,837	(287)	—	7,358
Diversified Real Asset Fund(b)	—	(1,845)	—	1,554
Equity Income Fund (a)	2,980	1,455	2,615	20,768
Global Opportunities Fund(a)	2,893	23,047	—	(4,097)
Global Real Estate Securities Fund (a)	1,799	26,564	225	(30,545)
High Yield Fund I(a)	6,218	(5)	—	2,436
Inflation Protection Fund (a)	—	728	—	(1,011)
International Emerging Markets Fund (b)	—	(18)	—	12,768
International Emerging Markets Fund (a)	722	(1,467)	—	2,807
International Small Company Fund(b)	—	1,362	—	31,404
International Small Company Fund(a)	229	245	—	—
LargeCap Growth Fund(a)	—	33,047	—	(34,185)
LargeCap Growth Fund I(a)	386	1,247	20,068	(152,288)
LargeCap Growth Fund I(b)	—	27,924	—	228,478
LargeCap S&P 500 Index Fund (a)	9,819	8,411	6,274	81,501
LargeCap Value Fund(a)	3,650	11,527	3,451	13,035
LargeCap Value Fund III(a)	5,757	5,674	7,333	32,459
MidCap Growth Fund III(a)	—	(40)	624	49,641
MidCap Value Fund III(b)	—	1,247	—	54,690
MidCap Value Fund III(a)	3,167	154	881	(15,746)
Origin Emerging Markets Fund(a)	412	(1,317)	—	9,379
Origin Emerging Markets Fund(b)	—	284	—	8,189
Overseas Fund(a)	8,269	(482)	—	89,635
Real Estate Securities Fund(a)	858	15	1,407	—
Real Estate Securities Fund(b)	328	203	—	3,965
SmallCap Growth Fund I(b)	—	(281)	—	34,483
SmallCap Growth Fund I(a)	—	97	2,817	(10,382)
SmallCap Value Fund II(b)	—	546	—	38,966

See accompanying notes.

62

		Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
SmallCap Value Fund II(a)	$858	$145	$4,955	$(25,993)
	$73,485	$139,289	$50,943	$564,205
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

63

		Schedule of Investments
		Principal LifeTime 2050 Fund
		October 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 35.02%
Blue Chip Fund (a)	4,380,581	$92,825
Diversified Real Asset Fund (a)	2,705,013	31,568
International Emerging Markets Fund (a)	1,369,486	39,619
International Small Company Fund (a)	7,693,890	99,020
LargeCap Growth Fund I (a)	18,602,465	278,851
MidCap Value Fund III (a)	6,276,806	139,910
Origin Emerging Markets Fund (a)	3,333,655	40,137
Real Estate Securities Fund (a)	2,406,643	56,965
SmallCap Growth Fund I (a),(b)	4,079,335	58,131
SmallCap Value Fund II (a)	4,120,153	56,693
		$893,719
Principal Funds, Inc. Institutional Class - 64.99%
Bond Market Index Fund (a)	5,156,907	57,551
Core Plus Bond Fund (a)	10,793,266	118,510
Diversified International Fund (a)	22,302,816	310,678
Equity Income Fund (a)	2,802,960	88,546
High Yield Fund I (a)	4,769,164	47,596
LargeCap S&P 500 Index Fund (a)	17,972,253	323,141
LargeCap Value Fund (a)	4,755,135	62,815
LargeCap Value Fund III (a)	11,745,444	201,669
MidCap Growth Fund III (a),(b)	11,721,490	142,885
Overseas Fund (a)	26,454,758	305,024
		$1,658,415
TOTAL INVESTMENT COMPANIES		$2,552,134
Total Investments		$2,552,134
Other Assets and Liabilities - (0.01)%		$(291)
TOTAL NET ASSETS - 100.00%		$2,551,843

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	58.87%
International Equity Funds	31.13%
Fixed Income Funds	8.77%
Specialty Funds	1.24%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

64

	Schedule of Investments
	Principal LifeTime 2050 Fund
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$76,779	$76,911	$—
Blue Chip Fund (b)	—	82,488	7,706	92,825
Bond Market Index Fund (a)	51,981	18,314	12,345	57,551
Core Plus Bond Fund(a)	105,214	36,771	23,292	118,510
Diversified International Fund(a)	253,769	64,574	62,768	310,678
Diversified Real Asset Fund(a)	59,108	4,416	67,190	—
Diversified Real Asset Fund(b)	—	61,136	29,523	31,568
Equity Income Fund (a)	—	88,454	11,607	88,546
Global Opportunities Fund(a)	97,542	6,685	115,443	—
Global Real Estate Securities Fund (a)	115,741	663	113,890	—
High Yield Fund I(a)	50,193	5,874	9,316	47,596
International Emerging Markets Fund (b)	—	36,833	2,411	39,619
International Emerging Markets Fund (a)	32,618	1,754	37,216	—
International Small Company Fund(a)	—	64,613	64,721	—
International Small Company Fund(b)	—	86,184	7,396	99,020
LargeCap Growth Fund(a)	38,590	—	38,231	—
LargeCap Growth Fund I(b)	—	185,990	44,532	278,851
LargeCap Growth Fund I(a)	302,026	24,391	250,518	—
LargeCap S&P 500 Index Fund (a)	281,460	46,250	57,541	323,141
LargeCap Value Fund (a)	163,427	10,346	127,176	62,815
LargeCap Value Fund III(a)	169,274	43,432	33,834	201,669
MidCap Growth Fund III(a)	124,798	14,946	26,226	142,885
MidCap Value Fund III(a)	130,251	9,107	132,604	—
MidCap Value Fund III(b)	—	119,872	11,339	139,910
Origin Emerging Markets Fund(b)	—	37,342	2,418	40,137
Origin Emerging Markets Fund(a)	31,032	1,637	36,984	—
Overseas Fund(a)	250,354	70,543	68,768	305,024
Real Estate Securities Fund(b)	—	59,055	4,359	56,965
Real Estate Securities Fund(a)	—	61,369	61,379	—
SmallCap Growth Fund I(b)	—	47,655	6,728	58,131
SmallCap Growth Fund I(a)	51,712	4,259	52,560	—
SmallCap Value Fund II(b)	—	40,543	3,848	56,693
SmallCap Value Fund II(a)	53,996	5,919	47,999	—
	$2,363,086	$1,418,194	$1,648,779	$2,552,134

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$536	$132	$196	$—
Blue Chip Fund (b)	—	348	—	17,695
Bond Market Index Fund (a)	970	(9)	—	(390)
Core Plus Bond Fund(a)	3,443	3	—	(186)
Diversified International Fund(a)	3,909	(25)	—	55,128
Diversified Real Asset Fund(a)	1,504	(9)	—	3,675
Diversified Real Asset Fund(b)	—	(886)	—	841
Equity Income Fund (a)	1,634	176	1,392	11,523
Global Opportunities Fund(a)	1,713	11,726	—	(510)
Global Real Estate Securities Fund (a)	525	13,620	66	(16,134)
High Yield Fund I(a)	2,512	(8)	—	853
International Emerging Markets Fund (b)	—	—	—	5,197
International Emerging Markets Fund (a)	414	(1,039)	—	3,883
International Small Company Fund(a)	162	108	—	—
International Small Company Fund(b)	—	292	—	19,940
LargeCap Growth Fund(a)	—	16,391	—	(16,750)
LargeCap Growth Fund I(b)	—	7,782	—	129,611
LargeCap Growth Fund I(a)	223	463	11,600	(76,362)
LargeCap S&P 500 Index Fund (a)	5,683	2,709	3,631	50,263
LargeCap Value Fund(a)	2,270	3,590	2,146	12,628
LargeCap Value Fund III(a)	3,460	1,380	4,407	21,417
MidCap Growth Fund III(a)	—	(7)	363	29,374
MidCap Value Fund III(a)	1,932	30	538	(6,784)
MidCap Value Fund III(b)	—	524	—	30,853
Origin Emerging Markets Fund(b)	—	127	—	5,086
Origin Emerging Markets Fund(a)	239	(1,218)	—	5,533
Overseas Fund(a)	4,732	(56)	—	52,951
Real Estate Securities Fund(b)	216	79	—	2,190
Real Estate Securities Fund(a)	593	10	1,192	—
SmallCap Growth Fund I(b)	—	(8)	—	17,212
SmallCap Growth Fund I(a)	—	26	1,639	(3,437)
SmallCap Value Fund II(b)	—	37	—	19,961

See accompanying notes.

65

		Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
SmallCap Value Fund II(a)	$487	$(39)	$2,812	$(11,877)
	$37,157	$56,249	$29,982	$363,384
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

66

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2017

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 25.87%
Blue Chip Fund (a)	974,072	$20,641
Diversified Real Asset Fund (a)	491,531	5,736
Global Diversified Income Fund (a)	4,083,383	57,535
Global Multi-Strategy Fund (a)	3,221,442	37,208
International Small Company Fund (a)	494,635	6,366
MidCap Fund (a)	574,043	15,740
SmallCap Growth Fund I (a),(b)	218,135	3,108
SmallCap Value Fund II (a)	219,696	3,023
		$149,357
Principal Funds, Inc. Institutional Class - 74.15%
Bond Market Index Fund (a)	5,577,071	62,240
Core Plus Bond Fund (a)	11,747,638	128,989
Diversified International Fund (a)	1,347,191	18,766
Equity Income Fund (a)	641,182	20,255
Global Opportunities Fund (a)	888,595	12,005
Inflation Protection Fund (a)	4,347,558	37,433
LargeCap S&P 500 Index Fund (a)	961,566	17,289
Overseas Fund (a)	1,601,484	18,465
Short-Term Income Fund (a)	9,239,258	112,719
		$428,161
TOTAL INVESTMENT COMPANIES		$577,518
Total Investments		$577,518
Other Assets and Liabilities - (0.02)%		$(87)
TOTAL NET ASSETS - 100.00%		$577,431

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	59.12%
Specialty Funds	17.40%
Domestic Equity Funds	13.87%
International Equity Funds	9.63%
Other Assets and Liabilities	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

67

	Schedule of Investments
	Principal LifeTime Strategic Income Fund
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$19,008	$3,936	$20,641
Blue Chip Fund (b)	12,367	12,442	24,077	—
Bond Market Index Fund (b)	73,249	12,995	23,108	62,240
Core Plus Bond Fund(b)	165,395	13,143	48,328	128,989
Diversified International Fund(b)	18,994	3,048	6,842	18,766
Diversified Real Asset Fund(a)	—	5,826	95	5,736
Equity Income Fund (b)	22,527	2,088	7,976	20,255
Global Diversified Income Fund (a)	—	52,464	6,392	57,535
Global Diversified Income Fund (b)	66,800	4,760	61,981	—
Global Multi-Strategy Fund(a)	—	37,967	4,710	37,208
Global Multi-Strategy Fund(b)	45,129	1,882	45,783	—
Global Opportunities Fund(b)	12,690	1,010	3,851	12,005
Inflation Protection Fund (b)	80,372	3,421	45,257	37,433
International Small Company Fund(a)	—	5,717	597	6,366
International Small Company Fund(b)	—	4,212	4,240	—
LargeCap Growth Fund I(b)	11,378	3	11,427	—
LargeCap S&P 500 Index Fund (b)	18,789	2,043	6,739	17,289
MidCap Fund (b)	16,859	1,063	12,967	—
MidCap Fund (a)	—	10,148	2,848	15,740
Overseas Fund(b)	18,289	3,469	6,842	18,465
Short-Term Income Fund (b)	115,762	38,453	41,310	112,719
SmallCap Growth Fund I(b)	3,935	253	3,194	—
SmallCap Growth Fund I(a)	—	2,629	1,457	3,108
SmallCap Value Fund II(a)	—	2,153	732	3,023
SmallCap Value Fund II(b)	4,342	382	3,718	—
	$686,877	$240,579	$378,407	$577,518

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$—	$503	$—	$5,066
Blue Chip Fund (b)	161	170	59	(902)
Bond Market Index Fund (b)	1,248	(27)	—	(869)
Core Plus Bond Fund(b)	4,241	(13)	—	(1,208)
Diversified International Fund(b)	272	105	—	3,461
Diversified Real Asset Fund(a)	—	—	—	5
Equity Income Fund (b)	435	2,050	414	1,566
Global Diversified Income Fund (a)	1,090	3	—	11,460
Global Diversified Income Fund (b)	2,297	(144)	—	(9,435)
Global Multi-Strategy Fund(a)	—	166	—	3,785
Global Multi-Strategy Fund(b)	67	(24)	—	(1,204)
Global Opportunities Fund(b)	218	202	—	1,954
Inflation Protection Fund (b)	456	807	—	(1,910)
International Small Company Fund(a)	—	34	—	1,212
International Small Company Fund(b)	6	28	—	—
LargeCap Growth Fund I(b)	—	4,475	—	(4,429)
LargeCap S&P 500 Index Fund (b)	372	1,346	238	1,850
MidCap Fund (b)	69	515	346	(5,470)
MidCap Fund (a)	—	1,086	—	7,354
Overseas Fund(b)	361	21	—	3,528
Short-Term Income Fund (b)	2,455	(5)	—	(181)
SmallCap Growth Fund I(b)	—	78	123	(1,072)
SmallCap Growth Fund I(a)	—	558	—	1,378
SmallCap Value Fund II(a)	—	273	—	1,329
SmallCap Value Fund II(b)	37	524	215	(1,530)
	$13,785	$12,731	$1,395	$15,738
Amounts in thousands

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

68

		Schedule of Investments
		SAM Balanced Portfolio
		October 31, 2017

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)
Money Market Funds - 0.08%
Cash Account Trust - Government & Agency	3,781,338	$3,781
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 6.39%
Principal Active Global Dividend Income ETF	4,694,000	126,331
(a)
Principal EDGE Active Income ETF (a)	1,291,600	53,950
Principal U.S. Mega-Cap Multi-Factor Index	2,300,000	57,753
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	2,455,700	74,260
ETF (a)
		$312,294
Principal Funds, Inc. Class R-6 - 46.05%
Blue Chip Fund (a)	11,655,235	246,974
Diversified Real Asset Fund (a)	17,231,948	201,097
EDGE MidCap Fund (a)	7,770,618	102,805
Global Multi-Strategy Fund (a)	32,084,999	370,582
Global Real Estate Securities Fund (a)	13,688,525	129,904
High Yield Fund (a)	9,510,264	71,327
Income Fund (a)	59,933,597	574,164
International Emerging Markets Fund (a)	4,042,792	116,958
International Small Company Fund (a)	4,961,193	63,851
Preferred Securities Fund (a)	11,715,172	122,658
Real Estate Debt Income Fund (a)	4,844,592	46,556
Small-MidCap Dividend Income Fund (a)	11,583,973	203,415
		$2,250,291
Principal Funds, Inc. Institutional Class - 47.55%
Diversified International Fund (a)	41,234,645	574,399
Equity Income Fund (a)	17,053,235	538,712
Government & High Quality Bond Fund (a)	24,267,732	253,112
Inflation Protection Fund (a)	8,646,139	74,443
LargeCap Growth Fund (a)	12,847,825	142,354
LargeCap Value Fund (a)	21,838,603	288,488
Principal Capital Appreciation Fund (a)	2,098,135	136,085
Short-Term Income Fund (a)	25,907,494	316,071
		$2,323,664
TOTAL INVESTMENT COMPANIES		$4,890,030
Total Investments		$4,890,030
Other Assets and Liabilities - (0.07)%		$(3,355)
TOTAL NET ASSETS - 100.00%		$4,886,675

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	36.64%
Fixed Income Funds	30.94%
International Equity Funds	20.71%
Specialty Funds	11.70%
Investment Companies	0.08%
Other Assets and Liabilities	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

69

	Schedule of Investments
	SAM Balanced Portfolio
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$168,876	$12,347	$246,974
Blue Chip Fund (b)	228,222	2,831	193,679	—
Diversified International Fund(b)	532,654	10,333	84,503	574,399
Diversified Real Asset Fund(b)	—	214,769	214,932	—
Diversified Real Asset Fund(a)	—	197,800	9,304	201,097
EDGE MidCap Fund (b)	97,460	4,758	91,152	—
EDGE MidCap Fund (a)	—	82,187	3,087	102,805
Equity Income Fund (b)	517,330	22,180	90,219	538,712
Global Diversified Income Fund (b)	96,514	1,544	97,648	—
Global Multi-Strategy Fund(a)	—	354,815	13,084	370,582
Global Multi-Strategy Fund(b)	354,931	42,796	393,806	—
Global Real Estate Securities Fund (a)	—	122,827	4,630	129,904
Global Real Estate Securities Fund (b)	118,113	26,799	142,057	—
Government & High Quality Bond Fund(b)	247,337	37,310	21,662	253,112
High Yield Fund(b)	100,702	5,479	103,742	—
High Yield Fund(a)	—	68,474	3,173	71,327
Income Fund (a)	—	569,775	21,139	574,164
Income Fund (b)	607,417	23,539	600,743	—
Inflation Protection Fund (b)	85,618	1,089	11,126	74,443
International Emerging Markets Fund (b)	120,964	1,815	113,873	—
International Emerging Markets Fund (a)	—	84,684	5,408	116,958
International Small Company Fund(b)	52,444	5,556	57,857	—
International Small Company Fund(a)	—	51,788	3,086	63,851
LargeCap Growth Fund(b)	259,316	34,543	159,248	142,354
LargeCap Value Fund (b)	300,977	17,208	74,892	288,488
MidCap Fund (b)	228,016	5,904	253,812	—
Preferred Securities Fund(b)	97,664	31,527	120,637	—
Preferred Securities Fund(a)	—	115,746	4,279	122,658
Principal Active Global Dividend Income	—	118,135	—	126,330
ETF
Principal Capital Appreciation Fund (b)	164,050	16,967	58,947	136,085
Principal EDGE Active Income ETF	49,310	2,521	—	53,950
Principal U.S. Mega-Cap Multi-Factor Index	—	57,575	—	57,753
ETF
Principal U. S. Small-Cap Multi-Factor	59,207	—	—	74,261
Index ETF
Real Estate Debt Income Fund(b)	48,396	3,656	51,712	—
Real Estate Debt Income Fund(a)	—	48,855	2,065	46,556
Short-Term Income Fund (b)	187,978	141,843	13,878	316,071
Small-MidCap Dividend Income Fund(b)	208,043	4,746	176,235	—
Small-MidCap Dividend Income Fund(a)	—	140,721	11,332	203,415
	$4,762,663	$2,841,971	$3,219,294	$4,886,249

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$—	$2,427	$—	$88,018
Blue Chip Fund (b)	1,660	2,925	607	(40,299)
Diversified International Fund(b)	8,750	2,320	—	113,595
Diversified Real Asset Fund(b)	—	163	—	—
Diversified Real Asset Fund(a)	—	295	—	12,306
EDGE MidCap Fund (b)	4,365	337	99	(11,403)
EDGE MidCap Fund (a)	—	275	—	23,430
Equity Income Fund (b)	10,755	30,421	9,657	59,000
Global Diversified Income Fund (b)	1,510	608	—	(1,018)
Global Multi-Strategy Fund(a)	—	366	—	28,485
Global Multi-Strategy Fund(b)	537	172	—	(4,093)
Global Real Estate Securities Fund (a)	279	(48)	—	11,755
Global Real Estate Securities Fund (b)	3,238	(1,119)	333	(1,736)
Government & High Quality Bond Fund(b)	9,496	(309)	—	(9,564)
High Yield Fund(b)	2,975	(334)	—	(2,105)
High Yield Fund(a)	1,232	1	—	6,025
Income Fund (a)	6,493	(260)	—	25,788
Income Fund (b)	12,982	(774)	—	(29,439)
Inflation Protection Fund (b)	725	(77)	—	(1,061)
International Emerging Markets Fund (b)	1,580	785	—	(9,691)
International Emerging Markets Fund (a)	—	714	—	36,968
International Small Company Fund(b)	148	191	—	(334)
International Small Company Fund(a)	—	138	—	15,011
LargeCap Growth Fund(b)	1,455	36,951	32,544	(29,208)
LargeCap Value Fund(b)	7,505	1,481	7,114	43,714
MidCap Fund (b)	946	102,131	4,754	(82,239)
Preferred Securities Fund(b)	2,918	(18)	827	(8,536)
Preferred Securities Fund(a)	2,453	27	—	11,164

See accompanying notes.

70

		Schedule of Investments
SAM Balanced Portfolio
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Principal Active Global Dividend Income
ETF	$1,222	$—	$—	$8,195
Principal Capital Appreciation Fund (b)	2,384	18,253	14,179	(4,238)
Principal EDGE Active Income ETF	2,537	—	—	2,119
Principal U.S. Mega-Cap Multi-Factor Index
ETF	—	—	—	178
Principal U. S. Small-Cap Multi-Factor
Index ETF	741	—	—	15,054
Real Estate Debt Income Fund(b)	922	(43)	1	(297)
Real Estate Debt Income Fund(a)	678	(5)	—	(229)
Short-Term Income Fund (b)	5,356	(22)	—	150
Small-MidCap Dividend Income Fund(b)	4,277	4,394	—	(40,948)
Small-MidCap Dividend Income Fund(a)	938	1,821	—	72,205
	$101,057	$204,187	$70,115	$296,722
Amounts in thousands

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

71

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		October 31, 2017

INVESTMENT COMPANIES - 100.06%	Shares Held	Value (000's)
Money Market Funds - 0.16%
Cash Account Trust - Government & Agency	2,826,505	$2,827
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 6.55%
Principal Active Global Dividend Income ETF	1,315,000	35,391
(a)
Principal EDGE Active Income ETF (a)	1,047,000	43,733
Principal U.S. Mega-Cap Multi-Factor Index	700,000	17,577
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	712,200	21,537
ETF (a)
		$118,238
Principal Funds, Inc. Class R-6 - 46.29%
Blue Chip Fund (a)	1,945,000	41,215
Diversified Real Asset Fund (a)	4,563,316	53,254
EDGE MidCap Fund (a)	2,501,577	33,096
Global Diversified Income Fund (a)	3,427,961	48,300
Global Multi-Strategy Fund (a)	7,530,725	86,980
Global Real Estate Securities Fund (a)	2,872,626	27,261
High Yield Fund (a)	6,180,909	46,357
Income Fund (a)	34,579,553	331,272
International Emerging Markets Fund (a)	1,074,466	31,084
International Small Company Fund (a)	1,241,103	15,973
Preferred Securities Fund (a)	7,024,453	73,546
Real Estate Debt Income Fund (a)	1,628,229	15,647
Small-MidCap Dividend Income Fund (a)	1,846,009	32,416
		$836,401
Principal Funds, Inc. Institutional Class - 47.06%
Diversified International Fund (a)	10,373,033	144,496
Equity Income Fund (a)	3,809,518	120,343
Government & High Quality Bond Fund (a)	16,718,858	174,378
Inflation Protection Fund (a)	4,728,111	40,709
LargeCap Growth Fund (a)	3,990,096	44,210
LargeCap Value Fund (a)	7,080,319	93,531
Principal Capital Appreciation Fund (a)	559,330	36,278
Short-Term Income Fund (a)	16,092,408	196,327
		$850,272
TOTAL INVESTMENT COMPANIES		$1,807,738
Total Investments		$1,807,738
Other Assets and Liabilities - (0.06)%		$(994)
TOTAL NET ASSETS - 100.00%		$1,806,744

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	51.03%
Domestic Equity Funds	24.37%
International Equity Funds	14.07%
Specialty Funds	10.43%
Investment Companies	0.16%
Other Assets and Liabilities	(0.06)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

72

	Schedule of Investments
	SAM Conservative Balanced Portfolio
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$36,256	$1,166	$29,438	$—
Blue Chip Fund (b)	—	26,256	1,712	41,215
Diversified International Fund(a)	136,994	5,008	27,266	144,496
Diversified Real Asset Fund(b)	—	51,236	1,284	53,254
Diversified Real Asset Fund(a)	—	54,126	54,155	—
EDGE MidCap Fund (b)	—	27,008	856	33,096
EDGE MidCap Fund (a)	30,353	2,192	29,573	—
Equity Income Fund (a)	120,505	7,955	28,569	120,343
Global Diversified Income Fund (b)	—	47,883	1,957	48,300
Global Diversified Income Fund (a)	58,000	15,436	72,306	—
Global Multi-Strategy Fund(a)	89,174	2,470	90,763	—
Global Multi-Strategy Fund(b)	—	83,848	3,634	86,980
Global Real Estate Securities Fund (b)	—	25,089	857	27,261
Global Real Estate Securities Fund (a)	32,815	1,852	33,450	—
Government & High Quality Bond Fund(a)	177,167	37,923	33,671	174,378
High Yield Fund(a)	88,434	3,305	91,164	—
High Yield Fund(b)	—	44,890	1,957	46,357
Income Fund (b)	—	333,692	10,738	331,272
Income Fund (a)	354,749	17,361	361,112	—
Inflation Protection Fund (a)	42,469	1,843	3,067	40,709
International Emerging Markets Fund (a)	30,375	1,024	28,333	—
International Emerging Markets Fund (b)	—	21,001	278	31,084
International Small Company Fund(b)	—	13,467	1,403	15,973
International Small Company Fund(a)	12,423	1,753	14,123	—
LargeCap Growth Fund(a)	77,160	11,072	46,664	44,210
LargeCap Value Fund(a)	95,491	8,560	25,005	93,531
MidCap Fund (a)	37,866	1,251	41,901	—
Preferred Securities Fund(b)	—	71,639	2,611	73,546
Preferred Securities Fund(a)	25,492	49,780	71,981	—
Principal Active Global Dividend Income	—	33,040	—	35,391
ETF
Principal Capital Appreciation Fund (a)	44,755	5,544	17,927	36,278
Principal EDGE Active Income ETF	41,713	250	—	43,734
Principal U.S. Mega-Cap Multi-Factor Index	—	17,523	—	17,577
ETF
Principal U. S. Small-Cap Multi-Factor	17,171	—	—	21,536
Index ETF
Real Estate Debt Income Fund(a)	17,222	794	17,895	—
Real Estate Debt Income Fund(b)	—	16,373	653	15,647
Short-Term Income Fund (a)	116,184	89,090	9,053	196,327
Small-MidCap Dividend Income Fund(b)	—	20,268	1,529	32,416
Small-MidCap Dividend Income Fund(a)	53,915	1,420	50,086	—
	$1,736,683	$1,154,388	$1,206,971	$1,804,911

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$265	$401	$97	$(8,385)
Blue Chip Fund (b)	—	419	—	16,252
Diversified International Fund(a)	2,256	859	—	28,901
Diversified Real Asset Fund(b)	—	24	—	3,278
Diversified Real Asset Fund(a)	—	29	—	—
EDGE MidCap Fund (b)	—	59	—	6,885
EDGE MidCap Fund (a)	1,359	78	31	(3,050)
Equity Income Fund (a)	2,470	6,582	2,261	13,870
Global Diversified Income Fund (b)	887	9	—	2,365
Global Diversified Income Fund (a)	1,690	(723)	—	(407)
Global Multi-Strategy Fund(a)	136	(3)	—	(878)
Global Multi-Strategy Fund(b)	—	84	—	6,682
Global Real Estate Securities Fund (b)	58	8	—	3,021
Global Real Estate Securities Fund (a)	878	(266)	93	(951)
Government & High Quality Bond Fund(a)	6,816	(1,166)	—	(5,875)
High Yield Fund(a)	2,320	(1,084)	—	509
High Yield Fund(b)	803	4	—	3,420
Income Fund (b)	3,735	(146)	—	8,464
Income Fund (a)	7,630	(744)	—	(10,254)
Inflation Protection Fund (a)	363	(22)	—	(514)
International Emerging Markets Fund (a)	395	152	—	(3,218)
International Emerging Markets Fund (b)	—	16	—	10,345
International Small Company Fund(b)	—	127	—	3,782
International Small Company Fund(a)	37	24	—	(77)
LargeCap Growth Fund(a)	436	689	9,737	1,953
LargeCap Value Fund(a)	2,398	932	2,272	13,553
MidCap Fund (a)	158	18,128	795	(15,344)

See accompanying notes.

73

		Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Preferred Securities Fund(b)	$1,475	$9	$—	$4,509
Preferred Securities Fund(a)	933	(4)	216	(3,287)
Principal Active Global Dividend Income
ETF	342	—	—	2,351
Principal Capital Appreciation Fund (a)	653	4,070	3,879	(164)
Principal EDGE Active Income ETF	2,110	—	—	1,771
Principal U.S. Mega-Cap Multi-Factor Index
ETF	—	—	—	54
Principal U. S. Small-Cap Multi-Factor
Index ETF	215	—	—	4,365
Real Estate Debt Income Fund(a)	328	(12)	—	(109)
Real Estate Debt Income Fund(b)	228	(1)	—	(72)
Short-Term Income Fund (a)	3,384	(31)	—	137
Small-MidCap Dividend Income Fund(b)	148	253	—	13,424
Small-MidCap Dividend Income Fund(a)	1,053	4,646	—	(9,895)
	$45,959	$33,400	$19,381	$87,411
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

74

		Schedule of Investments
		SAM Conservative Growth Portfolio
		October 31, 2017

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)
Money Market Funds - 0.37%
Cash Account Trust - Government & Agency	11,849,542	$11,850
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 7.22%
Principal Active Global Dividend Income ETF	3,730,000	100,386
(a)
Principal U.S. Mega-Cap Multi-Factor Index	2,200,000	55,242
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	2,556,600	77,312
ETF (a)
		$232,940
Principal Funds, Inc. Class R-6 - 38.24%
Blue Chip Fund (a)	9,483,463	200,954
Diversified Real Asset Fund (a)	10,719,606	125,098
EDGE MidCap Fund (a)	12,325,125	163,061
Global Multi-Strategy Fund (a)	4,636,362	53,550
Global Real Estate Securities Fund (a)	4,637,715	44,012
Income Fund (a)	17,615,783	168,759
International Small Company Fund (a)	4,490,969	57,799
Multi-Manager Equity Long/Short Fund (a)	7,890,408	87,268
Origin Emerging Markets Fund (a)	9,867,774	118,808
Preferred Securities Fund (a)	4,502,355	47,140
Small-MidCap Dividend Income Fund (a)	9,599,997	168,576
		$1,235,025
Principal Funds, Inc. Institutional Class - 54.24%
Diversified International Fund (a)	40,430,967	563,203
Equity Income Fund (a)	9,719,957	307,053
Government & High Quality Bond Fund (a)	8,647,326	90,192
LargeCap Growth Fund (a)	15,620,297	173,073
LargeCap Value Fund (a)	23,735,364	313,544
Principal Capital Appreciation Fund (a)	2,438,974	158,192
Short-Term Income Fund (a)	12,004,919	146,460
		$1,751,717
TOTAL INVESTMENT COMPANIES		$3,231,532
Total Investments		$3,231,532
Other Assets and Liabilities - (0.07)%		$(2,113)
TOTAL NET ASSETS - 100.00%		$3,229,419

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	50.08%
International Equity Funds	27.38%
Fixed Income Funds	14.01%
Specialty Funds	8.23%
Investment Companies	0.37%
Other Assets and Liabilities	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

75

		Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2017

Affiliated Securities	October 31, 2016		Purchases		Sales		October 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$180,428		$2,018	$150,755		$—
Blue Chip Fund (b)		—		132,525	5,949		200,954
Diversified International Fund(a)		450,661		71,384	64,575		563,203
Diversified Real Asset Fund(b)		—		123,553	4,782		125,098
Diversified Real Asset Fund(a)		73,540		74,636	149,743		—
EDGE MidCap Fund (b)		—		146,822	1,859		163,061
EDGE MidCap Fund (a)		76,986		6,412	74,256		—
Equity Income Fund (a)		339,821		13,533	101,312		307,053
Global Multi-Strategy Fund(a)		84,135		246	81,984		—
Global Multi-Strategy Fund(b)		—		48,102	1,643		53,550
Global Real Estate Securities Fund (a)		59,075		1,819	56,957		—
Global Real Estate Securities Fund (b)		—		38,705	1,629		44,012
Government & High Quality Bond Fund(a)		71,322		28,104	6,253		90,192
High Yield Fund(a)		45,645		517	47,043		—
Income Fund (b)		—		164,818	4,646		168,759
Income Fund (a)		159,341		22,785	172,368		—
International Small Company Fund(b)		—		47,193	2,844		57,799
International Small Company Fund(a)		44,635		7,253	51,739		—
LargeCap Growth Fund(a)		238,254		31,561	119,734		173,073
LargeCap Value Fund (a)		323,715		16,285	75,064		313,544
MidCap Fund (a)		196,953		5,099	170,510		—
MidCap Fund (b)		—		24,798	82,619		—
Multi-Manager Equity Long/Short Fund (b)		85,600		845	8,154		87,268
Origin Emerging Markets Fund(b)		—		87,222	2,371		118,808
Origin Emerging Markets Fund(a)		111,324		989	111,618		—
Preferred Securities Fund(b)		—		45,347	1,108		47,140
Preferred Securities Fund(a)		44,529		3,936	46,666		—
Principal Active Global Dividend Income		—		93,616	—		100,386
ETF
Principal Capital Appreciation Fund (a)		148,710		16,413	24,048		158,192
Principal U.S. Mega-Cap Multi-Factor Index		—		55,069	—		55,242
ETF
Principal U. S. Small-Cap Multi-Factor		58,843		3,255	—		77,312
Index ETF
Short-Term Income Fund (a)		44,881		105,618	4,312		146,460
Small-MidCap Dividend Income Fund(a)		161,649		6,223	135,753		—
Small-MidCap Dividend Income Fund(b)		—		113,644	6,990		168,576
		$3,000,047		$1,540,345	$1,769,284		$3,219,682

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$1,320		$2,275			$483	$(33,966)
Blue Chip Fund (b)	—		1,183			—	73,195
Diversified International Fund(a)	7,379		663			—	105,070
Diversified Real Asset Fund(b)	—		(216)			—	6,543
Diversified Real Asset Fund(a)	1,880		(1,883)			—	3,450
EDGE MidCap Fund (b)	—		53			—	18,045
EDGE MidCap Fund (a)	3,473		155			79	(9,297)
Equity Income Fund (a)	6,655		41,596			6,344	13,415
Global Multi-Strategy Fund(a)	127		2,476			—	(4,873)
Global Multi-Strategy Fund(b)	—		158			—	6,933
Global Real Estate Securities Fund (a)	1,549		(477)			166	(3,460)
Global Real Estate Securities Fund (b)	94		34			—	6,902
Government & High Quality Bond Fund(a)	2,977		(44)			—	(2,937)
High Yield Fund(a)	571		3,162			—	(2,281)
Income Fund (b)	1,906		(17)			—	8,604
Income Fund (a)	3,475		(117)			—	(9,641)
International Small Company Fund(b)	—		185			—	13,265
International Small Company Fund(a)	126		127			—	(276)
LargeCap Growth Fund(a)	1,339		18,756			29,912	4,236
LargeCap Value Fund(a)	8,085		746			7,668	47,862
MidCap Fund (a)	820		37,299			4,123	(68,841)
MidCap Fund (b)	—		57,821			—	—
Multi-Manager Equity Long/Short Fund (b)	640		340			—	8,637
Origin Emerging Markets Fund(b)	—		160			—	33,797
Origin Emerging Markets Fund(a)	886		(1,014)			—	319
Preferred Securities Fund(b)	941		7			—	2,894
Preferred Securities Fund(a)	1,300		(3)			379	(1,796)
Principal Active Global Dividend Income
ETF	970		—			—	6,770
Principal Capital Appreciation Fund (a)	2,169		3,965			12,893	13,152
Principal U.S. Mega-Cap Multi-Factor Index
ETF	—		—			—	173

See accompanying notes.

76

		Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Principal U. S. Small-Cap Multi-Factor
Index ETF	$751	$—	$—	$15,214
Short-Term Income Fund (a)	2,241	(1)	—	274
Small-MidCap Dividend Income Fund(a)	3,351	2,493	—	(34,612)
Small-MidCap Dividend Income Fund(b)	770	865	—	61,057
	$55,795	$170,747	$62,047	$277,827
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

77

		Schedule of Investments
		SAM Flexible Income Portfolio
		October 31, 2017

INVESTMENT COMPANIES - 100.06%	Shares Held	Value (000's)
Money Market Funds - 0.11%
Cash Account Trust - Government & Agency	2,981,707	$2,982
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 4.73%
Principal Active Global Dividend Income ETF	1,634,000	43,976
(a)
Principal EDGE Active Income ETF (a)	1,623,800	67,826
Principal U.S. Mega-Cap Multi-Factor Index	745,000	18,707
ETF (a)
		$130,509
Principal Funds, Inc. Class R-6 - 48.99%
Global Diversified Income Fund (a)	9,801,403	138,102
Global Real Estate Securities Fund (a)	10,069,221	95,557
High Yield Fund (a)	16,445,428	123,340
Income Fund (a)	74,205,407	710,888
International Emerging Markets Fund (a)	625,960	18,109
Preferred Securities Fund (a)	13,732,924	143,784
Real Estate Debt Income Fund (a)	5,353,727	51,449
Small-MidCap Dividend Income Fund (a)	4,000,166	70,243
		$1,351,472
Principal Funds, Inc. Institutional Class - 46.23%
Diversified International Fund (a)	4,217,899	58,755
Equity Income Fund (a)	8,668,558	273,840
Government & High Quality Bond Fund (a)	29,758,404	310,380
Inflation Protection Fund (a)	20,523,505	176,707
LargeCap Growth Fund (a)	4,103,386	45,466
LargeCap Value Fund (a)	4,486,810	59,271
Short-Term Income Fund (a)	28,760,410	350,877
		$1,275,296
TOTAL INVESTMENT COMPANIES		$2,760,259
Total Investments		$2,760,259
Other Assets and Liabilities - (0.06)%		$(1,556)
TOTAL NET ASSETS - 100.00%		$2,758,703

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	70.14%
Domestic Equity Funds	16.96%
International Equity Funds	7.84%
Specialty Funds	5.01%
Investment Companies	0.11%
Other Assets and Liabilities	(0.06)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

78

	Schedule of Investments
	SAM Flexible Income Portfolio
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Diversified International Fund(a)	$79,209	$4,157	$39,207	$58,755
Equity Income Fund (a)	221,994	24,817	14,550	273,840
Global Diversified Income Fund (a)	166,311	9,697	174,267	—
Global Diversified Income Fund (b)	—	134,946	2,645	138,102
Global Real Estate Securities Fund (a)	61,331	32,634	92,156	—
Global Real Estate Securities Fund (b)	—	88,940	1,764	95,557
Government & High Quality Bond Fund(a)	261,083	69,282	9,187	310,380
High Yield Fund(b)	—	118,292	2,645	123,340
High Yield Fund(a)	188,086	8,255	195,232	—
Income Fund (a)	776,772	49,981	808,952	—
Income Fund (b)	—	712,303	13,431	710,888
Inflation Protection Fund (a)	107,316	75,250	5,273	176,707
International Emerging Markets Fund (b)	—	12,934	441	18,109
International Emerging Markets Fund (a)	22,946	848	23,123	—
LargeCap Growth Fund(a)	79,156	13,049	48,499	45,466
LargeCap Value Fund(a)	74,802	7,006	32,287	59,271
Preferred Securities Fund(b)	—	138,294	2,203	143,784
Preferred Securities Fund(a)	40,405	99,998	134,994	—
Principal Active Global Dividend Income	—	41,172	—	43,976
ETF
Principal EDGE Active Income ETF	63,824	1,285	—	67,827
Principal U.S. Mega-Cap Multi-Factor Index	—	18,654	—	18,707
ETF
Real Estate Debt Income Fund(a)	50,405	2,920	52,884	—
Real Estate Debt Income Fund(b)	—	52,469	882	51,449
Short-Term Income Fund (a)	234,286	124,434	7,855	350,877
Small-MidCap Dividend Income Fund(b)	—	41,227	883	70,242
Small-MidCap Dividend Income Fund(a)	104,595	2,877	94,137	—
	$2,532,521	$1,885,721	$1,757,497	$2,757,277

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Diversified International Fund(a)	$1,300	$1,059	$—	$13,537
Equity Income Fund (a)	4,987	49	4,207	41,530
Global Diversified Income Fund (a)	5,319	(2,225)	—	484
Global Diversified Income Fund (b)	2,496	(18)	—	5,819
Global Real Estate Securities Fund (a)	1,804	(162)	176	(1,647)
Global Real Estate Securities Fund (b)	205	5	—	8,376
Government & High Quality Bond Fund(a)	10,738	(449)	—	(10,349)
High Yield Fund(b)	2,106	(2)	—	7,695
High Yield Fund(a)	5,431	(1,974)	—	865
Income Fund (a)	16,874	(3,741)	—	(14,060)
Income Fund (b)	7,923	(236)	—	12,252
Inflation Protection Fund (a)	923	(79)	—	(507)
International Emerging Markets Fund (b)	—	47	—	5,569
International Emerging Markets Fund (a)	303	488	—	(1,159)
LargeCap Growth Fund(a)	450	(766)	10,067	2,526
LargeCap Value Fund(a)	1,894	(655)	1,795	10,405
Preferred Securities Fund(b)	2,842	(1)	—	7,694
Preferred Securities Fund(a)	1,588	(30)	344	(5,379)
Principal Active Global Dividend Income
ETF	425	—	—	2,804
Principal EDGE Active Income ETF	3,244	—	—	2,718
Principal U.S. Mega-Cap Multi-Factor Index
ETF	—	—	—	53
Real Estate Debt Income Fund(a)	984	(65)	1	(376)
Real Estate Debt Income Fund(b)	735	(9)	—	(129)
Short-Term Income Fund (a)	6,059	(46)	—	58
Small-MidCap Dividend Income Fund(b)	314	2	—	29,896
Small-MidCap Dividend Income Fund(a)	2,030	11,729	—	(25,064)
	$80,974	$2,921	$16,590	$93,611
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

79

		Schedule of Investments
		SAM Strategic Growth Portfolio
		October 31, 2017

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)
Money Market Funds - 0.40%
Cash Account Trust - Government & Agency	7,958,621	$7,959
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 14.56%
Principal Active Global Dividend Income ETF	3,486,000	93,818
(a)
Principal EDGE Active Income ETF (a)	1,859,800	77,684
Principal U.S. Mega-Cap Multi-Factor Index	1,480,000	37,163
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	2,641,700	79,885
ETF (a)
		$288,550
Principal Funds, Inc. Class R-6 - 25.83%
EDGE MidCap Fund (a)	3,224,566	42,661
Global Multi-Strategy Fund (a)	2,888,426	33,361
Global Real Estate Securities Fund (a)	9,065,966	86,036
International Small Company Fund (a)	3,196,115	41,134
Multi-Manager Equity Long/Short Fund (a)	4,146,220	45,857
Origin Emerging Markets Fund (a)	11,007,775	132,534
Real Estate Debt Income Fund (a)	5,051,507	48,545
Small-MidCap Dividend Income Fund (a)	4,646,909	81,600
		$511,728
Principal Funds, Inc. Institutional Class - 59.28%
Diversified International Fund (a)	30,174,891	420,336
Equity Income Fund (a)	4,630,438	146,276
LargeCap Growth Fund (a)	13,229,539	146,583
LargeCap Value Fund (a)	13,009,365	171,854
Principal Capital Appreciation Fund (a)	3,931,703	255,010
Short-Term Income Fund (a)	2,825,057	34,466
		$1,174,525
TOTAL INVESTMENT COMPANIES		$1,982,762
Total Investments		$1,982,762
Other Assets and Liabilities - (0.07)%		$(1,319)
TOTAL NET ASSETS - 100.00%		$1,981,443

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	48.50%
International Equity Funds	39.06%
Fixed Income Funds	8.11%
Specialty Funds	4.00%
Investment Companies	0.40%
Other Assets and Liabilities	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

80

	Schedule of Investments
	SAM Strategic Growth Portfolio
	October 31, 2017

Affiliated Securities	October 31, 2016	Purchases	Sales	October 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Diversified International Fund(a)	$340,692	$46,086	$45,663	$420,336
EDGE MidCap Fund (a)	38,388	1,875	39,974	—
EDGE MidCap Fund (b)	—	37,744	427	42,661
Equity Income Fund (a)	205,454	8,160	97,194	146,276
Global Multi-Strategy Fund(a)	35,070	189	35,679	—
Global Multi-Strategy Fund(b)	—	32,614	1,099	33,361
Global Real Estate Securities Fund (b)	—	78,016	1,772	86,036
Global Real Estate Securities Fund (a)	67,209	19,601	82,754	—
International Small Company Fund(a)	35,260	1,836	36,965	—
International Small Company Fund(b)	—	33,078	1,952	41,134
LargeCap Growth Fund(a)	219,324	29,438	116,647	146,583
LargeCap Value Fund (a)	193,946	9,951	59,711	171,854
Multi-Manager Equity Long/Short Fund (b)	39,520	6,049	4,350	45,857
Origin Emerging Markets Fund(b)	—	101,892	3,079	132,534
Origin Emerging Markets Fund(a)	122,603	1,400	127,638	—
Principal Active Global Dividend Income	—	87,450	—	93,819
ETF
Principal Capital Appreciation Fund (a)	270,045	28,145	71,409	255,010
Principal EDGE Active Income ETF	74,522	—	—	77,684
Principal U.S. Mega-Cap Multi-Factor Index	—	37,047	—	37,163
ETF
Principal U. S. Small-Cap Multi-Factor	52,939	12,537	—	79,886
Index ETF
Real Estate Debt Income Fund(b)	—	53,195	4,882	48,544
Real Estate Debt Income Fund(a)	18,040	36,069	53,887	—
Short-Term Income Fund (a)	—	36,276	1,960	34,465
Small-MidCap Dividend Income Fund(a)	82,566	1,767	65,576	—
Small-MidCap Dividend Income Fund(b)	—	49,252	1,098	81,600
	$1,795,578	$749,667	$853,716	$1,974,803

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Diversified International Fund(a)	$5,597	$242	$—	$78,979
EDGE MidCap Fund (a)	1,722	69	39	(358)
EDGE MidCap Fund (b)	—	16	—	5,328
Equity Income Fund (a)	3,624	42,779	3,761	(12,923)
Global Multi-Strategy Fund(a)	53	37	—	383
Global Multi-Strategy Fund(b)	—	36	—	1,810
Global Real Estate Securities Fund (b)	185	(13)	—	9,805
Global Real Estate Securities Fund (a)	1,871	(331)	189	(3,725)
International Small Company Fund(a)	99	92	—	(223)
International Small Company Fund(b)	—	213	—	9,795
LargeCap Growth Fund(a)	1,230	10,085	27,474	4,383
LargeCap Value Fund(a)	4,800	(392)	4,556	28,060
Multi-Manager Equity Long/Short Fund (b)	295	116	—	4,522
Origin Emerging Markets Fund(b)	—	303	—	33,418
Origin Emerging Markets Fund(a)	989	(873)	—	4,508
Principal Active Global Dividend Income
ETF	908	—	—	6,369
Principal Capital Appreciation Fund (a)	3,903	1,873	23,225	26,356
Principal EDGE Active Income ETF	3,758	—	—	3,162
Principal U.S. Mega-Cap Multi-Factor Index
ETF	—	—	—	116
Principal U. S. Small-Cap Multi-Factor
Index ETF	721	—	—	14,410
Real Estate Debt Income Fund(b)	729	33	—	198
Real Estate Debt Income Fund(a)	738	—	1	(222)
Short-Term Income Fund (a)	432	6	—	143
Small-MidCap Dividend Income Fund(a)	1,679	2,376	—	(21,133)
Small-MidCap Dividend Income Fund(b)	367	82	—	33,364
	$33,700	$56,749	$59,245	$226,525
Amounts in thousands

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

81

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2010 FUND
Class A shares
2017	$13.31	$0.23	$1.03	$1.26	($0.22)	($0.28)	($0.50)	$14.07
2016	13.55	0.22	0.14	0.36	(0.20)	(0.40)	(0.60)	13.31
2015	13.76	0.26	(0.22)	0.04	(0.25)	–	(0.25)	13.55
2014	13.18	0.23	0.57	0.80	(0.22)	–	(0.22)	13.76
2013	12.18	0.24	1.01	1.25	(0.25)	–	(0.25)	13.18
PRINCIPAL LIFETIME 2020 FUND
Class A shares
2017	13.45	0.22	1.58	1.80	(0.21)	(0.23)	(0.44)	14.81
2016	14.24	0.20	0.09	0.29	(0.18)	(0.90)	(1.08)	13.45
2015	14.99	0.33	(0.25)	0.08	(0.31)	(0.52)	(0.83)	14.24
2014	14.32	0.23	0.82	1.05	(0.23)	(0.15)	(0.38)	14.99
2013	12.66	0.24	1.67	1.91	(0.25)	–	(0.25)	14.32
PRINCIPAL LIFETIME 2030 FUND
Class A shares
2017	13.44	0.18	2.10	2.28	(0.19)	(0.29)	(0.48)	15.24
2016	14.44	0.18	(0.01)	0.17	(0.16)	(1.01)	(1.17)	13.44
2015	15.24	0.34	(0.22)	0.12	(0.34)	(0.58)	(0.92)	14.44
2014	14.48	0.23	0.95	1.18	(0.23)	(0.19)	(0.42)	15.24
2013	12.45	0.23	2.04	2.27	(0.24)	–	(0.24)	14.48

See accompanying notes.

82

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

9.78%	$33,206	0.38%(c),(d)		1.69%	13.0%
2.83	33,881	0.39 (c)	,(d)	1.68	15.1
0.26	42,365	0.41 (c)	,(d)	1.90	32.7
6.14	42,880	0.41 (c)	,(d)	1.69	24.1
10.45	41,988	0.41 (c)	,(d)	1.93	15.2

13.78	123,884	0.37 (c)	,(d)	1.55	14.2
2.31	118,522	0.39 (c)	,(d)	1.54	12.0
0.58	133,985	0.41 (c)	,(d)	2.26	33.5
7.44	128,189	0.41 (c)	,(d)	1.60	18.6
15.35	118,277	0.41 (c)	,(d)	1.79	25.7

17.45	139,849	0.38 (c)	,(d)	1.31	20.9
1.49	117,542	0.39 (c)	,(d)	1.36	15.2
0.88	125,826	0.41 (c)	,(d)	2.31	36.0
8.36	116,459	0.41 (c)	,(d)	1.57	15.3
18.51	104,960	0.41 (c)	,(d)	1.74	25.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Funds invest.

See accompanying notes.

83

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2040 FUND
Class A shares
2017	$13.86	$0.18	$2.48	$2.66	($0.17)	($0.46)	($0.63)	$15.89
2016	14.67	0.17	(0.11)	0.06	(0.15)	(0.72)	(0.87)	13.86
2015	15.50	0.34	(0.18)	0.16	(0.36)	(0.63)	(0.99)	14.67
2014	14.80	0.21	1.09	1.30	(0.23)	(0.37)	(0.60)	15.50
2013	12.42	0.22	2.39	2.61	(0.23)	–	(0.23)	14.80
PRINCIPAL LIFETIME 2050 FUND
Class A shares
2017	13.78	0.15	2.70	2.85	(0.15)	(0.45)	(0.60)	16.03
2016	14.51	0.16	(0.13)	0.03	(0.14)	(0.62)	(0.76)	13.78
2015	15.31	0.34	(0.17)	0.17	(0.36)	(0.61)	(0.97)	14.51
2014	14.61	0.20	1.13	1.33	(0.22)	(0.41)	(0.63)	15.31
2013	12.11	0.19	2.53	2.72	(0.22)	–	(0.22)	14.61
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
2017	12.29	0.22	0.61	0.83	(0.20)	(0.05)	(0.25)	12.87
2016	12.09	0.21	0.19	0.40	(0.20)	–	(0.20)	12.29
2015	12.30	0.23	(0.23)	–	(0.21)	–	(0.21)	12.09
2014	11.94	0.22	0.36	0.58	(0.22)	–	(0.22)	12.30
2013	11.60	0.26	0.34	0.60	(0.26)	–	(0.26)	11.94

See accompanying notes.

84

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

19.88%	$99,913	0.38%(c),(d)		1.20%	26.6%
0.58	84,378	0.39 (c)	,(d)	1.24	17.9
1.13	91,391	0.41 (c)	,(d)	2.25	25.2
9.02	82,944	0.41 (c)	,(d)	1.43	11.5
21.35	69,974	0.41 (c)	,(d)	1.65	30.1

21.47	82,816	0.38 (c)	,(d)	1.04	29.6
0.36	64,995	0.39 (c)	,(d)	1.19	17.0
1.20	68,799	0.41 (c)	,(d)	2.28	21.6
9.43	61,439	0.41 (c)	,(d)	1.35	9.9
22.78	50,375	0.41 (c)	,(d)	1.43	29.5

6.86	21,016	0.38 (c)	,(d)	1.80	18.6
3.40	21,260	0.39 (c)	,(d)	1.73	18.2
0.01	29,781	0.41 (c)	,(d)	1.85	36.8
4.92	31,332	0.41 (c)	,(d)	1.85	26.8
5.26	30,838	0.41 (c)	,(d)	2.20	14.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Funds invest.

See accompanying notes.

85

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM BALANCED PORTFOLIO
Class A shares
2017	$15.07	$0.23	$1.85	$2.08	($0.22)	($0.30)	($0.52)	$16.63
2016	15.87	0.22	0.17	0.39	(0.21)	(0.98)	(1.19)	15.07
2015	16.39	0.31	(0.14)	0.17	(0.31)	(0.38)	(0.69)	15.87
2014	15.60	0.26	1.04	1.30	(0.26)	(0.25)	(0.51)	16.39
2013	13.70	0.26	1.90	2.16	(0.26)	–	(0.26)	15.60
Class C shares
2017	14.87	0.11	1.83	1.94	(0.12)	(0.30)	(0.42)	16.39
2016	15.68	0.11	0.16	0.27	(0.10)	(0.98)	(1.08)	14.87
2015	16.20	0.18	(0.12)	0.06	(0.20)	(0.38)	(0.58)	15.68
2014	15.43	0.14	1.02	1.16	(0.14)	(0.25)	(0.39)	16.20
2013	13.55	0.15	1.89	2.04	(0.16)	–	(0.16)	15.43
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
2017	11.70	0.24	0.94	1.18	(0.24)	(0.12)	(0.36)	12.52
2016	12.04	0.24	0.12	0.36	(0.23)	(0.47)	(0.70)	11.70
2015	12.41	0.26	(0.16)	0.10	(0.27)	(0.20)	(0.47)	12.04
2014	12.05	0.25	0.58	0.83	(0.24)	(0.23)	(0.47)	12.41
2013	11.22	0.25	0.89	1.14	(0.25)	(0.06)	(0.31)	12.05
Class C shares
2017	11.58	0.15	0.93	1.08	(0.15)	(0.12)	(0.27)	12.39
2016	11.93	0.15	0.11	0.26	(0.14)	(0.47)	(0.61)	11.58
2015	12.30	0.17	(0.15)	0.02	(0.19)	(0.20)	(0.39)	11.93
2014	11.95	0.16	0.58	0.74	(0.16)	(0.23)	(0.39)	12.30
2013	11.13	0.16	0.89	1.05	(0.17)	(0.06)	(0.23)	11.95

See accompanying notes.

86

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

14.18%	$2,120,767	0.61	%(c)	1.48%	17.6%
2.80	2,047,943	0.66	(c)	1.51	17.1
1.10	2,124,905	0.65	(c)	1.90	27.6
8.50	2,083,846	0.65	(c)	1.63	3.3
15.97	1,923,276	0.68	(c)	1.78	16.9

13.32	738,524	1.36	(c)	0.74	17.6
2.03	747,750	1.40	(c)	0.75	17.1
0.39	762,424	1.39	(c)	1.14	27.6
7.67	732,362	1.40	(c)	0.88	3.3
15.17	654,170	1.41	(c)	1.03	16.9

10.27	529,131	0.61 (c)	,(d)	1.97	21.8
3.26	512,080	0.63 (c)	,(d)	2.04	17.3
0.84	512,264	0.63 (c)	,(d)	2.16	22.7
7.10	490,692	0.63 (c)	,(d)	2.07	3.2
10.41	439,792	0.63 (c)	,(d)	2.18	13.1

9.47	255,601	1.36 (c)	,(d)	1.23	21.8
2.45	264,058	1.38 (c)	,(d)	1.29	17.3
0.10	264,904	1.38 (c)	,(d)	1.40	22.7
6.30	242,887	1.38 (c)	,(d)	1.30	3.2
9.60	209,997	1.38 (c)	,(d)	1.42	13.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the SAM Portfolios invest.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

87

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
2017	$16.68	$0.21	$2.90	$3.11	($0.20)	($0.35)	($0.55)	$19.24
2016	18.16	0.16	0.14	0.30	(0.14)	(1.64)	(1.78)	16.68
2015	18.86	0.29	(0.11)	0.18	(0.30)	(0.58)	(0.88)	18.16
2014	17.53	0.21	1.50	1.71	(0.23)	(0.15)	(0.38)	18.86
2013	14.73	0.22	2.81	3.03	(0.23)	–	(0.23)	17.53
Class C shares
2017	15.59	0.07	2.70	2.77	(0.08)	(0.35)	(0.43)	17.93
2016	17.09	0.04	0.13	0.17	(0.03)	(1.64)	(1.67)	15.59
2015	17.81	0.15	(0.11)	0.04	(0.18)	(0.58)	(0.76)	17.09
2014	16.59	0.08	1.40	1.48	(0.11)	(0.15)	(0.26)	17.81
2013	13.95	0.09	2.68	2.77	(0.13)	–	(0.13)	16.59
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
2017	12.07	0.30	0.52	0.82	(0.30)	(0.05)	(0.35)	12.54
2016	12.21	0.32	0.16	0.48	(0.32)	(0.30)	(0.62)	12.07
2015	12.64	0.33	(0.31)	0.02	(0.32)	(0.13)	(0.45)	12.21
2014	12.37	0.32	0.46	0.78	(0.32)	(0.19)	(0.51)	12.64
2013	11.99	0.33	0.50	0.83	(0.34)	(0.11)	(0.45)	12.37
Class C shares
2017	11.95	0.21	0.52	0.73	(0.21)	(0.05)	(0.26)	12.42
2016	12.10	0.22	0.16	0.38	(0.23)	(0.30)	(0.53)	11.95
2015	12.53	0.23	(0.30)	(0.07)	(0.23)	(0.13)	(0.36)	12.10
2014	12.27	0.22	0.45	0.67	(0.22)	(0.19)	(0.41)	12.53
2013	11.90	0.23	0.50	0.73	(0.25)	(0.11)	(0.36)	12.27

See accompanying notes.

88

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

19.17%	$1,542,284	0.61	%(c)	1.17%	20.9%
2.05	1,418,053	0.66	(c)	1.00	22.4
1.05	1,506,074	0.65	(c)	1.60	35.6
9.90	1,493,034	0.65	(c)	1.17	4.0
20.88	1,372,490	0.68	(c)	1.35	20.2

18.22	536,771	1.37	(c)	0.43	20.9
1.31	515,921	1.42	(c)	0.24	22.4
0.28	549,093	1.40	(c)	0.87	35.6
9.05	551,460	1.40	(c)	0.44	4.0
20.01	510,553	1.43	(c)	0.61	20.2

6.92	981,216	0.59	(c)	2.47	19.1
4.18	917,507	0.64	(c)	2.67	10.4
0.20	840,440	0.63	(c)	2.63	17.7
6.44	793,238	0.64	(c)	2.57	2.2
7.09	718,931	0.66	(c)	2.71	10.5

6.17	363,723	1.36	(c)	1.71	19.1
3.35	368,051	1.41	(c)	1.90	10.4
(0.55)	347,647	1.39	(c)	1.87	17.7
5.61	311,494	1.40	(c)	1.79	2.2
6.25	259,444	1.42	(c)	1.95	10.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the SAM Portfolios invest.

See accompanying notes.

89

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
2017	$18.24	$0.23	$3.55	$3.78	($0.19)	($0.48)	($0.67)	$21.35
2016	20.60	0.20	(0.07)	0.13	(0.17)	(2.32)	(2.49)	18.24
2015	21.79	0.37	(0.19)	0.18	(0.37)	(1.00)	(1.37)	20.60
2014	19.91	0.21	2.03	2.24	(0.22)	(0.14)	(0.36)	21.79
2013	16.13	0.19	3.79	3.98	(0.20)	–	(0.20)	19.91
Class C shares
2017	16.73	0.08	3.26	3.34	(0.07)	(0.48)	(0.55)	19.52
2016	19.11	0.06	(0.07)	(0.01)	(0.05)	(2.32)	(2.37)	16.73
2015	20.32	0.21	(0.19)	0.02	(0.23)	(1.00)	(1.23)	19.11
2014	18.61	0.05	1.89	1.94	(0.09)	(0.14)	(0.23)	20.32
2013	15.09	0.06	3.54	3.60	(0.08)	–	(0.08)	18.61

See accompanying notes.

90

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

21.34%	$1,023,096	0.63	%(c)	1.16%	19.5%
1.03	926,183	0.69	(c)	1.10	22.9
0.92	996,126	0.67	(c)	1.77	51.2
11.39	989,320	0.67	(c)	1.00	5.9
24.92	921,467	0.71	(c)	1.08	26.5

20.48	324,383	1.38	(c)	0.42	19.5
0.26	302,748	1.44	(c)	0.35	22.9
0.16	326,391	1.42	(c)	1.06	51.2
10.54	333,072	1.42	(c)	0.27	5.9
24.00	317,406	1.46	(c)	0.36	26.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the SAM Portfolios invest.

See accompanying notes.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and
Shareholders of Class A and C shares
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio, (11 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and transfer agent of the affiliated and unaffiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at October 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2017

92

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2017 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively within Class A and Class C shares. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period		Beginning	Ending	During Period
	Beginning	Account Value	May 1, 2017 to		Account	Account Value	May 1, 2017 to		Annualized
	Account Value	October 31,	October 31,		Value	October 31,	October 31,		Expense
	May 1, 2017	2017	2017	(a)	May 1, 2017	2017	2017	(a)	Ratio
Principal LifeTime 2010 Fund
Class A	$1,000.00	$1,048.44	$1.96		$1,000.00	$1,023.29	$1.94		0.38%

Principal LifeTime 2020 Fund
Class A	1,000.00	1,065.47	1.82		1,000.00	1,023.44	1.79		0.35

Principal LifeTime 2030 Fund
Class A	1,000.00	1,080.09	1.99		1,000.00	1,023.29	1.94		0.38

Principal LifeTime 2040 Fund
Class A	1,000.00	1,090.60	2.00		1,000.00	1,023.29	1.94		0.38

Principal LifeTime 2050 Fund
Class A	1,000.00	1,095.69	2.01		1,000.00	1,023.29	1.94		0.38

Principal LifeTime Strategic Income
Fund
Class A	1,000.00	1,037.07	1.95		1,000.00	1,023.29	1.94		0.38

SAM Balanced Portfolio
Class A	1,000.00	1,064.29	3.12		1,000.00	1,022.18	3.06		0.60
Class C	1,000.00	1,060.16	7.01		1,000.00	1,018.40	6.87		1.35

93

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period		Beginning	Ending	During Period
	Beginning	Account Value	May 1, 2017 to		Account	Account Value	May 1, 2017 to		Annualized
	Account Value	October 31,	October 31,		Value	October 31,	October 31,		Expense
	May 1, 2017	2017	2017	(a)	May 1, 2017	2017	2017	(a)	Ratio
SAM Conservative Balanced Portfolio
Class A	$1,000.00	$1,047.87	$3.10		$1,000.00	$1,022.18	$3.06		0.60%
Class C	1,000.00	1,043.60	7.01		1,000.00	1,018.35	6.92		1.36

SAM Conservative Growth Portfolio
Class A	1,000.00	1,085.78	3.15		1,000.00	1,022.18	3.06		0.60
Class C	1,000.00	1,081.42	7.13		1,000.00	1,018.35	6.92		1.36

SAM Flexible Income Portfolio
Class A	1,000.00	1,032.93	3.02		1,000.00	1,022.23	3.01		0.59
Class C	1,000.00	1,029.21	6.96		1,000.00	1,018.35	6.92		1.36

SAM Strategic Growth Portfolio
Class A	1,000.00	1,096.00	3.28		1,000.00	1,022.08	3.16		0.62
Class C	1,000.00	1,092.33	7.23		1,000.00	1,018.30	6.97		1.37

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

94

PRINCIPAL FUNDS,INC.
(unaudited)

Notification of Source of Distributions
Pursuant to Rule 19a-1 of the Investment Company Act of 1940

As noted in the table provided below, certain of the Principal Funds made distributions for the months of June 2017, July 2017, August 2017, September 2017, October 2017 and November 2017 for which a portion is estimated to be in excess of the fund’s current and accumulated net income. As of these month ends, the estimated sources of these distributions were as follows:

	June 2017
Fund	Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund	53.49%	46.51%	0.00%
Global Real Estate Securities Fund	0.00	100.00	0.00
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	15.21	0.00	84.79
High Yield Fund I	99.69	0.00	0.31
Income Fund	0.00	0.00	100.00
Money Market Fund	91.24	7.14	1.62
Short-Term Income Fund	90.75	0.00	9.25

	July 2017
Fund	Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund	0.00%	100.00%	0.00%
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	1.81	0.00	98.19
High Yield Fund I	98.32	0.00	1.68
Income Fund	0.00	0.00	100.00
Money Market Fund	84.92	1.38	13.70
Short-Term Income Fund	87.88	0.00	12.12

	August 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	5.89	0.00	94.11
High Yield Fund I	97.23	0.00	2.77
Income Fund	0.00	0.00	100.00
Money Market Fund	86.78	0.00	13.22
SAM Flexible Income Portfolio	92.10	0.00	7.90
Short-Term Income Fund	85.96	0.00	14.04

	September 2017
Fund	Net Income	Realized Gain	Capital Sources
Global Real Estate Securities Fund	0.00%	100.00%	0.00%
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	1.29	0.00	98.71
Income Fund	0.00	0.00	100.00
LargeCap Growth Fund II *	98.55	1.45	0.00
Money Market Fund	87.01	0.00	12.99
Short-Term Income Fund	91.85	0.00	8.15

95

	PRINCIPAL FUNDS, INC.
	(unaudited)

	October 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	23.16	0.00	76.84
Income Fund	0.00	0.00	100.00
Money Market Fund	86.71	0.00	13.29
Short-Term Income Fund	95.40	0.00	4.60

	November 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	34.86	0.00	65.14
Income Fund	0.00	0.00	100.00
SAM Flexible Income Portfolio	90.75	9.25	0.00
Short-Term Income Fund	96.52	0.00	3.48

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Tax reporting information for shareholders of the funds will not be available until the end of the funds’ fiscal year.

As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

Notices are posted monthly on our website at principalfunds.com/sources-of-distribution. You may also request a copy of such notices, free of charge, by telephoning 800-222-5852.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the investment. Contact your financial professional or call 800-222-5852 to obtain another copy of the prospectus. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds are distributed by Principal Funds Distributor, Inc.

* Effective September 29, 2017, Principal Funds, Inc. Blue Chip Fund acquired all the assets and assumed all the liabilities of LargeCap Growth Fund II.

96

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	131	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	131	McClatchy
Director since 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Craig Damos	President, The Damos Company	131	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	131	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	131	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	131	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	131	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	131	Charlotte Russe; Follet
Director since 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

97

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	131	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	131	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Patrick Halter	Director, Morley Capital Management, Inc.	131	None
Director since 2017	(“Morley”) since 2017
Member, Executive Committee	Chair, Post Advisory Group, LLC (“Post”)
1959	since 2017
Chief Operating Officer, PGI since 2017
Director, PGI since 2003
Chair, PREI since 2004
Chief Executive Officer, PREI since 2005
Chair, Spectrum since 2017

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA 50392.

98

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, PMC
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Vice President and Chief Compliance Officer, PMC (2015–2017)
Deputy Chief Compliance Officer	Compliance Officer, PMC (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

99

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

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The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated March 1, 2017, and the Statement of Additional Information dated March 1, 2017. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

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BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) a Management Agreement with Principal Global Investors, LLC (the “Manager”) related to the Principal LifeTime 2065 Fund and Principal LifeTime Hybrid 2065 Fund; (2) an amended Subadvisory Agreement between Robert W. Baird & Co. Inc. and the Manager related to the MidCap Growth Fund III; (3) a Subadvisory Agreement with Eagle Asset Management. related to the MidCap Growth Fund III; (4) a Subadvisory Agreement between the Manager and Mellon Capital Corporation and a Subadvisory Agreement between the Manager and DDJ Capital Management, LLC related to the High Yield Fund I; (5) a Subadvisory Agreement between the “Manager” and Logan Circle Partners, L.P. (“Logan”) related to the emerging markets debt sleeve of the Global Diversified Income Fund; and (6) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds

Management Agreement – Principal LifeTime 2065 Fund and PFI Principal LifeTime Hybrid 2065

On June 13, 2017, the Board considered for the newly established Principal LifeTime 2065 Fund (“LifeTime Fund” or a “Fund”) and Principal LifeTime Hybrid 2065 Fund (the “LifeTime Hybrid Fund” or a “Fund”) the approval of a management agreement (the “Management Agreement”) between PFI, for each Fund, and the Manager.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2016 annual renewal of the management agreements for the Principal Funds, the Board had: (1) reviewed the services provided by Principal Management Corporation (“PMC”), the previous manager of PFI, to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of PMC to attract and retain high-quality personnel, and the organizational depth and stability of PMC and concluded that appropriate resources were provided under the management agreements for the Principal Funds; and (3) considered the compliance program established by PMC for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. The Board noted that, following the effectiveness of the merger of PMC with and into the Manager, these observations continued with respect to the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to each Fund under the Management Agreement are expected to be satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. With respect to the Lifetime Fund, the Board reviewed the historical one-year, three-year and since inception (March 1, 2013) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the Lifetime Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). With respect to the LifeTime Hybrid Fund, the Board reviewed the historical one-year and since inception (September 30, 2014) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the LifeTime Hybrid Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). The Board concluded, based upon the information provided, that the Manager is qualified.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. With respect to each Fund, the Board also received information from the Manager, based upon data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee for each Fund was a flat fee of 0 basis points and that the management fee schedules of a portion of the affiliated underlying funds in which the Funds will invest contain breakpoints that will pass through economies of scale to the Funds’ shareholders.

In addition, in evaluating the management fees, the Board considered the Manager’s forecasted profitability for each Fund, which included a consideration of the profitability to the Manager of each Fund’s investments in affiliated underlying funds that pay management fees to the Manager. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Manager. The Board noted the Manager’s statement that there would be no known fall-out benefits to the Manager in connection with its management of the Funds. The Board concluded that, on the basis of the information provided, the proposed management fee for each Fund was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

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Robert W. Baird & Co., Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fun III (the “Fund”) the approval of an amended fee schedule under the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Robert W. Baird & Co., Inc. (the “Subadvisor”) with respect to the Fund in connection with a proposal to reduce the Subadvisor’s fee at certain asset levels.

The Board reviewed materials received from the Manager regarding the proposed change in the subadvisory fee schedule. The Board considered the Manager’s representation that the change in the subadvisory fee schedule would not reduce the quality or extent of the services provided by the Subadvisor to the Fund and that the Subadvisor’s obligations under the Subadvisory Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Subadvisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2016 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Subadvisor under the Subadvisory Agreement and had concluded, based upon the information provided, that the terms of the Subadvisory Agreement were reasonable and that approval of the Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended subadvisory fee schedule at this time and, accordingly, recommended to the Board of Directors the approval of the amended fee schedule under the Subadvisory Agreement.

Eagle Asset Management, Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fund III (the “Fund”) the approval of a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Eagle Asset Management, Inc. (the “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and five-year performance returns as of March 31, 2017, gross and net of proposed fees, of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the historical performance of a previous subadvisor to the Fund and a relevant benchmark index. The Board also reviewed the historical performance returns from January 31, 2014 (the inception date of the performance of the previous subadvisor to the Fund) through March 31, 2017, gross and net of proposed fees, of the Subadvisor’s composite, as compared to the historical performance of the previous subadvisor to the Fund and a relevant benchmark index. In addition, the Board reviewed the percentile rankings of the historical performance of the Subadvisor’s composite, net of proposed fees, in a relevant Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Subadvisor. The Board noted that the Subadvisor intended to use Fund commissions to buy Section 28(e) eligible products and services. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

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Mellon and DDJ Subadvisory Agreements

On September 12, 2017, the Board considered for the High Yield Fund I (the “Fund”) the approval of (i) a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Mellon Capital Management Corporation (“Mellon” or a “Subadvisor”) and (ii) a subadvisory agreement (a “Subadvisory Agreement”) between the Manager and DDJ Capital Management, LLC (“DDJ” or a “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, the investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board noted that Mellon currently provides subadvisory services for another series of PFI and one series of Principal Variable Contracts Funds, Inc. and that DDJ currently provides subadvisory services for an investment sleeve of another series of PFI and that the Board had reviewed and recommended for renewal the applicable subadvisory agreements with Mellon and DDJ at its September 2017 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017 (and for DDJ only, the historical five-year performance returns as of June 30, 2017), gross and net of proposed fees, of each Subadvisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to the historical performance returns, gross and net of fees, of a current subadvisor to the Fund and to the historical performance of a relevant benchmark index, as well as the percentile rankings of the performance of each Subadvisor’s composite, net of proposed fees, and the historical performance of the current subadvisor in a relevant Morningstar category for each period, as applicable. The Board also reviewed the hypothetical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017, gross and net of proposed fees, for the proposed allocations of the Fund giving effect to the appointment of each Subadvisor, as compared to the historical performance returns, gross and net of fees, of the Fund under its current allocations, as well as the percentile rankings of the hypothetical performance of the proposed allocations of the Fund, net of proposed fees, and the historical performance of the Fund in a relevant Morningstar category for each period. The Board concluded, based upon the information provided, that each Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee for each Subadvisor, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule for each Subadvisor includes breakpoints and concluded that each subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive. On the basis of the information provided, the Board concluded that each proposed subadvisory fee was reasonable

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by each Subadvisor. The Board noted that neither Subadvisor engages in soft dollar trading. The Board concluded that, on the basis of the information provided, each proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that approval of each Subadvisory Agreement is in the best interests of the Fund.

Logan Circle Partners, L.P. Subadvisory Agreement

At its September 12, 2017 meeting, as part of its annual review of the Funds’ Subadvisory Agreements, the Board concluded that the Subadvisory Agreement pursuant to which Logan Circle Partners, L.P. (“Logan Circle” or “Subadvisor”) serves as the subadvisor to the emerging markets debt investment sleeve of the PFI Global Diversified Income Fund should be renewed. The Board noted that a change in control transaction with respect to Logan Circle was expected to become effective in September 2017, and that this change in control would result in the “assignment” (as defined in the Investment Company Act of 1940, as amended) of the Subadvisory Agreement then in effect, causing the agreement’s automatic termination. The Board considered the Manager’s statements that there were no anticipated changes to the portfolio management team that currently manages the Fund’s emerging markets debt investment sleeve or to the investment philosophy and process the team employs; that the change in control transaction was not expected to impact the nature, quality or extent of the services that the Subadvisor provides to the Fund; and that the subadvisory fee schedule would not change in connection with the change in control transaction. Accordingly, the Board concluded that a new Subadvisory Agreement with Logan Circle should be approved to take effect upon the termination of the Subadvisory Agreement upon the effectiveness of the change in control transaction.

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Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 12, 2017 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Board”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Global Investors, LLC (the “Manager”) and PFI, on behalf of each of the sixty-six (66) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Analytic Investors, LLC; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; BlackRock International Limited; Brown Advisory, LLC; Causeway Capital Management LLC.; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors; DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Eagle Asset Management, Inc.; Emerald Advisers, Inc.; Finisterre Capital LLP; Logan Circle Partners, L.P.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Neuberger Berman Investment Advisers LLC; Origin Asset Management, LLP, Post Advisory Group, LLC; Principal Real Estate Investors, LLC; Robert W. Baird & Co. Incorporated; Sawgrass Asset Management, LLC, Spectrum Asset Management, Inc.; Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Vaughan Nelson Investment Management, LP; Victory Capital Management Inc.; W. H. Reaves & Co., Inc.; and Westwood Management Corp.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

On May 1, 2017, each of Principal Management Corporation (“PMC”) and Edge Asset Management Inc. (“Edge”), each an affiliate of PGI, merged with and into PGI. Prior to May 1, 2017, PMC served as the investment advisor to the Funds and PGI and Edge served as subadvisors to certain of the Funds. References herein to the “Manager” mean PMC for periods prior to May 1, 2017 and PGI for periods on and after May 1, 2017.

The Board considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board reviewed a broad range of information requested for this purpose, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreements. The Board also considered that, during the periods reviewed, the Manager had delegated day-to-day portfolio management responsibility for certain Funds to the Subadvisors. The Board noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a qualified unaffiliated subadvisor for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisors. The Board also considered the compliance program established by the Manager for the Funds and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

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Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2017 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2017, and compared those returns to various agreed-upon performance measures, including, for all Funds, other than (1) the PFI Money Market Fund, for which comparative performance information was provided by I-Money Net, (2) one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee, and (3) any Funds without a one-year performance history, peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period ended March 31, 2017, respectively, if available. The Board also compared each Fund’s investment performance over the one-, three- and five-year periods ended March 31, 2017, as available, to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds, that had not attained during the relevant period(s) a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund or Subadvisor and/or remedial efforts being taken to improve performance. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. For each Fund the Board received certain information from Broadridge. The Board received information comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class A shares for PFI Funds, to investment advisory fees and expense ratios of funds in a peer group selected by Broadridge, except for one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee (“Expense Group”), and, if available, a broad-based, industry category defined by Broadridge (“Expense Universe”). For PFI Funds that did not offer Class A shares or if Class A shares represented less than 5% of the PFI Fund’s total assets, the information provided was based upon Class I shares (or, in the case of one PFI Fund, Class R-6 shares).

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds and non-fund accounts managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability, the existence and sharing of economies of scale and expense caps and fee waivers. In reviewing the fees of other accounts managed by the Manager, the Board considered information provided by the Manager regarding differences between the services provided to the Funds and the services provided to such other accounts. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board considered the new contractual management fee waivers for all share classes of the PFI SAM Portfolios, to be effective from January 1, 2018 through February 28, 2019. The Board also considered the estimated pro forma effect the waivers would have on the total expense ratio for each of the SAM Portfolios, which in the case of all but one Portfolio would change the ranking of the total expense ratio to the second or third quartile. Taking into consideration these factors, the Board determined that the management fees, net of waivers (as applicable), were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

With respect to the LifeTime Funds, the Board noted that the Funds pay no Fund-level management fees. The Board also reviewed the actual non-management expenses of the Funds and found them to be reasonable. The Board reviewed the total net expense ratios of the Funds, including acquired fund fees and expenses, and noted that the rankings of certain Funds moved into the fourth quartile, which was attributable in part to changes in peer group composition. Based upon this observation, the Board determined to monitor the Funds’ total net expense ratios going forward.

With respect to the nine (9) PFI Funds that are using the “Core Satellite” structure, the Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

The Board also considered the expense caps and fee waivers that would be in place with respect to certain Funds and share classes.

The Board noted the Manager’s proposal to extend the expense caps and fee waivers for certain Funds and share classes and to terminate the expense caps and fee waivers for certain Funds and share classes that are both currently operating and projected to operate below applicable expense caps. The list of agreed upon expense caps and fee waivers also reflects the new fee waivers or revised fee waivers for certain Funds.

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Profitability

The Board reviewed detailed information regarding revenues PMC received under the Management Agreements and the estimated direct and indirect costs PMC incurred in providing to each Fund the services described in the applicable Management Agreements for the year ended December 31, 2016. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Columbus Circle Investors, Edge, Finisterre Capital LLP, Origin Asset Management LLP, Post Advisory Group LLC, PGI, Principal Real Estate Investors LLC and Spectrum Asset Management, Inc.) and the aggregated return on revenue to PMC and its affiliates for the year ended December 31, 2016. The Board considered management’s statements regarding the effects of the merger of PMC with and into PGI on profitability calculations. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur, the incremental declines in management fees at each breakpoint and the amount of fee reductions that had been provided to shareholders as a result of the sharing of economies of scale. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. Taking into account management’s proposal to add a new breakpoint to the management fee schedule of each of the MidCap Fund and the PFI Diversified International Fund, the Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the LifeTime Funds and the LifeTime Hybrid Funds do not directly pay management fees, although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses. The Board also noted that the management fees for the LargeCap S&P 500 Index Fund, the MidCap S&P 400 Index Fund, and the SmallCap S&P 600 Index Fund do not include breakpoints, but each such Fund has a relatively low basis point fee (25 basis points or less) on all Fund assets. Considering all relevant factors, including the level of the fee, the Board determined that no breakpoints were necessary at this time.

Subadvisory Fees, Economies of Scale and Profitability

For each subadvised Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. For each subadvised Fund, whose Subadvisor does not receive a subadvisory fee, the Board received certain information from Broadridge comparing each such Fund’s subadvisory fee at current asset levels and at theoretical asset levels to subadvisory fees of subadvised funds in the Expense Group and, if available, the Expense Universe. The Board considered the proposed reductions in the subadvisory fee schedules for AllianceBernstein L.P. with respect to the SmallCap Growth Fund I , Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the MidCap Value Fund III and the Overseas Fund, Causeway Capital Management LLC with respect to the Overseas Fund, Los Angeles Capital Management and Equity Research, Inc. with respect to the SmallCap Value Fund II, T. Rowe Price Associates, Inc. with respect to the Large Cap Growth Fund I and W.H. Reaves & Co., Inc. (doing business as Reaves Asset Management) with respect to the global infrastructure investment sleeve of the Global Diversified Income Fund. The Board also considered the pro forma rankings of the reduced subadvisory fees proposed for each Fund in the applicable Expense Group. In the case of each such proposed subadvisory fee reduction, the Board considered the Manager’s representation that the proposed subadvisory fee was competitive, that the fee rate reduction would not reduce the quality or extent of the services provided by the Subadvisor to the applicable Fund and that the Subadvisor’s obligations would remain the same in all material respects.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each subadvised Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees or whether the subadvisory fee schedule is otherwise appropriate at current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees, with the proposed reductions, were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by each Subadvisor when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, on the basis of the information provided, the subadvisory fees were reasonable.

With regard to the High Yield Fund I, for which JPMorgan Investment Management Inc. (“JPMorgan”) serves as a Subadvisor, the Board concluded not to renew the Subadvisory Agreement with JPMorgan based upon the Manager’s recommendation in light of proposed changes to the Fund’s positioning.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement (with the exceptions noted above), with the actions proposed by the Manager, is in the best interests of each Fund.

107

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

Long-Term Capital Gain Dividends. Certain funds distributed long-term capital gain dividends during the fiscal year ended October 31, 2017. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, certain funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2017, that qualifies for the Dividends Received Deduction are as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	16.33%
Principal LifeTime 2020 Fund	24.44%
Principal LifeTime 2030 Fund	33.47%
Principal LifeTime 2040 Fund	36.34%
Principal LifeTime 2050 Fund	41.36%
Principal LifeTime Strategic Income Fund	9.30%
SAM Balanced Portfolio	38.67%
SAM Conservative Balanced Portfolio	22.20%
SAM Conservative Growth Portfolio	52.19%
SAM Flexible Income Portfolio	16.41%
SAM Strategic Growth Portfolio	70.26%

Qualified Dividend Income. Certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended October 31, 2017, taxed at a maximum rate of 15% are as follows:

Percentage
Principal LifeTime 2010 Fund	30.18%
Principal LifeTime 2020 Fund	43.58%
Principal LifeTime 2030 Fund	57.22%
Principal LifeTime 2040 Fund	61.80%
Principal LifeTime 2050 Fund	69.88%
Principal LifeTime Strategic Income Fund	18.97%
SAM Balanced Portfolio	60.18%
SAM Conservative Balanced Portfolio	34.27%
SAM Conservative Growth Portfolio	78.24%
SAM Flexible Income Portfolio	25.42%
SAM Strategic Growth Portfolio	100.00%

Foreign Taxes Paid. The following funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2017, are as follows:

Foreign Taxes
Per Share
Principal LifeTime 2010 Fund	$0.0038
Principal LifeTime 2020 Fund	$0.0056
Principal LifeTime 2030 Fund	$0.0071
Principal LifeTime 2040 Fund	$0.0090
Principal LifeTime 2050 Fund	$0.0092
Principal LifeTime Strategic Income Fund	$0.0021
SAM Balanced Portfolio	$0.0057
SAM Conservative Balanced Portfolio	$0.0030
SAM Conservative Growth Portfolio	$0.0089
SAM Flexible Income Portfolio	$0.0012
SAM Strategic Growth Portfolio	$0.0135

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the fund's transfer agent.

The latest tax reporting supplement is available on Principal's Tax Center website.
Website: https://www.principalfunds.com/taxcenter

Please consult your tax advisor if you have any questions.

108

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

Letter from the President	1
Money Market Fund	2
Financial Statements	4
Notes to Financial Statements	7
Schedules of Investments	12
Financial Highlights (Includes performance information)	16
Report of Independent Registered Public Accounting Firm	18
Shareholder Expense Example	19
Supplemental Information	20

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

The current synchronized global economic expansion transformed from what last year we called an “upturn,” to a full-fledged economic expansion. It includes a virtuous circle: a phase where solid household spending, strong profit gains, robust confidence, and easy monetary policy combine to create a positive feedback loop that pushes growth even further. Healthy demand and profits generate capital spending, more job growth, and better wage gains, which in turn engender even more spending and demand. The question is whether this energy is about to peak or whether the momentum can push the expansion to new heights. So far, the data looks positive.

The revival of the Eurozone economy was the growth shock of the last year. After the UK vote to exit the European Union, the mood was dire. Yet, growth came in at nearly 2.5% for several quarters. And momentum remains convincing. Lending conditions are easing and loan demand is rising. Broad consumer confidence hit a 16-year high, and German business sentiment climbed to the highest level in nearly 50 years.

The 2.2% surge in the NASDAQ Composite Index on October 27, led by soaring prices of Facebook, Alphabet, and Amazon, capped a huge month for technology. The MSCI Information Technology1 sector climbed 6.8% in October. Japanese stocks had a great month as the Nikkei 225 index jumped 8.6%. Broad world indices were higher through October 27, with the MSCI All Country World Index2 up 1.8%. Even though interest rates rose during October, the reflation trade did not persist from September; growth stocks overwhelmed value stocks and large-cap averages had over a 1% advantage to small-cap indices.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes. We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.3 Our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our investment strategies cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road or closer at hand.

All data cited, unless otherwise indicated, from October 2017 Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

1 The MSCI Information Technology Index represents the performance of the information technology sector in the equity market.

2 The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 24 emerging market countries.

3 Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

1

Money Market Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

Principal Money Market Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing its assets in a portfolio of high quality, short-term money market instruments such as those issued by banks, corporations (U.S. and non-U.S.), municipalities and the U.S. government. Such instruments include certificates of deposit, bankers' acceptances, commercial paper, treasury bills, bonds, and shares of other money market funds. The Fund maintains a dollar weighted average portfolio maturity of 60 days or less.

The portfolio performed in line with the peer group. The portfolio has a core holding of variable rate demand notes (VRDN**) that meet the need for seven day liquidity at a higher yield than other options. The weighted average days to maturity of the peer group has come down over the year from the mid 40's to the mid 30's. The portfolio has typically been in line with or slight shorter than the peer group.

*Securities described in the fund commentary may no longer be held in the fund

** Variable rate demand notes are debt instruments representing borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate.

2

Money Market Fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A contingent deferred sales charge may apply as follows: Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See the prospectus for details. Returns displayed are based on net total investment expense.

The 7-day simple yield more closely reflects current fund earnings than the total return data.

Average Annual Total Returns* as of October 31, 2017
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.48%	0.10%	0.35%
	Including Sales Charge	-0.52%	0.10%	0.35%

Total Investment Expense as shown in the 3/1/17 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class J Shares	0.73%		0.58%

Yields** as of October 31, 2017
	7-Day Simple Yield		7-Day Effective Yield
Class J Shares	0.81%		0.81%

Yields** as of 9/29/17:
Class J Shares: 0.77% (7-day simple yield); 0.78% (7-day effective yield)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investment is reinvested and compounded.

3

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2017

		Money Market
Amounts in thousands, except per share amounts		Fund
Investment in securities--at cost		$504,501
Assets
Investment in securities--at value		$504,501
Cash		12
Receivables:
Dividends and interest		142
Expense reimbursement from Manager		2
Expense reimbursement from Distributor		44
Fund shares sold		1,012
Other assets		26
	Total Assets	505,739
Liabilities
Accrued management and investment advisory fees		213
Accrued distribution fees		44
Accrued transfer agent fees		180
Accrued professional fees		26
Accrued other expenses		48
Payables:
Dividends payable		406
Fund shares redeemed		1,166
	Total Liabilities	2,083
Net Assets Applicable to Outstanding Shares		$503,656
Net Assets Consist of:
Capital shares and additional paid-in-capital		$503,656
	Total Net Assets	$503,656
Capital Stock (par value: $.01 per share):
Shares authorized		8,400,000
Net Asset Value Per Share:
Class A: Net Assets		$245,177
Shares Issued and Outstanding		245,177
Net Asset Value per share		$1.00
Maximum Offering Price		$1.00
Class C: Net Assets		$14,881
Shares Issued and Outstanding		14,881
Net Asset Value per share		$1.00	(a)
Class J: Net Assets		$243,195
Shares Issued and Outstanding		243,195
Net Asset Value per share		$1.00	(a)
Institutional: Net Assets		$403
Shares Issued and Outstanding		403
Net Asset Value per share		$1.00

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

4

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2017

Amounts in thousands	Money Market Fund
Net Investment Income
Income:
Interest	$7,262
Total Income	7,262
Expenses:
Management and investment advisory fees	2,868
Distribution fees - Class C	173
Distribution fees - Class J	386
Registration fees - Class A	99
Registration fees - Class C	13
Registration fees - Class J	29
Registration fees - Institutional	17
Shareholder reports - Class A	82
Shareholder reports - Class C	4
Shareholder reports - Class J	98
Transfer agent fees - Class A	379
Transfer agent fees - Class C	23
Transfer agent fees - Class J	321
Chief compliance officer fees	1
Custodian fees	12
Directors' expenses	14
Professional fees	37
Other expenses	3
Total Gross Expenses	4,559
Less: Reimbursement from Manager - Institutional	16
Less: Reimbursement from Distributor - Class C	173
Less: Reimbursement from Distributor - Class J	385
Total Net Expenses	3,985
Net Investment Income	3,277

Net Realized and Unrealized Gain on Investments
Net realized gain from:
Investment transactions	31
Net change in unrealized appreciation/depreciation of:
Investment transactions	—
Net Realized and Unrealized Gain on Investments	31
Net Increase in Net Assets Resulting from Operations	$3,308

See accompanying notes.

5

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Money Market Fund
					Year Ended	Year Ended
					October 31, 2017	October 31, 2016
Operations
Net investment income					$3,277	$93
Net realized gain on investments					31	54
Net change in unrealized appreciation/depreciation of investments					–	–
			Net Increase in Net Assets Resulting from Operations		3,308	147

Dividends and Distributions to Shareholders
From net investment income					(3,362)	(93)
From tax return of capital					(240)	–
				Total Dividends and Distributions	(3,602)	(93)

Capital Share Transactions
Net decrease in capital share transactions					(235,882)	(260,437)
				Total Decrease in Net Assets	(236,176)	(260,383)

Net Assets
Beginning of period					739,832	1,000,215
End of period (including undistributed net investment income as set forth below)					$503,656	$739,832
Overdistributed net investment loss					$–	$54

	Class A	Class C	Class J	Institutional
Capital Share Transactions:
Year Ended October 31, 2017
Dollars:
Sold	$413,473	$12,397	$117,893	$382
Reinvested	2,293	59	1,194	–
Redeemed	(621,962)	(17,431)	(144,150)	(30)
Net Increase (Decrease)	$(206,196)	$(4,975)	$ (25,063)	$352
Shares:
Sold	413,473	12,397	117,893	382
Reinvested	2,293	59	1,194	–
Redeemed	(621,962)	(17,431)	(144,150)	(30)
Net Increase (Decrease)	(206,196)	(4,975)	(25,063)	352
Year Ended October 31, 2016
Dollars:
Sold	$484,427	$29,020	$152,393	$139,814
Reinvested	–	–	–	82
Redeemed	(498,910)	(29,056)	(138,315)	(399,892)
Net Increase (Decrease)	$(14,483)	$(36)	$14,078	$(259,996)
Shares:
Sold	484,425	29,021	152,393	139,814
Reinvested	–	–	–	82
Redeemed	(498,910)	(29,056)	(138,314)	(399,892)
Net Increase (Decrease)	(14,485)	(35)	14,079	(259,996)

Distributions:
Year Ended October 31, 2017
From net investment income $	(2,167)	$(65)	$(1,130)	$–
From net realized gain on
investments	–	–	–	–
From tax return of capital	(154)	(5)	(81)	–
Total Dividends and Distributions $	(2,321)	$(70)	$(1,211)	$–
Year Ended October 31, 2016
From net investment income $	–	$–	$–	$(93)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$(93)

See accompanying notes.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

1. Organization

Principal Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements for Money Market Fund (the “Fund”) are presented herein. The Fund offers four classes of shares: Class A, Class C, Class J and Institutional. Information presented in these financial statements pertains to Class J shares. Certain detailed information for the other classes of shares is provided separately.

The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The Fund was an investment company at all times during the year. The Fund has not provided financial support, and is not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly, the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Fund. The personnel responsible for fulfilling the obligations to the Fund pursuant to the investment advisory agreement remain the same.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. (the “Board of Directors”). In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund qualifies as a retail money market fund and values its securities, other than holdings of publicly traded investment funds, at amortized cost, which approximates fair value, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Publicly traded investment funds are valued at the funds’ net asset value.

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates all income and realized gains or losses on a daily basis to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

Expenses. Expenses directly attributed to the Fund are charged to the Fund. Other fund expenses not directly attributed to the Fund are apportioned among the funds managed by the Manager.

The Fund allocates all expenses (other than class-specific expenses) on a daily basis to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2017, are included separately in the statement of operations.

Distributions to Shareholders. The Fund declares all net investment income and any net realized gains from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. GAAP.

7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2017, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2014-2016. No examinations are in progress or anticipated at this time.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of October 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2017, the Fund did not borrow from or loan to the Facility.

In addition, the Fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank, which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. the Fund did not borrow against the line of credit during the year ended October 31, 2017.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Fund’s policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Fund could experience delays in the realization of the collateral.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

4. Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund may use various valuation approaches, including market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in the Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for transfers between levels of the Fund’s assets and liabilities. As of October 31, 2017, there were no transfers between Level 1 and Level 2.

As of October 31, 2017, all of the Fund’s investments were valued based on Level 2 inputs, with the exception of publicly traded investment funds, which are based on Level 1 inputs.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of the Fund, which is an affiliate of the Manager. The annual rates used in this calculation for the Fund are as follows:

Net Assets of Fund

First $500	Next $500	Next $500	Next $500	Next $1	Over $3
million	million	million	million	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%

Class A, Class C, and Institutional shares of the Fund reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays the Transfer Agent a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the Fund’s expenses on certain share classes. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class, on an annualized basis, during the reporting period. The operating expense limit for Class C shares is 1.79%. The expense limit will expire on February 28, 2018.

The Manager has voluntarily agreed to limit the Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Amounts owed to the Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as reimbursement from Manager and are settled monthly.

Distribution Fees. Class C and Class J shares of the Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Fund. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are 1.00% and .15% for Class C and Class J shares, respectively.

The Distributor has voluntarily agreed to limit the Fund’s distribution fees attributable to Class C shares. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0% for Class C shares. The voluntary expense limit may be terminated at any time.

The Distributor has contractually agreed to limit the Fund’s distribution fees attributable to Class J shares. This waiver will reduce the distribution fees by .15%. The expense limit expires February 28, 2018.

Amounts owed to the Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

Sales Charges. The Distributor receives proceeds of any contingent deferred sales charge (“CDSC”) on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The aggregate amounts of these charges retained by the Distributor for the year ended October 31, 2017, were approximately $9,000, $6,000 and $60,000 for Class A, Class C, and Class J shares, respectively.

10

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2017

6. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2017 and October 31, 2016 were as follows (amounts in thousands):

Ordinary Income		Return of Capital
2017	2016	2017	2016
$3,362	$93	$240	$—

Distributable Earnings. As of October 31, 2017, there were no distributable earnings on a federal tax basis.

Capital Loss Carryforward. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains although it is unlikely the Fund will recognize future capital gains. As of October 31, 2017, the Fund had expired capital loss carryforwards of approximately $2,938,000, utilized capital loss carryforwards of approximately $31,000 and no net capital loss carryforwards.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2017, the Fund does not intend to defer any late-year losses.

Reclassification of Capital Accounts. The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying statement of changes in net assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017 the Fund recorded reclassifications as follows (amounts in thousands):

Accumulated	Accumulated Net
Undistributed Net	Realized Gain on
Investment Income	Investments	Paid in Capital
$31	$2,938	$(2,969)

7. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

11

Schedule of Investments
Money Market Fund
October 31, 2017

INVESTMENT COMPANIES - 4.34%	Shares Held	Value (000's)		Principal
Money Market Funds - 4.34%			MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Deutsche Government Money Market Series	6,400,000	$6,400	Illinois - 1.73%
Goldman Sachs Financial Square Funds -	5,000,000	5,000	Memorial Health System/IL (credit support
Government Fund			from JP Morgan Chase & Co)
Morgan Stanley Institutional Liquidity Funds -	4,630,000	4,630	1.20%, 11/07/2017(b),(c)	$8,700	$8,700
Government Portfolio
STIT-Government & Agency Portfolio	5,830,000	5,830	Maryland - 1.57%
		$21,860	City of Baltimore MD (credit support from
TOTAL INVESTMENT COMPANIES		$21,860	State Street Bank & Trust)
			1.20%, 11/07/2017(b),(c)	7,915	7,915
	Principal
BONDS - 9.56%	Amount (000's)	Value (000's)
Automobile Asset Backed Securities - 4.32%			Minnesota - 0.81%
AmeriCredit Automobile Receivables Trust			City of St Paul MN (credit support from
2017-3			Wells Fargo)
			1.17%, 11/07/2017(b),(c)	4,100	4,100
1.40%, 08/20/2018	$1,573	$1,573
Capital Auto Receivables Asset Trust 2017-1
1.40%, 11/20/2018(a)	2,100	2,100	Oklahoma - 0.40%
CarMax Auto Owner Trust 2017-3			Oklahoma University Hospital (credit support
1.35%, 08/15/2018	3,196	3,196	from Bank of America)
			1.20%, 11/07/2017(b),(c)	2,000	2,000
Drive Auto Receivables Trust
1.45%, 11/15/2018	2,300	2,300
Enterprise Fleet Financing LLC			TOTAL MUNICIPAL BONDS		$41,759
1.05%, 02/20/2018(a)	766	766		Principal
1.50%, 07/20/2018(a)	1,754	1,754	COMMERCIAL PAPER - 71.63%	Amount (000's)	Value (000's)
GM Financial Automobile Leasing Trust			Agriculture - 5.16%
2017-3			Archer-Daniels-Midland Co
1.35%, 09/20/2018	3,236	3,236	1.17%, 11/01/2017(a)	$5,000	$5,000
GM Financial Consumer Automobile			1.17%, 11/13/2017(a)	5,000	4,998
Receivables Trust 2017-3			Cargill Inc (credit support from CARGILL
1.39%, 10/16/2018(a)	3,000	3,000	INC)
Santander Drive Auto Receivables Trust 2017-			1.14%, 11/13/2017(a),(c)	3,980	3,978
3			Philip Morris International Inc
1.40%, 10/15/2018	3,850	3,850	1.23%, 11/21/2017(a)	1,530	1,529
		$21,775	1.30%, 12/04/2017(a)	5,000	4,994
			1.32%, 12/28/2017(a)	5,000	4,990
Diversified Financial Services - 2.81%			1.39%, 12/27/2017(a)	500	499
Corporate Finance Managers Inc
1.23%, 11/07/2017(b)	5,145	5,145			$25,988
MetLife Inc			Automobile Manufacturers - 2.77%
1.56%, 08/17/2018	9,000	9,000	Nissan Motor Acceptance Corp
		$14,145	1.27%, 01/02/2018(a)	5,000	4,989
			1.30%, 01/02/2018(a)	4,000	3,991
Insurance - 1.59%
New York Life Global Funding Company			Toyota Financial Services de Puerto Rico
1.30%, 07/20/2018	8,000	8,000	Inc (credit support from Toyota Financial
			Services)
			1.28%, 11/30/2017(c)	5,000	4,995
Other Asset Backed Securities - 0.84%
Dell Equipment Finance Trust 2017-1					$13,975
1.35%, 05/22/2018(a)	1,313	1,313	Banks - 27.02%
GreatAmerica Leasing Receivables Funding			Bank of Nova Scotia/The
LLC Series 2017-1			1.33%, 11/28/2017(a),(d)	2,670	2,667
1.00%, 02/20/2018(a)	432	432	Bank of Tokyo-Mitsubishi UFJ Ltd/New York
John Deere Owner Trust 2017-B			NY
1.35%, 07/16/2018	2,461	2,461	1.16%, 11/02/2017	5,000	5,000
		$4,206	1.20%, 11/15/2017	4,000	3,998
TOTAL BONDS		$48,126	Barclays Bank PLC
			1.21%, 11/06/2017(d)	5,000	4,999
	Principal		1.27%, 11/24/2017(d)	5,000	4,996
MUNICIPAL BONDS - 8.29%	Amount (000's)	Value (000's)
California - 0.74%			BNP Paribas SA/New York NY
Kern Water Bank Authority (credit support			1.06%, 11/01/2017	5,000	5,000
from Wells Fargo)			CAFCO LLC (credit support from CAFCO
1.19%, 11/07/2017(b),(c)	$3,734	$3,734	LLC)
			1.25%, 11/17/2017(a),(c)	6,000	5,997
Colorado - 3.04%			DBS Bank Ltd
			1.19%, 11/01/2017(a),(d)	5,000	5,000

City of Colorado Springs CO Utilities System			DNB Bank ASA
Revenue (credit support from Mizuho Bank			1.15%, 11/01/2017(a),(d)	4,000	4,000
LTD)
1.19%, 11/07/2017(b),(c)	7,000	7,000	Manhattan Asset Funding Co LLC
			1.30%, 11/02/2017(a)	6,500	6,500
Colorado Housing & Finance			1.30%, 11/06/2017(a)	6,000	5,999
Authority (credit support from Federal Home
Loan Bank)			Mizuho Bank Ltd/NY
			1.19%, 11/07/2017(a)	6,000	5,999
1.25%, 11/07/2017(b),(c)	7,510	7,510
			1.32%, 01/02/2018(a)	5,000	4,989
County of Kit Carson CO (credit support from
Wells Fargo)			Natixis SA/New York NY
1.20%, 11/07/2017(b),(c)	800	800	1.08%, 11/01/2017	6,000	6,000
		$15,310	1.16%, 11/03/2017	5,000	5,000

See accompanying notes.

12

Schedule of Investments Money Market Fund October 31, 2017

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)
Banks (continued)			Diversified Financial Services (continued)
Oversea-Chinese Banking Corp Ltd			Nieuw Amsterdam Receivables
1.28%, 11/27/2017(a),(d)	$2,650	$2,647	Corp (continued)
1.31%, 11/20/2017(a),(d)	3,000	2,998	1.34%, 01/04/2018(a)	$5,000	$4,988
Sheffield Receivables Co LLC			Ontario Teachers' Finance Trust (credit
1.31%, 12/21/2017(a)	1,560	1,557	support from Ontario Teachers Pension Plan
1.32%, 12/12/2017(a)	5,000	4,992	Board)
Skandinaviska Enskilda Banken AB			1.29%, 11/13/2017(a),(c)	3,900	3,898
1.27%, 11/29/2017(a),(d)	6,000	5,994	Regency Markets No. 1 LLC
1.27%, 12/01/2017(a),(d)	5,000	4,995	1.23%, 11/09/2017(a)	6,000	5,998
1.28%, 12/27/2017(a),(d)	3,240	3,233	Thunder Bay Funding LLC
Standard Chartered Bank/New York			1.33%, 01/05/2018(a)	5,000	4,988
1.35%, 12/18/2017(a)	6,000	5,989			$122,320
Sumitomo Mitsui Banking Corp			Electric - 0.99%
1.30%, 11/08/2017(a),(d)	5,000	4,999	Engie SA
1.30%, 11/10/2017(a),(d)	3,500	3,499	1.21%, 11/30/2017(a)	5,000	4,995
1.30%, 11/13/2017(a),(d)	4,050	4,048
United Overseas Bank Ltd			Insurance - 2.74%
1.26%, 11/28/2017(a),(d)	5,000	4,995	Prudential PLC
1.29%, 12/01/2017(a),(d)	4,000	3,996	1.17%, 11/02/2017(a)	4,000	4,000
1.33%, 01/09/2018(a),(d)	6,000	5,985	1.25%, 11/27/2017(a)	4,820	4,816
		$136,071	1.27%, 11/21/2017(a)	5,000	4,996
Beverages - 2.23%					$13,812
Brown-Forman Corp			Machinery - Construction & Mining - 0.94%
1.20%, 11/03/2017(a)	2,739	2,739	Caterpillar Financial Services Corp (credit
1.22%, 11/24/2017(a)	4,000	3,997	support from Caterpillar Inc)
1.24%, 11/22/2017(a)	4,500	4,497	1.25%, 11/17/2017(c)	4,000	3,998
		$11,233	1.30%, 11/21/2017(c)	760	759
Chemicals - 0.99%					$4,757
BASF SE			Pharmaceuticals - 1.41%
1.28%, 12/20/2017(a)	5,000	4,991	Novartis Finance Corp (credit support from
			Novartis AG)
Commercial Services - 0.68%			1.13%, 11/01/2017(a),(c)	5,000	5,000
Salvation Army/United States			Sanofi
1.25%, 12/06/2017	3,410	3,406	1.24%, 12/29/2017(a)	2,100	2,096
					$7,096
Diversified Financial Services - 24.29%			Telecommunications - 2.41%
Anglesea Funding LLC			Telstra Corp Ltd
1.28%, 11/03/2017	4,500	4,500	1.28%, 12/05/2017(a)	1,230	1,229
AXA Financial Inc (credit support from AXA			1.29%, 12/05/2017(a)	3,900	3,895
SA)			1.30%, 12/19/2017(a)	5,000	4,991
1.38%, 01/16/2018(a),(c)	4,500	4,487	1.32%, 12/14/2017(a)	2,000	1,997
Collateralized Commercial Paper Co LLC					$12,112
1.35%, 12/11/2017	4,380	4,373	TOTAL COMMERCIAL PAPER		$360,756
Collateralized Commercial Paper II Co LLC
1.36%, 11/08/2017(a)	5,000	4,999		Maturity
CRC Funding LLC			REPURCHASE AGREEMENTS - 6.35%	Amount (000's)	Value (000's)
1.25%, 11/27/2017(a)	5,000	4,996	Banks - 6.35%
1.28%, 11/20/2017(a)	6,000	5,996	Barclays Bank PLC Repurchase Agreement;	$16,000	$16,000
DCAT LLC			1.03% dated 10/31/2017 maturing
1.28%, 11/20/2017	6,000	5,996	11/01/2017 (collateralized by US
1.28%, 11/29/2017	5,000	4,995	Government Security; $16,320,083; 1.13%;
Fairway Finance Co LLC			dated 08/31/2021)
1.20%, 11/13/2017(a)	2,900	2,899	Merrill Lynch Repurchase Agreement; 1.05%	16,000	16,000
1.28%, 12/15/2017(a)	4,000	3,994	dated 10/31/2017 maturing 11/01/2017
1.29%, 11/14/2017(a)	5,000	4,998	(collateralized by US Government
Gotham Funding Corp			Securities; $16,320,007; 0.00%-0.00%;
1.34%, 01/03/2018(a)	3,000	2,993	dated 01/15/27-10/15/27)
1.35%, 12/26/2017(a)	5,000	4,990			$32,000
1.35%, 01/02/2018(a)	4,100	4,090	TOTAL REPURCHASE AGREEMENTS		$32,000
Intercontinental Exchange Inc			Total Investments		$504,501
1.14%, 11/06/2017(a)	5,000	4,999	Other Assets and Liabilities - (0.17)%		$(845)
1.14%, 11/07/2017(a)	5,000	4,999	TOTAL NET ASSETS - 100.00%		$503,656
JP Morgan Securities LLC
1.25%, 11/07/2017	5,000	4,999
1.25%, 11/10/2017	4,000	3,999	(a)	Security exempt from registration under Rule 144A of the Securities Act of
1.35%, 11/16/2017	5,000	4,997	1933. These securities may be resold in transactions exempt from
Liberty Street Funding LLC			registration, normally to qualified institutional buyers. At the end of the
1.29%, 11/03/2017(a)	4,270	4,270	period, the value of these securities totaled $288,111 or 57.20% of net
1.45%, 02/07/2018(a)	4,000	3,984	assets.
Nieuw Amsterdam Receivables Corp			(b)	Certain variable rate securities are not based on a published reference
1.28%, 11/17/2017(a)	3,940	3,938	rate and spread but are determined by the issuer or agent and are based
1.29%, 12/07/2017(a)	1,960	1,957	on current market conditions. These securities do not indicate a reference
			rate and spread in their description.

See accompanying notes.

13

Schedule of Investments
Money Market Fund
October 31, 2017

(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(d)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	64.80%
Consumer, Non-cyclical	9.48%
Insured	8.29%
Asset Backed Securities	5.16%
Investment Companies	4.34%
Consumer, Cyclical	2.77%
Communications	2.41%
Basic Materials	0.99%
Utilities	0.99%
Industrial	0.94%
Other Assets and Liabilities	(0.17)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

14

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15

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year October 31 (except as noted):

	Net Asset	Net	Dividends	Total
	Value,	Investment	from Net	Dividends	Net Asset			Net Assets, End of	Ratio of Expenses
	Beginning	Income	Investment	and	Value End			Period (in	to Average Net
	of Period	(Loss)(a)	Income	Distributions	of Period	Total Return		thousands)	Assets
MONEY MARKET FUND
Class J shares
2017	$1.00	$–	$–	$–	$1.00	0.48	%(c)	$243,195	0.58%
2016	1.00	–	–	–	1.00	0.00	(c)	268,364	0.50
2015	1.00	–	–	–	1.00	0.00	(c)	254,240	0.20
2014	1.00	–	–	–	1.00	0.00	(c)	249,914	0.17
2013	1.00	–	–	–	1.00	0.00	(c)	278,536	0.21

See accompanying notes.

16

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

Ratio of Net
Ratio of Gross	Investment Income
Expenses to Average	to Average Net
Net Assets(b)	Assets

0.73%	0.43%
0.76	0.00
0.83	0.00
0.82	0.00
0.82	0.00

(a) Calculated based on average shares outstanding during the period. (b) Excludes expense reimbursement from Manager and/or Distributor. (c) Total return is calculated without the contingent deferred sales charge.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Class J shares
Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Fund, (one of the portfolios constituting the Principal Funds, Inc. (the “Fund”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers, and transfer agent or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Fund of the Principal Funds, Inc., at October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 18, 2017

18

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2017 (unaudited)

As a shareholder of the the Fund of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
			During Period				During Period
	Beginning	Ending Account	May 1, 2017 to		Beginning	Ending Account	May 1, 2017 to
	Account Value	Value October	October 31,		Account Value	Value October	October 31,		Annualized
	May 1, 2017	31, 2017	2017	(a)	May 1, 2017	31, 2017	2017	(a)	Expense Ratio

Money Market Fund
Class J	$1,000.00	$1,003.38	$2.98		$1,000.00	$1,022.23	$3.01		0.59%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

PRINCIPAL FUNDS, INC.
(unaudited)

Notification of Source of Distributions
Pursuant to Rule 19a-1 of the Investment Company Act of 1940

As noted in the table provided below, certain of the Principal Funds made distributions for the months of June 2017, July 2017, August 2017, September 2017, October 2017 and November 2017 for which a portion is estimated to be in excess of the fund’s current and accumulated net income. As of these month ends, the estimated sources of these distributions were as follows:

	June 2017
Fund		Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund		53.49%	46.51%	0.00%
Global Real Estate Securities Fund		0.00	100.00	0.00
Government & High Quality Bond Fund		0.00	0.00	100.00
High Yield Fund		15.21	0.00	84.79
High Yield Fund I		99.69	0.00	0.31
Income Fund		0.00	0.00	100.00
Money Market Fund		91.24	7.14	1.62
Short-Term Income Fund		90.75	0.00	9.25

	July 2017
Fund		Net Income	Realized Gain	Capital Sources
Finisterre Unconstrained Emerging Markets Bond Fund		0.00%	100.00%	0.00%
Government & High Quality Bond Fund		0.00	0.00	100.00
High Yield Fund		1.81	0.00	98.19
High Yield Fund I		98.32	0.00	1.68
Income Fund		0.00	0.00	100.00
Money Market Fund		84.92	1.38	13.70
Short-Term Income Fund		87.88	0.00	12.12

	August 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	5.89	0.00	94.11
High Yield Fund I	97.23	0.00	2.77
Income Fund	0.00	0.00	100.00
Money Market Fund	86.78	0.00	13.22
SAM Flexible Income Portfolio	92.10	0.00	7.90
Short-Term Income Fund	85.96	0.00	14.04

	September 2017
Fund	Net Income	Realized Gain	Capital Sources
Global Real Estate Securities Fund	0.00%	100.00%	0.00%
Government & High Quality Bond Fund	0.00	0.00	100.00
High Yield Fund	1.29	0.00	98.71
Income Fund	0.00	0.00	100.00
LargeCap Growth Fund II *	98.55	1.45	0.00
Money Market Fund	87.01	0.00	12.99
Short-Term Income Fund	91.85	0.00	8.15

20

	PRINCIPAL FUNDS, INC.
	(unaudited)

	October 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	23.16	0.00	76.84
Income Fund	0.00	0.00	100.00
Money Market Fund	86.71	0.00	13.29
Short-Term Income Fund	95.40	0.00	4.60

	November 2017
Fund	Net Income	Realized Gain	Capital Sources
Government & High Quality Bond Fund	0.00%	0.00%	100.00%
High Yield Fund	34.86	0.00	65.14
Income Fund	0.00	0.00	100.00
SAM Flexible Income Portfolio	90.75	9.25	0.00
Short-Term Income Fund	96.52	0.00	3.48

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Tax reporting information for shareholders of the funds will not be available until the end of the funds’ fiscal year.

As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

Notices are posted monthly on our website at principalfunds.com/sources-of-distribution. You may also request a copy of such notices, free of charge, by telephoning 800-222-5852.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the investment. Contact your financial professional or call 800-222-5852 to obtain another copy of the prospectus. Read the prospectus carefully before investing.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Principal Funds are distributed by Principal Funds Distributor, Inc.

* Effective September 29, 2017, Principal Funds, Inc. Blue Chip Fund acquired all the assets and assumed all the liabilities of LargeCap Growth Fund II.

21

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	131	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	131	McClatchy
Director since 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Craig Damos	President, The Damos Company	131	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	131	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	131	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	131	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	131	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	131	Charlotte Russe; Follet
Director since 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

22

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	131	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	131	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Patrick Halter	Director, Morley Capital Management, Inc.	131	None
Director since 2017	(“Morley”) since 2017
Member, Executive Committee	Chair, Post Advisory Group, LLC (“Post”)
1959	since 2017
Chief Operating Officer, PGI since 2017
Director, PGI since 2003
Chair, PREI since 2004
Chief Executive Officer, PREI since 2005
Chair, Spectrum since 2017

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA 50392.

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The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, PMC
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Vice President and Chief Compliance Officer, PMC (2015–2017)
Deputy Chief Compliance Officer	Compliance Officer, PMC (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

24

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

25

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated March 1, 2017, and the Statement of Additional Information dated March 1, 2017. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

26

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) a Management Agreement with Principal Global Investors, LLC (the “Manager”) related to the Principal LifeTime 2065 Fund and Principal LifeTime Hybrid 2065 Fund; (2) an amended Subadvisory Agreement between Robert W. Baird & Co. Inc. and the Manager related to the MidCap Growth Fund III; (3) a Subadvisory Agreement with Eagle Asset Management. related to the MidCap Growth Fund III; (4) a Subadvisory Agreement between the Manager and Mellon Capital Corporation and a Subadvisory Agreement between the Manager and DDJ Capital Management, LLC related to the High Yield Fund I; (5) a Subadvisory Agreement between the “Manager” and Logan Circle Partners, L.P. (“Logan”) related to the emerging markets debt sleeve of the Global Diversified Income Fund; and (6) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds

Management Agreement – Principal LifeTime 2065 Fund and PFI Principal LifeTime Hybrid 2065

On June 13, 2017, the Board considered for the newly established Principal LifeTime 2065 Fund (“LifeTime Fund” or a “Fund”) and Principal LifeTime Hybrid 2065 Fund (the “LifeTime Hybrid Fund” or a “Fund”) the approval of a management agreement (the “Management Agreement”) between PFI, for each Fund, and the Manager.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2016 annual renewal of the management agreements for the Principal Funds, the Board had: (1) reviewed the services provided by Principal Management Corporation (“PMC”), the previous manager of PFI, to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of PMC to attract and retain high-quality personnel, and the organizational depth and stability of PMC and concluded that appropriate resources were provided under the management agreements for the Principal Funds; and (3) considered the compliance program established by PMC for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. The Board noted that, following the effectiveness of the merger of PMC with and into the Manager, these observations continued with respect to the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to each Fund under the Management Agreement are expected to be satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. With respect to the Lifetime Fund, the Board reviewed the historical one-year, three-year and since inception (March 1, 2013) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the Lifetime Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). With respect to the LifeTime Hybrid Fund, the Board reviewed the historical one-year and since inception (September 30, 2014) performance, net of fees, as of March 31, 2017 of another series of PFI that is managed by the Manager in accordance with a strategy that is a close proxy to the strategy that will be used in managing the LifeTime Hybrid Fund’s portfolio, as compared to a relevant benchmark index (one-year, three-year, five-year and since inception) and a relevant Morningstar category (one-year, three-year, five-year and since inception). The Board concluded, based upon the information provided, that the Manager is qualified.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. With respect to each Fund, the Board also received information from the Manager, based upon data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee for each Fund was a flat fee of 0 basis points and that the management fee schedules of a portion of the affiliated underlying funds in which the Funds will invest contain breakpoints that will pass through economies of scale to the Funds’ shareholders.

In addition, in evaluating the management fees, the Board considered the Manager’s forecasted profitability for each Fund, which included a consideration of the profitability to the Manager of each Fund’s investments in affiliated underlying funds that pay management fees to the Manager. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Manager. The Board noted the Manager’s statement that there would be no known fall-out benefits to the Manager in connection with its management of the Funds. The Board concluded that, on the basis of the information provided, the proposed management fee for each Fund was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

27

Robert W. Baird & Co., Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fun III (the “Fund”) the approval of an amended fee schedule under the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Robert W. Baird & Co., Inc. (the “Subadvisor”) with respect to the Fund in connection with a proposal to reduce the Subadvisor’s fee at certain asset levels.

The Board reviewed materials received from the Manager regarding the proposed change in the subadvisory fee schedule. The Board considered the Manager’s representation that the change in the subadvisory fee schedule would not reduce the quality or extent of the services provided by the Subadvisor to the Fund and that the Subadvisor’s obligations under the Subadvisory Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Subadvisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2016 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Subadvisor under the Subadvisory Agreement and had concluded, based upon the information provided, that the terms of the Subadvisory Agreement were reasonable and that approval of the Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended subadvisory fee schedule at this time and, accordingly, recommended to the Board of Directors the approval of the amended fee schedule under the Subadvisory Agreement.

Eagle Asset Management, Inc. Subadvisory Agreement

On June 13, 2017, the Board considered for the MidCap Growth Fund III (the “Fund”) the approval of a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Eagle Asset Management, Inc. (the “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and five-year performance returns as of March 31, 2017, gross and net of proposed fees, of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the historical performance of a previous subadvisor to the Fund and a relevant benchmark index. The Board also reviewed the historical performance returns from January 31, 2014 (the inception date of the performance of the previous subadvisor to the Fund) through March 31, 2017, gross and net of proposed fees, of the Subadvisor’s composite, as compared to the historical performance of the previous subadvisor to the Fund and a relevant benchmark index. In addition, the Board reviewed the percentile rankings of the historical performance of the Subadvisor’s composite, net of proposed fees, in a relevant Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other fall-out benefits to be received by the Subadvisor. The Board noted that the Subadvisor intended to use Fund commissions to buy Section 28(e) eligible products and services. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

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Mellon and DDJ Subadvisory Agreements

On September 12, 2017, the Board considered for the High Yield Fund I (the “Fund”) the approval of (i) a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Mellon Capital Management Corporation (“Mellon” or a “Subadvisor”) and (ii) a subadvisory agreement (a “Subadvisory Agreement”) between the Manager and DDJ Capital Management, LLC (“DDJ” or a “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, the investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board noted that Mellon currently provides subadvisory services for another series of PFI and one series of Principal Variable Contracts Funds, Inc. and that DDJ currently provides subadvisory services for an investment sleeve of another series of PFI and that the Board had reviewed and recommended for renewal the applicable subadvisory agreements with Mellon and DDJ at its September 2017 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017 (and for DDJ only, the historical five-year performance returns as of June 30, 2017), gross and net of proposed fees, of each Subadvisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to the historical performance returns, gross and net of fees, of a current subadvisor to the Fund and to the historical performance of a relevant benchmark index, as well as the percentile rankings of the performance of each Subadvisor’s composite, net of proposed fees, and the historical performance of the current subadvisor in a relevant Morningstar category for each period, as applicable. The Board also reviewed the hypothetical one-year, three-year and since inception (September 30, 2012) performance returns as of June 30, 2017, gross and net of proposed fees, for the proposed allocations of the Fund giving effect to the appointment of each Subadvisor, as compared to the historical performance returns, gross and net of fees, of the Fund under its current allocations, as well as the percentile rankings of the hypothetical performance of the proposed allocations of the Fund, net of proposed fees, and the historical performance of the Fund in a relevant Morningstar category for each period. The Board concluded, based upon the information provided, that each Subadvisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee for each Subadvisor, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule for each Subadvisor includes breakpoints and concluded that each subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive. On the basis of the information provided, the Board concluded that each proposed subadvisory fee was reasonable Other Benefits The Board also considered the character and amount of other fall-out benefits to be received by each Subadvisor. The Board noted that neither Subadvisor engages in soft dollar trading. The Board concluded that, on the basis of the information provided, each proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that approval of each Subadvisory Agreement is in the best interests of the Fund.

Logan Circle Partners, L.P. Subadvisory Agreement

At its September 12, 2017 meeting, as part of its annual review of the Funds’ Subadvisory Agreements, the Board concluded that the Subadvisory Agreement pursuant to which Logan Circle Partners, L.P. (“Logan Circle” or “Subadvisor”) serves as the subadvisor to the emerging markets debt investment sleeve of the PFI Global Diversified Income Fund should be renewed. The Board noted that a change in control transaction with respect to Logan Circle was expected to become effective in September 2017, and that this change in control would result in the “assignment” (as defined in the Investment Company Act of 1940, as amended) of the Subadvisory Agreement then in effect, causing the agreement’s automatic termination. The Board considered the Manager’s statements that there were no anticipated changes to the portfolio management team that currently manages the Fund’s emerging markets debt investment sleeve or to the investment philosophy and process the team employs; that the change in control transaction was not expected to impact the nature, quality or extent of the services that the Subadvisor provides to the Fund; and that the subadvisory fee schedule would not change in connection with the change in control transaction. Accordingly, the Board concluded that a new Subadvisory Agreement with Logan Circle should be approved to take effect upon the termination of the Subadvisory Agreement upon the effectiveness of the change in control transaction.

29

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 12, 2017 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Board”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Global Investors, LLC (the “Manager”) and PFI, on behalf of each of the sixty-six (66) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Analytic Investors, LLC; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; BlackRock International Limited; Brown Advisory, LLC; Causeway Capital Management LLC.; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors; DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Eagle Asset Management, Inc.; Emerald Advisers, Inc.; Finisterre Capital LLP; Logan Circle Partners, L.P.; Los Angeles Capital Management and Equity Research, Inc.; Mellon Capital Management Corporation; Neuberger Berman Investment Advisers LLC; Origin Asset Management, LLP, Post Advisory Group, LLC; Principal Real Estate Investors, LLC; Robert W. Baird & Co. Incorporated; Sawgrass Asset Management, LLC, Spectrum Asset Management, Inc.; Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Vaughan Nelson Investment Management, LP; Victory Capital Management Inc.; W. H. Reaves & Co., Inc.; and Westwood Management Corp.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” On May 1, 2017, each of Principal Management Corporation (“PMC”) and Edge Asset Management Inc. (“Edge”), each an affiliate of PGI, merged with and into PGI. Prior to May 1, 2017, PMC served as the investment advisor to the Funds and PGI and Edge served as subadvisors to certain of the Funds. References herein to the “Manager” mean PMC for periods prior to May 1, 2017 and PGI for periods on and after May 1, 2017.

The Board considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board reviewed a broad range of information requested for this purpose, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreements. The Board also considered that, during the periods reviewed, the Manager had delegated day-to-day portfolio management responsibility for certain Funds to the Subadvisors. The Board noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a qualified unaffiliated subadvisor for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisors. The Board also considered the compliance program established by the Manager for the Funds and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

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Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2017 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2017, and compared those returns to various agreed-upon performance measures, including, for all Funds, other than (1) the PFI Money Market Fund, for which comparative performance information was provided by I-Money Net, (2) one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee, and (3) any Funds without a one-year performance history, peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period ended March 31, 2017, respectively, if available. The Board also compared each Fund’s investment performance over the one-, three- and five-year periods ended March 31, 2017, as available, to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds, that had not attained during the relevant period(s) a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund or Subadvisor and/or remedial efforts being taken to improve performance. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. For each Fund the Board received certain information from Broadridge. The Board received information comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class A shares for PFI Funds, to investment advisory fees and expense ratios of funds in a peer group selected by Broadridge, except for one PFI Fund that uses a custom peer group recommended by the Manager and reviewed by the 15(c) Committee (“Expense Group”), and, if available, a broad-based, industry category defined by Broadridge (“Expense Universe”). For PFI Funds that did not offer Class A shares or if Class A shares represented less than 5% of the PFI Fund’s total assets, the information provided was based upon Class I shares (or, in the case of one PFI Fund, Class R-6 shares).

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds and non-fund accounts managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability, the existence and sharing of economies of scale and expense caps and fee waivers. In reviewing the fees of other accounts managed by the Manager, the Board considered information provided by the Manager regarding differences between the services provided to the Funds and the services provided to such other accounts. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board considered the new contractual management fee waivers for all share classes of the PFI SAM Portfolios, to be effective from January 1, 2018 through February 28, 2019. The Board also considered the estimated pro forma effect the waivers would have on the total expense ratio for each of the SAM Portfolios, which in the case of all but one Portfolio would change the ranking of the total expense ratio to the second or third quartile. Taking into consideration these factors, the Board determined that the management fees, net of waivers (as applicable), were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

With respect to the LifeTime Funds, the Board noted that the Funds pay no Fund-level management fees. The Board also reviewed the actual non-management expenses of the Funds and found them to be reasonable. The Board reviewed the total net expense ratios of the Funds, including acquired fund fees and expenses, and noted that the rankings of certain Funds moved into the fourth quartile, which was attributable in part to changes in peer group composition. Based upon this observation, the Board determined to monitor the Funds’ total net expense ratios going forward.

With respect to the nine (9) PFI Funds that are using the “Core Satellite” structure, the Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

The Board also considered the expense caps and fee waivers that would be in place with respect to certain Funds and share classes. The Board noted the Manager’s proposal to extend the expense caps and fee waivers for certain Funds and share classes and to terminate the expense caps and fee waivers for certain Funds and share classes that are both currently operating and projected to operate below applicable expense caps. The list of agreed upon expense caps and fee waivers also reflects the new fee waivers or revised fee waivers for certain Funds.

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Profitability

The Board reviewed detailed information regarding revenues PMC received under the Management Agreements and the estimated direct and indirect costs PMC incurred in providing to each Fund the services described in the applicable Management Agreements for the year ended December 31, 2016. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Columbus Circle Investors, Edge, Finisterre Capital LLP, Origin Asset Management LLP, Post Advisory Group LLC, PGI, Principal Real Estate Investors LLC and Spectrum Asset Management, Inc.) and the aggregated return on revenue to PMC and its affiliates for the year ended December 31, 2016. The Board considered management’s statements regarding the effects of the merger of PMC with and into PGI on profitability calculations. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur, the incremental declines in management fees at each breakpoint and the amount of fee reductions that had been provided to shareholders as a result of the sharing of economies of scale. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. Taking into account management’s proposal to add a new breakpoint to the management fee schedule of each of the MidCap Fund and the PFI Diversified International Fund, the Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the LifeTime Funds and the LifeTime Hybrid Funds do not directly pay management fees, although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses. The Board also noted that the management fees for the LargeCap S&P 500 Index Fund, the MidCap S&P 400 Index Fund, and the SmallCap S&P 600 Index Fund do not include breakpoints, but each such Fund has a relatively low basis point fee (25 basis points or less) on all Fund assets. Considering all relevant factors, including the level of the fee, the Board determined that no breakpoints were necessary at this time.

Subadvisory Fees, Economies of Scale and Profitability

For each subadvised Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. For each subadvised Fund, whose Subadvisor does not receive a subadvisory fee, the Board received certain information from Broadridge comparing each such Fund’s subadvisory fee at current asset levels and at theoretical asset levels to subadvisory fees of subadvised funds in the Expense Group and, if available, the Expense Universe. The Board considered the proposed reductions in the subadvisory fee schedules for AllianceBernstein L.P. with respect to the SmallCap Growth Fund I , Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the MidCap Value Fund III and the Overseas Fund, Causeway Capital Management LLC with respect to the Overseas Fund, Los Angeles Capital Management and Equity Research, Inc. with respect to the SmallCap Value Fund II, T. Rowe Price Associates, Inc. with respect to the Large Cap Growth Fund I and W.H. Reaves & Co., Inc. (doing business as Reaves Asset Management) with respect to the global infrastructure investment sleeve of the Global Diversified Income Fund. The Board also considered the pro forma rankings of the reduced subadvisory fees proposed for each Fund in the applicable Expense Group. In the case of each such proposed subadvisory fee reduction, the Board considered the Manager’s representation that the proposed subadvisory fee was competitive, that the fee rate reduction would not reduce the quality or extent of the services provided by the Subadvisor to the applicable Fund and that the Subadvisor’s obligations would remain the same in all material respects.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each subadvised Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees or whether the subadvisory fee schedule is otherwise appropriate at current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees, with the proposed reductions, were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by each Subadvisor when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, on the basis of the information provided, the subadvisory fees were reasonable.

With regard to the High Yield Fund I, for which JPMorgan Investment Management Inc. (“JPMorgan”) serves as a Subadvisor, the Board concluded not to renew the Subadvisory Agreement with JPMorgan based upon the Manager’s recommendation in light of proposed changes to the Fund’s positioning.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement (with the exceptions noted above), with the actions proposed by the Manager, is in the best interests of each Fund.

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ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. The amendment was made to list the current Principal Executive Officer.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit in response to Item 12(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

October 31, 2016 - $1,306,723
October 31, 2017 - $1,191,685

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. During the last two fiscal years, Ernst & Young has billed the following amounts for those services.

October 31, 2016 - $5,000
October 31, 2017 - $20,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

October 31, 2016 - $310,576
October 31, 2017 - $277,860

Classification: Internal Use

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings

Classification: Internal Use

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7. For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8. The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them,

Classification: Internal Use

such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Boards of the Funds on June 12, 2017).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst & Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

October 31, 2016 - $315,576
October 31, 2017 - $297,860

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Classification: Internal Use

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

Classification: Internal Use

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Michael J. Beer
Michael J. Beer, President and CEO

Date 12/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 12/13/2017

By /s/ Tracy W. Bollin
Tracy W. Bollin, Chief Financial Officer

Date 12/13/2017

Classification: Internal Use